As filed with the Securities and Exchange Commission on April 29, 2015

Securities Act Registration No. 333-42004

Investment Company Act File No. 811-10027

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 45

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 46

State Farm Mutual Fund Trust

(Exact name of Registrant as Specified in Charter)

One State Farm Plaza, Bloomington, Illinois	61710-0001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 447-4930

Alan Goldberg
K&L Gates LLP
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3300
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Amending Parts A, B and C, and filing exhibits

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to rule 485(b)

☐	pursuant to rule 485(b)

☐	on April 29, 2015 pursuant to rule 485(a)(1)

☒	on May 1, 2015 pursuant to rule 485(b)

☐	75 days after filing pursuant to rule 485(a)(2)

☐	on ___________ pursuant to rule 485(a)(2)

May 1, 2015

State Farm Mutual Fund Trust

PROSPECTUS

State Farm Equity Fund

State Farm Small/Mid Cap Equity Fund

State Farm International Equity Fund

State Farm S&P 500® Index Fund

State Farm Small Cap Index Fund

State Farm International Index Fund

State Farm Equity and Bond Fund

State Farm Bond Fund

State Farm Tax Advantaged Bond Fund

State Farm Money Market Fund

State Farm LifePath® Retirement Fund

State Farm LifePath 2020 Fund

State Farm LifePath 2030 Fund

State Farm LifePath 2040 Fund

State Farm LifePath 2050 Fund

To enroll in electronic delivery of mutual funds documents, go to **statefarm.com®**, log into your account, scroll down to *State Farm Mutual Funds*, and then click on *Go Paperless*.

State Farm Mutual Fund Trust

Class A Shares

Class B Shares

Legacy Class A Shares

Legacy Class B Shares

	Class A	Class B	Legacy Class A	Legacy Class B
• State Farm Equity Fund	SNEAX	SNEBX	SLEAX	SLEBX
• State Farm Small/Mid Cap Equity Fund	SSNAX	SSNBX	SFSAX	SFSBX
• State Farm International Equity Fund	SNIAX	SNIBX	SFFAX	SFFBX
• State Farm S&P 500 Index Fund	SNPAX	SNPBX	SLIAX	SLIBX
• State Farm Small Cap Index Fund	SNRAX	SNRBX	SMIAX	SMIBX
• State Farm International Index Fund	NFSAX	NFSBX	SIIAX	SIIBX
• State Farm Equity and Bond Fund	NBSAX	NBSBX	SLBAX	SLBBX
• State Farm Bond Fund	BNSAX	BNSBX	SFBAX	SFBBX
• State Farm Tax Advantaged Bond Fund	TANAX	TANBX	SFTAX	SFTBX
• State Farm Money Market Fund	MNAXX	MNBXX	SAAXX	SABXX
• State Farm LifePath® Retirement Fund	NILAX	NILBX	SLRAX	SLRBX
• State Farm LifePath 2020 Fund	NLWAX	NLWBX	SAWAX	SAWBX
• State Farm LifePath 2030 Fund	NLHAX	NLHBX	SAYAX	SAYBX
• State Farm LifePath 2040 Fund	NLOAX	NLBOX	SAUAX	SAUBX
• State Farm LifePath 2050 Fund	NLPAX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS—MAY 1, 2015

INVESTMENTS, EXPENSES, STRATEGIES, RISKS AND PERFORMANCE

STATE FARM EQUITY FUND

(SNEAX) (SNEBX) (SLEAX) (SLEBX)

Investment Objective:    The State Farm Equity Fund (the “Fund” or the “Equity Fund”) seeks long term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.31%	0.31%	0.31%	0.31%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.16%	1.86%	1.16%	1.56%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$612	$850	$1,106	$1,839
Class B	$689	$935	$1,206	$1,997
Legacy Class A	$415	$657	$ 919	$1,667
Legacy Class B	$459	$768	$1,050	$1,749

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$189	$585	$1,006	$1,997
Legacy Class B	$159	$493	$ 850	$1,749

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Equity Fund. Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIMC”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the Fund’s portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its portion of the Equity Fund in a diversified portfolio of large growth stocks. Bridgeway defines “large stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 1000® Index, an unmanaged, market value weighted index, which measures performance of approximately

1,000 of the largest companies in the U.S. market with dividends reinvested. The Russell 1000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Bridgeway selects stocks within the large-cap growth category for the Equity Fund using a statistically driven approach. Under normal circumstances, at least 80% of Bridgeway’s portion of the Equity Fund’s net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap growth category at the time of purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s assets primarily in common stocks of foreign companies.

Westwood

Under normal market conditions, Westwood invests at least 80% of its portion of the Equity Fund (which includes, for purposes of this test, the amount of any borrowings for investment purposes) primarily in common stocks of large capitalization companies, including foreign companies. Westwood may invest its portion of the Equity Fund in securities of companies economically tied to emerging markets. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase, while seasoned companies generally have been operating for at least three years.

In selecting securities, Westwood maintains a list of approved securities of issuers which it believes have proven records and potential for above-average earnings growth. Westwood considers purchasing a security on such list if Westwood’s forecast for growth rates and earnings for that issuer exceeds Wall Street expectations. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt to equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target, and/or a fundamental change that negatively impacts the outlook and original investment thesis. The risk characteristics of Westwood’s portion of the Equity Fund, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Index, the Fund’s benchmark.

Both Bridgeway and Westwood may sell individual securities for several reasons including: the investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Equity Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 13.22%,

during the first quarter of 2012.

Worst quarter: -24.19%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Equity Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	11.39%	13.96%	4.60%
• Return After Taxes on Distributions	10.95%	13.79%	4.06%
• Return After Taxes on Distributions and Sale of Fund Shares	6.82%	11.24%	3.68%
Legacy Class B Shares
• Return Before Taxes	11.53%	13.92%	4.51%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	9.25%	13.47%	3.60%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	9.13%	13.59%	3.46%
S&P 500 Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 7.68%.)	13.69%	15.45%	7.67%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Bridgeway and Westwood.

Portfolio Managers—

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	21

	Elena Khoziaeva	Portfolio Manager	15

	Michael Whipple	Portfolio Manager	12

Westwood	Mark R. Freeman	Executive Vice President and Chief Investment Officer	16

	Lisa Dong	Senior Vice President and Product Director	15

	Matt Lockridge	Vice President, Portfolio Manager and Research Analyst	5

	Scott Lawson	Vice President, Portfolio Manager and Senior Research Analyst	12

	Varun Singh	Vice President, Research Analyst	3

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM SMALL/MID CAP EQUITY FUND

(SSNAX) (SSNBX) (SFSAX) (SFSBX)

Investment Objective:     The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund” or the “Fund”) seeks long-term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.35%	0.35%	0.34%	0.34%
Acquired Fund Fees & Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	1.42%	2.12%	1.41%	1.81%

(1)	The expense information in the table above has been restated to reflect current fees.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$637	$ 927	$1,238	$2,117
Class B	$715	$1,014	$1,339	$2,273
Legacy Class A	$439	$ 733	$1,048	$1,940
Legacy Class B	$484	$ 844	$1,180	$2,022

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$215	$664	$1,139	$2,273
Legacy Class B	$184	$569	$ 980	$2,022

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”), select investments for the Small/Mid Cap Equity Fund. Bridgeway and Rainier each manage approximately one-half of the Small/Mid Cap Equity Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIMC”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the Fund’s portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its segment of the Fund in a diversified portfolio of small capitalization stocks. Bridgeway defines “small stocks” as those whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of approximately 2,000 companies that are between the

1,000th and 3,000th largest in the U.S. market with dividends reinvested. The Russell 2000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Bridgeway selects stocks using a statistically driven approach.

Bridgeway invests in small capitalization stocks in the “value” category, which it defines as those stocks that Bridgeway believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Under normal circumstances, at least 80% of Bridgeway’s portion of the Fund’s net assets (plus borrowings for investment purposes) is invested in stocks from among those in the small cap value category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s portfolio primarily in common stocks of foreign companies.

Bridgeway may sell individual securities for several reasons including: the investment purpose for purchasing the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Rainier

Rainier invests its segment of the Fund primarily (at least 80%) in the common stock of mid-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index, an index that includes the smallest 800 securities in the Russell 1000® Index.

The portfolio managed by Rainier will invest in a blend of stocks with both growth and value characteristics. In selecting common stocks for purchase by the Small/Mid Cap Equity Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Rainier may invest up to 20% of its segment of the Fund’s assets primarily in common stocks and depositary receipts of foreign companies.

Rainier considers the sale of specific common stock when fundamentals deteriorate; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Smaller Company Size Risk.    The securities of smaller capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 18.77%,

during the second quarter of 2009.

Worst quarter: -29.67%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Small/Mid Cap Equity Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	0.97%	13.48%	5.82%
• Return After Taxes on Distributions	-1.67%	12.35%	4.73%
• Return After Taxes on Distributions and Sale of Fund Shares	2.75%	10.81%	4.59%
Legacy Class B Shares
• Return Before Taxes	0.73%	13.46%	5.72%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	-1.08%	12.99%	5.19%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	-1.46%	13.24%	5.14%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 7.82%.)	7.07%	16.36%	8.72%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Bridgeway and Rainier.

Portfolio Managers—

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	21

	Elena Khoziaeva	Portfolio Manager	15

	Michael Whipple	Portfolio Manager	12

Rainier	Mark W. Broughton	Senior Equity Portfolio Manager	More than 5

	James R. Margard	Senior Equity Portfolio Manager	More than 5

	Stacie Cowell	Senior Equity Portfolio Manager	More than 5

	Andrea L. Durbin	Senior Equity Portfolio Manager	More than 5

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM INTERNATIONAL EQUITY FUND

(SNIAX) (SNIBX) (SFFAX) (SFFBX)

Investment Objective:    The State Farm International Equity Fund (the “International Equity Fund” or the “Fund”) seeks long term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.49%	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses	1.54%	2.24%	1.54%	1.94%
Less: Fee Waiver	-0.04%	-0.04%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.50%	2.20%	1.50%	1.90%

(1)	The expense information in the table has been restated to reflect current fees.

State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$645	$ 958	$1,294	$2,240
Class B	$723	$1,046	$1,396	$2,395
Legacy Class A	$448	$ 768	$1,111	$2,076
Legacy Class B	$493	$ 880	$1,243	$2,158

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$223	$696	$1,196	$2,395
Legacy Class B	$193	$605	$1,043	$2,158

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”), select investments for the International Equity Fund. Marsico and Northern Cross each manage approximately one-half of the International Equity Fund’s portfolio. The Manager monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the Fund’s portfolio are discussed separately below.

Marsico

Marsico invests its portion of the International Equity Fund primarily in common stocks of foreign companies that it selects for their long-term growth potential. Marsico may invest its portion of the International Equity Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers of securities in the Fund’s portfolio may be based in or economically tied to the U.S. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macro-economic analysis that focuses on broad financial and economic indicators with ‘bottom-up’ stock selection that initially focuses on individual stocks.

Marsico may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Northern Cross

Northern Cross invests its portion of the International Equity Fund in securities issued by foreign companies, which it believes have the potential for long term margin expansion. Northern Cross primarily focuses on common stocks priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions, Northern Cross will invest its portion of the International Equity Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the International Equity Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

Northern Cross may sell individual securities for several reasons including: full valuation of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 25.34%,

during the second quarter of 2009.

Worst quarter: -23.62%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

International Equity Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	-9.27%	4.01%	2.96%
• Return After Taxes on Distributions	-9.30%	3.97%	2.75%
• Return After Taxes on Distributions and Sale of Fund Shares	-5.03%	3.28%	2.54%
Legacy Class B Shares
• Return Before Taxes	-9.52%	3.91%	2.86%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	-10.97%	3.60%	0.15%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	-11.62%	3.71%	0.12%
MSCI ACWI ex. U.S Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 2.31%.)	-3.87%	4.43%	5.13%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Marsico and Northern Cross.

Portfolio Managers—

	Name	Title	Length of Service (Years)
Marsico	Munish Malhotra	Portfolio Manager, Senior Analyst	12

Northern Cross	Howard Appleby	Principal	11

	James LaTorre	Principal	11

	Jean-Francois Ducrest	Principal	11

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM S&P 500 INDEX FUND

(SNPAX) (SNPBX) (SLIAX) (SLIBX)

Investment Objective:    The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund” or the “Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.18%	0.18%	0.18%	0.18%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.31%	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	0.74%	1.44%	0.74%	1.14%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$572	$725	$891	$1,372
Class B	$647	$806	$987	$1,534
Legacy Class A	$373	$529	$699	$1,191
Legacy Class B	$416	$637	$828	$1,274

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$147	$456	$787	$1,534
Legacy Class B	$116	$362	$628	$1,274

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

The S&P 500 Index Fund seeks to achieve investment performance that is similar to the S&P 500 Index (the Fund’s target benchmark). The S&P 500 Index is a widely used measure of large U.S. company stock performance. Standard & Poor’s (“S&P”) selects stocks for the S&P 500 Index based upon the following factors:

•	market value

•	industry group classification (so that the S&P 500 Index represents a broad range of industry segments within the U.S. economy)

•	trading activity, to ensure ample liquidity and efficient share pricing

•	fundamental analysis, to ensure that companies in the S&P 500 Index are stable

The S&P 500 Index Fund pursues its investment objective by:

•	investing in substantially all of the securities that make up the S&P 500 Index

•	investing in these securities in proportions that match, approximately, the weightings of the S&P 500 Index

Under normal operating conditions, the S&P 500 Index Fund seeks to invest at least 90% of its total assets in stocks that are represented in the S&P 500 Index.

BlackRock Fund Advisors (“BFA”), the sub-adviser to the Fund, may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, State Farm Investment Management Corp. (“SFIMC” or the “Manager”) or to the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 15.64%,

during the second quarter of 2009.

Worst quarter: -21.98%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

S&P 500 Index Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	9.42%	13.88%	6.56%
• Return After Taxes on Distributions	9.14%	13.63%	6.32%
• Return After Taxes on Distributions and Sale of Fund Shares	5.56%	11.17%	5.29%
Legacy Class B Shares
• Return Before Taxes	9.35%	13.90%	6.46%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	7.22%	13.43%	6.26%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	7.04%	13.56%	6.15%
S&P 500 Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 7.68%.)	13.69%	15.45%	7.67%

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Sub-Adviser—The Fund is sub-advised by BFA.

Portfolio Managers of BFA—

Name	Title	Length of Service (Years)
Greg Savage	Managing Director	Since May 2012

Christopher Bliss	Managing Director	Since May 2012

Alan Mason	Managing Director	Since February 2014

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM SMALL CAP INDEX FUND

(SNRAX) (SNRBX) (SMIAX) (SMIBX)

Investment Objective:    The State Farm Small Cap Index Fund (the “Small Cap Index Fund” or the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.33%	0.33%	0.33%	0.33%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.36%	0.36%	0.36%	0.36%
Acquired Fund Fees & Expenses	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.99%	1.69%	0.99%	1.39%
Less: Fee Waiver	-0.01%	-0.01%	-0.01%	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.98%	1.68%	0.98%	1.38%

(1)	The expense information in the table above has been restated to reflect current fees.

State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$595	$799	$1,019	$1,651
Class B	$671	$882	$1,117	$1,811
Legacy Class A	$397	$605	$ 830	$1,476
Legacy Class B	$440	$714	$ 960	$1,559

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$171	$532	$917	$1,811
Legacy Class B	$140	$439	$760	$1,559

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

Northern Trust Investments, Inc. (“NTI”), sub-adviser to the Small Cap Index Fund, seeks to achieve investment performance for the Small Cap Index Fund that is similar to the Russell 2000 Index.

The Russell 2000 Index is an index of 2,000 small companies that is created by taking the largest 3,000 companies traded in the U.S. and eliminating the largest 1,000 of those companies.

NTI pursues its investment objective by investing in companies contained in the Russell 2000 Index based upon replication and optimization modeling techniques.

Under normal operating conditions, NTI seeks to invest at least 80% of the Fund’s total assets primarily in the common stocks of companies included in the Russell 2000 Index, in weights that approximate the relative composition of the securities contained in the index.

NTI may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Smaller Company Size Risk.    The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, the Manager or to the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 20.43%,

during the second quarter of 2009.

Worst quarter: -26.25%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Small Cap Index Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	0.85%	13.80%	6.42%
• Return After Taxes on Distributions	-0.51%	13.06%	5.60%
• Return After Taxes on Distributions and Sale of Fund Shares	1.61%	11.11%	5.16%
Legacy Class B Shares
• Return Before Taxes	0.52%	13.82%	6.32%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	-1.21%	13.33%	5.26%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	-1.64%	13.52%	5.17%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 6.89%.)	4.89%	15.55%	7.77%

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Sub-Adviser—The Fund is sub-advised by NTI.

Portfolio Managers—Brent Reeder is the portfolio manager primarily responsible for the day to day management of the Fund. Mr. Reeder is a Senior Vice President and has been with NTI since 1993.

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM INTERNATIONAL INDEX FUND

(NFSAX) (NFSBX) (SIIAX) (SIIBX)

Investment Objective:    The State Farm International Index Fund (the “International Index Fund” or the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley International Europe, Australasia, and Far East Free Index (“EAFE Free Index”).

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.48%	0.48%	0.48%	0.48%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.48%	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses	1.21%	1.91%	1.21%	1.61%
Less: Fee Waiver	-0.03%	-0.03%	-0.03%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.18%	1.88%	1.18%	1.58%

(1)	The expense information in the table above has been restated to reflect current fees.

State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$614	$862	$1,129	$1,890
Class B	$691	$947	$1,229	$2,048
Legacy Class A	$417	$670	$ 942	$1,719
Legacy Class B	$461	$780	$1,073	$1,802

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$191	$597	$1,029	$2,048
Legacy Class B	$161	$505	$ 873	$1,802

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

Northern Trust Investments, Inc. (“NTI”), sub-adviser to the International Index Fund, seeks to achieve investment performance for the International Index Fund that is similar to the EAFE Free Index. The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries, Australia, Israel, New Zealand, Hong Kong, Japan and Singapore. NTI selects the securities contained in the EAFE Free Index based upon replication and optimization modeling techniques. Under normal operating conditions, NTI seeks to invest at least 80% of its total assets primarily in the common stock of companies included in the EAFE Free Index, in weights that approximate the relative composition of the securities contained in the index.

NTI may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, the Manager or to the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 25.43%,

during the second quarter of 2009.

Worst quarter: -20.25%,

during the third quarter of 2011.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

International Index Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
•Return Before Taxes	-9.22%	3.57%	3.04%
•Return After Taxes on Distributions	-9.64%	3.33%	2.80%
•Return After Taxes on Distributions and Sale of Fund Shares	-4.67%	3.00%	2.66%
Legacy Class B Shares
•Return Before Taxes	-9.45%	3.45%	2.96%
Class A Shares (Inception Date May 1, 2006)
•Return Before Taxes	-11.03%	3.16%	0.35%
Class B Shares (Inception Date May 1, 2006)
•Return Before Taxes	-11.50%	3.18%	0.24%
EAFE Free Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 1.91%.)	-4.90%	5.33%	4.43%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by NTI.

Portfolio Managers—Steven Santiccioli is the portfolio manager primarily responsible for the day to day management of the Fund. Steven Santiccioli is a Vice President and has been with NTI since 2003.

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM EQUITY AND BOND FUND

(NBSAX) (NBSBX) (SLBAX) (SLBBX)

Investment Objective:    The State Farm Equity and Bond Fund (the “Equity and Bond Fund” or the “Fund”) seeks long term growth of principal while providing some current income.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.00%	0.00%	0.00%	0.00%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.08%	0.08%	0.08%	0.08%
Acquired Fund Fees & Expenses	0.72%	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.05%	1.75%	1.05%	1.45%
Less: Fee Waiver	-0.08%	-0.08%	-0.08%	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.97%	1.67%	0.97%	1.37%

(1)	The expense information in the table above has been restated to reflect current fees.

State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to reimburse the Fund for expenses the Fund pays. The reimbursement is in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified level for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$594	$810	$1,043	$1,712
Class B	$670	$893	$1,141	$1,871
Legacy Class A	$396	$616	$ 854	$1,537
Legacy Class B	$439	$726	$ 985	$1,620

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$170	$543	$941	$1,871
Legacy Class B	$139	$451	$785	$1,620

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Equity and Bond Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund, two other funds of State Farm Mutual Fund Trust. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately

40% of its net assets in shares of the State Farm Bond Fund. The Equity and Bond Fund never invests more than 75% of its net assets in either underlying Fund.

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Equity Fund. Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s portfolio.

Bridgeway primarily invests its portion of the Equity Fund in a diversified portfolio of large growth stocks. Bridgeway selects stocks within the large-cap growth category for the Equity Fund using a statistically driven approach.

Westwood primarily invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow.

The Manager selects investments for the Bond Fund. The Bond Fund is invested primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that the Manager has determined to be of comparable quality. A bond is investment grade if Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) has rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as “junk bonds.”

The Manager, Bridgeway, and Westwood may sell individual securities in the underlying funds for several reasons including: the investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject a fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by a fund’s investment adviser or sub-adviser of the securities to be purchased or sold by a fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds a fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, a fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to a fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

Liquidity Risk.    The investment adviser or sub-adviser to a fund may have difficulty selling securities a fund holds at the time it would like to sell, and at the value a fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds a fund holds will decline in value due to falling interest rates.

An investment in this Fund may be appropriate for you if you are seeking long term growth potential and some current income, or if you are seeking the convenience of a balanced portfolio of stocks and bonds in a single investment. You may not want to invest in this Fund if you have a short term investment horizon, want the greater growth potential of an investment entirely in equity securities or are unwilling to accept share price fluctuation.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 8.42%,

during the third quarter of 2009.

Worst quarter: -13.81%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Equity and Bond Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	7.90%	9.74%	4.72%
• Return After Taxes on Distributions	7.36%	9.26%	3.85%
• Return After Taxes on Distributions and Sale of Fund Shares	4.58%	7.55%	3.49%
Legacy Class B Shares
• Return Before Taxes	7.71%	9.71%	4.61%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	5.64%	9.31%	4.26%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	5.53%	9.45%	4.22%
Blended Benchmark (reflects no deduction for fees, expenses or taxes. Blended Benchmark return for Class A and Class B shares, since inception, computed from May 1, 2006 is 6.98%.)	10.13%	11.09%	6.72%
S&P 500 Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 7.68%.)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 5.29%.)	5.97%	4.45%	4.71%

SFIMC computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Sub-Adviser—The equity portion of the Fund is sub-advised by Bridgeway and Westwood.

Portfolio Managers—

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	21

	Elena Khoziaeva	Portfolio Manager	15

	Michael Whipple	Portfolio Manager	12

Westwood	Mark R. Freeman	Executive Vice President and Chief Investment Officer	16

	Lisa Dong	Senior Vice President and Product Director	15

	Matt Lockridge	Vice President, Portfolio Manager and Research Analyst	5

	Scott Lawson	Vice President, Portfolio Manager and Senior Research Analyst	12

	Varun Singh	Vice President, Research Analyst	3

SFIMC	Joe Young	Vice President—State Farm Investment Management Corp.; Vice President—Fixed Income, State Farm Mutual Automobile Insurance Company	4

	Duncan Funk	Assistant Vice President—State Farm Investment Management Corp.; Senior Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company	17

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM BOND FUND

(BNSAX) (BNSBX) (SFBAX) (SFBBX)

Investment Objective:    The State Farm Bond Fund (the “Bond Fund” or the “Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	3.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.10%	0.10%	0.10%	0.10%
Distribution [and/or Service] (12b-1) fees	0.25%	0.65%	0.25%	0.65%
Other Expenses	0.31%	0.31%	0.31%	0.31%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.66%	1.06%	0.66%	1.06%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$365	$505	$657	$1,098
Class B	$408	$612	$785	$1,182
Legacy Class A	$365	$505	$657	$1,098
Legacy Class B	$408	$612	$785	$1,182

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$108	$337	$585	$1,182
Legacy Class B	$108	$337	$585	$1,182

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that State Farm Investment Management Corp. (“SFIMC” or the “Manager”) has determined to be of comparable quality. A bond is investment grade if Moody’s Investors Service, Inc. (“Moody’s”) or S&P has rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as “junk bonds.” The Bond Fund may invest in any of the following instruments:

•	Corporate Debt Securities: investment grade securities issued by corporations and to a limited extent (up to 20% of its assets), in lower rated securities

•	U.S. Government Debt Securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities

•	Foreign Government Debt Securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars

•	Asset Backed and Mortgage Backed Securities: investment grade securities backed by mortgages, consumer loans and other assets

•

Other Issuer Debt Securities:    the Fund may invest up to 20% of its assets in non-investment grade debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

The Manager may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline in value due to falling interest rates.

You may want to invest in the Fund if you are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Fund if you are investing for maximum return over a long time horizon, want the greater growth potential of an investment in equity securities or require stability of your principal.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 4.05%,

during the third quarter of 2011.

Worst quarter: -3.50%,

during the second quarter of 2013.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Bond Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	2.38%	3.13%	3.93%
• Return After Taxes on Distributions	1.27%	2.01%	2.61%
• Return After Taxes on Distributions and Sale of Fund Shares	1.40%	1.98%	2.53%
Legacy Class B Shares
• Return Before Taxes	2.22%	3.02%	3.85%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	2.47%	3.15%	4.56%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	2.22%	3.02%	4.50%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 5.29%.)	5.97%	4.45%	4.71%

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers—

Name	Title	Length of Service (Years)
Joe Young	Vice President—State Farm Investment Management Corp.; Vice President—Fixed Income, State Farm Mutual Automobile Insurance Company	4
Duncan Funk	Assistant Vice President—State Farm Investment Management Corp.; Senior Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company	17

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM TAX ADVANTAGED BOND FUND

(TANAX) (TANBX) (SFTAX) (SFTBX)

Investment Objective:    The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund” or the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	3.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.10%	0.10%	0.10%	0.10%
Distribution [and/or Service] (12b-1) fees	0.25%	0.65%	0.25%	0.65%
Other Expenses	0.31%	0.31%	0.31%	0.31%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.66%	1.06%	0.66%	1.06%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$365	$505	$657	$1,098
Class B	$408	$612	$785	$1,182
Legacy Class A	$365	$505	$657	$1,098
Legacy Class B	$408	$612	$785	$1,182

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$108	$337	$585	$1,182
Legacy Class B	$108	$337	$585	$1,182

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Tax Advantaged Bond Fund normally invests so that either (1) 80% or more of the Fund’s net investment income is exempt from regular federal income tax or (2) 80% or more of the Fund’s net assets is invested in securities that produce income exempt from regular federal income tax. The Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project). Dividends from the Fund largely will be exempt from federal income tax, but a portion of those dividends may be subject to the federal alternative minimum tax and state income taxes. The Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund’s investments are in bonds with maturities longer than five years.

The Tax Advantaged Bond Fund normally invests at least 80% of its total assets in municipal bonds within the highest four rating categories of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”), meaning that the Fund may invest up to 20% of the Fund’s total assets in less than investment grade municipal bonds.

The Tax Advantaged Bond Fund tends to hold most municipal bonds until they mature or are called. State Farm Investment Management Corp. (“SFIMC” or the “Manager”) may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of municipality prospects, or better alternatives exist. Securities also may be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the municipal bonds the Fund holds may decline in value due to an increase in interest rates. All bonds are subject to interest rate risk. Municipal bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a municipal bond issuer will “call” or repay a higher yielding municipal bond before the maturity date of the municipal bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called municipal bond.

•

Credit Risk.    The risk that a municipal bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•	Income Risk. The risk that the income from the municipal bonds the Fund holds will decline in value due to falling interest rates.

•

Municipal Bond Risk.    The risk that a municipal bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Municipal securities can be significantly affected by political changes as well as uncertainties related to taxation, legislative changes or the rights of municipal security holders.

You may want to invest in the Fund if you want regular tax-free dividends, want to reduce Federal income taxes on investment income, are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Fund if you are investing for maximum return over a long time horizon, want the greater growth potential of an investment in equity securities or require stability of your principal.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 5.53%,

during the third quarter of 2009.

Worst quarter: -4.37%,

during the fourth quarter of 2010.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Tax Advantaged Bond Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	5.47%	3.71%	4.02%
• Return After Taxes on Distributions	5.47%	3.71%	3.98%
• Return After Taxes on Distributions and Sale of Fund Shares	4.32%	3.54%	3.88%
Legacy Class B Shares
• Return Before Taxes	5.33%	3.58%	3.91%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	5.46%	3.71%	4.42%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	5.33%	3.56%	4.35%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 5.06%.)	9.05%	5.16%	4.74%

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers—

Name	Title	Length of Service (Years)
Joe Young	Vice President—State Farm Investment Management Corp.; Vice President—Fixed Income, State Farm Mutual Automobile Insurance Company	4

Robert Reardon	Assistant Vice President—State Farm Investment Management Corp.; Senior Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company	17

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that will largely be exempt from regular federal income tax, because the Fund invests primarily in municipal bonds. The dividends from the Fund may be subject to state and local taxes. The Fund will provide you annually with state-by-state sources of its income.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM MONEY MARKET FUND

(MNAXX) (MNBXX) (SAAXX) (SABXX)

Investment Objective:    The State Farm Money Market Fund (the “Money Market Fund” or the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	3.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.10%	0.10%	0.10%	0.10%
Distribution [and/or Service] (12b-1) fees	0.15%	0.55%	0.15%	0.55%
Other Expenses	0.34%	0.34%	0.34%	0.34%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.59%	0.99%	0.59%	0.99%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$ 60	$189	$329	$ 738
Class B	$401	$590	$747	$1,100
Legacy Class A	$ 60	$189	$329	$ 738
Legacy Class B	$401	$590	$747	$1,100

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$101	$315	$547	$1,100
Legacy Class B	$101	$315	$547	$1,100

Principal Investment Strategies

Unlike the other Funds, the Money Market Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

Among the securities that the Money Market Fund may invest in are the following:

•

Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. government agencies such as the Federal National Mortgage Association.

•

Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a Nationally Recognized Statistical Rating Organizations (“NRSRO”).

•	Repurchase agreements with certain parties.

•

Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

•	Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

•	Securities backed by mortgages, consumer loans and other assets.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment by maintaining a stable NAV of $1.00 per share, the Fund may not succeed and you may lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline in value due to falling interest rates.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

An investment in the Fund may be appropriate for you if you seek stability of principal, an investment for the cash portion of an asset allocation plan or are looking for an investment with a lower degree of risk. The Fund may not be suitable for you if you are seeking an investment that is likely to significantly outpace inflation, are investing for retirement or other longer term goals or are investing for growth or maximum current income.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table provides the Fund’s average annual total returns for the periods listed. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 1.20%,

during the fourth quarter of 2006.

Worst quarter: 0.00%,

during the fourth quarter of 2014.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Money Market Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	0.00%	0.00%	1.37%
Legacy Class B Shares
• Return Before Taxes	-3.00%	-0.40%	1.21%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	0.00%	0.00%	1.13%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	-3.00%	-0.40%	1.00%

The Money Market Fund’s current seven-day yield on December 31, 2014 was 0.00% for all four share classes offered in this prospectus.

Fund Management

Investment Adviser—The investment adviser to the Fund is State Farm Investment Management Corp.

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM LIFE PATH RETIREMENT FUND

(NILAX) (NILBX) (SLRAX) (SLRBX)

Investment Objective:    The investment objective of the State Farm LifePath Retirement Fund (the “LifePath Retirement Fund” or “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Retirement Fund will be broadly diversified across global asset classes.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	1.02%	1.02%	1.02%	1.02%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.56%	2.26%	1.56%	1.96%
Less: Fee Waivers	-0.40%	-0.40%	-0.40%	-0.40%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.16%	1.86%	1.16%	1.56%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$612	$ 929	$1,267	$2,222
Class B	$689	$1,016	$1,369	$2,378
Legacy Class A	$415	$ 738	$1,084	$2,058
Legacy Class B	$459	$ 849	$1,216	$2,140

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$189	$666	$1,169	$2,378
Legacy Class B	$159	$574	$1,016	$2,140

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The LifePath Retirement Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy. The LifePath Master Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath Master Portfolio and to determine the LifePath Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath Retirement Portfolio held approximately 41% of its assets in Underlying Funds that invest primarily in equity securities, 59% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Because the LifePath Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the LifePath Retirement Fund’s risk profile.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Master Portfolio to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

•

Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

•

Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•

Investment Style Risk.    Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

•

Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mortgage- and Asset-Backed Securities Risk.    Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath Retirement Fund must maintain cash balances to meet redemption requests which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar chart, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 9.70%,

during the third quarter of 2009.

Worst quarter: -7.86%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath Retirement Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	1.35%	5.55%	4.32%
• Return After Taxes on Distributions	-0.36%	4.54%	3.35%
• Return After Taxes on Distributions and Sale of Fund Shares	1.65%	4.14%	3.17%
Legacy Class B Shares
• Return Before Taxes	1.07%	5.44%	4.22%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	-0.69%	5.10%	4.04%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	-1.13%	5.27%	4.00%
Blended Benchmark (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 5.65%.)	5.16%	7.12%	5.58%
S&P 500 Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 7.68%.)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 5.29%.)	5.97%	4.45%	4.71%

The blended benchmark is a hypothetical representation of the performance of the LifePath Retirement Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Retirement Fund’s custom benchmark are adjusted quarterly to reflect the LifePath Retirement Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath Retirement Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Bloomberg Commodity Index and Barclays U.S. TIPS Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath Retirement Master Portfolio—

Name	Title	Length of Service (Years)
Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM LIFEPATH 2020 FUND

(NLWAX) (NLWBX) (SAWAX) (SAWBX)

Investment Objective:    The investment objective of the State Farm LifePath 2020 Fund (the “LifePath 2020 Fund” or the “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2020 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	1.04%	1.04%	1.04%	1.04%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.57%	2.27%	1.57%	1.97%
Less: Fee Waivers	-0.41%	-0.41%	-0.41%	-0.41%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.16%	1.86%	1.16%	1.56%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$612	$933	$1,276	$2,241
Class B	$689	$1,020	$1,378	$2,397
Legacy Class A	$415	$742	$1,092	$2,078
Legacy Class B	$459	$854	$1,225	$2,159

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$189	$670	$1,178	$2,397
Legacy Class B	$159	$579	$1,025	$2,159

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The LifePath 2020 Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy. LifePath 2020 Master Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. LifePath 2020 Master Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2020 Master Portfolio and to determine the LifePath 2020 Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath 2020 Portfolio held approximately 54% of its assets in Underlying Funds that invest primarily in equity securities, 46% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Fund increasingly conservative with lower expected return.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Master Portfolio to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

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Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

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Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•

Investment Style Risk.    Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

•

Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risk.    Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath 2020 Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar chart, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 13.67%,

during the second quarter of 2009.

Worst quarter: -14.24%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath 2020 Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	1.54%	6.52%	4.34%
• Return After Taxes on Distributions	-0.45%	5.56%	3.54%
• Return After Taxes on Distributions and Sale of Fund Shares	2.01%	4.94%	3.32%
Legacy Class B Shares
• Return Before Taxes	1.30%	6.42%	4.25%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	-0.50%	6.08%	3.51%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	-1.03%	6.11%	3.40%
Blended Benchmark (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 5.32%.)	5.46%	8.21%	5.71%
S&P 500 Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 7.68%.)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 5.29%.)	5.97%	4.45%	4.71%

The blended benchmark is a hypothetical representation of the performance of the LifePath 2020 Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath 2020 Fund’s custom benchmark are adjusted quarterly to reflect the LifePath 2020 Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath 2020 Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Bloomberg Commodity Index and Barclays U.S. TIPS Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath 2020 Master Portfolio—

Name	Title	Length of Service (Years)
Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM LIFEPATH 2030 FUND

(NLHAX) (NLHBX) (SAYAX) (SAYBX)

Investment Objective:    The investment objective of the State Farm LifePath 2030 Fund (the “LifePath 2030 Fund” or the “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.
Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	1.07%	1.07%	1.07%	1.07%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.60%	2.30%	1.60%	2.00%
Less: Fee Waivers	-0.44%	-0.44%	-0.44%	-0.44%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.16%	1.86%	1.16%	1.56%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$612	$ 939	$1,288	$2,270
Class B	$689	$1,026	$1,390	$2,426
Legacy Class A	$415	$ 748	$1,104	$2,107
Legacy Class B	$459	$ 860	$1,237	$2,189

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$189	$676	$1,190	$2,426
Legacy Class B	$159	$585	$1,037	$2,189

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The LifePath 2030 Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy. LifePath 2030 Master Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. LifePath 2030 Master Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2030 Master Portfolio and to determine the LifePath 2030 Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath 2030 Portfolio held approximately 75% of its assets in Underlying Funds that invest primarily in equity securities, 25% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Fund increasingly conservative with lower expected return.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Master Portfolio to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

•

Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

•

Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•

Investment Style Risk.    Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

•

Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mortgage- and Asset-Backed Securities Risk.    Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath 2030 Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar chart, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 16.67%,

during the second quarter of 2009.

Worst quarter: -18.01%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath 2030 Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	1.85%	7.46%	4.46%
• Return After Taxes on Distributions	-0.36%	6.50%	3.74%
• Return After Taxes on Distributions and Sale of Fund Shares	2.39%	5.75%	3.49%
Legacy Class B Shares
• Return Before Taxes	1.54%	7.40%	4.38%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	-0.32%	7.01%	3.36%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	-0.79%	7.06%	3.28%
Blended Benchmark (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 5.36%.)	5.83%	9.30%	5.95%
S&P 500 Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 7.68%.)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 5.29%.)	5.97%	4.45%	4.71%

The blended benchmark is a hypothetical representation of the performance of the LifePath 2030 Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath 2030 Fund’s custom benchmark are adjusted quarterly to reflect the LifePath 2030 Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath 2030 Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Bloomberg Commodity Index and Barclays U.S. TIPS Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath 2030 Master Portfolio—

Name	Title	Length of Service (Years)
Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM LIFEPATH 2040 FUND

(NLOAX) (NLBOX) (SAUAX) (SAUBX)

Investment Objective:    The investment objective of the State Farm LifePath 2040 Fund (the “LifePath 2040 Fund” or the “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	1.09%	1.09%	1.09%	1.09%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.63%	2.33%	1.63%	2.03%
Less: Fee Waivers	-0.46%	-0.46%	-0.46%	-0.46%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.17%	1.87%	1.17%	1.57%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$613	$946	$1,301	$2,299
Class B	$690	$1,033	$1,404	$2,455
Legacy Class A	$416	$755	$1,118	$2,137
Legacy Class B	$460	$867	$1,251	$2,219

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$190	$683	$1,204	$2,455
Legacy Class B	$160	$592	$1,051	$2,219

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The LifePath 2040 Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy. LifePath 2040 Master Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. LifePath 2040 Master Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2040 Master Portfolio and to determine the LifePath 2040 Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath 2040 Portfolio held approximately 94% of its assets in Underlying Funds that invest primarily in equity securities, 6% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Fund increasingly conservative with lower expected return.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Master Portfolio to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

•

Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

•

Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•

Investment Style Risk.    Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

•

Investments in Mutual Funds and Exchange Traded Funds Risk .    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mortgage- and Asset-Backed Securities Risk.    Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath 2040 Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar chart, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 19.01%,

during the second quarter of 2009.

Worst quarter: -20.89%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath 2040 Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	1.95%	8.20%	4.47%
• Return After Taxes on Distributions	-0.46%	7.26%	3.81%
• Return After Taxes on Distributions and Sale of Fund Shares	2.61%	6.40%	3.55%
Legacy Class B Shares
• Return Before Taxes	1.76%	8.14%	4.40%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	-0.13%	7.74%	3.17%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	-0.62%	7.80%	3.09%
Blended Benchmark (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 5.33%.)	6.10%	10.13%	6.07%
S&P 500 Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 7.68%.)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 5.29%.)	5.97%	4.45%	4.71%

The blended benchmark is a hypothetical representation of the performance of the LifePath 2040 Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath 2040 Fund’s custom benchmark are adjusted quarterly to reflect the LifePath 2040 Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath 2040 Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Bloomberg Commodity Index and Barclays U.S. TIPS Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath 2040 Master Portfolio—

Name	Title	Length of Service (Years)
Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STATE FARM LIFEPATH 2050 FUND

(NLPAX)

Investment Objective:    The investment objective of the State Farm LifePath 2050 Fund (the “LifePath 2050 Fund” or the “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

Class A
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None
Maximum account fee*	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	1.10%
Distribution [and/or Service] (12b-1) fees	0.25%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.69%
Less: Fee Waivers	-0.48%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.21%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$617	$960	$1,325	$2,350

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The LifePath 2050 Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy. LifePath 2050 Master Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. LifePath 2050 Master

Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2050 Master Portfolio and to determine the LifePath 2050 Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath 2050 Portfolio held approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Fund increasingly conservative with lower expected return.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Master Portfolio to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

•

Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

•

Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•

Investment Style Risk.    Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

•

Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mortgage- and Asset-Backed Securities Risk.    Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath 2050 Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 20.76%,

during the second quarter of 2009.

Worst quarter: -16.90%,

during the third quarter of 2011.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath 2050 Fund	1 Year	5 Years	7/14/2008 to 12/31/2014
Class A Shares
• Return Before Taxes	0.11%	8.36%	5.06%
• Return After Taxes on Distributions	-1.97%	7.18%	3.96%
• Return After Taxes on Distributions and Sale of Fund Shares	1.47%	6.57%	3.87%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)	6.45%	10.86%	7.31%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	10.73%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	4.90%

The blended benchmark is a hypothetical representation of the performance of the LifePath 2050 Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath 2050 Fund’s custom benchmark are adjusted quarterly to reflect the LifePath 2050 Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath 2050 Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, Bloomberg Commodity Index and the FTSE EPRA/NAREIT Developed Real Estate Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath 2050 Master Portfolio—

Name	Title	Length of Service (Years)
Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

INVESTOR PROFILE

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, and the International Index Fund each invests a significant portion of its assets in equity securities, which represent an ownership interest in a business and the value of which fluctuates widely over short or even extended periods in response to company, market or economic news. These Funds are designed for investors with long-term investment objectives similar to those expressed by the applicable Fund.

You may want to invest in these Funds if you can tolerate the price fluctuations and volatility that are inherent in investing in a mutual fund that primarily invests in equity securities, want to diversify your investments, are seeking a growth investment as part of an asset allocation program or are investing for retirement or other goals that are many years in the future. You may not want to invest in these Funds if you are investing with a shorter investment time horizon in mind, are seeking income rather than capital appreciation or are uncomfortable with an investment whose value is likely to vary substantially.

You may want to invest in the Equity and Bond Fund and/or one or more LifePath Funds if you are seeking long-term growth potential and some current income, or if you are seeking the convenience of a balanced portfolio of stocks and bonds in a single investment. You may not want to invest in these Funds if you have a short-term investment horizon, want the greater growth potential of an investment entirely in equity securities or are unwilling to accept share price fluctuations.

You may want to invest in the Bond Fund if you are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Bond Fund if you are investing for maximum return over a long time horizon, want the greater growth potential of an investment in equity securities or require stability of your principal. A person who wants to invest in the Bond Fund may also be a suitable investor for the Tax Advantaged Bond Fund, if he or she wants regular tax-free dividends and wants to reduce federal income taxes on investment income.

You should consider investing in the Money Market Fund if you are seeking stability of principal, are seeking an investment for the cash portion of an asset allocation plan or are looking for an investment with a lower degree of risk. You may not want to invest in the Money Market Fund if you are seeking and investment that is likely to significantly outpace inflation, are investing for retirement or other long-term goals, or are investing for growth or maximum current income.

HOW THE FUNDS INVEST

Each Fund has its own investment objective. The Trust’s Board of Trustees may change these investment objectives without a vote of the Trust’s shareholders. A Fund will provide shareholders with at least 60 days prior notice of any change in an investment objective.

The following discussion provides additional information about how certain Funds invest. The first part of this discussion relates to how the Funds, other than the State Farm LifePath Funds, invest. The second part of the discussion relates to how the State Farm LifePath Funds invest.

How the State Farm non-LifePath Funds Invest

Under ordinary circumstances, each Fund is substantially fully invested. Except for the S&P 500 Index Fund, the Small Cap Index Fund and the International Index Fund (each an “Equity Index Fund” and together the “Equity Index Funds”) and the Money Market Fund, each Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager or sub-adviser to a Fund determines that market or economic conditions warrant a temporary defensive position, the Funds each manage (or the applicable portion of such Fund) may hold up to 100% of their assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, a Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Each Fund may also:

•	Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis; and

•

Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of a Fund’s assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

Except for the Equity Index Funds, each Fund may, from time to time, borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed) for temporary purposes to pay for redemptions. A Fund may not purchase additional securities when borrowings exceed 5% of its total assets (including the amount borrowed).

Except for the segment of the Small/Mid Cap Equity Fund sub-advised by Rainier, the Funds do not generally anticipate engaging in active and frequent trading of portfolio securities as a principal investment strategy or as a by-product of a principal investment strategy.

Due to a sell discipline based in part on price targets, Rainier’s segment of the Small/Mid Cap Equity Fund may be actively traded. This is particularly true in a market environment where securities prices are rising rapidly. Generally, the rate of portfolio turnover will not be a deciding factor in Rainier’s determining whether to sell or hold securities for its segment of the Small/Mid Cap Equity Fund. A high portfolio turnover rate (100% or more) in that portion of the Small/Mid Cap Equity Fund has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which would negatively affect overall performance of the Small/Mid Cap Equity Fund. Active trading, however, can also be defensive and actually add to the Small/Mid Cap Equity Fund’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

S&P 500 Index Fund

The S&P 500 Index Fund invests mostly in stocks, although it may invest in stock index futures contracts and options on futures contracts. By investing in substantially all of the stocks within its benchmark index, the S&P 500 Index Fund avoids the risk of individual stock selection and, instead, tries to match the performance of its benchmark index, whether the index goes up or down.

The S&P 500 Index Fund attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal market conditions, the S&P 500 Index Fund seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index.

BFA does not manage the S&P 500 Index Fund according to traditional methods of “active” investment management, which involves buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, BFA utilizes a “passive” or indexing investment approach for the S&P 500 Index Fund, attempting to approximate the investment performance of the S&P 500 Index. BFA selects stocks for the S&P 500 Index Fund so that the overall investment characteristics of the S&P 500 Index Fund (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the S&P 500 Index.

The S&P 500 Index Fund may invest any assets not invested in stocks that are represented in the S&P 500 Index in:

•	the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);

•	other equity securities that are similar to the stocks in the S&P 500 Index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;

•	stock index futures contracts, options on such futures contracts; and/or

•	cash.

The S&P 500 Index Fund may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.

From time to time, the portfolio composition of the S&P 500 Index Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of the S&P 500 Index, with a view to bringing the performance and characteristics of the S&P 500 Index Fund more closely in line with that of the S&P 500 Index.

BFA attempts to track the performance of the S&P 500 Index Fund’s benchmark index, but there is no assurance that BFA will be successful. The degree to which the S&P 500 Index Fund fails to track the performance of its benchmark index is referred to as the “tracking error.” BFA expects that, over time, the tracking error of the S&P 500 Index Fund will be less than 5%. BFA monitors the tracking error of the S&P 500 Index Fund on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that the S&P 500 Index Fund will achieve any particular level of tracking error. For more information on this subject, see the discussion of “tracking error” in the Trust’s Statement of Additional Information (“SAI”).

Another reason why the performance of the S&P 500 Index Fund may not always equal the performance of its benchmark index is because the performance of its benchmark index does not take into account operating expenses of the S&P 500 Index Fund.

The S&P 500 Index Fund may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If the S&P 500 Index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The S&P 500 Index Fund will not use futures contracts or options on futures contracts for speculation.

Small Cap Index Fund and International Index Fund

NTI serves as investment sub-adviser to the Small Cap Index Fund and the International Index Fund. These Funds invest mostly in stocks, although each may invest in stock index futures contracts and options on futures contracts. By investing in stocks within each Fund’s benchmark index, the Small Cap Index Fund and the International Index Fund avoid the risk of individual stock selection and, instead, try to match the performance of each Fund’s benchmark index, whether the index goes up or down.

The Small Cap Index Fund and the International Index Fund attempt to remain as fully invested as practicable in the stocks that are represented in each Fund’s benchmark index. Under normal market conditions, the Small Cap Index Fund and the International Index Fund seek to invest at least 80% of each Fund’s net assets in stocks that are represented in the Fund’s benchmark index and in stock index futures contracts on each Fund’s benchmark index.

NTI does not manage the Small Cap Index Fund and the International Index Fund according to traditional methods of “active” investment management, which involves buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, NTI utilizes a “passive” or indexing investment approach for the Small Cap Index Fund and the International Index Fund, attempting to approximate the investment performance of each Fund’s benchmark index. NTI will buy and sell securities for the Small Cap Index Fund and the International Index Fund in response to changes in each Fund’s benchmark index. NTI selects stocks for the Small Cap Index Fund and the International Index Fund so that the overall investment characteristics of each Fund (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of each Fund’s benchmark index.

The Small Cap Index Fund and the International Index Fund may invest any assets not invested in stocks that are represented in the Fund’s benchmark index in:

•	the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);

•

other equity securities that are similar to the stocks in the Fund’s benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;

•	stock index futures contracts, options on such futures contracts; and/or

•	cash.

The Small Cap Index Fund and the International Index Fund may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.

Neither the Small Cap Index Fund nor the International Index Fund generally hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Index Fund and the International Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which NTI will select utilizing certain replication and optimization modeling techniques. These replication and optimization modeling techniques may not be successful, and may result in the Small Cap Index Fund and the International Index Fund not tracking their respective indices with the same degree of accuracy that complete replication of the index would provide. As a result of these replication and optimization modeling techniques, the Small Cap Index Fund and the International Index Fund may not have the identical capitalization, industry and fundamental characteristics as their benchmark indices. Please refer to the Trust’s SAI for a more detailed discussion of the techniques that NTI employs in selecting the portfolio securities for these Funds.

From time to time, the portfolio composition of the Small Cap Index Fund and the International Index Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of the applicable benchmark index, with a view to bringing the performance and characteristics of these Funds more closely in line with that of each Fund’s applicable benchmark index.

NTI attempts to track the performance of the Small Cap Index Fund’s and the International Index Fund’s respective benchmark indices, but there is no assurance that NTI will be successful. The degree to which these Funds fail to track the performance of their benchmark indices is referred to as the “tracking error.” NTI expects that, over time and under normal circumstances, the quarterly performance of the Small Cap Index Fund and the International Index Fund, before expenses, will track the performance of the applicable benchmark index within a 0.95 correlation coefficient.

The correlation coefficient, a concept from statistics, is a measure of how well trends in predicted values, such as the actual performance of the Small Cap Index Fund, follow trends in actual values, such as the performance of the Russell 2000 Index. The correlation coefficient is a measure of how well the predicted values “fit” with the actual values. The correlation coefficient is a number between -1 and 1. If there is no relationship between the predicted values and the actual values, the correlation coefficient is 0 or very low (the predicted values are no better than random numbers). As the strength of the relationship between the predicted values and actual values increases, so does the correlation coefficient. A perfect fit gives a coefficient of 1.0. Thus, when tracking an index, the higher the correlation coefficient, the better.

There can be no assurance that the Small Cap Index Fund and the International Index Fund will achieve any particular level of tracking error or correlation coefficient. For more information on this subject, see the discussion of “tracking error” in the Trust’s SAI.

Another reason why the performance of the Small Cap Index Fund and the International Index Fund may not always equal the performance of its benchmark index is because the performance of the benchmark index does not include operating expenses incurred by each Fund.

The Small Cap Index Fund and the International Index Fund may purchase stock index futures contracts on their benchmark indices or a comparable stock index to simulate investment in their benchmark indices. This may be done to rapidly gain exposure to the securities comprising a Fund’s benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If the Small Cap Index Fund or the International Index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The Small Cap Index Fund and the International Index Fund will not use futures contracts or options on futures contracts for speculation.

Equity and Bond Fund

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund. The Equity and Bond Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or may invest in the Money Market Fund to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and to serve as a short-term defense during periods of unusual volatility.

Bond Fund

The Bond Fund invests primarily in investment grade bonds (e.g., those bonds that S&P or Moody’s have rated within their respective four highest rating categories), and in the same types of securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund’s total assets will be invested in investment grade bonds or unrated debt securities that the Manager determines to be of equivalent quality. The Bond Fund may also invest in investment grade mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by financial institutions.

The Bond Fund usually maintains a duration target of less than 7 years and does not actively manage the portfolio based upon predictions of interest rates. Duration is a measure of sensitivity of bond prices to interest rate movements. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

In selecting bonds for the Fund, the Manager seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Fund may also invest up to 20% of its assets in the following securities:

•

Debt securities that S&P or Moody’s have rated lower than the four highest rating categories or comparable unrated debt securities. Bonds that are rated lower than BBB by S&P or Baa by Moody’s are often referred to as “junk bonds.” Rating agencies consider junk bonds to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. For more information, see “Description of Bond Ratings” in Appendix A of the SAI.

•

Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. Convertible securities are fixed income securities that are convertible into common stock at a specified price or conversion ratio.

•

Bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contact may result in an immediate and substantial loss (or gain) for the Fund. Similar risks exist for other types of derivatives. For this reason, the Fund will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund may invest in futures and options to (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund’s transaction costs, for hedging purposes or to add value when these instruments are favorably priced.

Tax Advantaged Bond Fund

Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds. Municipal bonds generally are designed to meet longer-term capital needs and have maturities of more than one year when issued. States, territories, local governments and municipalities issue municipal bonds to raise money for various purposes (for example, to pay for a road construction project, or to build an airport). The interest on a municipal bond is generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income taxes.

Under ordinary circumstances at least 80% of the Fund’s total assets will consist of investment grade municipal bonds (e.g., municipal bonds rated within the four highest rating categories of Moody’s or S&P), and money market securities and cash. Up to 20% of the Fund’s total assets may be invested in municipal bonds that are unrated or rated below investment grade by Moody’s or by S&P.

Lower-rated municipal bonds and fixed income securities generally carry a greater degree of risk than higher-rated municipal bonds. Bonds rated below BBB by S&P and below Baa by Moody’s have speculative characteristics, and are commonly referred to as “junk bonds” and present a higher degree of credit risk. In addition, the Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. To reduce this risk, the Fund will only purchase these bonds if the Manager believes the issuer has a strong incentive to continue making appropriations until maturity.

The Fund may invest in bond (interest rate) futures and options contracts and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial – in part because relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund’s obligation to purchase securities under futures contracts will not exceed 20% of its total assets. The reasons for which the Fund may use futures and options are to: (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund’s transaction costs or add value when these instruments are favorably priced.

The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to thirty years. A majority of the Fund’s investments are in issues with maturities longer than five years.

The Fund will hold assets not invested in municipal bonds in (i) interest-bearing demand notes, (ii) bank savings accounts, (iii) high-grade money market securities (iv) U.S. Treasury securities or (v) securities of taxable or tax-exempt money market mutual funds. To the extent the Manager invests the Fund’s asset in securities of money market mutual funds, you will pay fund operating expenses at both the Fund level and at the money market mutual fund level.

The Fund may also invest in variable rate securities, such as inverse floaters, whose rates vary inversely with changes in market rates of interest. Investments in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of such securities and the corresponding change to the net asset value (“NAV”) of the Fund generally will be larger than comparable changes in value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

Money Market Fund

In selecting securities for the Money Market Fund, the Manager seeks highly liquid investments that present minimal credit risk. The Fund primarily invests in high quality short-term money market instruments. At the time of investment at least 97% of the Fund’s assets must be rated in the highest short-term category by at least two nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO, if only one has issued a rating), and 100% of the Fund’s assets must be invested in securities rated in the two highest rating categories at the time of investment. An NRSRO, such as Moody’s or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the securities’ issuer. The SAI has a detailed description of the various rating categories.

Among the securities that the Money Market Fund may invest in are the following:

•

Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. Government agencies such as the Federal National Mortgage Association.

•	Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

•	Repurchase agreements with certain parties.

•

Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

•	Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

•	Securities backed by mortgages, consumer loans and other assets.

Given the types of securities that the Fund invests in, the level of risk associated with the Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (for example, repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

More Information on Risk

Risk is inherent in all investing. Investing in a mutual fund— even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose some or all of the money you invested. Before you invest, you should carefully consider the risks that you assume when you invest in the Funds. There may be other risks that are not listed herein that could cause the value of your investment in a Fund to decline and that could prevent a Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that a Fund may use. For additional information regarding the risks of investing in a Fund, please refer to the SAI. The discussion below provides additional information about the risks of investing in foreign securities and then provides information about other risks of the investing in the Funds.

Foreign Securities

Investments in foreign securities, including those of foreign governments, involve additional risks not normally present when investing in comparable domestic securities.

Some securities of foreign companies and governments may be traded in the U.S., such as American Depository Receipts (“ADRs”), but most are traded primarily in foreign markets. The risks of investing in foreign securities include:

Currency Risk.    For securities that are based in value on foreign currencies (including ADRs), a Fund must buy the local currency to buy a foreign security and sell the same local currency after it sells the security. Therefore, the value of that security to a Fund is affected by the value of the local currency relative to the U.S. currency. As a result, if the value of the local currency falls relative to U.S. currency, the value of that security falls, even if the security has not decreased in value in its home country.

Political and Economic Risk.    Foreign investments can be subject to greater political and economic risks. In some countries, there is the risk that the government may take over assets or operations of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries.

Regulatory Risk.    In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to the U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, and it may be more difficult to obtain or enforce judgments against foreign entities.

Market Risks.    Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs.    Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as tax and custody costs, are generally higher than for domestic transactions.

Particular Risks for Developing Countries.    In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have, a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

Other Risks

Investment Company Securities Risk.    The Funds may invest in securities of other investment companies, including exchange traded funds (“ETFs”), open-end funds and closed-end funds. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Large Company Risk.    The Equity Fund, International Equity Fund, S&P 500 Index Fund, International Index Fund, Equity and Bond Fund, the Bond Fund and the Money Market Fund may invest in securities of large capitalization companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion, which may affect share price. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies. Typically, large-cap companies are established, well-known companies; some may be multinationals, which may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Liquidity Risk.    The Manager may have difficulty selling securities a Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

Municipal Bond Risk.    The Tax Advantaged Bond Fund is subject to this risk, which is the risk that a municipal bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Municipal securities can be significantly affected by political changes as well as uncertainties related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects (for example, education, healthcare or transportation), conditions in those sectors can affect the overall municipal market. Municipal bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and which can be paid by any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source. Additionally, some municipal securities are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid may reduce the Fund’s income. Certain providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration. As a result, the availability of insured municipal bonds may be limited. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant, and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may become worthless. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Fund shares represented by such insured obligation.

Securities Issued by U.S. Government Sponsored Entities.    The Municipal Bond Fund, the Bond Fund, and indirectly the Equity and Bond Fund, may invest in U.S. Government and agency obligations. A fund’s investments in securities issued by U.S. Government sponsored entities, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. No assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so.

As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

High Yield/High Risk Securities (Junk Bonds).    These securities tend to offer higher yields than higher-rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

High yield fixed-income securities usually present greater risk of loss of income and principal than higher-rated securities. For example, because investors generally perceive that there are greater risks associated with investing in medium- or lower-rated securities, the yields and price of such securities may tend to fluctuate more than those of higher-rated securities. Moreover, in the lower-quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the fixed-income securities market. The yield and price of medium-to lower-rated securities therefore may experience greater volatility than is the case with higher-rated securities.

Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Funds could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated securities therefore may be less than the prices used in calculating the Fund’s NAV.

Mortgage-Backed and Asset-Backed Securities Risk.    Mortgage-backed and asset-backed securities are subject to prepayment risk, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Fund holding such securities would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the value of mortgage-backed and asset backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. See “Mortgage-Backed Securities” and “Asset-Backed Securities” in the Trust’s SAI.

Additionally, certain types of mortgage-backed and asset backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to the Fund may be significant. Additionally, if a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

How the State Farm LifePath Funds Invest

The LifePath Funds seek to provide for retirement outcomes based on quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon. The LifePath Funds (other than the State Farm LifePath Retirement Fund) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the Fund’s name. For example, the State Farm LifePath 2020 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2020. Similarly, the State Farm LifePath 2050 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2050. The State Farm LifePath Retirement Fund is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.

Under ordinary circumstances, each LifePath Fund, through its investment in its corresponding Master Portfolio, is substantially fully invested.

The LifePath Investment Model

BFA serves as the Master Portfolios’ investment adviser.

Each LifePath Fund seeks to achieve its objective through an investment strategy that relies on one of BFA’s proprietary investment models. BFA employs a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes offered through the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Funds, BFA focuses on long-term targets and objectives. The progression over time of a LifePath Fund’s asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The LifePath Funds (through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds)) do not engage in active and frequent trading of portfolio securities as a principal investment strategy.

Under normal circumstances, the asset allocation of each LifePath Fund changes over time according to a predetermined “glide path” as the LifePath Fund approaches its target date indicated in its name. The glide path represents the shifting of asset classes over time. A LifePath Fund’s asset mix becomes more conservative—that is, it invests more of its assets in fixed income securities prior to retirement—as time elapses. This reflects the need for reduced investment risk as retirement approaches and the need for lower volatility of the LifePath Fund.

How It Works: Spending Your “Risk Budget” Wisely

One way to understand how the LifePath Funds adjust their asset allocation is to regard the statistically determined risk in each Fund as its “risk budget.” BFA’s analysis begins with a statistical determination of how much a hypothetical investor, with a given time horizon for investment, on average, can afford to lose. This tolerance for loss can be viewed as the Fund’s risk budget. This risk budget reflects BFA’s statistical determination of risk, and may not be appropriate to you in measuring the specific degree of risk you are willing to accept.

Different investment allocations can have the same risk of loss but with different expected returns. BFA seeks the Fund allocations that offer the highest expected return while keeping within a Fund’s statistically determined risk of loss.

Expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.

Principal Investments:

The LifePath Funds, through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds), may invest in the following investments:

•	money market instruments

•	bonds

•	stocks, including:

•	stocks of the largest U.S. companies

•	stocks of all other publicly traded U.S. companies

•	stocks of issuers located outside the U.S., including those located in emerging markets

•	real estate investment trusts (“REITs”)

Within stocks and bonds are sub-categories of securities:

•	U.S. stocks can be separated according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

•

Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of the value of a company’s traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lower price-to-book ratios are considered value stocks.

•

U.S. Government bonds, bonds issued by corporations, mortgage-backed securities, high yield bonds and foreign bonds form five separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term, intermediate-term and short-term.

•	Commodities.

•	Derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

While the model does not allocate among each of these sub-categories and the Underlying Funds do not generally correspond to the sub-categories, all of these sub-categories are included within the various Underlying Funds.

Each Master Portfolio may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in Underlying Funds and unaffiliated exchange traded funds, which are designed to provide commodity exposure without direct investment in physical commodities or commodities futures contracts.

The following table lists the Underlying Funds and the approximate asset allocations for each Master Portfolio as of March 31, 2015. BFA allocates each Master Portfolio’s assets among the Underlying Funds based on each Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage. BFA may add, eliminate or replace Underlying Funds at any time.

UNDERLYING FUNDS (As of March 31, 2015)
	LifePath Retirement	LifePath 2020	LifePath 2030	LifePath 2040	LifePath 2050
CAPITAL GROWTH
Master Investment Portfolio—Active Stock Master Portfolio	9%	16%	23%	27%	30%
Master Series—Small Cap Index Series	4%	4%	3%	2%	2%
BlackRock Commodity Strategies Fund	3%	3%	3%	4%	4%
iShares Cohen & Steers REIT ETF	—	2%	4%	6%	7%
BlackRock Emerging Markets Fund, Inc.	2%	3%	4%	5%	6%
iShares MSCI Canada ETF	1%	1%	1%	2%	2%
iShares International Developed Real Estate ETF	—	1%	3%	5%	6%
iShares MSCI EAFE Small-Cap ETF	1%	1%	2%	3%	3%
Master Investment Portfolio—International Tilts Master Portfolio	8%	11%	15%	19%	21%
Master Investment Portfolio—Russell 1000 Index Master Portfolio	12%	11%	15%	20%	18%
CAPITAL GROWTH and INCOME
Master Investment Portfolio—CoreAlpha Bond Master Portfolio	50%	40%	23%	6%	1%
iShares TIPS Bond ETF	9%	6%	2%	—	—

Note: The allocation percentages may not add to 100% due to rounding

Although each LifePath Fund’s target allocation may shift over time depending on market conditions, each LifePath Fund’s target asset allocation is expected to be 40% in Underlying Funds that invest primarily in equity and 60% in Underlying Funds that invest primarily in fixed income by its retirement date. The target allocation is the mix of asset classes within the LifePath Fund.

The following table illustrates each LifePath Fund’s target allocation among asset classes as of March 31, 2015:

	Equity Funds (includes REITs and commodity funds)	Bond Funds
LifePath Retirement Fund	40%	60%
LifePath 2020 Fund	53%	47%
LifePath 2030 Fund	75%	25%
LifePath 2040 Fund	93%	7%
LifePath 2050 Fund	98%	2%

Description of Underlying Funds

Each LifePath Fund may invest in some or all of the Underlying Funds described below at any given time. Please refer to the chart above for each Master Portfolio’s approximate target asset allocation for each Underlying Fund as of March 31, 2015.

Each of the Underlying Funds that is an ETF seeks to reproduce index returns gross of management fees and other costs, and is not actively managed. Some of the Underlying Funds in which the Master Portfolios may invest are actively managed funds that rely on portfolio managers for investment determinations.

In managing the ETFs, (with the exception of one ETF that is not advised by BlackRock), BFA uses an indexing strategy called representative sampling. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy are expected to have, in the aggregate, investment characteristics (based on market factors such as capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relative underlying index. Underlying Funds that use representative sampling may or may not hold all of the securities that are included in the relevant underlying index.

Active Stock Master Portfolio    seeks to provide long-term appreciation of capital. Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. Active Stock Master Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio primarily in five major categories of equity securities: equity securities of large cap U.S. companies that BFA believes have good prospects for earnings growth, equity securities of mid to large cap U.S. companies that BFA believes have shown above-average growth rates in earnings over the long-term, equity securities of large cap U.S. companies that BFA believes have good prospects for capital appreciation and current income, equity securities of large cap U.S. companies that BFA believes are undervalued, and equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Russell 1000® Index that BFA selects using a proprietary quantitative model. Drawing on its analysis of financial trends and market conditions, BFA monitors and adjusts those allocations from time to time. Active Stock Master Portfolio has wide flexibility in the relative weightings given to each category. Active Stock Master Portfolio may also invest in securities of foreign issuers from any country and may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

ACWI ex-US Index Master Portfolio    seeks to match the performance of the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) in U.S. dollars with net dividends as closely as possible before the deduction of ACWI ex-US Index Master Portfolio expenses. ACWI ex-US Index Master Portfolio will be substantially invested in securities in the MSCI ACWI ex-US Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex-US Index. ACWI ex-US Index Master Portfolio will not attempt to buy or sell securities based on BFA’s economic, financial or market analysis, but will instead employ a “passive” investment approach.

BlackRock Cash Funds: Institutional    seeks a high level of income consistent with liquidity and the preservation of capital. BlackRock Cash Funds: Institutional invests in high-quality, short-term money market instruments. Under normal circumstances, BlackRock Cash Funds: Institutional expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

BlackRock Commodity Strategies Fund    seeks total return. BlackRock Commodity Strategies Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors. One strategy focuses on investments in commodity-linked derivatives. To meet coverage and collateral requirements associated with these derivative investments, and to invest excess cash, BlackRock Commodity Strategies Fund holds a portion of its portfolio in investment-grade short-term fixed-income securities. The other strategy focuses on equity investments in commodity-related companies, including, but not limited to, companies operating in the mining, energy and agricultural sectors. BlackRock Commodity Strategies Fund invests in equity securities of such companies in order to complement the commodity exposures achieved through investments in commodity-linked derivatives. Taken together, these two strategies offer broad exposure to global commodities market trends across asset classes, industries, sectors, and regions.

BlackRock Emerging Markets Fund, Inc.    seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal conditions, BlackRock Emerging Markets Fund, Inc. invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets. Equity securities consist primarily of common and preferred stocks and depositary receipts, and include securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock. A developing capital market is the market of any country that the World Bank, the International Finance Corporation, the United Nations or its authorities have determined to have a low or middle income economy. Countries with developing capital markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. For this purpose, developing capital markets include, but are not limited to, the markets of all countries that comprise the MSCI Emerging Markets Index. BlackRock Emerging Markets Fund, Inc. may also consider an issuer to be located in a country that has a developing capital market if at least 50% of the issuer’s assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries.

Bond Index Master Portfolio    seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index (the “Barclays U.S. Aggregate Index”). Securities are selected for investment by Bond Index Master Portfolio in accordance with their relative proportion within the Barclays U.S. Aggregate Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. BFA considers investments that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments comprising Bond Index Master Portfolio’s benchmark index. Bond Index Master Portfolio is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under normal circumstances, at least 90% of the value of Bond Index

Master Portfolio’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Barclays U.S. Aggregate Index, which, for Bond Index Master Portfolio, are considered bonds.

CoreAlpha Bond Master Portfolio    seeks to provide a combination of income and capital growth. BAL invests CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BAL’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; debt obligations of issuers located in countries other than the U.S., including countries in emerging markets; municipal securities; asset-backed securities; and U.S. registered dollar-denominated debt obligations of foreign issuers. CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. CoreAlpha Bond Master Portfolio may invest up to 10% of its assets in securities rated below investment grade (“high yield” or “junk” bonds). CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration and in derivatives based on foreign currencies.

International Tilts Master Portfolio    seeks to provide long-term returns in excess of the total rate of return of the MSCI Europe Australasia Far East Index (the “MSCI EAFE Index”). Under normal circumstances, International Tilts Master Portfolio seeks to invest a majority of its net assets plus any borrowings for investment purposes in non-U.S. equity securities and equity like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada. International Tilts Master Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time International Tilts Master Portfolio may invest in shares of companies through “new issues” or initial public offerings. International Tilts Master Portfolio may also invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

Master Small Cap Index Series    seeks to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of fund expenses. Master Small Cap Index Series employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. Master Small Cap Index Series will be substantially invested in securities in the Russell 2000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller capitalization stocks. Master Small Cap Index Series may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, Master Small Cap Index Series may invest in a statistically selected sample of the stocks included in the Russell 2000 and derivative instruments linked to the Russell 2000. Master Small Cap Index Series will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.

Russell 1000 Index Master Portfolio    seeks to match the performance of the Russell 1000® Index (the “Russell 1000”) as closely as possible before the deduction of fund expenses. Russell 1000 Index Master Portfolio employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000. Russell 1000 Index Master Portfolio will be substantially invested in equity securities in the Russell 1000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000. Russell 1000 Index Master Portfolio will invest in the common stocks represented in the Russell 1000 in roughly the same proportions as their weightings in the Russell 1000. It may also engage in futures transactions. At times, Russell 1000 Index Master Portfolio may not invest in all of the common stocks in the Russell 1000, or in the same weightings as in the Russell 1000. At those times, Russell 1000 Index Master Portfolio may choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks chosen are similar to the Russell 1000 as a whole.

iShares Core S&P 500 ETF    seeks to track the investment results of an index composed of large-capitalization U.S. equities. The fund seeks to track the investment results of the S&P 500® (the “Underlying Index”), which measures the performance of the large-capitalization sector of the U.S. equity market. As of March 31, 2014, the Underlying Index included approximately 80% of the market capitalization of all publicly-traded U.S. equity securities. The component stocks are weighted according to the float-adjusted market value of their outstanding shares. The Underlying Index consists of stocks from a broad range of industries. Components primarily include consumer discretionary, financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares National AMT-Free Muni Bond ETF    seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds. The fund seeks to track the investment results of the S&P National AMT-Free Municipal Bond IndexTM (the “Underlying Index”), which measures the performance of the investment-grade segment of the U.S. municipal bond market. As of December 31, 2013, there were 9,778 issues in the Underlying Index. Components primarily include transportation and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares North American Natural Resources ETF    seeks to track the investment results of an index composed of North American equities in the natural resources sector. The fund seeks to track the investment results of the S&P North American Natural Resources Sector Index (the “Underlying Index”), which measures the performance of U.S.-traded stocks of natural resource-related companies in the United States and Canada. The Underlying Index includes companies in the following categories: producers of oil, gas and consumable fuels, providers of energy equipment and services, metals and mining companies, manufacturers of paper and forest products, and producers of construction materials, containers and packaging. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, materials, metals and mining and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Russell Mid-Cap ETF    seeks to track the investment results of an index composed of mid-capitalization U.S. equities. The fund seeks to track the investment results of the Russell Midcap Index (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. The Underlying Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index. The Underlying Index includes equity securities issued by issuers which range in size between approximately $1.3 billion and $23 billion, although this range may change from time to time. As of March 31, 2014, the Underlying Index represented approximately 31% of the total market capitalization of all publicly-traded U.S. equity securities. Components primarily include consumer discretionary, financial and producer durables companies, and may change over time.

iShares Russell 2000 ETF    seeks to track the investment results of an index composed of small-capitalization U.S. equities. The fund seeks to track the investment results of the Russell 2000® Index (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. The Underlying Index includes issuers representing approximately 8% of the total market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. As of March 31, 2014, the Underlying Index represented approximately 8% of the total market capitalization of the Russell 3000 Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include financials, producer durables companies and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Cohen & Steers REIT ETF    seeks to track the investment results of an index composed of U.S. real estate investment trusts (“REITs”). The fund seeks to track the investment results of the Cohen & Steers Realty Majors Index (the “Underlying Index”), which consists of selected REITs. The objective of the Underlying Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Underlying Index based on a review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Underlying Index must meet minimum market capitalization and liquidity requirements. The Underlying Index is weighted according to the total free float adjusted market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Underlying Index. Within the REIT market, the Underlying Index is diversified across property sectors that represent the current market. Components primarily include REITs. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares International Developed Real Estate ETF    seeks to track the investment results of an index composed of real estate equities in developed non-U.S markets. The fund seeks to track the investment results of the FTSE EPRA/ NAREIT Developed Real Estate ex-U.S. Index (the “Underlying Index”), which measures the stock performance of companies engaged in the ownership and development of real estate markets in developed countries (except for the United States) as defined by FTSE EPRA/NAREIT. As of March 31, 2014, the Underlying Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, and the United Kingdom. As of March 31, 2014, the Underlying Index had a total market capitalization of approximately $438.6 billion. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include REITs. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Canada ETF    seeks to track the investment results of an index composed of Canadian equities. The fund seeks to track the investment results of the MSCI Canada Index (the “Underlying Index”), which consists of stocks traded primarily on the Toronto Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Canada Small-Cap ETF    seeks to track the investment results of an index composed of small-capitalization Canadian equities. The fund seeks to track the investment results of the MSCI Canada Small Cap Index (the “Underlying Index”), which is designed to measure the performance of equity securities of small-capitalization companies, whose market capitalization, as calculated by the index provider, represents the bottom 14% of the Canadian securities market. Components primarily include energy, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI EAFE ETF    seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Index (the “Underlying Index”), which has been developed by MSCI Inc. (“MSCI”) as an equity benchmark for its international stock performance. The Underlying Index includes stocks from Europe, Australasia and the Far East and, as of June 30, 2014, consisted of the following 21 developed market country indexes or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI EAFE Small-Cap ETF    seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Small Cap Index (the “Underlying Index”), which represents the small-cap segment of the MSCI EAFE Index. As of June 30, 2014, the Underlying Index consisted of the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under MSCI’s Global Investable Market Index methodology, the small-cap universe consists of the securities of those companies not included in the large-cap or mid-cap segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small-cap segment covers the 85%-99% range of each market’s free float-adjusted market capitalization. Components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Emerging Markets ETF    seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Index (the “Underlying Index”), which is designed to measure equity market performance in the global emerging markets. As of June 30, 2014, the Underlying Index consisted of the following 23 emerging market indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The Underlying Index may include large-, mid- or small- capitalization companies, and components primarily include energy, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Emerging Markets Small-Cap ETF    seeks to track the investment results of an index composed of small-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Small Cap Index (the “Underlying Index”), which is designed to measure the performance of equity securities of small-capitalization companies, whose market capitalization represents the bottom 14% of companies in emerging market countries, as measured by market capitalization. As of June 30, 2014, the Underlying Index consisted of issuers in the following 23 emerging market countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. Components primarily include capital goods, consumer discretionary, financials, industrials, information technology, materials and real estate companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares 1-3 Year Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and three years. The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2013, there were 1,107 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and primarily include agency securities, and financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares 1-3 Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years. The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2013, there were 85 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment-grade, and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds.

The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 3-7 Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years. The fund seeks to track the investment results of the Barclays U.S. 3-7 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of December 31, 2013, there were 95 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 7-10 Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between seven and ten years. The fund seeks to track the investment results of the Barclays U.S. 7-10 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of December 31, 2013, there were 20 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than 10 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 10-20 Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between ten and twenty years. The fund seeks to track the investment results of the Barclays U.S. 10-20 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 10 years and less than 20 years. As of December 31, 2013, there were 15 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 10 years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 20+ Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years. The fund seeks to track the investment results of the Barclays U.S. 20+ Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of December 31, 2013, there were 25 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares Core U.S. Aggregate Bond ETF    seeks to track the investment results of an index composed of the total U.S. investment-grade bond market. The fund seeks to track the investment results of the Barclays U.S. Aggregate Bond Index (the “Underlying Index”), which measures the performance of the total U.S. investment-grade bond market. As of December 31, 2013, there were 8,727 issues in the Underlying Index. The Underlying Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include mortgage-backed pass-through and treasury securities, and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Core U.S. Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds. The fund seeks to track the investment results of the Barclays U.S. Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year. As of December 31, 2013, there were 5,656 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Government/Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds. The fund seeks to track the investment results of the Barclays U.S. Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year. As of December 31, 2013, there were 6,608 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency and treasury securities, and financial and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Intermediate Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and ten years. The fund seeks to track the investment results of the Barclays U.S. Intermediate Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2013, there were 3,899 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency securities, and financial and industrial companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Intermediate Government/Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds with remaining maturities between one and ten years. The fund seeks to track the investment results of the Barclays U.S. Intermediate Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2013, there were 4,759 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include treasury securities, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MBS ETF    seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/ or guaranteed by U.S. Government agencies. The fund seeks to track the investment results of the Barclays U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Government National Mortgage Association (“Ginnie Mae”). The Underlying Index includes fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac that have 30-, 20-, 15-year maturities, as well as hybrid adjustable rate mortgages (“ARMs”). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares Short Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one month and one year. The fund seeks to track the investment results of the Barclays U.S. Short Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of December 31, 2013, there were 65 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares TIPS Bond ETF    seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds. The fund seeks to track the investment results of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

iShares J.P. Morgan USD Emerging Markets Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds. The fund seeks to track the investment results of the J.P. Morgan EMBISM Global Core Index (the “Underlying Index”), which is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

iShares iBoxx $ High Yield Corporate Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds. The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. Bonds in the Underlying Index are selected using a rules-based criteria, as defined by the index provider. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2013, the Underlying Index included approximately 887 constituents. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer services, industrials, and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) are rated sub-investment-grade by Fitch Ratings, Inc., Moody’s Investors Services or Standard & Poor’s Ratings Services; (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; and (vi) have at least one year to maturity.

iShares® S&P GSCITM Commodity-Indexed Trust    seeks investment results that correspond generally, but are not necessarily identical, to the performance of the S&P GSCITM Total Return Index (the “Underlying Index”). The Underlying Index is intended to reflect the performance of a diversified group of commodities.

PowerShares DB Commodity Index Tracking Fund    seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess ReturnTM (the “Underlying Index”), over time, plus the excess, if any, of the fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over the expenses of the fund. The fund’s shares are designed for investors who want a cost-effective and convenient way to invest in a diversified index of commodity futures.

Notes:

“Standard and Poor’s®”, “S&P®” and “S&P 500®” are registered trademarks of Standard and Poor’s Financial Services LLC, “S&P North American Natural Resources Sector Index™” is a trademark of S&P Dow Jones LLC, a subsidiary of McGraw Hill Financial, Inc. and the “S&P National AMT-Free Municipal Bond Index™” (together with “S&P North American Natural Resources Sector Index™”, the “Standard and Poor’s Indexes”) is a product of the S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., Its affiliates and/or its third-party licensors (collectively, “SPDJI”), and have been licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. (“BTC”), the parent company of BFA. The iShares Core S&P 500 ETF, iShares National AMT-Free Muni Bond ETF and iShares North American Natural Resources ETF that are based on Standard & Poor’s Indexes are not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“Russell,” “Russell Midcap® Index” and “Russell 2000® Index” are registered trademarks of the Frank Russell Company (“Russell”) and have been licensed for use for certain purposes by BTC. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Russell, and Russell makes no representation regarding the advisability of investing in iShares.

“Cohen & Steers” and “Cohen & Steers Realty Majors Index” are trademarks of Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) licensed for use for certain purposes by BTC. The iShares Cohen & Steers REIT ETF is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. 1-3 Year Credit Bond Index,” “Barclays U.S. 1-3 Year Treasury Bond Index,” “Barclays U.S. 3-7 Year Treasury Bond Index,” “Barclays U.S. 7-10 Year Treasury Bond Index,” “Barclays U.S. 10-20 Year Treasury Bond Index,” “Barclays U.S. 20+ Year Treasury Bond Index,” “Barclays U.S. Aggregate Bond Index,” “Barclays U.S. Credit Bond Index,” “Barclays U.S. Government/Credit Bond Index,” “Barclays U.S. Intermediate Credit Bond Index,” “Barclays U.S. Intermediate Government/Credit Bond Index,” “Barclays U.S. MBS Index,” “Barclays U.S. Short Treasury Bond Index,” and the “Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)” (collectively referred to as the “iShares Bond Fund Indexes”) are trademarks of Barclays Bank PLC licensed for use for certain purposes by BTC. The iShares 1-3 Year Credit Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares Core U.S. Credit Bond ETF, iShares Government/Credit Bond ETF, iShares Intermediate Credit Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares MBS ETF, iShares Short Treasury Bond ETF and the iShares TIPS Bond ETF are not sponsored, endorsed, sold or promoted by Barclays Capital Inc. (“Barclays Capital”), or its affiliates and Barclays Capital makes no representation or warranty, express or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital. BFA does not and will not have a role in maintaining the iShares Bond Fund Indexes.

“MSCI ACWI ex USA IMI,” “MSCI Canada IndexSM,” “MSCI Canada Small Cap Index,” “MSCI EAFE® Index,” “MSCI Emerging Markets IndexSM” and “MSCI Emerging Markets Small Cap Index” are servicemarks and “MSCI EAFE Small Cap Index” is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BTC. The iShares MSCI Canada ETF, iShares MSCI Canada Small-Cap ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI, and neither MSCI nor any other party makes any representation or warranty, express or implied, regarding the advisability of investing in iShares.

Markit® and iBoxx® are registered trademarks of Markit Group Limited and Markit Indices Limited (“Markit”), respectively, and have been licensed for use for certain purposes by BTC. The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by Markit, and Markit makes no representation regarding the advisability of investing in iShares.

“FTSE,” “EPRA,” “NAREIT” and “FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index” are marks that have been licensed for use for certain purposes by BTC. The iShares International Developed Real Estate ETF is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange Group Companies, Euronext N.V., EPRA or NAREIT (together the “Licensor Parties”), and the Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“J.P. Morgan” and “J.P. Morgan EMBISM Global Core Index” are trademarks of J.P. Morgan Chase & Co.© (“J.P. Morgan”) licensed for use for certain purposes by BTC. The iShares J.P. Morgan USD Emerging Markets Bond ETF is not sponsored, endorsed, sold or promoted by J.P. Morgan, and J.P. Morgan makes no representation or warranty, express or implied, regarding the advisability of investing in iShares.

MANAGING THE INVESTMENTS OF THE FUNDS

Investment Adviser

The Manager is the investment adviser, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. Subject to the supervision of the Board of Trustees of the Trust, the Manager is responsible for providing investment advisory and administrative services to the Funds, overseeing the day-to-day operations and business affairs of the Trust, and monitoring the performance of the sub-advisers to the Funds and of each Master Portfolio in which a Fund invests. The Manager’s principal office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company.

The Manager also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. The Manager furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses the Manager expressly assumes, including those noted above, each Fund otherwise pays for all of its own expenses.

Bridgeway and Westwood are the co-investment sub-advisers to the Equity Fund. As investment sub-advisers, Bridgeway and Westwood make investment decisions for the Equity Fund, subject to the oversight of the Manager and the Board of Trustees. The Manager pays Bridgeway and Westwood for their services with the investment advisory and management fees the Manager receives from the Equity Fund.

Bridgeway and Rainier are the co-investment sub-advisers to the Small/Mid Cap Equity Fund. As investment sub-advisers, Bridgeway and Rainier make investment decisions for the Small/Mid Cap Equity Fund, subject to the oversight of the Manager and the Board of Trustees. The Manager pays Bridgeway and Rainier for their services with the investment advisory and management fees the Manager receives from the Small/Mid Cap Equity Fund.

Marsico and Northern Cross are the co-investment sub-advisers to the International Equity Fund. As investment sub-advisers, Marsico and Northern Cross make investment decisions for the International Equity Fund, subject to the oversight of the Manager and the Board of Trustees. The Manager pays Marsico and Northern Cross for their services with the investment advisory and management fees the Manager receives from the International Equity Fund.

BFA is the investment sub-adviser to the S&P 500 Index Fund, and as such makes investment decisions for the S&P 500 Index Fund, subject to the oversight of the Manager and the Board of the Trust. The Manager pays BFA for its services with the investment advisory and management services fee the Manager receives from the S&P 500 Index Fund.

NTI is the investment sub-adviser to the Small Cap Index Fund and the International Index Fund. As investment sub-adviser, NTI makes investment decisions for the Small Cap Index Fund and the International Index Fund, subject to the oversight of the Manager and the Board of the Trust. The Manager pays NTI for its services with the investment advisory and management services fee the Manager receives from these Funds.

The Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and the Money Market Fund are each managed by a team of the Manager’s employees (each an “Advisory Team”). Each Advisory Team makes the investment decisions for these Funds, subject to the oversight of the Board of Trustees.

Investment Management of the LifePath Funds

Each LifePath Fund invests all of its assets into a separate Master Portfolio, each of which has substantially similar investment objectives, strategies, policies and risks. The Master Portfolios in which the LifePath Funds invest, in turn, invest in a combination of the Underlying Funds. BFA serves as the investment adviser to each of the Master Portfolios. BFA or its affiliates generally serve as investment adviser to each of the Underlying Funds in which the LifePath Master Portfolios invest. BFA manages the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Fund’s Board of Trustees.

BFA uses teams of portfolio managers, investment strategists and other investment specialists (each a “Portfolio Management Team”) to manage each Master Portfolio. BFA employs a combination of proprietary investment management systems and procedures to validate the consistent application of its investment methods. This team approach to portfolio management brings together many disciplines and leverages BFA’s extensive resources. The members of the Portfolio Management Team for each Master Portfolio that have the most significant responsibility for the day-to-day management are listed below. The team members listed below act collaboratively with the other members of their Portfolio Management Team on all aspects concerning their Master Portfolio. Each member of a Portfolio Management Team, including the below-listed members, is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her Portfolio Management Team with more limited responsibilities. Each member of each Portfolio Management Team has appropriate limitations on his or her authority for risk management and compliance purposes.

BFA is located at 400 Howard Street, San Francisco, California 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. As of March 31, 2015, BFA and its affiliates provided investment advisory services for assets in excess of $4.774 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

Oversight of Sub-Advisers

The Trust and the Manager have obtained an exemptive order from the Securities and Exchange Commission that permits the Trust and the

Manager to retain and remove sub-advisers and modify sub-advisory arrangements without shareholder approval. Under the exemptive order, the Manager may act as a “manager of managers” for the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund, Tax Advantaged Bond Fund, Money Market Fund, LifePath Retirement Fund and the LifePath 2050 Fund. The Manager supervises sub-advisers to each Fund that has retained a sub-adviser and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) to recommend their hiring, termination and replacement.

Investment Sub-Advisers for the Equity Fund

The Manager has engaged Bridgeway and Westwood as the investment sub-advisers to provide day-to-day portfolio management for the Equity Fund.

Bridgeway is located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046. Bridgeway is an investment management firm that uses a statistically driven approach to create investment portfolios for its institutional and mutual fund clients.

Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is a fundamental investment management firm that employs a bottom-up, value-based stock selection strategy to construct portfolios designed to generate superior risk-adjusted returns for its institutional and mutual fund clients.

For more information regarding Bridgeway and Westwood, please read the sections entitled “Investment Advisory Agreements—Between the Manager and Bridgeway” and “Investment Advisory Agreement—Between the Manager and Westwood” in the Trust’s SAI.

Investment Sub-Advisers for the Small/Mid Cap Equity Fund

The Manager has engaged Bridgeway and Rainier as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund.

Bridgeway is located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

Rainier, which is located at 601 Union Street, Suite 2801, Seattle, Washington 98101, manages discretionary assets for various clients, including institutional clients, collective trusts and mutual funds. Rainier is owned by employees.

For more information regarding Bridgeway and Rainier, please read the sections entitled “Investment Advisory Agreements—Between the Manager and Bridgeway” and “Investment Advisory Agreements—Between the Manager and Rainier” in the Trust’s SAI.

Investment Sub-Advisers for the International Equity Fund

The Manager has engaged Marsico and Northern Cross as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. In addition to sub-advising a segment of the International Equity Fund, Marsico provides investment management services to other mutual funds and private accounts.

Northern Cross is located at 125 Summer Street, 14th Floor, Suite 1410, Boston, Massachusetts 02110. Northern Cross is an investment management firm specializing in international equity mandates.

For more information regarding Marsico and Northern Cross, please read the sections entitled “Investment Advisory Agreements —Between the Manager and Marsico” and “Investment Advisory Agreement—Between the Manager and Northern Cross” in the Trust’s SAI.

Investment Sub-Adviser for the S&P 500 Index Fund

The Manager has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for the S&P 500 Index Fund.

BFA is located at 400 Howard Street, San Francisco, California 94105. It is an indirectly wholly owned subsidiary of BlackRock, Inc.

For more information regarding BFA, please read the sections entitled “Investment Advisory Agreements—Between the Manager and BFA” in the Trust’s SAI.

Investment Sub-Adviser for the Small Cap Index Fund and the International Index Fund

The Manager has engaged NTI as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and the International Index Fund. Northern Trust Investments, Inc., 50 South LaSalle Street, Chicago, Illinois 60603, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

For more information regarding NTI, please read the sections entitled “Investment Advisory Agreements—Between the Manager and Northern Trust Investments, Inc.” in the Trust’s SAI.

As of December 31, 2014, Northern Trust Corporation, through its affiliates, had assets under custody of $5.97 trillion and assets under investment management of $934.1 billion.

Additional Expense Information

For all Funds other than the LifePath Funds, the Manager has agreed to reimburse each Fund if, and to the extent, the Fund’s total annual operating expenses exceed the percentage of each Fund’s average net assets indicated in the table below, excluding Acquired Fund Fees and Expenses shown in each Fund’s fee table in this prospectus. With any increase or decrease in the percentage rate of the 12b-1 fee assessed for a share class of a Fund, the expense reimbursement threshold for that share class of the Fund will increase or decrease by a corresponding percentage rate amount. For instance, if the percentage rate of the 12b-1 fee assessed for a share class of a Fund increases 0.05%, the expense reimbursement threshold for that share class of the Fund similarly will increase by 0.05%. The Manager has agreed to reimburse each LifePath Fund if, and to the extent the LifePath Fund’s total annual operating expenses, including net expenses incurred at the Master Portfolio and Underlying Fund levels, exceed the percentages of each LifePath Fund’s average net assets shown in the table below, excluding Acquired Fund Fees and Expenses shown in each Fund’s fee table in this prospectus:

The Manager may not discontinue this agreement to reimburse the Funds before April 30, 2016, without the consent of the Trust’s Board of Trustees.

	Expense Reimbursement Threshold
Fund	Class A	Class B	Legacy Class A	Legacy Class B
Equity Fund	1.20%	1.90%	1.20%	1.60%
Small/Mid Cap Equity Fund	1.40%	2.10%	1.40%	1.80%
International Equity Fund	1.50%	2.20%	1.50%	1.90%
S&P 500 Index Fund	0.78%	1.48%	0.78%	1.18%
Small Cap Index Fund	0.93%	1.63%	0.93%	1.33%
International Index Fund	1.18%	1.88%	1.18%	1.58%
Equity and Bond Fund(1)	0.25%	0.95%	0.25%	0.65%
Bond Fund	0.70%	1.10%	0.70%	1.10%
Tax Advantaged Bond Fund	0.70%	1.10%	0.70%	1.10%
Money Market Fund(2)	0.60%	1.00%	0.60%	1.00%
State Farm LifePath Retirement Fund	1.23%	1.93%	1.23%	1.63%
State Farm LifePath 2020 Fund	1.23%	1.93%	1.23%	1.63%
State Farm LifePath 2030 Fund	1.23%	1.93%	1.23%	1.63%
State Farm LifePath 2040 Fund	1.23%	1.93%	1.23%	1.63%
State Farm LifePath 2050 Fund	1.23%

(1)

The Manager has agreed not to be paid an investment advisory and shareholder services fee for performing services for the Equity and Bond Fund. Nevertheless, the Manager receives investment advisory and shareholder service fees for performing these services for the Funds in which the Equity and Bond Fund invest. The Manager has agreed to reimburse the Equity and Bond Fund for all expenses directly incurred by the Fund except 12b-1 distribution fees and acquired fund fees and expenses. The Manager may not discontinue this agreement to reimburse the Equity and Bond Fund before April 30, 2016, without the consent of the Trust’s Board of Trustees.

(2)

The Manager and State Farm VP Management Corp. have agreed to waive all or a portion of their fees due from the Money Market Fund to prevent the Fund’s net yield from falling below zero. This expense reimbursement agreement is voluntary and may be eliminated by the Manager at any time.

Compensating the Manager for its Services

Each Fund (except the Equity and Bond Fund) pays the Manager an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to the Manager quarterly at the following annual rates:

Fund	Rate of Advisory Fee

Equity Fund	0.60% of average daily net assets

Small/Mid Cap Equity Fund	0.80% of average daily net assets

International Equity Fund	0.80% of average daily net assets

S&P 500 Index Fund	0.18% of average daily net assets

Small Cap Index Fund	0.33% of average daily net assets

International Index Fund	0.48% of average daily net assets

Equity and Bond Fund	None

Bond Fund	0.10% of average daily net assets

Tax Advantaged Bond Fund	0.10% of average daily net assets

Money Market Fund	0.10% of average daily net assets

State Farm LifePath Retirement Fund	0.70% of average daily net assets

State Farm LifePath 2020 Fund	0.70% of average daily net assets

State Farm LifePath 2030 Fund	0.70% of average daily net assets

State Farm LifePath 2040 Fund	0.70% of average daily net assets

State Farm LifePath 2050 Fund	0.70% of average daily net assets

The Investment Advisory and Management Services Fee for the LifePath Funds include the management fees of their corresponding Master Portfolios.

Compensating Bridgeway for its Services

The Manager pays Bridgeway for its services to the portion of the Equity Fund and the Small/Mid Cap Equity Fund that it manages at the rates shown in the tables below:

Equity Fund

On the first $50 million	0.50% of average daily net assets
$50 million to $100 million	0.45% of average daily net assets
$100 million to $200 million	0.40% of average daily net assets
Over $200 million	0.35% of average daily net assets

Small/Mid Cap Equity Fund

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

Compensating Westwood for its Services

The Manager pays Westwood for its services to the portion of the Equity Fund that it manages at the rates shown in the table below:

Equity Fund

On the first $25 million	0.55% of average daily net assets
$25 million to $50 million	0.45% of average daily net assets
Over $50 million	0.30% of average daily net assets

Compensating Rainier for its Services

The Manager pays Rainier for its services to the portion of the Small/Mid Cap Equity Fund that it manages at the rates shown in the table below:

Small/Mid Cap Equity Fund

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

Compensating Marsico for its Services

The Manager pays Marsico for its services to the portion of the International Equity Fund that it manages at the rates shown in the table below:

International Equity Fund

On the first $300 million	0.50% of average daily net assets
$300 million to $400 million	0.45% of average daily net assets
Over $400 million	0.40% of average daily net assets

Compensating Northern Cross for its Services

The Manager pays Northern Cross for its services to the portion of the International Equity Fund it manages at the rates shown in the table below:

International Equity Fund

On the first $500 million	0.60% of average daily net assets
Over $500 million	0.55% of average daily net assets

Compensating BFA for its Services

The Manager pays BFA for its services to the S&P 500 Index Fund at the rates shown in the table below:

S&P 500 Index Fund

On the first $500 million	0.03% of average daily net assets
$500 million to $750 million	0.02% of average daily net assets
Over $750 million	0.01% of average daily net assets

In determining the application of these breakpoints, the assets of the S&P 500 Index Fund are combined with the assets of the Large Cap Equity Index Fund of State Farm Variable Product Trust, so long as BFA remains the sub-adviser to that Fund and to the S&P 500 Index Fund. If the fee for the S&P 500 Index Fund calculated for a fiscal quarter is less than $25,000, the Manager pays BFA a sub-advisory fee of $25,000 for that fiscal quarter.

Compensating Northern Trust Investments, Inc. for its Services

The Manager pays Northern Trust Investments, Inc. for its services to the Small Cap Index Fund and the International Index Fund at the rates shown in the table below:

Small Cap Index Fund and International Index Fund

On the first $100 million	0.12% of average daily net assets
Over $100 million	0.08% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed in a similar style by the sub-adviser for other investment companies advised by the Manager or other companies affiliated with the Manager are included in determining the fee to be paid to the respective sub-adviser.

LifePath Funds—Compensation in the Master/Feeder Mutual Fund Structure

The LifePath Funds are feeder funds that invest all of their assets in Master Portfolios with substantially similar investment objectives, strategies and risks. BFA manages each Master Portfolio. For its services to the Master Portfolios, BFA receives annual fees based on the following annual rates:

Fund	Annual Management Fee
LifePath Retirement Master Portfolio	0.35% of average daily net assets
LifePath 2020 Master Portfolio	0.35% of average daily net assets
LifePath 2030 Master Portfolio	0.35% of average daily net assets
LifePath 2040 Master Portfolio	0.35% of average daily net assets
LifePath 2050 Master Portfolio	0.35% of average daily net assets

For its services to the Underlying Funds in which the LifePath Master Portfolios invest, BFA receives fees that differ from the fees described for the LifePath Funds in this prospectus. BFA has agreed to waive the investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees paid to BFA by the Underlying Funds in order to avoid duplication of such fees. In addition, BAL may receive fees as administrator of certain of the Underlying Funds; however, BFA has agreed to waive from the investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees paid to BAL by those Underlying Funds.

Feeder Fund Expenses.    Each LifePath Fund bears its corresponding Master Portfolio’s expenses in proportion to the amount of assets it invests in the corresponding Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights.    Under the master/feeder structure, the Board of Trustees retains the right to withdraw the assets of a LifePath Fund from a Master Portfolio if it believes doing so is in the best interests of the Fund and its shareholders. If the Board withdraws assets of any such Fund from a Master Portfolio, it would then consider whether that Fund should invest in another master portfolio or take other action.

Approval of Investment Advisory and Investment Sub-Advisory Agreements

For information regarding the basis for the Board of Trustees approving the continuation of the investment advisory and investment sub-advisory agreements, please see the Trust’s semi-annual report for the six-month period ended June 30, 2014.

Portfolio Managers

The Funds are managed by portfolio management teams as described below. Each team makes advisory decisions for the applicable Fund, subject to the oversight of the Board of Trustees of the Trust.

Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Bridgeway and Westwood who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the Equity Fund’s portfolio, and each person’s business experience during the past five years:

Bridgeway Portfolio Managers
Portfolio Manager and Title with Bridgeway	Length of Service with Bridgeway	Business Experience During the past 5 years

John Montgomery, Chief Investment Officer	21 years	Investment management, research and analysis

Elena Khoziaeva, CFA Portfolio Manager	15 years	Investment management, research and analysis

Michael Whipple, CFA Portfolio Manager	12 years	Investment management, research and analysis

Westwood Portfolio Managers
Portfolio Manager and Title with Westwood	Length of Service with Westwood	Business Experience During the past 5 years

Mark Freeman, CFA Chief Investment Officer and Senior Portfolio Manager	16 years	Portfolio manager of equity and fixed income securities

Scott Lawson, CFA Vice President and Senior Research Analyst	12 years	Portfolio manager of equity securities

Matt Lockridge Vice President and Research Analyst	5 years	Portfolio manager of equity securities

Lisa Dong, CFA Senior Vice President and Director of Equity Research	15 years	Portfolio manager of equity securities

Varun Singh, PhD, CFA Vice President and Research Analyst	3 years	Portfolio manager of equity securities

Small/Mid Cap Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Bridgeway and Rainier who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the Small/Mid Cap Equity Fund’s portfolio, and each person’s business experience during the past five years:

Bridgeway Portfolio Managers
Portfolio Manager and Title with Bridgeway	Length of Service with Bridgeway	Business Experience During the past 5 years

John Montgomery, Chief Investment Officer	21 years	Investment management, research and analysis

Elena Khoziaeva, CFA Portfolio Manager	15 years	Investment management, research and analysis

Michael Whipple, CFA Portfolio Manager	12 years	Investment management, research and analysis

Rainier Portfolio Managers
Portfolio Manager and Title with Rainier	Length of Service with Rainier	Business Experience During the past 5 years

Mark W. Broughton, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

James R. Margard, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

Andrea L. Durbin, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

Stacie Cowell, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

Rainier’s segment of the Fund is team managed, with all members of Rainier’s U.S. Equity Portfolio Management team providing investment insight and analysis. James Margard is the lead portfolio strategist for Rainier’s segment of the Fund, and Mark Broughton, Andrea Durbin and Stacie Cowell are also primarily responsible for the day-to-day management of the Rainier’s segment of the Fund’s portfolio.

International Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Marsico and Northern Cross who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the International Equity Fund’s portfolio, and each person’s business experience during the past five years:

Marsico Portfolio Managers
Portfolio Manager and Title with Marsico	Length of Service with Marsico	Business Experience During the past 5 years

Munish Malhotra, CFA Portfolio Manager, Senior Analyst	12 years	Portfolio manager of equity securities, research and analysis

Northern Cross Portfolio Managers
Portfolio Manager and Title with Northern Cross	Length of Service with Northern Cross	Business Experience During the past 5 years

Howard Appleby, CFA, Principal	11 years	Portfolio manager of equity securities

James LaTorre, CFA, Principal	11 years	Portfolio manager of equity securities

Jean-Francois Ducrest, Principal	11 years	Portfolio manager of equity securities

S&P 500 Index Fund

The three members of BFA that have the most significant day-to-day management responsibility are: Greg Savage, Christopher Bliss and Alan Mason.

Greg Savage, CFA, has been employed as a portfolio manager at BFA since 2009. Christopher Bliss, CFA, has been employed as a portfolio manager at BFA since 2009. Alan Mason is a senior portfolio manager at BFA since 2009, and head of Americas Beta Strategies since 2014.

Small Cap Index Fund

Northern Trust Investments, Inc. serves as the sub-adviser to the Small Cap Index Fund. The portfolio manager for the Small Cap Index Fund is Brent Reeder, Senior Vice President of NTI. Mr. Reeder, joined NTI in 1993, is a Portfolio Manager in the Quantitative Management Group and is responsible for the management of index portfolios. Mr. Reeder received a B.A. degree in Economics from DePauw University and an M.B.A. degree in Finance from DePaul University. Mr. Reeder is an Associated Person with the National Futures Association. For the past five years, he has managed quantitative equity portfolios.

International Index Fund

NTI serves as the sub-adviser to the International Index Fund. The portfolio manager for the International Index Fund is Steven Santiccioli, Vice President of NTI. Mr. Santiccioli is a Portfolio Manager within the Quantitative Management Group. He joined NTI in 2003 and for the past five years has managed equity portfolios. Mr. Santiccioli received his BA from Bucknell University and an MBA from Fordham University.

Equity and Bond Fund

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund, and these underlying funds invest in either common stocks or bonds. Consequently, the Equity and Bond Fund has the same portfolio managers as the Equity Fund and as the Bond Fund. For a description of the portfolio managers of the Equity Fund and the portfolio managers of the Bond Fund, please see the separate descriptions for those Funds included in this prospectus.

Bond Fund

Joe Young and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Bond Fund. Mr. Young, Vice President—Fixed Income at State Farm Mutual Automobile Insurance Company, has been associated with the Bond Fund since June 2011. Since that time, Mr. Young has been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities. Mr. Young was involved in all aspects of managing fixed income portfolios for Nationwide Insurance and its affiliated entities during his tenure from March 1998 through May 2011, most recently serving in the capacity of Vice President. Mr. Funk, Senior Investment Officer—Fixed Income at State Farm Mutual Automobile Insurance Company, has been associated with the Bond Fund since 1998, and over the past five years Mr. Funk has been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

Messrs. Young and Funk generally have different roles on the Bond Fund management team. Mr. Young’s role includes overseeing the process for buying and selling fixed income securities and administering investment policies. Mr. Funk’s role includes selecting fixed income securities for purchase and sale, conducting fixed income research, and reviewing financial data and research reports.

Tax Advantaged Bond Fund

Joe Young and Robert Reardon are the portfolio managers responsible for the day-to-day management of the Tax Advantaged Bond Fund. Mr. Young, Vice President—Fixed Income at State Farm Mutual Automobile Insurance Company, has been associated with the Tax Advantaged Bond Fund since June 2011. Since that time, Mr. Young has been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities. Mr. Young was involved in all aspects of managing fixed income portfolios for Nationwide Insurance and its affiliated entities during his tenure from March 1998 through May 2011, most recently serving in the capacity of Vice President. Mr. Reardon, Senior Investment Officer—Fixed Income at State Farm Mutual Automobile Insurance Company, has been associated with the Tax Advantaged Bond Fund since 2000, and over the past five years Mr. Reardon has been involved in all aspects of managing tax advantaged fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

Messrs. Young and Reardon generally have different roles on the Tax Advantaged Bond Fund management team. Mr. Young’s role on the Tax Advantaged Bond Fund is the same as identified for the Bond Fund. Mr. Reardon’s role on the Tax Advantaged Bond Fund management team includes selecting municipal securities for purchase and sale, conducting municipal research, and reviewing financial data and research reports.

LifePath Funds

Alan Mason and Amy Whitelaw (the “LifePath Portfolio Managers”) are primarily responsible for the day-to-day management of the LifePath Master Portfolios and act collaboratively on all aspects concerning these Master Portfolios. Each LifePath Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Mr. Mason has been employed by BFA since December 2009. Mr. Mason is responsible for multi-asset class solutions for institutional clients. Mr. Mason has been one of the LifePath Portfolio Managers primarily responsible for the day-to-day management of the LifePath Master Portfolios since September 2009. For the period September 2009 through December 2009, Mr. Mason was employed by the predecessor to BFA.

Ms. Whitelaw has been employed as Head of Defined Contributions Portfolio Management at BFA since December 2009. Before December 2009, Ms. Whitelaw was Head of Defined Contributions Portfolio Management at the predecessor to BFA.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers and portfolio managers’ ownership of securities in the Funds.

Legal Proceedings.    On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC (“BAL”), and Blackrock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

SHAREHOLDER INFORMATION

You may buy shares of any of the Funds by contacting your State Farm VP Management Corp. Registered Representative, by submitting a written order directly to State Farm VP Management Corp. at the address listed below, by contacting a State Farm VP Management Corp. Customer Service Representative at 1-800-447-4930 from 8:00 a.m. through 6:00 p.m. (Central Time) Monday through Friday (except holidays), or via the Internet. An interactive voice response (IVR) system, provides access to most information and many transactions, 24 hours per day.

We will employ reasonable procedures to confirm that telephone and internet instructions are genuine. These procedures include recording telephone calls, requiring the use of a personal identification number for internet transactions, and sending you transaction confirmation statements. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given, when reasonably believed to be genuine.

During periods of volatile economic and market conditions, you may have difficulty initiating a transaction by telephone or by the internet, in which case you should consider sending in your request by letter or through your State Farm VP Management Corp. Registered Representative.

Telephone Transaction Privileges are automatically established for you unless you decline these privileges on the Application. If you currently do not have the Telephone Transaction Privileges but would like to sign up for these privileges, you may complete an Investor Account Services Form. Your signature on the Investor Account Services Form must be witnessed by a notary public.

Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller. Each Fund reserves the right at any time to suspend, limit, modify or terminate Telephone Transaction Privileges, but will not do so without giving you at least 30 days’ prior written notice.

Minimum Investments

Your initial and subsequent investment in each of the Funds has to meet these minimum requirements.

Minimum Investments

Initial Investment—To open an account by check or ACH (without an AIP*)	$1,000 per Fund
Initial Investment—To open an account by check or ACH (with an AIP)	$1,000 per Fund
Subsequent investments by check, ACH, or AIP	$50 per Fund

*	AIP stands for Automatic Investment Plan.

The above minimum investment amounts do not apply to SEP IRAs, SIMPLE IRAs or accounts held under other employer-sponsored qualified retirement plans.

Reduced Sales Charge Options

As of May 1, 2006, the previously existing “Class A” and “Class B” shares were renamed “Legacy Class A” and “Legacy Class B” shares, and on that same day new Class A and new Class B shares were created. Any shareholder who owned former Class A or former Class B shares as of April 30, 2006, became the owner of the same number of Legacy Class A or Legacy Class B shares as of May 1, 2006.

This prospectus offers two different classes of Fund shares for purchase, Class A and Legacy Class A. This prospectus also relates to Class B shares and Legacy Class B shares, which effective May 1, 2015, no longer are available for purchase by new investors or by existing shareholders. Fund shareholders who own Class B shares or Legacy Class B shares may continue to exchange those shares for Class B or Legacy Class B shares of other Funds but may not purchase new Class B or Legacy Class B shares after May 1, 2015.

The amount of sales charge you pay when buying Fund shares depends upon whether you are a “grandfathered” shareholder, a category of persons determined primarily based upon when you established your Fund account(s). An account is a distinct registration in which Fund shares are held, and each account has its own unique account number. Grandfathered shareholders may purchase Legacy Class A shares whereas shareholders who are not grandfathered may purchase Class A.

You are a grandfathered shareholder if you satisfy one or more of the following criteria:

•

Your account holding Legacy Class A shares was established before May 1, 2006. In the case of all employer-sponsored qualified retirement plans, except Tax Sheltered Accounts (“TSAs”) established under § 403(b)(7) of the Internal Revenue Code, your account is considered established when the plan itself is established. In the case of TSAs, your account is considered established on the date you the individual open your account.

•

Your account holding Legacy Class A shares is established after April 30, 2006, as a result of the death or divorce of one or more individual shareholder(s) who had a grandfathered account. For example, if John and Mary Smith established a grandfathered account before May 1, 2006, and that account is re-titled as a result of a death or divorce of John and/or Mary Smith, the re-titled account(s) will be treated as grandfathered account(s).

•

Your account holding Legacy Class A shares is established after April 30, 2006, as a result of a conversion or re-characterization of a grandfathered IRA account. For example, if you convert your grandfathered Traditional IRA account into a Roth IRA account, the Roth IRA account will be treated as a grandfathered account.

•	You are a trust that obtained its Legacy Class A shares from another grandfathered account.

Class A and Legacy Class A shares are available for investors choosing an initial sales charge. Shares of each class represent interests in the same Fund, have the same rights and, except for the differences in sales charges, are identical in all respects. Each class has different exchange privileges, as described in the section of this prospectus on “How to Exchange Shares.”

The net income attributable to each class of shares and the dividends payable on shares of each class will be reduced by the amount of the distribution and service (12b-1) fees and shareholder services fees attributable to those shares and incremental expenses associated with the class. Shareholders of each class of a Fund have exclusive voting rights on the distribution and service (12b-1) plan as it applies to that class. Except in the case of Class A shares sold to Qualified Purchasers, State Farm VP Management Corp. Registered Representatives receive equal compensation for selling and servicing the two classes of shares offered in this prospectus. State Farm VP Management Corp. pays reduced compensation to its Registered Representatives for selling Class A shares to “Qualified Purchasers,” a term defined in the section of this Prospectus titled “Who can Purchase Shares?”

Class A and Legacy Class A Shares

Initial Sales Charge

Class A Shares.    You can buy Class A shares of each of the Funds at the offering price, which is the NAV per share plus a sales charge (commission). The applicable sales charge schedule for your investment in Class A shares of the Funds, except an investment in the Bond Fund or the Tax Advantaged Bond Fund, is set forth in Sales Charge Schedule #1 below. If you are purchasing Class A shares of the Bond Fund or the Tax Advantaged Bond, the applicable sales charge schedule is Sales Charge Schedule #2 below. There is no initial sales charge for “new investments” in Class A shares of the Money Market Fund. A new investment is an investment you initially make in the Fund by means other than an exchange from another Fund.

Legacy Class A Shares.    If you are a grandfathered shareholder, you can buy Legacy Class A shares of each of the Funds at the offering price, which is the NAV per share plus a sales charge (commission). The applicable sales charge schedule for your investment in Legacy Class A shares of the Funds is set forth in Sales Charge Schedule #2 below. There is no initial sales charge for new investments in Legacy Class A shares of the Money Market Fund.

Sales Charge Schedule #1

Sales Charge as Percentage of

	Offering Price	Net Amount Invested*
Less than $25,000	5%	5.26%
$25,000 to $49,999	4.5%	4.71%
$50,000 to $99,999	4.0%	4.17%
$100,000 to $199,999	3.0%	3.09%
$200,000 to $299,999	2.5%	2.56%
$300,000 to $399,999	2.0%	2.04%
$400,000 to $499,999	1.5%	1.52%
$500,000 or more	0%**	0%

Sales Charge Schedule #2

Sales Charge as Percentage of

	Offering Price	Net Amount Invested*
Less than $50,000	3%	3.09%
$50,000 to $99,999	2.5%	2.56%
$100,000 to $199,999	2.0%	2.04%
$200,000 to $299,999	1.5%	1.52%
$300,000 to $399,999	1.0%	1.01%
$400,000 to $499,999	0.5%	0.503%
$500,000 or more	0%**	0%

*	The percentages for “Net Amount Invested” are rounded to the nearest one-hundredth or one-thousandth of one-percent. Your net amount invested may be slightly different than indicated by these percentages due to rounding.
**	No sales charge is imposed at the time of purchase on amounts of $500,000 or more. However, for investment of $500,000 or more in Class A or Legacy Class A shares of any Fund other than the Money Market Fund, a contingent deferred sales charge will be charged if shares are redeemed within 12 months following their purchase at the rate of 0.5% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares. The contingent deferred sales charge may be waived in certain circumstances. See “When will the Contingent Deferred Sales Charge Schedule be Waived?” on p. 93.

Whether you buy Class A or Legacy Class A shares, you may qualify for a reduced sales charge, or the sales charge may be waived, as described below under “When Will the Initial Sales Charge be Reduced or Waived?”

Initial Sales Charge for the Money Market Fund.    The initial sales charge does not apply to new investments in Class A or Legacy Class A shares of the Money Market Fund. New investments in the Money Market Fund will only be accepted in Class A or Legacy Class A shares, whichever class of shares you are eligible to purchase.

Additional Sales Charge for Certain Exchanges from Class A Shares of the Bond Fund and the Tax Advantaged Bond Fund.    If you should exchange a new investment in Class A shares of the Bond Fund or Class A shares of the Tax Advantaged Bond for

Class A shares of another Fund (other than the Bond Fund or the Tax Advantaged Bond Fund) within 180 days of acquiring the Class A shares of the Bond Fund or the Class A shares of the Tax Advantaged Bond Fund, you will be charged an additional sales charge equal to 1% of the lesser of the value of the shares exchanged (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares. This sales charge will be collected from the redemption proceeds to be reinvested in shares of the new Fund position unless you pay the sales charge in another manner. For purposes of assessing the 1% sales charge, a new investment in Class A shares of the Bond Fund or Class A shares of the Tax Advantaged Bond Fund includes shares acquired from a new investment in the Class A shares of the Money Market Fund. In determining the amount of the sales charge that applies to exchanges from the Bond Fund or the Tax Advantaged Bond Fund, the calculation will be made in a manner that results in the lowest possible sales charge. It will be assumed that the exchange is made first from shares of the Bond Fund or the Tax Advantaged Bond Fund acquired through an exchange from another Fund (other than an exchange into the Bond Fund or the Tax Advantaged Bond Fund made from a new investment in the Money Market Fund); next from shares acquired from the reinvestment of dividends and distributions; and finally, it will be assumed that the exchange is made from shares acquired as new investments in the Bond Fund or the Tax Advantaged Bond Fund. No breakpoints or reductions in the rate of this sales charge will apply when this sales charge is due. The 1% additional sales charge does not apply if the initial sales charge on your purchase of Class A shares of the Bond Fund or the Tax Advantaged Bond Fund was 0% or was waived.

When will the Initial Sales Charge be Reduced or Waived for Class A and Legacy Class A Shares?

There are several ways to reduce or eliminate the initial sales charge:

•	Combined Purchases

•	Rights of Accumulation

•	Letter of Intent

•	Plan Transfer Agreement

•	Special Waivers

Your State Farm VP Management Corp. Registered Representative or Customer Service Representative can explain these programs to you and help you determine if you qualify for a sales charge reduction or waiver. The sales charge reduction or waiver programs may be changed or discontinued at any time.

Combined Purchases.    Purchases made at the same time for any of the Funds, other than the Money Market Fund, in related accounts may be aggregated for the purpose of receiving a reduced sales charge. Here is how you qualify for a reduced sales charge:

•

Purchases in related accounts in Class A or Legacy Class A which may be aggregated to qualify for a reduced sales charge include purchases made by shareholders identified with the same primary taxpayer identification number, and/or purchases made by shareholders identified with the same primary address.

•

Purchases made by or for the benefit of each participant within an employer-sponsored plan will be combined with all other purchases made at the same time, in that plan for the purpose of receiving a discounted sales charge. Purchases by participants in these plans will not be combined with other individual accounts those participants may have outside the plan. Details regarding how to combine purchases for your employer-sponsored plan are located under the heading “Shareholder Information—Plan Transfer Agreement.” An exception to this rule includes:

•

A participant account relating to a tax sheltered account under Section 403(b)(7) of the Internal Revenue Code will be combined with other individual accounts with the same primary taxpayer identification number and/or with other individual accounts identified with the same primary address that participants may hold for the purposes of receiving a reduced sales charge.

•

Purchases made for a customer in nominee or street name accounts (accounts which hold the customer’s shares in the name of a broker or another nominee such as a bank trust department) may not be aggregated with purchases made at the same time for other accounts and may not be aggregated with purchases made at the same time for other nominee or street name accounts unless otherwise qualified as noted above.

You must tell us or your State Farm VP Management Corp. Registered Representative at the time your orders are placed that there are multiple orders which qualify for a reduced sales charge.

Rights of Accumulation.    Purchases may also qualify for a reduced sales charge based on the current NAV of your account and any related accounts in any of the Funds, excluding new investments in the Money Market Fund. Here is how you qualify for a reduced sales charge:

•

Investments in related accounts in Class A, Legacy Class A, Class B and Legacy Class B shares which may be aggregated to qualify for a reduced sales charge include the current total NAV of your account and all other accounts identified with the same primary taxpayer identification number, and/or identified with the same primary address.

•

Investments made by or for the benefit of each participant within an employer-sponsored plan will be combined with the current total NAV of all participant accounts within the plan to determine qualification for reduced sales charges. Purchases by participants in these plans will not be combined with the current total NAV of other individual accounts those participants may have outside the plan. An exception to this rule includes:

•

A participant account relating to a tax sheltered account under Section 403(b)(7) of the Internal Revenue Code will be combined with other individual accounts identified with the same primary taxpayer identification number and/or with other individual accounts identified with the same primary address that participants may hold for the purposes of receiving a reduced sales charge.

•

Investments made for a customer in nominee or street name accounts (accounts which hold the customer’s shares in the name of a broker or another nominee such as a bank trust department) may not be aggregated with the current total NAV of other accounts and may not be aggregated with the current total NAV of other nominee or street name accounts unless otherwise qualified as noted above.

You must tell us or your State Farm VP Management Corp. Registered Representative at the time your order is placed that it qualifies for a reduced sales charge based on related holdings in existing Fund accounts.

Letter of Intent.    You may qualify for a reduced sales charge if you enter into a non-binding Letter of Intent, telling us that you intend to buy, within 13 months, shares that, if purchased all at once, would qualify. Fund shares purchased in the 90-day period prior to entering into the Letter of Intent may be combined with new purchases in related accounts as shown above to reach the investment commitment of the Letter of Intent. You must tell us or your State Farm VP Management Corp. Registered Representative if you want purchases made in related accounts to count toward your investment commitment. Up to 5% of the stated amount of the Letter of Intent will be held in escrow to cover additional sales charges which may be due if investments over the 13-month period are not sufficient to qualify for the sales charge reduction. If you do not achieve the intended investment within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which will be deducted from any account linked to the letter of intent. Letters of Intent do not apply to employer sponsored plan accounts except 403(b)(7) accounts. The purchase of shares of the Money Market Fund will not count toward meeting an investment commitment under a Letter of Intent.

Plan Transfer Agreement.    An employer sponsor of a SEP IRA, a SIMPLE IRA or a Retirement Plan Funding Program (a program in which a tax-qualified employer-sponsored retirement plan purchases Fund shares as an investment for the plan) (RPFP) that enters into a Plan Transfer Agreement may qualify for a sales charge reduction or waiver. The Plan Transfer Agreement specifies the value of Fund shares that the Plan intends to purchase within 60 days of execution of the agreement. The sales charge that will apply when an investor executes a Plan Transfer Agreement is the sales charge that would apply if the entire amount of the investment specified in the Plan Transfer Agreement were made simultaneously. You must complete the Plan Transfer Agreement if you want transfers made into your SEP IRA, SIMPLE IRA or RPFP plan to qualify for a reduced sales charge. The Plan Transfer Agreement must accompany an IRA Transfer Request Form. The Plan Transfer Agreement does not apply to 401(k) Safe Harbor plans or 403(b) accounts. The purchase of shares of the Money Market Fund will not count towards meeting the Plan Transfer Agreement.

Special Waivers.    You may purchase Class A shares without an initial sales charge, or if you are a grandfathered shareholder you may purchase Legacy Class A shares for your grandfathered account without an initial sales charge, if:

•	You are purchasing shares of the Money Market Fund.

•	You are a current or retired agent or employee of the State Farm Insurance Companies or a Family Member of such a person.

“Family Member” is defined as:

“Immediate”

•	spouse

•	parents

•	step-parents

•	children:

•	natural born children

•	step-children

•	court appointed foster children

•	legally adopted children

“Extended”

•	grandparents

•	step-grandparents

•	great grandparents

•	step-great grandparents

•	grandchildren

•	step-grandchildren

•	great grandchildren

•	step-great grandchildren

•

If you are eligible to purchase Class A or Legacy Class A shares without an initial sales charge as an “Immediate” family member of a current or retired agent or employee of the State Farm Insurance Companies and if that person dies, you continue to be a person who, without paying an initial sales charge, may establish new registrations and add to existing registrations.

•

If you are eligible to purchase Class A or Legacy Class A shares without an initial sales charge as an “Extended” family member of a current or retired agent or employee of the State Farm Insurance Companies and if that person dies, you may no longer establish new registrations without paying an initial sales charge.

•

If you hold Class A or Legacy Class A shares that were purchased without an initial sales charge but you no longer qualify to establish new registrations without paying an initial sales charge, you may nevertheless maintain and add to your existing registration(s) without paying an initial sales charge.

•

If you acquired your Fund shares because another shareholder transferred those shares to you and if you are otherwise ineligible to invest in Class A or Legacy Class A shares without paying an initial sale charge, you will be allowed to maintain your account. However, in these circumstances, you may not purchase additional Class A or Legacy Class A shares for your account without paying an initial sales charge and you may not open any new registrations without paying an initial sales charge.

•

You are a current agent of the State Farm Insurance Companies purchasing shares for your employer-sponsored retirement plan. Participating employees of the State Farm agent’s employer-sponsored retirement plan may also purchase shares without an initial sales charge within that plan. No special waiver shall be allowed for the purchase of shares for employer-sponsored retirement plans not sponsored by a current agent of the State Farm Insurance Companies.

•	You are a State Farm VP Management Corp. Registered Representative who works for an insurance agent of the State Farm Insurance Companies, or a Family Member of such a person (as defined above).

•	You are currently serving on the Trust’s Board of Trustees.

•	You are currently a member of the Board of Directors of State Farm Mutual Automobile Insurance Company or one of its affiliated companies.

•

You are purchasing shares by reinvesting the proceeds of the redemption of shares of one or more of the Funds. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds, and that the shares that were redeemed were at one time subject to an initial sales charge or contingent deferred sales charge. In addition, to qualify for a waiver of the initial sales charge, the redemption that occurred in the previous 90 days must have resulted in a termination of the account in which the shares were held.

•

You are purchasing shares by reinvesting the proceeds of a redemption of shares issued by State Farm Associates’ Funds Trust or State Farm Mutual Fund Trust (Retail Class A/B, Legacy A/B, Institutional, R-1, R-2, R-3 shares) which redeemed shares that were previously held in an employer sponsored plan including SEP IRA, SIMPLE IRA, Profit Sharing, 401(k), 403(b), or Retirement Plan Funding Program (RPFP). Subsequent purchases into the new account holding Fund shares will be subject to the initial sale charge. Note—Former shareowners of Institutional and R-3 shares of State Farm Mutual Fund Trust may not be eligible to purchase Class A or Legacy Class A shares. See the applicable Institutional prospectus for more details.

•	You are reinvesting dividends or other distributions from a Fund.

•	You are a participant in a retirement plan reinvesting loan repayments.

•	You are acquiring Fund shares issued in connection with the acquisition by a Fund of another investment company.

•

You are purchasing Fund shares with the proceeds of a distribution from State Farm’s 401(k) Savings Plan for United States employees. Proceeds must come directly from State Farm’s 401(k) Savings Plan for reduced sales charge eligibility. Proceeds submitted indirectly will not be eligible for reduced sales charges, unless other eligibility is met. Purchases submitted by any method other than a direct contribution from State Farm’s 401(k) Savings Plan will be charged a sales load.

You also may purchase Class A and Legacy Class A shares, whichever share class is available to you, without an initial sales charge if you purchase $500,000 or more of the Funds’ shares. However, redemption of such shares within 12 months of purchase is subject to a contingent deferred sales charge of 0.5% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the total cost of the shares. This 0.5% contingent deferred sales charge does not apply to redemptions from Class A and Legacy Class A shares of the Money Market Fund.

If you qualify to purchase shares without an initial sales charge due to a special waiver, you must complete an “Institutional Share Class Eligibility or Purchase at Net Asset Value” form.

If you hold Class A or Legacy Class A shares that were purchased without an initial sales charge but you no longer qualify to purchase Class A or Legacy Class A shares without an initial sales charge under the criteria set forth above, you may nevertheless maintain and add to your established account registration(s), but you may not open any new registrations without paying an initial sales charge.

Class B and Legacy Class B Shares

Effective May 1, 2015, Class B and Legacy Class B shares no longer are available for purchase by new investors or by shareholders who own Class B shares or Legacy Class B shares in existing accounts. A shareholder who owns Class B shares or Legacy Class B shares in an existing account may continue to hold those shares within the account and may exchange those shares for Class B shares or Legacy Class B shares of another Fund as described in the section of this Prospectus titled “How to Exchange Shares.” If a shareholder who owns Class B shares or Legacy Class B shares in an existing account receives dividends and capital gain distributions through reinvestment in new Fund shares, Class B shares or Legacy Class B shares will be issued when such dividends or capital gain distributions are reinvested.

Contingent Deferred Sales Charge

Unlike an initial sales charge, which is paid when you purchase shares, a contingent deferred sales charge is only paid if you sell your shares during a certain period of time. Class B and Legacy Class B shares were offered at NAV without an initial sales charge, but subject to a contingent deferred sales charge as set forth in the applicable schedule below. Class B shares of all Funds, other than the Bond Fund and the Tax Advantaged Bond Fund, are subject to the contingent deferred sales charges set forth in Schedule #1 below, whereas Legacy Class B shares of all Funds and Class B shares of the Bond Fund and the Tax Advantaged Bond Fund are subject to the contingent deferred sales charges set forth in Schedule #2 below. Each schedule shows the contingent deferred sales charges that apply to redemptions occurring during the first through sixth years after purchasing the shares. The percentage charge that applies to a specific redemption depends upon when the shares that are redeemed were purchased. The contingent deferred sales charge is imposed on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares.

In determining whether a contingent deferred sales charge applies to a redemption of Class B or Legacy Class B shares, the calculation will be made in a manner that results in the lowest possible charge. It will be assumed that the redemption is made first from shares acquired through the reinvestment of dividends and distributions; then from shares held beyond the applicable contingent deferred sales charge period; and finally, from shares subject to the lowest contingent deferred sales charge.

Contingent Deferred Sales Charge Schedule #1
Contingent Deferred Sales Charge Applicable in the Year of Redemption After Purchase*
First	Second	Third	Fourth	Fifth	Sixth	Seventh	Eighth
5.00%	4.25%	3.5%	2.75%	2.00%	1.00%	0.00%	0.00%

Contingent Deferred Sales Charge Schedule #2
Contingent Deferred Sales Charge Applicable in the Year of Redemption After Purchase*
First	Second	Third	Fourth	Fifth	Sixth	Seventh	Eighth
3.00%	2.75%	2.75%	2.50%	2.00%	1.00%	0.00%	0.00%

*	No contingent deferred sales charge is paid on an exchange of shares, nor is one paid on the sale of shares received as a reinvestment of dividends or capital gains distribution. Class B and Legacy Class B shares will convert to Class A and Legacy Class A shares, respectively, after a full eight years, thus reducing future expenses associated with owning those shares. Shares received as a reinvestment of dividends or capital gains distributions will be converted to Class A and Legacy Class A shares in the same proportion as purchased shares are converted.

Automatic Conversion of Class B and Legacy Class B Shares

Class B and Legacy Class B shares automatically convert to Class A and Legacy Class A shares, respectively, two years after the expiration of any contingent deferred sales charge. This conversion feature relieves Class B and Legacy Class B shareholders of the higher asset-based distribution and service (12b-1) charges that otherwise apply to Class B and Legacy Class B shares. The conversion is based on the relative NAV of the two classes, and no charge is imposed in connection with the conversion.

When Will the Contingent Deferred Sales Charge Schedule be Waived?

A contingent deferred sales charge will not be assessed on Class A or Legacy Class A shares (for purchases of $500,000 or more) or Class B or Legacy Class B shares for:

•	exchanges of shares in one Fund for the same class of shares of another Fund;

•	when an affiliate of the Manager redeems Fund shares that represent seed capital invested in a Fund;

•	redemptions from tax-deferred retirement plans and Individual Retirement Accounts for required minimum distributions of Fund shares due to attainment of age 70 1/2;

•	redemptions for the return of excess contributions made to tax deferred retirement plans and Individual Retirement Accounts;

•	redemptions from tax-deferred retirement plans for participant loans and hardship withdrawals;

•	redemptions as a result of death of the registered shareholder or in the case of joint accounts, of all registered shareholders;

•	redemptions as a result of the disability of the registered shareholder (as determined in writing by the Social Security Administration) which occurs after the account was established;

•	redemptions for failure to meet minimum account balances; and

•	conversions and recharacterizations between types of IRAs.

•	When a Qualified Purchaser which has purchased Class A shares redeems those shares. For the definition of Qualified Purchaser, see the section of this Prospectus titled, “Who can Purchase Shares?”

When you request a redemption, you must notify us or your State Farm VP Management Corp. Registered Representative at the time your order is placed if the redemption qualifies for a waiver of the contingent deferred sales charge and the reason for the waiver.

The Trust makes available through its website at www.statefarm.com, information concerning applicable sales loads, breakpoint discounts and the nature of the four share classes offered in this prospectus.

Distribution and Service (12b-1) Fees

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, which provides that each Fund will pay a distribution fee for the sale and distribution of its shares. In addition, the Trust’s 12b-1 plan provides that Class B shares will pay a service fee. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

With respect to the Funds, all share classes offered in this prospectus are subject to a distribution fee of up to the amounts specified in the charts below. The distribution fee is payable to State Farm VP Management Corp. to reimburse it for expenses incurred in connection with the distribution of Fund shares, as well as to reimburse it for unreimbursed distribution expenses incurred by State Farm VP Management Corp. in prior years. Distribution expenses include payments to State Farm VP Management Corp. Registered Representatives for selling Fund shares, expenses of printing and distributing prospectuses to persons other than Fund shareholders, and expenses of preparing, printing and distributing advertising and sales literature.

Class B shares of all Funds, other than the Bond Fund, the Tax Advantaged Bond Fund and the Money Market Fund, are subject to a 12b-1 service fee of up to 0.20% per year of the Fund’s average daily net assets. The 12b-1 service fee is payable to State Farm VP Management Corp. to reimburse it for expenses incurred in connection with providing personal services to Fund shareholders, as well as to reimburse it for unreimbursed service expenses incurred by State Farm VP Management Corp. in prior years. Service expenses incurred by State Farm VP Management Corp. include payments to State Farm VP Management Corp. Registered Representatives for providing ongoing personal services to Fund shareholders.

The Trust’s Rule 12b-1 Plan is a “reimbursement” plan. This means that a share class of a Fund only pays a particular 12b-1 fee to the extent that State Farm VP Management Corp. has incurred or will incur in the Fund’s fiscal year a corresponding amount of service or distribution expenses. Unreimbursed expenses from prior years also are eligible for reimbursement. 12b-1 service fees for Class B shares of a Fund may be less than 0.20% per year if State Farm VP Management Corp. has not or does not expect to incur a sufficient amount of service expenses. 12b-1 distribution fees for a class of a Fund may be less than shown below if State Farm VP Management Corp. has not or does not expect to incur a sufficient amount of distribution expenses.

The charts below summarize the maximum level of 12b-1 distribution and service fees payable by the Funds.

Distribution and Service (12b-1) Fees—Funds other than the Money Market Fund

	Class A	Legacy Class A	Class B (excluding the Bond Fund and the Tax Advantaged Bond Fund)	Class B (for the Bond Fund and the Tax Advantaged Bond Fund)	Legacy Class B
12b-1 Distribution Fee as a % of Average Daily Net Assets	0.25%	0.25%	0.75%	0.65%	0.65%
12b-1 Service Fee as a % of Average Daily Net Assets	Not Applicable	Not applicable	0.20%	Not applicable	Not applicable
Total 12b-1 Distribution and Service Fees	0.25%	0.25%	0.95%	0.65%	0.65%

Distribution and Service (12b-1) Fees—Money Market Fund

	Class A	Legacy Class A	Class B	Legacy Class B
12b-1 Distribution Fee as a % of Average Daily Net Assets	0.15%	0.15%	0.55%	0.55%
12b-1 Service Fee as a % of Average Daily Net Assets	Not applicable	Not applicable	Not Applicable	Not applicable
Total 12b-1 Distribution and Service Fees	0.15%	0.15%	0.55%	0.55%

Distribution Payments to State Farm

State Farm VP Management Corp., the principal underwriter and distributor of the shares of State Farm Mutual Fund Trust, may enter into Distribution & Marketing Support Agreements pursuant to which State Farm VP Management Corp. receives compensation from mutual fund sponsors or investment advisers for providing distribution services. For further details regarding Distribution & Marketing Support Agreements to which State Farm VP Management Corp. is a party, please see the Trust’s SAI.

Shareholder Services Fee

In addition, each share class of the Funds offered in this prospectus pays a shareholder services fee of 0.25% per year of its average daily net assets to the Manager for providing ongoing account services to shareholders. Those services include establishing and maintaining shareholder accounts, printing and mailing confirmation and account statements to shareholders, processing shareholder transactions answering shareholder inquiries and providing other personal services to shareholders. The Manager and State Farm VP Management Corp. may profit from the distribution and service (12b-1) fees and from the shareholder services fees.

IRA Transfer/Rollover Bonus Program

SFIMC will pay a bonus to you by purchasing Fund shares within your account if you meet the conditions described in this offer. If you qualify for a bonus and you have more than one Fund position within your account, SFIMC will purchase shares of the Fund that represents the largest percentage of the total value of the account.

This offer is valid for Fund shareholders who make a qualifying net deposit into a new or existing Traditional IRA or Roth IRA (each a “Qualifying Account,” and together the “Qualifying Accounts”) holding Fund shares. Qualifying net deposits are assets deposited into the Qualifying Account minus assets withdrawn from the Qualifying Account during any rolling 90-day period during the bonus period of

November 1, 2014 through June 30, 2015. The bonus will be credited to the Qualifying Account within approximately one week of any qualifying purchase that causes the net deposit to meet a threshold listed below. You must maintain the qualifying net deposit amount (less any market losses) in the Qualifying Account for at least one year from the date SFIMC pays the bonus to you or SFIMC will redeem Fund shares from your account equal to the bonus amount. Assets transferred from SFIMC’s affiliates are excluded from qualifying net purchases. Only one bonus will be paid per Social Security number or taxpayer identification number. This offer is not available to shareholders of Qualifying Accounts who did not pay a sales charge when purchasing Fund shares in their account, and the lack of payment of a sales charge was due to a special waiver as listed in the subsection “Special Waivers” on page 91 of this Prospectus.

The amount of bonus that SFIMC will pay to the Qualifying Account depends on the amount of the net deposit made into the Qualifying Account during the 90-day period:

Net Deposit made during the 90-day period equals:	Your bonus amount is:
At least $25,000 but less than $50,000,	$200
$50,000 or more but less than $100,000, and	$300
$100,000 or more	$500

Consult with your tax adviser about the appropriate tax treatment for this offer and any tax implications associated with respect to the cash bonus. Any related taxes are your responsibility.

SFIMC reserves the right to change the offer terms or terminate the offer at any time without prior notice. Other terms and conditions, or eligibility criteria, may apply.

Calculating Net Asset Value

The offering price of the shares of each Fund is its NAV, plus an initial sales charge on the Class A and Legacy Class A shares. NAV is calculated by adding all of the assets of a Fund, subtracting the Fund’s liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each class of each Fund. We calculate the NAV of the LifePath Funds based on the NAVs of each corresponding Master Portfolio. Each are calculated on the same day and determined as of 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.

The NAV for each Fund is determined as of the time of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed. Each Fund values its assets at their current market value when market quotations are readily available. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Board of Trustees believes will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to take into consideration all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund’s holdings. Fair valuation may reduce the ability of a shareholder to take advantage of a lag between a significant change in the value of the Fund’s holdings and the reflection of that change in the Fund’s NAV.

Money market securities, other than U.S. Treasury securities, that mature within 60 days or less are valued using the amortized cost method, unless the Board of Trustees determines that this does not represent fair value.

All investments by the International Equity Fund and International Index Fund are valued in U.S. dollars based on the then prevailing exchange rate. Because each of these international funds invest in securities that are listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities owned by these Funds may change on days when you will not be able to purchase or redeem the shares. The Trust’s Board of Trustees has adopted procedures to value non-U.S. securities (“foreign securities”) held by the International Equity Fund and the International Index Fund. The procedures require foreign securities held by these two Funds to be fair valued in certain circumstances using prices provided by a third-party pricing service. The Manager fair values foreign securities held by these two Funds on valuation days when the closing prices for such securities are determined not to reflect the market value of such securities as of the time the Funds compute their NAVs. The Manager uses systematic and objective standards to determine when the closing prices of the foreign securities held by the International Equity Fund and the International Index Fund do not reflect the market value of such securities. Specific information about how the Funds value certain assets is set forth in the SAI.

Investments in a Master Portfolio are valued based on an interestholder’s proportionate ownership interest in the Master Portfolio’s aggregate net assets as next determined after an order is received in proper form. The aggregate NAV of each Master Portfolio (i.e., the value of its assets less liabilities) is determined as of 4:00 p.m. (Eastern time) on each day the NYSE is open for business. The Master Portfolio’s investments are valued each business day, typically by using available market quotations or at fair value determined in good faith by the Master Fund’s Board of Trustees. The prospectus of the Master Portfolios explains the circumstances under which the Master Portfolios will use fair value pricing and the effects of using fair value pricing.

How To Buy Shares

Who can Purchase Shares?

Class A and Legacy Class A shares are available for purchase, exchange and redemption as described in this prospectus under the headings of “How To Buy Shares,” “How to Exchange Shares” and “How to Redeem Fund Shares.” Additionally, Class A shares are available for purchase, exchange and redemption by individuals or entities who:

•	Enter into a “Retirement Plan Recordkeeping Service Agreement” with the Manager’s contracted plan recordkeeper (the “Recordkeeper”),

•	Are investing more than $3,000,000 in Fund shares, or the person or entity’s employer-sponsored retirement plan for which the Recordkeeper provides services has reached a value of $3,000,000, and who

•	Intend that the employer-sponsored qualified retirement plan for which the Recordkeeper is providing administrative services will purchase Fund shares.

Individuals or entities who are eligible to purchase Class A in this manner are referred to in this prospectus as “Qualified Purchasers.” Qualified Purchasers may not purchase Class A shares of the Tax Advantaged Bond Fund. In this prospectus, a Qualified Purchaser is treated as holding all Fund shares allocated to participant accounts within the employer-sponsored retirement plan.

The Retirement Plan Recordkeeping Service Agreement requires the Recordkeeper to provide administrative and recordkeeping services to the Qualified Purchaser. In return for the Recordkeeper’s performing administrative and recordkeeping services to the Qualified Purchaser, the Manager and the Qualified Purchaser (or the plan sponsor, if the plan sponsor elects) pay fees to the Recordkeeper.

A person who would be a Qualified Purchaser, except for the fact that the person intends to purchase or owns Fund shares with a value greater than $500,000 but less than $3,000,000, may invest in Class R-2 shares. Class R-2 shares are offered in a separate prospectus. On a monthly basis, the aggregate fair market value of the person’s account invested in Class R-2 shares is evaluated to determine when that value equals or exceeds $3,000,000. When the aggregate fair market value of Class R-2 shares held by a Qualified Purchaser equals or exceeds $3,000,000, Class R-2 shares held by the person will convert into Class A shares at the relative net asset value of each share class. The person will be notified prior to the conversion of Class R-2 shares into Class A shares. After the conversion of Class R-2 shares into Class A shares, the person becomes a Qualified Purchaser who may purchase Class A shares.

A Fund shareholder in some instances may hold a combination of Class R-2 and Class R-3 shares, which are offered in the same prospectus offering Class R-2 shares. When a Fund shareholder holds a combination of Class R-2 and Class R-3 shares, the value of Class R-3 shares will be combined with the value of Class R-2 shares for the purpose of determining the person’s eligibility to purchase Class A shares. For example, if an employer-sponsored retirement plan holds Class R-2 shares valued at $2,400,000 and Class R-3 shares valued at $600,000, the Class R-2 shares will convert to Class A at the relative net asset values of the two share classes of the Funds, and the Qualified Purchaser can purchase Class A shares prospectively.

If you are a Fund shareholder other than a Qualified Purchaser, please refer to the sections of this prospectus on “How to Buy Shares,” “How to Exchange Shares” and “How to Redeem Fund Shares.” As a participant in a plan that is a Qualified Purchaser, you should refer to documents provided by your plan sponsor or administrator for information related to buying, exchanging or redeeming Class A Fund shares. If you are a Qualified Purchaser, you may generally exchange Class A shares of a Fund offered in this prospectus for Class A shares of another Fund offered in this prospectus, except for Class A shares of the Tax Advantaged Bond Fund.

The Purchase Blocking Policy described under the heading “How to Buy Shares” in this Prospectus applies to Qualified Purchasers.

The Trust has authorized the Recordkeeper and other organizations that the Recordkeeper designates as authorized agents (collectively “authorized agents”) to accept purchase, exchange and redemption orders on behalf of the Trust. An order received by an authorized agent in good order will be deemed to have been accepted by the Trust. In accordance with federal securities laws, when you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s net asset value per share next calculated after receipt and acceptance of the order by the authorized agent.

General

You must indicate at the time of investment which class of shares you are purchasing, Class A shares or Legacy Class A shares, if you are eligible. You also are required by federal regulations to certify your Taxpayer Identification or Social Security Number when opening your account. Failure to provide an identification number could subject you to 28% back-up withholding on any distributions, redemptions or disbursements from your account.

In accordance with federal securities laws, purchase orders are effected at the NAV per share next determined after receipt of the order in proper form by State Farm VP Management Corp. or its Registered Representatives, plus the applicable sales charge for Class A and Legacy Class A shares. Receipt of an order in proper form means that State Farm VP Management Corp. or its Registered Representatives have received complete purchase instructions and payment for shares.

If State Farm VP Management Corp. or its Registered Representatives determine that the purchase instructions for your order are incomplete, State Farm VP Management Corp. or its Registered Representative will contact you to obtain the missing information and/or the missing documents necessary to make your purchase instructions complete. Your purchase order will not be processed until after the purchase instructions have been made complete and payment for the shares has been received.

All checks should be made payable to State Farm Mutual Funds. Third-party checks will not be accepted. All payments must be in U.S. dollars and must be drawn only on U.S banks. The Funds reserve the right to reject any purchase order.

Purchase Blocking Policy.    The Funds are not designed to serve as a vehicle for frequent trading, including frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds have determined could involve actual or potential harm to a Fund, may be rejected. Frequent trading of Fund shares may lead to increased costs to the Fund and less efficient management of the Fund’s portfolio, resulting in dilution of the value of the shares held by long term shareholders.

The Trust’s Board of Trustees has approved policies and procedures with respect to frequent purchases and redemptions of Fund shares. Under the Trust’s “Purchase Blocking Policy,” any shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of $2,500 or more from a Fund (other than the Money Market Fund) will be precluded from investing in that Fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. The Funds will work with intermediaries to develop such procedures or other procedures that the Funds determine are reasonably designed to achieve the objective of the purchase blocking policy. At the time the intermediaries adopt these procedures, shareholders whose accounts are on the books of such intermediaries will be subject to this purchase blocking policy or one that achieves the objective of this policy.

Under the Funds’ purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	Systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase;

•	Employer sponsored retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan record keeper’s system;

•	Purchase transactions involving external transfers of assets and external rollovers; and

•	Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Notwithstanding the Funds’ purchase blocking policy, all transactions in Fund shares remain subject to the Funds’ right to restrict potentially abusive trading generally (including the types of transaction described above that will not be prevented or trigger a purchase block under the policy). For instance, each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund.

Anti-Money Laundering Compliance.    The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if you are not a U.S. resident or it does not contain your name, social security number, date of birth and permanent street address. This information may be compared to information obtained through third party sources where permitted by law. If we cannot verify this information your account may be restricted and/or closed. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above. The Manager and State Farm VP Management Corp., the Trust’s distributor, implement the Funds’ anti-money laundering program and have appointed an anti-money laundering compliance officer.

Opening and Adding to an Account

Through your State Farm VP Management Corp. Registered Representative.    Contact your Registered Representative directly for instructions.

By Writing to the Manager.    To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to “State Farm Mutual Funds” or a properly completed ACH authorization to debit the account for the minimum initial investment. Send Express Overnight mail to: State Farm Mutual Funds, 430 W. 7th Street, Kansas City, Missouri 64105-1407. You may obtain an Application by calling the State Farm VP Management Corp. call center at 1-800-447-4930. You may make subsequent investments at any time by mailing a check to the Manager, payable to State Farm Mutual Funds, along with the detachable investment slip found at the top of your confirmation statement. You may also send a letter of instruction indicating your account registration, account number and the Fund name.

By Telephone.    With the Telephone Investment Privilege, you can purchase additional Fund shares by having the Fund make an electronic withdrawal from your predesignated bank account. You can establish or change bank instructions on an existing account by mail or fax as long as the bank account and mutual fund account owner(s) are the same and a voided check is submitted. If the bank account owner and mutual fund account owner(s) are different mail a written request signed by each shareholder and at least one bank account owner, with all signatures witnessed by a notary public, along with a voided check to:

State Farm Mutual Funds,

P.O. Box 219548,

Kansas City, MO 64121-9548.

You may also establish bank instructions via www.statefarm.com. If bank instructions are added via www.statefarm.com, you may not redeem to this account for 15 calendar days. Further documentation may be required for corporations, partnerships, trusts and other entities. To make a telephone investment, call 1-800-447-4930.

By the Internet.    Visit our web site at www.statefarm.com. If you would like to open an account, print and complete the Application and mail it along with your personal check or an ACH authorization to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548. If you would like to add to your account that has already been established, follow the instructions presented on the screen.

By Automatic Investing.    The automatic investment plan allows you to make recurring investments in a Fund through automatic transfers from your bank account. To sign up, complete the appropriate section of the Application or get an Investor Account Services Form by calling 1-800-447-4930. You can make periodic investments, after the initial funding of your account, of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. Automatic investing may not be established until you meet the $1,000 initial investment minimum per fund. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by notifying your State Farm VP Management Corp. Registered Representative, by writing the Manager, or by contacting a Customer Service Representative at 1-800-447-4930.

General Policies On Buying Shares

•

Your purchase order must be received by 4:00 p.m., Eastern time to get that day’s NAV. It is the responsibility of your State Farm VP Management Corp. Registered Representative to promptly submit purchase orders to the Funds.

•	All purchases are subject to the sales charge, unless they qualify for a sales charge reduction or waiver programs.

•

All checks must be payable in U.S. dollars, drawn on a U.S. bank and made payable to “State Farm Mutual Funds” (not “State Farm VP Management Corp.”). Cash, credit cards and debit cards are not acceptable forms of purchase. Forms of purchase such as second party checks, third party checks and Cyber-Chex generally are not acceptable.

•

Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. For non tax-qualified accounts, you may at any time request to have your income dividends and capital gain distributions paid to you in cash. For tax-qualified accounts, refer to the plan documents for dividend and capital gain distribution provisions. You cannot elect to receive a check for an income dividend and/or a capital gain distribution if the amount payable is less than $10.

•	Stock certificates will not be issued.

•

The Manager will send to you an immediate confirmation of each transaction with the exception of transactions pursuant to: the automatic investment plan, the systematic withdrawal program, and transactions within Employer Sponsored Retirement Plans. You will receive confirmation of these transactions promptly after the end of each calendar quarter.

•

Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

•

Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for any additional information related to buying shares.

•

You are required by federal regulations to certify your taxpayer identification or Social Security number when opening your account. Failure to provide an identification number could subject you to backup withholding on any distributions, redemptions, or disbursements from your account. Further, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.

Inquiring About Transactions

You should review your confirmation statements thoroughly when received. The Manager employs reasonable procedures to ensure the proper and accurate processing of all transactions. In the event a transaction occurs in your account in error, you must notify the Manager via telephone or in writing within 30 days of receipt of your quarterly account statement of such error.

How To Exchange Shares

Except for exchanges from new investments in shares of the Money Market Fund (see below), you may exchange your shares for shares of the same Class of another Fund without a sales charge. A new investment in the Money Market Fund is an investment you initially make in that Fund by means other than through an exchange from another Fund. If you are exchanging a new investment in shares of the Money Market Fund for Class A or Legacy Class A shares of another Fund, an initial sales charge will apply at the time of the exchange. You may not exchange a new investment in shares of the Money Market Fund for Class B shares or Legacy Class B shares of another Fund.

Fund shares may be exchanged as follows:

Through your State Farm VP Management Registered Representative.    Contact your State Farm VP Management Corp. Registered Representative directly for instructions.

In Writing.    A written exchange request must be signed by all of the owners of the account, must be sent to the Manager, and must clearly indicate your account number, account registration and the Fund names and the number of shares or the dollar amount you wish to exchange. Send your request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548.

By Telephone.    With the Telephone Exchange Privilege, you may call the Manager and request an exchange. You must identify the existing account by giving the Fund’s name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

By the Internet.    You can exchange shares of one Fund for another through our web site at www.statefarm.com. Follow the instructions presented on the screen.

General Policies On Exchanging Shares

Exchange Limitations.    Because excessive exchanges can disrupt management of a Fund and increase the Fund’s cost for all shareowners, the Trust places certain limits on the exchange privilege through the Purchase Blocking Policy. See the section of this prospectus on “How to Buy Shares.”

•	The Funds have the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with exchange policies.

•

Please note that the Manager reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. An exchange request can rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.

•

An exchange will be effective on the day your request is received, if it is received by State Farm VP Management Corp. or its Registered Representatives before the Funds calculate their NAVs on that day; a request received after the time the NAV is calculated will be effective at the next calculated NAV. All Funds calculate their NAVs as of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern time) each day the NYSE is open for business.

•	You have to meet the minimum investment requirements of the Fund into which you are exchanging.

•	There is no charge for exchanges, provided that you exchange your shares for shares of the same class of another Fund.

•

The Funds may refuse any exchange purchase if: (1) the Manager believes the Fund would be harmed or unable to invest effectively; or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

•	An exchange is a sale of shares from one Fund and the purchase of shares of another Fund for federal income tax purposes, which may produce a taxable gain or loss in a taxable account.

•	Before making an exchange please read the description of the Fund to be purchased.

•	The Trust may terminate or modify the exchange program at any time, but the Trust will seek to give shareholders at least 60 days notice prior to such change.

•	You may not exchange your shares into a variable annuity contract offered by an affiliated insurance company of the Manager.

•

When exchanging Class A shares of the Bond Fund or the Tax Advantaged Bond Fund within 180 days of acquiring those shares for Class A shares of another Fund, an additional 1% sales charge may apply. See the discussion of this topic under the heading “Shareholder Information—Reduced Sales Charge Options” in this prospectus.

•

Persons who own Fund shares through a qualified retirement plan, such as a 401(k) plan, should refer to documents provided by their plan sponsor or administrator for any additional information related to exchanging shares.

How to Redeem Fund Shares

You may redeem shares of any of the Funds by contacting your State Farm VP Management Corp. Registered Representative, by sending a written request, by telephone, by using our systematic withdrawal program, or by exchanging into another Fund.

Through your State Farm VP Management Corp. Representative.    Contact your State Farm VP Management Corp. Registered Representative directly for instructions.

In Writing.    You may redeem all or any portion of your shares by sending a written request to the Manager:

State Farm Mutual Funds

P.O. Box 219548

Kansas City, Missouri 64121-9548

Your redemption request must clearly identify the exact name in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

The shareowner of record must sign the redemption request, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem. If you request a redemption of more than $100,000, your signature must be guaranteed as described under “Signature Guarantee.”

Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under “Signature Guarantee,” you may have the proceeds sent to another payee or to an address other than the address of record.

By Telephone.    With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-4930. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a predesignated bank account.

By The Internet.    Visit our website at www.statefarm.com, and follow the instructions presented on the screen.

Systematic Withdrawal Program.    You may have a specified dollar amount withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly, semiannual or annual basis. You designate the day during the chosen period that you would like the shares to be redeemed. If the day selected for your systematic withdrawal plan falls on a scheduled non-business day, such as a customary weekend or holiday closing of the NYSE, the transaction will be processed on the previous business day unless the day selected falls on the first day of the period. Under these circumstances it will be processed the following business day. Example 1: If you choose to have your withdrawal on the tenth of each month and the tenth falls on a Saturday during a particular month, the transaction will be processed on the ninth. Example 2: If you choose to have your withdrawal on the first of each month and the first falls on a Saturday during a particular month, the transaction will be processed on the third since this would be the first business day during that period. If the day scheduled for your systematic withdrawal plan falls on a non-scheduled non-business day, such as the closing of the NYSE as a result of a weather event, the transaction will be processed on the next business day. To redeem shares through a systematic withdrawal plan, contact your State Farm VP Management Corp. Registered Representative for instruction or complete an Investor Account Services Form for shares held in a taxable account or a Distribution Request Form for shares held in a tax-qualified account. You can obtain copies of these forms by calling 1-800-447-4930. Once you have established a redemption program through a systematic withdrawal plan, you can change the amount, the frequency, or the payment date of the systematic withdrawal by calling 1-800-447-4930, if you have Telephone Redemption Privileges.

You should not purchase additional shares of a Fund at the same time you are participating in the systematic withdrawal plan because your purchase will likely be subject to sales charge and the withdrawal will be a taxable redemption and may produce taxable gain or loss. The Trust reserves the right to amend the systematic withdrawal program on 30 days’ notice. The program may be terminated at any time by the Trust. You will not be permitted to purchase shares by an Automatic Investment Plan if you are participating in the systematic withdrawal program.

General Redemption Policies

•

Each Fund will redeem shares at the Fund’s NAV next determined after receipt of the order in proper form by State Farm VP Management Corp. or its Registered Representatives. Receipt of an order in proper form means State Farm VP Management Corp. or its Registered Representatives have received complete redemption instructions from you. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. It is the responsibility of your State Farm VP Management Corp. Registered Representative to submit to the Fund a redemption request promptly after you deliver your request to the State Farm VP Management Corp. Registered Representative.

•

Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for any additional information related to redeeming shares.

•

A Fund generally will redeem shares in cash (by check) or electronic transfer. Redemptions of more than $500,000 of a Fund’s assets during any 90-day period by one shareowner will normally be paid in cash, but may be paid in whole or in part by a distribution in-kind of securities. A shareholder who receives securities in an in-kind distribution from a Fund will be subject to market risk while holding those securities and may incur income tax liability upon selling the securities received in the in-kind distribution. If a redemption is paid in-kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

•

Payment for shares redeemed will be mailed to the shareowner(s) address of record or electronically transferred to the shareowner’s predesignated bank account within seven days after the Fund receives a redemption request, in writing, by the internet, or by telephone, in proper form.

•

If you try to redeem shares paid for by check or electronic transfer soon after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected. The Fund will employ reasonable verification measures. A Fund will not delay paying redemption proceeds under this policy beyond a period that ends fifteen days after you purchased the shares that are being redeemed.

•

Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted as determined by the Securities and Exchange Commission, (c) there are emergency circumstances as determined by the Securities and Exchange Commission, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

•	Once the Manager has received your redemption request, you may not cancel or revoke it. We cannot accept a redemption request that specifies a particular date or price or any other conditions.

•

Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under “Signature Guarantee,” you may have the redemption proceeds sent to another payee or to an address other than the address of record.

•

In some circumstances, you may request expedited delivery or wire transfer of your redemption proceeds. A fee may be deducted from your redemption proceeds for this service. There currently is no charge for electronic transfers using the ACH method. Your bank may charge additional fees for electronic transfers you initiate.

•

You may change your address of record by calling 1-800-447-4930, by visiting your State Farm VP Management Corp. Registered Representative, or by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, MO 64121-9548. If you request an address change, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request unless the redemption request is in writing and accompanied by a signature guarantee for each registered owner.

•	For IRA withdrawals a shareholder should complete the Distribution Request Form which can be obtained by calling 1-800-447-4930 or by visiting our website at www.statefarm.com.

•

If you request, redemption proceeds will be sent electronically to your predesignated bank account. The electronic transfer will be completed either through the ACH method or, under certain circumstances, the wire transfer method. With the ACH method the redemption proceeds will usually be deposited in your predesignated bank account within two to three business days after the processing of the redemption request. With the wire transfer method, the redemption proceeds will usually be deposited in your predesignated bank account on the next business day after the receipt of the redemption request. You can establish or change bank instructions on an existing account by mail or fax as long as the bank account and mutual fund account owner(s) are the same and a voided check is submitted. If the bank account owner and mutual fund account owner(s) are different mail a written request signed by each shareholder and at least one bank account owner, with all signatures witnessed by a notary public, along with a voided check to:

State Farm Mutual Funds,

P.O. Box 219548,

Kansas City, MO 64121-9548.

You may also establish bank instructions via www.statefarm.com. If bank instructions are added via www.statefarm.com, you may not redeem to this account for 15 calendar days. Further documentation may be required for corporations, partnerships, trusts and other entities.

•	Redemptions may be restricted in the event of bankruptcy proceedings or other legal proceedings involving the shareowner.

Account Closure and Account Fee

The following policies apply to any shareowner who meets the below conditions:

•

If the balance in any of your accounts (other than a Traditional IRA, Roth IRA, Coverdell Education Savings Account, Archer Medical Savings Account, SEP IRA, SIMPLE IRA, Tax Sheltered Accounts under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) falls below $250 at the close of business on the second business day of November, the Fund may redeem the shares in such account (with such redemption to occur on the same business day in November), send the proceeds to you at your address of record and close your account. This does not apply to accounts that as of the second business day of November have been open for less than 12 months. Accounts closed under this policy may be reopened with an initial investment of $1,000 per Fund. The Manager may waive redemption and closure of an account under this policy, in its discretion.

•

Because servicing smaller accounts is very expensive, if the balance in any of your accounts falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), through redemptions or any other reason, each of your accounts (other than SEP IRAs, SIMPLE IRAs, Archer Medical Savings Accounts, Tax Sheltered Accounts under §403(b)(7) of the Internal Revenue Code or accounts held under other employer-sponsored qualified retirement plans) with a balance below $5,000 will be charged an account fee of $10.00 for the quarter. We will deduct the account fee from the account on the second business day of the last month of the calendar quarter by redeeming shares from your account. Please note that you may incur tax liability as a result of the redemption. The account fee will not apply to accounts that as of the second business day of the last month of the calendar quarter were open for less than 12 months. The account fee does not apply to your account if on the second business day of the last month of the calendar quarter the value of your account and the value of all other accounts,

•	identified with the same primary taxpayer identification number, and/or

•	identified with the same primary address as your account,

have an aggregate market value equal to at least $25,000.

The Manager may waive this fee, in its discretion and, if not waived, the fee will be retained by the Manager.

Signature Guarantee

A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

The signature guarantee is required:

•

on the written request for redemption that exceeds $100,000, which clearly identifies the exact name in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed

•

on a separate “stock power,” an instrument of assignment which should specify the total number of shares to be exchanged or redeemed (this stock power may be obtained from most banks and stock brokers)

•	if you request that a redemption check be made payable to anyone other than the shareholder of record, that request must be signed and accompanied by a signature guarantee of the registered owner

•

if you request to transfer Fund shares from an existing account to another account which does not have identical owners (i.e., transferring shares from an account owned by John & Mary Doe to an account owned by Mary Doe), that request must be signed and accompanied by a signature guarantee of each registered owner of the account from which shares are being transferred

•	if you request that a redemption check be mailed to an address other than the address of record, that request must be signed and accompanied by a signature guarantee of the registered owner

The Funds will waive the requirement for a signature guarantee if:

•

you are requesting to transfer assets held in a State Farm Traditional IRA, Roth IRA, or Coverdell Education Savings Account to another custodian that is a member of the National Securities Clearing Corporation (“NSCC”) and subscribes to NSCC’s transfer of retirement asset service

•	your State Farm VP Management Corp. Registered Representative certifies that your signature is genuine

•

you request to redeem shares in your account and reinvest the proceeds into a product sold by State Farm VP Management Corp. or into a product sponsored by a company that controls, is controlled by or is under common control with State Farm VP Management Corp. For this exception to apply, the product into which you are reinvesting redemption proceeds must have an account registration identical to the registration of your Fund account.

Excessive Trading/Market Timing

The Manager believes that the Funds are appropriate for a long term investment by a shareholder who can accommodate short-term price volatility. The Funds may also be appropriate as a diversifier of other investments. The Funds are not an appropriate investment for short-term investors who desire to trade the Funds frequently in anticipation of, or reaction to, short term market price movement.

An investment strategy some investors follow is commonly referred to as market timing. The Trust defines market timing as transacting into or between mutual funds on a frequent, short term basis, in anticipation of short term movements of share prices within those mutual funds. This is not an investment strategy supported by the Trust. The Trust does not accommodate shareholders who want to engage in market timing. The Trust attempts to identify and discourage market timing. Do not invest with the Trust if you desire to follow a market timing strategy.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be more susceptible to a time zone arbitrage strategy in which an investor seeks to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market, but prior to the pricing of the Fund’s shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to engaging in a time zone arbitrage strategy).

The Trust attempts to identify and discourage market timing because of the possible risks frequent purchases and redemptions present to shareholders and the portfolio management of the Funds. Market timing risks include the dilution in value of Fund shares held by the Fund’s other shareholders; interference with the efficient management of the Fund’s portfolio; and increased administrative costs for all Fund shareholders. The Board of Trustees for the Trust has adopted the following policies and procedures to discourage market timing:

•	Each Fund reserves the right to reject any purchase request, including exchanges from other Funds. A purchase request could be rejected due to its timing, amount or history of trading.

•

All Funds except the Money Market Fund restrict certain purchases that follow share redemptions. For further details, see the “Purchase Blocking Policy” section of “How to Buy Shares” in this prospectus.

There is no guarantee that the Funds will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. We apply our market timing policies and procedures, including any and all restrictions, to all investors without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, investors bear the risk that frequent exchange or transfer activity may occur, resulting in dilution of the value of Fund shares, interference with efficient management of the Funds’ portfolios, and increases in brokerage and administrative costs to the Funds.

Certain shares of the Trust are held in omnibus accounts. When held in omnibus accounts, Trust shares are held in the name of an intermediary, such as a qualified retirement plan, on behalf of multiple beneficial owners, such as plan participants. With respect to Trust shares held in some omnibus accounts, the Trust is not able to identify trading by particular beneficial owners, which makes it difficult or impossible for the Trust to determine if a particular beneficial owner is engaged in frequent trading. The techniques used by the Trust and its intermediaries are not anticipated to identify all frequent trading by beneficial owners of Trust shares held in omnibus accounts. Therefore, the Trust’s market timing restrictions will not apply to all shares held in omnibus accounts.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures regarding the disclosure of the each Fund’s portfolio securities is available in the SAI.

Arbitration Agreement

Your account application may include an arbitration agreement. If so, the following is the terms of that agreement.

This agreement contains a pre-dispute arbitration clause. By signing an arbitration agreement the parties agree as follows:

1.	All parties to this agreement are giving up the right to sue each other in court, including the right to a trial by jury, except as provided by the rules of the arbitration forum in which a claim is filed.

2.	Arbitration awards are generally final and binding; a party’s ability to have a court reverse or modify an arbitration award is very limited.

3.	The ability of the parties to obtain documents, witness statements, and other discovery is generally more limited in arbitration than in court proceedings.

4.	The arbitrators do not have to explain the reason(s) for their award.

5.	The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

6.	The rules of some arbitration forums may impose time limits for bringing a claim in arbitration. In some cases, a claim that is ineligible for arbitration may be brought in court.

7.	The rules of the arbitration forum in which the claim is filed, and any amendments thereto, shall be incorporated in this agreement.

Arbitration Agreement: I agree to arbitrate any dispute, claim or controversy that may arise between me and State Farm VP Management Corp., its parents and affiliates, and their officers, directors, employees, agents, independent contractor agents and independent contractor agents’ employees relating to this account or in any way arising from my relationship with State Farm VP Management Corp. Such arbitration will be conducted before and according to the arbitration rules of the Financial Industry Regulatory Authority (“FINRA”) or its successor. Any arbitration award shall be final and binding and judgment on it may be entered in any court having jurisdiction.

No person shall bring a putative or certified class action arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until (i) the class certification is denied; or (ii) the class is decertified; or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under the agreement except to the extent stated herein.

SHARED DELIVERY

Shared Delivery of Prospectus and Fund Reports.    The rules governing mutual funds require each of the Funds semiannually to furnish to its shareowners a report containing that Fund’s financial statements and the Funds generally send each new prospectus to all shareowners. The Funds also send proxy statements to shareowners whenever there is a shareowners’ meeting. Except in the case of certain employer-sponsored retirement plans, each Fund intends to send one copy of each report, prospectus and proxy statement to an address shared by more than one shareowner (commonly referred to as “householding” delivery). By signing the Account Application, you consent to the “householded” delivery of the reports, prospectuses and proxy statements unless and until you revoke your consent by notifying the Fund as set forth below.

Revocation of Shared Delivery.    If you want to receive an individual copy (rather than a shared or “householded” copy) of a Fund’s report, prospectus or proxy statement contact the Manager to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548 or by telephone at 1-800-447-4930. You may revoke your consent at any time. The Fund will commence sending individual copies within 30 days after it receives notice that you have revoked your consent.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

The Equity Fund, Equity Index Funds, Small/Mid Cap Equity Fund, Equity and Bond Fund, International Equity Fund and the LifePath Funds declare and pay dividends and capital gain distributions, if any, at least annually.

The Bond Fund, the Money Market Fund, and the Tax Advantaged Bond Fund declare dividends daily and pay dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

If the Manager has not received payment for your purchase of shares of the Bond Fund, the Money Market Fund or the Tax Advantaged Bond Fund, you will not be credited with any declared daily dividend until the day on which the Manager receives the payment. The Manager receives payment for your purchase of shares upon receipt of your check or ACH authorization. If you purchased the Fund shares at the office of a State Farm VP Management Corp. Registered Representative, it may take several days for the Manager to receive your check or your ACH authorization.

All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you previously have elected to receive dividends and distributions in cash.

Dividends and distributions from any Fund may be automatically invested in an existing, identically registered account in any other Fund of the same share class at NAV. This service is only available for non-retirement accounts. You may elect this option on your account application or by contacting your State Farm VP Management Corp. Registered Representative.

Taxes on Distributions.    Distributions from each Fund, other than the Tax Advantaged Bond Fund, are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

The dividends from the Tax Advantaged Bond Fund will largely be exempt from regular federal income tax, because the Tax Advantaged Bond Fund invests primarily in municipal bonds. A portion of the Tax Advantaged Bond Fund’s dividends may be subject to the federal alternative minimum tax (AMT). Tax Advantaged Bond Fund dividends may be subject to state and local taxes. Tax Advantaged Bond Fund will provide you annually with the state-by-state sources of its income.

For federal tax purposes, a Fund’s income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains, no matter how long you have held your Fund shares.

Dividends declared in October, November, or December that are paid to you by the end of the following January are taxable to you as if they were received in the year they are declared.

If you are an individual and you meet certain holding period requirements with respect to your Fund shares, “qualified dividend income” distributed to you by a Fund may also be eligible for taxation at long-term capital gain rates.

Every January, the Funds will send you and the Internal Revenue Service (“IRS”) a statement called Form 1099 showing the sources and amounts of taxable distributions you received in the previous calendar year.

Foreign Taxes.    A Fund may receive income from sources in foreign countries, and that income may be subject to foreign taxes at its source. If your Fund pays non-refundable taxes to foreign governments during the year, those taxes will reduce that Fund’s dividend. You may be able to claim a credit or deduction on your tax return for your share of foreign taxes paid by a Fund for a particular year if more than 50% of its total assets consists of stock or securities in foreign corporations and the Fund makes a special tax election for such year whereby each of its shareholders includes in his gross income and treats as paid by him his proportionate share of such foreign taxes. It is expected that only International Equity Fund and International Index Fund may qualify for this election. If a Fund makes this election, we will send you detailed information about the foreign tax credit or deduction for that year.

Taxes on Transactions.    A redemption is a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost basis depending upon the NAV at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss is computed on the difference between the amount you receive in exchange for the shares redeemed and their basis.

An exchange of any Fund’s shares for shares of another Fund will be treated as a sale of the Fund’s shares at their fair market value and any gain on the transaction may be subject to federal income tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. Also in January, the Funds will send you and the IRS a statement called Form 1099 showing the sources and gross proceeds of any taxable sales or exchanges from the previous year. This will help you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

For shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the fund’s default method, Average Cost, will be used. Also, shares acquired prior to January 1, 2012 will generally be depleted before those acquired after January 1, 2012.

Taxes for Tax-Qualified Accounts.    Participants who own Fund shares in tax-qualified accounts will not be subject to federal income taxes on either dividends or capital gain distributions paid by the Funds to the accounts when reinvested. Instead, participants who own Fund shares in tax-qualified accounts may be taxed when they take distributions from their accounts. Depending on the type of tax-qualified account, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own situation.

The above discussion reflects only legislation that is currently in effect. In addition, there have been proposals for other changes in federal tax law. It is possible that future federal tax legislation could be enacted that will have an adverse impact on the Funds or shareholders.

This prospectus provides general tax information only. It is not intended as tax advice applicable to your own personal situation. You should consult your own tax advisor for information about a Fund’s tax consequences that is specific to you.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The 2011, 2012, 2013 and 2014 information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the December 31, 2014 annual report. The annual report may be obtained from the Funds upon request without charge. The information for the period 2010 was audited by another independent registered public accounting firm whose report dated February 28, 2011 expressed an unqualified opinion on those financial highlights.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST EQUITY FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.62	$6.53	$5.69	$5.78	$5.14

Income from Investment Operations

Net investment income (loss)(a)	$0.05	$0.04	$0.07	$0.04	$0.02

Net gain (loss) on investments (both realized and unrealized)	$1.25	$2.09	$0.84	$(0.09)	$0.64

Total from investment operations	$1.30	$2.13	$0.91	$(0.05)	$0.66

Less Distributions

Net investment income	$(0.06)	$(0.04)	$(0.07)	$(0.04)	$(0.02)

Net realized gain	$(0.13)	—	—	—	—

Total distributions	$(0.19)	$(0.04)	$(0.07)	$(0.04)	$(0.02)

Net asset value, end of period	$9.73	$8.62	$6.53	$5.69	$5.78

Total Return(b)	14.95%	32.63%	15.93%	(0.79%)	12.89%

Ratios/Supplemental Data

Net assets, end of period (millions)	$116.4	$83.3	$52.4	$38.0	$32.1

Average Net Asset ratios assuming expense limitations

Expenses	1.16%	1.17%	1.18%	1.18%	1.20%

Net investment income (loss)	0.52%	0.48%	1.06%	0.71%	0.40%

Average Net Asset ratios absent expense limitations

Expenses	1.16%	1.17%	1.18%	1.18%	1.20%

Net investment income (loss)	0.52%	0.48%	1.06%	0.71%	0.40%

Portfolio turnover rate	51%	69%	56%	43%	54%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.59	$6.53	$5.68	$5.77	$5.15

Income from Investment Operations

Net investment income (loss)(a)(b)	$(0.02)	$(0.02)	$0.02	—	$(0.02)

Net gain (loss) on investments (both realized and unrealized)	$1.24	$2.08	$0.85	$(0.09)	$(0.64)

Total from investment operations	$1.22	$2.06	$0.87	$(0.09)	$0.62

Less Distributions

Net investment income(c)	—	—	$(0.02)	—	—

Net realized gain	$(0.13)	—	—	—	—

Total distributions	$(0.13)	—	$(0.02)	—	—

Net asset value, end of period	$9.68	$8.59	$6.53	$5.68	$5.77

Total Return(d)	14.13%	31.55%	15.35%	(1.53%)	12.04%

Ratios/Supplemental Data

Net assets, end of period (millions)	$3.2	$2.8	$5.1	$4.3	$4.2

Average Net Asset ratios assuming expense limitations

Expenses	1.86%	1.86%	1.88%	1.88%	1.90%

Net investment income (loss)(e)	(0.17%)	(0.21%)	0.34%	0.00%	(0.30%)

Average Net Asset ratios absent expense limitations

Expenses	1.86%	1.86%	1.88%	1.88%	1.90%

Net investment income (loss)(e)	(0.17%)	(0.21%)	0.34%	0.00%	(0.30%)

Portfolio turnover rate	51%	69%	56%	43%	54%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income for Class B shares represents less than $0.01 per share in 2011.
(c)	Net investment income distribution represents less than $0.01 per share for Class B in 2011.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(e)	Net investment income represents less than 0.005% per share for Class B for 2011.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.96	$6.79	$5.90	$5.99	$5.32

Income from Investment Operations

Net investment income (loss)(a)	$0.05	$0.04	$0.07	$0.04	$0.02

Net gain (loss) on investments (both realized and unrealized)	$1.29	$2.17	$0.88	$(0.09)	$0.67

Total from investment operations	$1.34	$2.21	$0.95	$(0.05)	$0.69

Less Distributions

Net investment income	$(0.05)	$(0.04)	$(0.06)	$(0.04)	$(0.02)

Net realized gain	$(0.13)	—	—	—	—

Total distributions	$(0.18)	$(0.04)	$(0.06)	$(0.04)	$(0.02)

Net asset value, end of period	$10.12	$8.96	$6.79	$5.90	$5.99

Total Return(b)	14.88%	32.50%	16.14%	(0.82%)	12.94%

Ratios/Supplemental Data

Net assets, end of period (millions)	$114.5	$102.1	$79.1	$69.4	$69.8

Average Net Asset ratios assuming expense limitations

Expenses	1.16%	1.17%	1.18%	1.18%	1.20%

Net investment income (loss)	0.53%	0.47%	1.03%	0.70%	0.39%

Average Net Asset ratios absent expense limitations

Expenses	1.16%	1.17%	1.18%	1.18%	1.20%

Net investment income (loss)	0.53%	0.47%	1.03%	0.70%	0.39%

Portfolio turnover rate	51%	69%	56%	43%	54%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.93	$6.77	$5.88	$5.96	$5.30

Income from Investment Operations

Net investment income (loss)(a)(b)	$0.01	$0.01	$0.04	$0.02	—

Net gain (loss) on investments (both realized and unrealized)	$1.29	$2.15	$0.88	$(0.10)	$0.66

Total from investment operations	$1.30	$2.16	$0.92	$(0.08)	$0.66

Less Distributions

Net investment income(c)	—	—	$(0.03)	—	—

Net realized gain	$(0.13)	—	—	—	—

Total distributions	$(0.13)	—	$(0.03)	—	—

Net asset value, end of period	$10.10	$8.93	$6.77	$5.88	$5.96

Total Return(d)	14.53%	31.91%	15.62%	(1.29%)	12.45%

Ratios/Supplemental Data

Net assets, end of period (millions)	$8.9	$10.0	$9.9	$11.7	$18.4

Average Net Asset ratios assuming expense limitations

Expenses	1.56%	1.57%	1.58%	1.58%	1.60%

Net investment income (loss)	0.14%	0.07%	0.60%	0.27%	(0.01)%

Average Net Asset ratios absent expense limitations

Expenses	1.56%	1.57%	1.58%	1.58%	1.60%

Net investment income (loss)	0.14%	0.07%	0.60%	0.27%	(0.01)%

Portfolio turnover rate	51%	69%	56%	43%	54%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Legacy Class B shares in 2010.
(c)	Net investment income distribution represents less than $0.01 per share for Legacy Class B shares in 2011 and 2014.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.71	$10.49	$8.99	$9.24	$7.55

Income from Investment Operations

Net investment income (loss)(a)	$(0.03)	$(0.05)	$0.05	$(0.02)	$(0.02)

Net gain (loss) on investments (both realized and unrealized)	$0.57	$3.62	$1.45	$(0.23)	$1.71

Total from investment operations	$0.54	$3.57	$1.50	$(0.25)	$1.69

Less Distributions

Net investment income	—	$(0.03)	—	—	—

Net realized gain	$(1.44)	$(1.32)	—	—	—

Total distributions	$(1.44)	$(1.35)	—	—	—

Net asset value, end of period	$11.81	$12.71	$10.49	$8.99	$9.24

Total Return(b)	4.13%	34.04%	16.69%	(2.71%)	22.38%

Ratios/Supplemental Data

Net assets, end of period (millions)	$90.7	$80.2	$50.40	$39.3	$36.0

Average Net Asset ratios assuming expense limitations

Expenses	1.40%	1.40%	1.40%	1.40%	1.40%

Net investment income (loss)	(0.26%)	(0.41%)	0.55%	(0.23%)	(0.19%)

Average Net Asset ratios absent expense limitations

Expenses	1.40%	1.40%	1.42%	1.43%	1.47%

Net investment income (loss)	(0.26%)	(0.41%)	0.53%	(0.26%)	(0.26%)

Portfolio turnover rate	102%	116%	91%	86%	107%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.04	$10.02	$8.65	$8.95	$7.35

Income from Investment Operations

Net investment income (loss)(a)	$(0.10)	$(0.11)	$(0.02)	$(0.08)	$(0.06)

Net gain (loss) on investments (both realized and unrealized)	$0.54	$3.45	$1.39	$(0.22)	$1.66

Total from investment operations	$0.44	$3.34	$1.37	$(0.30)	$1.60

Less Distributions

Net investment income	—	—	—	—	—

Net realized gain	$(1.44)	$(1.32)	—	—	—

Total distributions	$(1.44)	$(1.32)	—	—	—

Net asset value, end of period	$11.04	$12.04	$10.02	$8.65	$8.95

Total Return(b)	3.54%	33.33%	15.84%	(3.35%)	21.77%

Ratios/Supplemental Data

Net assets, end of period (millions)	$12.8	$13.6	$10.9	$9.4	$9.4

Average Net Asset ratios assuming expense limitations

Expenses(c)	1.98%	1.90%	2.10%	2.10%	2.00%

Net investment income (loss)	(0.84%)	(0.91%)	(0.18%)	(0.94%)	(0.80%)

Average Net Asset ratios absent expense limitations

Expenses	1.98%	1.90%	2.12%	2.13%	2.07%

Net investment income (loss)	(0.84%)	(0.91%)	(0.20%)	(0.97%)	(0.87%)

Portfolio turnover rate	102%	116%	91%	86%	107%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(c)	The expense ratios include the effect of the expense reduction changes for Class B shares described in Note 7 under Expense Reduction Agreements in the 2014 Annual Report to Shareholders.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.46	$10.31	$8.83	$9.07	$7.41

Income from Investment Operations

Net investment income (loss)(a)	$(0.03)	$(0.05)	$0.05	$(0.02)	$(0.02)

Net gain (loss) on investments (both realized and unrealized)	$0.56	$3.55	$1.43	$(0.22)	$1.68

Total from investment operations	$0.53	$3.50	$1.48	$(0.24)	$1.66

Less Distributions

Net investment income	—	$(0.03)	—	—	—

Net realized gain	$(1.44)	$(1.32)	—	—	—

Total distributions	$(1.44)	$(1.35)	—	—	—

Net asset value, end of period	$11.55	$12.46	$10.31	$8.83	$9.07

Total Return(b)	4.13%	33.92%	16.76%	(2.65%)	22.40%

Ratios/Supplemental Data

Net assets, end of period (millions)	$98.1	$98.1	$75.7	$65.9	$67.2

Average Net Asset ratios assuming expense limitations

Expenses	1.39%	1.40%	1.40%	1.40%	1.40%

Net investment income (loss)	(0.26%)	(0.42%)	0.52%	(0.24%)	(0.20%)

Average Net Asset ratios absent expense limitations

Expenses	1.39%	1.40%	1.42%	1.43%	1.47%

Net investment income (loss)	(0.26%)	(0.42%)	0.50%	(0.27%)	(0.27%)

Portfolio turnover rate	102%	116%	91%	86%	107%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.69	$9.75	$8.39	$8.65	$7.10

Income from Investment Operations

Net investment income (loss)(a)	$(0.08)	$(0.09)	$0.01	$(0.06)	$(0.05)

Net gain (loss) on investments (both realized and unrealized)	$0.53	$3.35	$1.35	$(0.20)	$1.60

Total from investment operations	$0.45	$3.26	$1.36	$(0.26)	$1.55

Less Distributions

Net investment income	—	—	—	—	—

Net realized gain	$(1.44)	$(1.32)	—	—	—

Total distributions	$(1.44)	$(1.32)	—	—	—

Net asset value, end of period	$10.70	$11.69	$9.75	$8.39	$8.65

Total Return(b)	3.73%	33.42%	16.21%	(3.01%)	21.83%

Ratios/Supplemental Data

Net assets, end of period (millions)	$12.0	$14.2	$12.8	$13.4	$17.8

Average Net Asset ratios assuming expense limitations

Expenses	1.79%	1.80%	1.80%	1.80%	1.80%

Net investment income (loss)	(0.66%)	(0.82%)	0.07%	(0.66%)	(0.62%)

Average Net Asset ratios absent expense limitations

Expenses	1.79%	1.80%	1.82%	1.83%	1.87%

Net investment income (loss)	(0.66%)	(0.82%)	0.05%	(0.69%)	(0.69%)

Portfolio turnover rate	102%	116%	91%	86%	107%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.42	$9.82	$8.28	$9.77	$8.87

Income from Investment Operations

Net investment income (loss)(a)	$0.03	$0.06	$0.09	$0.07	$0.05

Net gain (loss) on investments (both realized and unrealized)	$(0.75)	$1.66	$1.45	$(1.43)	$0.99

Total from investment operations	$(0.72)	$1.72	$1.54	$(1.36)	$1.04

Less Distributions

Net investment income	$(0.07)	$(0.12)	—	$(0.13)	$(0.14)

Net realized gain	—	—	—	—	—

Total distributions	$(0.07)	$(0.12)	—	$(0.13)	$(0.14)

Net asset value, end of period	$10.63	$11.42	$9.82	$8.28	$9.77

Total Return(b)	(6.29%)	17.53%	18.60%	(13.89%)	11.75%

Ratios/Supplemental Data

Net assets, end of period (millions)	$41.3	$41.0	$30.0	$23.3	$24.9

Average Net Asset ratios assuming expense limitations

Expenses	1.50%	1.50%	1.50%	1.50%	1.50%

Net investment income (loss)	0.24%	0.56%	0.99%	0.77%	0.55%

Average Net Asset ratios absent expense limitations

Expenses	1.54%	1.53%	1.55%	1.63%	1.68%

Net investment income (loss)	0.20%	0.53%	0.94%	0.64%	0.37%

Portfolio turnover rate	96%	77%	47%	57%	66%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.27	$9.69	$8.23	$9.70	$8.81

Income from Investment Operations

Net investment income (loss)(a)(b)	$(0.04)	$0.02	$0.03	$0.01	—

Net gain (loss) on investments (both realized and unrealized)	$(0.75)	$1.64	$1.43	$(1.41)	$0.98

Total from investment operations	$(0.79)	$1.66	$1.46	$(1.40)	$0.98

Less Distributions

Net investment income(c)	—	$(0.08)	—	$(0.07)	$(0.09)

Net realized gain	—	—	—	—	—

Total distributions	—	$(0.08)	—	$(0.07)	$(0.09)

Net asset value, end of period	$10.48	$11.27	$9.69	$8.23	$9.70

Total Return(d)	(6.97%)	17.16%	17.74%	(14.45%)	11.09%

Ratios/Supplemental Data

Net assets, end of period (millions)	$9.9	$10.8	$9.2	$7.8	$9.1

Average Net Asset ratios assuming expense limitations

Expenses(e)	2.11%	1.85%	2.20%	2.20%	2.10%

Net investment income (loss)	(0.35%)	0.24%	0.30%	0.07%	(0.04%)

Average Net Asset ratios absent expense limitations

Expenses	2.15%	1.88%	2.25%	2.33%	2.27%

Net investment income (loss)	(0.39%)	0.21%	0.25%	(0.06%)	(0.21%)

Portfolio turnover rate	96%	77%	47%	57%	66%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Class B shares in 2010.
(c)	Net investment income distribution represents less than $0.01 per share for Class B shares in 2014.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(e)	The expense ratios include the effect of an expense reduction change for Class B shares.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.53	$9.91	$8.35	$9.85	$8.94

Income from Investment Operations

Net investment income (loss)(a)	$0.03	$0.06	$0.09	$0.07	$0.05

Net gain (loss) on investments (both realized and unrealized)	$(0.77)	$1.68	$1.47	$(1.44)	$1.00

Total from investment operations	$(0.74)	$1.74	$1.56	$(1.37)	$1.05

Less Distributions

Net investment income	$(0.07)	$(0.12)	—	$(0.13)	$(0.14)

Net realized gain	—	—	—	—	—

Total distributions	$(0.07)	$(0.12)	—	$(0.13)	$(0.14)

Net asset value, end of period	$10.72	$11.53	$9.91	$8.35	$9.85

Total Return(b)	(6.43%)	17.53%	18.68%	(13.89%)	11.72%

Ratios/Supplemental Data

Net assets, end of period (millions)	$46.9	$51.2	$44.5	$38.6	$45.5

Average Net Asset ratios assuming expense limitations

Expenses	1.50%	1.50%	1.50%	1.50%	1.50%

Net investment income (loss)	0.26%	0.59%	1.00%	0.77%	0.57%

Average Net Asset ratios absent expense limitations

Expenses	1.54%	1.53%	1.55%	1.63%	1.67%

Net investment income (loss)	0.22%	0.56%	0.95%	0.64%	0.40%

Portfolio turnover rate	96%	77%	47%	57%	66%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.38	$9.79	$8.29	$9.76	$8.86

Income from Investment Operations

Net investment income (loss)(a)	$(0.02)	$0.02	$0.05	$0.04	$0.02

Net gain (loss) on investments (both realized and unrealized)	$(0.75)	$1.64	$1.45	$(1.42)	$0.98

Total from investment operations	$(0.77)	$1.66	$1.50	$(1.38)	$1.00

Less Distributions

Net investment income	$(0.02)	$(0.07)	—	$(0.09)	$(0.10)

Net realized gain	—	—	—	—	—

Total distributions	$(0.02)	$(0.07)	—	$(0.09)	$(0.10)

Net asset value, end of period	$10.59	$11.38	$9.79	$8.29	$9.76

Total Return(b)	(6.73%)	16.99%	18.09%	(14.14%)	11.27%

Ratios/Supplemental Data

Net assets, end of period (millions)	$10.1	$11.5	$10.7	$10.1	$13.3

Average Net Asset ratios assuming expense limitations

Expenses	1.90%	1.90%	1.90%	1.90%	1.90%

Net investment income (loss)	(0.14%)	0.20%	0.61%	0.38%	0.18%

Average Net Asset ratios absent expense limitations

Expenses	1.94%	1.93%	1.95%	2.03%	2.07%

Net investment income (loss)	(0.18%)	0.17%	0.56%	0.25%	0.01%

Portfolio turnover rate	96%	77%	47%	57%	66%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.91	$10.72	$9.45	$9.45	$8.37

Income from Investment Operations

Net investment income(a)(b)	$0.18	$0.16	$0.16	$0.13	$0.11

Net gain (loss) on investments (both realized and unrealized)(c)	$1.61	$3.20	$1.27	—	$1.08

Total from investment operations	$1.79	$3.36	$1.43	$0.13	$1.19

Less Distributions

Net investment income	$(0.18)	$(0.17)	$(0.16)	$(0.13)	$(0.11)

Net realized gain	—	—	—	—	—

Total distributions	$(0.18)	$(0.17)	$(0.16)	$(0.13)	$(0.11)

Net asset value, end of period	$15.52	$13.91	$10.72	$9.45	$9.45

Total Return(d)	12.84%	31.46%	15.02%	1.39%	14.27%

Ratios/Supplemental Data

Net assets, end of period (millions)	$382.7	$273.3	$154.6	$115.0	$98.5

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	0.74%	0.75%	0.76%	0.80%	0.79%

Net investment income(b)	1.25%	1.30%	1.54%	1.34%	1.29%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(b)	0.74%	0.75%	0.76%	0.81%	0.79%

Net investment income (loss)(b)	1.25%	1.30%	1.54%	1.33%	1.29%

Portfolio turnover rate(e)	2%	3%	2%	5%	9%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio through May 11, 2012.
(c)	Net gain (loss) on investments represents less than $0.01 per share for Class A, Class B and Legacy Class A in 2011.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(e)	The 2012 portfolio turnover rate reflects the period from May 12, 2012 to December 31, 2012 and excludes in-kind contribution of portfolio securities received on May 12, 2012. Prior to May 12, 2012, the S&P 500 Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2012 through May 11, 2012 was 5%.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.98	$10.76	$9.48	$9.48	$8.40

Income from Investment Operations

Net investment income(a)(b)	$0.08	$0.07	$0.09	$0.06	$0.05

Net gain (loss) on investments (both realized and unrealized)(c)	$1.60	$3.20	$1.27	—	$1.08

Total from investment operations	$1.68	$3.27	$1.36	$0.06	$1.13

Less Distributions

Net investment income	$(0.06)	$(0.05)	$(0.08)	$(0.06)	$(0.05)

Net realized gain	—	—	—	—	—

Total distributions	$(0.06)	$(0.05)	$(0.08)	$(0.06)	$(0.05)

Net asset value, end of period	$15.60	$13.98	$10.76	$9.48	$9.48

Total Return(d)	12.04%	30.41%	14.37%	0.67%	13.43%

Ratios/Supplemental Data

Net assets, end of period (millions)	$12.6	$13.0	$18.5	$15.8	$15.3

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.44%	1.44%	1.47%	1.50%	1.49%

Net investment income(b)	0.54%	0.59%	0.83%	0.64%	0.59%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(b)	1.44%	1.44%	1.47%	1.51%	1.49%

Net investment income (loss)(b)	0.54%	0.59%	0.83%	0.63%	0.59%

Portfolio turnover rate(e)	2%	3%	2%	5%	9%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio through May 11, 2012.
(c)	Net gain (loss) on investments represents less than $0.01 per share for Class A, Class B and Legacy Class A in 2011.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(e)	The 2012 portfolio turnover rate reflects the period from May 12, 2012 to December 31, 2012 and excludes in-kind contribution of portfolio securities received on May 12, 2012. Prior to May 12, 2012, the S&P 500 Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2012 through May 11, 2012 was 5%.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.98	$10.76	$9.48	$9.48	$8.40

Income from Investment Operations

Net investment income(a)(b)	$0.18	$0.16	$0.16	$0.13	$0.11

Net gain (loss) on investments (both realized and unrealized)(c)	$1.61	$3.22	$1.27	—	$1.08

Total from investment operations	$1.79	$3.38	$1.43	$0.13	$1.19

Less Distributions

Net investment income	$(0.17)	$(0.16)	$(0.15)	$(0.13)	$(0.11)

Net realized gain	—	—	—	—	—

Total distributions	$(0.17)	$(0.16)	$(0.15)	$(0.13)	$(0.11)

Net asset value, end of period	$15.60	$13.98	$10.76	$9.48	$9.48

Total Return(d)	12.79%	31.42%	15.13%	1.35%	14.17%

Ratios/Supplemental Data

Net assets, end of period (millions)	$446.6	$406.0	$315.1	$277.0	$275.7

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	0.74%	0.75%	0.77%	0.80%	0.79%

Net investment income(b)	1.25%	1.30%	1.53%	1.33%	1.28%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(b)	0.74%	0.75%	0.77%	0.81%	0.79%

Net investment income (loss)(b)	1.25%	1.30%	1.53%	1.32%	1.28%

Portfolio turnover rate(e)	2%	3%	2%	5%	9%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio through May 11, 2012.
(c)	Net gain (loss) on investments represents less than $0.01 per share for Class A, Class B and Legacy Class A in 2011.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(e)	The 2012 portfolio turnover rate reflects the period from May 12, 2012 to December 31, 2012 and excludes in-kind contribution of portfolio securities received on May 12, 2012. Prior to May 12, 2012, the S&P 500 Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2012 through May 11, 2012 was 5%.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.08	$10.82	$9.52	$9.51	$8.41

Income from Investment Operations

Net investment income(a)(b)	$0.12	$0.11	$0.11	$0.09	$0.08

Net gain (loss) on investments (both realized and unrealized)	$1.62	$3.24	$1.28	$(0.01)	$1.08

Total from investment operations	$1.74	$3.35	$1.39	$0.08	$1.16

Less Distributions

Net investment income	$(0.09)	$(0.09)	$(0.09)	$(0.07)	$(0.06)

Net realized gain	—	—	—	—	—

Total distributions	$(0.09)	$(0.09)	$(0.09)	$(0.07)	$(0.06)

Net asset value, end of period	$15.73	$14.08	$10.82	$9.52	$9.51

Total Return(c)	12.35%	30.97%	14.63%	0.87%	13.84%

Ratios/Supplemental Data

Net assets, end of period (millions)	$29.9	$37.0	$40.2	$52.2	$77.0

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.14%	1.14%	1.17%	1.20%	1.19%

Net investment income(b)	0.85%	0.91%	1.10%	0.91%	0.88%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(b)	1.14%	1.14%	1.17%	1.21%	1.19%

Net investment income (loss)(b)	0.85%	0.91%	1.10%	0.90%	0.88%

Portfolio turnover rate(d)	2%	3%	2%	5%	9%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio through May 11, 2012.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	The 2012 portfolio turnover rate reflects the period from May 12, 2012 to December 31, 2012 and excludes in-kind contribution of portfolio securities received on May 12, 2012. Prior to May 12, 2012, the S&P 500 Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2012 through May 11, 2012 was 5%.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.54	$12.65	$11.35	$12.09	$9.65

Income from Investment Operations

Net investment income (loss)(a)	$0.05	$0.03	$0.13	$0.03	$0.04

Net gain (loss) on investments (both realized and unrealized)	$0.61	$4.72	$1.59	$(0.63)	$2.44

Total from investment operations	$0.66	$4.75	$1.72	$(0.60)	$2.48

Less Distributions

Net investment income	$(0.05)	$(0.06)	$(0.11)	$(0.03)	$(0.04)

Net realized gain	$(0.92)	$(0.80)	$(0.31)	$(0.11)	—

Total distributions	$(0.97)	$(0.86)	$(0.42)	$(0.14)	$(0.04)

Net asset value, end of period	$16.23	$16.54	$12.65	$11.35	$12.09

Total Return(b)	3.99%	37.57%	15.22%	(4.97%)	25.66%

Ratios/Supplemental Data

Net assets, end of period (millions)	$105.3	$87.0	$51.5	$41.8	$39.6

Average Net Asset ratios assuming expense limitations

Expenses(c)	0.93%	0.94%	0.95%	0.95%	0.95%

Net investment income (loss)	0.31%	0.23%	1.05%	0.28%	0.41%

Average Net Asset ratios absent expense limitations

Expenses	0.94%	0.96%	0.98%	0.98%	1.01%

Net investment income (loss)	0.30%	0.21%	1.02%	0.25%	0.35%

Portfolio turnover rate	16%	14%	14%	14%	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(c)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements in the 2014 Annual Report to Shareholders.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.25	$12.46	$11.18	$11.98	$9.60

Income from Investment Operations

Net investment income (loss)(a)	$(0.04)	$(0.05)	$0.04	$(0.05)	$(0.03)

Net gain (loss) on investments (both realized and unrealized)	$0.59	$4.64	$1.57	$(0.64)	$2.41

Total from investment operations	$0.55	$4.59	$1.61	$(0.69)	$2.38

Less Distributions

Net investment income	—	—	$(0.02)	—	—

Net realized gain	$(0.92)	$(0.80)	$(0.31)	$(0.11)	—

Total distributions	$(0.92)	$(0.80)	$(0.33)	$(0.11)	—

Net asset value, end of period	$15.88	$16.25	$12.46	$11.18	$11.98

Total Return(b)	3.36%	36.84%	14.48%	(5.73%)	24.79%

Ratios/Supplemental Data

Net assets, end of period (millions)	$14.0	$14.4	$10.7	$9.6	$10.1

Average Net Asset ratios assuming expense limitations

Expenses(c)	1.50%	1.49%	1.65%	1.65%	1.65%

Net investment income (loss)	(0.25%)	(0.33%)	0.33%	(0.43%)	(0.31%)

Average Net Asset ratios absent expense limitations

Expenses	1.50%	1.51%	1.68%	1.68%	1.71%

Net investment income (loss)	(0.25%)	(0.35%)	0.30%	(0.46%)	(0.37%)

Portfolio turnover rate	16%	14%	14%	14%	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(c)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements in the 2014 Annual Report to Shareholders.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.39	$12.53	$11.24	$11.98	$9.56

Income from Investment Operations

Net investment income (loss)(a)	$0.05	$0.03	$0.13	$0.03	$0.04

Net gain (loss) on investments (both realized and unrealized)	$0.61	$4.68	$1.57	$(0.64)	$2.41

Total from investment operations	$0.66	$4.71	$1.70	$(0.61)	$2.45

Less Distributions

Net investment income	$(0.05)	$(0.05)	$(0.10)	$(0.02)	$(0.03)

Net realized gain	$(0.92)	$(0.80)	$(0.31)	$(0.11)	—

Total distributions	$(0.97)	$(0.85)	$(0.41)	$(0.13)	$(0.03)

Net asset value, end of period	$16.08	$16.39	$12.53	$11.24	$11.98

Total Return(b)	3.99%	37.63%	15.26%	(5.04%)	25.65%

Ratios/Supplemental Data

Net assets, end of period (millions)	$199.7	$200.6	$150.6	$134.7	$143.8

Average Net Asset ratios assuming expense limitations

Expenses(c)	0.93%	0.94%	0.95%	0.95%	0.95%

Net investment income (loss)	0.31%	0.21%	1.02%	0.27%	0.39%

Average Net Asset ratios absent expense limitations

Expenses	0.94%	0.96%	0.98%	0.98%	1.01%

Net investment income (loss)	0.30%	0.19%	0.99%	0.24%	0.33%

Portfolio turnover rate	16%	14%	14%	14%	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(c)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements in the 2014 Annual Report to Shareholders.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.08	$12.31	$11.05	$11.80	$9.42

Income from Investment Operations

Net investment income (loss)(a)(b)	$(0.01)	$(0.03)	$0.07	$(0.02)	—

Net gain (loss) on investments (both realized and unrealized)	$0.58	$4.60	$1.55	$(0.62)	$2.38

Total from investment operations	$0.57	$4.57	$1.62	$(0.64)	$2.38

Less distributions

Net investment income	—	—	$(0.05)	—	—

Net realized gain	$(0.92)	$(0.80)	$(0.31)	$(0.11)	—

Total distributions	$(0.92)	$(0.80)	$(0.36)	$(0.11)	—

Net asset value, end of period	$15.73	$16.08	$12.31	$11.05	$11.80

Total return(c)	3.52%	37.14%	14.72%	(5.39%)	25.27%

Ratios/Supplemental data

Net assets, end of period (millions)	$28.6	$32.9	$29.3	$32.5	$44.1

Average Net Asset ratios assuming expense limitations

Expenses(d)	1.33%	1.34%	1.35%	1.35%	1.35%

Net investment income (loss)	(0.08%)	(0.19%)	0.58%	(0.15%)	(0.03%)

Average Net Asset ratios absent expense limitations

Expenses	1.34%	1.36%	1.38%	1.38%	1.41%

Net investment income (loss)	(0.09%)	(0.21%)	0.55%	(0.18%)	(0.09%)

Portfolio turnover rate	16%	14%	14%	14%	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income for Legacy Class B shares represent less than $0.01 per share in 2010.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements in the 2014 Annual Report to Shareholders.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.49	$10.55	$9.19	$10.84	$10.33

Income from Investment Operations

Net investment income(a)	$0.30	$0.21	$0.22	$0.22	$0.16

Net gain (loss) on investments (both realized and unrealized)	$(1.10)	$1.95	$1.38	$(1.62)	$0.52

Total from investment operations	$(0.80)	$2.16	$1.60	$(1.40)	$0.68

Less Distributions

Net investment income	$(0.29)	$(0.22)	$(0.24)	$(0.25)	$(0.17)

Net realized gain	—	—	—	—	—

Total distributions	$(0.29)	$(0.22)	$(0.24)	$(0.25)	$(0.17)

Net asset value, end of period	$11.40	$12.49	$10.55	$9.19	$10.84

Total Return(b)	(6.33%)	20.44%	17.41%	(12.94%)	6.59%

Ratios/Supplemental Data

Net assets, end of period (millions)	$77.1	$68.7	$47.8	$38.7	$42.5

Average Net Asset ratios assuming expense limitations

Expenses(c)	1.18%	1.19%	1.20%	1.20%	1.20%

Net investment income	2.44%	1.81%	2.23%	2.17%	1.62%

Average Net Asset ratios absent expense limitations

Expenses	1.21%	1.23%	1.26%	1.23%	1.23%

Net investment income (loss)	2.41%	1.77%	2.17%	2.14%	1.59%

Portfolio turnover rate	2%	1%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(c)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements in the 2014 Annual Report to Shareholders.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.50	$10.57	$9.20	$10.84	$10.34

Income from Investment Operations

Net investment income(a)	$0.24	$0.15	$0.15	$0.16	$0.09

Net gain (loss) on investments (both realized and unrealized)	$(1.10)	$1.93	$1.39	$(1.63)	$0.51

Total from investment operations	$(0.86)	$2.08	$1.54	$(1.47)	$0.60

Less Distributions

Net investment income	$(0.22)	$(0.15)	$(0.17)	$(0.17)	$(0.10)

Net realized gain	—	—	—	—	—

Total distributions	$(0.22)	$(0.15)	$(0.17)	$(0.17)	$(0.10)

Net asset value, end of period	$11.42	$12.50	$10.57	$9.20	$10.84

Total Return(b)	(6.93%)	19.71%	16.74%	(13.54%)	5.80%

Ratios/Supplemental Data

Net assets, end of period (millions)	$11.1	$12.3	$10.3	$9.0	$10.5

Average Net Asset ratios assuming expense limitations

Expenses(c)	1.75%	1.71%	1.90%	1.90%	1.90%

Net investment income	1.95%	1.33%	1.55%	1.48%	0.93%

Average Net Asset ratios absent expense limitations

Expenses	1.77%	1.75%	1.96%	1.93%	1.93%

Net investment income (loss)	1.93%	1.29%	1.49%	1.45%	0.90%

Portfolio turnover rate	2%	1%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(c)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements in the 2014 Annual Report to Shareholders.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.47	$10.53	$9.17	$10.81	$10.30

Income from Investment Operations

Net investment income(a)	$0.31	$0.21	$0.22	$0.23	$0.16

Net gain (loss) on investments (both realized and unrealized)	$(1.10)	$1.94	$1.38	$(1.63)	$0.52

Total from investment operations	$(0.79)	$2.15	$1.60	$(1.40)	$0.68

Less Distributions

Net investment income	$(0.29)	$(0.21)	$(0.24)	$(0.24)	$(0.17)

Net realized gain	—	—	—	—	—

Total distributions	$(0.29)	$(0.21)	$(0.24)	$(0.24)	$(0.17)

Net asset value, end of period	$11.39	$12.47	$10.53	$9.17	$10.81

Total Return(b)	(6.39%)	20.43%	17.43%	(12.91%)	6.58%

Ratios/Supplemental Data

Net assets, end of period (millions)	$90.4	$98.4	$83.4	$74.1	$89.5

Average Net Asset ratios assuming expense limitations

Expenses(c)	1.18%	1.19%	1.20%	1.20%	1.20%

Net investment income	2.51%	1.84%	2.25%	2.19%	1.63%

Average Net Asset ratios absent expense limitations

Expenses	1.21%	1.23%	1.26%	1.23%	1.23%

Net investment income (loss)	2.48%	1.80%	2.19%	2.16%	1.60%

Portfolio turnover rate	2%	1%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(c)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements in the 2014 Annual Report to Shareholders.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.53	$10.58	$9.21	$10.84	$10.33

Income from Investment Operations

Net investment income(a)	$0.27	$0.17	$0.18	$0.19	$0.13

Net gain (loss) on investments (both realized and unrealized)	$(1.12)	$1.94	$1.38	$(1.63)	$0.50

Total from investment operations	$(0.85)	$2.11	$1.56	$(1.44)	$0.63

Less Distributions

Net investment income	$(0.23)	$(0.16)	$(0.19)	$(0.19)	$(0.12)

Net realized gain	—	—	—	—	—

Total distributions	$(0.23)	$(0.16)	$(0.19)	$(0.19)	$(0.12)

Net asset value, end of period	$11.45	$12.53	$10.58	$9.21	$10.84

Total Return(b)	(6.71%)	19.92%	16.96%	(13.24%)	6.12%

Ratios/Supplemental Data

Net assets, end of period (millions)	$14.4	$17.9	$17.9	$18.5	$25.6

Average Net Asset ratios assuming expense limitations

Expenses(c)	1.58%	1.59%	1.60%	1.60%	1.60%

Net investment income	2.16%	1.47%	1.88%	1.80%	1.25%

Average Net Asset ratios absent expense limitations

Expenses	1.61%	1.63%	1.66%	1.63%	1.63%

Net investment income (loss)	2.13%	1.43%	1.82%	1.77%	1.22%

Portfolio turnover rate	2%	1%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(c)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements in the 2014 Annual Report to Shareholders.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.07	$8.67	$7.94	$7.86	$7.24

Income from Investment Operations

Net investment income(a)	$0.14	$0.12	$0.14	$0.13	$0.12

Net gain (loss) on investments (both realized and unrealized)	$0.99	$1.40	$0.73	$0.08	$0.62

Total from investment operations	$1.13	$1.52	$0.87	$0.21	$0.74

Less Distributions

Net investment income	$(0.14)	$(0.12)	$(0.14)	$(0.13)	$(0.12)

Net realized gain(b)	$(0.02)	—	—	—	—

Total distributions	$(0.16)	$(0.12)	$(0.14)	$(0.13)	$(0.12)

Net asset value, end of period	$11.04	$10.07	$8.67	$7.94	$7.86

Total Return(c)	11.20%	17.53%	10.98%	2.73%	10.25%

Ratios/Supplemental Data

Net assets, end of period (millions)	$113.8	$82.6	$52.2	$40.8	$34.6

Average Net Asset ratios assuming expense limitations

Expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	1.35%	1.30%	1.69%	1.62%	1.55%

Average Net Asset ratios absent expense limitations

Expenses(d)	0.33%	0.34%	0.35%	0.36%	0.36%

Net investment income	1.27%	1.21%	1.59%	1.51%	1.44%

Portfolio turnover rate	1%	0%	1%	2%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net realized gain distributions represent less than $0.01 per share in 2011.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.08	$8.69	$7.95	$7.87	$7.25

Income from Investment Operations

Net investment income(a)	$0.07	$0.07	$0.08	$0.07	$0.07

Net gain (loss) on investments (both realized and unrealized)	$0.99	$1.38	$0.74	$0.08	$0.62

Total from investment operations	$1.06	$1.45	$0.82	$0.15	$0.69

Less Distributions

Net investment income	$(0.07)	$(0.06)	$(0.08)	$(0.07)	$(0.07)

Net realized gain(b)	$(0.02)	—	—	—	—

Total distributions	$(0.09)	$(0.06)	$(0.08)	$(0.07)	$(0.07)

Net asset value, end of period	$11.05	$10.08	$8.69	$7.95	$7.87

Total Return(c)	10.53%	16.74%	10.32%	2.01%	9.55%

Ratios/Supplemental Data

Net assets, end of period (millions)	$14.4	$12.8	$10.4	$9.3	$9.1

Average Net Asset ratios assuming expense limitations

Expenses(d)(e)	0.87%	0.79%	0.95%	0.95%	0.85%

Net investment income	0.67%	0.70%	0.93%	0.90%	0.88%

Average Net Asset ratios absent expense limitations

Expenses(d)	0.96%	0.88%	1.05%	1.06%	0.96%

Net investment income	0.58%	0.61%	0.83%	0.79%	0.77%

Portfolio turnover rate	1%	0%	1%	2%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net realized gain distributions represent less than $0.01 per share in 2011.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.
(e)	The expense ratios include the effect of the expense reduction changes for Class B shares described in Note 7 under Expense Reduction Agreements in the 2014 Annual Report to Shareholders.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.16	$8.75	$8.01	$7.93	$7.30

Income from Investment Operations

Net investment income(a)	$0.14	$0.12	$0.14	$0.13	$0.11

Net gain (loss) on investments (both realized and unrealized)	$1.00	$1.40	$0.74	$0.08	$0.63

Total from investment operations	$1.14	$1.52	$0.88	$0.21	$0.74

Less Distributions

Net investment income	$(0.14)	$(0.11)	$(0.14)	$(0.13)	$(0.11)

Net realized gain(b)	$(0.02)	—	—	—	—

Total distributions	$(0.16)	$(0.11)	$(0.14)	$(0.13)	$(0.11)

Net asset value, end of period	$11.14	$10.16	$8.75	$8.01	$7.93

Total Return(c)	11.19%	17.46%	11.00%	2.68%	10.27%

Ratios/Supplemental Data

Net assets, end of period (millions)	$111.2	$101.9	$88.3	$80.6	$77.7

Average Net Asset ratios assuming expense limitations

Expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	1.29%	1.22%	1.62%	1.60%	1.48%

Average Net Asset ratios absent expense limitations

Expenses(d)	0.33%	0.34%	0.35%	0.36%	0.36%

Net investment income	1.21%	1.13%	1.52%	1.49%	1.37%

Portfolio turnover rate	1%	0%	1%	2%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net realized gain distributions represent less than $0.01 per share in 2011.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.19	$8.77	$8.03	$7.94	$7.31

Income from Investment Operations

Net investment income(a)	$0.09	$0.08	$0.10	$0.09	$0.08

Net gain (loss) on investments (both realized and unrealized)	$1.00	$1.41	$0.74	$0.09	$0.63

Total from investment operations	$1.09	$1.49	$0.84	$0.18	$0.71

Less Distributions

Net investment income	$(0.09)	$(0.07)	$(0.10)	$(0.09)	$(0.08)

Net realized gain(b)	$(0.02)	—	—	—	—

Total distributions	$(0.11)	$(0.07)	$(0.10)	$(0.09)	$(0.08)

Net asset value, end of period	$11.17	$10.19	$8.77	$8.03	$7.94

Total Return(c)	10.71%	17.06%	10.51%	2.35%	9.79%

Ratios/Supplemental Data

Net assets, end of period (millions)	$24.8	$24.8	$24.0	$25.5	$31.9

Average Net Asset ratios assuming expense limitations

Expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%

Net investment income	0.87%	0.80%	1.18%	1.13%	1.05%

Average Net Asset ratios absent expense limitations

Expenses(d)	0.73%	0.74%	0.75%	0.76%	0.77%

Net investment income	0.79%	0.71%	1.08%	1.02%	0.93%

Portfolio turnover rate	1%	0%	1%	2%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net realized gain distributions represent less than $0.01 per share in 2011.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST BOND FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.99	$11.78	$11.65	$11.12	$10.88

Income from Investment Operations

Net investment income (loss)	$0.28	$0.29	$0.31	$0.34	$0.36

Net gain (loss) on investments (both realized and unrealized)	$0.33	$(0.71)	$0.13	$0.53	$0.24

Total from investment operations	$0.61	$(0.42)	$0.44	$0.87	$0.60

Less Distributions

Net investment income	$(0.28)	$(0.29)	$(0.31)	$(0.34)	$(0.36)

Net realized gain(a)	—	$(0.08)	—	—	—

Total distributions	$(0.28)	$(0.37)	$(0.31)	$(0.34)	$(0.36)

Net asset value, end of period	$11.32	$10.99	$11.78	$11.65	$11.12

Total Return(b)	5.64%	(3.61%)	3.77%	7.95%	5.56%

Ratios/Supplemental Data

Net assets, end of period (millions)	$356.5	$333.0	$368.6	$208.9	$160.5

Average Net Asset ratios assuming expense limitations

Expenses	0.66%	0.66%	0.66%	0.67%	0.68%

Net investment income (loss)	2.51%	2.52%	2.57%	2.99%	3.19%

Average Net Asset ratios absent expense limitations

Expenses	0.66%	0.66%	0.66%	0.67%	0.68%

Net investment income (loss)	2.51%	2.52%	2.57%	2.99%	3.19%

Portfolio turnover rate	10%	21%	8%	8%	16%

(a)	Net realized gain distributions represent less than $0.01 per share in 2014.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.98	$11.78	$11.65	$11.11	$10.87

Income from Investment Operations

Net investment income (loss)	$0.24	$0.24	$0.26	$0.30	$0.32

Net gain (loss) on investments (both realized and unrealized)	$0.33	$(0.72)	$0.13	$0.54	$0.24

Total from investment operations	$0.57	$(0.48)	$0.39	$0.84	$0.56

Less Distributions

Net investment income	$(0.24)	$(0.24)	$(0.26)	$(0.30)	$(0.32)

Net realized gain(a)	—	$(0.08)	—	—	—

Total distributions	$(0.24)	$(0.32)	$(0.26)	$(0.30)	$(0.32)

Net asset value, end of period	$11.31	$10.98	$11.78	$11.65	$11.11

Total Return(b)	5.22%	(4.08%)	3.36%	7.62%	5.14%

Ratios/Supplemental Data

Net assets, end of period (millions)	$11.8	$11.9	$12.4	$10.9	$9.7

Average Net Asset ratios assuming expense limitations

Expenses	1.06%	1.06%	1.06%	1.07%	1.08%

Net investment income (loss)	2.11%	2.13%	2.20%	2.60%	2.82%

Average Net Asset ratios absent expense limitations

Expenses	1.06%	1.06%	1.06%	1.07%	1.08%

Net investment income (loss)	2.11%	2.13%	2.20%	2.60%	2.82%

Portfolio turnover rate	10%	21%	8%	8%	16%

(a)	Net realized gain distributions represent less than $0.01 per share in 2014.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.00	$11.79	$11.66	$11.12	$10.89

Income from Investment Operations

Net investment income (loss)	$0.28	$0.29	$0.31	$0.34	$0.36

Net gain (loss) on investments (both realized and unrealized)	$0.32	$(0.71)	$0.13	$0.54	$0.23

Total from investment operations	$0.60	$(0.42)	$0.44	$0.88	$0.59

Less Distributions

Net investment income	$(0.28)	$(0.29)	$(0.31)	$(0.34)	$(0.36)

Net realized gain(a)	—	$(0.08)	—	—	—

Total distributions	$(0.28)	$(0.37)	$(0.31)	$(0.34)	$(0.36)

Net asset value, end of period	$11.32	$11.00	$11.79	$11.66	$11.12

Total Return(b)	5.54%	(3.60%)	3.77%	8.05%	5.46%

Ratios/Supplemental Data

Net assets, end of period (millions)	$128.8	$131.1	$153.3	$142.4	$130.2

Average Net Asset ratios assuming expense limitations

Expenses	0.66%	0.66%	0.66%	0.67%	0.68%

Net investment income (loss)	2.51%	2.52%	2.60%	3.00%	3.23%

Average Net Asset ratios absent expense limitations

Expenses	0.66%	0.66%	0.66%	0.67%	0.68%

Net investment income (loss)	2.51%	2.52%	2.60%	3.00%	3.23%

Portfolio turnover rate	10%	21%	8%	8%	16%

(a)	Net realized gain distributions represent less than $0.01 per share in 2014.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.00	$11.80	$11.67	$11.13	$10.89

Income from Investment Operations

Net investment income (loss)	$0.24	$0.24	$0.26	$0.30	$0.32

Net gain (loss) on investments (both realized and unrealized)	$0.33	$(0.72)	$0.13	$0.54	$0.24

Total from investment operations	$0.57	$(0.48)	$0.39	$0.84	$0.56

Less Distributions

Net investment income	$(0.24)	$(0.24)	$(0.26)	$(0.30)	$(0.32)

Net realized gain(a)	—	$(0.08)	—	—	—

Total distributions	$(0.24)	$(0.32)	$(0.26)	$(0.30)	$(0.32)

Net asset value, end of period	$11.33	$11.00	$11.80	$11.67	$11.13

Total Return(b)	5.22%	(4.07%)	3.36%	7.61%	5.14%

Ratios/Supplemental Data

Net assets, end of period (millions)	$4.9	$7.4	$22.8	$38.1	$47.3

Average Net Asset ratios assuming expense limitations

Expenses	1.06%	1.06%	1.06%	1.07%	1.08%

Net investment income (loss)	2.12%	2.10%	2.21%	2.61%	2.84%

Average Net Asset ratios absent expense limitations

Expenses	1.06%	1.06%	1.06%	1.07%	1.08%

Net investment income (loss)	2.12%	2.10%	2.21%	2.61%	2.84%

Portfolio turnover rate	10%	21%	8%	8%	16%

(a)	Net realized gain distributions represent less than $0.01 per share in 2014.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.23	$11.95	$11.68	$10.90	$11.13

Income from Investment Operations

Net investment income	$0.32	$0.31	$0.30	$0.36	$0.38

Net gain (loss) on investments (both realized and unrealized)	$0.65	$(0.72)	$0.27	$0.78	$(0.22)

Total from investment operations	$0.97	$(0.41)	$0.57	$1.14	$0.16

Less Distributions

Net investment income	$(0.32)	$(0.31)	$(0.30)	$(0.36)	$(0.38)

Net realized gain(a)	—	—	—	—	$(0.01)

Total distributions	$(0.32)	$(0.31)	$(0.30)	$(0.36)	$(0.39)

Net asset value, end of period	$11.88	$11.23	$11.95	$11.68	$10.90

Total Return(b)	8.75%	(3.45%)	4.97%	10.69%	1.35%

Ratios/Supplemental Data

Net assets, end of period (millions)	$422.2	$388.2	$453.5	$211.1	$159.2

Average Net Asset ratios assuming expense limitations

Expenses	0.66%	0.67%	0.66%	0.68%	0.68%

Net investment income	2.77%	2.68%	2.53%	3.22%	3.35%

Average Net Asset ratios absent expense limitations

Expenses	0.66%	0.67%	0.66%	0.68%	0.68%

Net investment income	2.77%	2.68%	2.53%	3.22%	3.35%

Portfolio turnover rate	6%	14%	3%	10%	4%

(a)	Net realized gain distributions represent less than $0.01 per share for all classes in 2012.
(b)	Total return does not reflect the effect of sales charges.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.22	$11.95	$11.68	$10.89	$11.13

Income from Investment Operations

Net investment income	$0.28	$0.26	$0.26	$0.32	$0.33

Net gain (loss) on investments (both realized and unrealized)	$0.65	$(0.73)	$0.27	$0.79	$(0.23)

Total from investment operations	$0.93	$(0.47)	$0.53	$1.11	$0.10

Less Distributions

Net investment income	$(0.28)	$(0.26)	$(0.26)	$(0.32)	$(0.33)

Net realized gain(a)	—	—	—	—	$(0.01)

Total distributions	$(0.28)	$(0.26)	$(0.26)	$(0.32)	$(0.34)

Net asset value, end of period	$11.87	$11.22	$11.95	$11.68	$10.89

Total Return(b)	8.33%	(3.92%)	4.55%	10.35%	0.86%

Ratios/Supplemental Data

Net assets, end of period (millions)	$6.9	$6.6	$7.0	$5.3	$4.5

Average Net Asset ratios assuming expense limitations

Expenses	1.06%	1.07%	1.06%	1.08%	1.08%

Net investment income	2.37%	2.29%	2.16%	2.83%	2.97%

Average Net Asset ratios absent expense limitations

Expenses	1.06%	1.07%	1.06%	1.08%	1.08%

Net investment income	2.37%	2.29%	2.16%	2.83%	2.97%

Portfolio turnover rate	6%	14%	3%	10%	4%

(a)	Net realized gain distributions represent less than $0.01 per share for all classes in 2012.
(b)	Total return does not reflect the effect of sales charges.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.21	$11.93	$11.66	$10.88	$11.11

Income from Investment Operations

Net investment income	$0.32	$0.31	$0.30	$0.36	$0.38

Net gain (loss) on investments (both realized and unrealized)	$0.65	$(0.72)	$0.27	$0.78	$(0.22)

Total from investment operations	$0.97	$(0.41)	$0.57	$1.14	$0.16

Less Distributions

Net investment income	$(0.32)	$(0.31)	$(0.30)	$(0.36)	$(0.38)

Net realized gain(a)	—	—	—	—	$(0.01)

Total distributions	$(0.32)	$(0.31)	$(0.30)	$(0.36)	$(0.39)

Net asset value, end of period	$11.86	$11.21	$11.93	$11.66	$10.88

Total Return(b)	8.76%	(3.46%)	4.98%	10.70%	1.35%

Ratios/Supplemental Data

Net assets, end of period (millions)	$86.0	$81.3	$91.6	$77.7	$66.2

Average Net Asset ratios assuming expense limitations

Expenses	0.66%	0.67%	0.66%	0.68%	0.68%

Net investment income	2.77%	2.69%	2.57%	3.23%	3.38%

Average Net Asset ratios absent expense limitations

Expenses	0.66%	0.67%	0.66%	0.68%	0.68%

Net investment income	2.77%	2.69%	2.57%	3.23%	3.38%

Portfolio turnover rate	6%	14%	3%	10%	4%

(a)	Net realized gain distributions represent less than $0.01 per share for all classes in 2012.
(b)	Total return does not reflect the effect of sales charges.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.21	$11.93	$11.66	$10.88	$11.11

Income from Investment Operations

Net investment income	$0.28	$0.26	$0.26	$0.32	$0.33

Net gain (loss) on investments (both realized and unrealized)	$0.65	$(0.72)	$0.27	$0.78	$(0.22)

Total from investment operations	$0.93	$(0.46)	$0.53	$1.10	$0.11

Less Distributions

Net investment income	$(0.28)	$(0.26)	$(0.26)	$(0.32)	$(0.33)

Net realized gain(a)	—	—	—	—	$(0.01)

Total distributions	$(0.28)	$(0.26)	$(0.26)	$(0.32)	$(0.34)

Net asset value, end of period	$11.86	$11.21	$11.93	$11.66	$10.88

Total Return(b)	8.33%	(3.85%)	4.56%	10.26%	0.95%

Ratios/Supplemental Data

Net assets, end of period (millions)	$0.8	$1.0	$16.7	$25.9	$25.1

Average Net Asset ratios assuming expense limitations

Expenses	1.06%	1.05%	1.06%	1.08%	1.08%

Net investment income	2.38%	2.12%	2.18%	2.84%	2.98%

Average Net Asset ratios absent expense limitations

Expenses	1.06%	1.05%	1.06%	1.08%	1.08%

Net investment income	2.38%	2.12%	2.18%	2.84%	2.98%

Portfolio turnover rate	6%	14%	3%	10%	4%

(a)	Net realized gain distributions represent less than $0.01 per share for all classes in 2012.
(b)	Total return does not reflect the effect of sales charges.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations

Net investment income	—	—	—	—	—

Net gain (loss) on investments (both realized and unrealized)(a)	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions

Net investment income	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.00%	0.00%	0.00%	0.00%

Ratios/Supplemental Data

Net assets, end of period (millions)	$153.3	$164.2	$119.8	$106.8	$94.0

Average Net Asset ratios assuming expense limitations

Expenses(b)	0.07%	0.09%	0.11%	0.11%	0.17%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Average Net Asset ratios absent expense limitations

Expenses	0.59%	0.59%	0.59%	0.60%	0.60%

Net investment income	(0.52%)	(0.50%)	(0.48%)	(0.49%)	(0.43%)

(a)	Net gain (loss) on investments represents less than $0.01 per share in 2013.
(b)	The expense ratios for all five periods ended 12/31 include the effect of the voluntary fee waivers by SFIMC & State Farm VP Management Corp.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations

Net investment income	—	—	—	—	—

Net gain (loss) on investments (both realized and unrealized)(a)	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions

Net investment income	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	0.00%	0.00%	0.00%	0.00%	0.00%

Ratios/Supplemental Data

Net assets, end of period (millions)	$0.5	$0.7	$3.1	$3.2	$3.1

Average Net Asset ratios assuming expense limitations

Expenses(c)	0.07%	0.09%	0.11%	0.11%	0.17%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Average Net Asset ratios absent expense limitations

Expenses	0.99%	0.99%	0.99%	1.00%	1.00%

Net investment income	(0.92%)	(0.90%)	(0.88%)	(0.89%)	(0.83%)

(a)	Net gain (loss) on investments represents less than $0.01 per share in 2013.
(b)	Total return does not reflect the effect of sales charges for Class B shares.
(c)	The expense ratios for all five periods ended 12/31 include the effect of the voluntary fee waivers by SFIMC & State Farm VP Management Corp.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations

Net investment income	—	—	—	—	—

Net gain (loss) on investments (both realized and unrealized)(a)	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions

Net investment income	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.00%	0.00%	0.00%	0.00%

Ratios/Supplemental Data

Net assets, end of period (millions)	$64.9	$71.0	$75.4	$80.5	$75.0

Average Net Asset ratios assuming expense limitations

Expenses(b)	0.07%	0.09%	0.11%	0.11%	0.17%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Average Net Asset ratios absent expense limitations

Expenses	0.59%	0.59%	0.59%	0.60%	0.60%

Net investment income	(0.52%)	(0.50%)	(0.48%)	(0.49%)	(0.43%)

(a)	Net gain (loss) on investments represents less than $0.01 per share in 2013.
(b)	The expense ratios for all five periods ended 12/31 include the effect of the voluntary fee waivers by SFIMC & State Farm VP Management Corp.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations

Net investment income	—	—	—	—	—

Net gain (loss) on investments (both realized and unrealized)(a)	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions

Net investment income	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	0.00%	0.00%	0.00%	0.00%	0.00%

Ratios/Supplemental Data

Net assets, end of period (millions)	$1.1	$2.0	$5.2	$7.7	$8.6

Average Net Asset ratios assuming expense limitations

Expenses(c)	0.07%	0.09%	0.11%	0.12%	0.17%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Average Net Asset ratios absent expense limitations

Expenses	0.99%	0.99%	0.99%	1.00%	1.00%

Net investment income	(0.92%)	(0.90%)	(0.88%)	(0.88%)	(0.83%)

(a)	Net gain (loss) on investments represents less than $0.01 per share in 2013.
(b)	Total return does not reflect the effect of sales charge for Legacy Class B shares.
(c)	The expense ratios for all five periods ended 12/31 include the effect of the voluntary fee waivers by SFIMC & State Farm VP Management Corp.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST LIFEPATH RETIREMENT FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.37	$12.20	$11.69	$11.51	$10.77

Income from Investment Operations

Net investment income(a)(b)	$0.15	$0.13	$0.17	$0.22	$0.19

Net gain (loss) on investments (both realized and unrealized)	$0.40	$0.57	$0.80	$0.18	$0.76

Total from investment operations	$0.55	$0.70	$0.97	$0.40	$0.95

Less Distributions

Net investment income	$(0.15)	$(0.13)	$(0.19)	$(0.22)	$(0.19)

Net realized gain	$(0.62)	$(0.40)	(0.27)	—	$(0.02)

Total distributions	$(0.77)	$(0.53)	(0.46)	$(0.22)	$(0.21)

Net asset value, end of period	$12.15	$12.37	$12.20	$11.69	$11.51

Total Return(c)	4.53%	5.80%	8.31%	3.51%	8.92%

Ratios/Supplemental Data

Net assets, end of period (millions)	$780.7	$652.2	$483.2	$352.7	$266.9

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)(d)	1.07%	1.07%	1.14%	1.17%	1.17%

Net investment income(b)	1.21%	1.02%	1.37%	1.89%	1.71%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(e)	1.46%	1.45%	1.45%	1.47%	1.51%

Net investment income(e)	0.82%	0.64%	1.06%	1.59%	1.37%

Portfolio turnover rate(f)	14%	17%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.25% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	The expense ratios include the effect of an expense reduction.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.73%, respectively, for the year ended December 31, 2014.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 13%, 20% and 14% for the years ended 2012, 2011 and 2010, respectively.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.45	$12.27	$11.75	$11.57	$10.82

Income from Investment Operations

Net investment income(a)(b)	$0.08	$0.09	$0.10	$0.14	$0.11

Net gain (loss) on investments (both realized and unrealized)	$0.40	$0.58	$0.81	$0.18	$0.77

Total from investment operations	$0.48	$0.67	$0.91	$0.32	$0.88

Less Distributions

Net investment income	$(0.08)	$(0.09)	$(0.12)	$(0.14)	$(0.11)

Net realized gain	$(0.62)	$(0.40)	$(0.27)	—	$(0.02)

Total distributions	$(0.70)	$(0.49)	$(0.39)	$(0.14)	$(0.13)

Net asset value, end of period	$12.23	$12.45	$12.27	$11.75	$11.57

Total Return(c)	3.87%	5.51%	7.65%	2.85%	8.22%

Ratios/Supplemental Data

Net assets, end of period (millions)	$12.7	$12.7	$11.4	$10.3	$9.5

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)(d)	1.66%	1.37%	1.69%	1.87%	1.87%

Net investment income(b)	0.61%	0.72%	0.81%	1.18%	0.99%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(e)	2.05%	1.75%	2.00%	2.17%	2.21%

Net investment income(e)	0.22%	0.34%	0.50%	0.88%	0.65%

Portfolio turnover rate(f)	14%	17%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.25% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	The expense ratios include the effect of an expense reduction.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.73%, respectively, for the year ended December 31, 2014.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 13%, 20% and 14% for the years ended 2012, 2011 and 2010, respectively.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.64	$12.44	$11.91	$11.73	$10.96

Income from Investment Operations

Net investment income(a)(b)	$0.16	$0.13	$0.17	$0.22	$0.19

Net gain (loss) on investments (both realized and unrealized)	$0.40	$0.59	$0.81	$0.18	$0.78

Total from investment operations	$0.56	$0.72	$0.98	$0.40	$0.97

Less Distributions

Net investment income	$(0.15)	$(0.12)	$(0.18)	$(0.22)	$(0.18)

Net realized gain	$(0.62)	$(0.40)	$(0.27)	—	$(0.02)

Total distributions	$(0.77)	$(0.52)	$(0.45)	$(0.22)	$(0.20)

Net asset value, end of period	$12.43	$12.64	$12.44	$11.91	$11.73

Total Return(c)	4.48%	5.81%	8.29%	3.50%	9.01%

Ratios/Supplemental Data

Net assets, end of period (millions)	$277.5	$282.7	$276.9	$258.3	$263.0

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)(d)	1.07%	1.07%	1.14%	1.17%	1.17%

Net investment income(b)	1.21%	1.02%	1.36%	1.88%	1.68%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(e)	1.46%	1.45%	1.45%	1.47%	1.51%

Net investment income(e)	0.82%	0.64%	1.05%	1.58%	1.34%

Portfolio turnover rate(f)	14%	17%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.25% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	The expense ratios include the effect of an expense reduction.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.73%, respectively, for the year ended December 31, 2014.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 13%, 20% and 14% for the years ended 2012, 2011 and 2010, respectively.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.69	$12.49	$11.95	$11.76	$10.99

Income from Investment Operations

Net investment income(a)(b)	$0.10	$0.08	$0.12	$0.18	$0.14

Net gain (loss) on investments (both realized and unrealized)	$0.41	$0.59	$0.81	$0.18	$0.79

Total from investment operations	$0.51	$0.67	$0.93	$0.36	$0.93

Less Distributions

Net investment income	$(0.09)	$(0.07)	$(0.12)	$(0.17)	$(0.14)

Net realized gain	$(0.62)	$(0.40)	$(0.27)	—	$(0.02)

Total distributions	$(0.71)	$(0.47)	$(0.39)	$(0.17)	$(0.16)

Net asset value, end of period	$12.49	$12.69	$12.49	$11.95	$11.76

Total Return(c)	4.07%	5.39%	7.85%	3.06%	8.55%

Ratios/Supplemental Data

Net assets, end of period (millions)	$9.0	$14.7	$23.2	$34.6	$44.4

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)(d)	1.47%	1.48%	1.54%	1.57%	1.57%

Net investment income(b)	0.80%	0.60%	0.93%	1.47%	1.28%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(e)	1.85%	1.86%	1.85%	1.87%	1.91%

Net investment income(e)	0.42%	0.22%	0.62%	1.17%	0.94%

Portfolio turnover rate(f)	14%	17%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.25% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	The expense ratios include the effect of an expense reduction.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.73%, respectively, for the year ended December 31, 2014.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 13%, 20% and 14% for the years ended 2012, 2011 and 2010, respectively.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.45	$13.91	$12.79	$12.86	$11.81

Income from Investment Operations

Net investment income(a)(b)	$0.18	$0.17	$0.20	$0.22	$0.19

Net gain (loss) on investments (both realized and unrealized)	$0.50	$1.13	$1.15	$(0.08)	$1.04

Total from investment operations	$0.68	$1.30	$1.35	$0.14	$1.23

Less Distributions

Net investment income	$(0.17)	$(0.17)	$(0.21)	$(0.21)	$(0.18)

Net realized gain	$(0.90)	$(0.59)	$(0.02)	—	—

Total distributions	$(1.07)	$(0.76)	$(0.23)	$(0.21)	$(0.18)

Net asset value, end of period	$14.06	$14.45	$13.91	$12.79	$12.86

Total Return(c)	4.73%	9.34%	10.59%	1.12%	10.40%

Ratios/Supplemental Data

Net assets, end of period (millions)	$1,212.0	$989.9	$727.4	$537.2	$433.6

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.05%	1.04%	1.11%	1.13%	1.13%

Net investment income(b)	1.21%	1.18%	1.47%	1.70%	1.56%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.46%	1.44%	1.45%	1.45%	1.48%

Net investment income(d)	0.80%	0.78%	1.13%	1.38%	1.21%

Portfolio turnover rate(e)	21%	19%	5%	5%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.24% and 2.01%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.71%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 15%, 23% and 13% for the years ended 2012, 2011 and 2010, respectively.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.36	$13.82	$12.72	$12.79	$11.75

Income from Investment Operations

Net investment income(a)(b)	$0.07	$0.07	$0.10	$0.13	$0.10

Net gain (loss) on investments (both realized and unrealized)	$0.50	$1.13	$1.14	$(0.08)	$1.04

Total from investment operations	$0.57	$1.20	$1.24	$0.05	$1.14

Less Distributions

Net investment income	$(0.06)	$(0.07)	$(0.12)	$(0.12)	$(0.10)

Net realized gain	$(0.90)	$(0.59)	$(0.02)	—	—

Total distributions	$(0.96)	$(0.66)	$(0.14)	$(0.12)	$(0.10)

Net asset value, end of period	$13.97	$14.36	$13.82	$12.72	$12.79

Total Return(c)	3.97%	8.66%	9.75%	0.42%	9.66%

Ratios/Supplemental Data

Net assets, end of period (millions)	$32.9	$32.8	$28.4	$24.1	$21.9

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.75%	1.74%	1.81%	1.83%	1.83%

Net investment income(b)	0.51%	0.46%	0.75%	0.98%	0.85%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	2.16%	2.15%	2.15%	2.15%	2.18%

Net investment income(d)	0.10%	0.05%	0.41%	0.66%	0.50%

Portfolio turnover rate(e)	21%	19%	5%	5%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.24% and 2.01%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.71%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 15%, 23% and 13% for the years ended 2012, 2011 and 2010, respectively.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.40	$13.86	$12.74	$12.81	$11.75

Income from Investment Operations

Net investment income(a)(b)	$0.18	$0.17	$0.20	$0.22	$0.18

Net gain (loss) on investments (both realized and unrealized)	$0.49	$1.13	$1.15	$(0.08)	$1.05

Total from investment operations	$0.67	$1.30	$1.35	$0.14	$1.23

Less Distributions

Net investment income	$(0.16)	$(0.17)	$(0.21)	$(0.21)	$(0.17)

Net realized gain	$(0.90)	$(0.59)	$(0.02)	—	—

Total distributions	$(1.06)	$(0.76)	$(0.23)	$(0.21)	$(0.17)

Net asset value, end of period	$14.01	$14.40	$13.86	$12.74	$12.81

Total Return(c)	4.71%	9.32%	10.59%	1.09%	10.47%

Ratios/Supplemental Data

Net assets, end of period (millions)	$453.9	$434.3	$399.0	$356.9	$358.8

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.05%	1.04%	1.11%	1.13%	1.13%

Net investment income(b)	1.21%	1.16%	1.45%	1.68%	1.53%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.46%	1.45%	1.45%	1.45%	1.48%

Net investment income(d)	0.80%	0.75%	1.11%	1.36%	1.18%

Portfolio turnover rate(e)	21%	19%	5%	5%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.24% and 2.01%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.71%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 15%, 23% and 13% for the years ended 2012, 2011 and 2010, respectively.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.45	$13.88	$12.74	$12.79	$11.74

Income from Investment Operations

Net investment income(a)(b)	$0.12	$0.10	$0.13	$0.16	$0.14

Net gain (loss) on investments (both realized and unrealized)	$0.50	$1.14	$1.15	$(0.07)	$1.03

Total from investment operations	$0.62	$1.24	$1.28	$0.09	$1.17

Less Distributions

Net investment income	$(0.08)	$(0.08)	$(0.12)	$(0.14)	$(0.12)

Net realized gain	$(0.90)	$(0.59)	$(0.02)	—	—

Total distributions	$(0.98)	$(0.67)	$(0.14)	$(0.14)	$(0.12)

Net asset value, end of period	$14.09	$14.45	$13.88	$12.74	$12.79

Total Return(c)	4.30%	8.90%	10.11%	0.71%	9.96%

Ratios/Supplemental Data

Net assets, end of period (millions)	$22.6	$33.6	$46.9	$62.5	$76.3

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.45%	1.45%	1.52%	1.53%	1.53%

Net investment income(b)	0.80%	0.71%	1.00%	1.26%	1.12%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.86%	1.85%	1.85%	1.85%	1.88%

Net investment income(d)	0.39%	0.31%	0.67%	0.94%	0.77%

Portfolio turnover rate(e)	21%	19%	5%	5%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.24% and 2.01%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.71%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 15%, 23% and 13% for the years ended 2012, 2011 and 2010, respectively.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.27	$14.22	$12.82	$13.15	$11.95

Income from Investment Operations

Net investment income(a)(b)	$0.19	$0.20	$0.21	$0.20	$0.18

Net gain (loss) on investments (both realized and unrealized)	$0.57	$1.70	$1.41	$(0.34)	$1.19

Total from investment operations	$0.76	$1.90	$1.62	$(0.14)	$1.37

Less Distributions

Net investment income	$(0.17)	$(0.21)	$(0.22)	$(0.19)	$(0.17)

Net realized gain	$(1.13)	$(0.64)	—	—	—

Total distributions	$(1.30)	$(0.85)	$(0.22)	$(0.19)	$(0.17)

Net asset value, end of period	$14.73	$15.27	$14.22	$12.82	$13.15

Total Return(c)	4.90%	13.40%	12.61%	(1.04%)	11.42%

Ratios/Supplemental Data

Net assets, end of period (millions)	$1,153.7	$927.4	$657.8	$483.8	$399.1

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.02%	1.02%	1.10%	1.12%	1.11%

Net investment income(b)	1.22%	1.34%	1.54%	1.52%	1.45%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.47%	1.45%	1.46%	1.45%	1.47%

Net investment income(d)	0.77%	0.91%	1.18%	1.19%	1.09%

Portfolio turnover rate(e)	33%	22%	5%	7%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.21% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.70%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 16%, 20% and 10% for the years ended 2012, 2011 and 2010, respectively.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.20	$14.16	$12.77	$13.10	$11.91

Income from Investment Operations

Net investment income(a)(b)	$0.08	$0.09	$0.11	$0.11	$0.09

Net gain (loss) on investments (both realized and unrealized)	$0.56	$1.69	$1.40	$(0.34)	$1.18

Total from investment operations	$0.64	$1.78	$1.51	$(0.23)	$1.27

Less Distributions

Net investment income	$(0.05)	$(0.10)	$(0.12)	$(0.10)	$(0.08)

Net realized gain	$(1.13)	$(0.64)	—	—	—

Total distributions	$(1.18)	$(0.74)	$(0.12)	$(0.10)	$(0.08)

Net asset value, end of period	$14.66	$15.20	$14.16	$12.77	$13.10

Total Return(c)	4.21%	12.58%	11.84%	(1.74%)	10.67%

Ratios/Supplemental Data

Net assets, end of period (millions)	$42.8	$41.8	$34.4	$28.3	$26.1

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.72%	1.73%	1.80%	1.82%	1.81%

Net investment income(b)	0.51%	0.62%	0.83%	0.80%	0.73%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	2.17%	2.16%	2.16%	2.15%	2.17%

Net investment income(d)	0.06%	0.19%	0.47%	0.47%	0.37%

Portfolio turnover rate(e)	33%	22%	5%	7%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.21% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.70%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 16%, 20% and 10% for the years ended 2012, 2011 and 2010, respectively.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.29	$14.23	$12.83	$13.15	$11.94

Income from Investment Operations

Net investment income(a)(b)	$0.19	$0.20	$0.21	$0.20	$0.17

Net gain (loss) on investments (both realized and unrealized)	$0.58	$1.70	$1.40	$(0.33)	$1.20

Total from investment operations	$0.77	$1.90	$1.61	$(0.13)	$1.37

Less Distributions

Net investment income	$(0.17)	$(0.20)	$(0.21)	$(0.19)	$(0.16)

Net realized gain	$(1.13)	$(0.64)	—	—	—

Total Distributions	$(1.30)	$(0.84)	$(0.21)	$(0.19)	$(0.16)

Net asset value, end of period	$14.76	$15.29	$14.23	$12.83	$13.15

Total Return(c)	4.98%	13.34%	12.56%	(1.00%)	11.44%

Ratios/Supplemental Data

Net assets, end of period (millions)	$362.1	$341.8	$296.6	$258.1	$260.0

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.02%	1.03%	1.10%	1.11%	1.11%

Net investment income(b)	1.21%	1.31%	1.52%	1.50%	1.41%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.47%	1.46%	1.46%	1.45%	1.47%

Net investment income(d)	0.76%	0.88%	1.16%	1.16%	1.05%

Portfolio turnover rate(e)	33%	22%	5%	7%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.21% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.70%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 16%, 20% and 10% for the years ended 2012, 2011 and 2010, respectively.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.30	$14.21	$12.79	$13.10	$11.89

Income from Investment Operations

Net investment income(a)(b)	$0.12	$0.12	$0.15	$0.14	$0.12

Net gain (loss) on investments (both realized and unrealized)	$0.58	$1.72	$1.40	$(0.33)	$1.20

Total from investment operations	$0.70	$1.84	$1.55	$(0.19)	$1.32

Less Distributions

Net investment income	$(0.08)	$(0.11)	$(0.13)	$(0.12)	$(0.11)

Net realized gain	$(1.13)	$(0.64)	—	—	—

Total distributions	$(1.21)	$(0.75)	$(0.13)	$(0.12)	$(0.11)

Net asset value, end of period	$14.79	$15.30	$14.21	$12.79	$13.10

Total Return(c)	4.54%	12.91%	12.15%	(1.44%)	11.06%

Ratios/Supplemental Data

Net assets, end of period (millions)	$21.6	$30.5	$41.5	$50.6	$60.9

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.42%	1.43%	1.50%	1.51%	1.51%

Net investment income(b)	0.80%	0.82%	1.06%	1.07%	1.00%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.87%	1.86%	1.85%	1.85%	1.87%

Net investment income(d)	0.35%	0.39%	0.71%	0.73%	0.64%

Portfolio turnover rate(e)	33%	22%	5%	7%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.21% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.70%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 16%, 20% and 10% for the years ended 2012, 2011 and 2010, respectively.

(For a share outstanding throughout each period)

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

	Periods ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.99	$14.46	$12.85	$13.41	$12.08

Income from Investment Operations

Net investment income(a)(b)	$0.20	$0.23	$0.22	$0.18	$0.16

Net gain (loss) on investments (both realized and unrealized)	$0.62	$2.18	$1.62	$(0.56)	$1.32

Total from investment operations	$0.82	$2.41	$1.84	$(0.38)	$1.48

Less Distributions

Net investment income	$(0.18)	$(0.23)	$(0.23)	$(0.18)	$(0.15)

Net realized gain	$(1.32)	$(0.65)	—	—	—

Total distributions	$(1.50)	$(0.88)	$(0.23)	$(0.18)	$(0.15)

Net asset value, end of period	$15.31	$15.99	$14.46	$12.85	$13.41

Total Return(c)	5.12%	16.65%	14.29%	(2.85%)	12.28%

Ratios/Supplemental Data

Net assets, end of period (millions)	$719.1	$579.2	$407.1	$297.6	$257.8

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.01%	1.01%	1.09%	1.10%	1.11%

Net investment income(b)	1.23%	1.47%	1.60%	1.36%	1.34%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.47%	1.46%	1.47%	1.46%	1.48%

Net investment income (loss)(d)	0.77%	1.02%	1.22%	1.00%	0.97%

Portfolio turnover rate(e)	42%	26%	4%	8%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.19% and 2.03%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.69%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 14%, 20% and 9% for the years ended 2012, 2011 and 2010, respectively.

	Periods ended 12/31
Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.90	$14.40	$12.80	$13.35	$12.04

Income from Investment Operations

Net investment income(a)(b)	$0.08	$0.11	$0.12	$0.09	$0.07

Net gain (loss) on investments (both realized and unrealized)	$0.62	$2.16	$1.61	$(0.55)	$1.31

Total from investment operations	$0.70	$2.27	$1.73	$(0.46)	$1.38

Less Distributions

Net investment income	$(0.06)	$(0.12)	$(0.13)	$(0.09)	$(0.07)

Net realized gain	$(1.32)	$(0.65)	—	—	—

Total distributions	$(1.38)	$(0.77)	$(0.13)	$(0.09)	$(0.07)

Net asset value, end of period	$15.22	$15.90	$14.40	$12.80	$13.35

Total Return(c)	4.38%	15.75%	13.52%	(3.47%)	11.47%

Ratios/Supplemental Data

Net assets, end of period (millions)	$44.1	$41.7	$34.0	$27.6	$26.1

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.71%	1.72%	1.79%	1.80%	1.81%

Net investment income(b)	0.52%	0.73%	0.88%	0.65%	0.61%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	2.17%	2.17%	2.17%	2.16%	2.18%

Net investment income (loss)(d)	0.06%	0.28%	0.50%	0.29%	0.24%

Portfolio turnover rate(e)	42%	26%	4%	8%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.19% and 2.03%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.69%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 14%, 20% and 9% for the years ended 2012, 2011 and 2010, respectively.

	Years ended 12/31
Legacy Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.03	$14.50	$12.88	$13.42	$12.09

Income from Investment Operations

Net investment income(a)(b)	$0.20	$0.22	$0.22	$0.18	$0.16

Net gain (loss) on investments (both realized and unrealized)	$0.63	$2.18	$1.62	$(0.55)	$1.32

Total from investment operations	$0.83	$2.40	$1.84	$(0.37)	$1.48

Less Distributions

Net investment income	$(0.18)	$(0.22)	$(0.22)	$(0.17)	$(0.15)

Net realized gain	$(1.32)	$(0.65)	—	—	—

Total distributions	$(1.50)	$(0.87)	$(0.22)	$(0.17)	$(0.15)

Net asset value, end of period	$15.36	$16.03	$14.50	$12.88	$13.42

Total Return(c)	5.13%	16.56%	14.29%	(2.81%)	12.30%

Ratios/Supplemental Data

Net assets, end of period (millions)	$264.3	$249.1	$210.0	$182.2	$188.0

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.01%	1.02%	1.09%	1.10%	1.11%

Net investment income(b)	1.22%	1.43%	1.57%	1.34%	1.29%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.47%	1.47%	1.47%	1.46%	1.48%

Net investment income (loss)(d)	0.76%	0.98%	1.19%	0.98%	0.92%

Portfolio turnover rate(e)	42%	26%	4%	8%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.19% and 2.03%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.69%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 14%, 20% and 9% for the years ended 2012, 2011 and 2010, respectively.

	Years ended 12/31
Legacy Class B Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.05	$14.50	$12.87	$13.40	$12.07

Income from Investment Operations

Net investment income(a)(b)	$0.13	$0.14	$0.16	$0.12	$0.11

Net gain (loss) on investments (both realized and unrealized)	$0.64	$2.20	$1.62	$(0.54)	$1.32

Total from investment operations	$0.77	$2.34	$1.78	$(0.42)	$1.43

Less Distributions

Net investment income	$(0.09)	$(0.14)	$(0.15)	$(0.11)	$(0.10)

Net realized gain	$(1.32)	$(0.65)	—	—	—

Total distributions	$(1.41)	$(0.79)	$(0.15)	$(0.11)	$(0.10)

Net asset value, end of period	$15.41	$16.05	$14.50	$12.87	$13.40

Total Return(c)	4.76%	16.09%	13.81%	(3.15%)	11.81%

Ratios/Supplemental Data

Net assets, end of period (millions)	$20.4	$28.1	$33.8	$38.5	$45.9

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.41%	1.42%	1.49%	1.50%	1.51%

Net investment income(b)	0.80%	0.93%	1.12%	0.92%	0.88%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.87%	1.87%	1.87%	1.86%	1.88%

Net investment income (loss)(d)	0.34%	0.48%	0.74%	0.56%	0.51%

Portfolio turnover rate(e)	42%	26%	4%	8%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.19% and 2.03%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.69%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 14%, 20% and 9% for the years ended 2012, 2011 and 2010, respectively.

(For a share outstanding throughout each period):

STATE FARM MUTUAL FUND TRUST LIFEPATH 2050 FUND

	Period ended 12/31
Class A Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.79	$9.63	$8.60	$9.39	$8.62

Income from Investment Operations

Net investment income (loss)(a)(b)	$0.13	$0.17	$0.15	$0.11	$0.12

Net gain (loss) on investments (both realized and unrealized)	$0.46	$1.69	$1.19	$(0.51)	$1.00

Total from investment operations	$0.59	$1.86	$1.34	$(0.40)	$1.12

Less Distributions

Net investment income	$(0.12)	$(0.15)	$(0.14)	$(0.09)	$(0.08)

Net realized gain	$(0.80)	$(0.55)	$(0.17)	$(0.30)	$(0.27)

Total distributions	$(0.92)	$(0.70)	$(0.31)	$(0.39)	$(0.35)

Net asset value, end of period	$10.46	$10.79	$9.63	$8.60	$9.39

Total Return(c)	5.40%	19.34%	15.54%	(4.25%)	12.98%

Ratios/Supplemental Data

Net assets, end of period (millions)	$239.4	$170.7	$104.3	$62.2	$42.6

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.04%	1.08%	1.14%	1.13%	1.12%

Net investment income (loss)(b)	1.20%	1.60%	1.61%	1.23%	1.32%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.53%	1.56%	1.60%	1.63%	1.76%

Net investment income (loss)(d)	0.71%	1.12%	1.15%	0.73%	0.68%

Portfolio turnover rate(e)	48%	28%	5%	13%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.18% and 2.04%, respectively, for the year ended December 31, 2014.
(c)	Total return does not reflect the effect of sales charge for Class A shares.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.69%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 15%, 19% and 12% for the years ended 2012, 2011 and 2010, respectively.

BUSINESS CONTINUITY PLAN DISCLOSURE FOR STATE FARM VP MANAGEMENT CORP.

State Farm VP Management Corp. has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us—If after a significant business disruption you cannot contact us as you usually do at 1-800-447-4930, you should contact your State Farm VP Management Corp. Registered Representative or go to our web site at www.statefarm.com.

Our Business Continuity Plan—We plan to quickly recover and resume business operations as soon as possible after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.

Our business continuity plan addresses: data back up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and procedures to help ensure that our customers have prompt access to their funds and securities if we are unable to continue our business.

Our business continuity plan may be revised or amended. If changes are made, an updated summary will be promptly posted on our website (www.statefarm.com) or you may obtain an updated summary by calling us at the number below and requesting that a written copy be mailed to you.

Varying Disruptions—Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we may transfer our operations to a local site when needed and expect to recover and resume business within 1 business day. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and expect to recover and resume business within 3 business days. In either situation, we plan to continue in business, transfer operations if necessary, and notify you through our web site www.statefarm.com, your State Farm VP Management Corp. Registered Representative, or our customer phone number 1-800-447-4930. In the unlikely event that the significant business disruption is so severe that it prevents us from remaining in business, our plan provides procedures to help ensure that our customers have prompt access to their funds and securities.

In all of the situations described above, in light of the various types of disruptions that could take place and that every emergency poses unique problems, it may take longer to resume operations during any particular disruption.

For more information—If you have questions about our business continuity planning, you can contact us at 1-800-447-4930.

ADDITIONAL INFORMATION ABOUT THE FUNDS

You can obtain more information about the Trust’s investments and performance in its annual and semiannual reports to shareowners. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You may also wish to read the SAI for more information about the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated in this prospectus by reference.

You can obtain free copies of the Trust’s semi-annual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

State Farm Mutual Funds

P.O. Box 219548

Kansas City, MO 64121-9548

800-447-4930

The Trust also makes its SAI, semi-annual report and annual report available free of charge at its website, https://www.statefarm.com/finances/mutual-funds/manage-your-accounts/prospectuses-reports/

Public Information.    You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-551-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-1520.

For purposes of any electronic version of this prospectus, any URL is an inactive textual reference only. We have taken steps to ensure that all URLs in this prospectus were inactive at the time we created any electronic version of this prospectus.

Securities Investor Protection Corporation (SIPC).    You may obtain information about SIPC, including the SIPC brochure, at www.sipc.org or calling (202) 371-8300.

State Farm Mutual Funds® are offered by:

State Farm VP Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-4930

www.statefarm.com

INVESTMENT CO. ACT FILE NO. 811-10027

P.O. Box 219548 Kansas City, MO 64121-9548 FORWARDING SERVICE REQUESTED

120-6345.19-CH	Printed in U.S.A.

State Farm Mutual Fund Trust

Class R-1 Shares

Class R-2 Shares

Class R-3 Shares

	R-1	R-2	R-3
• State Farm Equity Fund	SREOX	SRETX	SREHX
• State Farm Small/Mid Cap Equity Fund	RSEOX	RSETX	RSEHX
• State Farm International Equity Fund	RIEOX	RIETX	RIEHX
• State Farm S&P 500 Index Fund	RSPOX	RSPTX	RSPHX
• State Farm Small Cap Index Fund	RSIOX	RSITX	RSIHX
• State Farm International Index Fund	RIIOX	RIITX	RIIHX
• State Farm Equity and Bond Fund	REBOX	REBTX	REBHX
• State Farm Bond Fund	SRBOX	SRBTX	SRBHX
• State Farm Money Market Fund	SFIXX	SFWXX	SFEXX
• State Farm LifePath® Retirement Fund	RLROX	RLRTX	RLRHX
• State Farm LifePath 2020 Fund	RAWOX	RAWTX	RAWHX
• State Farm LifePath 2030 Fund	RAYOX	RAYTX	RAYHX
• State Farm LifePath 2040 Fund	RAUOX	RAUTX	RAUHX
• State Farm LifePath 2050 Fund	RAVRX	RAVSX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS—MAY 1, 2015

INVESTMENTS, EXPENSES, STRATEGIES, RISKS AND PERFORMANCE

STATE FARM EQUITY FUND

(SREOX) (SRETX) (SREHX)

Investment Objective:    The State Farm Equity Fund (the “Fund” or the “Equity Fund”) seeks long term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	R-1	R-2	R-3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum account fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R-1	R-2	R-3
Management fees	0.60%	0.60%	0.60%
Distribution [and/or Service] (12b-1) fees	0.50%	0.30%	0.00%
Other Expenses	0.38%	0.38%	0.38%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.48%	1.28%	0.98%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$151	$468	$808	$1,768
R-2	$130	$406	$702	$1,545
R-3	$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Equity Fund. Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIMC”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the Fund’s portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its portion of the Equity Fund in a diversified portfolio of large growth stocks. Bridgeway defines “large stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 1000® Index, an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the U.S. market with dividends reinvested. The Russell 1000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Bridgeway selects stocks within the large-cap growth category for the Equity Fund using a statistically driven approach. Under normal circumstances, at least 80% of Bridgeway’s portion of the Equity Fund’s net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap growth category at the time of purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s assets primarily in common stocks of foreign companies.

Westwood

Under normal market conditions, Westwood invests at least 80% of its portion of the Equity Fund (which includes, for purposes of this test, the amount of any borrowings for investment purposes) primarily in common stocks of large capitalization companies, including foreign companies. Westwood may invest its portion of the Equity Fund in securities of companies economically tied to emerging markets. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines large capitalization companies as those

1

companies with market capitalizations generally greater than $5 billion at the time of purchase, while seasoned companies generally have been operating for at least three years.

In selecting securities, Westwood maintains a list of approved securities of issuers which it believes have proven records and potential for above-average earnings growth. Westwood considers purchasing a security on such list if Westwood’s forecast for growth rates and earnings for that issuer exceeds Wall Street expectations. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt to equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target, and/or a fundamental change that negatively impacts the outlook and original investment thesis. The risk characteristics of Westwood’s portion of the Equity Fund, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Index, the Fund’s benchmark.

Both Bridgeway and Westwood may sell individual securities for several reasons including: the investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Equity Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 13.01%,

during the first quarter of 2012.

Worst quarter: -24.19%,

during the fourth quarter of 2008.

2

Average Annual Total Returns

(For the periods ended December 31, 2014)

Equity Fund	1-Year	5-Year	10-Year
Class R-1	14.45%	14.26%	4.59%
Class R-2	14.85%	14.49%	4.81%
Class R-3	15.15%	14.81%	5.12%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Bridgeway and Westwood.

Portfolio Managers—

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	21

	Elena Khoziaeva	Investment Team Member	15

	Michael Whipple	Investment Team Member	12

Westwood	Mark R. Freeman	Executive Vice President and Chief Investment Officer	16

	Lisa Dong	Senior Vice President and Product Director	15

	Matt Lockridge	Vice President, Portfolio Manager and Research Analyst	5

	Scott Lawson	Vice President, Portfolio Manager and Senior Research Analyst	12

	Varun Singh	Vice President, Research Analyst	3

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

3

STATE FARM SMALL/MID CAP EQUITY FUND

(RSEOX) (RSETX) (RSEHX)

Investment Objective:    The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund” or the “Fund”) seeks long-term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	R-1	R-2	R-3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum account fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R-1	R-2	R-3
Management fees	0.80%	0.80%	0.80%
Distribution [and/or Service] (12b-1) fees	0.50%	0.30%	0.00%
Other Expenses	0.41%	0.42%	0.41%
Acquired Fund Fees & Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.73%	1.54%	1.23%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$176	$545	$939	$2,041
R-2	$157	$486	$839	$1,834
R-3	$125	$390	$676	$1,489

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”), select investments for the Small/Mid Cap Equity Fund. Bridgeway and Rainier each manage approximately one-half of the Small/Mid Cap Equity Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIMC”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the Fund’s portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its segment of the Fund in a diversified portfolio of small capitalization stocks. Bridgeway defines “small stocks” as those whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of approximately 2,000 companies that are between the 1,000th and 3,000th largest in the U.S. market with dividends reinvested. The Russell 2000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Bridgeway selects stocks using a statistically driven approach.

Bridgeway invests in small capitalization stocks in the “value” category, which it defines as those stocks that Bridgeway believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Under normal circumstances, at least 80% of Bridgeway’s portion of the Fund’s net assets (plus borrowings for investment purposes) is invested in stocks from among those in the small cap value category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s portfolio primarily in common stocks of foreign companies.

4

Bridgeway may sell individual securities for several reasons including: the investment purpose for purchasing the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Rainier

Rainier invests its segment of the Fund primarily (at least 80%) in the common stock of mid-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index, an index that includes the smallest 800 securities in the Russell 1000® Index.

The portfolio managed by Rainier will invest in a blend of stocks with both growth and value characteristics. In selecting common stocks for purchase by the Small/Mid Cap Equity Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Rainier may invest up to 20% of its segment of the Fund’s assets primarily in common stocks and depositary receipts of foreign companies.

Rainier considers the sale of specific common stock when fundamentals deteriorate; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Smaller Company Size Risk.    The securities of smaller capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 18.73%,

during the second quarter of 2009.

Worst quarter: -29.73%,

during the fourth quarter of 2008.

5

Average Annual Total Returns

(For the periods ended December 31, 2014)

Small/Mid Cap Equity Fund	1-Year	5-Year	10-Year
Class R-1	3.83%	13.81%	5.81%
Class R-2	3.98%	14.01%	6.00%
Class R-3	4.33%	14.39%	6.34%
Russell 2500 Index (reflects no deduction for fees, expenses, or taxes)	7.07%	16.36%	8.72%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Bridgeway and Rainier.

Portfolio Managers—

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	21

	Elena Khoziaeva	Investment Team Member	15

	Michael Whipple	Investment Team Member	12

Rainier	Mark W. Broughton	Senior Equity Portfolio Manager	More than 5

	James R. Margard	Senior Equity Portfolio Manager	More than 5

	Stacie Cowell	Senior Equity Portfolio Manager	More than 5

	Andrea L. Durbin	Senior Equity Portfolio Manager	More than 5

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

6

STATE FARM INTERNATIONAL EQUITY FUND

(RIEOX) (RIETX) (RIEHX)

Investment Objective:    The State Farm International Equity Fund (the “International Equity Fund” or the “Fund”) seeks long term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	R-1	R-2	R-3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum account fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R-1	R-2	R-3
Management fees	0.80%	0.80%	0.80%
Distribution [and/or Service] (12b-1) fees	0.50%	0.30%	0.00%
Other Expenses	0.56%	0.56%	0.56%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.86%	1.66%	1.36%
Less: Fee Waiver	-0.04%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver	1.82%	1.62%	1.32%

State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$185	$581	$1,002	$2,177
R-2	$165	$520	$ 898	$1,962
R-3	$134	$427	$ 741	$1,632

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”), select investments for the International Equity Fund. Marsico and Northern Cross each manage approximately one-half of the International Equity Fund’s portfolio. The Manager monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the Fund’s portfolio are discussed separately below.

Marsico

Marsico invests its portion of the International Equity Fund primarily in common stocks of foreign companies that it selects for their long-term growth potential. Marsico may invest its portion of the International Equity Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers or securities in the Fund’s portfolio may be based in or economically tied to the U.S. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macro-economic analysis that initially focuses on broad financial and economic indicators, with ‘bottom-up’ stock selection that initially focuses on individual stocks.

Marsico may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

7

Northern Cross

Northern Cross invests its portion of the International Equity Fund in securities issued by foreign companies, which it believes have the potential for long term margin expansion. Northern Cross primarily focuses on common stocks priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions, Northern Cross will invest its portion of the International Equity Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the International Equity Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

Northern Cross may sell individual securities for several reasons including: full valuation of the security has been achieved, fundamental deterioration of company prospects or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 25.48%,

during the second quarter of 2009.

Worst quarter: -23.60%,

during the fourth quarter of 2008.

Average Annual Total Returns

(For the periods ended December 31, 2014)

International Equity Fund	1-Year	5-Year	10-Year
Class R-1	-6.71%	4.33%	2.95%
Class R-2	-6.48%	4.53%	3.16%
Class R-3	-6.25%	4.86%	3.45%
MSCI ACWI ex.U.S. Index (reflects no deduction for fees, expenses, or taxes)	-3.87%	4.43%	5.13%

8

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Marsico and Northern Cross.

Portfolio Managers—

	Name	Title	Length of Service
Marsico	Munish Malhotra	Portfolio Manager, Senior Analyst	12

Northern Cross	Howard Appleby	Principal	11

	James LaTorre	Principal	11

	Jean-Francois Ducrest	Principal	11

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

9

STATE FARM S&P 500 INDEX FUND

(RSPOX) (RSPTX) (RSPHX)

Investment Objective:    The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund” or the “fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	R-1	R-2	R-3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum account fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R-1	R-2	R-3
Management fees	0.18%	0.18%	0.18%
Distribution [and/or Service] (12b-1) fees	0.50%	0.30%	0.00%
Other Expenses	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses	1.06%	0.86%	0.56%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$108	$337	$585	$1,294
R-2	$ 88	$274	$477	$1,061
R-3	$ 57	$179	$313	$ 701

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

The S&P Index Fund seeks to achieve investment performance that is similar to the S&P 500 Index (the Fund’s target benchmark). The S&P 500 Index is a widely used measure of large U.S. company stock performance. Standard & Poor’s (“S&P”) selects stocks for the S&P 500 Index based upon the following factors:

•	market value

•	industry group classification (so that the S&P 500 Index represents a broad range of industry segments within the U.S. economy)

•	trading activity, to ensure ample liquidity and efficient share pricing

•	fundamental analysis, to ensure that companies in the S&P 500 Index are stable

The S&P 500 Index Fund pursues its investment objective by:

•	investing in substantially all of the securities that make up the S&P 500 Index

•	investing in these securities in proportions that match, approximately, the weightings of the S&P 500 Index

Under normal operating conditions, the S&P 500 Index Fund seeks to invest at least 90% of its total assets in stocks that are represented in the S&P 500 Index.

BlackRock Fund Advisors (“BFA”) may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

10

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in their attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, State Farm Investment Management Corp. (“SFIMC” or the “Manager”) or to the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table compares the Fund’s average annual total returns for the periods listed to measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 15.67%,

during the second quarter of 2009.

Worst quarter: -22.18%,

during the fourth quarter of 2008.

Average Annual Total Returns

(For the periods ended December 31, 2014)

S&P 500 Index Fund	1-Year	5-Year	10-Year
Class R-1	12.45%	14.23%	6.55%
Class R-2	12.69%	14.46%	6.76%
Class R-3	12.95%	14.77%	7.08%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Sub-Adviser—The Fund is sub-advised by BFA.

Portfolio Managers of BFA—

Name	Title	Length of Service (Years)
Greg Savage	Managing Director	Since May 2012

Christopher Bliss	Managing Director	Since May 2012

Alan Mason	Managing Director	Since February 2014

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

11

STATE FARM SMALL CAP INDEX FUND

(RSIOX) (RSITX) (RSIHX)

Investment Objective:    The State Farm Small Cap Index Fund (the “Small Cap Index Fund” or the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	R-1	R-2	R-3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum account fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R-1	R-2	R-3
Management fees	0.33%	0.33%	0.33%
Distribution [and/or Service] (12b-1) fees	0.50%	0.30%	0.00%
Other Expenses	0.43%	0.43%	0.43%
Acquired Fund Fees & Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.31%	1.11%	0.81%
Less: Fee Waiver	-0.01%	-0.01%	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver	1.30%	1.10%	0.80%

State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$132	$414	$717	$1,578
R-2	$112	$352	$611	$1,351
R-3	$ 82	$258	$449	$1,001

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

Northern Trust Investments, Inc. (“NTI”), sub-adviser to the Small Cap Index Fund, seeks to achieve investment performance for the Small Cap Index Fund that is similar to the Russell 2000 Index.

The Russell 2000 Index is an index of 2,000 small companies that is created by taking the largest 3,000 companies traded in the U.S. and eliminating the largest 1,000 of those companies.

NTI pursues its investment objective by investing in companies contained in the Russell 2000 Index based upon replication and optimization modeling techniques.

Under normal operating conditions, NTI seeks to invest at least 80% of the Fund’s total assets primarily in the common stocks of companies included in the Russell 2000 Index, in weights that approximate the relative composition of the securities contained in the index.

NTI may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•	Market Risk. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or

12

economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Smaller Company Size Risk.    The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, the Manager or to the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 20.43%,

during the second quarter of 2009.

Worst quarter: -26.32%,

during the fourth quarter of 2008.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Small Cap Index Fund	1-Year	5-Year	10-Year
Class R-1	3.61%	14.14%	6.41%
Class R-2	3.89%	14.38%	6.62%
Class R-3	4.15%	14.70%	6.94%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	4.89%	15.55%	7.77%

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Sub-Adviser—The Fund is sub-advised by NTI.

Portfolio Managers—Brent Reeder is the portfolio manager primarily responsible for the day to day management of the Fund. Mr. Reeder is a Senior Vice President and has been with NTI since 1993.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

13

STATE FARM INTERNATIONAL INDEX FUND

(RIIOX) (RIITX) (RIIHX)

Investment Objective:    The State Farm International Index fund (the “International Index Fund” or the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley International Europe, Australasia, and Far East Free Index (“EAFE Free Index”).

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	R-1	R-2	R-3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum account fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R-1	R-2	R-3
Management fees	0.48%	0.48%	0.48%
Distribution [and/or Service] (12b-1) fees	0.50%	0.30%	0.00%
Other Expenses	0.55%	0.55%	0.55%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.53%	1.33%	1.03%
Less: Fee Waiver	-0.03%	-0.03%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver	1.50%	1.30%	1.00%

State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$153	$480	$831	$1,821
R-2	$132	$418	$726	$1,599
R-3	$102	$325	$566	$1,257

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

Northern Trust Investments, Inc. (“NTI”), sub-adviser to the International Index Fund, seeks to achieve investment performance for the International Index Fund that is similar to the EAFE Free Index. The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries, Australia, Israel, New Zealand, Hong Kong, Japan and Singapore. NTI selects the securities contained in the EAFE Free Index based upon replication and optimization modeling techniques. Under normal operating conditions, NTI seeks to invest at least 80% of its total assets primarily in the common stock of companies included in the EAFE Free Index, in weights that approximate the relative composition of the securities contained in the index.

NTI may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

14

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, the Manager or to the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 25.40%,

during the second quarter of 2009.

Worst quarter: -20.33%,

during the third quarter of 2011.

Average Annual Total Returns

(For the periods ended December 31, 2014)

International Index Fund	1-Year	5-Year	10-Year
Class R-1	-6.65%	3.88%	3.06%
Class R-2	-6.49%	4.07%	3.25%
Class R-3	-6.18%	4.39%	3.56%
EAFE Free Index (reflects no deduction for fees, expenses, or taxes)	-4.90%	5.33%	4.43%

15

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by NTI.

Portfolio Managers—Steven Santiccioli is the portfolio manager primarily responsible for the day to day management of the Fund. Steven Santiccioli is a Vice President and has been with NTI since 2003.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

16

STATE FARM EQUITY AND BOND FUND

(REBOX) (REBTX) (REBHX)

Investment Objective:    The State Farm Equity and Bond Fund (the “Equity and Bond Fund” or the “Fund”) seeks long term growth of principal while providing some current income.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	R-1	R-2	R-3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum account fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R-1	R-2	R-3
Management fees	0.00%	0.00%	0.00%
Distribution [and/or Service] (12b-1) fees	0.50%	0.30%	0.00%
Other Expenses	0.15%	0.15%	0.15%
Acquired Fund Fees & Expenses	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.37%	1.17%	0.87%
Less: Fee Waiver	-0.08%	-0.08%	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver	1.29%	1.09%	0.79%

State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to reimburse the Fund for expenses the Fund pays. The reimbursement is in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified level for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$131	$426	$742	$1,639
R-2	$111	$364	$636	$1,413
R-3	$ 81	$270	$474	$1,065

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Equity and Bond Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund, two other funds of State Farm Mutual Fund Trust. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately 40% of its net assets in shares of the State Farm Bond Fund. The Equity and Bond Fund never invests more than 75% of its net assets in either underlying Fund.

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Equity Fund. Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s portfolio.

Bridgeway primarily invests its portion of the Equity Fund in a diversified portfolio of large growth stocks. Bridgeway selects stocks within the large-cap growth category for the Equity Fund using a statistically driven approach.

Westwood primarily invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow.

The Manager selects investments for the Bond Fund. The Bond Fund is invested primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that the Manager has determined to be of comparable quality. A bond is investment grade if Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) has rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as “junk bonds.”

17

The Manager, Bridgeway, and Westwood may sell individual securities in the underlying funds for several reasons including: the investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject a fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by a fund’s investment adviser or sub-adviser of the securities to be purchased or sold by a fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds a fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, a fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to a fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

Liquidity Risk.    The investment adviser or sub-adviser to a fund may have difficulty selling securities a fund holds at the time it would like to sell, and at the value a fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds a fund holds will decline in value due to falling interest rates.

An investment in this Fund may be appropriate for you if you are seeking long term growth potential and some current income, or if you are seeking the convenience of a balanced portfolio of stocks and bonds in a single investment. You may not want to invest in this Fund if you have a short term investment horizon, want the greater growth potential of an investment entirely in equity securities or are unwilling to accept share price fluctuation.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 8.42%,

during the second quarter of 2009.

Worst quarter: -13.98%,

during the fourth quarter of 2008.

18

Average Annual Total Returns

(For the periods ended December 31, 2014)

Equity and Bond Fund	1-Year	5-Year	10-Year
Class R-1	10.79%	10.09%	4.69%
Class R-2	11.11%	10.29%	4.91%
Class R-3	11.39%	10.65%	5.23%
Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	10.13%	11.09%	6.72%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%
SFIMC computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Sub-Adviser—The equity portion of the Fund is sub-advised by Bridgeway and Westwood.

Portfolio Managers—

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	21

	Elena Khoziaeva	Investment Team Member	15

	Michael Whipple	Investment Team Member	12
Westwood	Mark R. Freeman	Executive Vice President and Chief Investment Officer	16

	Lisa Dong	Senior Vice President and Product Director	15

	Matt Lockridge	Vice President, Portfolio Manager and Research Analyst	5

	Scott Lawson	Vice President, Portfolio Manager and Senior Research Analyst	12

	Varun Singh	Vice President, Research Analyst	3

SFIMC	Joe Young	Vice President—State Farm Investment Management Corp.; Vice President—Fixed Income, State Farm Mutual Automobile Insurance Company	4

	Duncan Funk	Assistant Vice President—State Farm Investment Management Corp.; Senior Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company	17

19

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

20

STATE FARM BOND FUND

(SRBOX) (SRBTX) (SRBHX)

Investment Objective:    The State Farm Bond Fund (the “Bond Fund” or the “Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	R-1	R-2	R-3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum account fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

	R-1	R-2	R-3
Management fees	0.10%	0.10%	0.10%
Distribution [and/or Service] (12b-1) fees	0.50%	0.30%	0.00%
Other Expenses	0.38%	0.38%	0.38%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.98%	0.78%	0.48%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$100	$312	$542	$1,201
R-2	$ 80	$249	$433	$ 966
R-3	$ 49	$154	$269	$ 604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that State Farm Investment Management Corp. (“SFIMC” or the “Manager”) has determined to be of comparable quality. A bond is investment grade if Moody’s Investors Service, Inc. (“Moody’s”) or S&P has rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as “junk bonds.” The Bond Fund may invest in any of the following instruments:

•	Corporate Debt Securities: investment grade securities issued by corporations and to a limited extent (up to 20% of its assets), in lower rated securities

•	U.S. Government Debt Securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities

•	Foreign Government Debt Securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars

•	Asset Backed and Mortgage Backed Securities: investment grade securities backed by mortgages, consumer loans and other assets

•

Other Issuer Debt Securities:    the Fund may invest up to 20% of its assets in non-investment grade debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

The Manager may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

21

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline in value due to falling interest rates.

You may want to invest in the Fund if you are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Fund if you are investing for maximum return over a long time horizon, want the greater growth potential of an investment in equity securities or require stability of your principal.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 3.97%,

during the third quarter of 2011.

Worst quarter: -3.58%,

during the second quarter of 2013.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Bond Fund	1-Year	5-Year	10-Year
Class R-1	5.30%	3.46%	3.94%
Class R-2	5.42%	3.65%	4.12%
Class R-3	5.83%	3.97%	4.45%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%

22

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers—

Name	Title	Length of Service (Years)
Joe Young	Vice President—State Farm Investment Management Corp.; Vice President—Fixed Income, State Farm Mutual Automobile Insurance Company	4

Duncan Funk	Assistant Vice President—State Farm Investment Management Corp.; Senior Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company	17

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

23

STATE FARM MONEY MARKET FUND

(SFIXX) (SFWXX) (SFEXX)

Investment Objective:    The State Farm Money Market Fund (the “Money Market Fund” or the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	R-1	R-2	R-3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum account fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R-1	R-2	R-3
Management fees	0.10%	0.10%	0.10%
Distribution [and/or Service] (12b-1) fees	0.40%	0.20%	0.00%
Other Expenses	0.41%	0.41%	0.41%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.91%	0.71%	0.51%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$93	$290	$504	$1,120
R-2	$73	$227	$395	$ 883
R-3	$52	$164	$285	$ 640

Principal Investment Strategies

Unlike the other Funds, the Money Market Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

Among the securities that the Money Market Fund may invest in are the following:

•

Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. government agencies such as the Federal National Mortgage Association.

•

Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a Nationally Recognized Statistical Rating Organizations (“NRSRO”).

•	Repurchase agreements with certain parties.

•

Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

•	Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

•	Securities backed by mortgages, consumer loans and other assets.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment by maintaining a stable NAV of $1.00 per share, the Fund may not succeed and you may lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

24

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Income Risk. The risk that the income from the bonds a fund holds will decline in value due to falling interest rates.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

An investment in the Fund may be appropriate for you if you seek stability of principal, an investment for the cash portion of an asset allocation plan or are looking for an investment with a lower degree of risk. The Fund may not be suitable for you if you are seeking an investment that is likely to significantly outpace inflation, are investing for retirement or other longer term goals or are investing for growth or maximum current income.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table provides the Fund’s average annual total returns for the periods listed. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 1.12%,

during the fourth quarter of 2006.

Worst quarter: 0.00%,

during the fourth quarter of 2014.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Money Market Fund	1-Year	5-Year	10-Year
Class R-1	0.00%	0.00%	1.24%
Class R-2	0.00%	0.00%	1.32%
Class R-3	0.00%	0.00%	1.40%

The Money Market Fund’s current seven-day yield on December 31, 2014 was 0.0000% for R1 shares, 0.0000% for R2 shares, and 0.0030% for R3 shares.

Fund Management

Investment Adviser—The investment adviser to the Fund is State Farm Investment Management Corp.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

25

STATE FARM LIFEPATH RETIREMENT FUND

(RLROX) (RLRTX) (RLRHX)

Investment Objective:    The investment objective of the State Farm LifePath Retirement Fund (the “LifePath Retirement Fund” or “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Retirement Fund will be broadly diversified across global asset classes.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	R-1	R-2	R-3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum account fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R-1	R-2	R-3
Management fees	1.02%	1.02%	1.02%
Distribution [and/or Service] (12b-1) fees	0.50%	0.30%	0.00%
Other Expenses	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.88%	1.68%	1.38%
Less: Fee Waivers	-0.40%	-0.40%	-0.40%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.48%	1.28%	0.98%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio (“MIP”) independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$151	$550	$975	$2,159
R-2	$130	$488	$871	$1,944
R-3	$100	$395	$713	$1,612

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The LifePath Retirement Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy. The LifePath Master Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a

26

multi-dimensional approach to assess risk for the LifePath Master Portfolio and to determine the LifePath Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath Retirement Portfolio held approximately 41% of its assets in Underlying Funds that invest primarily in equity securities, 59% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Because the LifePath Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the LifePath Retirement Fund’s risk profile.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Master Portfolio to sell assets at inopportune

27

times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

•

Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

•

Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•

Investment Style Risk.    Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of

28

favor, the Fund may underperform other funds that use different investment styles.

•

Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mortgage- and Asset-Backed Securities Risk.    Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath Retirement Fund must maintain cash balances to meet redemption requests which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

29

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 9.56%,

during the third quarter of 2009.

Worst quarter: -7.96%,

during the fourth quarter of 2008.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath Retirement Fund	1-Year	5-Year	10-Year
Class R-1	4.16%	5.86%	4.30%
Class R-2	4.44%	6.08%	4.52%
Class R-3	4.68%	6.39%	4.83%
Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	5.16%	7.12%	5.58%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%

The blended benchmark is a hypothetical representation of the performance of the LifePath Retirement Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Retirement Fund’s custom benchmark are adjusted quarterly to reflect the LifePath Retirement Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath Retirement Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Bloomberg Commodity Index and Barclays U.S. TIPS Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath Retirement Master Portfolio—

Name	Title	Length of Service (Years)

Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

30

STATE FARM LIFEPATH 2020 FUND

(RAWOX) (RAWTX) (RAWHX)

Investment Objective:    The investment objective of the State Farm LifePath 2020 Fund (the “LifePath 2020 Fund” or the “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2020 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	R-1	R-2	R-3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum account fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R-1	R-2	R-3
Management fees	1.04%	1.04%	1.04%
Distribution [and/or Service] (12b-1) fees	0.50%	0.30%	0.00%
Other Expenses	0.35%	0.35%	0.35%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.89%	1.69%	1.39%
Less: Fee Waivers	-0.41%	-0.41%	-0.41%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.48%	1.28%	0.98%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio (“MIP”) independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$151	$554	$983	$2,178
R-2	$130	$493	$879	$1,964
R-3	$100	$400	$721	$1,633

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The LifePath 2020 Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

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LifePath 2020 Master Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. LifePath 2020 Master Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2020 Master Portfolio and to determine the LifePath 2020 Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath 2020 Portfolio held approximately 54% of its assets in Underlying Funds that invest primarily in equity securities, 46% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Fund increasingly conservative with lower expected return.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates

32

has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Master Portfolio to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

•

Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

•

Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•	Investment Style Risk. Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed

33

better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

•

Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mortgage- and Asset-Backed Securities Risk.    Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath 2020 Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

34

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 13.56%,

during the second quarter of 2009.

Worst quarter: -14.39%,

during the fourth quarter of 2008.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath 2020 Fund	1-Year	5-Year	10-Year
Class R-1	4.37%	6.83%	4.35%
Class R-2	4.58%	7.04%	4.54%
Class R-3	4.88%	7.36%	4.81%
Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	5.46%	8.21%	5.71%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%

The blended benchmark is a hypothetical representation of the performance of the LifePath 2020 Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath 2020 Fund’s custom benchmark are adjusted quarterly to reflect the LifePath 2020 Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath 2020 Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Bloomberg Commodity Index and Barclays U.S. TIPS Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath 2020 Master Portfolio—

Name	Title	Length of Service (Years)

Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

35

STATE FARM LIFEPATH 2030 FUND

(RAYOX) (RAYTX) (RAYHX)

Investment Objective:    The investment objective of the State Farm LifePath 2030 Fund (the “LifePath 2030 Fund” or the “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	R-1	R-2	R-3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum account fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R-1	R-2	R-3
Management fees	1.07%	1.07%	1.07%
Distribution [and/or Service] (12b-1) fees	0.50%	0.30%	0.00%
Other Expenses	0.35%	0.35%	0.35%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.92%	1.72%	1.42%
Less: Fee Waivers	-0.44%	-0.44%	-0.44%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.48%	1.28%	0.98%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio (“MIP”) independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$151	$560	$996	$2,208
R-2	$130	$499	$892	$1,994
R-3	$100	$406	$734	$1,664

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The LifePath 2030 Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

36

LifePath 2030 Master Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. LifePath 2030 Master Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2030 Master Portfolio and to determine the LifePath 2030 Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath 2030 Portfolio held approximately 75% of its assets in Underlying Funds that invest primarily in equity securities, 25% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Fund increasingly conservative with lower expected return.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates

37

has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Master Portfolio to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

•

Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk —When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

•

Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•	Investment Style Risk. Under certain market conditions, growth investments have performed better during the later stages

38

of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

•

Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mortgage- and Asset-Backed Securities Risk.    Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath 2030 Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

39

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 16.38%,

during the second quarter of 2009.

Worst quarter: -18.08%,

during the fourth quarter of 2008.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath 2030 Fund	1-Year	5-Year	10-Year
Class R-1	4.59%	7.79%	4.45%
Class R-2	4.79%	7.99%	4.66%
Class R-3	5.15%	8.32%	4.98%
Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	5.83%	9.30%	5.95%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%

The blended benchmark is a hypothetical representation of the performance of the LifePath 2030 Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath 2030 Fund’s custom benchmark are adjusted quarterly to reflect the LifePath 2030 Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath 2030 Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Bloomberg Commodity Index and Barclays U.S. TIPS Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath 2030 Master Portfolio—

Name	Title	Length of Service (Years)
Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

40

STATE FARM LIFEPATH 2040 FUND

(RAUOX) (RAUTX) (RAUHX)

Investment Objective:    The investment objective of the State Farm LifePath 2040 Fund (the “LifePath 2040 Fund” or the “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	R-1	R-2	R-3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum account fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R-1	R-2	R-3
Management fees	1.09%	1.09%	1.09%
Distribution [and/or Service] (12b-1) fees	0.50%	0.30%	0.00%
Other Expenses	0.36%	0.36%	0.36%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.95%	1.75%	1.45%
Less: Fee Waiver	-0.46%	-0.46%	-0.46%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.49%	1.29%	0.99%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio (“MIP”) independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$152	$568	$1,010	$2,238
R-2	$131	$506	$ 906	$2,024
R-3	$101	$413	$ 748	$1,696

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The LifePath 2040 Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

41

LifePath 2040 Master Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. LifePath 2040 Master Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2040 Master Portfolio and to determine the LifePath 2040 Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath 2040 Portfolio held approximately 94% of its assets in Underlying Funds that invest primarily in equity securities, 6% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Fund increasingly conservative with lower expected return.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates

42

has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Master Portfolio to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

•

Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

•

Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•	Investment Style Risk. Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed

43

better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

•

Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mortgage- and Asset-Backed Securities Risk.    Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath 2040 Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

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Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 18.75%,

during the second quarter of 2009.

Worst quarter: -20.92%,

during the fourth quarter of 2008.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath 2040 Fund	1-Year	5-Year	10-Year
Class R-1	4.79%	8.52%	4.46%
Class R-2	4.96%	8.71%	4.68%
Class R-3	5.32%	9.03%	5.09%
Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	6.10%	10.13%	6.07%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%

The blended benchmark is a hypothetical representation of the performance of the LifePath 2040 Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath 2040 Fund’s custom benchmark are adjusted quarterly to reflect the LifePath 2040 Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath 2040 Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Bloomberg Commodity Index and Barclays U.S. TIPS Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath 2040 Master Portfolio—

Name	Title	Length of Service (Years)
Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

45

STATE FARM LIFEPATH 2050 FUND

(RAVRX) (RAVSX)

Investment Objective:    The investment objective of the State Farm LifePath 2050 Fund (the “LifePath 2050 Fund” or the “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	R-1	R-2
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load)	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R-1	R-2
Management fees	1.10%	1.10%
Distribution [and/or Service] (12b-1) fees	0.50%	0.30%
Other Expenses	0.41%	0.42%
Total Annual Fund Operating Expenses	2.01%	1.82%
Less: Fee Waivers	-0.48%	-0.48%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.53%	1.34%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio (“MIP”) independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
R-1	$156	$582	$1,034	$2,290
R-2	$136	$524	$936	$2,088

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The LifePath 2050 Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy. LifePath 2050 Master Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. LifePath 2050 Master Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2050 Master

46

Portfolio and to determine the LifePath 2050 Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath 2050 Portfolio held approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Fund increasingly conservative with lower expected return.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Master Portfolio to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

47

•

Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

•

Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•

Investment Style Risk.    Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

48

•

Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mortgage- and Asset-Backed Securities Risk.    Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath 2050 Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class R-1 shares. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

49

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 20.73%,

during the second quarter of 2009.

Worst quarter: -16.98%,

during the third quarter of 2011.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath 2050 Fund	1-Year	5-Year	07/14/2008 to 12/31/2014
Class R-1	4.94%	9.13%	5.58%
Class R-2	5.20%	9.33%	5.79%
Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	6.45%	10.86%	7.31%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%

The blended benchmark is a hypothetical representation of the performance of the LifePath 2050 Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath 2050 Fund’s custom benchmark are adjusted quarterly to reflect the LifePath 2050 Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath 2050 Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, Bloomberg Commodity Index and the FTSE EPRA/NAREIT Developed Real Estate Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath 2050 Master Portfolio—

Name	Title	Length of Service (Years)
Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

50

INVESTOR PROFILE

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, and the International Index Fund each invests a significant portion of its assets in equity securities, which represent an ownership interest in a business and the value of which fluctuates widely over short or even extended periods in response to company, market or economic news. These Funds are designed for investors with long-term investment objectives similar to those expressed by the applicable Fund.

You may want to invest in these Funds if you can tolerate the price fluctuations and volatility that are inherent in investing in a mutual fund that primarily invests in equity securities, want to diversify your investments, are seeking a growth investment as part of an asset allocation program or are investing for retirement or other goals that are many years in the future. You may not want to invest in these Funds if you are investing with a shorter investment time horizon in mind, are seeking income rather than capital appreciation or are uncomfortable with an investment whose value is likely to vary substantially.

You may want to invest in the Equity and Bond Fund and/or one or more LifePath Funds if you are seeking long-term growth potential and some current income, or if you are seeking the convenience of a balanced portfolio of stocks and bonds in a single investment. You may not want to invest in these Funds if you have a short-term investment horizon, want the greater growth potential of an investment entirely in equity securities or are unwilling to accept share price fluctuations.

You may want to invest in the Bond Fund if you are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Bond Fund if you are investing for maximum return over a long time horizon, want the greater growth potential of an investment in equity securities or require stability of your principal.

You should consider investing in the Money Market Fund if you are seeking stability of principal, are seeking an investment for the cash portion of an asset allocation plan or are looking for an investment with a lower degree of risk. You may not want to invest in the Money Market Fund if you are seeking and investment that is likely to significantly outpace inflation, are investing for retirement or other long-term goals, or are investing for growth or maximum current income.

51

HOW THE FUNDS INVEST

Each Fund has its own investment objective. The Trust’s Board of Trustees may change these investment objectives without a vote of the Trust’s shareholders. A Fund will provide shareholders with at least 60 days prior notice of any change in an investment objective.

The following discussion provides additional information about how certain Funds invest. The first part of this discussion relates to how the Funds, other than the State Farm LifePath Funds, invest. The second part of the discussion relates to how the State Farm LifePath Funds invest.

How the State Farm non-LifePath Funds Invest

Under ordinary circumstances, each Fund is substantially fully invested. Except for the S&P 500 Index Fund, the Small Cap Index Fund and the International Index Fund (each an “Equity Index Fund” and together the “Equity Index Funds”) and the Money Market Fund, each Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager or sub-adviser to a Fund determines that market or economic conditions warrant a temporary defensive position, the Funds each manage (or the applicable portion of such Fund) may hold up to 100% of their assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, a Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Each Fund may also:

•	Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis; and

•

Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of a Fund’s assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

Except for the Equity Index Funds, each Fund may, from time to time, borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed) for temporary purposes to pay for redemptions. A Fund may not purchase additional securities when borrowings exceed 5% of its total assets (including the amount borrowed).

Except for the segment of the Small/Mid Cap Equity Fund sub-advised by Rainier, the Funds do not generally anticipate engaging in active and frequent trading of portfolio securities as a principal investment strategy or as a by-product of a principal investment strategy.

Due to a sell discipline based in part on price targets, Rainier’s segment of the Small/Mid Cap Equity Fund may be actively traded. This is particularly true in a market environment where securities prices are rising rapidly. Generally, the rate of portfolio turnover will not be a deciding factor in Rainier’s determining whether to sell or hold securities for its segment of the Small/Mid Cap Equity Fund. A high portfolio turnover rate (100% or more) in that portion of the Small/Mid Cap Equity Fund has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which would negatively affect overall performance of the Small/Mid Cap Equity Fund. Active trading, however, can also be defensive and actually add to the Small/Mid Cap Equity Fund’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

S&P 500 Index Fund

The S&P 500 Index Fund invests mostly in stocks, although it may invest in stock index futures contracts and options on futures contracts. By investing in substantially all of the stocks within its benchmark index, the S&P 500 Index Fund avoids the risk of individual stock selection and, instead, tries to match the performance of its benchmark index, whether the index goes up or down.

The S&P 500 Index Fund attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal market conditions, the S&P 500 Index Fund seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index.

BFA does not manage the S&P 500 Index Fund according to traditional methods of “active” investment management, which involves buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, BFA utilizes a “passive” or indexing investment approach for the S&P 500 Index Fund, attempting to approximate the investment performance of the S&P 500 Index. BFA selects stocks for the S&P 500 Index Fund so that the overall investment characteristics of the S&P 500 Index Fund (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the S&P 500 Index.

The S&P 500 Index Fund may invest any assets not invested in stocks that are represented in the S&P 500 Index in:

•	the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);

•	other equity securities that are similar to the stocks in the S&P 500 Index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;

•	stock index futures contracts, options on such futures contracts; and/or

•	cash.

The S&P 500 Index Fund may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.

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From time to time, the portfolio composition of the S&P 500 Index Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of the S&P 500 Index, with a view to bringing the performance and characteristics of the S&P 500 Index Fund more closely in line with that of the S&P 500 Index.

BFA attempts to track the performance of the S&P 500 Index Fund’s benchmark index, but there is no assurance that BFA will be successful. The degree to which the S&P 500 Index Fund fails to track the performance of its benchmark index is referred to as the “tracking error.” BFA expects that, over time, the tracking error of the S&P 500 Index Fund will be less than 5%. BFA monitors the tracking error of the S&P 500 Index Fund on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that the S&P 500 Index Fund will achieve any particular level of tracking error. For more information on this subject, see the discussion of “tracking error” in the Trust’s Statement of Additional Information (“SAI”).

Another reason why the performance of the S&P 500 Index Fund may not always equal the performance of its benchmark index is because the performance of its benchmark index does not take into account operating expenses of the S&P 500 Index Fund.

The S&P 500 Index Fund may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If the S&P 500 Index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The S&P 500 Index Fund will not use futures contracts or options on futures contracts for speculation.

Small Cap Index Fund and International Index Fund

NTI serves as investment sub-adviser to the Small Cap Index Fund and the International Index Fund. These Funds invest mostly in stocks, although each may invest in stock index futures contracts and options on futures contracts. By investing in stocks within each Fund’s benchmark index, the Small Cap Index Fund and the International Index Fund avoid the risk of individual stock selection and, instead, try to match the performance of each Fund’s benchmark index, whether the index goes up or down.

The Small Cap Index Fund and the International Index Fund attempt to remain as fully invested as practicable in the stocks that are represented in each Fund’s benchmark index. Under normal market conditions, the Small Cap Index Fund and the International Index Fund seek to invest at least 80% of each Fund’s net assets in stocks that are represented in the Fund’s benchmark index and in stock index futures contracts on each Fund’s benchmark index.

NTI does not manage the Small Cap Index Fund and the International Index Fund according to traditional methods of “active” investment management, which involves buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, NTI utilizes a “passive” or indexing investment approach for the Small Cap Index Fund and the International Index Fund, attempting to approximate the investment performance of each Fund’s benchmark index. NTI will buy and sell securities for the Small Cap Index Fund and the International Index Fund in response to changes in each Fund’s benchmark index. NTI selects stocks for the Small Cap Index Fund and the International Index Fund so that the overall investment characteristics of each Fund (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of each Fund’s benchmark index.

The Small Cap Index Fund and the International Index Fund may invest any assets not invested in stocks that are represented in the Fund’s benchmark index in:

•	the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);

•

other equity securities that are similar to the stocks in the Fund’s benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;

•	stock index futures contracts, options on such futures contracts; and/or

•	cash.

The Small Cap Index Fund and the International Index Fund may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.

Neither the Small Cap Index Fund nor the International Index Fund generally hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Index Fund and the International Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which NTI will select utilizing certain replication and optimization modeling techniques. These replication and optimization modeling techniques may not be successful, and may result in the Small Cap Index Fund and the International Index Fund not tracking their respective indices with the same degree of accuracy that complete replication of the index would provide. As a result of these replication and optimization modeling techniques, the Small Cap Index Fund and the International Index Fund may not have the identical capitalization, industry and fundamental characteristics as their benchmark indices. Please refer to the Trust’s SAI for a more detailed discussion of the techniques that NTI employs in selecting the portfolio securities for these Funds.

From time to time, the portfolio composition of the Small Cap Index Fund and the International Index Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of the applicable benchmark index, with a view to bringing the performance and characteristics of these Funds more closely in line with that of each Fund’s applicable benchmark index.

NTI attempts to track the performance of the Small Cap Index Fund’s and the International Index Fund’s respective benchmark

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indices, but there is no assurance that NTI will be successful. The degree to which these Funds fail to track the performance of their benchmark indices is referred to as the “tracking error.” Northern Trust expects that, over time and under normal circumstances, the quarterly performance of the Small Cap Index Fund and the International Index Fund, before expenses, will track the performance of the applicable benchmark index within a 0.95 correlation coefficient.

The correlation coefficient, a concept from statistics, is a measure of how well trends in predicted values, such as the actual performance of the Small Cap Index Fund, follow trends in actual values, such as the performance of the Russell 2000 Index. The correlation coefficient is a measure of how well the predicted values “fit” with the actual values. The correlation coefficient is a number between -1 and 1. If there is no relationship between the predicted values and the actual values, the correlation coefficient is 0 or very low (the predicted values are no better than random numbers). As the strength of the relationship between the predicted values and actual values increases, so does the correlation coefficient. A perfect fit gives a coefficient of 1.0. Thus, when tracking an index, the higher the correlation coefficient, the better.

There can be no assurance that the Small Cap Index Fund and the International Index Fund will achieve any particular level of tracking error or correlation coefficient. For more information on this subject, see the discussion of “tracking error” in the Trust’s SAI.

Another reason why the performance of the Small Cap Index Fund and the International Index Fund may not always equal the performance of its benchmark index is because the performance of the benchmark index does not include operating expenses incurred by each Fund.

The Small Cap Index Fund and the International Index Fund may purchase stock index futures contracts on their benchmark indices or a comparable stock index to simulate investment in their benchmark indices. This may be done to rapidly gain exposure to the securities comprising a Fund’s benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If the Small Cap Index Fund or the International Index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The Small Cap Index Fund and the International Index Fund will not use futures contracts or options on futures contracts for speculation.

Equity and Bond Fund

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund. The Equity and Bond Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or may invest in the Money Market Fund to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and to serve as a short-term defense during periods of unusual volatility.

Bond Fund

The Bond Fund invests primarily in investment grade bonds (e.g., those bonds that S&P or Moody’s have rated within their respective four highest rating categories), and in the same types of securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund’s total assets will be invested in investment grade bonds or unrated debt securities that the Manager determines to be of equivalent quality. The Bond Fund may also invest in investment grade mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by financial institutions.

The Bond Fund usually maintains a duration target of less than 7 years and does not actively manage the portfolio based upon predictions of interest rates. Duration is a measure of sensitivity of bond prices to interest rate movements. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

In selecting bonds for the Fund, the Manager seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Fund may also invest up to 20% of its assets in the following securities:

•

Debt securities that S&P or Moody’s have rated lower than the four highest rating categories or comparable unrated debt securities. Bonds that are rated lower than BBB by S&P or Baa by Moody’s are often referred to as “junk bonds.” Rating agencies consider junk bonds to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. For more information, see “Description of Bond Ratings” in Appendix A of the SAI.

•

Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. Convertible securities are fixed income securities that are convertible into common stock at a specified price or conversion ratio.

•

Bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contact may result in an immediate and substantial loss (or gain) for the Fund. Similar risks exist for other types of derivatives. For this reason, the Fund will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund will invest in futures and options to (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund’s transaction costs, for hedging purposes or to add value when these instruments are favorably priced.

Money Market Fund

In selecting securities for the Money Market Fund, the Manager seeks highly liquid investments that present minimal credit risk. The

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Fund primarily invests in high quality short-term money market instruments. At the time of investment at least 97% of the Fund’s assets must be rated in the highest short-term category by at least two nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO, if only one has issued a rating), and 100% of the Fund’s assets must be invested in securities rated in the two highest rating categories at the time of investment. An NRSRO, such as Moody’s or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the securities’ issuer. The SAI has a detailed description of the various rating categories.

Among the securities that the Money Market Fund may invest in are the following:

•

Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. Government agencies such as the Federal National Mortgage Association.

•	Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

•	Repurchase agreements with certain parties.

•

Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

•	Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

•	Securities backed by mortgages, consumer loans and other assets.

Given the types of securities that the Fund invests in, the level of risk associated with the Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (for example, repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

More Information on Risk

Risk is inherent in all investing. Investing in a mutual fund - even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose some or all of the money you invested. Before you invest, you should carefully consider the risks that you assume when you invest in the Funds. There may be other risks that are not listed herein that could cause the value of your investment in a Fund to decline and that could prevent a Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that a Fund may use. For additional information regarding the risks of investing in a Fund, please refer to the SAI. The discussion below provides additional information about the risks of investing in foreign securities and then provides information about other risks of the investing in the Funds.

Foreign Securities

Investments in foreign securities, including those of foreign governments, involve additional risks not normally present when investing in comparable domestic securities.

Some securities of foreign companies and governments may be traded in the U.S., such as American Depository Receipts (“ADRs”), but most are traded primarily in foreign markets. The risks of investing in foreign securities include:

Currency Risk.    For securities that are based in value on foreign currencies (including ADRs), a Fund must buy the local currency to buy a foreign security and sell the same local currency after it sells the security. Therefore, the value of that security to a Fund is affected by the value of the local currency relative to the U.S. currency. As a result, if the value of the local currency falls relative to U.S. currency, the value of that security falls, even if the security has not decreased in value in its home country.

Political and Economic Risk.    Foreign investments can be subject to greater political and economic risks. In some countries, there is the risk that the government may take over assets or operations of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries.

Regulatory Risk.    In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to the U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, and it may be more difficult to obtain or enforce judgments against foreign entities.

Market Risks.    Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs.    Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as tax and custody costs, are generally higher than for domestic transactions.

Particular Risks for Developing Countries.    In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have, a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

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Other Risks

Investment Company Securities Risk.    The Funds may invest in securities of other investment companies, including exchange traded funds (“ETFs”), open-end funds and closed-end funds. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Large Company Risk.    The Equity Fund, International Equity Fund, S&P 500 Index Fund, International Index Fund, Equity and Bond Fund, the Bond Fund and the Money Market Fund may invest in securities of large capitalization companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion, which may affect share price. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies. Typically, large-cap companies are established, well-known companies; some may be multinationals, which may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Securities Issued by U.S. Government Sponsored Entities.    The Bond Fund, and indirectly the Equity and Bond Fund, may invest in U.S. Government and agency obligations. A fund’s investments in securities issued by U.S. Government sponsored entities, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. No assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so.

As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Liquidity Risk.    The Manager may have difficulty selling securities a Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

High Yield/High Risk Securities (Junk Bonds).     These securities tend to offer higher yields than higher-rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

High yield fixed-income securities usually present greater risk of loss of income and principal than higher-rated securities. For example, because investors generally perceive that there are greater risks associated with investing in medium- or lower-rated securities, the yields and price of such securities may tend to fluctuate more than those of higher-rated securities. Moreover, in the lower-quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the fixed-income securities market. The yield and price of medium-to lower-rated securities therefore may experience greater volatility than is the case with higher-rated securities.

Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Funds could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated securities therefore may be less than the prices used in calculating the Fund’s NAV.

Mortgage-Backed and Asset Backed Securities Risk.     Mortgage-backed and asset-backed securities are subject to prepayment risk, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Fund holding such securities would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the value of mortgage-backed and asset backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of

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such securities, and cause their value to decline more than traditional fixed-income securities. See “Mortgage-Backed Securities” and “Asset-Backed Securities” in the Trust’s SAI.

Additionally, certain types of mortgage-backed and asset backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to the Fund may be significant. Additionally, if a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

How the State Farm LifePath Funds Invest

The LifePath Funds seek to provide for retirement outcomes based on quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon. The LifePath Funds (other than the State Farm LifePath Retirement Fund) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the Fund’s name. For example, the State Farm LifePath 2020 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2020. Similarly, the State Farm LifePath 2050 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2050. The State Farm LifePath Retirement Fund is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.

Under ordinary circumstances, each LifePath Fund, through its investment in its corresponding Master Portfolio, is substantially fully invested.

The LifePath Investment Model

BFA serves as the Master Portfolios’ investment adviser.

Each LifePath Fund seeks to achieve its objective through an investment strategy that relies on one of BlackRock’s proprietary investment models. BlackRock employs a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes offered through the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Funds, BlackRock focuses on long-term targets and objectives. The progression over time of a LifePath Fund’s asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The LifePath Funds (through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds)) do not engage in active and frequent trading of portfolio securities as a principal investment strategy.

Under normal circumstances, the asset allocation of each LifePath Fund changes over time according to a predetermined “glide path” as the LifePath Fund approaches its target date indicated in its name. The glide path represents the shifting of asset classes over time. A LifePath Fund’s asset mix becomes more conservative—that is, it invests more of its assets in fixed income securities prior to retirement—as time elapses. This reflects the need for reduced investment risk as retirement approaches and the need for lower volatility of the LifePath Fund.

How It Works: Spending Your “Risk Budget” Wisely

One way to understand how the LifePath Funds adjust their asset allocation is to regard the statistically determined risk in each Fund as its “risk budget.” BlackRock’s analysis begins with a statistical determination of how much a hypothetical investor, with a given time horizon for investment, on average, can afford to lose. This tolerance for loss can be viewed as the Fund’s risk budget. This risk budget reflects BlackRock’s statistical determination of risk, and may not be appropriate to you in measuring the specific degree of risk you are willing to accept.

Different investment allocations can have the same risk of loss but with different expected returns. BlackRock seeks the Fund allocations that offer the highest expected return while keeping within a Fund’s statistically determined risk of loss.

Expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.

Principal Investments:

The LifePath Funds, through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds), may invest in the following investments:

•	money market instruments

•	bonds

•	stocks, including:

•	stocks of the largest U.S. companies

•	stocks of all other publicly traded U.S. companies

•	stocks of issuers located outside the U.S., including those located in emerging markets

•	real estate investment trusts (“REITs”)

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Within stocks and bonds are sub-categories of securities:

•	U.S. stocks can be separated according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

•

Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of the value of a company’s traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lower price-to-book ratios are considered value stocks.

•

U.S. Government bonds, bonds issued by corporations, mortgage-backed securities, high yield bonds and foreign bonds form five separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term, intermediate-term and short-term.

•	Commodities.

•	Derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

While the model does not allocate among each of these sub-categories and the Underlying Funds do not generally correspond to the sub-categories, all of these sub-categories are included within the various Underlying Funds.

Each Master Portfolio may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in Underlying Funds and unaffiliated exchange traded funds, which are designed to provide commodity exposure without direct investment in physical commodities or commodities futures contracts.

The following table lists the Underlying Funds and the approximate asset allocations for each Master Portfolio as of March 31, 2015. BFA allocates each Master Portfolio’s assets among the Underlying Funds based on each Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage. BFA may add, eliminate or replace Underlying Funds at any time.

UNDERLYING FUNDS (As of March 31, 2015)
	LifePath Retirement	LifePath 2020	LifePath 2030	LifePath 2040	LifePath 2050
CAPITAL GROWTH
Master Investment Portfolio—Active Stock Master Portfolio	9%	16%	23%	27%	30%
Master Series—Small Cap Index Series	4%	4%	3%	2%	2%
BlackRock Commodity Strategies Fund	3%	3%	3%	4%	4%
iShares Cohen & Steers REIT ETF	—	2%	4%	6%	7%
BlackRock Emerging Markets Fund, Inc.	2%	3%	4%	5%	6%
iShares MSCI Canada ETF	1%	1%	1%	2%	2%
iShares International Developed Real Estate ETF	—	1%	3%	5%	6%
iShares MSCI EAFE Small-Cap Index Fund	1%	1%	2%	3%	3%
Master Investment Portfolio—International Tilts Master Portfolio	8%	11%	15%	19%	21%
Master Investment Portfolio—Russell 1000 Index Master Portfolio	12%	11%	15%	20%	18%
CAPITAL GROWTH and INCOME
Master Investment Portfolio—CoreAlpha Bond Master Portfolio	50%	40%	23%	6%	1%
iShares TIPS Bond ETF	9%	6%	2%	—	—

Note: The allocation percentages may not add to 100% due to rounding

Although each LifePath Fund’s target allocation may shift over time depending on market conditions, each LifePath Fund’s target asset allocation is expected to be 40% in Underlying Funds that invest primarily in equity and 60% in Underlying Funds that invest primarily in fixed income by its retirement date. The target allocation is the mix of asset classes within the LifePath Fund.

The following table illustrates each LifePath Fund’s target allocation among asset classes as of March 31, 2015:

	Equity Funds (includes REITs and commodity funds)	Bond Funds
LifePath Retirement Fund	40%	60%
LifePath 2020 Fund	53%	47%
LifePath 2030 Fund	75%	25%
LifePath 2040 Fund	93%	7%
LifePath 2050 Fund	98%	2%

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Description of Underlying Funds

Each LifePath Fund may invest in some or all of the Underlying Funds described below at any given time. Please refer to the chart above for each Master Portfolio’s approximate target asset allocation for each Underlying Fund as of March 31, 2015.

Each of the Underlying Funds that is an ETF seeks to reproduce index returns gross of management fees and other costs, and is not actively managed. Some of the Underlying Funds in which the Master Portfolios may invest are actively managed funds that rely on portfolio managers for investment determinations.

In managing the ETFs, (with the exception of one ETF that is not advised by BlackRock), BFA uses an indexing strategy called representative sampling. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy are expected to have, in the aggregate, investment characteristics (based on market factors such as capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relative underlying index. Underlying Funds that use representative sampling may or may not hold all of the securities that are included in the relevant underlying index.

Active Stock Master Portfolio    seeks to provide long-term appreciation of capital. Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. Active Stock Master Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio primarily in five major categories of equity securities: equity securities of large cap U.S. companies that BFA believes have good prospects for earnings growth, equity securities of mid to large cap U.S. companies that BFA believes have shown above-average growth rates in earnings over the long-term, equity securities of large cap U.S. companies that BFA believes have good prospects for capital appreciation and current income, equity securities of large cap U.S. companies that BFA believes are undervalued, and equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Russell 1000® Index that BFA selects using a proprietary quantitative model. Drawing on its analysis of financial trends and market conditions, BFA monitors and adjusts those allocations from time to time. Active Stock Master Portfolio has wide flexibility in the relative weightings given to each category. Active Stock Master Portfolio may also invest in securities of foreign issuers from any country and may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

ACWI ex-US Index Master Portfolio    seeks to match the performance of the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) in U.S. dollars with net dividends as closely as possible before the deduction of ACWI ex-US Index Master Portfolio expenses. ACWI ex-US Index Master Portfolio will be substantially invested in securities in the MSCI ACWI ex-US Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex-US Index. ACWI ex-US Index Master Portfolio will not attempt to buy or sell securities based on BFA’s economic, financial or market analysis, but will instead employ a “passive” investment approach.

BlackRock Cash Funds: Institutional    seeks a high level of income consistent with liquidity and the preservation of capital. BlackRock Cash Funds: Institutional invests in high-quality, short-term money market instruments. Under normal circumstances, BlackRock Cash Funds: Institutional expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

BlackRock Commodity Strategies Fund    seeks total return. BlackRock Commodity Strategies Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors. One strategy focuses on investments in commodity-linked derivatives. To meet coverage and collateral requirements associated with these derivative investments, and to invest excess cash, BlackRock Commodity Strategies Fund holds a portion of its portfolio in investment-grade short-term fixed-income securities. The other strategy focuses on equity investments in commodity-related companies, including, but not limited to, companies operating in the mining, energy and agricultural sectors. BlackRock Commodity Strategies Fund invests in equity securities of such companies in order to complement the commodity exposures achieved through investments in commodity-linked derivatives. Taken together, these two strategies offer broad exposure to global commodities market trends across asset classes, industries, sectors, and regions.

BlackRock Emerging Markets Fund, Inc.    seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal conditions, BlackRock Emerging Markets Fund, Inc. invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets. Equity securities consist primarily of common and preferred stocks and depositary receipts, and include securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock. A developing capital market is the market of any country that the World Bank, the International Finance Corporation, the United Nations or its authorities have determined to have a low or middle income economy. Countries with developing capital markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. For this purpose, developing capital markets include, but are not limited to, the markets of all countries that comprise the MSCI Emerging Markets Index. BlackRock Emerging Markets Fund, Inc. may also consider an issuer to be located in a country that has a

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developing capital market if at least 50% of the issuer’s assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries.

Bond Index Master Portfolio    seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index (the “Barclays U.S. Aggregate Index”). Securities are selected for investment by Bond Index Master Portfolio in accordance with their relative proportion within the Barclays U.S. Aggregate Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. BFA considers investments that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments comprising Bond Index Master Portfolio’s benchmark index. Bond Index Master Portfolio is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under normal circumstances, at least 90% of the value of Bond Index Master Portfolio’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Barclays U.S. Aggregate Index, which, for Bond Index Master Portfolio, are considered bonds.

CoreAlpha Bond Master Portfolio    seeks to provide a combination of income and capital growth. BAL invests CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BAL’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; debt obligations of issuers located in countries other than the U.S., including countries in emerging markets; municipal securities; asset-backed securities; and U.S. registered dollar-denominated debt obligations of foreign issuers. CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. CoreAlpha Bond Master Portfolio may invest up to 10% of its assets in securities rated below investment grade (“high yield” or “junk” bonds). CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration and in derivatives based on foreign currencies.

International Tilts Master Portfolio    seeks to provide long-term returns in excess of the total rate of return of the MSCI Europe Australasia Far East Index (the “MSCI EAFE Index”). Under normal circumstances, International Tilts Master Portfolio seeks to invest a majority of its net assets plus any borrowings for investment purposes in non-U.S. equity securities and equity like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada. International Tilts Master Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time International Tilts Master Portfolio may invest in shares of companies through “new issues” or initial public offerings. International Tilts Master Portfolio may also invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

Master Small Cap Index Series    seeks to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of fund expenses. Master Small Cap Index Series employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. Master Small Cap Index Series will be substantially invested in securities in the Russell 2000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller capitalization stocks. Master Small Cap Index Series may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, Master Small Cap Index Series may invest in a statistically selected sample of the stocks included in the Russell 2000 and derivative instruments linked to the Russell 2000. Master Small Cap Index Series will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.

Russell 1000 Index Master Portfolio    seeks to match the performance of the Russell 1000® Index (the “Russell 1000”) as closely as possible before the deduction of fund expenses. Russell 1000 Index Master Portfolio employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000. Russell 1000 Index Master Portfolio will be substantially invested in equity securities in the Russell 1000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000. Russell 1000 Index Master Portfolio will invest in the common stocks represented in the Russell 1000 in roughly the same proportions as their weightings in the Russell 1000. It may also engage in futures transactions. At times, Russell 1000 Index Master Portfolio may not invest in all of the common stocks in the Russell 1000, or in the same weightings as in the Russell 1000. At those times, Russell 1000 Index Master Portfolio may choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks chosen are similar to the Russell 1000 as a whole.

iShares Core S&P 500 ETF    seeks to track the investment results of an index composed of large-capitalization U.S. equities.

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The fund seeks to track the investment results of the S&P 500® (the “Underlying Index”), which measures the performance of the large-capitalization sector of the U.S. equity market. As of March 31, 2014, the Underlying Index included approximately 80% of the market capitalization of all publicly-traded U.S. equity securities. The component stocks are weighted according to the float-adjusted market value of their outstanding shares. The Underlying Index consists of stocks from a broad range of industries. Components primarily include consumer discretionary, financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares National AMT-Free Muni Bond ETF    seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds. The fund seeks to track the investment results of the S&P National AMT-Free Municipal Bond IndexTM (the “Underlying Index”), which measures the performance of the investment-grade segment of the U.S. municipal bond market. As of December 31, 2013, there were 9,778 issues in the Underlying Index. Components primarily include transportation and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares North American Natural Resources ETF    seeks to track the investment results of an index composed of North American equities in the natural resources sector. The fund seeks to track the investment results of the S&P North American Natural Resources Sector Index (the “Underlying Index”), which measures the performance of U.S.-traded stocks of natural resource-related companies in the United States and Canada. The Underlying Index includes companies in the following categories: producers of oil, gas and consumable fuels, providers of energy equipment and services, metals and mining companies, manufacturers of paper and forest products, and producers of construction materials, containers and packaging. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, materials, metals and mining and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Russell Mid-Cap ETF    seeks to track the investment results of an index composed of mid-capitalization U.S. equities. The fund seeks to track the investment results of the Russell Midcap Index (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. The Underlying Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index. The Underlying Index includes equity securities issued by issuers which range in size between approximately $1.3 billion and $23 billion, although this range may change from time to time. As of March 31, 2014, the Underlying Index represented approximately 31% of the total market capitalization of all publicly-traded U.S. equity securities. Components primarily include consumer discretionary, financial and producer durables companies, and may change over time.

iShares Russell 2000 ETF    seeks to track the investment results of an index composed of small-capitalization U.S. equities. The fund seeks to track the investment results of the Russell 2000® Index (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. The Underlying Index includes issuers representing approximately 8% of the total market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. As of March 31, 2014, the Underlying Index represented approximately 8% of the total market capitalization of the Russell 3000 Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include financials, producer durables companies and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Cohen & Steers REIT ETF    seeks to track the investment results of an index composed of U.S. real estate investment trusts (“REITs”). The fund seeks to track the investment results of the Cohen & Steers Realty Majors Index (the “Underlying Index”), which consists of selected REITs. The objective of the Underlying Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Underlying Index based on a review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Underlying Index must meet minimum market capitalization and liquidity requirements. The Underlying Index is weighted according to the total free float adjusted market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Underlying Index. Within the REIT market, the Underlying Index is diversified across property sectors that represent the current market. Components primarily include REITs. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares International Developed Real Estate ETF    seeks to track the investment results of an index composed of real estate equities in developed non-U.S markets. The fund seeks to track the investment results of the FTSE EPRA/ NAREIT Developed Real Estate ex-U.S. Index (the “Underlying Index”), which measures the stock performance of companies engaged in the ownership and development of real estate markets in developed countries (except for the United States) as defined by FTSE EPRA/NAREIT. As of March 31, 2014, the Underlying Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, and the United Kingdom. As of March 31, 2014, the Underlying Index had a total market capitalization of approximately $438.6 billion. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include REITs. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

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iShares MSCI Canada ETF    seeks to track the investment results of an index composed of Canadian equities. The fund seeks to track the investment results of the MSCI Canada Index (the “Underlying Index”), which consists of stocks traded primarily on the Toronto Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Canada Small-Cap ETF    seeks to track the investment results of an index composed of small-capitalization Canadian equities. The fund seeks to track the investment results of the MSCI Canada Small Cap Index (the “Underlying Index”), which is designed to measure the performance of equity securities of small-capitalization companies, whose market capitalization, as calculated by the index provider, represents the bottom 14% of the Canadian securities market. Components primarily include energy, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI EAFE ETF    seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Index (the “Underlying Index”), which has been developed by MSCI Inc. (“MSCI”) as an equity benchmark for its international stock performance. The Underlying Index includes stocks from Europe, Australasia and the Far East and, as of June 30, 2014, consisted of the following 21 developed market country indexes or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI EAFE Small-Cap ETF    seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Small Cap Index (the “Underlying Index”), which represents the small-cap segment of the MSCI EAFE Index. As of June 30, 2014, the Underlying Index consisted of the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under MSCI’s Global Investable Market Index methodology, the small-cap universe consists of the securities of those companies not included in the large-cap or mid-cap segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small-cap segment covers the 85%-99% range of each market’s free float-adjusted market capitalization. Components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Emerging Markets ETF    seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Index (the “Underlying Index”), which is designed to measure equity market performance in the global emerging markets. As of June 30, 2014, the Underlying Index consisted of the following 23 emerging market indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The Underlying Index may include large-, mid- or small- capitalization companies, and components primarily include energy, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Emerging Markets Small-Cap ETF    seeks to track the investment results of an index composed of small-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Small Cap Index (the “Underlying Index”), which is designed to measure the performance of equity securities of small-capitalization companies, whose market capitalization represents the bottom 14% of companies in emerging market countries, as measured by market capitalization. As of June 30, 2014, the Underlying Index consisted of issuers in the following 23 emerging market countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. Components primarily include capital goods, consumer discretionary, financials, industrials, information technology, materials and real estate companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares 1-3 Year Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and three years. The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2013, there were 1,107 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and primarily include agency securities, and financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

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iShares 1-3 Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years. The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2013, there were 85 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment-grade, and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 3-7 Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years. The fund seeks to track the investment results of the Barclays U.S. 3-7 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of December 31, 2013, there were 95 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 7-10 Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between seven and ten years. The fund seeks to track the investment results of the Barclays U.S. 7-10 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of December 31, 2013, there were 20 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than 10 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 10-20 Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between ten and twenty years. The fund seeks to track the investment results of the Barclays U.S. 10-20 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 10 years and less than 20 years. As of December 31, 2013, there were 15 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 10 years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 20+ Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years. The fund seeks to track the investment results of the Barclays U.S. 20+ Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of December 31, 2013, there were 25 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares Core U.S. Aggregate Bond ETF    seeks to track the investment results of an index composed of the total U.S. investment-grade bond market. The fund seeks to track the investment results of the Barclays U.S. Aggregate Bond Index (the “Underlying Index”), which measures the performance of the total U.S. investment-grade bond market. As of December 31, 2013, there were 8,727 issues in the Underlying Index. The Underlying Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include mortgage-backed pass-through and treasury securities, and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

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iShares Core U.S. Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds. The fund seeks to track the investment results of the Barclays U.S. Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year. As of December 31, 2013, there were 5,656 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Government/Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds. The fund seeks to track the investment results of the Barclays U.S. Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year. As of December 31, 2013, there were 6,608 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency and treasury securities, and financial and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Intermediate Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and ten years. The fund seeks to track the investment results of the Barclays U.S. Intermediate Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2013, there were 3,899 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency securities, and financial and industrial companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Intermediate Government/Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds with remaining maturities between one and ten years. The fund seeks to track the investment results of the Barclays U.S. Intermediate Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2013, there were 4,759 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include treasury securities, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MBS ETF    seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/ or guaranteed by U.S. Government agencies. The fund seeks to track the investment results of the Barclays U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Government National Mortgage Association (“Ginnie Mae”). The Underlying Index includes fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac that have 30-, 20-, 15-year maturities, as well as hybrid adjustable rate mortgages (“ARMs”). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares Short Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one month and one year. The fund seeks to track the investment results of the Barclays U.S. Short Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of December 31, 2013, there were 65 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares TIPS Bond ETF    seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds. The fund seeks to track the investment results of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly

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known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

iShares J.P. Morgan USD Emerging Markets Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds. The fund seeks to track the investment results of the J.P. Morgan EMBISM Global Core Index (the “Underlying Index”), which is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

iShares iBoxx $ High Yield Corporate Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds. The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. Bonds in the Underlying Index are selected using a rules-based criteria, as defined by the index provider. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2013, the Underlying Index included approximately 887 constituents. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer services, industrials, and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) are rated sub-investment-grade by Fitch Ratings, Inc., Moody’s Investors Services or Standard & Poor’s Ratings Services; (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; and (vi) have at least one year to maturity.

iShares® S&P GSCITM Commodity-Indexed Trust    seeks investment results that correspond generally, but are not necessarily identical, to the performance of the S&P GSCITM Total Return Index (the “Underlying Index”). The Underlying Index is intended to reflect the performance of a diversified group of commodities.

PowerShares DB Commodity Index Tracking Fund    seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess ReturnTM (the “Underlying Index”), over time, plus the excess, if any, of the fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over the expenses of the fund. The fund’s shares are designed for investors who want a cost-effective and convenient way to invest in a diversified index of commodity futures.

Notes:

“Standard and Poor’s®”, “S&P®” and “S&P 500®” are registered trademarks of Standard and Poor’s Financial Services LLC, “S&P North American Natural Resources Sector Index™” is a trademark of S&P Dow Jones LLC, a subsidiary of McGraw Hill Financial, Inc. and the “S&P National AMT-Free Municipal Bond Index™” (together with “S&P North American Natural Resources Sector Index™”, the “Standard and Poor’s Indexes”) is a product of the S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., Its affiliates and/or its third-party licensors (collectively, “SPDJI”), and have been licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. (“BTC”), the parent company of BFA. The iShares Core S&P 500 ETF, iShares National AMT-Free Muni Bond ETF and iShares North American Natural Resources ETF that are based on Standard & Poor’s Indexes are not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“Russell,” “Russell Midcap® Index” and “Russell 2000® Index” are registered trademarks of the Frank Russell Company (“Russell”) and have been licensed for use for certain purposes by BTC. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Russell, and Russell makes no representation regarding the advisability of investing in iShares.

“Cohen & Steers” and “Cohen & Steers Realty Majors Index” are trademarks of Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) licensed for use for certain purposes by BTC. The iShares Cohen & Steers REIT ETF is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. 1-3 Year Credit Bond Index,” “Barclays U.S. 1-3 Year Treasury Bond Index,” “Barclays U.S. 3-7 Year Treasury Bond Index,” “Barclays U.S. 7-10 Year Treasury Bond Index,” “Barclays U.S. 10-20 Year Treasury Bond Index,” “Barclays U.S. 20+ Year Treasury Bond Index,” “Barclays U.S. Aggregate Bond Index,” “Barclays U.S. Credit Bond Index,” “Barclays U.S. Government/Credit Bond Index,” “Barclays U.S. Intermediate Credit Bond Index,” “Barclays U.S. Intermediate Government/Credit Bond Index,” “Barclays U.S. MBS Index,” “Barclays U.S. Short Treasury Bond Index,” and the “Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)” (collectively referred to as the “iShares Bond Fund Indexes”) are trademarks of Barclays Bank PLC licensed for use for certain purposes by BTC. The iShares 1-3 Year Credit Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares Core U.S. Credit Bond ETF, iShares Government/Credit Bond ETF, iShares Intermediate Credit Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares MBS ETF, iShares Short Treasury Bond ETF and the iShares TIPS Bond ETF are not sponsored, endorsed, sold or promoted by Barclays Capital Inc. (“Barclays Capital”), or its affiliates and Barclays Capital makes no representation or warranty, express or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital. BFA does not and will not have a role in maintaining the iShares Bond Fund Indexes.

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“MSCI ACWI ex USA IMI,” “MSCI Canada IndexSM,” “MSCI Canada Small Cap Index,” “MSCI EAFE® Index,” “MSCI Emerging Markets IndexSM” and “MSCI Emerging Markets Small Cap Index” are servicemarks and “MSCI EAFE Small Cap Index” is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BTC. The iShares MSCI Canada ETF, iShares MSCI Canada Small-Cap ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI, and neither MSCI nor any other party makes any representation or warranty, express or implied, regarding the advisability of investing in iShares.

Markit® and iBoxx® are registered trademarks of Markit Group Limited and Markit Indices Limited (“Markit”), respectively, and have been licensed for use for certain purposes by BTC. The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by Markit, and Markit makes no representation regarding the advisability of investing in iShares.

“FTSE,” “EPRA,” “NAREIT” and “FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index” are marks that have been licensed for use for certain purposes by BTC. The iShares International Developed Real Estate ETF is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange Group Companies, Euronext N.V., EPRA or NAREIT (together the “Licensor Parties”), and the Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“J.P. Morgan” and “J.P. Morgan EMBISM Global Core Index” are trademarks of J.P. Morgan Chase & Co.© (“J.P. Morgan”) licensed for use for certain purposes by BTC. The iShares J.P. Morgan USD Emerging Markets Bond ETF is not sponsored, endorsed, sold or promoted by J.P. Morgan, and J.P. Morgan makes no representation or warranty, express or implied, regarding the advisability of investing in iShares.

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MANAGING THE INVESTMENTS OF THE FUNDS

Investment Adviser

The Manager is the investment adviser, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. Subject to the supervision of the Board of Trustees of the Trust, the Manager is responsible for providing investment advisory and administrative services to the Funds, overseeing the day-to-day operations and business affairs of the Trust, and monitoring the performance of the sub-advisers to the Funds and of each Master Portfolio in which a Fund invests. The Manager’s principal office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company.

The Manager also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. The Manager furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses the Manager expressly assumes, including those noted above, each Fund otherwise pays for all of its own expenses.

Bridgeway and Westwood are the co-investment sub-advisers to the Equity Fund. As investment sub-advisers, Bridgeway and Westwood make investment decisions for the Equity Fund, subject to the oversight of the Manager and the Board of Trustees. The Manager pays Bridgeway and Westwood for their services with the investment advisory and management fees the Manager receives from the Equity Fund.

Bridgeway and Rainier are the co-investment sub-advisers to the Small/Mid Cap Equity Fund. As investment sub-advisers, Bridgeway and Rainier make investment decisions for the Small/Mid Cap Equity Fund, subject to the oversight of the Manager and the Board of Trustees. The Manager pays Bridgeway and Rainier for their services with the investment advisory and management fees the Manager receives from the Small/Mid Cap Equity Fund.

Marsico and Northern Cross are the co-investment sub-advisers to the International Equity Fund. As investment sub-advisers, Marsico and Northern Cross make investment decisions for the International Equity Fund, subject to the oversight of the Manager and the Board of Trustees. The Manager pays Marsico and Northern Cross for their services with the investment advisory and management fees the Manager receives from the International Equity Fund.

BFA is the investment sub-adviser to the S&P 500 Index Fund, and as such makes investment decisions for the S&P 500 Index Fund, subject to the oversight of the Manager and the Board of the Trust. The Manager pays BFA for its services with the investment advisory and management services fee the Manager receives from the S&P 500 Index Fund.

NTI is the investment sub-adviser to the Small Cap Index Fund and the International Index Fund. As investment sub-adviser, NTI makes investment decisions for the Small Cap Index Fund and the International Index Fund, subject to the oversight of the Manager and the Board of the Trust. The Manager pays NTI for its services with the investment advisory and management services fee the Manager receives from these Funds.

The Equity and Bond Fund, Bond Fund, and the Money Market Fund are each managed by a team of the Manager’s employees (each an “Advisory Team”). Each Advisory Team makes the investment decisions for these Funds, subject to the oversight of the Board of Trustees.

Investment Management of the LifePath Funds

Each LifePath Fund invests all of its assets into a separate Master Portfolio, each of which has substantially similar investment objectives, strategies, policies and risks. The Master Portfolios in which the LifePath Funds invest, in turn, invest in a combination of the Underlying Funds. BFA serves as the investment adviser to each of the Master Portfolios. BFA or its affiliates generally serve as investment adviser to each of the Underlying Funds in which the LifePath Master Portfolios invest. BFA manages the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Fund’s Board of Trustees.

BFA uses teams of portfolio managers, investment strategists and other investment specialists (each a “Portfolio Management Team”) to manage each Master Portfolio. BFA employs a combination of proprietary investment management systems and procedures to validate the consistent application of its investment methods. This team approach to portfolio management brings together many disciplines and leverages BFA’s extensive resources. The members of the Portfolio Management Team for each Master Portfolio that have the most significant responsibility for the day-to-day management are listed below. The team members listed below act collaboratively with the other members of their Portfolio Management Team on all aspects concerning their Master Portfolio. Each member of a Portfolio Management Team, including the below-listed members, is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her Portfolio Management Team with more limited responsibilities. Each member of each Portfolio Management Team has appropriate limitations on his or her authority for risk management and compliance purposes.

BFA is located at 400 Howard Street, San Francisco, California 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. As of March 31, 2015, BFA and its affiliates provided investment advisory services for assets in excess of $4.774 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

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Oversight of Sub-Advisers

The Trust and the Manager have obtained an exemptive order from the Securities and Exchange Commission that permits the Trust and the Manager to retain and remove sub-advisers and modify sub-advisory arrangements without shareholder approval. Under the exemptive order, the Manager may act as a “manager of managers” for the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund, Money Market Fund, LifePath Retirement Fund and the LifePath 2050 Fund. The Manager supervises sub-advisers to each Fund that has retained a sub-adviser and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) to recommend their hiring, termination and replacement.

Investment Sub-Advisers for the Equity Fund

The Manager has engaged Bridgeway and Westwood as the investment sub-advisers to provide day-to-day portfolio management for the Equity Fund.

Bridgeway is located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046. Bridgeway is an investment management firm that uses a statistically driven approach to create investment portfolios for its institutional and mutual fund clients.

Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is a fundamental investment management firm that employs a bottom-up, value-based stock selection strategy to construct portfolios designed to generate superior risk-adjusted returns for its institutional and mutual fund clients.

For more information regarding Bridgeway and Westwood, please read the sections entitled “Investment Advisory Agreements—Between the Manager and Bridgeway” and “Investment Advisory Agreement—Between the Manager and Westwood” in the Trust’s SAI.

Investment Sub-Advisers for the Small/Mid Cap Equity Fund

The Manager engaged Bridgeway and Rainier as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund.

Bridgeway is located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

Rainier, which is located at 601 Union Street, Suite 2801, Seattle, Washington 98101, manages discretionary assets for various clients, including institutional clients, collective trusts and mutual funds. Rainier is owned by employees.

For more information regarding Bridgeway and Rainier, please read the sections entitled “Investment Advisory Agreements—Between the Manager and Bridgeway” and “Investment Advisory Agreements—Between the Manager and Rainier” in the Trust’s SAI.

Investment Sub-Advisers for the International Equity Fund

The Manager has engaged Marsico and Northern Cross as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. In addition to sub-advising a segment of the International Equity Fund, Marsico provides investment management services to other mutual funds and private accounts.

Northern Cross is located at 125 Summer Street, 14th Floor, Suite 1410, Boston, Massachusetts 02110. Northern Cross is an investment management firm specializing in international equity mandates.

For more information regarding Marsico and Northern Cross, please read the sections entitled “Investment Advisory Agreements—Between the Manager and Marsico” and “Investment Advisory Agreement—Between the Manager and Northern Cross” in the Trust’s SAI.

Investment Sub-Adviser for the S&P 500 Index Fund

The Manager has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for the S&P 500 Index Fund.

BFA is located at 400 Howard Street, San Francisco, California 94105. It is an indirectly wholly owned subsidiary of BlackRock, Inc.

For more information regarding BFA, please read the sections entitled “Investment Advisory Agreements—Between the Manager and BFA” in the Trust’s SAI.

Investment Sub-Adviser for the Small Cap Index Fund and the International Index Fund

The Manager has engaged NTI as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and the International Index Fund. Northern Trust, Investments, Inc., 50 South LaSalle Street, Chicago, Illinois 60603, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

For more information regarding NTI, please read the sections entitled “Investment Advisory Agreements—Between the Manager and Northern Trust Investments, Inc.” in the Trust’s SAI.

As of December 31, 2014, Northern Trust Corporation, through its affiliates, had assets under custody of $5.97 trillion and assets under investment management of $934.1 billion.

Additional Expense Information

For all Funds other than the LifePath Funds, the Manager has agreed to reimburse each Fund if, and to the extent, the Fund’s total annual operating expenses exceed the percentage of each Fund’s average net assets indicated in the table below, excluding Acquired

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Fund Fees and Expenses shown in each Fund’s fee table in this prospectus. With any increase or decrease in the percentage rate of the 12b-1 fee assessed for a share class of a Fund, the expense reimbursement threshold for that share class of the Fund will increase or decrease by a corresponding percentage rate amount. For instance, if the percentage rate of the 12b-1 fee assessed for a share class of a Fund increases 0.05%, the expense reimbursement threshold for that share class of the Fund similarly will increase by 0.05%. The Manager has agreed to reimburse each LifePath Fund if, and to the extent the LifePath Fund’s total annual operating expenses, including net expenses incurred at the Master Portfolio and Underlying Fund levels, exceed the percentages of each LifePath Fund’s average net assets shown in the table below, excluding Acquired Fund Fees and Expenses shown in each Fund’s fee table in this prospectus.

The Manager may not discontinue this agreement to reimburse the Funds before April 30, 2016, without the consent of the Trust’s Board of Trustees.

	Expense Reimbursement Threshold
Fund	Class R-1	Class R-2	Class R-3
Equity Fund	1.52%	1.32%	1.02%
Small/Mid Cap Equity Fund	1.72%	1.52%	1.22%
International Equity Fund	1.82%	1.62%	1.32%
S&P 500 Index Fund	1.10%	0.90%	0.60%
Small Cap Index Fund	1.25%	1.05%	0.75%
International Index Fund	1.50%	1.30%	1.00%
Equity and Bond Fund(1)	0.57%	0.37%	0.07%
Bond Fund	1.02%	0.82%	0.52%
Money Market Fund(2)	0.92%	0.72%	0.52%
State Farm LifePath Retirement Fund	1.55%	1.35%	1.05%
State Farm LifePath 2020 Fund	1.55%	1.35%	1.05%
State Farm LifePath 2030 Fund	1.55%	1.35%	1.05%
State Farm LifePath 2040 Fund	1.55%	1.35%	1.05%
State Farm LifePath 2050 Fund	1.55%	1.35%	N/A

(1)

The Manager has agreed not to be paid an investment advisory fee for performing services for the Equity and Bond Fund. Nevertheless, the Manager receives investment advisory fees for performing advisory services for the Funds in which the Equity and Bond Fund invest. The Manager has agreed to reimburse the Equity and Bond Fund for all expenses directly incurred by the Fund other than 12b-1 distribution fees, shareholder services fees directly incurred by the Fund and acquired fund fees and expenses. The Manager may not discontinue this agreement to reimburse the Equity and Bond Fund before April 30, 2016, without the consent of the Trust’s Board of Trustees.

(2)

The Manager and State Farm VP Management Corp. have agreed to waive all or a portion of their fees due from the Money Market Fund to prevent the Fund’s net yield from falling below zero. This expense reimbursement agreement is voluntary and may be eliminated by the Manager at any time.

Compensating the Manager for its Services

Each Fund (except the Equity and Bond Fund) pays the Manager an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to the Manager quarterly at the following annual rates:

Fund	Rate of Advisory Fee

Equity Fund	0.60% of average daily net assets

Small/Mid Cap Equity Fund	0.80% of average daily net assets

International Equity Fund	0.80% of average daily net assets

S&P 500 Index Fund	0.18% of average daily net assets

Small Cap Index Fund	0.33% of average daily net assets

International Index Fund	0.48% of average daily net assets

Equity and Bond Fund	None

Bond Fund	0.10% of average daily net assets

Money Market Fund	0.10% of average daily net assets

State Farm LifePath Retirement Fund	0.70% of average daily net assets

State Farm LifePath 2020 Fund	0.70% of average daily net assets

State Farm LifePath 2030 Fund	0.70% of average daily net assets

State Farm LifePath 2040 Fund	0.70% of average daily net assets

State Farm LifePath 2050 Fund	0.70% of average daily net assets

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The Investment Advisory and Management Services Fee for the LifePath Funds include the management fees of their corresponding Master Portfolios.

Compensating Bridgeway for its Services

The Manager pays Bridgeway for its services to the portion of the Equity Fund and the Small/Mid Cap Equity Fund that it manages at the rates shown in the tables below:

Equity Fund

On the first $50 million	0.50% of average daily net assets
$50 million to $100 million	0.45% of average daily net assets
$100 million to $200 million	0.40% of average daily net assets
Over $200 million	0.35% of average daily net assets

Small/Mid Cap Equity Fund

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

Compensating Westwood for its Services

The Manager pays Westwood for its services to the portion of the Equity Fund that it manages at the rates shown in the table below:

Equity Fund

On the first $25 million	0.55% of average daily net assets
$25 million to $50 million	0.45% of average daily net assets
Over $50 million	0.30% of average daily net assets

Compensating Rainier for its Services

The Manager pays Rainier for its services to the portion of the Small/Mid Cap Equity Fund that it manages at the rates shown in the table below:

Small/Mid Cap Equity Fund

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

Compensating Marsico for its Services

The Manager pays Marsico for its services to the portion of the International Equity Fund that it manages at the rates shown in the table below:

International Equity Fund

On the first $300 million	0.50% of average daily net assets
$300 million to $400 million	0.45% of average daily net assets
Over $400 million	0.40% of average daily net assets

Compensating Northern Cross for its Services

The Manager pays Northern Cross for its services to the portion of the International Equity Fund it manages at the rates shown in the table below:

International Equity Fund

On the first $500 million	0.60% of average daily net assets
Over $500 million	0.55% of average daily net assets

Compensating BFA for its Services

The Manager pays BFA for its services to the S&P 500 Index Fund at the rates shown in the table below:

S&P 500 Index Fund

On the first $500 million	0.03% of average daily net assets
$500 million to $750 million	0.02% of average daily net assets
Over $750 million	0.01% of average daily net assets

In determining the application of these breakpoints, the assets of the S&P 500 Index Fund are combined with the assets of the Large Cap Equity Index Fund of State Farm Variable Product Trust, so long as BFA remains the sub-adviser to that Fund and to the S&P 500 Index Fund. If the fee for the S&P 500 Index Fund calculated for a fiscal quarter is less than $25,000, the Manager pays BFA a sub-advisory fee of $25,000 for that fiscal quarter.

Compensating Northern Trust Investments Inc. for its Services

The Manager pays Northern Trust Investments Inc. for its services to the Small Cap Index Fund and the International Index Fund at the rates shown in the table below:

Small Cap Index Fund and International Index Fund

On the first $100 million	0.12% of average daily net assets
Over $100 million	0.08% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed in a similar style by the sub-adviser for other investment companies advised by the Manager or other companies affiliated with the Manager are included in determining the fee to be paid to the respective sub-adviser.

LifePath Funds—Compensation in the Master/Feeder Mutual Fund Structure

The LifePath Funds are feeder funds that invest all of their assets in Master Portfolios with substantially similar investment objectives, strategies and risks. BFA manages each Master Portfolio. For its services to the Master Portfolios, BFA receives annual fees based on the following annual rates:

Fund	Annual Management Fee
LifePath Retirement Master Portfolio	0.35% of average daily net assets
LifePath 2020 Master Portfolio	0.35% of average daily net assets

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Fund	Annual Management Fee
LifePath 2030 Master Portfolio	0.35% of average daily net assets
LifePath 2040 Master Portfolio	0.35% of average daily net assets
LifePath 2050 Master Portfolio	0.35% of average daily net assets

For its services to the Underlying Funds in which the LifePath Master Portfolios invest, BFA receives fees that differ from the fees described for the LifePath Funds in this prospectus. BFA has agreed to waive the investment advisory fees paid to BFA by the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. In addition, BAL may receive fees as administrator of certain of the Underlying Funds; however, BFA has agreed to waive from the investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees paid to BAL by those Underlying Funds.

Feeder Fund Expenses.    Each LifePath Fund bears its corresponding Master Portfolio’s expenses in proportion to the amount of assets it invests in the corresponding Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights.    Under the master/feeder structure, the Board of Trustees retains the right to withdraw the assets of a LifePath Fund from a Master Portfolio if it believes doing so is in the best interests of the Fund and its shareholders. If the Board withdraws assets of any such Fund from a Master Portfolio, it would then consider whether that Fund should invest in another master portfolio or take other action.

Approval of Investment Advisory and Investment Sub-Advisory Agreements

For information regarding the basis for the Board of Trustees approving the continuation of the investment advisory and investment sub-advisory agreements, please see the Trust’s semi-annual report for the six-month period ended June 30, 2014.

Portfolio Managers

The Funds are managed by portfolio management teams as described below. Each team makes advisory decisions for the applicable Fund, subject to the oversight of the Board of Trustees of the Trust.

Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Bridgeway and Westwood who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the Equity Fund’s portfolio, and each person’s business experience during the past five years:

Bridgeway Portfolio Managers
Portfolio Manager and Title with Bridgeway	Length of Service with Bridgeway	Business Experience During the past 5 years

John Montgomery, Chief Investment Officer	21 years	Investment management, research and analysis

Elena Khoziaeva, CFA Portfolio Manager	15 years	Investment management, research and analysis

Michael Whipple, CFA Portfolio Manager	12 years	Investment management, research and analysis

Westwood Portfolio Managers
Portfolio Manager and Title with Westwood	Length of Service with Westwood	Business Experience During the past 5 years

Mark Freeman, CFA Chief Investment Officer and Senior Portfolio Manager	16 years	Portfolio manager of equity and fixed income securities

Scott Lawson, CFA Vice President and Senior Research Analyst	12 years	Portfolio manager of equity securities

Matt Lockridge Vice President and Research Analyst	5 years	Portfolio manager of equity securities

Lisa Dong, CFA Senior Vice President and Director of Equity Research	15 years	Portfolio manager of equity securities

Varun Singh, PhD, CFA Vice President and Research Analyst	3 years	Portfolio manager of equity securities

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Small/Mid Cap Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Bridgeway and Rainier who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the Small/Mid Cap Equity Fund’s portfolio, and each person’s business experience during the past five years:

Bridgeway Portfolio Managers
Portfolio Manager and Title with Bridgeway	Length of Service with Bridgeway	Business Experience During the past 5 years

John Montgomery, Chief Investment Officer	21 years	Investment management, research and analysis

Elena Khoziaeva, CFA Portfolio Manager	15 years	Investment management, research and analysis

Michael Whipple, CFA Portfolio Manager	12 years	Investment management, research and analysis

Rainier Portfolio Managers
Portfolio Manager and Title with Rainier	Length of Service with Rainier	Business Experience During the past 5 years

Mark W. Broughton, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

James R. Margard, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

Andrea L. Durbin, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

Stacie Cowell, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

Rainier’s segment of the Fund is team managed, with all members of Rainier’s U.S. Equity Portfolio Management team providing investment insight and analysis. James Margard is the lead portfolio strategist for Rainier’s segment of the Fund, and Mark Broughton, Andrea Durbin and Stacie Cowell are also primarily responsible for the day-to-day management of the Rainier’s segment of the Fund’s portfolio.

International Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Marsico and Northern Cross who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the International Equity Fund’s portfolio, and each person’s business experience during the past five years:

Marsico Portfolio Managers
Portfolio Manager and Title with Marsico	Length of Service with Marsico	Business Experience During the past 5 years

Munish Malhotra, CFA Portfolio Manager, Senior Analyst	12 years	Portfolio manager of equity securities, research and analysis

Northern Cross Portfolio Managers
Portfolio Manager and Title with Northern Cross	Length of Service with Northern Cross	Business Experience During the past 5 years

Howard Appleby, CFA, Principal	11 years	Portfolio manager of equity securities

James LaTorre, CFA, Principal	11 years	Portfolio manager of equity securities

Jean-Francois Ducrest, Principal	11 years	Portfolio manager of equity securities

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S&P 500 Index Fund

The three members of BFA that have the most significant day-to-day management responsibility are: Greg Savage, Christopher Bliss and Alan Mason.

Greg Savage, CFA, has been employed as a portfolio manager at BFA since 2009. Christopher Bliss, CFA, has been employed as a portfolio manager at BFA since 2009. Alan Mason is a senior portfolio manager at BFA since 2009, and head of Americas Beta Strategies since 2014.

Small Cap Index Fund

Northern Trust Investments, Inc. serves as the sub-adviser to the Small Cap Index Fund. The portfolio manager for the Small Cap Index Fund is Brent Reeder, Senior Vice President of NTI. Mr. Reeder, joined NTI in 1993, is a Portfolio Manager in the Quantitative Management Group and is responsible for the management of index portfolios. Mr. Reeder received a B.A. degree in Economics from DePauw University and an M.B.A. degree in Finance from DePaul University. Mr. Reeder is an Associated Person with the National Futures Association. For the past five years, he has managed quantitative equity portfolios.

International Index Fund

NTI serves as the sub-adviser to the International Index Fund. The portfolio manager for the International Index Fund is Steven Santiccioli, Vice President of NTI. Mr. Santiccioli is a Portfolio Manager within the Quantitative Management Group. He joined NTI in 2003 and for the past five years has managed equity portfolios. Mr. Santiccioli received his BA from Bucknell University and an MBA from Fordham University.

Equity and Bond Fund

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund, and these underlying funds invest in either common stocks or bonds. Consequently, the Equity and Bond Fund has the same portfolio managers as the Equity Fund and as the Bond Fund. For a description of the portfolio managers of the Equity Fund and the portfolio managers of the Bond Fund, please see the separate descriptions for those Funds included in this prospectus.

Bond Fund

Joe Young and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Bond Fund. Mr. Young, Vice President—Fixed Income at State Farm Mutual Automobile Insurance Company, has been associated with the Bond Fund since June 2011. Since that time, Mr. Young has been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities. Mr. Young was involved in all aspects of managing fixed income portfolios for Nationwide Insurance and its affiliated entities during his tenure from March 1998 through May 2011, most recently serving in the capacity of Vice President. Mr. Funk, Senior Investment Officer—Fixed Income at State Farm Mutual Automobile Insurance Company, has been associated with the Bond Fund since 1998, and over the past five years Mr. Funk has been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

Messrs. Young and Funk generally have different roles on the Bond Fund management team. Mr. Young’s role includes overseeing the process for buying and selling fixed income securities and administering investment policies. Mr. Funk’s role includes selecting fixed income securities for purchase and sale, conducting fixed income research, and reviewing financial data and research reports.

LifePath Funds

Alan Mason and Amy Whitelaw (the “LifePath Portfolio Managers”) are primarily responsible for the day-to-day management of the LifePath Master Portfolios and act collaboratively on all aspects concerning these Master Portfolios. Each LifePath Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Mr. Mason has been employed by BFA since December 2009. Mr. Mason is responsible for multi-asset class solutions for institutional clients. Mr. Mason has been one of the LifePath Portfolio Managers primarily responsible for the day-to-day management of the LifePath Master Portfolios since September 2009. For the period September 2009 through December 2009, Mr. Mason was employed by the predecessor to BFA.

Ms. Whitelaw has been employed as Head of Defined Contributions Portfolio Management at BFA since December 2009. Before 2009, Ms. Whitelaw was Head of Defined Contributions Portfolio Management at the predecessor to BFA.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers and portfolio managers’ ownership of securities in the Funds.

Legal Proceedings.    On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC (“BAL”), and Blackrock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

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SHAREHOLDER INFORMATION

Who Can Purchase Shares?

Class R-1, R-2 and R-3 shares are available for purchase or exchange only by individuals or entities who:

•	Enter into a “Retirement Plan Recordkeeping Service Agreement” with the Manager’s contracted plan recordkeeper (the “Recordkeeper”), and who

•	Intend that the plan for which the Recordkeeper is providing administrative services will purchase Fund shares.

Individuals or entities who are eligible to purchase Class R-1, R-2 or R-3 shares are referred to in this prospectus as “Qualified Purchasers.” In this prospectus, a Qualified Purchaser is treated as holding all Fund shares allocated to participant accounts within the qualified retirement plan.

The Retirement Plan Recordkeeping Service Agreement requires the Recordkeeper to provide administrative and recordkeeping services to the Qualified Purchaser. In return for the Recordkeeper’s performing administrative and recordkeeping services to the Qualified Purchaser, the Manager and the Qualified Purchaser (or the plan sponsor, if the plan sponsor elects) pay fees to the Recordkeeper.

Except as described below for Class R-3 shares, a new Qualified Purchaser or a Qualified Purchaser with assets invested in Class R-1 shares with a fair market value of less than $500,000 may only purchase Class R-1 shares. If a new Qualified Purchaser is investing more than $500,000 in Fund shares, the Qualified Purchaser may purchase Class R-2 shares. If a new Qualified Purchaser is investing more than $3,000,000 in Fund shares, the Qualified Purchaser may purchase Class A shares, which are offered in a separate prospectus.

On a monthly basis, the aggregate fair market value of each Qualified Purchaser’s account invested in Class R-1 shares and Class R-2 shares will be evaluated to determine when that value exceeds $500,000 or $3,000,000, respectively. When the aggregate fair market value of Class R-1 shares held by a Qualified Purchaser exceeds $500,000, Class R-1 shares held by the Qualified Purchaser will convert to Class R-2 shares at the relative net asset value of each share class. When the aggregate fair market value of Class R-2 shares held by a Qualified Purchaser exceeds $3,000,000, Class R-2 shares held by the Qualified Purchaser will convert to Class A shares at the relative net asset value of each share class. Qualified Purchasers will be notified prior to the conversion of Class R-1 shares into Class R-2 shares and prior to the conversion of Class R-2 shares into Class A shares. After the conversion of Class R-1 to Class R-2 shares, the Qualified Purchaser may purchase Class R-2 shares. After the conversion of Class R-2 shares into Class A shares, the Qualified Purchaser may purchase Class A shares.

A Qualified Purchaser in some instances may hold a combination of Class R-1 or Class R-2 shares and Class R-3 shares. When this occurs, the value of Class R-3 shares will be combined with the value of either Class R-1 or Class R-2 shares for the purpose of determining the Qualified Purchaser’s eligibility to purchase another share class. For example, if a Qualified Purchaser holds Class R-1 shares valued at $400,000 and Class R-3 shares valued at $100,000, the Class R-1 shares will convert to Class R-2, and the Qualified Purchaser can purchase Class R-2 shares on a prospective basis.

Class R-3 shares are available to Qualified Purchasers that are sponsored by any of the following persons or for which any of the following persons is the administrator, trustee or fiduciary:

(i)	Current insurance agents of the State Farm Insurance Companies who are also registered representatives of State Farm VP Management Corp. (“Registered State Farm Agents”),

(ii)	Agency Sales Leaders (“SLs”),

(iii)	Field Sales Associates (“FSAs”),

(iv)	Sales Associate Managers (“SAMs”), and

(v)	Family members of persons in categories (i)-(v).

“Family member” is defined as:

•	Spouse,

•	Lineal ascendants including:
•	parents
•	grandparents
•	step-parents
•	step-grandparents
•	great grandparents
•	step-great grandparents

•	Lineal descendants including:
•	children
•	grandchildren
•	great grandchildren
•	step children
•	court appointed foster children
•	legally adopted children
•	step-grandchildren
•	step-great grandchildren

•	Lineal descendant’s spouse

•	Siblings
•	brother
•	sister
•	step-brother
•	step-sister

•	Sibling’s spouse

Registered State Farm Agents, SLs, FSAs and SAMs who own (greater than 10%) or participate as an officer, director, or partner in a business that sponsors a Qualified Purchaser and the participants of that plan qualify to purchase Class R-3 shares for that plan. Family members (as defined above) of Registered State Farm Agents, SLs, FSAs and SAMs who own a sole proprietorship and who sponsor a

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Qualified Purchaser and the participants of that plan may purchase Class R-3 shares for that plan. Registered State Farm Agents, SLs, FSAs, SAMs and family members of such persons who are participants in a plan that is a Qualified Purchaser and who are investing in Fund shares may purchase Class R-3 shares to fund their individual accounts under that plan even if the entire plan does not qualify to purchase Class R-3 shares as described above.

Upon the Manager’s receipt of notification that a plan is a Qualified Purchaser eligible to purchase Class R-3 shares, each participant in that plan who wishes to purchase shares will be required to purchase Class R-3 shares. Likewise, once the Manager is notified that a plan participant is eligible to purchase Class R-3 shares and if the plan participant wishes to purchase Fund shares, he or she is required to purchase Class R-3 shares, even if the entire plan does not qualify to purchase Class R-3 shares.

Distribution and Shareholder Servicing Fees

Each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), which provides that the Funds will pay a distribution fee for the sale and distribution of its shares. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Funds, other than the Money Market Fund, are subject to a distribution fee up to the following amounts per year calculated based on average daily net assets in the share class:

	Class R-1	Class R-2	Class R-3
12b-1 Distribution Fee	0.50%	0.30%	None

Classes R-1 and R-2 of the Money Market Fund are subject to a distribution fee up to 0.40% and 0.20% per year, respectively, of average daily net assets in the share class. No distribution fee applies to Class R-3 of the Money Market Fund. The Equity and Bond Fund does not pay a 12b-1 fee as a result of its investment in the Equity Fund and the Bond Fund. The distribution fee is payable to State Farm VP Management Corp. to reimburse it for services and expenses incurred in connection with the distribution of Fund shares, including unreimbursed expenses incurred in years prior to the year of payment. These expenses include payments to State Farm VP Management Corp. Registered Representatives, expenses of printing and distributing prospectuses to persons other than Fund shareholders, and expenses of preparing, printing and distributing advertising and sales literature.

Class R-1, R-2 and R-3 shares of each Fund currently pay a shareholder servicing fee of 0.32% per year of the average daily net assets of that Class to the Manager for maintaining shareholder accounts and records, answering questions regarding the Funds, assisting shareholders with transactions and such other services as the Trust may request. The shareholder services fee imposed on Class R-1, R-2 and R-3 shares of each Fund will decrease as the aggregate amount of assets invested in these three classes of shares exceed $1 billion. The Manager has contracted with the Recordkeeper to provide shareholder services, which include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. The Manager and State Farm VP Management Corp. may profit from the shareholder servicing and 12b-1 fees.

Distribution Payments to State Farm

State Farm VP Management Corp., the principal underwriter and distributor of the shares of State Farm Mutual Fund Trust, may enter into Distribution & Marketing Support Agreements pursuant to which State Farm VP Management Corp. receives compensation from mutual fund sponsors or investment advisers for providing distribution services. For further details regarding Distribution & Marketing Support Agreements to which State Farm VP Management Corp. is a party, please see the Trust’s SAI.

Calculating Net Asset Value

The offering price of the shares of each Fund is its NAV. NAV is calculated by adding all of the assets of a Fund, subtracting the Fund’s liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each class of each Fund. We calculate the NAV of the LifePath Funds based on the NAVs of each corresponding Master Portfolio. Each are calculated on the same day and determined as of 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.

The NAV for each Fund is determined as of the time of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed. Each Fund values its assets at their current market value when market quotations are readily available. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Board of Trustees believes will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to take into consideration all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund’s holdings. Fair valuation may reduce the ability of a shareholder to take advantage of a lag between a significant change in the value of the Fund’s holdings and the reflection of that change in the Fund’s NAV.

Money market securities, other than U.S. Treasury securities, that mature within 60 days or less are valued using the amortized cost method, unless the Board of Trustees determines that this does not represent fair value.

All investments by the International Equity Fund and International Index Fund are valued in U.S. dollars based on the then

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prevailing exchange rate. Because each of these international funds invest in securities that are listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities owned by these Funds may change on days when you will not be able to purchase or redeem the shares. The Trust’s Board of Trustees has adopted procedures to value non-U.S. securities (“foreign securities”) held by the International Equity Fund and the International Index Fund. The procedures require foreign securities held by these two Funds to be fair valued in certain circumstances using prices provided by a third-party pricing service. The Manager fair values foreign securities held by these two Funds on valuation days when the closing prices for such securities are determined not to reflect the market value of such securities as of the time the Funds compute their NAVs. The Manager uses systematic and objective standards to determine when the closing prices of the foreign securities held by the International Equity Fund and the International Index Fund do not reflect the market value of such securities. Specific information about how the Funds value certain assets is set forth in the Statement of Additional Information.

Investments in a Master Portfolio are valued based on an interestholder’s proportionate ownership interest in the Master Portfolio’s aggregate net assets as next determined after an order is received in proper form. The aggregate NAV of each Master Portfolio (i.e., the value of its assets less liabilities) is determined as of 4:00 p.m. (Eastern time) on each day the NYSE is open for business. The Master Portfolio’s investments are valued each business day, typically by using available market quotations or at fair value determined in good faith by the Master Fund’s Board of Trustees. The prospectus of the Master Portfolios explains the circumstances under which the Master Portfolios will use fair value pricing and the effects of using fair value pricing.

How To Buy, Exchange or Redeem Shares

As a participant in a plan that is a Qualified Purchaser, you should refer to documents provided by your plan sponsor or administrator for information related to buying, exchanging or redeeming Fund shares. You may generally exchange shares of a Fund offered in this prospectus for shares of the same class of another Fund offered in this prospectus.

Purchase Blocking Policy.    The Funds reserve the right to reject any purchase order for any reason. The Funds are not designed to serve as a vehicle for frequent trading, including frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds have determined could involve actual or potential harm to a Fund, may be rejected. Frequent trading of Fund shares may lead to increased costs to the Fund and less efficient management of the Fund’s portfolio, resulting in dilution of the value of the shares held by long term shareholders.

The Trust’s Board of Trustees has approved policies and procedures with respect to frequent purchases and redemptions of Fund shares. Under the Trust’s “Purchase Blocking Policy,” any shareholder or any beneficial shareholder (such as any plan participant in a qualified retirement plan owning Class R-1, R-2 or R-3 shares) redeeming shares (including redemptions that are part of an exchange transaction) having a value of $2,500 or more from a Fund (other than the Money Market Fund) will be precluded from investing in that Fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. The Funds will work with intermediaries such as the Recordkeeper to develop such procedures or other procedures that the Funds determine are reasonably designed to achieve the objective of the purchase blocking policy. At the time the intermediaries adopt these procedures, shareholders whose accounts are on the books of such intermediaries will be subject to this purchase blocking policy or one that achieves the objective of this policy.

Under the Funds’ purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	Systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase;

•	Employer sponsored retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; and

•

Purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Notwithstanding the Funds’ purchase blocking policy, all transactions in Fund shares remain subject to the Funds’ right to restrict potentially abusive trading generally (including the types of transaction described above that will not be prevented or trigger a purchase block under the policy). For instance, each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund.

The Trust has authorized the Recordkeeper and other organizations that the Recordkeeper designates as authorized agents (collectively “authorized agents”) to accept purchase, exchange and redemption orders on behalf of the Trust. An order received by an authorized agent in good order will be deemed to have been accepted by the Trust. In accordance with federal securities laws, when you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share next calculated after receipt and acceptance of the order by the authorized agent.

Anti-Money Laundering Compliance.    The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if you are not a U.S. resident or it does not contain your name, social security number, date of birth and permanent street address. This information may be compared to information obtained through third party sources where permitted by law. If we cannot verify this information your account may be restricted and/or closed. If at any time the Funds or an authorized agent believe a

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shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds or an authorized agent also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or an authorized agent to inform the shareholder that it has taken the actions described above. The Manager and State Farm VP Management Corp., the Trust’s distributor, implement the Funds’ anti-money laundering program and have appointed an anti-money laundering compliance officer.

You should review your quarterly statements thoroughly when received. The Recordkeeper employs reasonable procedures to ensure the proper and accurate execution of all transactions. In the event you believe a transaction has occurred on your account in error, you must notify the Recordkeeper via telephone or in writing within 30 days of receipt of your quarterly account statement of any error.

Account Closure

If you are a Qualified Purchaser who has terminated the Retirement Plan Recordkeeping Service Agreement with the Recordkeeper, and if you also are in an individual(k) plan with an account balance below $500, the Fund may redeem the shares in the account, send the proceeds to you at your address of record and close your account. The Manager may waive redemption and closure of an account under this policy, in its discretion.

Excessive Trading/Market Timing

The Manager believes that the Funds are appropriate for a long term investment by a shareholder who can accommodate short-term price volatility. The Funds may also be appropriate as a diversifier of other investments. The Funds are not an appropriate investment for short-term investors who desire to trade the Funds frequently in anticipation of, or reaction to, short term market price movement.

An investment strategy some investors follow is commonly referred to as market timing. The Trust defines market timing as transactions into or between mutual funds on a frequent, short term basis, in anticipation of short term movements of share prices within those mutual funds. This is not an investment strategy supported by the Trust. The Trust does not accommodate shareholders who want to engage in market timing. The Trust attempts to identify and discourage market timing. Do not invest with the Trust if you desire to follow a market timing strategy.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be more susceptible to a time zone arbitrage strategy in which an investor seeks to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market, but prior to the pricing of the Fund’s shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to engaging in a time zone arbitrage strategy).

The Trust attempts to identify and discourage market timing because of the possible risks frequent purchases and redemptions present to shareholders and the portfolio management of the Funds. Market timing risks include the dilution in value of Fund shares held by the Fund’s other shareholders; interference with the efficient management of the Fund’s portfolio; and increased administrative costs for all Fund shareholders. The Board of Trustees for the Trust has adopted the following policies and procedures to discourage market timing:

•	Each Fund reserves the right to reject any purchase request, including exchanges from other Funds. A purchase request could be rejected due to its timing, amount or history of trading.

•	The documents provided by your plan sponsor or administrator may limit the number of times that you can exchange out of a Fund and into another Fund.

There is no guarantee that the Funds will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. We apply our market timing policies and procedures, including any and all restrictions, to all investors without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, investors bear the risk that frequent exchange or transfer activity may occur, resulting in dilution of the value of Fund shares, interference with efficient management of the Funds’ portfolios, and increases in brokerage and administrative costs to the Funds.

Certain shares of the Trust are held in omnibus accounts. When held in omnibus accounts, Trust shares are held in the name of an intermediary, such as a qualified retirement plan, on behalf of multiple beneficial owners, such as plan participants. With respect to Trust shares held in some omnibus accounts, the Trust is not able to identify trading by particular beneficial owners, which makes it difficult or impossible for the Trust to determine if a particular beneficial owner is engaged in frequent trading. The techniques used by the Trust and its intermediaries are not anticipated to identify all frequent trading by beneficial owners of Trust shares held in omnibus accounts. Therefore, the Trust’s market timing restrictions will not apply to all shares held in omnibus accounts.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures regarding the disclosure of each Fund’s portfolio securities is available in the Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The 2011, 2012, 2013 and 2014 information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the December 31, 2014 annual report. The annual report may be obtained from the Funds upon request without charge. The information for the period 2010 was audited by another independent registered public accounting firm whose report dated February 28, 2011 expressed an unqualified opinion on those financial highlights.

(For a share outstanding throughout each period)

EQUITY FUND

	Years ended 12/31
Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.63	$6.53	$5.69	$5.78	$5.13

Income from Investment Operations

Net investment income (loss)(a)(b)	$0.02	$0.01	$0.05	$0.02	—

Net gain (loss) on investments (both realized and unrealized)	$1.23	$2.09	$0.84	$(0.09)	$0.65

Total from investment operations	$1.25	$2.10	$0.89	$(0.07)	$0.65

Less Distributions

Net investment income	$(0.02)	—	$(0.05)	$(0.02)	—

Net realized gain	$(0.13)	—	—	—	—

Total distributions	$(0.15)	—	$(0.05)	$(0.02)	—

Net asset value, end of period	$9.73	$8.63	$6.53	$5.69	$5.78

Total Return	14.45%	32.16%	15.61%	(1.16%)	12.67%

Ratios/Supplemental Data

Net assets, end of period (millions)	$2.3	$2.1	$2.7	$2.2	$2.3

Average Net Asset ratios assuming expense limitations

Expenses	1.48%	1.48%	1.50%	1.50%	1.52%

Net investment income (loss)	0.21%	0.16%	0.73%	0.38%	0.07%

Average Net Asset ratios absent expense limitations

Expenses	1.48%	1.48%	1.50%	1.50%	1.52%

Net investment income (loss)	0.21%	0.16%	0.73%	0.38%	0.07%

Portfolio turnover rate	51%	69%	56%	43%	54%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share in 2010.

78

	Years ended 12/31
Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.60	$6.52	$5.68	$5.77	$5.13

Income from Investment Operations

Net investment income (loss)(a)	$0.04	$0.03	$0.06	$0.03	$0.02

Net gain (loss) on investments (both realized and unrealized)	$1.24	$2.08	$0.84	$(0.08)	$0.64

Total from investment operations	$1.28	$2.11	$0.90	$(0.05)	$0.66

Less Distributions

Net investment income	$(0.04)	$(0.03)	$(0.06)	$(0.04)	$(0.02)

Net realized gain	$(0.13)	—	—	—	—

Total distributions	$(0.17)	$(0.03)	$(0.06)	$(0.04)	$(0.02)

Net asset value, end of period	$9.71	$8.60	$6.52	$5.68	$5.77

Total Return	14.85%	32.35%	15.82%	(0.94%)	12.79%

Ratios/Supplemental Data

Net assets, end of period (millions)	$14.2	$11.2	$9.9	$7.5	$7.0

Average Net Asset ratios assuming expense limitations

Expenses	1.28%	1.29%	1.30%	1.30%	1.32%

Net investment income (loss)	0.40%	0.36%	0.95%	0.57%	0.29%

Average Net Asset ratios absent expense limitations

Expenses	1.28%	1.29%	1.30%	1.30%	1.32%

Net investment income (loss)	0.40%	0.36%	0.95%	0.57%	0.29%

Portfolio turnover rate	51%	69%	56%	43%	54%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

79

	Years ended 12/31
Class R-3 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.65	$6.56	$5.70	$5.79	$5.15

Income from Investment Operations

Net investment income (loss)(a)	$0.06	$0.05	$0.08	$0.05	$0.03

Net gain (loss) on investments (both realized and unrealized)	$1.26	$2.08	$0.86	$(0.09)	$0.64

Total from investment operations	$1.32	$2.13	$0.94	$(0.04)	$0.67

Less Distributions

Net investment income	$(0.07)	$(0.04)	$(0.08)	$(0.05)	$(0.03)

Net realized gain	$(0.13)	—	—	—	—

Total distributions	$(0.20)	$(0.04)	$(0.08)	$(0.05)	$(0.03)

Net asset value, end of period	$9.77	$8.65	$6.56	$5.70	$5.79

Total Return	15.15%	32.55%	16.42%	(0.66%)	13.00%

Ratios/Supplemental Data

Net assets, end of period (millions)	$2.3	$2.2	$2.3	$1.8	$1.9

Average Net Asset ratios assuming expense limitations

Expenses	0.98%	0.98%	1.00%	1.00%	1.02%

Net investment income (loss)	0.71%	0.65%	1.22%	0.87%	0.58%

Average Net Asset ratios absent expense limitations

Expenses	0.98%	0.98%	1.00%	1.00%	1.02%

Net investment income (loss)	0.71%	0.65%	1.22%	0.87%	0.58%

Portfolio turnover rate	51%	69%	56%	43%	54%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

80

(For a share outstanding throughout the period):

SMALL/MID CAP EQUITY FUND

	Years ended 12/31
Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.18	$10.11	$8.69	$8.96	$7.34

Income from Investment Operations

Net investment income (loss)(a)	$(0.07)	$(0.09)	$0.02	$(0.05)	$(0.04)

Net gain (loss) on investments (both realized and unrealized)	$0.55	$3.48	$1.40	$(0.22)	$1.66

Total from investment operations	$0.48	$3.39	$1.42	$(0.27)	$1.62

Less Distributions

Net investment income	—	—	—	—	—

Net realized gain	$(1.44)	$(1.32)	—	—	—

Total distributions	$(1.44)	$(1.32)	—	—	—

Net asset value, end of period	$11.22	$12.18	$10.11	$8.69	$8.96

Total Return	3.83%	33.53%	16.34%	(3.01%)	22.07%

Ratios/Supplemental Data

Net assets, end of period (millions)	$3.3	$3.7	$3.2	$3.0	$3.3

Average Net Asset ratios assuming expense limitations

Expenses	1.71%	1.72%	1.72%	1.72%	1.72%

Net investment income (loss)	(0.58%)	(0.74%)	0.17%	(0.56%)	(0.53%)

Average Net Asset ratios absent expense limitations

Expenses	1.71%	1.72%	1.74%	1.75%	1.79%

Net investment income (loss)	(0.58%)	(0.74%)	0.15%	(0.59%)	(0.60%)

Portfolio turnover rate	102%	116%	91%	86%	107%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

81

	Years ended 12/31
Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.43	$10.29	$8.83	$9.08	$7.43

Income from Investment Operations

Net investment income (loss)(a)	$(0.05)	$(0.06)	$0.04	$(0.03)	$(0.02)

Net gain (loss) on investments (both realized and unrealized)	$0.56	$3.54	$1.42	$(0.22)	$1.67

Total from investment operations	$0.51	$3.48	$1.46	$(0.25)	$1.65

Less Distributions

Net investment income	—	$(0.02)	—	—	—

Net realized gain	$(1.44)	$(1.32)	—	—	—

Total distributions	$(1.44)	$(1.34)	—	—	—

Net asset value, end of period	$11.50	$12.43	$10.29	$8.83	$9.08

Total Return	3.98%	33.78%	16.53%	(2.75%)	22.21%

Ratios/Supplemental Data

Net assets, end of period (millions)	$11.9	$10.5	$9.1	$6.4	$7.1

Average Net Asset ratios assuming expense limitations

Expenses	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss)	(0.38%)	(0.52%)	0.45%	(0.38%)	(0.30%)

Average Net Asset ratios absent expense limitations

Expenses	1.52%	1.52%	1.54%	1.55%	1.59%

Net investment income (loss)	(0.38%)	(0.52%)	0.43%	(0.41%)	(0.37%)

Portfolio turnover rate	102%	116%	91%	86%	107%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

82

	Years ended 12/31
Class R-3 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.84	$10.59	$9.06	$9.29	$7.57

Income from Investment Operations

Net investment income (loss)(a)(b)	$(0.01)	$(0.03)	$0.07	$(0.01)	—

Net gain (loss) on investments (both realized and unrealized)	$0.58	$3.65	$1.46	$(0.22)	$1.72

Total from investment operations	$0.57	$3.62	$1.53	$(0.23)	$1.72

Less Distributions

Net investment income	—	$(0.05)	—	—	—

Net realized gain	$(1.44)	$(1.32)	—	—	—

Total distributions	$(1.44)	$(1.37)	—	—	—

Net asset value, end of period	$11.97	$12.84	$10.59	$9.06	$9.29

Total Return	4.33%	34.19%	16.89%	(2.48%)	22.72%

Ratios/Supplemental Data

Net assets, end of period (millions)	$2.8	$2.8	$2.1	$1.6	$1.9

Average Net Asset ratios assuming expense limitations

Expenses	1.21%	1.22%	1.22%	1.22%	1.22%

Net investment income (loss)	(0.08%)	(0.23%)	0.72%	(0.07%)	(0.02%)

Average Net Asset ratios absent expense limitations

Expenses	1.21%	1.22%	1.24%	1.25%	1.29%

Net investment income (loss)	(0.08%)	(0.23%)	0.70%	(0.10%)	(0.09%)

Portfolio turnover rate	102%	116%	91%	86%	107%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share in 2010.

83

(For a share outstanding throughout each period):

INTERNATIONAL EQUITY FUND

	Years ended 12/31
Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.36	$9.77	$8.26	$9.74	$8.84

Income from Investment Operations

Net investment income (loss)(a)(b)	—	$0.03	$0.06	$0.04	$0.02

Net gain (loss) on investments (both realized and unrealized)	$(0.76)	$1.64	$1.45	$(1.42)	$0.99

Total from investment operations	$(0.76)	$1.67	$1.51	$(1.38)	$1.01

Less Distributions

Net investment income	$(0.03)	$(0.08)	—	$(0.10)	$(0.11)

Net realized gain	—	—	—	—	—

Total distributions	$(0.03)	$(0.08)	—	$(0.10)	$(0.11)

Net asset value, end of period	$10.57	$11.36	$9.77	$8.26	$9.74

Total Return	(6.71%)	17.14%	18.28%	(14.16%)	11.40%

Ratios/Supplemental Data

Net assets, end of period (millions)	$2.4	$2.9	$2.5	$2.4	$2.9

Average Net Asset ratios assuming expense limitations

Expenses	1.82%	1.82%	1.82%	1.82%	1.82%

Net investment income (loss)	(0.04%)	0.27%	0.69%	0.48%	0.24%

Average Net Asset ratios absent expense limitations

Expenses	1.86%	1.85%	1.87%	1.95%	1.99%

Net investment income (loss)	(0.08%)	0.24%	0.64%	0.35%	0.07%

Portfolio turnover rate	96%	77%	47%	57%	66%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Class R-1 shares in 2014.

84

	Years ended 12/31
Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.41	$9.81	$8.29	$9.77	$8.87

Income from Investment Operations

Net investment income (loss)(a)	$0.01	$0.04	$0.08	$0.06	$0.04

Net gain (loss) on investments (both realized and unrealized)	$(0.75)	$1.67	$1.44	$(1.42)	$0.99

Total from investment operations	$(0.74)	$1.71	$1.52	$(1.36)	$1.03

Less Distributions

Net investment income	$(0.06)	$(0.11)	—	$(0.12)	$(0.13)

Net realized gain	—	—	—	—	—

Total distributions	$(0.06)	$(0.11)	—	$(0.12)	$(0.13)

Net asset value, end of period	$10.61	$11.41	$9.81	$8.29	$9.77

Total Return	(6.48%)	17.40%	18.34%	(13.94%)	11.63%

Ratios/Supplemental Data

Net assets, end of period (millions)	$6.2	$5.8	$5.9	$4.7	$5.8

Average Net Asset ratios assuming expense limitations

Expenses	1.62%	1.62%	1.62%	1.62%	1.62%

Net investment income (loss)	0.10%	0.40%	0.87%	0.66%	0.43%

Average Net Asset ratios absent expense limitations

Expenses	1.66%	1.65%	1.67%	1.75%	1.80%

Net investment income (loss)	0.06%	0.37%	0.82%	0.53%	0.25%

Portfolio turnover rate	96%	77%	47%	57%	66%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

85

	Years ended 12/31
Class R-3 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.52	$9.90	$8.33	$9.83	$8.91

Income from Investment Operations

Net investment income (loss)(a)	$0.05	$0.08	$0.11	$0.09	$0.07

Net gain (loss) on investments (both realized and unrealized)	$(0.77)	$1.68	$1.46	$(1.44)	$1.00

Total from investment operations	$(0.72)	$1.76	$1.57	$(1.35)	$1.07

Less Distributions

Net investment income	$(0.09)	$(0.14)	—	$(0.15)	$(0.15)

Net realized gain	—	—	—	—	—

Total distributions	$(0.09)	$(0.14)	—	$(0.15)	$(0.15)

Net asset value, end of period	$10.71	$11.52	$9.90	$8.33	$9.83

Total Return	(6.25%)	17.74%	18.85%	(13.75%)	12.06%

Ratios/Supplemental Data

Net assets, end of period (millions)	$2.1	$2.2	$1.9	$1.6	$1.9

Average Net Asset ratios assuming expense limitations

Expenses	1.32%	1.32%	1.32%	1.32%	1.32%

Net investment income (loss)	0.43%	0.76%	1.20%	0.95%	0.75%

Average Net Asset ratios absent expense limitations

Expenses	1.36%	1.35%	1.37%	1.45%	1.49%

Net investment income (loss)	0.39%	0.73%	1.15%	0.82%	0.58%

Portfolio turnover rate	96%	77%	47%	57%	66%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

86

(For a share outstanding throughout each period):

S&P 500 INDEX FUND

	Years ended 12/31
Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.97	$10.75	$9.47	$9.48	$8.39

Income from Investment Operations

Net investment income(a)(b)	$0.13	$0.12	$0.13	$0.10	$0.08

Net gain (loss) on investments (both realized and unrealized)	$1.61	$3.21	$1.27	$(0.01)	$1.09

Total from investment operations	$1.74	$3.33	$1.40	$0.09	$1.17

Less Distributions

Net investment income	$(0.12)	$(0.11)	$(0.12)	$(0.10)	$(0.08)

Net realized gain	—	—	—	—	—

Total distributions	$(0.12)	$(0.11)	$(0.12)	$(0.10)	$(0.08)

Net asset value, end of period	$15.59	$13.97	$10.75	$9.47	$9.48

Total Return	12.45%	31.01%	14.77%	0.98%	13.89%

Ratios/Supplemental Data

Net assets, end of period (millions)	$6.9	$8.1	$6.5	$6.0	$5.9

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.06%	1.07%	1.09%	1.12%	1.11%

Net investment income(b)	0.93%	0.99%	1.20%	1.02%	0.96%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(b)	1.06%	1.07%	1.09%	1.13%	1.11%

Net investment income (loss)(b)	0.93%	0.99%	1.20%	1.01%	0.96%

Portfolio turnover rate(c)	2%	3%	2%	5%	9%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio through May 11, 2012.
(c)	The 2012 portfolio turnover rate reflects the period from May 12, 2012 to December 31, 2012 and excludes in-kind contribution of portfolio securities received on May 12, 2012. Prior to May 12, 2012, the S&P 500 Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2012 through May 11, 2012 was 5%.

87

	Years ended 12/31
Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.89	$10.70	$9.43	$9.44	$8.36

Income from Investment Operations

Net investment income(a)(b)	$0.16	$0.15	$0.15	$0.12	$0.10

Net gain (loss) on investments (both realized and unrealized)(c)	$1.60	$3.19	$1.26	—	$1.08

Total from investment operations	$1.76	$3.34	$1.41	$0.12	$1.18

Less Distributions

Net investment income	$(0.15)	$(0.15)	$(0.14)	$(0.13)	$(0.10)

Net realized gain	—	—	—	—	—

Total distributions	$(0.15)	$(0.15)	$(0.14)	$(0.13)	$(0.10)

Net asset value, end of period	$15.50	$13.89	$10.70	$9.43	$9.44

Total Return	12.69%	31.22%	14.98%	1.21%	14.14%

Ratios/Supplemental Data

Net assets, end of period (millions)	$20.2	$19.4	$15.7	$13.3	$12.6

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	0.86%	0.86%	0.89%	0.92%	0.91%

Net investment income(b)	1.13%	1.19%	1.42%	1.21%	1.17%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(b)	0.86%	0.86%	0.89%	0.93%	0.91%

Net investment income (loss)(b)	1.13%	1.19%	1.42%	1.20%	1.17%

Portfolio turnover rate(d)	2%	3%	2%	5%	9%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio through May 11, 2012.
(c)	Net gain (loss) on investments represents less than $0.01 per share in 2011.
(d)	The 2012 portfolio turnover rate reflects the period from May 12, 2012 to December 31, 2012 and excludes in-kind contribution of portfolio securities received on May 12, 2012. Prior to May 12, 2012, the S&P 500 Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2012 through May 11, 2012 was 5%.

88

	Years ended 12/31
Class R-3 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.00	$10.78	$9.50	$9.50	$8.42

Income from Investment Operations

Net investment income(a)(b)	$0.20	$0.19	$0.18	$0.15	$0.13

Net gain (loss) on investments (both realized and unrealized)(c)	$1.61	$3.22	$1.27	—	$1.08

Total from investment operations	$1.81	$3.41	$1.45	$0.15	$1.21

Less Distributions

Net investment income	$(0.19)	$(0.19)	$(0.17)	$(0.15)	$(0.13)

Net realized gain	—	—	—	—	—

Total distributions	$(0.19)	$(0.19)	$(0.17)	$(0.15)	$(0.13)

Net asset value, end of period	$15.62	$14.00	$10.78	$9.50	$9.50

Total Return	12.95%	31.61%	15.32%	1.60%	14.35%

Ratios/Supplemental Data

Net assets, end of period (millions)	$2.1	$3.5	$2.5	$1.9	$2.0

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	0.56%	0.57%	0.59%	0.62%	0.61%

Net investment income(b)	1.42%	1.49%	1.72%	1.51%	1.47%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(b)	0.56%	0.57%	0.59%	0.63%	0.61%

Net investment income (loss)(b)	1.42%	1.49%	1.72%	1.50%	1.47%

Portfolio turnover rate(d)	2%	3%	2%	5%	9%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio through May 11, 2012.
(c)	Net gain (loss) on investments represents less than $0.01 per share in 2011.
(d)	The 2012 portfolio turnover rate reflects the period from May 12, 2012 to December 31, 2012 and excludes in-kind contribution of portfolio securities received on May 12, 2012. Prior to May 12, 2012, the S&P 500 Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2012 through May 11, 2012 was 5%.

89

(For a share outstanding throughout each period):

SMALL CAP INDEX FUND

	Years ended 12/31
Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.51	$12.63	$11.32	$12.08	$9.64

Income from Investment Operations

Net investment income(a)(b)	—	$(0.01)	$0.09	$(0.01)	—

Net gain (loss) on investments (both realized and unrealized)	$0.60	$4.70	$1.59	$(0.64)	$2.44

Total from investment operations	$0.60	$4.69	$1.68	$(0.65)	$2.44

Less Distributions

Net investment income	—	$(0.01)	$(0.06)	—	—

Net realized gain	$(0.92)	$(0.80)	$(0.31)	$(0.11)	—

Total distributions	$(0.92)	$(0.81)	$(0.37)	$(0.11)	—

Net asset value, end of period	$16.19	$16.51	$12.63	$11.32	$12.08

Total Return	3.61%	37.25%	14.88%	(5.35%)	25.31%

Ratios/Supplemental Data

Net assets, end of period (millions)	$3.7	$4.2	$3.2	$2.7	$3.0

Average Net Asset ratios assuming expense limitations

Expenses(c)	1.25%	1.26%	1.27%	1.27%	1.27%

Net investment income (loss)	(0.01%)	(0.10%)	0.71%	(0.06%)	0.04%

Average Net Asset ratios absent expense limitations

Expenses	1.26%	1.28%	1.30%	1.30%	1.33%

Net investment income (loss)	(0.02%)	(0.12%)	0.68%	(0.09%)	(0.02%)

Portfolio turnover rate	16%	14%	14%	14%	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share in 2010 and 2014.
(c)	The expense ratios include the effect of an expense reduction.

90

	Years ended 12/31
Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.53	$12.64	$11.34	$12.08	$9.64

Income from Investment Operations

Net investment income(a)	$0.03	$0.01	$0.11	$0.02	$0.03

Net gain (loss) on investments (both realized and unrealized)	$0.61	$4.72	$1.59	$(0.64)	$2.43

Total from investment operations	$0.64	$4.73	$1.70	$(0.62)	$2.46

Less Distributions

Net investment income	$(0.03)	$(0.04)	$(0.09)	$(0.01)	$(0.02)

Net realized gain	$(0.92)	$(0.80)	$(0.31)	$(0.11)	—

Total distributions	$(0.95)	$(0.84)	$(0.40)	$(0.12)	$(0.02)

Net asset value, end of period	$16.22	$16.53	$12.64	$11.34	$12.08

Total Return	3.89%	37.44%	15.09%	(5.13%)	25.57%

Ratios/Supplemental Data

Net assets, end of period (millions)	$9.0	$8.9	$6.8	$5.6	$5.9

Average Net Asset ratios assuming expense limitations

Expenses(b)	1.05%	1.06%	1.07%	1.07%	1.07%

Net investment income (loss)	0.18%	0.10%	0.93%	0.13%	0.29%

Average Net Asset ratios absent expense limitations

Expenses	1.06%	1.08%	1.10%	1.10%	1.13%

Net investment income (loss)	0.17%	0.08%	0.90%	0.10%	0.23%

Portfolio turnover rate	16%	14%	14%	14%	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	The expense ratios include the effect of an expense reduction.

91

	Years ended 12/31
Class R-3 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.64	$12.71	$11.40	$12.15	$9.69

Income from Investment Operations

Net investment income(a)	$0.08	$0.06	$0.15	$0.05	$0.06

Net gain (loss) on investments (both realized and unrealized)	$0.62	$4.75	$1.60	$(0.65)	$2.45

Total from investment operations	$0.70	$4.81	$1.75	$(0.60)	$2.51

Less Distributions

Net investment income	$(0.08)	$(0.08)	$(0.13)	$(0.04)	$(0.05)

Net realized gain	$(0.92)	$(0.80)	$(0.31)	$(0.11)	—

Total distributions	$(1.00)	$(0.88)	$(0.44)	$(0.15)	$(0.05)

Net asset value, end of period	$16.34	$16.64	$12.71	$11.40	$12.15

Total Return	4.15%	37.86%	15.44%	(4.88%)	25.92%

Ratios/Supplemental Data

Net assets, end of period (millions)	$2.4	$2.5	$1.9	$1.5	$1.7

Average Net Asset ratios assuming expense limitations

Expenses(b)	0.75%	0.76%	0.77%	0.77%	0.77%

Net investment income (loss)	0.49%	0.40%	1.24%	0.44%	0.58%

Average Net Asset ratios absent expense limitations

Expenses	0.76%	0.78%	0.80%	0.80%	0.83%

Net investment income (loss)	0.48%	0.38%	1.21%	0.41%	0.52%

Portfolio turnover rate	16%	14%	14%	14%	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	The expense ratios include the effect of an expense reduction.

92

(For a share outstanding throughout each period):

INTERNATIONAL INDEX FUND

	Years ended 12/31
Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.50	$10.56	$9.19	$10.83	$10.32

Income from Investment Operations

Net investment income(a)	$0.28	$0.18	$0.19	$0.20	$0.13

Net gain (loss) on investments (both realized and unrealized)	$(1.12)	$1.93	$1.38	$(1.63)	$0.51

Total from investment operations	$(0.84)	$2.11	$1.57	$(1.43)	$0.64

Less Distributions

Net investment income	$(0.24)	$(0.17)	$(0.20)	$(0.21)	$(0.13)

Net realized gain	—	—	—	—	—

Total distributions	$(0.24)	$(0.17)	$(0.20)	$(0.21)	$(0.13)

Net asset value, end of period	$11.42	$12.50	$10.56	$9.19	$10.83

Total Return	(6.65%)	19.97%	17.13%	(13.19%)	6.21%

Ratios/Supplemental Data

Net assets, end of period (millions)	$3.1	$3.7	$3.4	$3.1	$3.6

Average Net Asset ratios assuming expense limitations

Expenses(b)	1.50%	1.51%	1.52%	1.52%	1.52%

Net investment income	2.28%	1.54%	1.98%	1.86%	1.33%

Average Net Asset ratios absent expense limitations

Expenses	1.53%	1.55%	1.58%	1.55%	1.55%

Net investment income (loss)	2.25%	1.50%	1.92%	1.83%	1.30%

Portfolio turnover rate	2%	1%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	The expense ratios include the effect of an expense reduction.

93

	Years ended 12/31
Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.46	$10.53	$9.17	$10.81	$10.31

Income from Investment Operations

Net investment income(a)	$0.29	$0.19	$0.21	$0.22	$0.15

Net gain (loss) on investments (both realized and unrealized)	$(1.09)	$1.94	$1.38	$(1.63)	$0.51

Total from investment operations	$(0.80)	$2.13	$1.59	$(1.41)	$0.66

Less Distributions

Net investment income	$(0.28)	$(0.20)	$(0.23)	$(0.23)	$(0.16)

Net realized gain	—	—	—	—	—

Total distributions	$(0.28)	$(0.20)	$(0.23)	$(0.23)	$(0.16)

Net asset value, end of period	$11.38	$12.46	$10.53	$9.17	$10.81

Total Return	(6.49%)	20.23%	17.30%	(13.00%)	6.39%

Ratios/Supplemental Data

Net assets, end of period (millions)	$7.5	$7.4	$6.8	$5.7	$6.4

Average Net Asset ratios assuming expense limitations

Expenses(b)	1.30%	1.31%	1.32%	1.32%	1.32%

Net investment income	2.31%	1.69%	2.10%	2.08%	1.49%

Average Net Asset ratios absent expense limitations

Expenses	1.33%	1.35%	1.38%	1.35%	1.35%

Net investment income (loss)	2.28%	1.65%	2.04%	2.05%	1.46%

Portfolio turnover rate	2%	1%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	The expense ratios include the effect of an expense reduction.

94

	Years ended 12/31
Class R-3 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.52	$10.58	$9.20	$10.85	$10.35

Income from Investment Operations

Net investment income(a)	$0.34	$0.23	$0.24	$0.25	$0.18

Net gain (loss) on investments (both realized and unrealized)	$(1.11)	$1.94	$1.40	$(1.64)	$0.51

Total from investment operations	$(0.77)	$2.17	$1.64	$(1.39)	$0.69

Less Distributions

Net investment income	$(0.31)	$(0.23)	$(0.26)	$(0.26)	$(0.19)

Net realized gain	—	—	—	—	—

Total distributions	$(0.31)	$(0.23)	$(0.26)	$(0.26)	$(0.19)

Net asset value, end of period	$11.44	$12.52	$10.58	$9.20	$10.85

Total Return	(6.18%)	20.53%	17.81%	(12.77%)	6.66%

Ratios/Supplemental Data

Net assets, end of period (millions)	$2.1	$2.3	$1.9	$1.5	$1.8

Average Net Asset ratios assuming expense limitations

Expenses(b)	1.00%	1.01%	1.02%	1.02%	1.02%

Net investment income	2.69%	2.00%	2.42%	2.37%	1.80%

Average Net Asset ratios absent expense limitations

Expenses	1.03%	1.05%	1.08%	1.05%	1.05%

Net investment income (loss)	2.66%	1.96%	2.36%	2.34%	1.77%

Portfolio turnover rate	2%	1%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	The expense ratios include the effect of an expense reduction.

95

(For a share outstanding throughout each period):

EQUITY AND BOND FUND

	Years ended 12/31
Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.95	$8.57	$7.84	$7.76	$7.15

Income from Investment Operations

Net investment income(a)	$0.10	$0.08	$0.11	$0.10	$0.08

Net gain (loss) on investments (both realized and unrealized)	$0.97	$1.38	$0.73	$0.08	$0.62

Total from investment operations	$1.07	$1.46	$0.84	$0.18	$0.70

Less Distributions

Net investment income	$(0.10)	$(0.08)	$(0.11)	$(0.10)	$(0.09)

Net realized gain(b)	$(0.02)	—	—	—	—

Total distributions	$(0.12)	$(0.08)	$(0.11)	$(0.10)	$(0.09)

Net asset value, end of period	$10.90	$9.95	$8.57	$7.84	$7.76

Total Return	10.79%	17.07%	10.78%	2.42%	9.86%

Ratios/Supplemental Data

Net assets, end of period (millions)	$2.9	$2.5	$2.6	$2.3	$2.3

Average Net Asset ratios assuming expense limitations

Expenses(c)	0.57%	0.57%	0.57%	0.57%	0.57%

Net investment income	0.97%	0.86%	1.32%	1.29%	1.14%

Average Net Asset ratios absent expense limitations

Expenses(c)	0.65%	0.66%	0.67%	0.68%	0.69%

Net investment income	0.89%	0.77%	1.22%	1.18%	1.02%

Portfolio turnover rate	1%	0%	1%	2%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net realized gain distributions represent less than $0.01 per share in 2011.
(c)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

96

	Years ended 12/31
Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.96	$8.58	$7.86	$7.78	$7.17

Income from Investment Operations

Net investment income(a)	$0.13	$0.11	$0.13	$0.12	$0.10

Net gain (loss) on investments (both realized and unrealized)	$0.98	$1.37	$0.72	$0.08	$0.62

Total from investment operations	$1.11	$1.48	$0.85	$0.20	$0.72

Less Distributions

Net investment income	$(0.13)	$(0.10)	$(0.13)	$(0.12)	$(0.11)

Net realized gain(b)	$(0.02)	—	—	—	—

Total distributions	$(0.15)	$(0.10)	$(0.13)	$(0.12)	$(0.11)

Net asset value, end of period	$10.92	$9.96	$8.58	$7.86	$7.78

Total Return	11.11%	17.33%	10.82%	2.63%	10.04%

Ratios/Supplemental Data

Net assets, end of period (millions)	$6.9	$5.3	$4.5	$3.6	$3.7

Average Net Asset ratios assuming expense limitations

Expenses(c)	0.37%	0.37%	0.37%	0.37%	0.37%

Net investment income	1.21%	1.13%	1.48%	1.46%	1.31%

Average Net Asset ratios absent expense limitations

Expenses(c)	0.45%	0.46%	0.47%	0.48%	0.49%

Net investment income	1.13%	1.04%	1.38%	1.35%	1.19%

Portfolio turnover rate	1%	0%	1%	2%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net realized gain distributions represent less than $0.01 per share in 2011.
(c)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

97

	Years ended 12/31
Class R-3 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.98	$8.59	$7.87	$7.79	$7.17

Income from Investment Operations

Net investment income(a)	$0.15	$0.13	$0.15	$0.14	$0.12

Net gain (loss) on investments (both realized and unrealized)	$0.98	$1.39	$0.72	$0.08	$0.63

Total from investment operations	$1.13	$1.52	$0.87	$0.22	$0.75

Less Distributions

Net investment income	$(0.15)	$(0.13)	$(0.15)	$(0.14)	$(0.13)

Net realized gain(b)	$(0.02)	—	—	—	—

Total distributions	$(0.17)	$(0.13)	$(0.15)	$(0.14)	$(0.13)

Net asset value, end of period	$10.94	$9.98	$8.59	$7.87	$7.79

Total Return	11.39%	17.76%	11.14%	2.92%	10.52%

Ratios/Supplemental Data

Net assets, end of period (millions)	$1.6	$1.5	$1.3	$1.2	$1.1

Average Net Asset ratios assuming expense limitations

Expenses(c)	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	1.47%	1.40%	1.80%	1.75%	1.66%

Average Net Asset ratios absent expense limitations

Expenses(c)	0.15%	0.16%	0.17%	0.18%	0.18%

Net investment income	1.39%	1.31%	1.70%	1.64%	1.55%

Portfolio turnover rate	1%	0%	1%	2%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net realized gain distributions represent less than $0.01 per share in 2011.
(c)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

98

(For a share outstanding throughout each period):

BOND FUND

	Years ended 12/31
Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.99	$11.78	$11.65	$11.12	$10.88

Income from Investment Operations

Net investment income (loss)	$0.25	$0.25	$0.27	$0.30	$0.33

Net gain (loss) on investments (both realized and unrealized)	$0.33	$(0.71)	$0.13	$0.53	$0.24

Total from investment operations	$0.58	$(0.46)	$0.40	$0.83	$0.57

Less Distributions

Net investment income	$(0.25)	$(0.25)	$(0.27)	$(0.30)	$(0.33)

Net realized gain(a)	—	$(0.08)	—	—	—

Total distributions	$(0.25)	$(0.33)	$(0.27)	$(0.30)	$(0.33)

Net asset value, end of period	$11.32	$10.99	$11.78	$11.65	$11.12

Total Return	5.30%	(3.91%)	3.44%	7.61%	5.22%

Ratios/Supplemental Data

Net assets, end of period (millions)	$3.5	$3.7	$4.4	$3.9	$3.7

Average Net Asset ratios assuming expense limitations

Expenses	0.98%	0.98%	0.98%	0.99%	1.00%

Net investment income (loss)	2.19%	2.20%	2.28%	2.68%	2.92%

Average Net Asset ratios absent expense limitations

Expenses	0.98%	0.98%	0.98%	0.99%	1.00%

Net investment income (loss)	2.19%	2.20%	2.28%	2.68%	2.92%

Portfolio turnover rate	10%	21%	8%	8%	16%

(a)	Net realized gain distributions represent less than $0.01 per share in 2014.

99

	Years ended 12/31
Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.98	$11.77	$11.64	$11.11	$10.87

Income from Investment Operations

Net investment income (loss)	$0.27	$0.27	$0.29	$0.33	$0.35

Net gain (loss) on investments (both realized and unrealized)	$0.32	$(0.71)	$0.13	$0.53	$0.24

Total from investment operations	$0.59	$(0.44)	$0.42	$0.86	$0.59

Less Distributions

Net investment income	$(0.27)	$(0.27)	$(0.29)	$(0.33)	$(0.35)

Net realized gain(a)	—	$(0.08)	—	—	—

Total distributions	$(0.27)	$(0.35)	$(0.29)	$(0.33)	$(0.35)

Net asset value, end of period	$11.30	$10.98	$11.77	$11.64	$11.11

Total Return	5.42%	(3.73%)	3.65%	7.83%	5.43%

Ratios/Supplemental Data

Net assets, end of period (millions)	$8.0	$8.1	$8.6	$6.7	$5.9

Average Net Asset ratios assuming expense limitations

Expenses	0.78%	0.78%	0.78%	0.79%	0.80%

Net investment income (loss)	2.39%	2.41%	2.47%	2.88%	3.10%

Average Net Asset ratios absent expense limitations

Expenses	0.78%	0.78%	0.78%	0.79%	0.80%

Net investment income (loss)	2.39%	2.41%	2.47%	2.88%	3.10%

Portfolio turnover rate	10%	21%	8%	8%	16%

(a)	Net realized gain distributions represent less than $0.01 per share in 2014.

100

	Years ended 12/31
Class R-3 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.99	$11.79	$11.66	$11.12	$10.88

Income from Investment Operations

Net investment income (loss)	$0.30	$0.31	$0.33	$0.36	$0.38

Net gain (loss) on investments (both realized and unrealized)	$0.33	$(0.72)	$0.13	$0.54	$0.24

Total from investment operations	$0.63	$(0.41)	$0.46	$0.90	$0.62

Less Distributions

Net investment income	$(0.30)	$(0.31)	$(0.33)	$(0.36)	$(0.38)

Net realized gain(a)	—	$(0.08)	—	—	—

Total distributions	$(0.30)	$(0.39)	$(0.33)	$(0.36)	$(0.38)

Net asset value, end of period	$11.32	$10.99	$11.79	$11.66	$11.12

Total Return	5.83%	(3.51%)	3.96%	8.24%	5.75%

Ratios/Supplemental Data

Net assets, end of period (millions)	$1.9	$1.8	$2.2	$1.9	$1.7

Average Net Asset ratios assuming expense limitations

Expenses	0.48%	0.48%	0.48%	0.49%	0.50%

Net investment income (loss)	2.69%	2.70%	2.78%	3.19%	3.42%

Average Net Asset ratios absent expense limitations

Expenses	0.48%	0.48%	0.48%	0.49%	0.50%

Net investment income (loss)	2.69%	2.70%	2.78%	3.19%	3.42%

Portfolio turnover rate	10%	21%	8%	8%	16%

(a)	Net realized gain distributions represent less than $0.01 per share in 2014.

101

(For a share outstanding throughout the period):

MONEY MARKET FUND

	Years ended 12/31
Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations

Net investment income	—	—	—	—	—

Net gain (loss) on investments (both realized and unrealized)(a)	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions

Net investment income	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.00%	0.00%	0.00%	0.00%

Ratios/Supplemental Data

Net assets, end of period (millions)	$4.2	$4.6	$5.6	$5.6	$5.9

Average Net Asset ratios assuming expense limitations

Expenses(b)	0.07%	0.09%	0.11%	0.12%	0.17%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Average Net Asset ratios absent expense limitations

Expenses	0.91%	0.91%	0.91%	0.92%	0.92%

Net investment income	(0.84%)	(0.82%)	(0.80%)	(0.80%)	(0.75%)

(a)	Net gain (loss) on investments represents less than $0.01 per share in 2013.
(b)	The expense ratios for all five periods ended 12/31 include the effect of the voluntary fee waivers by SFIMC & State Farm VP Management Corp.

102

	Years ended 12/31
Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations

Net investment income	—	—	—	—	—

Net gain (loss) on investments (both realized and unrealized)(a)	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions

Net investment income	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.00%	0.00%	0.00%	0.00%

Ratios/Supplemental Data

Net assets, end of period (millions)	$13.0	$14.4	$17.4	$15.8	$14.5

Average Net Asset ratios assuming expense limitations

Expenses(b)	0.07%	0.09%	0.11%	0.11%	0.17%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Average Net Asset ratios absent expense limitations

Expenses	0.71%	0.71%	0.71%	0.72%	0.72%

Net investment income	(0.64%)	(0.62%)	(0.60%)	(0.61%)	(0.55%)

(a)	Net gain (loss) on investments represents less than $0.01 per share in 2013.
(b)	The expense ratios for all five periods ended 12/31 include the effect of the voluntary fee waivers by SFIMC & State Farm VP Management Corp.

103

	Years ended 12/31
Class R-3 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations

Net investment income(a)	—	—	—	—	—

Net gain (loss) on investments (both realized and unrealized)(b)	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions

Net investment income(a)	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(c)	0.00%	0.00%	0.00%	0.00%	0.00%

Ratios/Supplemental Data

Net assets, end of period (millions)	$2.0	$1.5	$2.2	$2.5	$3.1

Average Net Asset ratios assuming expense limitations

Expenses(d)	0.07%	0.09%	0.11%	0.11%	0.17%

Net investment income(c)	0.00%	0.00%	0.00%	0.00%	0.00%

Average Net Asset ratios absent expense limitations

Expenses	0.51%	0.51%	0.51%	0.52%	0.52%

Net investment income	(0.44%)	(0.42%)	(0.40%)	(0.41%)	(0.35%)

(a)	Net investment income and distributions represent less than $0.01 per share in 2010, 2011, 2012, 2013 and 2014.
(b)	Net gain (loss) on investments represents less than $0.01 per share in 2013.
(c)	Net investment income and total return represent less than 0.005% per share in 2010, 2011, 2012, 2013 and 2014.
(d)	The expense ratios for all five periods ended 12/31 include the effect of the voluntary fee waivers by SFIMC and State Farm VP Management Corp.

104

(For a share outstanding throughout each period):

LIFEPATH RETIREMENT FUND

	Years ended 12/31
Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.42	$12.24	$11.72	$11.54	$10.79

Income from Investment Operations

Net investment income(a)(b)	$0.11	$0.09	$0.13	$0.18	$0.15

Net gain (loss) on investments (both realized and unrealized)	$0.40	$0.58	$0.80	$0.18	$0.76

Total from investment operations	$0.51	$0.67	$0.93	$0.36	$0.91

Less Distributions

Net investment income	$(0.11)	$(0.09)	$(0.14)	$(0.18)	$(0.14)

Net realized gain	$(0.62)	$(0.40)	$(0.27)	—	$(0.02)

Total distributions	$(0.73)	$(0.49)	$(0.41)	$(0.18)	$(0.16)

Net asset value, end of period	$12.20	$12.42	$12.24	$11.72	$11.54

Total Return	4.16%	5.50%	8.00%	3.16%	8.59%

Ratios/Supplemental Data

Net assets, end of period (millions)	$6.6	$6.4	$5.8	$5.3	$5.3

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)(c)	1.39%	1.39%	1.46%	1.49%	1.49%

Net investment income(b)	0.89%	0.70%	1.03%	1.56%	1.34%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.78%	1.77%	1.77%	1.79%	1.83%

Net investment income(d)	0.50%	0.32%	0.72%	1.26%	1.00%

Portfolio turnover rate(e)	14%	17%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.25% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	The expense ratios include the effect of an expense reduction.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.73%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 13%, 20% and 14% for the years ended 2012, 2011 and 2010, respectively.

105

	Years ended 12/31
Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.67	$12.48	$11.94	$11.75	$10.99

Income from Investment Operations

Net investment income(a)(b)	$0.14	$0.11	$0.15	$0.21	$0.18

Net gain (loss) on investments (both realized and unrealized)	$0.41	$0.59	$0.83	$0.19	$0.77

Total from investment operations	$0.55	$0.70	$0.98	$0.40	$0.95

Less Distributions

Net investment income	$(0.14)	$(0.11)	$(0.17)	$(0.21)	$(0.17)

Net realized gain	$(0.62)	$(0.40)	$(0.27)	—	$(0.02)

Total distributions	$(0.76)	$(0.51)	$(0.44)	$(0.21)	$(0.19)

Net asset value, end of period	$12.46	$12.67	$12.48	$11.94	$11.75

Total Return	4.44%	5.64%	8.14%	3.38%	8.88%

Ratios/Supplemental Data

Net assets, end of period (millions)	$23.6	$19.9	$19.1	$16.6	$16.5

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)(c)	1.19%	1.19%	1.26%	1.29%	1.29%

Net investment income(b)	1.09%	0.89%	1.23	1.77%	1.59%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.58%	1.57%	1.57%	1.59%	1.63%

Net investment income(d)	0.70%	0.51%	0.92%	1.47%	1.25%

Portfolio turnover rate(e)	14%	17%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.25% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	The expense ratios include the effect of an expense reduction.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.73%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 13%, 20% and 14% for the years ended 2012, 2011 and 2010, respectively.

106

	Years ended 12/31
Class R-3 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.63	$12.43	$11.90	$11.71	$10.95

Income from Investment Operations

Net investment income(a)(b)	$0.18	$0.15	$0.19	$0.25	$0.21

Net gain (loss) on investments (both realized and unrealized)	$0.40	$0.60	$0.81	$0.18	$0.77

Total from investment operations	$0.58	$0.75	$1.00	$0.43	$0.98

Less Distributions

Net investment income	$(0.17)	$(0.15)	$(0.20)	$(0.24)	$(0.20)

Net realized gain	$(0.62)	$(0.40)	$(0.27)	—	$(0.02)

Total distributions	$(0.79)	$(0.55)	$(0.47)	$(0.24)	$(0.22)

Net asset value, end of period	$12.42	$12.63	$12.43	$11.90	$11.71

Total Return	4.68%	6.09%	8.44%	3.71%	9.13%

Ratios/Supplemental Data

Net assets, end of period (millions)	$1.8	$1.7	$1.6	$1.6	$1.3

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)(c)	0.89%	0.89%	0.96%	0.99%	0.99%

Net investment income(b)	1.39%	1.20%	1.53%	2.06%	1.86%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.28%	1.27%	1.27%	1.29%	1.33%

Net investment income(d)	1.00%	0.82%	1.22%	1.76%	1.52%

Portfolio turnover rate(e)	14%	17%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.25% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	The expense ratios include the effect of an expense reduction.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.73%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 13%, 20% and 14% for the years ended 2012, 2011 and 2010, respectively.

107

(For a share outstanding throughout each period):

LIFEPATH 2020 FUND

	Years ended 12/31
Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.39	$13.84	$12.73	$12.81	$11.75

Income from Investment Operations

Net investment income(a)(b)	$0.13	$0.12	$0.15	$0.18	$0.14

Net gain (loss) on investments (both realized and unrealized)	$0.50	$1.14	$1.15	$(0.09)	$1.05

Total from investment operations	$0.63	$1.26	$1.30	$0.09	$1.19

Less Distributions

Net investment income	$(0.12)	$(0.12)	$(0.17)	$(0.17)	$(0.13)

Net realized gain	$(0.90)	$(0.59)	$(0.02)	—	—

Total distributions	$(1.02)	$(0.71)	$(0.19)	$(0.17)	$(0.13)

Net asset value, end of period	$14.00	$14.39	$13.84	$12.73	$12.81

Total Return	4.37%	9.07%	10.16%	0.77%	10.10%

Ratios/Supplemental Data

Net assets, end of period (millions)	$17.7	$17.5	$16.4	$13.1	$12.2

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.37%	1.36%	1.43%	1.45%	1.45%

Net investment income(b)	0.88%	0.83%	1.14%	1.35%	1.17%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(c)	1.78%	1.77%	1.77%	1.77%	1.80%

Net investment income(c)	0.47%	0.42%	0.80%	1.03%	0.82%

Portfolio turnover rate(d)	21%	19%	5%	5%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.24% and 2.01%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.71%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 15%, 23% and 13% for the years ended 2012, 2011 and 2010, respectively.

108

	Years ended 12/31
Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.40	$13.86	$12.75	$12.82	$11.77

Income from Investment Operations

Net investment income(a)(b)	$0.16	$0.15	$0.18	$0.20	$0.18

Net gain (loss) on investments (both realized and unrealized)	$0.50	$1.13	$1.15	$(0.07)	$1.03

Total from investment operations	$0.66	$1.28	$1.33	$0.13	$1.21

Less Distributions

Net investment income	$(0.16)	$(0.15)	$(0.20)	$(0.20)	$(0.16)

Net realized gain	$(0.90)	$(0.59)	$(0.02)	—	—

Total distributions	$(1.06)	$(0.74)	$(0.22)	$(0.20)	$(0.16)

Net asset value, end of period	$14.00	$14.40	$13.86	$12.75	$12.82

Total Return	4.58%	9.21%	10.43%	0.99%	10.31%

Ratios/Supplemental Data

Net assets, end of period (millions)	$58.3	$45.2	$40.8	$30.4	$26.9

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.17%	1.16%	1.23%	1.25%	1.25%

Net investment income(b)	1.09%	1.03%	1.35%	1.57%	1.45%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(c)	1.58%	1.57%	1.57%	1.57%	1.60%

Net investment income(c)	0.68%	0.62%	1.01%	1.25%	1.10%

Portfolio turnover rate(d)	21%	19%	5%	5%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.24% and 2.01%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.71%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 15%, 23% and 13% for the years ended 2012, 2011 and 2010, respectively.

109

	Years ended 12/31
Class R-3 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.46	$13.90	$12.76	$12.83	$11.77

Income from Investment Operations

Net investment income(a)(b)	$0.21	$0.19	$0.22	$0.24	$0.21

Net gain (loss) on investments (both realized and unrealized)	$0.49	$1.15	$1.16	$(0.08)	$1.04

Total from investment operations	$0.70	$1.34	$1.38	$0.16	$1.25

Less Distributions

Net investment income	$(0.19)	$(0.19)	$(0.22)	$(0.23)	$(0.19)

Net realized gain	$(0.90)	$(0.59)	$(0.02)	—	—

Total distributions	$(1.09)	$(0.78)	$(0.24)	$(0.23)	$(0.19)

Net asset value, end of period	$14.07	$14.46	$13.90	$12.76	$12.83

Total Return	4.88%	9.58%	10.77%	1.29%	10.60%

Ratios/Supplemental Data

Net assets, end of period (millions)	$4.4	$2.9	$2.7	$2.7	$2.9

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	0.87%	0.87%	0.94%	0.95%	0.95%

Net investment income(b)	1.40%	1.34%	1.59%	1.85%	1.70%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(c)	1.28%	1.27%	1.28%	1.27%	1.30%

Net investment income(c)	0.99%	0.94%	1.25%	1.53%	1.35%

Portfolio turnover rate(d)	21%	19%	5%	5%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.24% and 2.01%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.71%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 15%, 23% and 13% for the years ended 2012, 2011 and 2010, respectively.

110

(For a share outstanding throughout each period):

LIFEPATH 2030 FUND

	Years ended 12/31
Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.20	$14.16	$12.76	$13.08	$11.88

Income from Investment Operations

Net investment income(a)(b)	$0.14	$0.15	$0.16	$0.15	$0.13

Net gain (loss) on investments (both realized and unrealized)	$0.56	$1.69	$1.41	$(0.32)	$1.19

Total from investment operations	$0.70	$1.84	$1.57	$(0.17)	$1.32

Less Distributions

Net investment income	$(0.11)	$(0.16)	$(0.17)	$(0.15)	$(0.12)

Net realized gain	$(1.13)	$(0.64)	—	—	—

Total distributions	$(1.24)	$(0.80)	$(0.17)	$(0.15)	$(0.12)

Net asset value, end of period	$14.66	$15.20	$14.16	$12.76	$13.08

Total Return	4.59%	12.99%	12.32%	(1.32%)	11.09%

Ratios/Supplemental Data

Net assets, end of period (millions)	$25.8	$24.9	$19.8	$16.3	$15.9

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.34%	1.34%	1.42%	1.43%	1.43%

Net investment income(b)	0.89%	1.01%	1.19%	1.16%	1.07%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(c)	1.79%	1.77%	1.78%	1.77%	1.79%

Net investment income(c)	0.44%	0.58%	0.83%	0.82%	0.71%

Portfolio turnover rate(d)	33%	22%	5%	7%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.21% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.70%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 16%, 20% and 10% for the years ended 2012, 2011 and 2010, respectively.

111

	Years ended 12/31
Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.26	$14.20	$12.81	$13.13	$11.94

Income from Investment Operations

Net investment income(a)(b)	$0.17	$0.17	$0.20	$0.19	$0.16

Net gain (loss) on investments (both realized and unrealized)	$0.57	$1.71	$1.40	$(0.34)	$1.18

Total from investment operations	$0.74	$1.88	$1.60	$(0.15)	$1.34

Less Distributions

Net investment income	$(0.16)	$(0.18)	$(0.21)	$(0.17)	$(0.15)

Net realized gain	$(1.13)	$(0.64)	—	—	—

Total distributions	$(1.29)	$(0.82)	$(0.21)	$(0.17)	$(0.15)

Net asset value, end of period	$14.71	$15.26	$14.20	$12.81	$13.13

Total Return	4.79%	13.23%	12.45%	(1.11%)	11.32%

Ratios/Supplemental Data

Net assets, end of period (millions)	$52.3	$41.7	$40.4	$26.3	$23.9

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.14%	1.15%	1.22%	1.24%	1.23%

Net investment income(b)	1.10%	1.15%	1.43%	1.41%	1.34%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(c)	1.59%	1.58%	1.58%	1.57%	1.59%

Net investment income (loss)(c)	0.65%	0.72%	1.07%	1.08%	0.98%

Portfolio turnover rate(d)	33%	22%	5%	7%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.21% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.70%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 16%, 20% and 10% for the years ended 2012, 2011 and 2010, respectively.

112

	Years ended 12/31
Class R-3 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.37	$14.29	$12.87	$13.19	$11.98

Income from Investment Operations

Net investment income(a)(b)	$0.22	$0.22	$0.23	$0.22	$0.20

Net gain (loss) on investments (both realized and unrealized)	$0.58	$1.72	$1.42	$(0.33)	$1.19

Total from investment operations	$0.80	$1.94	$1.65	$(0.11)	$1.39

Less Distributions

Net investment income	$(0.20)	$(0.22)	$(0.23)	$(0.21)	$(0.18)

Net realized gain	$(1.13)	$(0.64)	—	—	—

Total distributions	$(1.33)	$(0.86)	$(0.23)	$(0.21)	$(0.18)

Net asset value, end of period	$14.84	$15.37	$14.29	$12.87	$13.19

Total Return	5.15%	13.56%	12.85%	(0.85%)	11.60%

Ratios/Supplemental Data

Net assets, end of period (millions)	$4.4	$3.7	$3.5	$2.9	$3.1

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	0.84%	0.85%	0.92%	0.93%	0.93%

Net investment income(b)	1.40%	1.47%	1.69%	1.66%	1.62%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(c)	1.29%	1.28%	1.28%	1.27%	1.29%

Net investment income(c)	0.95%	1.04%	1.33%	1.32%	1.26%

Portfolio turnover rate(d)	33%	22%	5%	7%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.21% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.70%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 16%, 20% and 10% for the years ended 2012, 2011 and 2010, respectively.

113

(For a share outstanding throughout each period):

LIFEPATH 2040 FUND

	Years ended 12/31
Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.92	$14.41	$12.80	$13.34	$12.02

Income from Investment Operations

Net investment income(a)(b)	$0.15	$0.17	$0.17	$0.13	$0.12

Net gain (loss) on investments (both realized and unrealized)	$0.62	$2.17	$1.62	$(0.54)	$1.31

Total from investment operations	$0.77	$2.34	$1.79	$(0.41)	$1.43

Less Distributions

Net investment income	$(0.12)	$(0.18)	$(0.18)	$(0.13)	$(0.11)

Net realized gain	$(1.32)	$(0.65)	—	—	—

Total distributions	$(1.44)	$(0.83)	$(0.18)	$(0.13)	$(0.11)

Net asset value, end of period	$15.25	$15.92	$14.41	$12.80	$13.34

Total Return	4.79%	16.27%	13.92%	(3.08%)	11.89%

Ratios/Supplemental Data

Net assets, end of period (millions)	$18.5	$18.4	$15.3	$12.3	$12.6

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.33%	1.34%	1.41%	1.42%	1.43%

Net investment income(b)	0.90%	1.11%	1.26%	1.00%	0.94%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(c)	1.79%	1.79%	1.79%	1.78%	1.80%

Net investment income (loss)(c)	0.44%	0.66%	0.88%	0.64%	0.57%

Portfolio turnover rate(d)	42%	26%	4%	8%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.19% and 2.03%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.69%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 14%, 20% and 9% for the years ended 2012, 2011 and 2010, respectively.

114

	Years ended 12/31
Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.99	$14.46	$12.85	$13.40	$12.08

Income from Investment Operations

Net investment income(a)(b)	$0.18	$0.20	$0.21	$0.17	$0.15

Net gain (loss) on investments (both realized and unrealized)	$0.62	$2.18	$1.61	$(0.56)	$1.31

Total from investment operations	$0.80	$2.38	$1.82	$(0.39)	$1.46

Less Distributions

Net investment income	$(0.17)	$(0.20)	$(0.21)	$(0.16)	$(0.14)

Net realized gain	$(1.32)	$(0.65)	—	—	—

Total distributions	$(1.49)	$(0.85)	$(0.21)	$(0.16)	$(0.14)

Net asset value, end of period	$15.30	$15.99	$14.46	$12.85	$13.40

Total Return	4.96%	16.48%	14.15%	(2.91%)	12.08%

Ratios/Supplemental Data

Net assets, end of period (millions)	$43.9	$33.9	$30.7	$22.9	$20.7

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	1.13%	1.14%	1.21%	1.22%	1.23%

Net investment income(b)	1.12%	1.28%	1.47%	1.25%	1.23%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(c)	1.59%	1.58%	1.59%	1.58%	1.60%

Net investment income (loss)(c)	0.66%	0.84%	1.09%	0.89%	0.86%

Portfolio turnover rate(d)	42%	26%	4%	8%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.19% and 2.03%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.69%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 14%, 20% and 9% for the years ended 2012, 2011 and 2010, respectively.

115

	Years ended 12/31
Class R-3 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.26	$14.70	$13.05	$13.60	$12.25

Income from Investment Operations

Net investment income(a)(b)	$0.24	$0.25	$0.24	$0.21	$0.19

Net gain (loss) on investments (both realized and unrealized)	$0.63	$2.21	$1.65	$(0.56)	$1.33

Total from investment operations	$0.87	$2.46	$1.89	$(0.35)	$1.52

Less Distributions

Net investment income	$(0.21)	$(0.25)	$(0.24)	$(0.20)	$(0.17)

Net realized gain	$(1.32)	$(0.65)	—	—	—

Total distributions	$(1.53)	$(0.90)	$(0.24)	$(0.20)	$(0.17)

Net asset value, end of period	$15.60	$16.26	$14.70	$13.05	$13.60

Total Return	5.32%	16.71%	14.50%	(2.60%)	12.41%

Ratios/Supplemental Data

Net assets, end of period (millions)	$4.3	$3.5	$3.0	$2.4	$2.3

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	0.83%	0.84%	0.91%	0.92%	0.93%

Net investment income(b)	1.41%	1.61%	1.73%	1.51%	1.50%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(c)	1.29%	1.29%	1.29%	1.28%	1.30%

Net investment income (loss)(c)	0.95%	1.16%	1.35%	1.15%	1.13%

Portfolio turnover rate(d)	42%	26%	4%	8%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.19% and 2.03%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.69%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 14%, 20% and 9% for the years ended 2012, 2011 and 2010, respectively.

116

(For a share outstanding throughout each period):

LIFEPATH 2050 FUND

Class R-1 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.83	$9.66	$8.62	$9.42	$8.64

Income from Investment Operations

Net investment income (loss)(a)(b)	$0.10	$0.13	$0.12	$0.08	$0.08

Net gain (loss) on investments (both realized and unrealized)	$0.44	$1.70	$1.20	$(0.51)	$1.02

Total from investment operations	$0.54	$1.83	$1.32	$(0.43)	$1.10

Less Distributions

Net investment income	$(0.08)	$(0.11)	$(0.11)	$(0.07)	$(0.05)

Net realized gain	$(0.80)	$(0.55)	$(0.17)	$(0.30)	$(0.27)

Total distributions	$(0.88)	$(0.66)	$(0.28)	$(0.37)	$(0.32)

Net asset value, end of period	$10.49	$10.83	$9.66	$8.62	$9.42

Total Return	4.94%	19.02%	15.29%	(4.61%)	12.69%

Ratios/Supplemental Data

Net assets, end of period (millions)	$5.5	$4.6	$3.5	$2.5	$1.8

Average Net Asset ratios assuming expense reductions and expense waivers

Expenses(b)	1.36%	1.40%	1.46%	1.45%	1.44%

Net investment income (loss)(b)	0.87%	1.26%	1.27%	0.89%	0.90%

Average Net Asset ratios absent expense reductions and expense waivers

Expenses(c)	1.85%	1.88%	1.92%	1.95%	2.08%

Net investment income (loss)(c)	0.38%	0.78%	0.81%	0.39%	0.26%

Portfolio turnover rate(d)	48%	28%	5%	13%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.18% and 2.04%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.69%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 15%, 19% and 12% for the years ended 2012, 2011 and 2010, respectively.

117

Class R-2 Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.84	$9.66	$8.63	$9.42	$8.65

Income from Investment Operations

Net investment income (loss)(a)(b)	$0.12	$0.14	$0.14	$0.11	$0.10

Net gain (loss) on investments (both realized and unrealized)	$0.45	$1.71	$1.19	$(0.51)	$1.01

Total from investment operations	$0.57	$1.85	$1.33	$(0.40)	$1.11

Less Distributions

Net investment income	$(0.11)	$(0.12)	$(0.13)	$(0.09)	$(0.07)

Net realized gain	$(0.80)	$(0.55)	$(0.17)	$(0.30)	$(0.27)

Total distributions	$(0.91)	$(0.67)	$(0.30)	$(0.39)	$(0.34)

Net asset value, end of period	$10.50	$10.84	$9.66	$8.63	$9.42

Total Return	5.20%	19.21%	15.37%	(4.26%)	12.79%

Ratios/Supplemental Data

Net assets, end of period (millions)	$11.5	$7.5	$4.9	$2.9	$1.7

Average Net Asset ratios assuming expense reductions and expense waivers

Expenses(b)	1.16%	1.21%	1.26%	1.26%	1.24%

Net investment income (loss)(b)	1.08%	1.32%	1.52%	1.15%	1.14%

Average Net Asset ratios absent expense reductions and expense waivers

Expenses(c)	1.65%	1.68%	1.72%	1.74%	1.89%

Net investment income (loss)(c)	0.59%	0.85%	1.06%	0.67%	0.49%

Portfolio turnover rate(d)	48%	28%	5%	13%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.18% and 2.04%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.69%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 15%, 19% and 12% for the years ended 2012, 2011 and 2010, respectively.

118

BUSINESS CONTINUITY PLAN DISCLOSURE FOR STATE FARM VP MANAGEMENT CORP.

State Farm VP Management Corp. has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us—If after a significant business disruption you cannot contact us as you usually do at 1-800-447-4930, you should contact your State Farm VP Management Corp. Registered Representative or go to our web site at www.statefarm.com.

Our Business Continuity Plan—We plan to quickly recover and resume business operations as soon as possible after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.

Our business continuity plan addresses: data back up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and procedures to help ensure that our customers have prompt access to their funds and securities if we are unable to continue our business.

Our business continuity plan may be revised or amended. If changes are made, an updated summary will be promptly posted on our website (www.statefarm.com) or you may obtain an updated summary by calling us at the number below and requesting that a written copy be mailed to you.

Varying Disruptions—Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we may transfer our operations to a local site when needed and expect to recover and resume business within 1 business day. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and expect to recover and resume business within 3 business days. In either situation, we plan to continue in business, transfer operations if necessary, and notify you through our web site www.statefarm.com, your State Farm VP Management Corp. Registered Representative, or our customer phone number 1-800-447-4930. In the unlikely event that the significant business disruption is so severe that it prevents us from remaining in business, our plan provides procedures to help ensure that our customers have prompt access to their funds and securities.

In all of the situations described above, in light of the various types of disruptions that could take place and that every emergency poses unique problems, it may take longer to resume operations during any particular disruption.

For more information—If you have questions about our business continuity planning, you can contact us at 1-800-447-4930.

119

ADDITIONAL INFORMATION ABOUT THE FUNDS

You can obtain more information about the Trust’s investments and performance in its annual and semiannual reports to shareowners. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You may also wish to read the Statement of Additional Information (SAI) for more information about the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated in this prospectus by reference.

You can obtain free copies of the Trust’s semi-annual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

State Farm Mutual Funds

P.O. Box 219548

Kansas City, MO 64121-9548

800-447-4930

The Trust also makes its SAI, semi-annual report and annual report available free of charge at its website, https://www.statefarm.com/finances/mutual-funds/manage-your-accounts/prospectuses-reports/

Public Information.    You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-551-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-1520.

For purposes of any electronic version of this prospectus, any URL is an inactive textual reference only. We have taken steps to ensure that all URLs in this prospectus were inactive at the time we created any electronic version of this prospectus.

Securities Investor Protection Corporation (SIPC).    You may obtain information about SIPC, including the SIPC brochure, at www.sipc.org or calling (202) 371-8300.

State Farm Mutual Funds® are offered by:

State Farm VP Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-4930

www.statefarm.com

INVESTMENT CO. ACT FILE NO. 811-10027

120

Presorted
Standard
U.S. Postage
Paid
Lancaster, PA
Permit No. 1275

Not FDIC Insured	• No Bank Guarantee • May Lose Value

120-6344.11-CH

Printed in U.S.A.

State Farm Mutual Fund Trust

Institutional Shares

•	State Farm Equity Fund (SLEIX)
•	State Farm Small/Mid Cap Equity Fund (SFEIX)
•	State Farm International Equity Fund (SFIIX)
•	State Farm S&P 500 Index Fund (SFXIX)
•	State Farm Small Cap Index Fund (SMIIX)
•	State Farm International Index Fund (SFFFX)
•	State Farm Equity and Bond Fund (SEBIX)
•	State Farm Bond Fund (SFBIX)
•	State Farm Money Market Fund (SAIXX)
•	State Farm LifePath® Retirement Fund (SLRIX)
•	State Farm LifePath 2020 Fund (SAWIX)
•	State Farm LifePath 2030 Fund (SAYIX)
•	State Farm LifePath 2040 Fund (SAUIX)

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS—MAY 1, 2015

INVESTMENTS, EXPENSES, STRATEGIES, RISKS AND PERFORMANCE

STATE FARM EQUITY FUND

(SLEIX)

Investment Objective:    The State Farm Equity Fund (the “Fund” or the “Equity Fund”) seeks long term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	0.60%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.31%
Acquired Fund Fees & Expenses	0.00%
Total Annual Fund Operating Expenses	0.91%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Equity Fund. Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIMC”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the Fund’s portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its portion of the Equity Fund in a diversified portfolio of large growth stocks. Bridgeway defines “large stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 1000 Index, an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the U.S. market with dividends reinvested. The Russell 1000® Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Bridgeway selects stocks within the large-cap growth category for the Equity Fund using a statistically driven approach. Under normal circumstances, at least 80% of Bridgeway’s portion of the Equity Fund’s net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap growth category at the time of purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s assets primarily in common stocks of foreign companies.

Westwood

Under normal market conditions, Westwood invests at least 80% of its portion of the Equity Fund (which includes, for purposes of this test, the amount of any borrowings for investment purposes) primarily in common stocks of large capitalization companies, including foreign companies. Westwood may invest its portion of the Equity Fund in securities of companies economically tied to emerging markets. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently

1

undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase, while seasoned companies generally have been operating for at least three years.

In selecting securities, Westwood maintains a list of approved securities of issuers which it believes have proven records and potential for above-average earnings growth. Westwood considers purchasing a security on such list if Westwood’s forecast for growth rates and earnings for that issuer exceeds Wall Street expectations. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt to equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target, and/or a fundamental change that negatively impacts the outlook and original investment thesis. The risk characteristics of Westwood’s portion of the Equity Fund, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Index, the Fund’s benchmark.

Both Bridgeway and Westwood may sell individual securities for several reasons including: the investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Equity Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 13.13%,

during the first quarter of 2012.

Worst quarter: -24.05%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

2

Average Annual Total Returns

(For the periods ended December 31, 2014)

Equity Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	15.24%	14.90%	5.19%
Return After Taxes on Distributions—Institutional	14.69%	14.66%	4.58%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	9.08%	12.03%	4.15%
S&P 500 Index (reflects no deduction for fees, expenses, and taxes)	13.69%	15.45%	7.67%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Bridgeway and Westwood.

Portfolio Managers

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	21

	Elena Khoziaeva	Investment Team Member	15

	Michael Whipple	Investment Team Member	12

Westwood	Mark R. Freeman	Executive Vice President and Chief Investment Officer	16

	Lisa Dong	Senior Vice President and Product Director	15

	Matt Lockridge	Vice President, Portfolio Manager and Research Analyst	5

	Scott Lawson	Vice President, Portfolio Manager and Senior Research Analyst	12

	Varun Singh	Vice President and Research Analyst	3

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

3

STATE FARM SMALL/MID CAP EQUITY FUND

(SFEIX)

Investment Objective:    The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund” or the “Fund”) seeks long-term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Institutional
Management fees	0.80%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.34%
Acquired Fund Fees & Expenses	0.02%
Total Annual Fund Operating Expenses	1.16%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”), select investments for the Small/Mid Cap Equity Fund. Bridgeway and Rainier each manage approximately one-half of the Small/Mid Cap Equity Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIMC”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the Fund’s portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its segment of the Fund in a diversified portfolio of small capitalization stocks. Bridgeway defines “small stocks” as those whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of approximately 2,000 companies that are between the 1,000th and 3,000th largest in the U.S. market with dividends reinvested. The Russell 2000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Bridgeway selects stocks using a statistically driven approach.

Bridgeway invests in small capitalization stocks in the “value” category, which it defines as those stocks that Bridgeway believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Under normal circumstances, at least 80% of Bridgeway’s portion of the Fund’s net assets (plus borrowings for investment purposes) is invested in stocks from among those in the small cap value category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s portfolio in primarily common stocks of foreign companies.

Bridgeway may sell individual securities for several reasons including: the investment purpose for purchasing the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Rainier

Rainier invests its segment of the Fund primarily (at least 80%) in the common stock of mid-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall

4

business fundamentals, selling at reasonable valuations. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index, an index that includes the smallest 800 securities in the Russell 1000® Index.

The portfolio managed by Rainier will invest in a blend of stocks with both growth and value characteristics. In selecting common stocks for purchase by the Small/Mid Cap Equity Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Rainier may invest up to 20% of its segment of the Fund’s assets in primarily common stocks and depositary receipts of foreign companies.

Rainier considers the sale of specific common stock when fundamentals deteriorate; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Smaller Company Size Risk.    The securities of smaller capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 18.88%,

during the second quarter of 2009.

Worst quarter: -29.64%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

5

Average Annual Total Returns

(For the periods ended December 31, 2014)

Small/Mid Cap Equity Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	4.44%	14.47%	6.42%
Return After Taxes on Distributions—Institutional	1.82%	13.36%	5.35%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	4.69%	11.64%	5.09%
Russell 2500 Index (reflects no deduction for fees, expenses, and taxes)	7.07%	16.36%	8.72%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Bridgeway and Rainier.

Portfolio Managers

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	21

	Elena Khoziaeva	Investment Team Member	15

	Michael Whipple	Investment Team Member	12

Rainier	Mark W. Broughton	Senior Equity Portfolio Manager	More than 5

	James R. Margard	Senior Equity Portfolio Manager	More than 5

	Stacie Cowell	Senior Equity Portfolio Manager	More than 5

	Andrea L. Durbin	Senior Equity Portfolio Manager	More than 5

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

6

STATE FARM INTERNATIONAL EQUITY FUND

(SFIIX)

Investment Objective:    The State Farm International Equity Fund (the “International Equity Fund” or the “Fund”) seeks long term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	0.80%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.49%
Acquired Fund Fees & Expenses	0.00%
Total Annual Fund Operating Expenses	1.29%
Less: Fee Waiver	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver	1.25%

State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$127	$405	$704	$1,553

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”), select investments for the International Equity Fund. Marsico and Northern Cross each manage approximately one-half of the International Equity Fund’s portfolio. The Manager monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the Fund’s portfolio are discussed separately below.

Marsico

Marsico invests its portion of the International Equity Fund primarily in common stocks of foreign companies that it selects for their long-term growth potential. Marsico may invest its portion of the International Equity Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers or securities in the Fund’s portfolio may be based in or economically tied to the U.S. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macro-economic analysis that focuses on broad financial and economic indicators with ‘bottom-up’ stock selection that initially focuses on individual stocks.

Marsico may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

7

Northern Cross

Northern Cross invests its portion of the International Equity Fund in securities issued by foreign companies, which it believes have the potential for long term margin expansion. Northern Cross primarily focuses on common stocks priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions, Northern Cross will invest its portion of the International Equity Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the International Equity Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

Northern Cross may sell individual securities for several reasons including: full valuation of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 25.39%,

during the second quarter of 2009.

Worst quarter: -23.58%,
during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

8

Average Annual Total Returns

(For the periods ended December 31, 2014)

International Equity Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	-6.19%	4.92%	3.54%
Return After Taxes on Distributions—Institutional	-6.28%	4.84%	3.30%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	-3.23%	4.01%	3.02%
MSCI ACWI ex.U.S. Index (reflects no deduction for fees, expenses, and taxes)	-3.87%	4.43%	5.13%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Marsico and Northern Cross.

Portfolio Managers

	Name	Title	Length of Service (Years)
Marsico	Munish Malhotra	Portfolio Manager, Senior Analyst	12

Northern Cross	Howard Appleby	Principal	11

	James LaTorre	Principal	11

	Jean-Francois Ducrest	Principal	11

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

9

STATE FARM S&P 500 INDEX FUND

(SFXIX)

Investment Objective:    The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund” or the “Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	0.18%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.49%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

The S&P 500 Index Fund seeks to achieve investment performance that is similar to the S&P 500 Index (the Fund’s target benchmark). The S&P 500 Index is a widely used measure of large U.S. company stock performance. Standard & Poor’s (“S&P”) selects stocks for the S&P 500 Index based upon the following factors:

•	market value

•	industry group classification (so that the S&P 500 Index represents a broad range of industry segments within the U.S. economy)

•	trading activity, to ensure ample liquidity and efficient share pricing

•	fundamental analysis, to ensure that companies in the S&P 500 Index are stable

The S&P 500 Index Fund pursues its investment objective by:

•	investing in substantially all of the securities that make up the S&P 500 Index

•	investing in these securities in proportions that match, approximately, the weightings of the S&P 500 Index

Under normal operating conditions, the S&P 500 Index Fund seeks to invest at least 90% of its total assets in stocks that are represented in the S&P 500 Index.

BlackRock Fund Advisors (“BFA”), the sub-adviser to the Fund, may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

10

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, State Farm Investment Management Corp. (“SFIMC” or the “Manager”) or to the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 15.78%,

during the second quarter of 2009.

Worst quarter: -22.04%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2014)

S&P 500 Index Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	13.10%	14.90%	7.16%
Return After Taxes on Distributions—Institutional	12.75%	14.60%	6.87%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	7.71%	12.02%	5.80%
S&P 500 Index (reflects no deduction for fees, expenses, and taxes)	13.69%	15.45%	7.67%

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Sub-Adviser—The Fund is sub-advised by BFA.

Portfolio Managers of BFA—

Name	Title	Length of Service (Years)
Greg Savage	Managing Director	Since May 2012

Christopher Bliss	Managing Director	Since May 2012

Alan Mason	Managing Director	Since February 2014

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

11

STATE FARM SMALL CAP INDEX FUND

(SMIIX)

Investment Objective:    The State Farm Small Cap Index Fund (the “Small Cap Index Fund” or the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	0.33%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.36%
Acquired Fund Fees & Expenses	0.05%
Total Annual Fund Operating Expenses	0.74%
Less: Fee Waiver	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver	0.73%

State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$75	$236	$410	$917

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

Northern Trust Investments, Inc. (“NTI”), sub-adviser to the Small Cap Index Fund, seeks to achieve investment performance for the Small Cap Index Fund that is similar to the Russell 2000 Index.

The Russell 2000 Index is an index of 2,000 small companies that is created by taking the largest 3,000 companies traded in the U.S. and eliminating the largest 1,000 of those companies.

NTI pursues its investment objective by investing in companies contained in the Russell 2000 Index based upon replication and optimization modeling techniques.

Under normal operating conditions, NTI seeks to invest at least 80% of the Fund’s total assets primarily in the common stocks of companies included in the Russell 2000 Index, in weights that approximate the relative composition of the securities contained in the index.

NTI may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

12

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Smaller Company Size Risk.    The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, the Manager or to the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 20.49%,

during the second quarter of 2009.

Worst quarter: -26.15%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Small Cap Index Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	4.24%	14.80%	7.02%
Return After Taxes on Distributions—Institutional	2.80%	14.02%	6.16%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	3.59%	11.95%	5.67%
Russell 2000 Index (reflects no deduction for fees, expenses, and taxes)	4.89%	15.55%	7.77%

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Sub-Adviser—The Fund is sub-advised by NTI.

Portfolio Managers—Brent Reeder is the portfolio manager primarily responsible for the day to day management of the Fund. Mr. Reeder is a Senior Vice President and has been with NTI since 1993.

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

13

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

14

STATE FARM INTERNATIONAL INDEX FUND

(SFFFX)

Investment Objective:    The State Farm International Index Fund (the “International Index Fund” or the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley International Europe, Australasia, and Far East Free Index (“EAFE Free Index”).

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	0.48%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.48%
Acquired Fund Fees & Expenses	0.00%
Total Annual Fund Operating Expenses	0.96%
Less: Fee Waiver	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver	0.93%

State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$95	$303	$528	$1,175

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

Northern Trust Investments, Inc. (NTI), sub-adviser to the International Index Fund, seeks to achieve investment performance for the International Index Fund that is similar to the EAFE Free Index. The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries, Australia, Israel, New Zealand, Hong Kong, Japan and Singapore. NTI selects the securities contained in the EAFE Free Index based upon replication and optimization modeling techniques. Under normal operating conditions, NTI seeks to invest at least 80% of its total assets primarily in the common stock of companies included in the EAFE Free Index, in weights that approximate the relative composition of the securities contained in the index.

NTI may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

15

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, the Manager or to the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 25.32%,

during the second quarter of 2009.

Worst quarter: -20.25%,

during the third quarter of 2011.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2014)

International Index Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	-6.11%	4.48%	3.63%
Return After Taxes on Distributions—Institutional	-6.60%	4.18%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	-2.84%	3.72%	3.15%
EAFE Free Index (reflects no deduction for fees, expenses, and taxes)	-4.90%	5.33%	4.43%

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Sub-Adviser—The Fund is sub-advised by NTI.

Portfolio Managers—Steven Santiccioli is the portfolio manager primarily responsible for the day to day management of the Fund. Steven Santiccioli is a Vice President and has been with NTI since 2003.

16

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

17

STATE FARM EQUITY AND BOND FUND

(SEBIX)

Investment Objective:    The State Farm Equity and Bond Fund (the “Equity and Bond Fund” or the “Fund”) seeks long term growth of principal while providing some current income.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	0.00%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.08%
Acquired Fund Fees & Expenses	0.72%
Total Annual Fund Operating Expenses	0.80%
Less: Fee Waiver	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver	0.72%

State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to reimburse the Fund for expenses the Fund pays. The reimbursement is in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified level for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$74	$247	$436	$982

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Equity and Bond Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund, two other funds of State Farm Mutual Fund Trust. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately 40% of its net assets in shares of the State Farm Bond Fund. The Equity and Bond Fund never invests more than 75% of its net assets in either underlying Fund.

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Equity Fund. Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s portfolio.

Bridgeway primarily invests its portion of the Equity Fund in a diversified portfolio of large growth stocks. Bridgeway selects stocks within the large-cap growth category for the Equity Fund using a statistically driven approach.

Westwood primarily invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow.

The Manager selects investments for the Bond Fund. The Bond Fund is invested primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that the Manager has determined to be of comparable quality. A bond is

18

investment grade if Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) has rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as “junk bonds.”

The Manager, Bridgeway, and Westwood may sell individual securities in the underlying funds for several reasons including: the investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject a fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by a fund’s investment adviser or sub-adviser of the securities to be purchased or sold by a fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds a fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to a fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

Liquidity Risk.    The investment adviser or sub-adviser to a fund may have difficulty selling securities a fund holds at the time it would like to sell, and at the value a fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds a fund holds will decline in value due to falling interest rates.

An investment in this Fund may be appropriate for you if you are seeking long term growth potential and some current income, or if you are seeking the convenience of a balanced portfolio of stocks and bonds in a single investment. You may not want to invest in this Fund if you have a short term investment horizon, want the greater growth potential of an investment entirely in equity securities or are unwilling to accept share price fluctuation.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 8.59%,

during the second quarter of 2009.

Worst quarter: -13.75%,

during the fourth quarter of 2008.

19

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Equity and Bond Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	11.44%	10.71%	5.30%
Return After Taxes on Distributions—Institutional	10.79%	10.14%	4.35%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	6.61%	8.31%	3.93%
S&P 500 Index (reflects no deduction for fees, expenses, and taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, and taxes)	5.97%	4.45%	4.71%
Blended Benchmark (reflects no deduction for fees, expenses, and taxes)	10.13%	11.09%	6.72%

SFIMC computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Sub-Adviser—The equity portion of the Fund is sub-advised by Bridgeway and Westwood.

Portfolio Managers—

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	21

	Elena Khoziaeva	Investment Team Member	15

	Michael Whipple	Investment Team Member	12

Westwood	Mark R. Freeman	Executive Vice President and Chief Investment Officer	16

	Lisa Dong	Senior Vice President and Product Director	15

	Matt Lockridge	Vice President, Portfolio Manager and Research Analyst	5

	Scott Lawson	Vice President, Portfolio Manager and Senior Research Analyst	12

	Varun Singh	Vice President and Research Analyst	3

SFIMC	Joe Young	Vice President—State Farm Investment Management Corp.; Vice President— Fixed Income, State Farm Mutual Automobile Insurance Company	4

	Duncan Funk	Assistant Vice President—State Farm Investment Management Corp.; Senior Investment Office—Fixed Income, State Farm Mutual Automobile Insurance Company	17

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

20

STATE FARM BOND FUND

(SFBIX)

Investment Objective:     The State Farm Bond Fund (the “Bond Fund” or the “Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	0.10%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.31%
Acquired Fund Fees & Expenses	0.00%
Total Annual Fund Operating Expenses	0.41%

Example:     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$42	$132	$230	$518

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that State Farm Investment Management Corp. (“SFIMC” or the “Manager”) has determined to be of comparable quality. A bond is investment grade if Moody’s Investors Service, Inc. (“Moody’s”) or S&P has rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as “junk bonds.” The Bond Fund may invest in any of the following instruments:

•	Corporate Debt Securities: investment grade securities issued by corporations and to a limited extent (up to 20% of its assets), in lower rated securities

•	U.S. Government Debt Securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities

•	Foreign Government Debt Securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars

•	Asset Backed and Mortgage Backed Securities: investment grade securities backed by mortgages, consumer loans and other assets

•

Other Issuer Debt Securities:    the Fund may invest up to 20% of its assets in non-investment grade debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

The Manager may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

21

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline in value due to falling interest rates.

You may want to invest in the Fund if you are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Fund if you are investing for maximum return over a long time horizon, want the greater growth potential of an investment in equity securities or require stability of your principal.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 4.21%,

during the third quarter of 2011.

Worst quarter: -3.53%,

during the second quarter of 2013.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Bond Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	5.91%	4.04%	4.53%
Return After Taxes on Distributions—Institutional	4.64%	2.82%	3.10%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	3.40%	2.65%	2.97%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, and taxes)	5.97%	4.45%	4.71%

22

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers—

Name	Title	Length of Service (Years)
Joe Young	Vice President—State Farm Investment Management Corp.; Vice President—Fixed Income, State Farm Mutual Automobile Insurance Company	4

Duncan Funk	Assistant Vice President—State Farm Investment Management Corp.; Senior Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company	17

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

23

STATE FARM MONEY MARKET FUND

(SAIXX)

Investment Objective:    The State Farm Money Market Fund (the “Money Market Fund” or the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Institutional
Management fees	0.10%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.34%
Acquired Fund Fees & Expenses	0.00%
Total Annual Fund Operating Expenses	0.44%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$45	$141	$246	$555

Principal Investment Strategies

Unlike the other Funds, the Money Market Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

Among the securities that the Money Market Fund may invest in are the following:

•

Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. government agencies such as the Federal National Mortgage Association.

•

Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a Nationally Recognized Statistical Rating Organizations (“NRSRO” ).

•	Repurchase agreements with certain parties.

•

Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

•	Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

•	Securities backed by mortgages, consumer loans and other assets.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment by maintaining a stable NAV of $1.00 per share, the Fund may not succeed and you may lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

24

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline in value due to falling interest rates.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

An investment in the Fund may be appropriate for you if you seek stability of principal, an investment for the cash portion of an asset allocation plan or are looking for an investment with a lower degree of risk. The Fund may not be suitable for you if you are seeking an investment that is likely to significantly outpace inflation, are investing for retirement or other longer term goals or are investing for growth or maximum current income.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table provides the Fund’s average annual total returns for the periods listed. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 1.24%,

during the fourth quarter of 2006.

Worst quarter: 0.00%,

during the fourth quarter of 2014.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Money Market Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	0.00%	0.00%	1.44%

The Money Market Fund’s current seven-day yield on December 31, 2014 was 0.0029% for Institutional shares.

Fund Management

Investment Adviser—The investment adviser to the Fund is State Farm Investment Management Corp.

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

25

STATE FARM LIFEPATH RETIREMENT FUND

(SLRIX)

Investment Objective:    The investment objective of the State Farm LifePath Retirement Fund (the “LifePath Retirement Fund” or “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Retirement Fund will be broadly diversified across global asset classes.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	1.02%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	1.31%
Less: Fee Waivers	-0.40%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.91%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$93	$374	$676	$1,534

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The LifePath Retirement Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in

26

proportions based on its own comprehensive investment strategy. The LifePath Master Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath Master Portfolio and to determine the LifePath Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath Retirement Portfolio held approximately 41% of its assets in Underlying Funds that invest primarily in equity securities, 59% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Because the LifePath Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the LifePath Retirement Fund’s risk profile.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk.    The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Master Portfolio to sell assets at

27

inopportune times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

•

Credit Risk.    Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk.    When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

•

Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•

Investment Style Risk.    Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

28

•

Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mortgage-Backed and Asset-Backed Securities Risk.     Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath Retirement Fund must maintain cash balances to meet redemption requests which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

29

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 9.77%,

during the third quarter of 2009.

Worst quarter: -7.79%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath Retirement Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	4.76%	6.47%	4.90%
Return After Taxes on Distributions—Institutional	2.89%	5.36%	3.84%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	3.62%	4.84%	3.61%
Blended Benchmark (reflects no deduction for fees, expenses, and taxes)	5.16%	7.12%	5.58%
S&P 500 Index (reflects no deduction for fees, expenses, and taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, and taxes)	5.97%	4.45%	4.71%

The blended benchmark is a hypothetical representation of the performance of the LifePath Retirement Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Retirement Fund’s custom benchmark are adjusted quarterly to reflect the LifePath Retirement Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath Retirement Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Bloomberg Commodity Index and Barclays U.S. TIPS Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath Retirement Master Portfolio—

Name	Title	Length of Service (Years)
Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

30

STATE FARM LIFEPATH 2020 FUND

(SAWIX)

Investment Objective:    The investment objective of the State Farm LifePath 2020 Fund (the “LifePath 2020 Fund” or the “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2020 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Institutional
Management fees	1.04%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	1.32%
Less: Fee Waivers	-0.41%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.91%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$93	$378	$684	$1,544

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The LifePath 2020 Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in

31

proportions based on its own comprehensive investment strategy. LifePath 2020 Master Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. LifePath 2020 Master Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2020 Master Portfolio and to determine the LifePath 2020 Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath 2020 Portfolio held approximately 54% of its assets in Underlying Funds that invest primarily in equity securities, 46% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Fund increasingly conservative with lower expected return.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk.    The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large

32

scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Master Portfolio to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

•

Credit Risk.    Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk.    When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

•

Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•

Investment Style Risk.    Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

33

•

Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mortgage-Backed and Asset-Backed Securities Risk.     Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath 2020 Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

34

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 13.82%,

during the second quarter of 2009.

Worst quarter: -14.26%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath 2020 Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	4.95%	7.44%	4.92%
Return After Taxes on Distributions—Institutional	2.82%	6.40%	4.04%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	3.99%	5.66%	3.77%
Blended Benchmark (reflects no deduction for fees, expenses, and taxes)	5.46%	8.21%	5.71%
S&P 500 Index (reflects no deduction for fees, expenses, and taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, and taxes)	5.97%	4.45%	4.71%

The blended benchmark is a hypothetical representation of the performance of the LifePath 2020 Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath 2020 Fund’s custom benchmark are adjusted quarterly to reflect the LifePath 2020 Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath 2020 Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Bloomberg Commodity Index and Barclays U.S. TIPS Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath 2020 Master Portfolio—

Name	Title	Length of Service (Years)
Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

35

STATE FARM LIFEPATH 2030 FUND

(SAYIX)

Investment Objective:    The investment objective of the State Farm LifePath 2030 Fund (the “LifePath 2030 Fund” or the “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Institutional
Management fees	1.07%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	1.35%
Less: Fee Waivers	-0.44%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.91%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$93	$384	$697	$1,586

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The LifePath 2030 Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

36

LifePath 2030 Master Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. LifePath 2030 Master Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2030 Master Portfolio and to determine the LifePath 2030 Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath 2030 Portfolio held approximately 75% of its assets in Underlying Funds that invest primarily in equity securities, 25% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Fund increasingly conservative with lower expected return.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk.    The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions

37

could cause the LifePath Master Portfolio to sell assets at inopportune times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

•

Credit Risk.    Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk.    When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

•

Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•

Investment Style Risk.    Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

38

•

Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath 2030 Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

39

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 16.70%,

during the second quarter of 2009.

Worst quarter: -17.93%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath 2030 Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	5.23%	8.39%	5.05%
Return After Taxes on Distributions—Institutional	2.86%	7.35%	4.26%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	4.36%	6.48%	3.96%
Blended Benchmark (reflects no deduction for fees, expenses, and taxes)	5.83%	9.30%	5.95%
S&P 500 Index (reflects no deduction for fees, expenses, and taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, and taxes)	5.97%	4.45%	4.71%

The blended benchmark is a hypothetical representation of the performance of the LifePath 2030 Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath 2030 Fund’s custom benchmark are adjusted quarterly to reflect the LifePath 2030 Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath 2030 Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Bloomberg Commodity Index and Barclays U.S. TIPS Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath 2030 Master Portfolio—

Name	Title	Length of Service (Years)
Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

40

STATE FARM LIFEPATH 2040 FUND

(SAUIX)

Investment Objective:    The investment objective of the State Farm LifePath 2040 Fund (the “LifePath 2040 Fund” or the “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	1.09%
Distribution [and/or Service] (12b-1) fees	0.00%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	1.38%
Less: Fee Waivers	-0.46%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.92%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management fees and administration fees, if any, received by BFA or BlackRock Advisors, LLC (“BAL”) from each investment company in which the LifePath Master Portfolio invests through April 30, 2016 (the “contractual waiver”). BFA may not discontinue this contractual waiver prior to May 1, 2016 without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to reimburse, or provide an offsetting credit against, the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio independent trustees, counsel to such trustees, and independent registered public accounting firm that are paid by these Master Portfolios through April 30, 2025. BFA may not discontinue this contractual arrangement prior to May 1, 2025 without the approval of the Board of Trustees of the Master Portfolios.

In addition to the BFA fee waivers, State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified amount for each share class. This fee waiver applies through April 30, 2016, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$94	$392	$711	$1,618

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The LifePath 2040 Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy.

41

LifePath 2040 Master Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. LifePath 2040 Master Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the LifePath 2040 Master Portfolio and to determine the LifePath 2040 Master Portfolio’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodity-related instruments, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

As of March 31, 2015, the LifePath 2040 Portfolio held approximately 94% of its assets in Underlying Funds that invest primarily in equity securities, 6% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Fund increasingly conservative with lower expected return.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

•

Allocation Risk.    the Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

•

Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

•

Convertible Securities Risk.    The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk.    The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the LifePath Master Portfolio’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the LifePath Master Portfolio’s investments will not affect interest income derived from instruments already owned by the LifePath Master Portfolio, but will be reflected in the LifePath Master Portfolio’s net asset value. The LifePath Master Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by LifePath Master Portfolio management. To the extent the LifePath Master Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the LifePath Master Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the LifePath Master Portfolio to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the LifePath Master Portfolio to sell assets at inopportune

42

times or at a loss or depressed value and could hurt the LifePath Master Portfolio’s performance.

•

Credit Risk.    Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the LifePath Master Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk.    When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Master Portfolio may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Master Portfolio to sell or otherwise close a derivatives position could expose the LifePath Master Portfolio to losses and could make derivatives more difficult for the LifePath Master Portfolio to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the LifePath Master Portfolio to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the LifePath Master Portfolio to potential losses that exceed the amount originally invested by the LifePath Master Portfolio. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the LifePath Master Portfolio’s taxable income or gains and distributions.

•

Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

•

Investment Style Risk.    Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

43

•

Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

•

Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mortgage-Backed and Asset-Backed Securities Risk.     Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

•

REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Retirement Income Risk.    The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement and your other assets and income sources.

•

Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath 2040 Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

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The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 19.04%,

during the second quarter of 2009.

Worst quarter: -20.85%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2014)

LifePath 2040 Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	5.37%	9.11%	5.07%
Return After Taxes on Distributions—Institutional	2.81%	8.11%	4.35%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	4.61%	7.14%	4.04%
Blended Benchmark (reflects no deduction for fees, expenses, and taxes)	6.10%	10.13%	6.07%
S&P 500 Index (reflects no deduction for fees, expenses, and taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, and taxes)	5.97%	4.45%	4.71%

The blended benchmark is a hypothetical representation of the performance of the LifePath 2040 Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath 2040 Fund’s custom benchmark are adjusted quarterly to reflect the LifePath 2040 Fund’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath 2040 Fund’s custom benchmark: Barclays U.S. Aggregate Bond Index, Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex-U.S. IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Bloomberg Commodity Index and Barclays U.S. TIPS Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers of the LifePath 2040 Master Portfolio—

Name	Title	Length of Service (Years)
Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

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INVESTOR PROFILE

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, and the International Index Fund each invests a significant portion of its assets in equity securities, which represent an ownership interest in a business and the value of which fluctuates widely over short or even extended periods in response to company, market or economic news. These Funds are designed for investors with long-term investment objectives similar to those expressed by the applicable Fund.

You may want to invest in these Funds if you can tolerate the price fluctuations and volatility that are inherent in investing in a mutual fund that primarily invests in equity securities, want to diversify your investments, are seeking a growth investment as part of an asset allocation program or are investing for retirement or other goals that are many years in the future. You may not want to invest in these Funds if you are investing with a shorter investment time horizon in mind, are seeking income rather than capital appreciation or are uncomfortable with an investment whose value is likely to vary substantially.

You may want to invest in the Equity and Bond Fund and/or one or more LifePath Funds if you are seeking long-term growth potential and some current income, or if you are seeking the convenience of a balanced portfolio of stocks and bonds in a single investment. You may not want to invest in these Funds if you have a short-term investment horizon, want the greater growth potential of an investment entirely in equity securities or are unwilling to accept share price fluctuations.

You may want to invest in the Bond Fund if you are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Bond Fund if you are investing for maximum return over a long time horizon, want the greater growth potential of an investment in equity securities or require stability of your principal.

You should consider investing in the Money Market Fund if you are seeking stability of principal, are seeking an investment for the cash portion of an asset allocation plan or are looking for an investment with a lower degree of risk. You may not want to invest in the Money Market Fund if you are seeking and investment that is likely to significantly outpace inflation, are investing for retirement or other long-term goals, or are investing for growth or maximum current income.

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HOW THE FUNDS INVEST

Each Fund has its own investment objective. The Trust’s Board of Trustees may change these investment objectives without a vote of the Trust’s shareholders. A Fund will provide shareholders with at least 60 days prior notice of any change in an investment objective.

The following discussion provides additional information about how certain Funds invest. The first part of this discussion relates to how the Funds, other than the State Farm LifePath Funds, invest. The second part of the discussion relates to how the State Farm LifePath Funds invest.

How the State Farm non-LifePath Funds Invest

Under ordinary circumstances, each Fund is substantially fully invested. Except for the S&P 500 Index Fund, the Small Cap Index Fund and the International Index Fund (each an “Equity Index Fund” and together the “Equity Index Funds”) and the Money Market Fund, each Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager or sub-adviser to a Fund determines that market or economic conditions warrant a temporary defensive position, the Funds each manage (or the applicable portion of such Fund) may hold up to 100% of their assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, a Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Each Fund may also:

•	Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis; and

•

Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of a Fund’s assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

Except for the Equity Index Funds, each Fund may, from time to time, borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed) for temporary purposes to pay for redemptions. A Fund may not purchase additional securities when borrowings exceed 5% of its total assets (including the amount borrowed).

Except for the segment of the Small/Mid Cap Equity Fund sub-advised by Rainier, the Funds do not generally anticipate engaging in active and frequent trading of portfolio securities as a principal investment strategy or as a by-product of a principal investment strategy.

Due to a sell discipline based in part on price targets, Rainier’s segment of the Small/Mid Cap Equity Fund may be actively traded. This is particularly true in a market environment where securities prices are rising rapidly. Generally, the rate of portfolio turnover will not be a deciding factor in Rainier’s determining whether to sell or hold securities for its segment of the Small/Mid Cap Equity Fund. A high portfolio turnover rate (100% or more) in that portion of the Small/Mid Cap Equity Fund has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which would negatively affect overall performance of the Small/Mid Cap Equity Fund. Active trading, however, can also be defensive and actually add to the Small/Mid Cap Equity Fund’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

S&P 500 Index Fund

The S&P 500 Index Fund invests mostly in stocks, although it may invest in stock index futures contracts and options on futures contracts. By investing in substantially all of the stocks within its benchmark index, the S&P 500 Index Fund avoids the risk of individual stock selection and, instead, tries to match the performance of its benchmark index, whether the index goes up or down.

The S&P 500 Index Fund attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal market conditions, the S&P 500 Index Fund seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index.

BFA does not manage the S&P 500 Index Fund according to traditional methods of “active” investment management, which involves buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, BFA utilizes a “passive” or indexing investment approach for the S&P 500 Index Fund, attempting to approximate the investment performance of the S&P 500 Index. BFA selects stocks for the S&P 500 Index Fund so that the overall investment characteristics of the S&P 500 Index Fund (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the S&P 500 Index.

The S&P 500 Index Fund may invest any assets not invested in stocks that are represented in the S&P 500 Index in:

•	the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);

•	other equity securities that are similar to the stocks in the S&P 500 Index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;

•	stock index futures contracts, options on such futures contracts; and/or

•	cash.

The S&P 500 Index Fund may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.

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From time to time, the portfolio composition of the S&P 500 Index Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of the S&P 500 Index, with a view to bringing the performance and characteristics of the S&P 500 Index Fund more closely in line with that of the S&P 500 Index.

BFA attempts to track the performance of the S&P 500 Index Fund’s benchmark index, but there is no assurance that BFA will be successful. The degree to which the S&P 500 Index Fund fails to track the performance of its benchmark index is referred to as the “tracking error.” BFA expects that, over time, the tracking error of the S&P 500 Index Fund will be less than 5%. BFA monitors the tracking error of the S&P 500 Index Fund on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that the S&P 500 Index Fund will achieve any particular level of tracking error. For more information on this subject, see the discussion of “tracking error” in the Trust’s Statement of Additional Information (“SAI”).

Another reason why the performance of the S&P 500 Index Fund may not always equal the performance of its benchmark index is because the performance of its benchmark index does not take into account operating expenses of the S&P 500 Index Fund.

The S&P 500 Index Fund may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If the S&P 500 Index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The S&P 500 Index Fund will not use futures contracts or options on futures contracts for speculation.

Small Cap Index Fund and International Index Fund

NTI serves as investment sub-adviser to the Small Cap Index Fund and the International Index Fund. These Funds invest mostly in stocks, although each may invest in stock index futures contracts and options on futures contracts. By investing in stocks within each Fund’s benchmark index, the Small Cap Index Fund and the International Index Fund avoid the risk of individual stock selection and, instead, try to match the performance of each Fund’s benchmark index, whether the index goes up or down.

The Small Cap Index Fund and the International Index Fund attempt to remain as fully invested as practicable in the stocks that are represented in each Fund’s benchmark index. Under normal market conditions, the Small Cap Index Fund and the International Index Fund seek to invest at least 80% of each Fund’s net assets in stocks that are represented in the Fund’s benchmark index and in stock index futures contracts on each Fund’s benchmark index.

NTI does not manage the Small Cap Index Fund and the International Index Fund according to traditional methods of “active” investment management, which involves buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, NTI utilizes a “passive” or indexing investment approach for the Small Cap Index Fund and the International Index Fund, attempting to approximate the investment performance of each Fund’s benchmark index. NTI will buy and sell securities for the Small Cap Index Fund and the International Index Fund in response to changes in each Fund’s benchmark index. NTI selects stocks for the Small Cap Index Fund and the International Index Fund so that the overall investment characteristics of each Fund (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of each Fund’s benchmark index.

The Small Cap Index Fund and the International Index Fund may invest any assets not invested in stocks that are represented in the Fund’s benchmark index in:

•	the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);

•

other equity securities that are similar to the stocks in the Fund’s benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;

•	stock index futures contracts, options on such futures contracts; and/or

•	cash.

The Small Cap Index Fund and the International Index Fund may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.

Neither the Small Cap Index Fund nor the International Index Fund generally hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Index Fund and the International Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which NTI will select utilizing certain replication and optimization modeling techniques. These replication and optimization modeling techniques may not be successful, and may result in the Small Cap Index Fund and the International Index Fund not tracking their respective indices with the same degree of accuracy that complete replication of the index would provide. As a result of these replication and optimization modeling techniques, the Small Cap Index Fund and the International Index Fund may not have the identical capitalization, industry and fundamental characteristics as their benchmark indices. Please refer to the Trust’s SAI for a more detailed discussion of the techniques that NTI employs in selecting the portfolio securities for these Funds.

From time to time, the portfolio composition of the Small Cap Index Fund and the International Index Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of the applicable benchmark index, with a view to bringing the performance and characteristics of these Funds more closely in line with that of each Fund’s applicable benchmark index.

NTI attempts to track the performance of the Small Cap Index Fund’s and the International Index Fund’s respective benchmark

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indices, but there is no assurance that NTI will be successful. The degree to which these Funds fail to track the performance of their benchmark indices is referred to as the “tracking error.” NTI expects that, over time and under normal circumstances, the quarterly performance of the Small Cap Index Fund and the International Index Fund, before expenses, will track the performance of the applicable benchmark index within a 0.95 correlation coefficient.

The correlation coefficient, a concept from statistics, is a measure of how well trends in predicted values, such as the actual performance of the Small Cap Index Fund, follow trends in actual values, such as the performance of the Russell 2000 Index. The correlation coefficient is a measure of how well the predicted values “fit” with the actual values. The correlation coefficient is a number between -1 and 1. If there is no relationship between the predicted values and the actual values, the correlation coefficient is 0 or very low (the predicted values are no better than random numbers). As the strength of the relationship between the predicted values and actual values increases, so does the correlation coefficient. A perfect fit gives a coefficient of 1.0. Thus, when tracking an index, the higher the correlation coefficient, the better.

There can be no assurance that the Small Cap Index Fund and the International Index Fund will achieve any particular level of tracking error or correlation coefficient. For more information on this subject, see the discussion of “tracking error” in the Trust’s SAI.

Another reason why the performance of the Small Cap Index Fund and the International Index Fund may not always equal the performance of its benchmark index is because the performance of the benchmark index does not include operating expenses incurred by each Fund.

The Small Cap Index Fund and the International Index Fund may purchase stock index futures contracts on their benchmark indices or a comparable stock index to simulate investment in their benchmark indices. This may be done to rapidly gain exposure to the securities comprising a Fund’s benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If the Small Cap Index Fund or the International Index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The Small Cap Index Fund and the International Index Fund will not use futures contracts or options on futures contracts for speculation.

Equity and Bond Fund

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund. The Equity and Bond Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or may invest in the Money Market Fund to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and to serve as a short-term defense during periods of unusual volatility.

Bond Fund

The Bond Fund invests primarily in investment grade bonds (e.g., those bonds that S&P or Moody’s have rated within their respective four highest rating categories), and in the same types of securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund’s total assets will be invested in investment grade bonds or unrated debt securities that the Manager determines to be of equivalent quality. The Bond Fund may also invest in investment grade mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by financial institutions.

The Bond Fund usually maintains a duration target of less than 7 years and does not actively manage the portfolio based upon predictions of interest rates. Duration is a measure of sensitivity of bond prices to interest rate movements. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

In selecting bonds for the Fund, the Manager seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Fund may also invest up to 20% of its assets in the following securities:

•

Debt securities that S&P or Moody’s have rated lower than the four highest rating categories or comparable unrated debt securities. Bonds that are rated lower than BBB by S&P or Baa by Moody’s are often referred to as “junk bonds.” Rating agencies consider junk bonds to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. For more information, see “Description of Bond Ratings” in Appendix A of the SAI.

•

Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. Convertible securities are fixed income securities that are convertible into common stock at a specified price or conversion ratio.

•

Bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures contracts can sometimes be substantial — in part because a relatively small price movement in a futures contact may result in an immediate and substantial loss (or gain) for the Fund. Similar risks exist for other types of derivatives. For this reason, the Fund will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund will invest in futures and options to (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund’s transaction costs, for hedging purposes or to add value when these instruments are favorably priced.

Money Market Fund

In selecting securities for the Money Market Fund, the Manager seeks highly liquid investments that present minimal credit risk. The Fund primarily invests in high quality short-term money market

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instruments. At the time of investment at least 97% of the Fund’s assets must be rated in the highest short-term category by at least two nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO, if only one has issued a rating), and 100% of the Fund’s assets must be invested in securities rated in the two highest rating categories at the time of investment. An NRSRO, such as Moody’s or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the securities’ issuer. The SAI has a detailed description of the various rating categories.

Among the securities that the Money Market Fund may invest in are the following:

•

Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. Government agencies such as the Federal National Mortgage Association.

•	Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

•	Repurchase agreements with certain parties.

•

Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

•	Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

•	Securities backed by mortgages, consumer loans and other assets.

Given the types of securities that the Fund invests in, the level of risk associated with the Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (for example, repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

More Information on Risk

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose some or all of the money you invested. Before you invest, you should carefully consider the risks that you assume when you invest in the Funds. There may be other risks that are not listed herein that could cause the value of your investment in a Fund to decline and that could prevent a Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that a Fund may use. For additional information regarding the risks of investing in a Fund, please refer to the SAI. The discussion below provides additional information about the risks of investing in foreign securities and then provides information about other risks of the investing in the Funds.

Foreign Securities

Investments in foreign securities, including those of foreign governments, involve additional risks not normally present when investing in comparable domestic securities.

Some securities of foreign companies and governments may be traded in the U.S., such as American Depository Receipts (“ADRs”), but most are traded primarily in foreign markets. The risks of investing in foreign securities include:

Currency Risk.    For securities that are based in value on foreign currencies (including ADRs), a Fund must buy the local currency to buy a foreign security and sell the same local currency after it sells the security. Therefore, the value of that security to a Fund is affected by the value of the local currency relative to the U.S. currency. As a result, if the value of the local currency falls relative to U.S. currency, the value of that security falls, even if the security has not decreased in value in its home country.

Political and Economic Risk.    Foreign investments can be subject to greater political and economic risks. In some countries, there is the risk that the government may take over assets or operations of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries.

Regulatory Risk.    In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to the U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, and it may be more difficult to obtain or enforce judgments against foreign entities.

Market Risks.    Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs.    Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as tax and custody costs, are generally higher than for domestic transactions.

Particular Risks for Developing Countries.    In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have, a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

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Other Risks

Investment Company Securities Risk.    The Funds may invest in securities of other investment companies, including exchange traded funds (“ETFs”), open-end funds and closed-end funds. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Large Company Risk.    The Equity Fund, International Equity Fund, S&P 500 Index Fund, International Index Fund, Equity and Bond Fund, the Bond Fund and the Money Market Fund may invest in securities of large capitalization companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion, which may affect share price. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies. Typically, large-cap companies are established, well-known companies; some may be multinationals, which may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Liquidity Risk.    The Manager may have difficulty selling securities a Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

Securities Issued by U.S. Government Sponsored Entities.    The Bond Fund, and indirectly the Equity and Bond Fund, may invest in U.S. Government and agency obligations. A fund’s investments in securities issued by U.S. Government sponsored entities, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. No assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so.

As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

High Yield/High Risk Securities (Junk Bonds).    These securities tend to offer higher yields than higher-rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

High yield fixed-income securities usually present greater risk of loss of income and principal than higher-rated securities. For example, because investors generally perceive that there are greater risks associated with investing in medium- or lower-rated securities, the yields and price of such securities may tend to fluctuate more than those of higher-rated securities. Moreover, in the lower-quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the fixed-income securities market. The yield and price of medium-to lower-rated securities therefore may experience greater volatility than is the case with higher-rated securities.

Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Funds could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated securities therefore may be less than the prices used in calculating the Fund’s NAV.

Mortgage-Backed and Asset-Backed Securities Risk.    Mortgage-backed and asset-backed securities are subject to prepayment risk, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Fund holding such securities would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the value of mortgage-backed and asset backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional

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fixed-income securities. See “Mortgage-Backed Securities” and “Asset-Backed Securities” in the Trust’s SAI.

Additionally, certain types of mortgage-backed and asset backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to the Fund may be significant. Additionally, if a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

How the State Farm LifePath Funds Invest

The LifePath Funds seek to provide for retirement outcomes based on quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon. The LifePath Funds (other than the State Farm LifePath Retirement Fund) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the Fund’s name. For example, the State Farm LifePath 2020 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2020. Similarly, the State Farm LifePath 2040 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. The State Farm LifePath Retirement Fund is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.

Under ordinary circumstances, each LifePath Fund, through its investment in its corresponding Master Portfolio, is substantially fully invested.

The LifePath Investment Model

BFA serves as the Master Portfolios’ investment adviser.

Each LifePath Fund seeks to achieve its objective through an investment strategy that relies on one of BlackRock’s proprietary investment models. BlackRock employs a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes offered through the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Funds, BlackRock focuses on long-term targets and objectives. The progression over time of a LifePath Fund’s asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The LifePath Funds (through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds)) do not engage in active and frequent trading of portfolio securities as a principal investment strategy.

Under normal circumstances, the asset allocation of each LifePath Fund changes over time according to a predetermined “glide path” as the LifePath Fund approaches its target date indicated in its name. The glide path represents the shifting of asset classes over time. A LifePath Fund’s asset mix becomes more conservative—that is, it invests more of its assets in fixed income securities prior to retirement—as time elapses. This reflects the need for reduced investment risk as retirement approaches and the need for lower volatility of the LifePath Fund.

How It Works: Spending Your “Risk Budget” Wisely

One way to understand how the LifePath Funds adjust their asset allocation is to regard the statistically determined risk in each Fund as its “risk budget.” BlackRock’s analysis begins with a statistical determination of how much a hypothetical investor, with a given time horizon for investment, on average, can afford to lose. This tolerance for loss can be viewed as the Fund’s risk budget. This risk budget reflects BlackRock’s statistical determination of risk, and may not be appropriate to you in measuring the specific degree of risk you are willing to accept.

Different investment allocations can have the same risk of loss but with different expected returns. BlackRock seeks the Fund allocations that offer the highest expected return while keeping within a Fund’s statistically determined risk of loss.

Expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.

Principal Investments:

The LifePath Funds, through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds), may invest in the following investments:

•	money market instruments

•	bonds

•	stocks, including:

•	stocks of the largest U.S. companies

•	stocks of all other publicly traded U.S. companies

•	stocks of issuers located outside the U.S., including those located in emerging markets

•	real estate investment trusts (“REITs”)

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Within stocks and bonds are sub-categories of securities:

•	U.S. stocks can be separated according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

•

Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of the value of a company’s traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lower price-to-book ratios are considered value stocks.

•

U.S. Government bonds, bonds issued by corporations, mortgage-backed securities, high yield bonds and foreign bonds form five separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term, intermediate-term and short-term.

•	Commodities.

•	Derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

While the model does not allocate among each of these sub-categories and the Underlying Funds do not generally correspond to the sub-categories, all of these sub-categories are included within the various Underlying Funds.

Each Master Portfolio may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in Underlying Funds and unaffiliated exchange traded funds, which are designed to provide commodity exposure without direct investment in physical commodities or commodities futures contracts.

The following table lists the Underlying Funds and the approximate asset allocations for each Master Portfolio as of March 31, 2015. BFA allocates each Master Portfolio’s assets among the Underlying Funds based on each Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage. BFA may add, eliminate or replace Underlying Funds at any time.

UNDERLYING FUNDS (As of March 31, 2015)
	LifePath Retirement	LifePath 2020	LifePath 2030	LifePath 2040
CAPITAL GROWTH
Master Investment Portfolio—Active Stock Master Portfolio	9%	16%	23%	27%
Master Series—Small Cap Index Series	4%	4%	3%	2%
BlackRock Commodity Strategies Fund	3%	3%	3%	4%
iShares Cohen & Steers REIT ETF	—	2%	4%	6%
BlackRock Emerging Markets Fund, Inc.	2%	3%	4%	5%
iShares MSCI Canada ETF	1%	1%	1%	2%
iShares International Developed Real Estate ETF	—	1%	3%	5%
iShares MSCI EAFE Small-Cap Index Fund	1%	1%	2%	3%
Master Investment Portfolio—International Tilts Master Portfolio	8%	11%	15%	19%
Master Investment Portfolio—Russell 1000 Index Master Portfolio	12%	11%	15%	20%
CAPITAL GROWTH and INCOME
Master Investment Portfolio—CoreAlpha Bond Master Portfolio	50%	40%	23%	6%
iShares TIPS Bond ETF	9%	6%	2%	—

Note: The allocation percentages may not add to 100% due to rounding

Although each LifePath Fund’s target allocation may shift over time depending on market conditions, each LifePath Fund’s target asset allocation is expected to be 40% in Underlying Funds that invest primarily in equity and 60% in Underlying Funds that invest primarily in fixed income by its retirement date. The target allocation is the mix of asset classes within the LifePath Fund.

The following table illustrates each LifePath Fund’s target allocation among asset classes as of March 31, 2015:

	Equity Funds (includes REITs and commodity funds)	Bond Funds
LifePath Retirement Fund	40%	60%
LifePath 2020 Fund	53%	47%
LifePath 2030 Fund	75%	25%
LifePath 2040 Fund	93%	7%

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Description of Underlying Funds

Each LifePath Fund may invest in some or all of the Underlying Funds described below from time to time. Please refer to the chart above for each Master Portfolio’s approximate target asset allocation for each Underlying Fund as of March 31, 2015.

Each of the Underlying Funds that is an ETF seeks to reproduce index returns gross of management fees and other costs, and is not actively managed. Some of the Underlying Funds in which the Master Portfolios may invest are actively managed funds that rely on portfolio managers for investment determinations.

In managing the ETFs, (with the exception of one ETF that is not advised by BlackRock), BFA uses an indexing strategy called representative sampling. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy are expected to have, in the aggregate, investment characteristics (based on market factors such as capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relative underlying index. Underlying Funds that use representative sampling may or may not hold all of the securities that are included in the relevant underlying index.

Active Stock Master Portfolio    seeks to provide long-term appreciation of capital. Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. Active Stock Master Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio primarily in five major categories of equity securities: equity securities of large cap U.S. companies that BFA believes have good prospects for earnings growth, equity securities of mid to large cap U.S. companies that BFA believes have shown above-average growth rates in earnings over the long-term, equity securities of large cap U.S. companies that BFA believes have good prospects for capital appreciation and current income, equity securities of large cap U.S. companies that BFA believes are undervalued, and equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Russell 1000® Index that BFA selects using a proprietary quantitative model. Drawing on its analysis of financial trends and market conditions, BFA monitors and adjusts those allocations from time to time. Active Stock Master Portfolio has wide flexibility in the relative weightings given to each category. Active Stock Master Portfolio may also invest in securities of foreign issuers from any country and may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

ACWI ex-US Index Master Portfolio    seeks to match the performance of the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) in U.S. dollars with net dividends as closely as possible before the deduction of ACWI ex-US Index Master Portfolio expenses. ACWI ex-US Index Master Portfolio will be substantially invested in securities in the MSCI ACWI ex-US Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex-US Index. ACWI ex-US Index Master Portfolio will not attempt to buy or sell securities based on BFA’s economic, financial or market analysis, but will instead employ a “passive” investment approach.

BlackRock Cash Funds: Institutional    seeks a high level of income consistent with liquidity and the preservation of capital. BlackRock Cash Funds: Institutional invests in high-quality, short-term money market instruments. Under normal circumstances, BlackRock Cash Funds: Institutional expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

BlackRock Commodity Strategies Fund    seeks total return. BlackRock Commodity Strategies Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors. One strategy focuses on investments in commodity-linked derivatives. To meet coverage and collateral requirements associated with these derivative investments, and to invest excess cash, BlackRock Commodity Strategies Fund holds a portion of its portfolio in investment-grade short-term fixed-income securities. The other strategy focuses on equity investments in commodity-related companies, including, but not limited to, companies operating in the mining, energy and agricultural sectors. BlackRock Commodity Strategies Fund invests in equity securities of such companies in order to complement the commodity exposures achieved through investments in commodity-linked derivatives. Taken together, these two strategies offer broad exposure to global commodities market trends across asset classes, industries, sectors, and regions.

BlackRock Emerging Markets Fund, Inc.    seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal conditions, BlackRock Emerging Markets Fund, Inc. invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets. Equity securities consist primarily of common and preferred stocks and depositary receipts, and include securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock. A developing capital market is the market of any country that the World Bank, the International Finance Corporation, the United Nations or its authorities have determined to have a low or middle income economy. Countries with developing capital markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. For this purpose, developing capital markets include, but are not limited to, the markets of all countries that comprise the MSCI Emerging Markets Index. BlackRock Emerging Markets Fund, Inc. may also consider an issuer to be located in a country that has a developing capital market if at least 50% of the issuer’s assets, gross

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revenues or profits in any one of the last two years represents assets or activities located in such countries.

Bond Index Master Portfolio    seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index (the “Barclays U.S. Aggregate Index”). Securities are selected for investment by Bond Index Master Portfolio in accordance with their relative proportion within the Barclays U.S. Aggregate Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. BFA considers investments that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments comprising Bond Index Master Portfolio’s benchmark index. Bond Index Master Portfolio is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under normal circumstances, at least 90% of the value of Bond Index Master Portfolio’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Barclays U.S. Aggregate Index, which, for Bond Index Master Portfolio, are considered bonds.

CoreAlpha Bond Master Portfolio    seeks to provide a combination of income and capital growth. BAL invests CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BAL’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; debt obligations of issuers located in countries other than the U.S., including countries in emerging markets; municipal securities; asset-backed securities; and U.S. registered dollar-denominated debt obligations of foreign issuers. CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. CoreAlpha Bond Master Portfolio may invest up to 10% of its assets in securities rated below investment grade (“high yield” or “junk” bonds). CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration and in derivatives based on foreign currencies.

International Tilts Master Portfolio    seeks to provide long-term returns in excess of the total rate of return of the MSCI Europe Australasia Far East Index (the “MSCI EAFE Index”). Under normal circumstances, International Tilts Master Portfolio seeks to invest a majority of its net assets plus any borrowings for investment purposes in non-U.S. equity securities and equity like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada. International Tilts Master Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time International Tilts Master Portfolio may invest in shares of companies through “new issues” or initial public offerings. International Tilts Master Portfolio may also invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

Master Small Cap Index Series    seeks to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of fund expenses. Master Small Cap Index Series employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. Master Small Cap Index Series will be substantially invested in securities in the Russell 2000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller capitalization stocks. Master Small Cap Index Series may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, Master Small Cap Index Series may invest in a statistically selected sample of the stocks included in the Russell 2000 and derivative instruments linked to the Russell 2000. Master Small Cap Index Series will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.

Russell 1000 Index Master Portfolio    seeks to match the performance of the Russell 1000® Index (the “Russell 1000”) as closely as possible before the deduction of fund expenses. Russell 1000 Index Master Portfolio employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000. Russell 1000 Index Master Portfolio will be substantially invested in equity securities in the Russell 1000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000. Russell 1000 Index Master Portfolio will invest in the common stocks represented in the Russell 1000 in roughly the same proportions as their weightings in the Russell 1000. It may also engage in futures transactions. At times, Russell 1000 Index Master Portfolio may not invest in all of the common stocks in the Russell 1000, or in the same weightings as in the Russell 1000. At those times, Russell 1000 Index Master Portfolio may choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks chosen are similar to the Russell 1000 as a whole.

iShares Core S&P 500 ETF    seeks to track the investment results of an index composed of large-capitalization U.S. equities. The fund seeks to track the investment results of the S&P 500® (the

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“Underlying Index”), which measures the performance of the large-capitalization sector of the U.S. equity market. As of March 31, 2014, the Underlying Index included approximately 80% of the market capitalization of all publicly-traded U.S. equity securities. The component stocks are weighted according to the float-adjusted market value of their outstanding shares. The Underlying Index consists of stocks from a broad range of industries. Components primarily include consumer discretionary, financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares National AMT-Free Muni Bond ETF    seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds. The fund seeks to track the investment results of the S&P National AMT-Free Municipal Bond IndexTM (the “Underlying Index”), which measures the performance of the investment-grade segment of the U.S. municipal bond market. As of December 31, 2013, there were 9,778 issues in the Underlying Index. Components primarily include transportation and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares North American Natural Resources ETF    seeks to track the investment results of an index composed of North American equities in the natural resources sector. The fund seeks to track the investment results of the S&P North American Natural Resources Sector Index (the “Underlying Index”), which measures the performance of U.S.-traded stocks of natural resource-related companies in the United States and Canada. The Underlying Index includes companies in the following categories: producers of oil, gas and consumable fuels, providers of energy equipment and services, metals and mining companies, manufacturers of paper and forest products, and producers of construction materials, containers and packaging. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, materials, metals and mining and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Russell Mid-Cap ETF    seeks to track the investment results of an index composed of mid-capitalization U.S. equities. The fund seeks to track the investment results of the Russell Midcap Index (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. The Underlying Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index. The Underlying Index includes equity securities issued by issuers which range in size between approximately $1.3 billion and $23 billion, although this range may change from time to time. As of March 31, 2014, the Underlying Index represented approximately 31% of the total market capitalization of all publicly-traded U.S. equity securities. Components primarily include consumer discretionary, financial and producer durables companies, and may change over time.

iShares Russell 2000 ETF    seeks to track the investment results of an index composed of small-capitalization U.S. equities. The fund seeks to track the investment results of the Russell 2000® Index (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. The Underlying Index includes issuers representing approximately 8% of the total market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. As of March 31, 2014, the Underlying Index represented approximately 8% of the total market capitalization of the Russell 3000 Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include financials, producer durables companies and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Cohen & Steers REIT ETF    seeks to track the investment results of an index composed of U.S. real estate investment trusts (“REITs”). The fund seeks to track the investment results of the Cohen & Steers Realty Majors Index (the “Underlying Index”), which consists of selected REITs. The objective of the Underlying Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Underlying Index based on a review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Underlying Index must meet minimum market capitalization and liquidity requirements. The Underlying Index is weighted according to the total free float adjusted market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Underlying Index. Within the REIT market, the Underlying Index is diversified across property sectors that represent the current market. Components primarily include REITs. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares International Developed Real Estate ETF    seeks to track the investment results of an index composed of real estate equities in developed non-U.S markets. The fund seeks to track the investment results of the FTSE EPRA/ NAREIT Developed Real Estate ex-U.S. Index (the “Underlying Index”), which measures the stock performance of companies engaged in the ownership and development of real estate markets in developed countries (except for the United States) as defined by FTSE EPRA/NAREIT. As of March 31, 2014, the Underlying Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, and the United Kingdom. As of March 31, 2014, the Underlying Index had a total market capitalization of approximately $438.6 billion. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include REITs. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

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iShares MSCI Canada ETF    seeks to track the investment results of an index composed of Canadian equities. The fund seeks to track the investment results of the MSCI Canada Index (the “Underlying Index”), which consists of stocks traded primarily on the Toronto Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Canada Small-Cap ETF    seeks to track the investment results of an index composed of small-capitalization Canadian equities. The fund seeks to track the investment results of the MSCI Canada Small Cap Index (the “Underlying Index”), which is designed to measure the performance of equity securities of small-capitalization companies, whose market capitalization, as calculated by the index provider, represents the bottom 14% of the Canadian securities market. Components primarily include energy, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI EAFE ETF    seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Index (the “Underlying Index”), which has been developed by MSCI Inc. (“MSCI”) as an equity benchmark for its international stock performance. The Underlying Index includes stocks from Europe, Australasia and the Far East and, as of June 30, 2014, consisted of the following 21 developed market country indexes or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI EAFE Small-Cap ETF    seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Small Cap Index (the “Underlying Index”), which represents the small-cap segment of the MSCI EAFE Index. As of June 30, 2014, the Underlying Index consisted of the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under MSCI’s Global Investable Market Index methodology, the small-cap universe consists of the securities of those companies not included in the large-cap or mid-cap segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small-cap segment covers the 85%-99% range of each market’s free float-adjusted market capitalization. Components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Emerging Markets ETF    seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Index (the “Underlying Index”), which is designed to measure equity market performance in the global emerging markets. As of June 30, 2014, the Underlying Index consisted of the following 23 emerging market indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The Underlying Index may include large-, mid- or small- capitalization companies, and components primarily include energy, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MSCI Emerging Markets Small-Cap ETF    seeks to track the investment results of an index composed of small-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Small Cap Index (the “Underlying Index”), which is designed to measure the performance of equity securities of small-capitalization companies, whose market capitalization represents the bottom 14% of companies in emerging market countries, as measured by market capitalization. As of June 30, 2014, the Underlying Index consisted of issuers in the following 23 emerging market countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. Components primarily include capital goods, consumer discretionary, financials, industrials, information technology, materials and real estate companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares 1-3 Year Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and three years. The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2013, there were 1,107 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and primarily include agency securities, and financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares 1-3 Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds

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with remaining maturities between one and three years. The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2013, there were 85 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment-grade, and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 3-7 Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years. The fund seeks to track the investment results of the Barclays U.S. 3-7 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of December 31, 2013, there were 95 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 7-10 Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between seven and ten years. The fund seeks to track the investment results of the Barclays U.S. 7-10 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of December 31, 2013, there were 20 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than 10 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 10-20 Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between ten and twenty years. The fund seeks to track the investment results of the Barclays U.S. 10-20 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 10 years and less than 20 years. As of December 31, 2013, there were 15 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 10 years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 20+ Year Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years. The fund seeks to track the investment results of the Barclays U.S. 20+ Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of December 31, 2013, there were 25 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares Core U.S. Aggregate Bond ETF    seeks to track the investment results of an index composed of the total U.S. investment-grade bond market. The fund seeks to track the investment results of the Barclays U.S. Aggregate Bond Index (the “Underlying Index”), which measures the performance of the total U.S. investment-grade bond market. As of December 31, 2013, there were 8,727 issues in the Underlying Index. The Underlying Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include mortgage-backed pass-through and treasury securities, and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

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iShares Core U.S. Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds. The fund seeks to track the investment results of the Barclays U.S. Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year. As of December 31, 2013, there were 5,656 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Government/Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds. The fund seeks to track the investment results of the Barclays U.S. Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year. As of December 31, 2013, there were 6,608 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency and treasury securities, and financial and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Intermediate Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and ten years. The fund seeks to track the investment results of the Barclays U.S. Intermediate Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2013, there were 3,899 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency securities, and financial and industrial companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Intermediate Government/Credit Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds with remaining maturities between one and ten years. The fund seeks to track the investment results of the Barclays U.S. Intermediate Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2013, there were 4,759 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include treasury securities, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares MBS ETF    seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/ or guaranteed by U.S. Government agencies. The fund seeks to track the investment results of the Barclays U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Government National Mortgage Association (“Ginnie Mae”). The Underlying Index includes fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac that have 30-, 20-, 15-year maturities, as well as hybrid adjustable rate mortgages (“ARMs”). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares Short Treasury Bond ETF    seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one month and one year. The fund seeks to track the investment results of the Barclays U.S. Short Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of December 31, 2013, there were 65 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares TIPS Bond ETF    seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds. The fund seeks to track the investment results of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly

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known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

iShares J.P. Morgan USD Emerging Markets Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds. The fund seeks to track the investment results of the J.P. Morgan EMBISM Global Core Index (the “Underlying Index”), which is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

iShares iBoxx $ High Yield Corporate Bond ETF    seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds. The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. Bonds in the Underlying Index are selected using a rules-based criteria, as defined by the index provider. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2013, the Underlying Index included approximately 887 constituents. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer services, industrials, and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) are rated sub-investment-grade by Fitch Ratings, Inc., Moody’s Investors Services or Standard & Poor’s Ratings Services; (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; and (vi) have at least one year to maturity.

iShares® S&P GSCITM Commodity-Indexed Trust    seeks investment results that correspond generally, but are not necessarily identical, to the performance of the S&P GSCITM Total Return Index (the “Underlying Index”). The Underlying Index is intended to reflect the performance of a diversified group of commodities.

PowerShares DB Commodity Index Tracking Fund    seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess ReturnTM (the “Underlying Index”), over time, plus the excess, if any, of the fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over the expenses of the fund. The fund’s shares are designed for investors who want a cost-effective and convenient way to invest in a diversified index of commodity futures.

Notes:

“Standard and Poor’s®”, “S&P®” and “S&P 500®” are registered trademarks of Standard and Poor’s Financial Services LLC, “S&P North American Natural Resources Sector Index™” is a trademark of S&P Dow Jones LLC, a subsidiary of McGraw Hill Financial, Inc. and the “S&P National AMT-Free Municipal Bond Index™” (together with “S&P North American Natural Resources Sector Index™”, the “Standard and Poor’s Indexes”) is a product of the S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., Its affiliates and/or its third-party licensors (collectively, “SPDJI”), and have been licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. (“BTC”), the parent company of BFA. The iShares Core S&P 500 ETF, iShares National AMT-Free Muni Bond ETF and iShares North American Natural Resources ETF that are based on Standard & Poor’s Indexes are not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“Russell,” “Russell Midcap® Index” and “Russell 2000® Index” are registered trademarks of the Frank Russell Company (“Russell”) and have been licensed for use for certain purposes by BTC. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Russell, and Russell makes no representation regarding the advisability of investing in iShares.

“Cohen & Steers” and “Cohen & Steers Realty Majors Index” are trademarks of Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) licensed for use for certain purposes by BTC. The iShares Cohen & Steers REIT ETF is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. 1-3 Year Credit Bond Index,” “Barclays U.S. 1-3 Year Treasury Bond Index,” “Barclays U.S. 3-7 Year Treasury Bond Index,” “Barclays U.S. 7-10 Year Treasury Bond Index,” “Barclays U.S. 10-20 Year Treasury Bond Index,” “Barclays U.S. 20+ Year Treasury Bond Index,” “Barclays U.S. Aggregate Bond Index,” “Barclays U.S. Credit Bond Index,” “Barclays U.S. Government/Credit Bond Index,” “Barclays U.S. Intermediate Credit Bond Index,” “Barclays U.S. Intermediate Government/Credit Bond Index,” “Barclays U.S. MBS Index,” “Barclays U.S. Short Treasury Bond Index,” and the “Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)” (collectively referred to as the “iShares Bond Fund Indexes”) are trademarks of Barclays Bank PLC licensed for use for certain purposes by BTC. The iShares 1-3 Year Credit Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares Core U.S. Credit Bond ETF, iShares Government/Credit Bond ETF, iShares Intermediate Credit Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares MBS ETF, iShares Short Treasury Bond ETF and the iShares TIPS Bond ETF are not sponsored, endorsed, sold or promoted by Barclays Capital Inc. (“Barclays Capital”), or its affiliates and Barclays Capital makes no representation or warranty, express or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital. BFA does not and will not have a role in maintaining the iShares Bond Fund Indexes.

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“MSCI ACWI ex USA IMI,” “MSCI Canada IndexSM,” “MSCI Canada Small Cap Index,” “MSCI EAFE® Index,” “MSCI Emerging Markets IndexSM” and “MSCI Emerging Markets Small Cap Index” are servicemarks and “MSCI EAFE Small Cap Index” is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BTC. The iShares MSCI Canada ETF, iShares MSCI Canada Small-Cap ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI, and neither MSCI nor any other party makes any representation or warranty, express or implied, regarding the advisability of investing in iShares.

Markit® and iBoxx® are registered trademarks of Markit Group Limited and Markit Indices Limited (“Markit”), respectively, and have been licensed for use for certain purposes by BTC. The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by Markit, and Markit makes no representation regarding the advisability of investing in iShares.

“FTSE,” “EPRA,” “NAREIT” and “FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index” are marks that have been licensed for use for certain purposes by BTC. The iShares International Developed Real Estate ETF is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange Group Companies, Euronext N.V., EPRA or NAREIT (together the “Licensor Parties”), and the Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

“J.P. Morgan” and “J.P. Morgan EMBISM Global Core Index” are trademarks of J.P. Morgan Chase & Co.© (“J.P. Morgan”) licensed for use for certain purposes by BTC. The iShares J.P. Morgan USD Emerging Markets Bond ETF is not sponsored, endorsed, sold or promoted by J.P. Morgan, and J.P. Morgan makes no representation or warranty, express or implied, regarding the advisability of investing in iShares.

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MANAGING THE INVESTMENTS OF THE FUNDS

Investment Adviser

The Manager is the investment adviser, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. Subject to the supervision of the Board of Trustees of the Trust, the Manager is responsible for providing investment advisory and administrative services to the Funds, overseeing the day-to-day operations and business affairs of the Trust, and monitoring the performance of the sub-advisers to the Funds and of each Master Portfolio in which a Fund invests. The Manager’s principal office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company.

The Manager also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. The Manager furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses the Manager expressly assumes, including those noted above, each Fund otherwise pays for all of its own expenses.

Bridgeway and Westwood are the co-investment sub-advisers to the Equity Fund. As investment sub-advisers, Bridgeway and Westwood make investment decisions for the Equity Fund, subject to the oversight of the Manager and the Board of Trustees. The Manager pays Bridgeway and Westwood for their services with the investment advisory and management fees the Manager receives from the Equity Fund.

Bridgeway and Rainier are the co-investment sub-advisers to the Small/Mid Cap Equity Fund. As investment sub-advisers, Bridgeway and Rainier make investment decisions for the Small/Mid Cap Equity Fund, subject to the oversight of the Manager and the Board of Trustees. The Manager pays Bridgeway and Rainier for their services with the investment advisory and management fees the Manager receives from the Small/Mid Cap Equity Fund.

Marsico and Northern Cross are the co-investment sub-advisers to the International Equity Fund. As investment sub-advisers, Marsico and Northern Cross make investment decisions for the International Equity Fund, subject to the oversight of the Manager and the Board of Trustees. The Manager pays Marsico and Northern Cross for their services with the investment advisory and management fees the Manager receives from the International Equity Fund.

BFA is the investment sub-adviser to the S&P 500 Index Fund, and as such makes investment decisions for the S&P 500 Index Fund, subject to the oversight of the Manager and the Board of the Trust. The Manager pays BFA for its services with the investment advisory and management services fee the Manager receives from the S&P 500 Index Fund.

NTI is the investment sub-adviser to the Small Cap Index Fund and the International Index Fund. As investment sub-adviser, NTI makes investment decisions for the Small Cap Index Fund and the International Index Fund, subject to the oversight of the Manager and the Board of the Trust. The Manager pays NTI for its services with the investment advisory and management services fee the Manager receives from these Funds.

The Equity and Bond Fund, Bond Fund, and the Money Market Fund are each managed by a team of the Manager’s employees (each an “Advisory Team”). Each Advisory Team makes the investment decisions for these Funds, subject to the oversight of the Board of Trustees.

Investment Management of the LifePath Funds

Each LifePath Fund invests all of its assets into a separate Master Portfolio, each of which has substantially similar investment objectives, strategies, policies and risks. The Master Portfolios in which the LifePath Funds invest, in turn, invest in a combination of the Underlying Funds. BFA serves as the investment adviser to each of the Master Portfolios. BFA or its affiliates generally serve as the investment adviser to each of the Underlying Funds in which the LifePath Master Portfolios invest. BFA manages the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Fund’s Board of Trustees.

BFA uses teams of portfolio managers, investment strategists and other investment specialists (each a “Portfolio Management Team”) to manage each Master Portfolio. BFA employs a combination of proprietary investment management systems and procedures to validate the consistent application of its investment methods. This team approach to portfolio management brings together many disciplines and leverages BFA’s extensive resources. The members of the Portfolio Management Team for each Master Portfolio that have the most significant responsibility for the day-to-day management are listed below. The team members listed below act collaboratively with the other members of their Portfolio Management Team on all aspects concerning their Master Portfolio. Each member of a Portfolio Management Team, including the below-listed members, is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her Portfolio Management Team with more limited responsibilities. Each member of each Portfolio Management Team has appropriate limitations on his or her authority for risk management and compliance purposes.

BFA is located at 400 Howard Street, San Francisco, California 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. As of March 31, 2015, BFA and its affiliates provided investment advisory services for assets in excess of $4.774 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

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Oversight of Sub-Advisers

The Trust and the Manager have obtained an exemptive order from the Securities and Exchange Commission that permits the Trust and the Manager to retain and remove sub-advisers and modify sub-advisory arrangements without shareholder approval. Under the exemptive order, the Manager may act as a “manager of managers” for the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund, Money Market Fund and LifePath Retirement Fund. The Manager supervises sub-advisers to each Fund that has retained a sub-adviser and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) to recommend their hiring, termination and replacement.

Investment Sub-Advisers for the Equity Fund

The Manager has engaged Bridgeway and Westwood as the investment sub-advisers to provide day-to-day portfolio management for the Equity Fund.

Bridgeway is located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046. Bridgeway is an investment management firm that uses a statistically driven approach to create investment portfolios for its institutional and mutual fund clients.

Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is a fundamental investment management firm that employs a bottom-up, value-based stock selection strategy to construct portfolios designed to generate superior risk-adjusted returns for its institutional and mutual fund clients.

For more information regarding Bridgeway and Westwood, please read the sections entitled “Investment Advisory Agreements— Between the Manager and Bridgeway” and “Investment Advisory Agreement—Between the Manager and Westwood” in the Trust’s SAI.

Investment Sub-Advisers for the Small/Mid Cap Equity Fund

The Manager engaged Bridgeway and Rainier as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund.

Bridgeway is located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

Rainier, which is located at 601 Union Street, Suite 2801, Seattle, Washington 98101, manages discretionary assets for various clients, including institutional clients, collective trusts, and mutual funds. Rainier is owned by employees.

For more information regarding Bridgeway and Rainier, please read the sections entitled “Investment Advisory Agreements—Between the Manager and Bridgeway” and “Investment Advisory Agreements—Between the Manager and Rainier” in the Trust’s SAI.

Investment Sub-Advisers for the International Equity Fund

The Manager has engaged Marsico and Northern Cross as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. In addition to sub-advising a segment of the International Equity Fund, Marsico provides investment management services to other mutual funds and private accounts.

Northern Cross is located at 125 Summer Street, 14th Floor, Suite 1410, Boston, Massachusetts 02110. Northern Cross is an investment management firm specializing in international equity mandates.

For more information regarding Marsico and Northern Cross, please read the sections entitled “Investment Advisory Agreements—Between the Manager and Marsico” and “Investment Advisory Agreement—Between the Manager and Northern Cross” in the Trust’s SAI.

Investment Sub-Adviser for the S&P 500 Index Fund

The Manager has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for the S&P 500 Index Fund.

BFA is located at 400 Howard Street, San Francisco, California 94105. It is an indirectly wholly owned subsidiary of BlackRock, Inc.

For more information regarding BFA, please read the sections entitled “Investment Advisory Agreements—Between the Manager and BFA” in the Trust’s SAI.

Investment Sub-Adviser for the Small Cap Index Fund and the International Index Fund

The Manager has engaged NTI as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and the International Index Fund. Northern Trust Investments, Inc., 50. South LaSalle Street, Chicago, Illinois 60603, a subsidiary of Northern Trust Corporation is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

For more information regarding NTI, please read the sections entitled “Investment Advisory Agreements—Between the Manager and Northern Trust Investments, Inc.” in the Trust’s SAI.

As of December 31, 2014, Northern Trust Corporation, through its affiliates, had assets under custody of $5.97 trillion and assets under investment management of $934.1 billion.

Additional Expense Information

For all Funds other than the LifePath Funds, the Manager has agreed to reimburse each Fund if, and to the extent, the Fund’s total annual operating expenses exceed the percentage of each Fund’s average net assets indicated in the table below, excluding Acquired Fund Fees and Expenses shown in each Fund’s fee table in this prospectus. With any increase or decrease in the percentage rate of

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the 12b-1 fee assessed for a share class of a Fund, the expense reimbursement threshold for that share class of the Fund will increase or decrease by a corresponding percentage rate amount. For instance, if the percentage rate of the 12b-1 fee assessed for a share class of a Fund increases 0.05%, the expense reimbursement threshold for that share class of the Fund similarly will increase by 0.05%. The Manager has agreed to reimburse each LifePath Fund if, and to the extent the LifePath Fund’s total annual operating expenses, including net expenses incurred at the Master Portfolio and Underlying Fund levels, exceed the percentages of each LifePath Fund’s average net assets shown in the table below, excluding Acquired Fund Fees and Expenses shown in each Fund’s fee table in this prospectus:

The Manager may not discontinue this agreement to reimburse the Funds before April 30, 2016, without the consent of the Trust’s Board of Trustees.

Fund	Expense Reimbursement Threshold
Equity Fund	0.95%
Small/Mid Cap Equity Fund	1.15%
International Equity Fund	1.25%
S&P 500 Index Fund	0.53%
Small Cap Index Fund	0.68%
International Index Fund	0.93%
Equity and Bond Fund(1)	0.00%
Bond Fund	0.45%
Money Market Fund(2)	0.45%
State Farm LifePath Retirement Fund	0.98%
State Farm LifePath 2020 Fund	0.98%
State Farm LifePath 2030 Fund	0.98%
State Farm LifePath 2040 Fund	0.98%

(1)

The Manager has agreed not to be paid an investment advisory and shareholder services fee for performing services for the Equity and Bond Fund. Nevertheless, the Manager receives investment advisory and shareholder service fees for performing these services for the Funds in which the Equity and Bond Fund invest. The Manager has agreed to reimburse the Equity and Bond Fund for all expenses directly incurred by the Fund except acquired fund fees and expenses. The Manager may not discontinue this agreement to reimburse the Equity and Bond Fund before April 30, 2016, without the consent of the Trust’s Board of Trustees.

(2)

The Manager and State Farm VP Management Corp. have agreed to waive all or a portion of their fees due from the Money Market Fund to prevent the Fund’s net yield from falling below zero. This expense reimbursement agreement is voluntary and may be eliminated by the Manager at any time.

Compensating the Manager for its Services

Each Fund (except the Equity and Bond Fund) pays the Manager an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to the Manager quarterly at the following annual rates:

Fund	Rate of Advisory Fee

Equity Fund	0.60% of average daily net assets

Small/Mid Cap Equity Fund	0.80% of average daily net assets

International Equity Fund	0.80% of average daily net assets

S&P 500 Index Fund	0.18% of average daily net assets

Small Cap Index Fund	0.33% of average daily net assets

International Index Fund	0.48% of average daily net assets

Equity and Bond Fund	None

Bond Fund	0.10% of average daily net assets

Money Market Fund	0.10% of average daily net assets

State Farm LifePath Retirement Fund	0.70% of average daily net assets

State Farm LifePath 2020 Fund	0.70% of average daily net assets

State Farm LifePath 2030 Fund	0.70% of average daily net assets

State Farm LifePath 2040 Fund	0.70% of average daily net assets

The Investment Advisory and Management Services Fee for the LifePath Funds include the management fees of their corresponding Master Portfolios.

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Compensating Bridgeway for its Services

The Manager pays Bridgeway for its services to the portion of the Equity Fund and the Small/Mid Cap Equity Fund that it manages at the rates shown in the tables below:

Equity Fund

On the first $50 million	0.50% of average daily net assets
$50 million to $100 million	0.45% of average daily net assets
$100 million to $200 million	0.40% of average daily net assets
Over $200 million	0.35% of average daily net assets

Small/Mid Cap Equity Fund

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

Compensating Westwood for its Services

The Manager pays Westwood for its services to the portion of the Equity Fund that it manages at the rates shown in the table below:

Equity Fund

On the first $25 million	0.55% of average daily net assets
$25 million to $50 million	0.45% of average daily net assets
Over $50 million	0.30% of average daily net assets

Compensating Rainier for its Services

The Manager pays Rainier for its services to the portion of the Small/Mid Cap Equity Fund that it manages at the rates shown in the table below:

Small/Mid Cap Equity Fund

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

Compensating Marsico for its Services

The Manager pays Marsico for its services to the portion of the International Equity Fund that it manages at the rates shown in the table below:

International Equity Fund

On the first $300 million	0.50% of average daily net assets
$300 million to $400 million	0.45% of average daily net assets
Over $400 million	0.40% of average daily net assets

Compensating Northern Cross for its Services

The Manager pays Northern Cross for its services to the portion of the International Equity Fund it manages at the rates shown in the table below:

International Equity Fund

On the first $500 million	0.60% of average daily net assets
Over $500 million	0.55% of average daily net assets

Compensating BFA for its Services

The Manager pays BFA for its services to the S&P 500 Index Fund at the rates shown in the table below:

S&P 500 Index Fund

On the first $500 million	0.03% of average daily net assets
$500 million to $750 million	0.02% of average daily net assets
Over $750 million	0.01% of average daily net assets

In determining the application of these breakpoints, the assets of the S&P 500 Index Fund are combined with the assets of the Large Cap Equity Index Fund of State Farm Variable Product Trust, so long as BFA remains the sub-adviser to that Fund and to the S&P 500 Index Fund. If the fee for the S&P 500 Index Fund calculated for a fiscal quarter is less than $25,000, the Manager pays BFA a sub-advisory fee of $25,000 for that fiscal quarter.

Compensating Northern Trust Investments, Inc for its Services

The Manager pays Northern Trust, Inc for its services to the Small Cap Index Fund and the International Index Fund at the rates shown in the table below:

Small Cap Index Fund and International Index Fund

On the first $100 million	0.12% of average daily net assets
Over $100 million	0.08% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed in a similar style by the sub-adviser for other investment companies advised by the Manager or other companies affiliated with the Manager are included in determining the fee to be paid to the respective sub-adviser.

LifePath Funds—Compensation in the Master/Feeder Mutual Fund Structure

The LifePath Funds are feeder funds that invest all of their assets in Master Portfolios with substantially similar investment objectives, strategies and risks. BFA manages each Master Portfolio. For its services to the Master Portfolios, BFA receives annual fees based on the following annual rates:

Fund	Annual Management Fee
LifePath Retirement Master Portfolio	0.35% of average daily net assets
LifePath 2020 Master Portfolio	0.35% of average daily net assets
LifePath 2030 Master Portfolio	0.35% of average daily net assets
LifePath 2040 Master Portfolio	0.35% of average daily net assets

For its services to the Underlying Funds in which the LifePath Master Portfolios invest, BFA receives fees that differ from the fees described for the LifePath Funds in this prospectus. BFA has agreed to waive the investment advisory fees paid to BFA by the Master

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Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. In addition, BTC may receive fees as administrator of certain of the Underlying Funds; however, BFA has agreed to waive from the investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees paid to BTC by those Underlying Funds.

Feeder Fund Expenses.    Each LifePath Fund bears its corresponding Master Portfolio’s expenses in proportion to the amount of assets it invests in the corresponding Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights.    Under the master/feeder structure, the Board of Trustees retains the right to withdraw the assets of a LifePath Fund from a Master Portfolio if it believes doing so is in the best interests of the Fund and its shareholders. If the Board withdraws assets of any such Fund from a Master Portfolio, it would then consider whether that Fund should invest in another master portfolio or take other action.

Approval of Investment Advisory and Investment Sub-Advisory Agreements

For information regarding the basis for the Board of Trustees approving the continuation of the investment advisory and investment sub-advisory agreements, please see the Trust’s semi-annual report for the six-month period ended June 30, 2014.

Portfolio Managers

The Funds are managed by portfolio management teams as described below. Each team makes advisory decisions for the applicable Fund, subject to the oversight of the Board of Trustees of the Trust.

Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Bridgeway and Westwood who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the Equity Fund’s portfolio, and each person’s business experience during the past five years:

Bridgeway Portfolio Managers
Portfolio Manager and Title with Bridgeway	Length of Service with Bridgeway	Business Experience During the past 5 years

John Montgomery, Chief Investment Officer	21 years	Investment management, research and analysis

Elena Khoziaeva, CFA Portfolio Manager	15 years	Investment management, research and analysis

Michael Whipple, CFA Portfolio Manager	12 years	Investment management, research and analysis

Westwood Portfolio Managers
Portfolio Manager and Title with Westwood	Length of Service with Westwood	Business Experience During the past 5 years

Mark Freeman, CFA Chief Investment Officer and Senior Portfolio Manager	16 years	Portfolio manager of equity and fixed income securities

Scott Lawson, CFA Vice President and Senior Research Analyst	12 years	Portfolio manager of equity securities

Matt Lockridge Vice President and Research Analyst	5 years	Portfolio manager of equity securities

Lisa Dong, CFA Senior Vice President and Director of Equity Research	15 years	Portfolio manager of equity securities

Varun Singh, PhD, CFA Vice President and Research Analyst	3 years	Portfolio manager of equity securities

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Small/Mid Cap Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Bridgeway and Rainier who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the Small/Mid Cap Equity Fund’s portfolio, and each person’s business experience during the past five years:

Bridgeway Portfolio Managers
Portfolio Manager and Title with Bridgeway	Length of Service with Bridgeway	Business Experience During the past 5 years

John Montgomery, Chief Investment Officer	21 years	Investment management, research and analysis

Elena Khoziaeva, CFA Portfolio Manager	15 years	Investment management, research and analysis

Michael Whipple, CFA Portfolio Manager	12 years	Investment management, research and analysis

Rainier Portfolio Managers
Portfolio Manager and Title with Rainier	Length of Service with Rainier	Business Experience During the past 5 years

Mark W. Broughton, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

James R. Margard, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

Andrea L. Durbin, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

Stacie Cowell, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

Rainier’s segment of the Fund is team managed, with all members of Rainier’s U.S. Equity Portfolio Management team providing investment insight and analysis. James Margard is the lead portfolio strategist for Rainier’s segment of the Fund, and Mark Broughton, Andrea Durbin and Stacie Cowell are also primarily responsible for the day-to-day management of the Rainier’s segment of the Fund’s portfolio.

International Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Marsico and Northern Cross who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the International Equity Fund’s portfolio, and each person’s business experience during the past five years:

Marsico Portfolio Managers
Portfolio Manager and Title with Marsico	Length of Service with Marsico	Business Experience During the past 5 years

Munish Malhotra, CFA Portfolio Manager, Senior Analyst	12 years	Portfolio manager of equity securities, research and analysis

Northern Cross Portfolio Managers
Portfolio Manager and Title with Northern Cross	Length of Service with Northern Cross	Business Experience During the past 5 years

Howard Appleby, CFA, Principal	11 years	Portfolio manager of equity securities

James LaTorre, CFA, Principal	11 years	Portfolio manager of equity securities

Jean-Francois Ducrest, Principal	11 years	Portfolio manager of equity securities

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S&P 500 Index Fund

The three members of BFA that have the most significant day-to-day management responsibility are: Greg Savage, Christopher Bliss and Alan Mason.

Greg Savage, CFA, has been employed as a portfolio manager at BFA since 2009. Christopher Bliss, CFA, has been employed as a portfolio manager at BFA since 2009. Alan Mason is a senior portfolio manager at BFA since 2009, and head of Americas Beta Strategies since 2014.

Small Cap Index Fund

Northern Trust Investments, Inc. serves as the sub-adviser to the Small Cap Index Fund. The portfolio manager for the Small Cap Index Fund is Brent Reeder, Senior Vice President of NTI. Mr. Reeder, joined NTI in 1993, is a Portfolio Manager in the Quantitative Management Group and is responsible for the management of index portfolios. Mr. Reeder received a B.A. degree in Economics from DePauw University and an M.B.A. degree in Finance from DePaul University. Mr. Reeder is an Associated Person with the National Futures Association. For the past five years, he has managed quantitative equity portfolios.

International Index Fund

NTI serves as the sub-adviser to the International Index Fund. The portfolio manager for the International Index Fund is Steven Santiccioli, Vice President of NTI. Mr. Santiccioli is a Portfolio Manager within the Quantitative Management Group. He joined NTI in 2003 and for the past five years has managed equity portfolios. Mr. Santiccioli received his BA from Bucknell University and an MBA from Fordham University.

Equity and Bond Fund

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund, and these underlying funds invest in either common stocks or bonds. Consequently, the Equity and Bond Fund has the same portfolio managers as the Equity Fund and as the Bond Fund. For a description of the portfolio managers of the Equity Fund and the portfolio managers of the Bond Fund, please see the separate descriptions for those Funds included in this prospectus.

Bond Fund

Joe Young and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Bond Fund. Mr. Young, Vice President—Fixed Income at State Farm Mutual Automobile Insurance Company, has been associated with the Bond Fund since June 2011. Since that time, Mr. Young has been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities. Mr. Young was involved in all aspects of managing fixed income portfolios for Nationwide Insurance and its affiliated entities during his tenure from March 1998 through May 2011, most recently serving in the capacity of Vice President. Mr. Funk, Senior Investment Officer—Fixed Income at State Farm Mutual Automobile Insurance Company, has been associated with the Bond Fund since 1998, and over the past five years Mr. Funk has been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

Messrs. Young and Funk generally have different roles on the Bond Fund management team. Mr. Young’s role includes overseeing the process for buying and selling fixed income securities and administering investment policies. Mr. Funk’s role includes selecting fixed income securities for purchase and sale, conducting fixed income research, and reviewing financial data and research reports.

LifePath Funds

Alan Mason and Amy Whitelaw (the “LifePath Portfolio Managers”) are primarily responsible for the day-to-day management of the LifePath Master Portfolios and act collaboratively on all aspects concerning these Master Portfolios. Each LifePath Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Mr. Mason has been employed by BFA since December 2009. Mr. Mason is responsible for multi-asset class solutions for institutional clients. Mr. Mason has been one of the LifePath Portfolio Managers primarily responsible for the day-to-day management of the LifePath Master Portfolios since September 2009. For the period September 2009 through December 2009, Mr. Mason was employed by the predecessor to BFA.

Ms. Whitelaw has been employed as Head of Defined Contributions Portfolio Management at BFA since December 2009. Before December 2009, Ms. Whitelaw was Head of Defined Contributions Portfolio Management at the predecessor to BFA.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers and portfolio managers’ ownership of securities in the Funds.

Legal Proceedings.    On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC (“BAL”), and Blackrock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

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SHAREHOLDER INFORMATION

Who Can Purchase Shares?

Shares currently are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain tax-qualified accounts.

For the purpose of funding their Traditional IRA, Roth IRA, Archer Medical Savings Accounts, Tax Sheltered Accounts under section 403(b)(7) of the Internal Revenue Code and Coverdell Education Savings Accounts, current insurance agents of the State Farm Insurance Companies who are also registered representatives of State Farm VP Management Corp. (“Registered State Farm Agents”), Agency Sales Leaders (“SLs”), State Farm’s Field Sales Associates (“FSAs”), Sales Associate Managers (“SAMs”) and the family members of such persons may purchase shares to fund any of these tax-qualified accounts.

“Family member” is defined as:

•	Spouse,

•	Lineal ascendants including:

•	parents

•	grandparents

•	step-parents

•	step-grandparents

•	great grandparents

•	step-great grandparents

•	Lineal descendants including:

•	children

•	grandchildren

•	great grandchildren

•	step children

•	court appointed foster children

•	legally adopted children

•	step-grandchildren

•	step-great grandchildren

•	Lineal descendant’s spouse

•	Siblings

•	brother

•	sister

•	step-brother

•	step-sister

•	Sibling’s spouse

If you are eligible to purchase Institutional shares as a “family member” of a Registered State Farm Agent, SL, FSA or SAM and that person dies, you may no longer establish new registrations with Institutional shares.

If you are a Fund Shareowner who is unable to establish new registrations with Institutional shares, you may nevertheless maintain and add to your existing registration(s).

If you acquired your Fund shares because another shareowner transferred those shares to you and if you are otherwise ineligible to invest in Institutional shares, you will be allowed to maintain your account. However, in these circumstances, you may not add to your account and you may not establish new registrations with Institutional shares.

Registered State Farm Agents, SLs, FSAs, SAMs, and family members (defined above) who are plan sponsors, administrators, trustees, or fiduciaries of a qualified retirement plan and the participants of that plan qualify to purchase shares for that plan. Registered State Farm Agents, SLs, FSAs, and SAMs who own (greater than 10%) or participate as an officer, director, or partner in a business which sponsors a qualified retirement plan and the participants of that plan qualify to purchase shares for that plan. Family members (as defined above) of Registered State Farm Agents, SLs, FSAs, and SAMs who own a sole proprietorship which sponsors a qualified retirement plan and the participants of that plan may purchase shares for that plan. Registered State Farm Agents, SLs, FSAs, SAMs and family members of such persons who are participants in a qualified retirement plan investing in the Funds may purchase shares to fund their individual accounts under that plan, even if the entire plan does not qualify to purchase shares as described above

If you are a Fund Shareowner who is not eligible to invest in the Funds, you may maintain and add to your established registration(s), but you may not open any new registrations.

General Policies for Purchasing Shares and the Use of Telephone and the Internet to Initiate Transactions in Shares

If eligible, you may buy shares of any of the Funds by submitting a written order directly to State Farm VP Management Corp. at the address listed below, by contacting a State Farm VP Management Corp. Customer Service Representative at 1-800-447-4930 from 8:00 a.m. through 6:00 p.m. (Central Time) Monday through Friday (except holidays) or via the Internet. An interactive voice response (IVR) system provides access to most information and many transactions, 24 hours per day.

We will employ reasonable procedures to confirm that telephone and internet instructions are genuine. These procedures include recording telephone calls, requiring the use of a personal identification number for internet transactions, and sending you transaction confirmation statements. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses

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due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given, when reasonably believed to be genuine.

During periods of volatile economic and market conditions, you may have difficulty initiating a transaction by telephone or by the internet, in which case you should consider sending in your request by letter.

Telephone Transaction Privileges are automatically established for you unless you decline these privileges on the Application. If you currently do not have the Telephone Transaction Privileges but would like to sign up for these privileges, you may complete an Investor Account Services Form. Your signature on the Investor Account Services Form must be witnessed by a notary public.

Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller. Each Fund reserves the right at any time to suspend, limit, modify or terminate Telephone Transaction Privileges, but will not do so without giving you at least 30 days’ prior written notice.

Minimum Investments

Your initial and subsequent investment in each of the Funds has to meet these minimum requirements.

Minimum Investments

Initial Investment—To open an account by check or ACH (without an AIP*)	$1,000 per Fund
Initial Investment—To open an account by check or ACH (with an AIP)**	$1,000 per Fund
Subsequent investments by check, ACH, or AIP	$50 per Fund

*	AIP stands for Automatic Investment Plan.

The above minimum investment amounts do not apply to SEP IRAs, SIMPLE IRAs or accounts held under other employer-sponsored qualified retirement plans.

Distribution Payments to State Farm

State Farm VP Management Corp., the principal underwriter and distributor of the shares of State Farm Mutual Fund Trust, may enter into Distribution & Marketing Support Agreements pursuant to which State Farm VP Management Corp. receives compensation from mutual fund sponsors or investment advisers for providing distribution services. For further details regarding Distribution & Marketing Support Agreements to which State Farm VP Management Corp. is a party, please see the Trust’s SAI.

Shareholder Servicing Fees

Institutional Shares of each Fund pay a shareholder servicing fee of 0.25% per year of the average daily net assets to the Manager for providing ongoing account services to shareholders. Shareholder services include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

Calculating Net Asset Value

The offering price of the shares of each Fund is its NAV. NAV is calculated by adding all of the assets of a Fund, subtracting the Fund’s liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each class of each Fund. We calculate the NAV of LifePath Funds based on the NAVs of each corresponding Master Portfolio. Each are calculated on the same day and determined as of 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.

The NAV for each Fund is determined as of the time of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed. Each Fund values its assets at their current market value when market quotations are readily available. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Board of Trustees believes will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to take into consideration all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund’s holdings. Fair valuation may reduce the ability of a shareholder to take advantage of a lag between a significant change in the value of the Fund’s holdings and the reflection of that change in the Fund’s NAV.

Money market securities, other than U.S. Treasury securities, that mature within 60 days or less are valued using the amortized cost method, unless the Board of Trustees determines that this does not represent fair value.

All investments by the International Equity Fund and International Index Fund are valued in U.S. dollars based on the then prevailing exchange rate. Because each of these international funds invest in securities that are listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities owned by these Funds may change on days when you will not be able to purchase or redeem the shares. The Trust’s Board of Trustees has adopted procedures to value non-U.S. securities (“foreign securities”) held by the International Equity Fund and the International Index Fund. The procedures require foreign securities held by these two Funds to be fair valued in certain

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circumstances using prices provided by a third-party pricing service. The Manager fair values foreign securities held by these two Funds on valuation days when the closing prices for such securities are determined not to reflect the market value of such securities as of the time the Funds compute their NAVs. The Manager uses systematic and objective standards to determine when the closing prices of the foreign securities held by the International Equity Fund and the International Index Fund do not reflect the market value of such securities. Specific information about how the Funds value certain assets is set forth in the SAI.

Investments in a Master Portfolio are valued based on an interestholder’s proportionate ownership interest in the Master Portfolio’s aggregate net assets as next determined after an order is received in proper form. The aggregate NAV of each Master Portfolio (i.e., the value of its assets less liabilities) is determined as of 4:00 p.m. (Eastern time) on each day the NYSE is open for business. The Master Portfolio’s investments are valued each business day, typically by using available market quotations or at fair value determined in good faith by the Master Fund’s Board of Trustees. The prospectus of the Master Portfolios explains the circumstances under which the Master Portfolios will use fair value pricing and the effects of using fair value pricing.

How To Buy and Sell Shares

Persons Purchasing, Exchanging or Selling Shares Through Plan Sponsors or Administrators

Retirement plan participants should refer to materials provided by their plan sponsor or plan administrator for information on how to invest in, exchange and redeem shares of the Funds.

Plan sponsors or administrators who have made arrangements with the Trust may receive orders from their plan participants to purchase, exchange or redeem shares of the Funds, generally on each business day. That night, all orders received by that plan sponsor or plan administrator prior to 4:00 p.m. Eastern time on that day are aggregated, and the plan sponsor or plan administrator generally places a net purchase and/or redemption order(s) for shares of the Funds on the morning of the next business day. These orders are normally executed at the NAV that was computed for each Fund as of 4:00 p.m. Eastern time the previous day.

Plan sponsors and plan administrators who choose not to enter into arrangements of the type described above will need to transmit orders for receipt by the Trust prior to 4:00 p.m. Eastern time in order for those orders to be executed at the NAV computed for that day.

The Trust’s Purchase Blocking Policy described under the heading “All Other Persons Purchasing, Exchanging or Selling Shares” applies to persons purchasing or exchanging shares through plan sponsors or plan administrators.

The Trust normally will wire redemption proceeds to the plan sponsor or plan administrator on the next business day after receipt of the redemption instructions by the Trust, but in no event later than seven days following receipt of such instructions. Redemptions of more than $500,000 of a Fund’s assets during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of securities. If a redemption is paid in-kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) there are emergency circumstances as determined by the Securities and Exchange Commission, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

Anti-Money Laundering Compliance.    The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if you are not a U.S. resident or it does not contain your name, social security number, date of birth and permanent street address. This information may be compared to information obtained through third party sources where permitted by law. If we cannot verify this information your account may be restricted and/or closed. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above. The Manager and State Farm VP Management Corp., the Trust’s distributor, implement the Funds’ anti-money laundering program and have appointed an anti-money laundering compliance officer.

All Other Persons Purchasing, Exchanging or Selling Shares

The preceding discussion relates to how persons purchase, exchange and sell shares through plan sponsors and plan administrators. The following discussion relates to how all other persons purchase, exchange, and sell shares.

How To Buy Shares

In accordance with federal securities laws, orders are effected at the NAV per share next determined after receipt of the order in proper form by State Farm VP Management Corp. or its Registered Representatives. Receipt of an order in proper form means that State Farm VP Management Corp. or its Registered Representatives have received complete purchase instructions and payment for shares.

If State Farm VP Management Corp. or its Registered Representatives determine that the purchase instructions for your order are incomplete, State Farm VP Management Corp. or its

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Registered Representative will contact you to obtain the missing information and/or the missing documents necessary to make your purchase instructions complete. Your purchase order will not be processed until after the purchase instructions have been made complete and payment for the shares has been received.

All checks should be made payable to State Farm Mutual Funds. Third-party checks will not be accepted. All payments must be in U.S. dollars and must be drawn only on U.S. banks. The Funds reserve the right to reject any purchase order.

Purchase Blocking Policy.    The Funds are not designed to serve as a vehicle for frequent trading, including frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds have determined could involve actual or potential harm to a Fund, may be rejected. Frequent trading of Fund shares may lead to increased costs to the Fund and less efficient management of the Fund’s portfolio, resulting in dilution of the value of the shares held by long term shareholders.

The Trust’s Board of Trustees has approved policies and procedures with respect to frequent purchases and redemptions of Fund shares. Under the Trust’s “Purchase Blocking Policy,” any shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of $2,500 or more from a Fund (other than the Money Market Fund) will be precluded from investing in that Fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. The Funds will work with intermediaries to develop such procedures or other procedures that the Funds determine are reasonably designed to achieve the objective of the purchase blocking policy. At the time the intermediaries adopt these procedures, shareholders whose accounts are on the books of such intermediaries will be subject to this purchase blocking policy or one that achieves the objective of this policy.

Under the Funds’ purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	Systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase;

•	Employer sponsored retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan record keeper’s system;

•	Purchase transactions involving external transfers of assets and external rollovers; and

•	Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Notwithstanding the Funds’ purchase blocking policy, all transactions in Fund shares remain subject to the Funds’ right to restrict potentially abusive trading generally (including the types of transaction described above that will not be prevented or trigger a purchase block under the policy). For instance, each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund.

Anti-Money Laundering Compliance.    The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if you are not a U.S. resident or if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above. The Manager and State Farm VP Management Corp., the Trust’s distributor, implement the Funds’ anti-money laundering program.

Opening and Adding to an Account

By Writing to the Manager.    To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to “State Farm Mutual Funds” or a properly completed ACH authorization to debit the account for the minimum initial investment. Send Express Overnight mail to: State Farm Mutual Funds, 430 W. 7th Street, Kansas City, Missouri 64105-1407. You may obtain an Application by calling the State Farm VP Management Corp. call center at 1-800-447-4930. You may make subsequent investments at any time by mailing a check to the Manager, payable to State Farm Mutual Funds, along with the detachable investment slip found at the top of your confirmation statement. You may also send a letter of instruction indicating your account registration, account number and the Fund name.

By Telephone.    With the Telephone Investment Privilege, you can purchase additional Fund shares by having the Fund make an electronic withdrawal from your predesignated bank account. You can establish or change bank instructions on an existing account by mail or fax as long as the bank account and mutual fund account owner(s) are the same and a voided check is submitted. If the bank account owner and mutual fund account owner(s) are different, mail a written request signed by each shareholder and at least one bank account owner, with all signatures witnessed by a notary public along with a voided check to: State Farm Mutual Funds, PO Box 219548, Kansas City, MO 64121-9548.

You may also establish bank instructions via www.statefarm.com. If bank instructions are added via www.statefarm.com, you may not redeem to this account for 15 calendar days.

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Further documentation may be required for corporations, partnerships, trusts and other entities. To make a telephone investment, call 1-800-447-4930.

By the Internet.    Visit our web site at www.statefarm.com. If you would like to open an account, print and complete the Application and mail it along with your personal check or an ACH authorization to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548. If you would like to add to your account that has already been established, follow the instructions presented on the screen.

By Automatic Investing.    The automatic investment plan allows you to make recurring investments in a Fund through automatic transfers from your bank account. To sign up, complete the appropriate section of the Application or get an Investor Account Services Form by calling 1-800-447-4930. You can make periodic investments, after the initial funding of your account, of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. Automatic investing may not be established until you meet the $1,000 initial investment minimum per Fund. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by notifying your State Farm VP Management Corp., by writing the Manager, or by contacting a Customer Service Representative at 1-800-447-4930.

General Policies On Buying Shares

•	Your purchase order must be received by 4:00 p.m., Eastern time to get that day’s NAV.

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All checks must be payable in U.S. dollars, drawn on a U.S. bank and made payable to “State Farm Mutual Funds” (not State Farm VP Management Corp.). Cash, credit cards and debit cards are not acceptable forms of purchase. Forms of purchase such as second party checks, third party checks and Cyber-Chex generally are not acceptable.

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Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. For non tax-qualified accounts, you may at any time request to have your income dividends and capital gain distributions paid to you in cash. For tax-qualified accounts refer to the plan documents for dividend and capital gain distribution provisions. You cannot elect to receive a check for an income dividend and/or a capital gain distribution if the amount payable is less than $10.

•	Stock certificates will not be issued.

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The Manager will send to you an immediate confirmation of each transaction with the exception of transactions pursuant to: the automatic investment plan, the systematic withdrawal program, and transactions within Employer Sponsored Retirement Plans. You will receive confirmation of these transactions promptly after the end of each calendar quarter.

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Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for any additional information related to buying shares.

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Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

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You are required by federal regulations to certify your taxpayer identification or Social Security number when opening your account. Failure to provide an identification number could subject you to backup withholding on any distributions, redemptions, or disbursements from your account. Further, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.

Inquiring About Transactions

You should review your confirmation statements thoroughly when received. The Manager employs reasonable procedures to ensure the proper and accurate processing of all transactions. In the event a transaction occurs in your account in error, you must notify the Manager via telephone or in writing within 30 days of receipt of your quarterly account statement of such error.

How To Exchange Shares

You may exchange your shares for shares of another Fund as follows:

In Writing.    A written exchange request must be signed by all of the owners of the account, must be sent to the Manager, and must clearly indicate your account number, account registration and the Fund names and the number of shares or the dollar amount you wish to exchange. Send your request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548.

By Telephone.    With the Telephone Exchange Privilege, you may call the Manager and request an exchange. You must identify the existing account by giving the Fund’s name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

By the Internet.    You can exchange shares of one Fund for another through our web site at www.statefarm.com. Follow the instructions presented on the screen.

General Policies on Exchanging Shares

Exchange Limitations.    Because excessive exchanges can disrupt management of a Fund and increase the Fund’s cost for all shareowners, the Trust places certain limits on the exchange privilege through the Purchase Blocking Policy. See the section of this prospectus on “How to Buy Shares.”

•	The Funds have the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with exchange policies.

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The Manager reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. An exchange request can be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.

•	An exchange will be effective on the day your request is received, if it is received by State Farm VP Management Corp. before the

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Funds calculate their NAVs on that day; a request received after the time the NAV is calculated will be effective at the next calculated NAV. All Funds calculate their NAVs as of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern time) each day the NYSE is open for business.

•	You have to meet the minimum investment requirements of the Fund into which you are exchanging.

•	There is no charge for exchanges provided you exchange your shares for the same class of another Fund.

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The Funds may refuse any exchange purchase if: (1) the Manager believes the Fund would be harmed or unable to invest effectively; or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

•	An exchange is a sale of shares from one Fund and the purchase of shares of another Fund for federal income tax purposes, which may produce a taxable gain or loss in a taxable account.

•	Before making an exchange please read the description of the Fund to be purchased.

•	The Trust may terminate or modify the exchange program at any time, but the Trust will seek to give shareholders at least 60 days notice prior to such change.

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Persons who own Fund shares through a qualified retirement plan, such as a 401(k) plan, should refer to documents provided by their plan sponsor or administrator for any additional information related to exchanging shares.

How To Redeem Fund Shares

You may redeem shares of any of the Funds by contacting State Farm VP Management Corp., by sending a written request, by telephone, by using our systematic withdrawal program, or by exchanging into another Fund.

In Writing.    You may redeem all or any portion of your shares by sending a written request to the Manager:

State Farm Mutual Funds

P.O. Box 219548

Kansas City, Missouri 64121-9548

Your redemption request must clearly identify the exact name in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

The shareowner of record must sign the redemption request including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem. If you request a redemption of more than $100,000, your signature must be guaranteed as described under “Signature Guarantee.”

Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under “Signature Guarantee,” you may have the proceeds sent to another payee or to an address other than the address of record.

By Telephone.    With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-4930. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a predesignated bank account.

By The Internet.    Visit our website at www.statefarm.com, and follow the instructions presented on the screen.

Systematic Withdrawal Program.    You may have a specified dollar amount withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly, semiannual or annual basis. You designate the day during the chosen period that you would like the shares to be redeemed. If the day selected for your systematic withdrawal plan falls on a scheduled non-business day, such as a customary weekend or holiday closing of the NYSE, the transaction will be processed on the previous business day unless the day selected falls on the first day of the period. Under these circumstances it will be processed the following business day.

Example 1: If you choose to have your withdrawal on the tenth of each month and the tenth falls on a Saturday during a particular month, the transaction will be processed on the ninth.

Example 2: If you choose to have your withdrawal on the first of each month and the first falls on a Saturday during a particular month, the transaction will be processed on the third since this would be the first business day during that period.

If the day scheduled for your systematic withdrawal plan falls on a non-scheduled non-business day, such as the closing of the NYSE as a result of a weather event, the transaction will be processed on the next business day. To redeem shares through a systematic withdrawal plan, contact your State Farm VP Management Corp. Registered Representative for instruction or complete an Investor Account Services Form for shares held in a taxable account or a Distribution Request Form for shares held in a tax-qualified account. You can obtain copies of these forms by calling 1-800-447-4930. Once you have established a redemption program through a systematic withdrawal plan, you can change the amount, the frequency, or the payment date of the systematic withdrawal by calling 1-800-447-4930, if you have Telephone Redemption Privileges.

You should not purchase additional shares of a Fund at the same time you are participating in the systematic withdrawal plan because the withdrawal will be a taxable redemption and may produce taxable gain or loss. The Trust reserves the right to amend the systematic withdrawal program on 30 days’ notice. The program may be terminated at any time by the Trust. You will not be permitted to purchase shares by an Automatic Investment Plan if you are participating in the systematic withdrawal program.

General Redemption Policies

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Each Fund will redeem shares at the Fund’s NAV next determined after receipt by the Fund of an order in proper form by State Farm VP Management Corp. or its Registered Representatives. Receipt of an order in proper form means State Farm VP Management Corp. or its Registered Representatives have received complete redemption instructions from you.

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A Fund generally will redeem shares in cash (by check) or electronic transfers. Redemptions of more than $500,000 of a Fund’s assets during any 90-day period by one shareowner will normally be paid in cash, but may be paid in whole or in part by a distribution in-kind of securities. A shareholder who receives securities in an in-kind distribution from a Fund will be subject to market risk while holding those securities and may incur income tax liability upon selling the securities received in the in-kind distribution. If a redemption is paid in-kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

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Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for any additional information related to redeeming shares.

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Payment for shares redeemed will be mailed to the shareowner(s) address of record or electronically transferred to the shareowner’s predesignated bank account within seven days after the Fund receives a redemption request, in writing, by the internet, or by telephone, in proper form.

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If you try to redeem shares paid for by check or electronic transfer soon after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected. The Fund will employ reasonable verification measures. A Fund will not delay paying redemption proceeds under this policy beyond a period that ends fifteen days after you purchased the shares that are being redeemed.

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Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted as determined by the Securities and Exchange Commission, (c) there are emergency circumstances as determined by the Securities and Exchange Commission, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

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Once the Manager has received and accepted your redemption request, you may not cancel or revoke it. We cannot accept a redemption request that specifies a particular date or price or any other conditions.

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Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under “Signature Guarantee,” you may have the redemption proceeds sent to another payee or to an address other than the address of record.

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In some circumstances, you may request expedited delivery or wire transfer of your redemption proceeds. A fee may be deducted from your redemption proceeds for this service. There currently is no charge for electronic transfers using the ACH method. Your bank may charge additional fees for electronic transfers you initiate.

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You may change your address of record by calling 1-800-447-4930, visiting your State Farm VP Management Corp. Registered Representative, or by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, MO 64121-9548. If you request an address change, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request unless the redemption request is in writing and accompanied by a signature guarantee for each registered owner.

•	For IRA withdrawals a shareholder should complete the Distribution Request Form which can be obtained by calling 1-800-447-4930 or by visiting our website at www.statefarm.com.

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If you request, redemption proceeds will be sent electronically to your predesignated bank account. The electronic transfer will be completed either through the ACH method or, under certain circumstances, the wire transfer method. With the ACH method the redemption proceeds will usually be deposited in your predesignated bank account within two or three business days after the processing of the redemption request. With the wire transfer method, the redemption proceeds will usually be deposited in your predesignated bank account on the next business day after the receipt of the redemption request. You can establish or change bank instructions on an existing account by mail or fax as long as the bank account and mutual fund account owner(s) are the same and a voided check is submitted. If the bank account owner and mutual fund account owner(s) are different, mail a written request signed by each shareholder and at least one bank account owner, with all signatures witnessed by a notary public along with a voided check to: State Farm Mutual Funds, PO Box 219548, Kansas City, MO 64121-9548.

You may also establish bank instructions via www.statefarm.com. If bank instructions are added via www.statefarm.com, you may not redeem to this account for 15 calendar days.

Further documentation may be required for corporations, partnerships, trusts and other entities.

•	Redemptions may be restricted in the event of bankruptcy proceedings or other legal proceedings involving the shareowner.

Account Closure and Account Fee

The following policies apply to any shareowner who meets the below conditions:

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If the balance in any of your accounts (other than a Traditional IRA, Roth IRA, Coverdell Education Savings Account, Archer Medical Savings Account, SEP IRA, SIMPLE IRA, Tax Sheltered Accounts under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) falls below $250 at the close of business on the second business day of November, the Fund may redeem the shares in such account (with such redemption to occur on the same

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business day in November), send the proceeds to you at your address of record and close your account. This does not apply to accounts that as of the second business day of November have been open for less than 12 months. Accounts closed under this policy may be reopened with an initial investment of $1,000 per Fund. The Manager may waive redemption and closure of an account under this policy, in its discretion.

•

Because servicing smaller accounts is very expensive, if the balance in any of your accounts falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), through redemptions or any other reason, each of your accounts (other than SEP IRAs, SIMPLE IRAs, Archer Medical Savings Accounts, Tax Sheltered Accounts under §403(b)(7) of the Internal Revenue Code or accounts held under other employer-sponsored qualified retirement plans) with a balance below $5,000 will be charged an account fee of $10.00 for the quarter. We will deduct the account fee from the account on the second business day of the last month of the calendar quarter by redeeming shares from your account. Please note that you may incur tax Liability as a result of the redemption. The account fee will not apply to accounts that as of the second business day of the last month of the calendar quarter were open for less than 12 months. The account fee does not apply to your account if on the second business day of the last month of the calendar quarter the value of your account and the value of all other accounts,

•	identified with the same primary taxpayer identification number, and/or

•	identified with the same primary address as your account,

have an aggregate market value equal to at least $25,000. The Manager may waive this fee, in its discretion and, if not waived, the fee will be retained by the Manager.

Signature Guarantee

A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

The signature guarantee is required:

•

on the written request for redemption that exceeds $100,000, which clearly identifies the exact name in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed

•

on a separate “stock power,” an instrument of assignment which should specify the total number of shares to be exchanged or redeemed (this stock power may be obtained from most banks and stock brokers)

•	if you request that a redemption check be made payable to anyone other than the shareholder of record, that request must be signed and accompanied by a signature guarantee of the registered owner

•

if you request to transfer Fund shares from an existing account to another account which does not have identical owners (i.e., transferring shares from an account owned by John & Mary Doe to an account owned by Mary Doe), that request must be signed and accompanied by a signature guarantee of each registered owner of the account from which shares are being transferred

•	if you request that a redemption check be mailed to an address other than the address of record, that request must be signed and accompanied by a signature guarantee of the registered owner

The Funds will waive the requirement for a signature guarantee if:

•

you are requesting to transfer assets held in a State Farm Traditional IRA, Roth IRA, or Coverdell Education Savings Account to another custodian that is a member of the National Securities Clearing Corporation (“NSCC”) and subscribes to NSCC’s transfer of retirement asset service

•	a State Farm VP Management Corp. Registered Representative who sells Fund shares certifies that your signature is genuine

•

you request to redeem shares in your account and reinvest the proceeds into a product sold by State Farm VP Management Corp. or into a product sponsored by a company that controls, is controlled by or is under common control with State Farm VP Management Corp. For this exception to apply, the product into which you are reinvesting redemption proceeds must have an account registration identical to the registration of your Fund account.

Excessive Trading/Market Timing

The Manager believes that the Funds are appropriate for a long term investment by a shareholder who can accommodate short-term price volatility. The Funds may also be appropriate as a diversifier of other investments. The Funds are not an appropriate investment for short-term investors who desire to trade the Funds frequently in anticipation of, or reaction to, short term market price movement.

An investment strategy some investors follow is commonly referred to as market timing. The Trust defines market timing as transacting into or between mutual funds on a frequent, short term basis, in anticipation of short term movements of share prices within those mutual funds. This is not an investment strategy supported by the Trust. The Trust does not accommodate shareholders who want to engage in market timing. The Trust attempts to identify and discourage market timing. Do not invest with the Trust if you desire to follow a market timing strategy.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be more susceptible to a time zone arbitrage strategy in which an investor seeks to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market, but prior to the pricing of the Fund’s shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the

76

risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to engaging in a time zone arbitrage strategy).

The Trust attempts to identify and discourage market timing because of the possible risks frequent purchases and redemptions present to shareholders and the portfolio management of the Funds. Market timing risks include the dilution in value of Fund shares held by the Fund’s other shareholders; interference with the efficient management of the Fund’s portfolio; and increased administrative costs for all Fund shareholders. The Board of Trustees for the Trust has adopted the following policies and procedures to discourage market timing:

•	Each Fund reserves the right to reject any purchase request, including exchanges from other Funds. A purchase request could be rejected due to its timing, amount or history of trading.

•

All Funds except the Money Market Fund restrict certain purchases that follow share redemptions. For further details, see the “Purchase Blocking Policy” section of “How to Buy Shares” in this prospectus.

There is no guarantee that the Funds will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. We apply our market timing policies and procedures, including any and all restrictions, to all investors without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, investors bear the risk that frequent exchange or transfer activity may occur, resulting in dilution of the value of Fund shares, interference with efficient management of the Funds’ portfolios, and increases in brokerage and administrative costs to the Funds.

Certain shares of the Trust are held in omnibus accounts. When held in omnibus accounts, Trust shares are held in the name of an intermediary, such as a qualified retirement plan, on behalf of multiple beneficial owners, such as plan participants. With respect to Trust shares held in some omnibus accounts, the Trust is not able to identify trading by particular beneficial owners, which makes it difficult or impossible for the Trust to determine if a particular beneficial owner is engaged in frequent trading. The techniques used by the Trust and its intermediaries are not anticipated to identify all frequent trading by beneficial owners of Trust shares held in omnibus accounts. Therefore, the Trust’s market timing restrictions will not apply to all shares held in omnibus accounts.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures regarding the disclosure of each Fund’s portfolio securities is available in the SAI.

Arbitration Agreement

Your account application may include an arbitration agreement. If so, the following is the terms of that agreement.

This agreement contains a pre-dispute arbitration clause. By signing an arbitration agreement the parties agree as follows:

1.	All parties to this agreement are giving up the right to sue each other in court, including the right to a trial by jury, except as provided by the rules of the arbitration forum in which a claim is filed.

2.	Arbitration awards are generally final and binding; a party’s ability to have a court reverse or modify an arbitration award is very limited.

3.	The ability of the parties to obtain documents, witness statements, and other discovery is generally more limited in arbitration than in court proceedings.

4.	The arbitrators do not have to explain the reason(s) for their award.

5.	The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

6.	The rules of some arbitration forums may impose time limits for bringing a claim in arbitration. In some cases, a claim that is ineligible for arbitration may be brought in court.

7.	The rules of the arbitration forum in which the claim is filed, and any amendments thereto, shall be incorporated in this agreement.

Arbitration Agreement:    I agree to arbitrate any dispute, claim or controversy that may arise between me and State Farm VP Management Corp., its parents and affiliates, and their officers, directors, employees, agents, independent contractor agents and independent contractor agents’ employees relating to this account or in any way arising from my relationship with State Farm VP Management Corp. Such arbitration will be conducted before and according to the arbitration rules of the Financial Industry Regulatory Authority (“FINRA”) or its successor. Any arbitration award shall be final and binding and judgment on it may be entered in any court having jurisdiction.

No person shall bring a putative or certified class action arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until (i) the class certification is denied; or (ii) the class is decertified; or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under the agreement except to the extent stated herein.

77

SHARED DELIVERY

Shared Delivery of Prospectus and Fund Reports.    The rules governing mutual funds require each of the Funds semiannually to furnish to its shareowners a report containing that Fund’s financial statements and the Funds generally send each new prospectus to all shareowners. The Funds also send proxy statements to shareowners whenever there is a shareowners’ meeting. Except in the case of certain employer- sponsored retirement plans, each Fund intends to send one copy of each report, prospectus and proxy statement to an address shared by more than one shareowner (commonly referred to as “householding” delivery). By signing the Account Application, you consent to the “householded” delivery of the reports, prospectuses and proxy statements unless and until you revoke your consent by notifying the Fund as set forth below.

Revocation of Shared Delivery.    If you want to receive an individual copy (rather than a shared or “householded” copy) of a Fund’s report, prospectus or proxy statement contact the Manager to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548 or by telephone at 1-800-447-4930. You may revoke your consent at any time. The Fund will commence sending individual copies within 30 days after it receives notice that you have revoked your consent.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

The Equity Fund, Equity Index Funds, Small/Mid Cap Equity Fund, Equity and Bond Fund, International Equity Fund and the LifePath Funds declare and pay dividends and capital gain distributions, if any, at least annually.
The Bond Fund and the Money Market Fund declare dividends daily and pay dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

If the Manager has not received payment for your purchase of shares of the Bond Fund and the Money Market Fund, you will not be credited with any declared daily dividend until the day on which the Manager receives the payment. The Manager receives payment for your purchase of shares upon receipt of your check or ACH authorization. If you purchased the Fund shares at the office of a State Farm VP Management Corp. Registered Representative, it may take several days for the Manager to receive your check or your ACH authorization.

All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you previously have elected to receive dividends and distributions in cash.

Dividends and distributions from any Fund may be automatically invested in an existing, identically registered account in any other Fund of the same share class at NAV. This service is only available for non-retirement accounts. You may elect this option on your account application or by contacting your State Farm VP Management Corp. Registered Representative.

Taxes On Distributions.    Distributions from each Fund are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

For federal tax purposes, a Fund’s income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains, no matter how long you have held your Fund shares.

Dividends declared in October, November, or December that are paid to you by the end of the following January are taxable to you as if they were received in the year they are declared.

If you are an individual and you meet certain holding period requirements with respect to your Fund shares, “qualified dividend income” distributed to you by a Fund may also be eligible for taxation at long-term capital gain rates.

Every January, the Funds will send you and the Internal Revenue Service (“IRS”) a statement called Form 1099 showing the sources and amounts of taxable distributions you received in the previous calendar year.

Foreign Taxes.    A Fund may receive income from sources in foreign countries, and that income may be subject to foreign taxes at its source. If your Fund pays non-refundable taxes to foreign governments during the year, those taxes will reduce that Fund’s dividend. You may be able to claim a credit or deduction on your tax return for your share of foreign taxes paid by a Fund for a particular year if more than 50% of its total assets consists of stock or securities in foreign corporations and the Fund makes a special tax election for such year whereby each of its shareholders includes in his gross income and treats as paid by him his proportionate share of such foreign taxes. It is expected that only International Equity Fund and International Index Fund may qualify for this election. If a Fund makes this election, we will send you detailed information about the foreign tax credit or deduction for that year.

Taxes On Transactions.    A redemption is a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost basis depending upon the NAV at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss is computed on the difference between the amount you receive in exchange for the shares redeemed and their basis.

An exchange of any Fund’s shares for shares of another Fund will be treated as a sale of the Fund’s shares at their fair market value and any gain on the transaction may be subject to federal income tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. Also in January, the Funds will send you and the IRS a statement called Form 1099 showing the sources and gross proceeds of any taxable sales or exchanges from the previous year. This will help you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

For shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the fund’s default method, Average Cost, will be used. Also, shares acquired prior to January 1, 2012 will generally be depleted before those acquired after January 1, 2012.

Taxes for Tax-Qualified Accounts.    Participants who own Fund shares in tax-qualified accounts will not be subject to federal income taxes on either dividends or capital gain distributions paid by the Funds to the accounts when reinvested. Instead, participants who own Fund shares in tax-qualified accounts may be taxed when they take distributions from their accounts. Depending on the type of tax-qualified account, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own situation.

79

The above discussion reflects only legislation that is currently in effect. In addition, there have been proposals for other changes in federal tax law. It is possible that future federal tax legislation could be enacted that will have an adverse impact of the Funds or shareholders.

This prospectus provides general tax information only. It is not intended as tax advice applicable to your own personal situation. You should consult your own tax advisor for information about a Fund’s tax consequences that is specific to you.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The 2011, 2012, 2013 and 2014 information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the December 31, 2014 annual report. The annual report may be obtained from the Funds upon request without charge. The information for the period 2010 was audited by another independent registered public accounting firm whose report dated February 28, 2011 expressed an unqualified opinion on those financial highlights.

(For a share outstanding throughout each period):

EQUITY FUND

	Years ended 12/31
Institutional Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.65	$6.56	$5.71	$5.80	$5.15

Income from Investment Operations

Net investment income (loss)(a)	$0.07	$0.06	$0.08	$0.06	$0.03

Net gain (loss) on investments (both realized and unrealized)	$1.25	$2.09	$0.85	$(0.09)	$0.65

Total from investment operations	$1.32	$2.15	$0.93	$(0.03)	$0.68

Less Distributions

Net investment income	$(0.07)	$(0.06)	$(0.08)	$(0.06)	$(0.03)

Net realized gain	$(0.13)	—	—	—	—

Total distributions	$(0.20)	$(0.06)	$(0.08)	$(0.06)	$(0.03)

Net asset value, end of period	$9.77	$8.65	$6.56	$5.71	$5.80

Total Return	15.24%	32.74%	16.28%	(0.57%)	13.26%

Ratios/Supplemental Data

Net assets, end of period (millions)	$235.2	$205.4	$153.4	$130.2	$132.2

Average Net Asset ratios assuming expense limitations

Expenses	0.91%	0.92%	0.93%	0.93%	0.95%

Net investment income (loss)	0.78%	0.72%	1.29%	0.95%	0.65%

Average Net Asset ratios absent expense limitations

Expenses	0.91%	0.92%	0.93%	0.93%	0.95%

Net investment income (loss)	0.78%	0.72%	1.29%	0.95%	0.65%

Portfolio turnover rate	51%	69%	56%	43%	54%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

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(For a share outstanding throughout each period):

SMALL/MID CAP EQUITY FUND

	Years ended 12/31
Institutional Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.96	$10.68	$9.13	$9.35	$7.62

Income from Investment Operations

Net investment income (loss)(a)(b)	—	$(0.02)	$0.08	—	—

Net gain (loss) on investments (both realized and unrealized)	$0.59	$3.68	$1.47	$(0.22)	$1.73

Total from investment operations	$0.59	$3.66	$1.55	$(0.22)	$1.73

Less Distributions

Net investment income	—	$(0.06)	—	—	—

Net realized gain	$(1.44)	$(1.32)	—	—	—

Total distributions	$(1.44)	$(1.38)	—	—	—

Net asset value, end of period	$12.11	$12.96	$10.68	$9.13	$9.35

Total Return	4.44%	34.25%	16.98%	(2.35%)	22.70%

Ratios/Supplemental Data

Net assets, end of period (millions)	$46.8	$45.1	$32.4	$26.2	$25.9

Average Net Asset ratios assuming expense limitations

Expenses	1.14%	1.15%	1.15%	1.15%	1.15%

Net investment income (loss)	(0.01%)	(0.16%)	0.79%	0.01%	0.05%

Average Net Asset ratios absent expense limitations

Expenses	1.14%	1.15%	1.17%	1.18%	1.22%

Net investment income (loss)	(0.01%)	(0.16%)	0.77%	(0.02%)	(0.02%)

Portfolio turnover rate	102%	116%	91%	86%	107%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Institutional shares in 2010 and 2011.

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(For a share outstanding throughout each period):

INTERNATIONAL EQUITY FUND

	Years ended 12/31
Institutional Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.53	$9.91	$8.33	$9.83	$8.92

Income from Investment Operations

Net investment income (loss)(a)	$0.06	$0.09	$0.11	$0.10	$0.07

Net gain (loss) on investments (both realized and unrealized)	$(0.77)	$1.67	$1.47	$(1.44)	$1.00

Total from investment operations	$(0.71)	$1.76	$1.58	$(1.34)	$1.07

Less Distributions

Net investment income	$(0.10)	$(0.14)	—	$(0.16)	$(0.16)

Net realized gain	—	—	—	—	—

Total distributions	$(0.10)	$(0.14)	—	$(0.16)	$(0.16)

Net asset value, end of period	$10.72	$11.53	$9.91	$8.33	$9.83

Total Return	(6.19%)	17.81%	18.97%	(13.68%)	12.01%

Ratios/Supplemental Data

Net assets, end of period (millions)	$19.1	$20.3	$17.1	$13.6	$15.3

Average Net Asset ratios assuming expense limitations

Expenses	1.25%	1.25%	1.25%	1.25%	1.25%

Net investment income (loss)	0.50%	0.83%	1.25%	1.03%	0.82%

Average Net Asset ratios absent expense limitations

Expenses	1.29%	1.28%	1.30%	1.38%	1.43%

Net investment income (loss)	0.46%	0.80%	1.20%	0.90%	0.64%

Portfolio turnover rate	96%	77%	47%	57%	66%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

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(For a share outstanding throughout each period):

S&P 500 INDEX FUND

	Years ended 12/31
Institutional Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.02	$10.79	$9.51	$9.51	$8.41

Income from Investment Operations

Net investment income(a)(b)	$0.22	$0.20	$0.19	$0.15	$0.13

Net gain (loss) on investments (both realized and unrealized)(c)	$1.62	$3.22	$1.27	—	$1.10

Total from investment operations	$1.84	$3.42	$1.46	$0.15	$1.23

Less Distributions

Net investment income	$(0.21)	$(0.19)	$(0.18)	$(0.15)	$(0.13)

Net realized gain	—	—	—	—	—

Total distributions	$(0.21)	$(0.19)	$(0.18)	$(0.15)	$(0.13)

Net asset value, end of period	$15.65	$14.02	$10.79	$9.51	$9.51

Total Return	13.10%	31.73%	15.37%	1.61%	14.66%

Ratios/Supplemental Data

Net assets, end of period (millions)	$148.6	$117.4	$82.5	$68.3	$67.0

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	0.49%	0.50%	0.52%	0.55%	0.54%

Net investment income(b)	1.50%	1.55%	1.78%	1.58%	1.53%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(b)	0.49%	0.50%	0.52%	0.56%	0.54%

Net investment income (loss)(b)	1.50%	1.55%	1.78%	1.57%	1.53%

Portfolio turnover rate(d)	2%	3%	2%	5%	9%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio through May 11, 2012.
(c)	Net gain (loss) on investments represents less than $0.01 per share for Institutional shares in 2011.
(d)	The 2012 portfolio turnover rate reflects the period from May 12, 2012 to December 31, 2012 and excludes in-kind contribution of portfolio securities received on May 12, 2012. Prior to May 12, 2012, the S&P 500 Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2012 through May 11, 2012 was 5%.

84

(For a share outstanding throughout each period):

SMALL CAP INDEX FUND

	Years ended 12/31
Institutional Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.64	$12.71	$11.39	$12.14	$9.68

Income from Investment Operations

Net investment income(a)	$0.09	$0.07	$0.16	$0.06	$0.07

Net gain (loss) on investments (both realized and unrealized)	$0.62	$4.75	$1.60	$(0.65)	$2.45

Total from investment operations	$0.71	$4.82	$1.76	$(0.59)	$2.52

Less Distributions

Net investment income	$(0.09)	$(0.09)	$(0.13)	$(0.05)	$(0.06)

Net realized gain	$(0.92)	$(0.80)	$(0.31)	$(0.11)	—

Total distributions	$(1.01)	$(0.89)	$(0.44)	$(0.16)	$(0.06)

Net asset value, end of period	$16.34	$16.64	$12.71	$11.39	$12.14

Total Return	4.24%	37.96%	15.60%	(4.81%)	26.01%

Ratios/Supplemental Data

Net assets, end of period (millions)	$82.4	$78.7	$54.1	$47.6	$50.3

Average Net Asset ratios assuming expense limitations

Expenses(b)	0.68%	0.69%	0.70%	0.70%	0.70%

Net investment income (loss)	0.56%	0.47%	1.27%	0.51%	0.64%

Average Net Asset ratios absent expense limitations

Expenses	0.69%	0.71%	0.73%	0.73%	0.76%

Net investment income (loss)	0.55%	0.45%	1.24%	0.48%	0.58%

Portfolio turnover rate	16%	14%	14%	14%	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	The expense ratios include the effect of an expense reduction.

85

(For a share outstanding throughout each period):

INTERNATIONAL INDEX FUND

	Years ended 12/31
Institutional Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.51	$10.57	$9.19	$10.84	$10.33

Income from Investment Operations

Net investment income(a)	$0.34	$0.24	$0.25	$0.26	$0.19

Net gain (loss) on investments (both realized and unrealized)	$(1.11)	$1.94	$1.39	$(1.64)	$0.52

Total from investment operations	$(0.77)	$2.18	$1.64	$(1.38)	$0.71

Less Distributions

Net investment income	$(0.32)	$(0.24)	$(0.26)	$(0.27)	$(0.20)

Net realized gain	—	—	—	—	—

Total distributions	$(0.32)	$(0.24)	$(0.26)	$(0.27)	$(0.20)

Net asset value, end of period	$11.42	$12.51	$10.57	$9.19	$10.84

Total Return	(6.11%)	20.63%	17.88%	(12.72%)	6.81%

Ratios/Supplemental Data

Net assets, end of period (millions)	$42.8	$44.4	$35.0	$30.0	$35.2

Average Net Asset ratios assuming expense limitations

Expenses(b)	0.93%	0.94%	0.95%	0.95%	0.95%

Net investment income	2.76%	2.09%	2.50%	2.45%	1.89%

Average Net Asset ratios absent expense limitations

Expenses	0.96%	0.98%	1.01%	0.98%	0.98%

Net investment income (loss)	2.73%	2.05%	2.44%	2.42%	1.86%

Portfolio turnover rate	2%	1%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	The expense ratios include the effect of an expense reduction.

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(For a share outstanding throughout each period):

EQUITY AND BOND FUND

	Years ended 12/31
Institutional Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.08	$8.68	$7.95	$7.86	$7.24

Income from Investment Operations

Net investment income(a)	$0.16	$0.14	$0.16	$0.15	$0.13

Net gain (loss) on investments (both realized and unrealized)	$0.99	$1.40	$0.73	$0.09	$0.62

Total from investment operations	$1.15	$1.54	$0.89	$0.24	$0.75

Less Distributions

Net investment income	$(0.16)	$(0.14)	$(0.16)	$(0.15)	$(0.13)

Net realized gain(b)	$(0.02)	—	—	—	—

Total distributions	$(0.18)	$(0.14)	$(0.16)	$(0.15)	$(0.13)

Net asset value, end of period	$11.05	$10.08	$8.68	$7.95	$7.86

Total Return	11.44%	17.78%	11.23%	3.10%	10.49%

Ratios/Supplemental Data

Net assets, end of period (millions)	$29.3	$24.5	$19.7	$15.8	$14.6

Average Net Asset ratios assuming expense limitations

Expenses(c)	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.54%	1.49%	1.90%	1.86%	1.74%

Average Net Asset ratios absent expense limitations

Expenses(c)	0.08%	0.09%	0.10%	0.11%	0.11%

Net investment income	1.46%	1.40%	1.80%	1.75%	1.63%

Portfolio turnover rate	1%	0%	1%	2%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net realized gain distributions represent less than $0.01 per share in 2011.
(c)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

87

(For a share outstanding throughout each period):

BOND FUND

	Years ended 12/31
Institutional Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.98	$11.78	$11.65	$11.11	$10.87

Income from Investment Operations

Net investment income (loss)	$0.31	$0.32	$0.33	$0.37	$0.39

Net gain (loss) on investments (both realized and unrealized)	$0.33	$(0.72)	$0.13	$0.54	$0.24

Total from investment operations	$0.64	$(0.40)	$0.46	$0.91	$0.63

Less Distributions

Net investment income	$(0.31)	$(0.32)	$(0.33)	$(0.37)	$(0.39)

Net realized gain(a)	—	$(0.08)	—	—	—

Total distributions	$(0.31)	$(0.40)	$(0.33)	$(0.37)	$(0.39)

Net asset value, end of period	$11.31	$10.98	$11.78	$11.65	$11.11

Total Return	5.91%	(3.45%)	4.03%	8.32%	5.82%

Ratios/Supplemental Data

Net assets, end of period (millions)	$212.9	$185.7	$175.9	$140.1	$124.3

Average Net Asset ratios assuming expense limitations

Expenses	0.41%	0.41%	0.41%	0.42%	0.43%

Net investment income (loss)	2.76%	2.78%	2.84%	3.25%	3.47%

Average Net Asset ratios absent expense limitations

Expenses	0.41%	0.41%	0.41%	0.42%	0.43%

Net investment income (loss)	2.76%	2.78%	2.84%	3.25%	3.47%

Portfolio turnover rate	10%	21%	8%	8%	16%

(a)	Net realized gain distributions represent less than $0.01 per share in 2014.

88

(For a share outstanding throughout each period):

MONEY MARKET FUND

	Years ended 12/31
Institutional Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations

Net investment income(a)	—	—	—	—	—

Net gain (loss) on investments (both realized and unrealized)(b)	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions

Net investment income(a)	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(c)	0.00%	0.00%	0.00%	0.00%	0.00%

Ratios/Supplemental Data

Net assets, end of period (millions)	$63.8	$59.2	$59.5	$52.0	$40.8

Average Net Asset ratios assuming expense limitations

Expenses(d)	0.07%	0.09%	0.11%	0.11%	0.17%

Net investment income(c)	0.00%	0.00%	0.00%	0.00%	0.00%

Average Net Asset ratios absent expense limitations

Expenses	0.44%	0.44%	0.44%	0.45%	0.45%

Net investment income	(0.37%)	(0.35%)	(0.33%)	(0.34%)	(0.28%)

(a)	Net investment income and distributions represent less than $0.01 per share in 2010, 2011, 2012, 2013 and 2014.
(b)	Net gain (loss) on investments represents less than $0.01 per share in 2013.
(c)	Net investment income and total return represent less than 0.005% per share in 2010, 2011, 2012, 2013 and 2014.
(d)	The expense ratios for all five periods ended 12/31 include the effect of the voluntary fee waivers by SFIMC and State Farm VP Management Corp.

89

(For a share outstanding throughout each period):

STATE FARM LIFEPATH RETIREMENT FUND

	Years ended 12/31
Institutional Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.64	$12.44	$11.92	$11.73	$10.96

Income from Investment Operations

Net investment income(a)(b)	$0.19	$0.16	$0.20	$0.25	$0.22

Net gain (loss) on investments (both realized and unrealized)	$0.41	$0.59	$0.80	$0.19	$0.78

Total from investment operations	$0.60	$0.75	$1.00	$0.44	$1.00

Less Distributions

Net investment income	$(0.19)	$(0.15)	$(0.21)	$(0.25)	$(0.21)

Net realized gain	$(0.62)	$(0.40)	$(0.27)	—	$(0.02)

Total distributions	$(0.81)	$(0.55)	$(0.48)	$(0.25)	$(0.23)

Net asset value, end of period	$12.43	$12.64	$12.44	$11.92	$11.73

Total Return	4.76%	6.15%	8.47%	3.78%	9.29%

Ratios/Supplemental Data

Net assets, end of period (millions)	$96.7	$89.8	$78.5	$64.6	$57.1

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)(c)	0.82%	0.82%	0.89%	0.92%	0.92%

Net investment income(b)	1.46%	1.27%	1.62%	2.14%	1.94%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(d)	1.21%	1.20%	1.20%	1.22%	1.26%

Net investment income(d)	1.07%	0.89%	1.31%	1.84%	1.60%

Portfolio turnover rate(e)	14%	17%	4%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.25% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	The expense ratios include the effect of the expense reduction changes.
(d)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.73%, respectively, for the year ended December 31, 2014.
(e)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 13%, 20% and 14% for the years ended 2012, 2011 and 2010, respectively.

90

(For a share outstanding throughout each period):

STATE FARM LIFEPATH 2020 FUND

	Years ended 12/31
Institutional Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.49	$13.93	$12.81	$12.88	$11.81

Income from Investment Operations

Net investment income(a)(b)	$0.22	$0.20	$0.23	$0.25	$0.22

Net gain (loss) on investments (both realized and unrealized)	$0.49	$1.15	$1.15	$(0.08)	$1.05

Total from investment operations	$0.71	$1.35	$1.38	$0.17	$1.27

Less Distributions

Net investment income	$(0.20)	$(0.20)	$(0.24)	$(0.24)	$(0.20)

Net realized gain	$(0.90)	$(0.59)	$(0.02)	—	—

Total distributions	$(1.10)	$(0.79)	$(0.26)	$(0.24)	$(0.20)

Net asset value, end of period	$14.10	$14.49	$13.93	$12.81	$12.88

Total Return	4.95%	9.69%	10.80%	1.34%	10.77%

Ratios/Supplemental Data

Net assets, end of period (millions)	$197.0	$171.4	$145.4	$125.4	$114.3

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	0.80%	0.79%	0.86%	0.88%	0.88%

Net investment income(b)	1.46%	1.41%	1.70%	1.94%	1.80%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(c)	1.21%	1.20%	1.20%	1.20%	1.23%

Net investment income(c)	1.05%	1.00%	1.36%	1.62%	1.45%

Portfolio turnover rate(d)	21%	19%	5%	5%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.24% and 2.01%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.71%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 15%, 23% and 13% for the years ended 2012, 2011 and 2010, respectively.

91

(For a share outstanding throughout each period):

STATE FARM LIFEPATH 2030 FUND

	Years ended 12/31
Institutional Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.36	$14.29	$12.88	$13.21	$11.99

Income from Investment Operations

Net investment income(a)(b)	$0.23	$0.24	$0.25	$0.23	$0.21

Net gain (loss) on investments (both realized and unrealized)	$0.58	$1.71	$1.41	$(0.34)	$1.20

Total from investment operations	$0.81	$1.95	$1.66	$(0.11)	$1.41

Less Distributions

Net investment income	$(0.21)	$(0.24)	$(0.25)	$(0.22)	$(0.19)

Net realized gain	$(1.13)	$(0.64)	—	—	—

Total distributions	$(1.34)	$(0.88)	$(0.25)	$(0.22)	$(0.19)

Net asset value, end of period	$14.38	$15.36	$14.29	$12.88	$13.21

Total Return	5.23%	13.63%	12.86%	(0.82%)	11.75%

Ratios/Supplemental Data

Net assets, end of period (millions)	$221.5	$191.9	$153.5	$125.4	$114.6

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	0.77%	0.78%	0.85%	0.87%	0.86%

Net investment income(b)	1.47%	1.57%	1.78%	1.76%	1.67%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(c)	1.22%	1.21%	1.21%	1.20%	1.22%

Net investment income(c)	1.02%	1.14%	1.42%	1.43%	1.31%

Portfolio turnover rate(d)	33%	22%	5%	7%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.21% and 2.02%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.70%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 16%, 20% and 10% for the years ended 2012, 2011 and 2010, respectively.

92

(For a share outstanding throughout each period):

STATE FARM LIFEPATH 2040 FUND

	Years ended 12/31
Institutional Shares	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.11	$14.56	$12.93	$13.48	$12.15

Income from Investment Operations

Net investment income(a)(b)	$0.24	$0.27	$0.26	$0.22	$0.19

Net gain (loss) on investments (both realized and unrealized)	$0.63	$2.19	$1.63	$(0.56)	$1.32

Total from investment operations	$0.87	$2.46	$1.89	$(0.34)	$1.51

Less Distributions

Net investment income	$(0.22)	$(0.26)	$(0.26)	$(0.21)	$(0.18)

Net realized gain	$(1.32)	$(0.65)	—	—	—

Total distributions	$(1.54)	$(0.91)	$(0.26)	$(0.21)	$(0.18)

Net asset value, end of period	$15.44	$16.11	$14.56	$12.93	$13.48

Total Return	5.37%	16.90%	14.59%	(2.55%)	12.43%

Ratios/Supplemental Data

Net assets, end of period (millions)	$265.5	$221.4	$170.7	$136.2	$128.4

Average Net Asset ratios assuming expense limitations and expense waivers

Expenses(b)	0.76%	0.77%	0.84%	0.85%	0.86%

Net investment income(b)	1.48%	1.69%	1.84%	1.60%	1.57%

Average Net Asset ratios absent expense limitations and expense waivers

Expenses(c)	1.22%	1.22%	1.22%	1.21%	1.23%

Net investment income (loss)(c)	1.02%	1.24%	1.46%	1.24%	1.20%

Portfolio turnover rate(d)	42%	26%	4%	8%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements; but do not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.19% and 2.03%, respectively, for the year ended December 31, 2014.
(c)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements or indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invests. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.69%, respectively, for the year ended December 31, 2014.
(d)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2014 and 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011 and 2010, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2014 and 2013 presentation, portfolio turnover rate would have been 14%, 20% and 9% for the years ended 2012, 2011 and 2010, respectively.

93

BUSINESS CONTINUITY PLAN DISCLOSURE FOR STATE FARM VP MANAGEMENT CORP.

State Farm VP Management Corp. has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us—If after a significant business disruption you cannot contact us as you usually do at 1-800-447-4930, you should contact your State Farm VP Management Corp. Registered Representative or go to our web site at www.statefarm.com.

Our Business Continuity Plan—We plan to quickly recover and resume business operations as soon as possible after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.

Our business continuity plan addresses: data back up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and procedures to help ensure that our customers have prompt access to their funds and securities if we are unable to continue our business.

Our business continuity plan may be revised or amended. If changes are made, an updated summary will be promptly posted on our website (www.statefarm.com) or you may obtain an updated summary by calling us at the number below and requesting that a written copy be mailed to you.

Varying Disruptions—Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we may transfer our operations to a local site when needed and expect to recover and resume business within 1 business day. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and expect to recover and resume business within 3 business days. In either situation, we plan to continue in business, transfer operations if necessary, and notify you through our web site www.statefarm.com, your State Farm VP Management Corp. Registered Representative, or our customer phone number 1-800-447-4930. In the unlikely event that the significant business disruption is so severe that it prevents us from remaining in business, our plan provides procedures to help ensure that our customers have prompt access to their funds and securities.

In all of the situations described above, in light of the various types of disruptions that could take place and that every emergency poses unique problems, it may take longer to resume operations during any particular disruption.

For more information—If you have questions about our business continuity planning, you can contact us at 1-800-447-4930.

94

ADDITIONAL INFORMATION ABOUT THE FUNDS

You can obtain more information about the Trust’s investments and performance in its semiannual and annual reports to shareowners. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You may also wish to read the SAI for more information about the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated in this prospectus by reference.

You can obtain free copies of the Trust’s semi-annual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

State Farm Mutual Funds

P.O. Box 219548

Kansas City, MO 64121-9548

800-447-4930

The Trust also makes its SAI, semi-annual report and annual report available free of charge at its website, https://www.statefarm.com/finances/mutual-funds/manage-your-accounts/institutional-prospectuses-reports

Public Information.    You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-551-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-1520.

For purposes of any electronic version of this prospectus, any URL is an inactive textual reference only. We have taken steps to ensure that all URLs in this prospectus were inactive at the time we created any electronic version of this prospectus.

Securities Investor Protection Corporation (SIPC).    You may obtain information about SIPC, including the SIPC brochure, at www.sipc.org or calling (202) 371-8300.

State Farm Mutual Funds® are offered by:

State Farm VP Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-4930

www.statefarm.com

INVESTMENT CO. ACT FILE NO. 811-10027

95

P.O. Box 219548 Kansas City, MO 64121-9548 FORWARDING SERVICE REQUESTED

120-4683.16-CH	Printed in U.S.A.

STATE FARM MUTUAL FUND TRUST

	Class A Ticker Symbol	Legacy Class A Ticker Symbol	Class B Ticker Symbol	Legacy Class B Ticker Symbol	Institutional Class Ticker Symbol	Class R-1 Ticker Symbol	Class R-2 Ticker Symbol	Class R-3 Ticker Symbol
State Farm Equity Fund	SNEAX	SLEAX	SNEBX	SLEBX	SLEIX	SREOX	SRETX	SREHX
State Farm Small/Mid Cap Equity Fund	SSNAX	SFSAX	SSNBX	SFSBX	SFEIX	RSEOX	RSETX	RSEHX
State Farm International Equity Fund	SNIAX	SFFAX	SNIBX	SFFBX	SFIIX	RIEOX	RIETX	RIEHX
State Farm S&P 500® Index Fund	SNPAX	SLIAX	SNPBX	SLIBX	SFXIX	RSPOX	RSPTX	RSPHX
State Farm Small Cap Index Fund	SNRAX	SMIAX	SNRBX	SMIBX	SMIIX	RSIOX	RSITX	RSIHX
State Farm International Index Fund	NFSAX	SIIAX	NFSBX	SIIBX	SFFFX	RIIOX	RIITX	RIIHX
State Farm Equity and Bond Fund	NBSAX	SLBAX	NBSBX	SLBBX	SEBIX	REBOX	REBTX	REBHX
State Farm Bond Fund	BNSAX	SFBAX	BNSBX	SFBBX	SFBIX	SRBOX	SRBTX	SRBHX
State Farm Tax Advantaged Bond Fund	TANAX	SFTAX	TANBX	SFTBX	N/A	N/A	N/A	N/A
State Farm Money Market Fund	MNAXX	SAAXX	MNBXX	SABXX	SAIXX	SFIXX	SFWXX	SFEXX
State Farm LifePath® Retirement Fund	NILAX	SLRAX	NILBX	SLRBX	SLRIX	RLROX	RLRTX	RLRHX
State Farm LifePath® 2020 Fund	NLWAX	SAWAX	NLWBX	SAWBX	SAWIX	RAWOX	RAWTX	RAWHX
State Farm LifePath® 2030 Fund	NLHAX	SAYAX	NLHBX	SAYBX	SAYIX	RAYOX	RAYTX	RAYHX
State Farm LifePath® 2040 Fund	NLOAX	SAUAX	NLBOX	SAUBX	SAUIX	RAUOX	RAUTX	RAUHX
State Farm LifePath® 2050 Fund	NLPAX	N/A	N/A	N/A	N/A	RAVRX	RAVSX	N/A

Three State Farm Plaza

Bloomington, Illinois 61791-0001

(800) 447-4930

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2015

This Statement of Additional Information (“SAI”) is not a prospectus but provides information that you should read in conjunction with the State Farm Mutual Fund Trust prospectuses (together referred to as “Prospectus”) dated the same date as this SAI. This SAI relates to all classes of the separate investment portfolios of the Trust listed above (each a “Fund” and together the “Funds”). The audited financial statements for State Farm Mutual Fund Trust for the period ended December 31, 2014 are incorporated into this SAI by reference from the Trust’s annual report to shareholders. You may obtain a copy of the Prospectus, the annual report or the semi-annual report at no charge by writing or telephoning State Farm Mutual Fund Trust at the address or telephone number shown above.

INFORMATION ABOUT THE FUNDS

State Farm Mutual Fund Trust (the “Trust”) is an open-end management investment company organized as a business trust under the laws of the State of Delaware on June 8, 2000. The Trust consists of fifteen separate funds, each of which has its own investment objective, investment policies, restrictions and risks. This SAI relates to all of the Trust’s fifteen funds (each a “Fund,” and collectively, the “Funds”).

The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. As described in the section of the Prospectus entitled “Dividends, Distributions and Taxes,” when you invest in a Fund you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. This SAI relates to all classes of shares.

Five of the Funds, State Farm LifePath® Retirement Fund, State Farm LifePath 2020® Fund, State Farm LifePath 2030® Fund, State Farm LifePath 2040® Fund and the State Farm LifePath 2050® Fund1 (together, the five State Farm LifePath Funds will be referred to as “LifePath Funds”)—seek to achieve their respective investment objectives by investing all of their assets in a separate portfolio (a “Master Portfolio”) of Master Investment Portfolio (the “Master Fund”), an open-end management investment company (as shown below) having the same investment objective as the corresponding Fund.

Fund	Corresponding Master Portfolio
State Farm LifePath Retirement Fund	LifePath® Retirement Master Portfolio
State Farm LifePath 2020 Fund	LifePath 2020® Master Portfolio
State Farm LifePath 2030 Fund	LifePath 2030® Master Portfolio
State Farm LifePath 2040 Fund	LifePath 2040® Master Portfolio
State Farm LifePath 2050 Fund	LifePath 2050® Master Portfolio

Each Master Portfolio in which a LifePath Fund invests, in turn invests in a combination of stock, bond and money market funds (the “Underlying Funds”) as described in the Trust’s prospectuses.

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LifePath®, LifePath 2020®, LifePath 2030®, LifePath 2040® and LifePath 2050® are registered trademarks of BlackRock, Inc. or its affiliates (“BlackRock”). BlackRock has granted the Trust a non-exclusive license to use the name “LifePath.” If the license agreement is terminated, the Trust, at BlackRock’s request, will cease using the LifePath name.

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The State Farm Investment Management Corp. (the “Manager”) has entered into agreements with investment sub-advisers for some of the Funds as set forth below:

Fund	Sub-adviser(s)
Equity Fund	Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”)
Small/Mid Cap Equity Fund	Bridgeway and Rainier Investment Management, LLC. (“Rainier”)
International Equity Fund	Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”)
S&P 500 Index Fund	BlackRock Fund Advisors (“BFA”)
Small Cap Index Fund	Northern Trust Investments, Inc. (“Northern Trust Investments”)
International Index Fund	Northern Trust Investments, Inc.

Collectively these firms will be referred to as “sub-advisers” in this SAI.

INVESTMENT OBJECTIVES

The investment objective of each Fund is set forth and described in the Prospectus. The investment objective of each Fund may be changed by the Board of Trustees of the Trust without the approval of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of each Fund. Should the investment objective of any Fund change, the Trust will provide investors with sixty days’ prior notice of the change.

INVESTMENT TECHNIQUES AND RISKS—NON-LIFEPATH FUNDS

The discussion of investment techniques and risks is first presented with respect to the State Farm Equity Fund, State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund and the State Farm Money Market Fund (collectively the “Non-LifePath Funds”). The SAI then covers investment techniques and risks for the LifePath Funds.

In addition to the investment objective of each Non-LifePath Fund, the policies and certain techniques by which such Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation set forth in the Prospectus.

BORROWING

Each Fund, other than the S&P 500 Index Fund, the Small Cap Index Fund and the International Index Fund (together the “Equity Index Funds”), may borrow money for temporary or emergency purposes, including the meeting of redemption requests up to the limits set forth under the section “Investment Policies and Restrictions.” Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Funds segregate liquid assets in connection with these types of transactions to the extent required by the 1940 Act.

The Trust has entered into a Line of Credit Agreement with State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of the Manager. Under the Line of Credit Agreement, a Fund, other than an

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Equity Index Fund, can borrow money from Auto Company on an unsecured basis for up to 30 days. No Fund can borrow more than 5% of its total assets (including the amount borrowed) from Auto Company, and no Fund can borrow from Auto Company for a period longer than 30 days. All the funds advised by the Manager can borrow no more than $50,000,000 from Auto Company in the aggregate at any one time. A Fund will pay interest to Auto Company on an outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. Auto Company in its sole and absolute discretion determines whether to loan money to a Fund under the Line of Credit Agreement. Similarly, a Fund is not obligated to borrow from Auto Company under the Line of Credit Agreement.

EQUITY SECURITIES

Each of the Equity Index Funds, the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, and the Equity and Bond Fund (through the Equity Fund), invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives these Funds the right to vote on measures affecting the company’s organization and operations. These Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, these Funds should be considered long-term investments, designed to provide the best results when held for several years or more. These Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

The Small/Mid Cap Equity Fund’s and the Small Cap Index Fund’s investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Because the Small/Mid Cap Equity Fund and Small Cap Index Fund emphasize the stocks of issuers with smaller market capitalizations, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

Under normal circumstances, the Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Tax Advantaged Bond Fund may invest in debt securities of corporate and governmental issuers, including “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Standard and Poor’s Financial Services LLC (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”)) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody’s, commonly called “junk bonds”), and securities that are not rated, but are of comparable quality. See APPENDIX A for a Description of Bond Ratings.

The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

Investment in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect

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the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

The S&P 500 Index Fund may purchase debt securities that are not rated if, in the opinion of BFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the S&P 500 Index Fund. After purchase by the S&P 500 Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the S&P 500 Index Fund. Neither event will require a sale of such security by the S&P 500 Index Fund, provided that the amount of such securities held by the S&P 500 Index Fund does not exceed 5% of the S&P 500 Index Fund’s net assets. To the extent the ratings given by Moody’s or by S&P may change as a result of changes in such organizations or their rating systems, the S&P 500 Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

The S&P 500 Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

The Equity Index Funds, the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, the Bond Fund and the Equity and Bond Fund (through that Fund’s investment in the Equity Fund and the Bond Fund) may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities generally rank senior to common stock in an issuer’s capital structure and may entail less risk of declines in market value than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, the Manager or a sub-adviser, as applicable, usually gives primary emphasis to the attractiveness of the underlying common stock.

U.S. GOVERNMENT SECURITIES

Each Fund may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities (“U.S. Government Securities”). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, are supported either by (a) the full faith and credit of

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the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by an agency are subject to default, and are also subject to interest rate and prepayment risks.

U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity and, for this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument’s purchase price and its value at maturity.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

INVESTMENT COMPANIES AND EXCHANGE TRADED FUNDS

The Non-LifePath Funds may invest in securities issued by other open-end and closed-end, management investment companies, including investment companies that are affiliated with the Master Fund and its advisor, BFA, to the extent permitted under the 1940 Act. When a non-LifePath Fund invests its assets in securities issued by another investment company, the non-LifePath Fund will incur additional fees. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to all such companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of money market funds, including those advised by the Manager, BFA or affiliates of such companies, in excess of the limits discussed above. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

The non-LifePath Funds may purchase shares of “ETFs”, which present the risks discussed below.

An Equity Index Fund may invest in ETFs for the same reason it would purchase (and as an alternative to purchasing) futures contracts—to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet its liquidity needs. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The S&P 500 Index Fund may invest a small portion of its assets in shares of ETFs that are advised by BFA. In this situation, BFA will receive investment sub-advisory fees at the S&P 500 Index Fund level and will receive advisory fees at the ETF level. Because most ETFs are investment companies, an Equity Index Fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a non-LifePath Fund could lose money investing in an ETF if the

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prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

FLOATING- AND VARIABLE-RATE OBLIGATIONS

The S&P 500 Index Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the S&P 500 Index Fund may invest in obligations which are not so rated only if BFA determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the S&P 500 Index Fund may invest. BFA, on behalf of the S&P 500 Index Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio. The S&P 500 Index Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

The Tax Advantaged Bond Fund may purchase variable rate demand notes, which are obligations containing a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as bank’s prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula attempts to maintain the value of the variable rate demand note at approximately the par value of such note at the adjustment date.

In addition, the Tax Advantaged Bond Fund may invest in inverse floaters. An inverse floater is a floating rate debt instrument, the interest rate on which resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities. In addition, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed illiquid securities for purposes of the Fund’s limitations on investment in such securities.

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LETTERS OF CREDIT

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of the S&P 500 Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

FOREIGN SECURITIES

Each of Equity Fund, Small/Mid Cap Equity Fund, Equity and Bond Fund (through its investment in the Equity Fund), International Equity Fund, S&P 500 Index Fund and International Index Fund invest in foreign securities not publicly traded in the United States. Each of these may invest in foreign securities directly or in the form of American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. Bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

Each of Equity Fund, Small/Mid Cap Equity Fund, Equity and Bond Fund (through its investment in the Equity Fund), International Equity Fund, S&P 500 Index Fund and International Index Fund may invest in Depositary Receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts with respect to the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund is subject to currency risk, which is the risk that the Fund’s investment performance will fluctuate based upon the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of yen-denominated stock held in a Fund’s portfolio will rise, even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; the inability of a Fund to convert foreign currency into U.S. dollars, which would cause the Fund continued exposure to fluctuating exchange rates; less public information with respect to issuers of securities; less governmental supervision of stock

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exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds try to invest in companies of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

EMERGING MARKETS

Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of a Fund’s assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that such an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of Commission action, that Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees of the Trust or the Board of Trustees of the Master Fund.

Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. NAV of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

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Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

CURRENCY EXCHANGE TRANSACTIONS

The Funds may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market, through a forward currency exchange contract (“forward contract”) or through foreign currency futures contracts.

FORWARD CONTRACTS

A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign dealers or broker-dealers, are not traded on an exchange and are usually for less than one year, but may be longer or renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A currency transaction for a Fund is limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency or country. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund’s commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund’s custodian and marked to market daily, while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

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If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. If forward prices decline during the period between entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

FOREIGN CURRENCY EXCHANGE CONTRACTS

In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the International Equity Fund and the International Index Fund may enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the International Equity Fund or the International Index Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, the International Equity Fund or the International Index Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency exchange contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The International Equity Fund or the International Index Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

Liquid assets equal to the amount of the International Equity Fund or the International Index Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the International Equity Fund or the International Index Fund. A forward contract to sell a foreign currency is “covered” if the International Equity Fund or the International Index Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the International Equity Fund or the International Index Fund’s price to sell the currency or (ii) greater than the International Equity Fund or the International Index Fund’s price to sell the currency provided the International Equity Fund or the International Index Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if the International Equity Fund or the International Index Fund holds a forward contract (or call option) permitting the International Equity Fund or the International Index Fund to sell the same currency at a price that is (i) as high as or higher than the International Equity Fund or the International Index Fund’s price to buy the currency or (ii) lower than the International Equity Fund or the International Index Fund’s price to buy the currency provided the International Equity Fund or the International Index Fund segregates liquid assets in the amount of the difference.

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STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

The Equity Index Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For stock indexes that are permitted investments, the Equity Index Funds intend to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity. The Equity Index Funds may purchase call and put options on stock index futures contracts of the type which the particular Equity Index Fund is authorized to enter into. Each Equity Index Fund may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission. A call option on a futures contract gives the purchaser the right in return for the premium paid (but not the obligation), to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right (but not the obligation), in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or “premium”) paid for the options. Whether an Equity Index Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the particular objective to be achieved and the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Equity Index Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions.

The use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by an Equity Index Fund are intended to correlate with portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices, the components of which are not identical to the portfolio securities owned or intended to be acquired by the Equity Index Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that transactions in those instruments will not in fact offset the impact on the Equity Index Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Equity Index Fund.

Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (i.e., exposure to adverse price changes).

To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Equity Index Fund, the Equity Index Fund may compensate for this difference by using an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Equity Index Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Equity Index Fund’s securities is particularly relevant to futures contracts. An Equity Index Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract’s settlement price. In addition, because

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stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Equity Index Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Equity Index Fund.

Although the Equity Index Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when it seeks to “close out” (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange.

An Equity Index Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Equity Index Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

Futures Commissions Merchants (“FCMs”) or brokers in certain circumstances will have access to Equity Index Fund assets posted as margin in connection with transactions in stock index futures contracts and options, as permitted under the 1940 Act. An Equity Index Fund will use only FCMs or brokers in whom it has full confidence. BFA as investment sub-advisor to the S&P 500 Index Fund and Northern Trust Investments as investment sub-advisor to the Small Cap Index Fund and the International Fund will adopt certain procedures and limitations to reduce the risk of loss of any Equity Index Fund assets which such FCM’s or brokers hold or have access. Nevertheless, in the event of a FCM’s or broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Equity Index Fund could effect such recovery.

The success of any Equity Index Fund in using these techniques depends, among other things, on the ability of BFA and Northern Trust Investments to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, BFA and Northern Trust Investments will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Equity Index Fund is exposed.

Each of the Equity Index Funds has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the U.S. Commodity Exchange Act and, therefore, each Equity Index Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

In 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to Rule 4.5 of the U.S. Commodity Exchange Act (the “Commodity Exchange Act”) that significantly limit the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion from registration with the CFTC as a “commodity pool operator.” The S&P 500 Index Fund, the Small Cap Index Fund and the International Index Fund (together the “Equity Index Funds”) may be required to limit their use of positions in futures contracts and options on futures contracts in accordance with the requirements of amended Rule 4.5. If an Equity Index Fund ceases to be eligible for exclusion under Rule 4.5 of the Commodity Exchange Act, the Fund may be subject to dual regulation by the CFTC and SEC and may be required to register as a “commodity pool operator.” If an Equity Index Fund were to register as a “commodity pool operator,” it may experience difficulty in implementing its investment strategy or achieving its investment objective.

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INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

The Bond Fund, Tax Advantaged Bond Fund and the Equity and Bond Fund (through the Bond Fund) may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, three-month U.S. Treasury Bills, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the futures contract.

A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund’s existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund’s total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the notional market value of the underlying contract will be segregated to cover the positions, thereby ensuring that the use of the contract is unleveraged.

Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

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In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. See “Taxes” below.

A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contracts. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of a Fund.

There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Manager’s ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio.

There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when the Manager anticipates an extreme change in interest rates or market conditions.

See additional risk disclosure above under “Stock Index Futures and Options on Stock Index Futures Contracts.”

WARRANTS

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Equity Index Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

MUNICIPAL BONDS

The Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the Prospectus). The Tax Advantaged Bond Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund’s investments are in municipal bonds with maturities longer than five years.

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The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

The Tax Advantaged Bond Fund may purchase and/or hold advance refunded bonds, which are a unique type of municipal bond. From time-to-time, a municipal bond issuer may choose to advance refund some or all of its outstanding debt by issuing new bonds (“refunding bonds”). The proceeds of the refunding bonds are then used to effectively pay off the outstanding debt (“refunded bonds”) of the issuer. Legal or contractual constraints, however, may prevent the issuer from immediately and directly paying off the refunded bonds in full. As a result, the issuer may use the proceeds of the refunding bonds and/or other available funds to purchase securities that will mature in times and amounts sufficient to pay the principal, interest and any call premium on the refunded bonds, depositing these securities in an escrow account established with an independent escrow trustee. The refunded bonds are then typically fully secured by the monies and investments deposited in the escrow account and the issuer will not have any future monetary obligation with respect to the refunded bondholders provided that the escrow account is adequately funded. A municipal bond issuer’s ability to advance refund outstanding debt is subject to federal tax laws governing advance refunding.

The Tax Advantaged Bond Fund will invest the assets not invested in municipal bonds in interest-bearing demand notes, bank savings accounts, high grade money market securities, U.S. treasury securities, or in shares of taxable or tax-exempt money market mutual funds. Money market securities include short-term obligations of the U.S. Government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers’ acceptances and corporate commercial paper rated in the highest grade. From time to time, the Fund may invest more than 20% of its assets in money market securities. In the alternative, the Fund may hold such assets as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

MORTGAGE-BACKED SECURITIES

The Bond Fund and Equity and Bond Fund (through its investment in the Bond Fund) may purchase mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

Collateralized mortgage obligations (CMOs) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (IOs) and principal payments to another class (POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed

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securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London-Inter Bank Offering Rate (“LIBOR”). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET-BACKED SECURITIES

The Money Market Fund, Bond Fund and Equity and Bond Fund (through its investment in the Bond Fund) may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund’s 15% (5% with respect to the Money Market Fund) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery

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on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

MORTGAGE DOLLAR ROLLS

The Bond Fund and the Equity and Bond Fund (through its investment in the Bond Fund) may enter into mortgage dollar roll transactions in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses are deferred until the ultimate sale of the security (without repurchase).

MONEY MARKET FUND

The Money Market Fund invests only in instruments denominated in U.S. dollars that the Manager, under the supervision of the Trust’s Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations (NRSROs) (i.e., S&P and Moody’s), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument (requisite NRSROs); or

2. in the case of an unrated instrument, determined by the Manager, under the supervision of the Trust’s Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

Pursuant to Rule 2a-7 under the 1940 Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated “First Tier Securities.” Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated “Second Tier Securities.” See APPENDIX A for a description of the ratings used by NRSROs.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government Securities (discussed above)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

Further, the Money Market Fund will not invest more than 0.5% of its total assets in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 3% of its total assets in securities which were Second Tier Securities when acquired.

The foregoing policies are more restrictive than the fundamental investment restriction number 2b (set forth below) applicable to the Money Market Fund, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

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FOREIGN MONEY MARKET INSTRUMENTS

Each of the Funds that primarily invest in foreign securities may also invest up to 25% of its assets in foreign money market instruments. Foreign money market instruments include Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs), which are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

CASH AND CASH EQUIVALENTS

Each of the Funds may invest in cash and cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (e.g., certificates of deposit (interest-bearing time deposits) and bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (3) savings association and bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (4) U.S. Government Securities that mature, or may be redeemed, in one year or less, (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less, (6) money market mutual funds and (7) short-term investment funds maintained by the Fund’s custodian.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers that either the Manager or a sub-adviser to the Equity Fund and the International Equity Fund, believe present minimum credit risks. The Manager or a sub-adviser will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, their prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors. Any of the Manager or a sub-adviser may cause a Fund to participate in pooled repurchase agreement transactions with other funds advised by them.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. No Fund intends to invest more than 15% of its total assets in repurchase agreements.

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PRIVATELY ISSUED SECURITIES

A Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A securities that are determined by the Manager or a sub-adviser to be “illiquid” are subject to the Trust’s policy of not investing more than 15% (5% in the case of the Money Market Fund) of its net assets in illiquid securities. The Manager or a sub-adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

A Fund may purchase securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager or a sub-adviser deem it advisable for investment reasons.

When-issued securities include TBA (“to be announced”) securities. TBA securities are usually mortgage-backed securities that are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring or missing an opportunity to make an alternative investment.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement, may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase NAV fluctuation. No Fund has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

LOANS OF PORTFOLIO SECURITIES

Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund’s assets. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Commission, which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities

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during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund also will receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Board of Trustees deems it to be necessary in a particular instance.

For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. (See TAXES.) Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Code.

The primary risk involved in lending securities is that the borrower will fail financially and return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms the Manager or a sub-adviser (under the supervision of the Board of Trustees) deems creditworthy. Also, the Funds may lose money as a result of a decrease in value of the cash collateral reinvestment.

REAL ESTATE INVESTMENT TRUSTS

The International Equity Fund and the Equity Fund may invest in Real Estate Investment Trusts (“REITs”) and other investments relating to real estate. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally invest in the ownership or financing of real estate projects such as land or buildings, or real estate-related securities such as mortgage-backed securities, or the funding of real estate ventures. REITs typically pay dividends. Although securities issued by REITs may have some attributes of income securities or debt securities, the International Equity Fund and the Equity Fund generally treat each such securities as equity securities. To the extent that the International Equity Fund and the Equity Fund invest in REITs, each will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by the REIT in which it invests.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.

Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code. The International Equity Fund and the Equity Fund will indirectly bear a proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which each Fund invests.

The risks of investing in REITs include the potential for a market correction following the strong run-up in REIT share prices and the prices of underlying real estate, and a potential protracted period of weakness in the real estate industry. In addition, when interest rates rise, real estate-related investments may react negatively, particularly investments that are highly exposed to floating rate debt. In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended to borrowers. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing a single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code or to maintain an exemption from registration as an investment company under the 1940 Act. Finally, certain REITs may be self-liquidating, in that a specific term of existence is provided for in trust documents and such REITs run the risk of liquidating at an economically inopportune time.

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Although the International Equity Fund and the Equity Fund will not invest directly in real estate, a Fund may invest in other real estate equity securities in addition to REITs. As a result, an investment in the International Equity Fund and the Equity Fund may be subject to certain risks associated with the direct or indirect ownership of real estate and with the real estate industry in general. These risks include, among others:

•	declining residential and commercial real estate values;

•	adverse general or local economic conditions;

•	exposure to subprime mortgage defaults or defaults in other overextended mortgage products;

•	lack of availability of or tightening of requirements for obtaining mortgage funds;

•	failures of mortgage lenders and mortgage insurers;

•	shrinkage of pool of investors willing to invest in real estate and related instruments;

•	overbuilding;

•	extended vacancies of properties;

•	increases in competition, property taxes and operating expenses;

•	changes in zoning or applicable tax law;

•	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•	casualty or condemnation losses;

•	uninsured damages from floods, earthquakes or other natural disasters;

•	borrower defaults on adjustable rate mortgages and other mortgages;

•	changes in prepayment rates;

•	foreclosures;

•	limitations on and variations in rents; and

•	unfavorable changes in interest rates.

PUBLICLY TRADED PARTNERSHIPS/MASTER LIMITED PARTNERSHIPS

The International Equity Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”) and National Association of Securities Dealers Automated Quotation System (“NASDAQ”). PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

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Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The International Equity Fund may invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

INITIAL PUBLIC OFFERINGS

The International Equity Fund may invest in initial public offerings (“IPOs”) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. The purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The International Equity Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. The impact of IPOs on the International Equity Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the International Equity Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

SHORT SALES

The Equity Index Funds may enter into short sale transactions to dispose of non-index securities received as a result of corporate actions such as mergers or spinoffs. In connection with short sales, the Funds will adhere to their investment restrictions on borrowing.

DEFENSIVE INVESTMENTS

Under ordinary circumstances, each Fund is substantially fully invested. However, except for the Money Market Fund and the Equity Index Funds, each Fund may also hold cash, cash equivalents, or money market instruments if the Manager or a sub-adviser determine that a temporary defensive position is advisable. During those periods, a Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. Taking a temporary defensive position is inconsistent with the Funds’ objectives.

INVESTMENT TECHNIQUES AND RISKS—LIFEPATH FUNDS

INVESTMENT TECHNIQUES OF THE LIFEPATH FUNDS

Description of the Underlying Funds. The Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio are actively managed, diversified portfolios of the Master Fund. The Active Stock Master Portfolio seeks to provide long-term capital appreciation. As discussed in the Funds’ Prospectuses, BlackRock Fund Advisors (“BFA”), investment advisor to the Master Fund, invests at least 80% of the Active Stock Master Portfolio’s assets in common stocks.

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The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. As discussed in the Funds’ Prospectus, BAL invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return.

Five of the Underlying Funds—Active Stock Master Portfolio, Bond Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Russell 1000 Index Master Portfolio—are diversified portfolios of the Master Fund. Each Master Portfolio may also invest in ACWI ex-U.S. Index Master Portfolio, a non-diversified portfolio of the Master Fund.

Five of the Underlying Funds—BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc., CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Small Cap Index Series—are managed by BlackRock Advisors, LLC, an Affiliate of BFA.

The remaining Underlying Funds, (other than BlackRock Cash Funds: Institutional (the “Underlying Money Market Fund”) and an exchange-traded fund (“ETF”) that is not advised by BlackRock), are ETFs that are part of the iShares family of funds (“Underlying iShares Funds”) offered by BFA. Each Underlying iShares Fund seeks to achieve its objective by investing in securities of the relevant underlying index, and are thus commonly known as “index funds.” As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value (“NAV”) per share only in aggregations of a specified number of iShares (each a “Creation Unit”), generally in exchange for a basket of equity or fixed-income securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on a national securities exchange (a “Listing Exchange”), and also may be listed on certain non-U.S. exchanges.

Each Fund (including the LifePath Funds through their investment in the Master Portfolios, and the Equity and Bond Fund through its investment in the Equity Fund and the Bond Fund) is “diversified” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). State Farm Investment Management Corp. (“SFIMC” or the “Manager”) is the investment adviser to each of the Funds, and BFA serves as the investment adviser to the Master Fund and BFA or its affiliates also serves as the investment adviser to each of the Underlying Funds.

INVESTMENT AND RISKS OF THE LIFEPATH FUNDS

Investments in Underlying Funds. Each LifePath Fund invests its assets in a corresponding Master Portfolio, which invests its assets in the Underlying Funds, and may invest in government securities and short-term paper. Each Underlying Fund invests directly in portfolio securities except that the BlackRock Cash Funds: Institutional invests all its assets in a corresponding Master Portfolio. A description of the investment risks and techniques of the Master Portfolios and the Underlying Funds follows.

Borrowing. The Master Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss higher than the amount invested) have characteristics similar to borrowings. The Master Portfolios maintain liquid assets in connection with those types of transactions.

Loans of Portfolio Securities. Each Master Portfolio may lend portfolio securities to certain borrowers determined to be creditworthy by BFA, including to borrowers affiliated with BFA. The borrowers provide collateral

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that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Master Portfolio if, as a result, the aggregate value of all securities loans of the particular Master Portfolio exceeds one-third of the value of such Master Portfolio’s total assets (including the value of the collateral received). A Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. Each Master Portfolio receives the value of any interest or cash or noncash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Master Portfolios are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Master Portfolio for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of BFA or in registered money market funds advised by BFA or its affiliates; such investments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Master Portfolio would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Master Portfolio. A Master Portfolio could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Master Portfolio for securities loaned out by the Master Portfolio will not be considered qualified dividend income. BlackRock Institutional Trust Company, N.A., the securities lending agent, will take the tax effects on shareholders of this difference into account in connection with the Master Portfolio’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.

Short-Term Instruments. The Master Portfolios may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BFA.

U.S. Government Obligations. The Master Portfolios may invest in various types of U.S. Government obligations. A U.S. Government obligation is a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e. FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC), or Federal Home Loan Bank (i.e., FHLB) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government

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obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

Set forth below is more detailed information regarding types of instruments in which the Underlying Funds may invest, strategies BFA may employ in pursuit of an Underlying Fund’s investment objective, and related risks.

iShares Funds. The Underlying Funds in which the Master Portfolios were invested as of March 31, 2015 are listed in the Prospectus. Certain of these Underlying Funds were iShares Funds. Each iShare is a type of investment company referred to as an exchange-traded fund (“ETF”). Each iShares Fund is designed to track a particular index and is advised by BFA. Shares of the Underlying iShares Funds are listed for trading on the national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying iShares Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying iShares Funds from listing if (1) following the initial 12-month period beginning upon the commencement of trading of an Underlying iShares Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Underlying iShares Fund’s underlying index is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the national securities exchange, makes further dealings on the national securities exchange inadvisable. A national securities exchange will remove the shares of an Underlying iShares Fund from listing and trading upon termination of the Underlying iShares Fund. As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange traded that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Master Portfolio could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF’s shares may trade at a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Bonds. A bond is an interest-bearing security issued by a company or a governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. See “Floating- and Variable-Rate Obligations” below. An Underlying Fund may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Collateralized Debt Obligations. Some Underlying Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and

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subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

CDO cash flows are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the subordinate “equity” tranche which bears the bulk of defaults from the bonds, loans or other underlying collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying collateral, and can be rated investment-grade. Despite the protection provided by the equity tranche, senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults in the event of collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDOs as a class. Additionally, tranches that are senior to the equity tranche are often subordinate to other, more senior tranches, which may have a variety of preferences, including the authority to compel early redemption of subordinate tranches.

In addition to the risks generally associated with fixed-income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the affect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments; (iv) the quality of the collateral may decline in value or default; (v) an Underlying Fund may invest in CDOs that are subordinate to other classes; (vi) the market for a CDO, or the fixed-income markets more generally, may become illiquid; and (vii) the complex structure of the CDO may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results.

These risks have recently led to actual defaults and market losses on certain CDOs.

Equity Securities. Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Asset-Backed and Commercial Mortgage-Backed Securities. Certain of the Underlying Funds may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). As the purchaser of such securities the Fund generally would have no recourse to the entity that originated the loans or mortgages in the event of a default by the borrower. If any received payments are not made with respect to the underlying loans or mortgages, the Fund may experience losses or delays in receiving payments. The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. BlackRock Cash Funds: Institutional may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. Also see “Mortgage Pass-Through Securities” and “Mortgage Securities.”

Borrowing. Each Underlying Fund may borrow in the same manner as the Master Portfolios, as described above.

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Convertible Securities. Certain of the Underlying Funds may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Corporate Bonds. Certain of the Underlying Funds may invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Credit-Linked Securities. Certain of the Underlying Funds may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one or more credit default swaps on corporate credits and, in some instances, by government securities or similar low risk assets. As an investor in credit-linked securities, an Underlying Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and, subject to certain conditions, a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. An Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. An Underlying Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to the credit risk of the corporate issuers underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate issuers and the credit default swap is physically-settled, an Underlying Fund may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Underlying Fund’s principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, an Underlying Fund’s principal investment would be reduced typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Underlying Fund would not receive physical delivery of the loan or security that was the subject of the relevant credit event.

The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of the credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to an Underlying Fund are based on amounts received in respect of, or the value of performance of, any reference obligation

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specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to an Underlying Fund as investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Currency Transactions. Those Underlying Funds that may engage in currency transactions do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds’ assets that are denominated in a foreign currency. The Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Underlying Fund’s return with the performance of its underlying index and may lower the Underlying Fund’s return. An Underlying Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, an Underlying Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Diversification and Concentration. Certain of the Underlying Funds are “diversified funds.” A diversified fund is one that, with respect to 75% of its total assets (excluding cash and cash items, government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of a diversified Fund’s assets may be invested in any manner.

Other Underlying Funds are classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that an Underlying Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Fund’s underlying index and, consequently, the Underlying Fund’s investment portfolio. This may adversely affect the Underlying Fund’s performance or subject the Underlying Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

In addition, an Underlying Fund may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate the Underlying Fund’s underlying index and consequently the Underlying Fund’s investment portfolio. This may adversely affect the Underlying Fund’s performance or subject the Underlying Fund’s shares to greater price volatility than that experienced by less concentrated investment companies.

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Each Underlying Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, and to relieve the Underlying Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of an Underlying Fund and make it less likely that the Underlying Fund will meet its investment objective.

Floating- and Variable-Rate Obligations. Certain of the Underlying Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Underlying Funds may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk. The interest rate on an inverse floating-rate security resets in the opposite direction from the market rate of interest to which the security is benchmarked. An inverse floating rate security may exhibit greater price volatility than a fixed-rate security of similar credit quality.

Certain of the Underlying Funds may purchase floating- and variable-rate obligations. Those Underlying Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as determined in accordance with Rule 2a-7 of the 1940 Act. Variable rate demand notes include master demand notes that are obligations that permit an Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying Fund may invest in obligations that are not so rated only if BFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Underlying Fund may invest. BFA, on behalf of an Underlying Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Underlying Fund’s portfolio.

Non-U.S. Securities and Emerging Markets Securities. Certain of the Underlying Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets, more substantial government interference with the economy and transaction costs of foreign currency conversions. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange

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rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Certain foreign markets also experience acts of terrorism, territorial disputes or other defense concerns. These situations may have a significant impact on the economies of, and investments in, these geographic areas.

Obligations of Foreign Governments, Supranational Entities and Banks. Certain of the Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Underlying Fund may invest. Certain foreign governments, specifically foreign governments in emerging markets, historically have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Certain of the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Certain of the Underlying Funds may invest a portion of their total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Certain of the Underlying Funds may purchase publicly traded common stocks of foreign corporations. To the extent an Underlying Fund invests in securities of foreign issuers, the Underlying Fund’s investment in such securities may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. An Underlying Fund may invest in Depositary Receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Emerging Markets. Some foreign markets in which the Underlying Funds invest are considered to be emerging markets. Investment in these emerging markets subjects an Underlying Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in developed markets.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. Certain of the Underlying Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a

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when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although an Underlying Fund will generally purchase securities with the intention of acquiring them, the Underlying Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BFA.

Funding Agreements. Certain of the Underlying Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. An Underlying Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by an NRSRO.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying Fund’s Board of Trustees.

Futures Contracts, Options Transactions, and Swap Transactions. Futures Contracts and Options Transactions. The Underlying Funds may enter into futures contracts and may purchase and write (i.e., sell) options. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. The seller of a futures contract may never actually deliver the commodity or financial instrument. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by an Underlying Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although each Underlying Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.

An option transaction generally involves a right, which may or may not be exercised, to buy or sell a security, commodity or financial instrument at a particular price on a specified future date. Options may be exchange-traded or traded over-the-counter (“OTC options”). Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. There is no assurance that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price.

Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon the exercise of an option on a futures contract, which is exchange-traded, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or

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is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the NAV of an Underlying Fund. The potential for loss related to writing options is unlimited.

Exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require an Underlying Fund to continue to hold a position until delivery or expiration regardless of change in its value. As a result, an Underlying Fund’s access to other assets held to cover its options or futures positions could also be impaired. In addition, if it is not possible to, or if an Underlying Fund determines not to close a position in anticipation of adverse price movements, the Underlying Fund will be required to make daily cash payments on variation margin. The Underlying Funds maintain liquid assets in connection with futures contracts.

By purchasing a put option, an Underlying Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, an Underlying Fund pays the current market price for the option (the “option premium”). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. As a purchaser, an Underlying Fund may terminate its position in a put option by allowing it to expire or by exercising the option. If an Underlying Fund allows the option to expire, the Underlying Fund will lose the entire premium. If an Underlying Fund exercises the option, the Underlying Fund completes the sale of the underlying instrument at the strike price. An Underlying Fund may also terminate a put option by closing it out in the secondary market at its current price, if a liquid secondary market exists.

As the buyer of a typical put option, an Underlying Fund can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, an Underlying Fund, as the put buyer, can expect to suffer a loss (limited to the amount of the premium, plus related transactions costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

As the writer of a put or call option, an Underlying Fund takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, an Underlying Fund (as the writer) assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. An Underlying Fund (as the writer) may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, an Underlying Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, an Underlying Fund will be required to make margin payments to a futures commission merchant.

If securities prices rise, an Underlying Fund, as a put writer, would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remained the same over time, it is likely that an Underlying Fund would also profit, because it should be able to close out the option at a lower price. If security prices fall, an Underlying Fund would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instruments directly, however, because the premium received for writing the option should mitigate the effects of the decline.

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Writing a call option obligates an Underlying Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, an Underlying Fund, as a call writer, mitigates the effects of a price decline. At the same time, because an Underlying Fund must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Underlying Fund would give up some ability to participate in security price increases.

Each Underlying Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (the “Commodity Exchange Act”) (except that in the case of the BlackRock Cash Funds: Institutional, the filing was made by the BlackRock Cash Funds: Institutional’s related Master Portfolio) and, therefore, the Underlying Funds are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. Additionally, each Master Portfolio in which the LifePath Funds invest has also filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the Commodity Exchange Act and is not subject to registration or regulation as commodity pool operator under the Commodity Exchange Act.

The Commodity Futures Trading Commission (“CFTC”) adopted amendments to Rule 4.5 of the Commodity Exchange Act that significantly limit the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion from registration with the CFTC as a “commodity pool operator”. The Underlying Funds may be required to limit their use of positions in accordance with the requirements of amended Rule 4.5. If an Underlying Fund ceases to be eligible for exclusion under Rule 4.5 of the Commodity Exchange Act, the Fund may be subject to dual regulation by the CFTC and SEC and may be required to register as a “commodity pool operator”. If an Underlying Fund were to register as a “commodity pool operator”, it may experience difficulty in implementing its investment strategy or achieving its investment objective.

Each Underlying Fund may take advantage of opportunities in the area of options and futures contracts and other derivative investments which are not presently contemplated for use by the Underlying Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Underlying Fund’s investment objective and legally permissible for the Underlying Fund.

An Underlying Fund may invest in index futures and options on index futures as a substitute for a comparable market position in the underlying securities. Each Underlying Fund intends to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity.

An Underlying Fund may also invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. An Underlying Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in an Underlying Fund’s portfolio securities which are the subject of the transaction.

Swap Transactions. An Underlying Fund may enter into swaps, including, but not limited to, interest-rate, index and credit default swaps, as well as structured credit instruments, including but not limited to ABX (an index of asset-backed securities), CMBX (an index of commercial mortgage-backed securities), and CDX (an index of credit default securities) indexes, each of which is comprised of default swaps. Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If an Underlying Fund enters into a swap transaction, cash or securities may be posted by or to the Underlying Fund as collateral in accordance with the terms of the swap agreement. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. Upon early termination of a swap agreement due to an event of default or termination event with respect to an Underlying Fund or other party, the risk of loss to the Underlying Fund would generally be limited to the net amount of payments that the Underlying Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with

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respect to early close-out of the swap transaction(s), it is determined that the Underlying Fund would be obligated to make a net payment with respect to the swap transaction(s). In the event the other party to the swap transaction(s) were to owe a net amount to an Underlying Fund upon an early termination of the swap agreement as described above, the Underlying Fund could be exposed to the risk of loss in the event that any collateral held by the Underlying Fund would be insufficient. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with conventional securities transactions. Certain types of swaps are described in greater detail below. The Underlying Funds maintain liquid assets in connection with transactions in swaps, including each type of swap described in greater detail below.

Interest-rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments or fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by an Underlying Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

A credit default swap is a contract between two parties that transfers the credit risk of an entity (the “reference entity”) for a defined period whereby if there is a Credit Event then the seller of protection pays a predetermined amount to the buyer of protection. A “Credit Event” is commonly defined as the reference entity’s (a) failing to pay principal or interest on time, (b) restructuring its debt, (c) accelerating its debt, or (d) entering bankruptcy. The buyer of credit protection pays a premium to the seller of credit protection until the earlier of a Credit Event or the scheduled termination date of the credit default swap. Credit default swaps can be used to implement BFA’s view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, an Underlying Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of an Underlying Fund to make payments upon the occurrence of a Credit Event creates leveraged exposure to the credit risk of the reference entity. An Underlying Fund may also buy credit default protection with respect to a reference entity if, in the judgment of BFA, there is a high likelihood of credit deterioration. In such instance, an Underlying Fund will pay a premium regardless of whether there is a Credit Event. The credit default swap market in high-yield securities is comparatively new and rapidly evolving compared to the credit default swap market for more seasoned and liquid investment-grade securities, creating the risk that the newer markets will be less liquid and that it may be difficult to exit or enter into a particular transaction. In the event of counterparty default, an Underlying Fund would have rights solely against the counterparty and would have no recourse against the reference entity as a result of the counterparty default.

In a cash-settled credit default swap where an Underlying Fund is buying protection, the Underlying Fund makes a stream of fixed payments to the counterparty in exchange for the right to receive compensation for the loss in market value of the designated obligation that is being hedged in the event the reference entity experiences a Credit Event. In a cash-settled credit default swap where an Underlying Fund is selling protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the transaction. Alternatively, if the transaction were to be physically settled, the counterparty, as seller of protection, would agree that if a specified Credit Event occurs, it would take delivery of an obligation specified by an Underlying Fund and pay to the Underlying Fund an amount equal to the notional amount of the transaction. In exchange for this risk protection, an Underlying Fund would pay the counterparty a fixed premium over the specified life of the credit default swap. In instances where an Underlying Fund sells protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the credit default swap. An Underlying Fund would be required to compensate the counterparty for the loss in market value of the designated obligation if the reference entity suffered a Credit Event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified

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Credit Event with respect to the reference entity, an Underlying Fund would be required to take physical delivery of an obligation specified at the time of the occurrence of the relevant Credit Event and would pay to the counterparty an amount equal to the notional amount of the transaction.

In an attempt to increase the liquidity of credit default swaps, numerous credit default swaps may also be aggregated into structured credit instruments based on indexes such as the ABX (an index of asset-backed securities), CMBX (an index of commercial mortgage-backed securities), and CDX (an index of credit default securities) indexes. In addition to the risks generally associated with credit default swaps, these structured credit instruments carry additional risks including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the affect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments; (iv) the quality of the collateral may decline in value or default; (v) structured credit instruments may be organized into tranches, with subordinate tranches facing increased exposure to adverse events; (vi) the market for structured credit instruments may become illiquid; and (vii) structured credit instruments are a relatively new product and may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results.

An Underlying Fund may also write (sell) and purchase put and call options on swaps. An option on a swap (commonly referred to as a “swaption”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap transaction at some designated future time on specified terms as described in the swaption. Depending on the terms of the particular swaption, an Underlying Fund may incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When an Underlying Fund purchases a swaption, it risks losing only the amount of the premium it has paid if it decides to let the swaption expire unexercised. When an Underlying Fund writes a swaption, upon exercise of the swaption, the Underlying Fund becomes obligated according to the terms of the underlying agreement.

Stock Index Futures and Options on Stock Index Future. Certain of the Underlying Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date—the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. An Underlying Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that expiration cycles vary either monthly or quarterly and the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised. The Underlying Funds maintain liquid assets in connection with these types of futures contracts.

High Yield Securities. Certain of the Underlying Funds may invest in high-yield securities. These securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. In addition, certain of the Underlying Funds may invest in bonds of issuers that do not have publicly traded

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equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of an Underlying Fund’s portfolio.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by an Underlying Fund.

Hybrid ARM Securities. Hybrid ARM securities are interests in pools of hybrid adjustable-rate mortgages (hybrid ARMs). A hybrid ARM is a mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. After the initial fixed interest rate period, the interest rate on a hybrid ARM can be reset by a maximum specified amount to an adjustable rate based on a margin over an identified index. As with other adjustable rate mortgages, the adjustable interest rates on hybrid ARMs are subject to periodic and lifetime caps on the increased rates that mortgagors are required to pay.

Hybrid ARM securities are subject to a combination of the risks associated with fixed-rate and adjustable-rate mortgage backed-securities. If a greater percentage of the mortgage pool backing a hybrid ARM security consists of hybrid ARMS in their initial fixed-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with fixed-rate bonds and mortgage-backed securities. These risks would include possible reductions in market value (i) during periods of rising interest rates and (ii) due to the unanticipated shortening or extension of the security’s average life resulting from unforeseen mortgage prepayment patterns. If a greater percentage of the underlying mortgage pool consists of hybrid ARMS in their adjustable-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with capped adjustable-rate securities. These risks include (i) the possibility of reduced yields during periods of falling interest rates, (ii) possible reductions in market value if market interest rates rise above the interest rate caps on the underlying hybrid ARMs, and (iii) possible increases in mortgage default rates to the extent that mortgagors are unable to afford higher adjustable mortgage rates.

Because hybrid ARM securities are more complex than conventional fixed-rate and adjustable-rate mortgage-backed securities, it may be more difficult for investors to analyze and predict how the values of hybrid ARM securities will change in response to market interest rate and credit conditions. As a result of this uncertainty, a hybrid ARM security could suffer from a disproportionate reduction in value or loss of market liquidity during periods of volatile interest rates or credit market disruptions.

Illiquid Securities. Certain of the Underlying Funds may invest up to 15% (except that BlackRock Cash Funds: Institutional may invest only up to 5%) of the value of their respective net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with their respective investment objectives. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which an Underlying Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Inflation-Protected Obligations. Certain of the Underlying Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. Government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are

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income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Investment Companies, REITs. The Underlying Funds may invest in the securities of other investment companies (including money market funds) and certain of the Underlying Funds may invest in real estate investment trusts (“REITs”) to the extent allowed by law. Under the 1940 Act, an Underlying Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Underlying Fund’s total assets with respect to any one investment company and (iii) 10% of the Underlying Fund’s total assets of investment companies in the aggregate. To the extent allowed by law or regulation, each Underlying Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which an Underlying Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying Fund.

An Underlying Fund may purchase shares of ETFs. An Underlying Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts—to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BFA.

The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds, which are ETFs advised by BFA that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund’s assets invested in shares of other iShares Funds.

The iShares S&P National AMT-Free Municipal Bond Fund may invest in shares of other iShares Funds that provide substantially similar exposure to the securities in its Underlying Index. BFA will not charge advisory fees on that portion of the iShares S&P National AMT-Free Bond Fund’s assets invested in shares of other iShares Funds.

An investment in an iShares Fund that invests in foreign countries involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual iShares Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. See “Foreign Securities; and Emerging Markets” above.

Loans of Portfolio Securities. Each Underlying Fund may lend portfolio securities in the same manner as the Master Portfolios, as described above.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which certain of the Underlying Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance

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company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of an Underlying Fund may be used for letter of credit-backed investments.

Loan Participations and Assignments. An Underlying Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent an Underlying Fund derives its rights from the intermediary bank that sold the loan participation. Interests in loan participations in which an Underlying Fund may invest may not be rated by any nationally recognized rating service. An Underlying Fund will invest in loan participations that are not rated only if BFA determines that at the time of the investment the interests in loan participations are of comparable quality to the other instruments in which the Underlying Fund may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying Fund could be subject to delays, expenses, and risks, which are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the borrower.

An Underlying Fund may also assume the credit risk associated with an interposed bank or other financial intermediary. In the case of a loan that is administered by an agent bank acting as agent for all holders, the agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank’s general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund’s NAV and yield could be adversely affected. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

An Underlying Fund may invest in loan participations of below investment-grade quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some

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companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may be subject to restrictions on resale. In addition, the secondary market, if any, for loans and other types of direct indebtedness may be limited; thus, loans and other types of direct indebtedness purchased by an Underlying Fund may be treated as illiquid.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to an Underlying Fund. For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an Underlying Fund relies on BFA’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Fund.

Mortgage Securities. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or “CMOs”), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-governmental mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in

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response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Also see “Asset-Backed and Commercial Mortgage-Backed Securities,” “Hybrid ARM Securities” and “Mortgage Pass-Through Securities.”

Mortgage Pass-Through Securities. Certain of the Underlying Funds may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association (“GNMA”), or by one of several U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association (“FNMA”), or Federal Home Loan Mortgage Corporation (“FHLMC”), or the Federal Home Loan Banks (“FHLBs”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Barclays U.S. Aggregate Index (the “Barclays Aggregate Index”), represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the iShares Core Total U.S. Bond Market ETF is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Barclays Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Should the government adopt new laws providing mortgage borrowers with additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise allow borrowers to modify or restructure existing mortgages, this may negatively impact mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, an Underlying Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. An Underlying Fund may use TBA transactions in several ways. For example, an Underlying Fund

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may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” an Underlying Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, an Underlying Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, an Underlying Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties. The use of “TBA rolls” may cause an Underlying Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders. The Underlying Funds maintain liquid assets in connection with the TBA transactions.

The iShares Core Total U.S. Bond Market ETF and the iShares MBS Bond Fund intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BFA.

Municipal Securities. Certain of the Underlying Funds may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal or state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

In addition, certain of the Underlying Funds may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

The BlackRock Cash Funds: Institutional may invest in ‘high-quality’ long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Participation Interests. An Underlying Fund may invest in participation interests in any type of security in which the Underlying Fund may invest. A participation interest gives an Underlying Fund an undivided interest in the underlying securities in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the underlying securities.

Ratings. An investment-grade rating means the security or issuer is rated investment-grade by Moody’s® Investors Service (“Moody’s”), Standard & Poor’s® Rating Services, a division of McGraw-Hill Financial (“S&P”), Fitch Inc. (“Fitch”), Dominion Bond Rating Service Limited, or another credit rating agency designated as a NRSRO by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

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Subsequent to purchase by the applicable Underlying Funds, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

Repurchase Agreements. An Underlying Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Underlying Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Underlying Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Underlying Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that an Underlying Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for an Underlying Fund that utilizes them. Such risks are not unique to the Underlying Funds but are inherent in repurchase agreements. The Underlying Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Underlying Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Underlying Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

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Reverse Repurchase Agreements. Certain of the Underlying Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if an Underlying Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and an Underlying Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to an Underlying Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an Underlying Fund’s assets. The custodian bank will maintain a separate account for the Underlying Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. The custodian for the Underlying Fund maintains liquid assets having a value equal to or greater than reverse repurchase agreements commitments.

Short-Term Instruments. Each Underlying Fund may invest in short-term instruments in the same manner as the Master Portfolios, as described above.

Unrated Investments. The BlackRock Cash Funds: Institutional may purchase instruments that are not rated if, in the opinion of BFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund’s procedures adopted by the Trust’s Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the BlackRock Cash Funds: Institutional, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BFA finds that the sale of such security would not be in the BlackRock Cash Funds: Institutional’s shareholder’s best interest.

To the extent the ratings given by a NRSRO may change as a result of changes in such organization or its rating systems, the BlackRock Cash Funds: Institutional will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its registration statement.

U.S. Government Obligations. Certain of the Underlying Funds may invest a portion of their assets in U.S. Government obligations and may make such investments in the same manner as the Master Portfolios, as described above.

Warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

INVESTMENT POLICIES AND RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1.	DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

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2a.	INDUSTRY CONCENTRATION—EQUITY FUND, SMALL/MID CAP EQUITY FUND, INTERNATIONAL EQUITY FUND, EQUITY AND BOND FUND, BOND FUND AND THE LIFEPATH FUNDS. The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Equity and Bond Fund, Bond Fund and the LifePath Funds will not invest 25% or more of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b.	INDUSTRY CONCENTRATION—MONEY MARKET FUND. The Money Market Fund will not invest 25% or more of its assets (taken at market value at the time of each investment), other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c.	INDUSTRY CONCENTRATION—EQUITY INDEX FUNDS. The Equity Index Funds will concentrate their investments in an industry or industries if, and approximately to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

2d.	INDUSTRY CONCENTRATION—TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

3.	INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4.	UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.

BORROWING. No Fund will borrow money, except that, for temporary purposes,: (a) a Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. An Equity Index Fund may not borrow money for any purpose.

6.	LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7.	COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

8.	SENIOR SECURITIES. No Fund will issue senior securities except to the extent the activities permitted in Fundamental Restrictions Nos. 5 and 7 may be deemed to give rise to a senior security.

9a.	INVESTMENTS—TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund will (i) invest at least 80% of its assets in tax-exempt securities; or (ii) invest its assets so that at least 80% of the income will be tax-exempt.

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9b.	EQUITY INDEX FUNDS AND LIFEPATH FUNDS. Each of the Equity Index Funds and the LifePath Funds may, notwithstanding any other fundamental policy or restrictions, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions of such Equity Index Fund or LifePath Fund.

9c.	INVESTMENTS—EQUITY AND BOND FUND. The Equity and Bond Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper.

For the purposes of the restrictions relating to industry concentration, the restrictions noted above in Fundamental Restriction No. 2 do not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

NON-FUNDAMENTAL RESTRICTIONS

The Trust also has adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1.	FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2.	MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3.	PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a.	ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

(i)	repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

(ii)	securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b.	ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS—MONEY MARKET FUND. In addition to the non-fundamental restriction in 4a above, the Money Market Fund will not invest in illiquid securities if immediately after the acquisition the Money Market Fund would have invested more than 5% of its total assets in illiquid securities.

5.	INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies in accordance with the restrictions imposed by the Investment Company Act of 1940 and the rules thereunder.

6.	INVESTMENT COMPANY NAMES. Each of the Equity Fund, the Small/Mid Cap Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund’s name, and each will notify its shareholders at least 60 days prior to any change in such policy.

7.

FUND OF FUND INVESTMENTS. Any Fund of the Trust whose shares are acquired by another Fund of the Trust in accordance with to Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered

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open-end investment company or a registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to non-fundamental restriction #5 above, the 1940 Act and the rules thereunder provide that one investment company (the “acquiring fund”) may invest in shares of another investment company (the “acquired fund”) to the extent that:

•	The acquiring fund does not acquire more than 3% of the acquired fund’s outstanding voting securities,

•	The acquiring fund does not acquire securities issued by the acquired fund having an aggregate value greater than 5% of the value of the total assets of the acquiring fund, and

•

The acquiring fund cannot acquire securities issued by the acquired fund if that acquisition would result in the acquiring fund owning securities of the acquired fund and all other investment companies having an aggregate value greater than 10% of the value of the total assets of the acquiring fund.

The normally applicable 3%, 5% and 10% limitations do not apply to a fund, such as the Equity and Bond Fund, which is structured as a fund-of-funds. A fund-of-funds invests exclusively in U.S. Government securities, short-term paper and securities issued by other investment companies that are part of the same group of investment companies. Furthermore, Rule 12d1-1 under the 1940 Act allows an investment company in certain circumstances to invest in another investment company that is a money market fund without regard to the normally applicable 3%, 5% and 10% limitations. To rely on Rule 12d1-1, the acquiring fund may pay no sales charge or service fee in connection with the purchase, sale or redemption of securities issued by the money market fund, unless the acquiring fund’s investment adviser waives an equivalent amount of its fees.

OPERATING POLICIES OF THE LIFEPATH MASTER PORTFOLIOS

The Master Portfolios in which the LifePath Funds invest are subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding voting securities. To obtain approval, a majority of the Master Portfolio’s outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

The Master Portfolios may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit a Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

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(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to investment limitation #3 above, the 1940 Act currently allows the S&P 500 Stock Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a LifePath Portfolio’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions. The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of Master Fund, at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies.

(1) The Master Portfolios may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

(4) Each Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indexes.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

To ensure that disclosure about Fund portfolio holdings is in the best interests of Fund shareholders, the Board of Trustees has adopted policies and procedures with respect to the disclosure of portfolio holdings. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders and that any disclosure of portfolio holdings information is in the best interests of shareholders. The Board is updated as needed regarding the Trust’s compliance with these policies and procedures, including information relating to any potential conflicts between the interests of the Trust’s shareholders and the interests of

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the Manager, State Farm VP Management Corp. and their affiliates. Except as provided in that policy, no listing of the portfolio holdings or discussion of one or more portfolio holdings of any series of the Trust shall be provided to any person, including any shareholder of the Trust.

A complete list of the portfolio holdings of each Fund as of the close of each calendar quarter will be made publicly available on the 60th day of the following calendar quarter, or the next business day if the 60th day is not a business day. In addition, the policy allows the release of nonpublic portfolio holdings information to selected parties if (i) based on a determination by the president, the treasurer, the chief compliance officer, a senior vice president or a vice president of the Trust, disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust, and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information.

The Trust makes information about each Fund’s portfolio securities available to certain parties in certain situations described below sooner than when such information is publicly available in filings with the SEC. The disclosure of portfolio holdings is made to K&L Gates LLP, PricewaterhouseCoopers LLP and RR Donnelley & Sons Company (“RR Donnelley”) on a quarterly basis.

Identity of Person to whom information is disclosed	Purpose of Disclosure	Compensation or other consideration received by the Trust, the Manager or other party
K&L Gates LLP, legal counsel to the Trust and its independent trustees	To enable K&L Gates LLP to provide legal advice to the Trust	None

PricewaterhouseCoopers LLP, the Trust’s Independent Registered Public Accounting Firm	To enable PricewaterhouseCoopers LLP to provide auditing and other services to the Trust	None

RR Donnelley, the Trust’s financial printer	Prepare Forms N-Q and N-CSR for filing with SEC and prepare the Trust’s annual and semi-annual reports for distribution to shareholders	None

The Trust has a written confidentiality agreement with RR Donnelley and PricewaterhouseCoopers LLP, but the Trust does not have written confidentiality agreements with K&L Gates LLP. While the Trust does not have separate confidentiality agreements with this service provider, and, accordingly, it is possible that the Trust’s portfolio information could be selectively disclosed, the Board of Trustees believes that such disclosure is unlikely given industry non-disclosure standards and the Trust’s past experience with K&L Gates LLP. In addition, public knowledge of a service provider’s failure to maintain the confidentiality of portfolio holdings information likely could cause severe reputational damage to these firms, thereby making release of such information very unlikely. The Trust also expects that K&L Gates LLP will not trade in securities based on the information or use the information except as necessary in providing services to the Trust.

No person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with the Manager or State Farm VP Management Corp.) in connection with the release of information relating to a Fund’s portfolio holdings.

Exceptions to the policy are reported to the Board of Trustees by the chief compliance officer or general counsel no later than at the next regularly scheduled meeting of the Board of Trustees.

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PROXY VOTING POLICIES

The Trust has adopted the Manager’s proxy voting policies and procedures as the proxy voting policies and procedures for the Trust in accordance with applicable rules under the 1940 Act.

The Manager adopted and implemented its proxy voting policies and procedures to reasonably ensure that proxies are voted in the best interests of its clients, including the Funds, in accordance with Manager’s fiduciary duties and in accordance with applicable rules under the Investment Advisers Act of 1940. The Manager’s proxy voting policies and procedures set forth its general voting philosophies, including its procedures for addressing any conflicts of interest that may arise.

The Manager votes proxies on behalf of the Trust with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of the Trust. Each proxy vote is cast by the Manager on a case-by-case basis. On most items the Manager votes with management. These generally include routine items related to the operation of the company and not expected to have a significant economic impact on the company and/or its shareholders. The Manager also generally supports proposals that foster good corporate governance. On some items, the Manager generally votes against management, including certain proposals that limit shareholders’ rights. For non-routine proposals that are more likely to affect the structure and operation of the company and to have a greater impact on value of the investment, the Manager carefully reviews and analyzes the issue on a case-by-case basis.

The Manager is not aware of any conflicts of interest between the Manager and the Trust with respect to proxy voting. However, occasions may arise where a person involved in the proxy voting process may have a personal conflict of interest. Any individual associated with the Manager who becomes aware of a conflict of interest between the Manager and the Trust or with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy shall disclose that conflict to the portfolio manager and otherwise remove himself or herself from the proxy voting process. If the portfolio manager has a personal conflict, or if conflicts of interest exist between the Manager and the Trust, such as possible benefits to State Farm insurance companies depending on a proxy voting decision, the Manager would refer the voting decision to its Investment Council, consisting of the Manager’s chief executive officer, chief operating officer and chief financial officer. The Investment Council would then consider all relevant factors in determining how to vote in the best interests of the Trust or whether to retain an independent consultant to make the voting decision. The intention in all cases is to best represent the interests of the Trust.

The Manager’s proxy voting policies and procedures are not exhaustive and do not include all potential voting issues. In special cases, the Manager may seek guidance from advisers on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly.

The Manager has retained Bridgeway and Westwood as sub-advisers to manage, under the Manager’s supervision and direction, the Equity Fund series of the Trust and to vote proxies related to securities held by the Equity Fund. Each sub-adviser has discretion to vote proxies related to the Equity Fund’s portfolio securities it manages.

Bridgeway and Westwood each have adopted Proxy Voting Guidelines. Under those guidelines, Bridgeway has engaged Institutional Shareholder Services (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. Bridgeway has, with limited exceptions relating to the election of directors, adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues. In cases where the SRI Guidelines do not address a specific proxy proposal, Bridgeway adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and instructed ISS to vote in accordance with the Standard Guidelines. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of the Equity Fund. Bridgeway’s

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Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Bridgeway’s responsibility to vote proxies in the best interests of its clients.

Pursuant to its Proxy Voting Guidelines, Westwood votes proxies solely in the best economic interests of its clients. Westwood has engaged Broadridge for assistance with the proxy voting process and also engaged Glass Lewis & Co. (“Glass Lewis”) for assistance with proxy research, analysis and voting recommendations. Westwood will ordinarily vote proxies in the manner recommended by Glass Lewis, but will vote differently than Glass Lewis’ recommendation if Westwood believes that it is in the best interest of its clients. Westwood’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Westwood’s responsibility to vote proxies in the best interest of its clients.

The Manager has reviewed and approved Bridgeway’s and Westwood’s Proxy Voting Guidelines and will continually review amendments to those guidelines, which shall be utilized with respect to the Equity Fund.

The Manager has retained BFA as sub-adviser to manage, under the Manager’s supervision and direction, the S&P 500 Index Fund and to vote the proxies of securities held by that Fund.

BFA has adopted Proxy Voting Guidelines. BFA’s Proxy Voting Guidelines provide that, BFA votes proxies solely in the best economic interests of its clients. BFA’s Proxy Voting Guidelines set forth specific issues on which votes will be made on a case by case basis or which are generally approved or opposed. BFA generally supports measures which encourage boards of directors to fulfill their primary responsibility to represent the economic interests of shareholders and views independent boards as a key protection for shareholder value. BFA also generally supports proposals that promote auditor independence and foster good corporate governance.

BFA’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing BFA’s independent business judgment on how to vote on specific proxy issues. In certain instances, BFA may engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest.

The Manager has reviewed and approved BFA’s Proxy Voting Guidelines and will review any amendments to those guidelines, which shall be utilized with respect to the S&P 500 Index Fund.

The Manager has retained Northern Trust Investments as sub-adviser to manage, under the Manager’s supervision and direction, the Small Cap Index Fund and the International Index Fund series of the Trust and to vote the proxies of securities held by those Funds.

Northern Trust Investments has adopted Proxy Voting Guidelines. Northern Trust Investment’s Proxy Voting Guidelines provide that Northern Trust Investments votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Northern Trust Investment’s Proxy Voting Guidelines allow the investment professionals responsible for voting proxies to have the discretion to make the best decision given the individual facts and circumstances of each issue. Northern Trust Investments will generally oppose proposals where a conflict of interest may exist between management and client interests, such as those that may insulate management or diminish shareholder rights.

Northern Trust Investment’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Northern Trust Investment’s responsibility to vote proxies in the best interests of its clients.

The Manager has reviewed and approved Northern Trust Investment’s Proxy Voting Guidelines and shall continually review any amendments to those guidelines, which shall be utilized with respect to the Small Cap Index Fund and the International Index Fund series of the Trust.

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The Manager has retained Rainier as sub-adviser to manage, under the Manager’s supervision and direction, a portion of the Small/Mid Cap Equity Fund and to vote the proxies of securities held by that Fund and managed by Rainier.

Rainier has adopted Proxy Voting Guidelines. Rainier’s Proxy Voting Guidelines provide that Rainier votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Rainier’s Proxy Voting Guidelines provide that Rainier will ordinarily vote proxies in the manner recommended by an independent third party, Institutional Shareholder Services (“ISS”). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that Rainier votes in the best interests of its advisory clients, and it insulates Rainier’s voting decisions from any potential conflicts of interest.

Rainier’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Rainier’s responsibility to vote proxies in the best interests of its clients.

The Manager has reviewed and approved Rainier’s Proxy Voting Guidelines and shall continually review any amendments to those guidelines, which shall be utilized with respect to the portion of the Small/Mid Cap Equity Fund managed by Rainier.

The Manager has retained Bridgeway as sub-adviser to manage, under the Manager’s supervision and direction, a portion of the Small/Mid Cap Equity Fund and to vote the proxies of securities held by that Fund and managed by Bridgeway. Bridgeway’s Proxy Voting Guidelines for the Small/Mid Cap Equity Fund are the same as those described above for the Equity Fund.

The Manager has reviewed and approved Bridgeway’s Proxy Voting Guidelines and shall continually review any amendments to those guidelines, which shall be utilized with respect to the portion of the Small/Mid Cap Equity Fund managed by Bridgeway.

The Manager has retained Marsico and Northern Cross to manage, under the Manager’s supervision and direction, the International Equity Fund and to vote proxies related to securities held by the International Equity Fund. Each sub-adviser has discretion to vote proxies related to the International Equity Fund’s portfolio securities that it manages.

Marsico and Northern Cross each have adopted Proxy Voting Guidelines. Pursuant to its Proxy Voting Guidelines, Marsico votes proxies solely in the best economic interests of its clients. Marsico generally seeks in companies selected for client portfolios good management teams that generally seek to serve shareholder interests. Therefore, Marsico believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams. In certain circumstances, Marsico’s vote-by-vote analysis of proxy proposals could lead it to conclude that it should vote against certain management recommendations or to abstain from voting when doing so appears consistent with the best interests of clients. Marsico’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Marsico’s responsibility to vote proxies in the best interest of its clients.

Pursuant to its Proxy Voting Guidelines, Northern Cross votes proxies solely in the best interests of its clients. Northern Cross engaged Boston Investor Services, Inc. for processing of proxies. Northern Cross will generally vote in favor of management for routine corporate governance issues. Northern Cross will generally vote in favor of management for non-routine corporate governance issues unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Northern Cross may also not vote proxies if voting would be burdensome or expensive or otherwise not in the best interest of clients. Northern Cross’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Northern Cross’s responsibility to vote proxies in the best interest of its clients.

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The Manager has reviewed and approved the Proxy Voting Guidelines of Marsico and Northern Cross and shall continually review any amendments to those guidelines, which shall be utilized with respect to the International Equity Fund series of the Trust.

The Manager’s proxy voting policies and procedures are available to shareowners upon request. Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-447-4930 and on the SEC’s website at http://www.sec.gov.

MORE ABOUT THE LIFEPATH FUNDS

MASTER/FEEDER STRUCTURE

The LifePath Funds seek to achieve their investment objectives by investing all of their assets into Master Portfolios of the Master Fund. The LifePath Funds and other entities investing in Master Portfolios are each liable for all obligations of the Master Portfolio. However, the risk of the LifePath Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself is unable to meet its obligations. Accordingly, the Trust’s Board of Trustees believes that the LifePath Funds and their respective shareholders will not be adversely affected by investing assets in the Master Portfolios. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board of Trustees believes may be available through investment in a Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

A LifePath Fund may withdraw its investment in its Master Portfolio only if the Trust’s Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Trust’s Board of Trustees would consider alternative investments, including investing all of the Fund’s assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with its investment objective and policies.

The fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever a LifePath Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will either (1) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which a LifePath Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders); or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolios which are non-fundamental may be changed by vote of a majority of the Master Fund’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, a LifePath Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A LifePath Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser or sub-adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the LifePath Fund. The LifePath Funds will provide shareholders with 60 days’ written notice prior to the implementation of any change in the investment objective of the Fund or its corresponding Master Portfolio, to the extent possible.

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SELECTION OF INVESTMENTS FOR THE S&P 500 INDEX FUND

The manner in which stocks are chosen for the S&P 500 Index Fund differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser’s research and evaluations, stocks are selected for inclusion in the S&P 500 Index Fund’s portfolio to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety.

Over time, the portfolio composition of the S&P 500 Index Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index. Such rebalancings will require the S&P 500 Index Fund to incur transaction costs and other expenses.

TRACKING ERROR—S&P 500 INDEX FUND

BFA uses the “expected tracking error” as a way to measure the S&P 500 Index Fund’s performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the NAV of the S&P 500 Index Fund will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the NAV of the S&P 500 Index Fund increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the S&P 500 Index Fund, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of the S&P 500 Index Fund to that of its benchmark index.

SELECTION OF INVESTMENTS FOR THE SMALL CAP INDEX FUND AND THE INTERNATIONAL INDEX FUND

The manner in which stocks are chosen for the Small Cap Index Fund and the International Index Fund differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser’s research and evaluations, stocks are selected for these Funds to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety. The Small Cap Index Fund and the International Index Fund generally do not hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Small Cap Index Fund attempts to hold a representative sample of the securities in the Russell 2000 Index, which Northern Trust Investments selects utilizing proprietary quantitative analytical models in a technique known as “portfolio optimization.” Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio’s predicted tracking error against the benchmark index. The International Index Fund holds securities selected by Northern Trust Investments utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio’s predicted tracking error against the benchmark index. Northern Trust Investments seeks to construct the portfolio of each of the Small Cap Index Fund and the International Index Fund so that, in the aggregate, their capitalization, industry and fundamental investment characteristics perform like those of their benchmark index. Over time, the portfolio composition of each of these Funds may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index or, with a view to bringing the performance and characteristics more in line with that of their benchmark index. Such rebalancings will require the Funds to incur transaction costs and other expenses. The Small Cap Index Fund and the International Index Fund reserve the right to invest in all of the securities in their benchmark index.

TRACKING ERROR—SMALL CAP INDEX FUND AND INTERNATIONAL INDEX FUND

As discussed in the Prospectuses, the Small Cap Index Fund and the International Index Fund are subject to the risk of tracking error. Tracking error may result from share purchases and redemptions, transaction costs,

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expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by these Funds and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund’s holdings to its investment objective. Tracking error also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s benchmark index or the manner in which the index is calculated or because the indexing and investment approach of Northern Trust Investments does not produce the intended goal of these Funds. Northern Trust Investments monitors tracking error for the Small Cap Index Fund and the International Index Fund at least quarterly.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR’S

The S&P 500 Index Fund seeks to match the performance of the Standard & Poor’s Index of 500 stocks (“S&P 500”). The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by the Trust (the “Licensee”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee’s product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s product(s) particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Licensee with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee’s product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee’s product(s) into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee’s product(s) or the timing of the issuance or sale of Licensee’s product(s) or in the determination or calculation of the equation by which Licensee’s product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee’s product(s). There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE

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ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

RUSSELL 2000®

The Small Cap Index Fund seeks to match the performance of the Russell 2000® Index (the “Russell 2000”). The Russell 2000® tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000® and the Russell 3000® are trademarks/service marks, and “Russell” is a trademark, of Frank Russell Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000®. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000®.

Frank Russell Company’s publication of the Russell 2000® in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000® or any data included in the Russell 2000®. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000® or any data included therein, or any security (or combination thereof) comprising the Russell 2000®. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000® or any data or any security (or combination thereof) included therein.

EAFE® FREE INDEX

The International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index (“the EAFE® Free Index”). The EAFE® Free Index is the exclusive property of Morgan Stanley Capital International Inc. (“MSCI”). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. The International Index Fund is not sponsored, endorsed, sold or promoted by MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the International Index Fund or any member of the public regarding the advisability of investing in funds generally or in the shares of the International Index Fund particularly or the ability of the EAFE® Free Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE® Free Index, which is determined, composed and calculated by MSCI without regard to the Trust or International Index Fund. MSCI has no obligation to take the needs of the Trust or International Index Fund or the owners of the International Index Fund into consideration in determining, composing or calculating the EAFE® Free Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the International Index Fund to be issued or in the determination or calculation of the equation by which the International Index Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the International Index Fund in connection with the administration, marketing or trading of the International Index Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the EAFE® Free Index from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the EAFE® Free Index or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by the trust, the trust’s customers

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and counterparties, owners of the International Index Fund, or any other person or entity from the use of the EAFE® Free Index or any data included therein in connection with the rights licensed by MSCI to the trust or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE® Free Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

Leadership Structure and Committees. The Board of Trustees (the “Board”), which currently includes nine individual Trustees, has overall responsibility for the conduct of the Trust’s affairs. Two of the nine Trustees are “interested persons” of the Trust as defined by the 1940 Act. An interested person of the Trust includes a person who is otherwise affiliated with the Trust or with a service provider to the Trust, such as an officer or director of the Manager or of State Farm VP Management Corp., the Trust’s distributor. Seven of the nine Trustees are not “interested persons” as defined under the 1940 Act, a category of persons that includes individuals who are not otherwise affiliated with the Trust and its service providers. Trustees who are not interested persons of the Trust under the 1940 Act are referred to in this SAI as “Independent Trustees.”

Under the Trust’s Declaration of Trust and its Bylaws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office. The Trust has adopted a policy that each Trustee must retire from his or her Trustee position after reaching age 72. The Trust is not required to hold annual meetings of shareowners for the election or re-election of Trustees or for any other purpose, and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

Mr. Michael L. Tipsord., an interested Trustee of the Trust, serves as the President and Chairperson of the Trust. In his roles, Mr. Tipsord presides at Board meetings.

There are three standing committees of the Board—the Executive Committee, the Committee of Independent Trustees (the “CIT”) and the Audit Committee, which was formed June 17, 2011. The members of the Executive Committee are Messrs. Paul J. Smith, Michael L. Tipsord and James A. Shirk. Messrs. Smith and Tipsord are “interested persons” of the Trust, as that term is defined in the 1940 Act, whereas Mr. Shirk is an Independent Trustee. The Executive Committee acts on behalf of the entire Board during intervals between Board meetings. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During calendar year 2014, the Executive Committee did not meet.

The CIT includes as its members all of the Independent Trustees, as listed under the heading “Management Information—State Farm Mutual Fund Trust” in this SAI. The CIT operates pursuant to a separate charter specifying that CIT members shall designate a CIT Chairperson. The CIT has designated Mr. David L. Vance to serve as CIT Chairperson. The CIT is responsible for overseeing the effective functioning of the Board, reviewing the investment management, distribution, and 12b-1 plans of the Trust and making recommendations to the full Board regarding entering into or the continuation of such agreements. In addition, the CIT is responsible for nominating candidates for election as Independent Trustees. The CIT will consider nominees recommended by shareholders. A shareholder may submit a suggested candidate by sending a resume of the candidate to the Secretary of the Trust, at the address of the Trust’s principal executive offices. During calendar year 2014, the CIT held four meetings. As CIT Chairperson, Mr. Vance presides at CIT meetings, and, in consultation with the other CIT members, sets the agenda for all such meetings.

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The Audit Committee includes as its members Messrs. Latshaw and Boschini and Ms. Nagler, each of whom is an Independent Trustee. The Audit Committee operates pursuant to a separate charter specifying that unless the Board appoints a Chairperson of the Audit Committee, the Audit Committee shall appoint a Chairperson. The Board has appointed Mr. Latshaw as the Chairperson of the Audit Committee. As Audit Committee Chairperson, Mr. Latshaw presides at Audit Committee meetings, and, in consultation with Audit Committee members, sets the agenda for all such meetings. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accounting firm on behalf of the Board. During calendar year 2014, the Audit Committee held five meetings.

The Board has determined that the Trust’s leadership or governance structure is appropriate. With the Trust only consisting of 15 series, the Board does not believe that it needs any additional or any more specialized committees. The existing leadership structure also is appropriate because having a majority of Independent Trustees is consistent with current mutual fund industry practice, and effectively allows the Independent Trustees to control the Trust’s business and affairs. The Trust has determined that having an interested Board Chairperson is appropriate because it promotes efficiency in the Board’s operations. The interested Chairperson, who also serves as Senior Vice President and Treasurer of the Manager and State Farm VP Management Corp., has substantial knowledge regarding the day-to-day operations of the Trust. Having an interested Trustee preside at Board meetings results in more focused and efficient meetings, and Mr. Vance has an integral role in setting the Board meeting agendas. The Board holds four regularly scheduled in-person meetings each year, as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreements. The Board may hold special meetings, as needed, either in-person or by telephone, to address matters arising between regular meetings. The CIT also holds four regularly scheduled in-person meetings each year, during a portion of which management is not present, and may hold special meetings, as needed, either in-person or by telephone. The CIT regularly meets with its independent legal counsel outside the presence of interested Trustees, a practice designed to foster full discussion among CIT members of all issues related to the Trust and designed to foster discussions between interested and Independent Trustees. The Trust’s leadership or governance structure is designed to promote free and open discussion of different viewpoints on issues impacting the Trust.

The Board oversees the management of risks presented in operating the Trust, including, among other things, investment, compliance and valuation risks.

Investment risk involves the chance that a Fund’s portfolio may be inappropriately invested by the Manager or by a sub-adviser, leading to excessive or inadequate risk-taking by the Fund or resulting in unsustainable or poor performance by the Fund. Compliance risk includes the chance that the Trust will not comply with applicable federal and state laws, resulting in litigation, potential penalties, legal expense and reputational harm. Valuation risk is the chance that portfolio securities held by a Fund may be valued incorrectly, resulting in an erroneous NAV for a Fund and dilution to existing or new Fund shareholders. Fund dilution could expose the Fund or the Manager to legal actions by regulators and by aggrieved shareholders.

The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks of the Funds. Different processes, procedures and controls are employed for different types of risks. In that regard, senior officers of the Trust and the Manager, and the Trust’s Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. In addition to the regular reports from management, the Board also receives reports from the other service providers to the Trust, and the CIT receives regular reports from the Trust’s independent registered public accounting firm on internal controls and financial reporting matters.

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The Board oversees the investment risk management process by regularly receiving written reports on the investments and securities trading of each Fund, including each Fund’s performance as compared to the Fund’s benchmark index and as compared to peer funds. In addition, Fund portfolio managers regularly make live presentations to the Board regarding the portfolio manager’s investment process and results. The Trust annually hires an independent fund tracking organization to identify peer funds (i.e., those funds comparable in size, investment objective, investment strategy and sales charge structure to each of the Trust’s Funds). The Board analyzes any Fund whose performance substantially deviates from the performance of its benchmark or peer funds. The Board is also responsible for approving the appointment of any new sub-adviser. In addition to evaluating the relative performance of each Fund, the Board also regularly evaluates the expense structure of each Fund compared to the expense structure of its peer funds.

The Board oversees management of compliance risk by adopting regulatory policies for the Trust and the Manager to follow in carrying on the day-to-day business of the Funds, and by receiving reports (on both a quarterly and as-needed basis) from the Trust and its CCO regarding the implementation of the procedures, including an annual report from the CCO. As required by the 1940 Act, the Trust’s CCO is hired by the Board, and the Board determines the CCO’s compensation. Independent legal counsel to the Trust also helps the Board understand and comply with new regulatory developments, a practice which is designed to reduce compliance risk to the Trust.

Similarly the Board oversees valuation risk by approving valuation procedures for the Manager to follow in determining each Fund’s NAV. The Manager regularly reports to both the CIT and the Board on the implementation of these procedures, including reporting to the Board each instance in which a security owned by a Fund is “fair valued.” A fair valued security is one priced other than at the closing price of the security on an established securities exchange or in an established over-the-counter securities market.

The Board and the Manager believe that the impact of the Board’s oversight of the Trust’s risk management process is better risk management. The Board and the Manager continually evaluate the appropriateness of the Trust’s risk management processes, and adjust those processes whenever the Manager or the Board deems it necessary.

Experience, Qualifications, Attributes and Skills of Trustees. In deciding who might best serve as its Board members, the Board considers whether a candidate can function as part of the team of Board members, and whether that person can act in the best interest of the Trust and its shareholders. A Board candidate should have excellent analytical and communication skills, be open-minded, and be willing to collaborate with other Board members in crafting Trust policy. The experience, qualifications, attributes and skills of each Trustee are discussed below.

Mr. Michael L. Tipsord, an interested Trustee of the Trust, has served as Trustee since 2002 and as a Trust Officer since the inception of the Trust. Mr. Tipsord has a Juris Doctorate (“J.D.”) degree from the University of Illinois. Mr. Paul J. Smith, an interested Trustee of the Trust, has served as Trustee since January 2015 and as a Trust Officer since June 2011. Mr. Smith received a bachelor’s degree in accounting from the University of Wisconsin at Eau Claire and is a graduate of the General Managers Program at Harvard Business School. Messrs. Tipsord and Smith also serve in leadership positions with State Farm Mutual Automobile Insurance Company (“Auto Company”), the Manager’s parent company, and thus have unique understandings of how the Trust’s activities relate to the larger State Farm enterprise. Mr. Tipsord serves on the Board of Directors of Navigant Consulting, Inc. Messrs. Tipsord and Smith each participate in various civic, charitable and/or educational organizations.

Mr. David L. Vance has served as an Independent Trustee since the Trust’s inception and is the CIT’s Chairperson. Mr. Vance is the Executive Director of the Center for Talent Reporting and also teaches at two universities. Previously, he served as Chief Economist of a major U.S. industrial company as well as the president of that company’s corporate university. Mr. Vance has earned multiple post-secondary educational degrees, including a doctorate degree from the University of Notre Dame in Economics.

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Mr. James A. Shirk has served as an Independent Trustee since the Trust’s inception. Mr. Shirk has a J.D. degree from the University of Illinois. Mr. Shirk participates in a separate business enterprise in which he is a partial owner, and participates in various civic, charitable and/or educational organizations.

Messrs. Victor J. Boschini and Thomas M. Mengler also have served as Independent Trustees since the Trust’s inception. Mr. Boschini is the Chancellor of Texas Christian University, and has a doctorate degree in Higher Education Administration from Indiana University. Mr. Mengler is President of St. Mary’s University, and has a J.D. degree and an M.A. degree in Philosophy from the University of Texas. Messrs. Boschini and Mengler participate or have participated in various civic, charitable and/or educational organizations.

Mr. Alan R. Latshaw has extensive experience in the financial services industry, and began his service as an Independent Trustee in 2005. He earned an M.B.A. degree in Finance and Accounting at Indiana University, and previously chaired the AICPA Investment Company Committee/Task Force, which rewrote the AICPA Audit and Accounting Guide for Investment Companies. Mr. Latshaw serves as an independent trustee for another mutual fund complex, and he participates in activities of the Investment Company Institute’s Independent Directors Committee. Mr. Latshaw previously was a partner at a public accounting firm.

Ms. Anita M. Nagler began her service as an Independent Trustee in 2006. Ms. Nagler is a member of the Board of Directors of a multi-billion dollar investment management firm. Ms. Nagler holds a J.D. degree from I.I.T., Chicago-Kent College of Law. Ms. Nagler previously served in various executive roles with prominent firms involved in the investment management industry. Ms. Nagler also held various positions in the enforcement group of the U.S. Securities and Exchange Commission, including as Associate Regional Administrator overseeing the entire enforcement program of the S.E.C.’s Chicago office. Ms. Nagler participates in various civic, charitable and/or educational organizations.

Ms. Diane L. Wallace has extensive experience in the financial services industry, including experience with mutual funds. She began her service as an Independent Trustee in 2013. Ms. Wallace, who is a Certified Public Accountant, received a Bachelor of Science degree in Accounting from the University of Illinois at Champaign/Urbana. Ms. Wallace worked as an auditor for a public accounting firm and as the Vice President-Finance for a financial services company that was a broker of commodity and futures contracts, among other financial products. Ms. Wallace also worked in various executive positions for another financial services firm consisting of an investment adviser and a securities broker-dealer, which sponsored a mutual fund group. Ms. Wallace participates in various civic, charitable and/or educational organizations.

The Trustees and officers of the Trust, their ages at January 1, 2015, their principal occupations for the last five years and their affiliations, if any, with the Manager and State Farm VP Management Corp., the Trust’s principal underwriter, are listed below. The information, which is current as of January 1, 2015, is provided first for Independent Trustees, and next for Trustees who are interested persons of the Trust and for officers.

Management Information, January 1, 2015

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 2000 and serves until successor is elected or appointed.	PRESIDENT - St. Mary’s University (since 6/2012); DEAN and PROFESSOR OF LAW - University of St. Thomas School of Law (before 6/2012); TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

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Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 70	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT - Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER - Tiehack Development Company (land developer); TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR - Texas Christian University; TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 2000 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012) - Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER (since 7/2010) - Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT/OWNER - Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); ADJUNCT FACULTY (since 2/2010) - Bellevue University and University of Southern Mississippi; TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE - MainStay Funds (82 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR - Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Diane L. Wallace One State Farm Plaza Bloomington, IL 61710 Age 56	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Management Information, January 1, 2015

II. Information about Interested Trustees/Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 51	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER, SENIOR VICE PRESIDENT (3/2007 - 1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013) - State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT - State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 6/2011) and TREASURER (since 12/2012) - State Farm Variable Product Trust, State Farm Associates Funds Trust.	28	None

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Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee and President	Began service as Trustee in 2002 and serves until successor is elected or appointed. Began service as President in 2012 and serves until removed.	PRESIDENT (since 1/2015), VICE CHAIRMAN, CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER (before 12/2010) and DIRECTOR - State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER - State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (before 12/2012) and PRESIDENT (since 12/2012) - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR - Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Smith and Tipsord are “interested” Trustees as defined by the 1940 Act because of their respective positions with State Farm Mutual Fund Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information, January 1, 2015

III. Information about Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years

Joe R. Monk Jr. One State Farm Plaza Bloomington, IL 61710 Age 51	Senior Vice President	Began service in March 2011 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER (since 4/2010) and OPERATIONS VICE PRESIDENT (6/2008 - 4/2010) - State Farm Life Insurance Company; SENIOR VICE PRESIDENT - MUTUAL FUNDS (SINCE 1/2011), VICE PRESIDENT - HEALTH (since 4/2010) and OPERATIONS VICE PRESIDENT - HEALTH (6/2008 - 4/2010) - State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT (since 7/2010) - State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 3/2011) - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 44	Vice President and Secretary	Began service in December 2012 and serves until removed.

ASSISTANT VICE PRESIDENT - MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) - State Farm Mutual Automobile Insurance Company; VICE PRESIDENT - FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY - TREASURER (12/2007 - 3/2013) - State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012) - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 55	Chief Compliance Officer and Assistant Secretary - Treasurer	Began service as Assistant Secretary - Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.

CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY - TREASURER - State Farm Variable Product Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY - TREASURER - State Farm Investment Management Corp.; ASSISTANT SECRETARY - TREASURER - State Farm VP Management Corp.

Joseph P. Young One State Farm Plaza Bloomington, IL 61710 Age 51	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT - FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT - FIXED INCOME (6/2011 - 12/2011) - State Farm Mutual Automobile Insurance Company; VICE PRESIDENT - FIXED INCOME (3/1998 - 5/2011) - Nationwide Insurance; VICE PRESIDENT (since 3/2012) - State Farm Investment Management Corp.; VICE PRESIDENT (since 12/2011) - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Dick Paul One State Farm Plaza Bloomington, IL 61710 Age 55	Vice President	Began service in March 2012 and serves until removed.	VICE PRESIDENT - LIFE/HEALTH/MUTUAL FUNDS (since 1/2012) and OPERATIONS VICE PRESIDENT - LIFE/HEALTH (5/2009 - 2/2012) - State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) - State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Associates’ Funds Trust.

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Management Information—State Farm Mutual Fund Trust

Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. Independent Trustees receive compensation from the Trust. Under the compensation system in effect as of October 1, 2014, each Independent Trustee is paid a monthly board member retainer of $5,667, a monthly CIT member retainer of $667, and a fee of $8,250 per regular board meeting attended. Compensation under this compensation system is paid by the mutual funds within the State Farm family of mutual funds pro-rata based on net assets of the funds as of the most recently completed calendar quarter. The Chairman of the CIT of the Board is paid an additional annual fee of $15,500. The Audit Committee Chairman is paid an additional annual fee of $8,500, and each Audit Committee member receives a monthly retainer of $500. These fees are paid to the Trustees on behalf of the Trust and on behalf of thirteen other mutual funds advised by the Manager. Each mutual fund managed by the Manager shares in the fees for Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits. Officers of the Trust and Trustees who are interested persons of the Trust under the 1940 Act are also employees of the State Farm Insurance Companies. As such, these persons may purchase Class A shares of the Funds without paying an initial sales charge. Independent Trustees also may purchase Class A shares of the Funds without paying a sales charge. The purpose of these waivers is to encourage these persons to purchase Fund shares.

Name	Aggregate Compensation From The Trust(1)	Total Compensation From The Trust And Other State Farm Mutual Funds(1)(2)
Edward B. Rust, Jr.(3)(5)	None	None
Paul J. Smith(3)	None	None
Michael L. Tipsord(3)	None	None
Thomas M. Mengler(4)	$60,881	$109,000
James A. Shirk(4)	$60,881	$109,000
Victor Boschini(4)	$59,624	$106,750
David L. Vance(4)	$69,538	$124,500
Alan R. Latshaw(4)	$68,979	$123,500
Anita Nagler(4)	$64,232	$115,000
Diane L. Wallace(4)	$60,881	$109,000

(1)	For the fiscal year ended December 31, 2014.
(2)	The other “State Farm Mutual Funds” are State Farm Variable Product Trust and State Farm Associates’ Funds Trust.
(3)	Non-compensated interested Trustee.
(4)	Independent Trustee.
(5)	Mr. Rust served as an interested Trustee until his resignation on December 31, 2014.

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The following table reflects dollar ranges of each Trustee’s beneficial ownership of equity securities of each Fund, and dollar ranges of each Trustee’s beneficial ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities in Equity Fund	Dollar Range of Equity Securities in Small/Mid Cap Equity Fund	Dollar Range of Equity Securities in International Equity Fund	Dollar Range of Equity Securities in S&P 500 Index Fund	Dollar Range of Equity Securities in Small Cap Index Fund
Thomas M. Mengler*	None	None	None	None	None
James A. Shirk*	None	Over $100,000	None	None	None
Victor J. Boschini*	None	None	None	None	None
David L. Vance*	$50,001-$100,000	$50,001-$100,000	None	None	None
Alan R. Latshaw*	None	None	None	None	None
Paul J. Smith**	None	None	None	None	None
Michael L. Tipsord**	None	Over $100,000	Over $100,000	None	None
Anita Nagler*	None	None	None	None	None
Diane L. Wallace*	None	None	None	$50,001-$100,000	None

*	Independent Trustee
**	Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in International Index Fund	Dollar Range of Equity Securities in Equity and Bond Fund	Dollar Range of Equity Securities in Bond Fund	Dollar Range of Equity Securities in Tax Advantaged Bond Fund	Dollar Range of Equity Securities in Money Market Fund
Thomas M. Mengler	None	None	None	None	None
James A. Shirk	None	None	None	None	None
Victor J. Boschini	None	None	None	None	None
David L. Vance	None	None	None	None	None
Alan R. Latshaw	None	None	None	None	None
Paul J. Smith	None	None	None	None	None
Michael L. Tipsord	None	None	None	None	None
Anita Nagler	None	None	None	None	None
Diane L. Wallace	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in LifePath Retirement Fund	Dollar Range of Equity Securities in LifePath 2020 Fund	Dollar Range of Equity Securities in LifePath 2030 Fund	Dollar Range of Equity Securities in LifePath 2040 Fund	Dollar Range of Equity Securities in LifePath 2050 Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas M. Mengler	None	None	None	None	None	Over $100,000
James A. Shirk	None	None	None	None	None	Over $100,000
Victor J. Boschini	None	None	None	None	None	Over $100,000
David L. Vance	None	None	None	None	None	Over $100,000
Alan R. Latshaw	None	None	None	None	None	Over $100,000
Paul J. Smith	None	None	None	$10,001-$50,000	None	$50,001-$100,000
Michael L. Tipsord	None	None	None	None	None	Over $100,000
Anita Nagler	None	None	None	None	None	Over $100,000
Diane L. Wallace	None	None	None	None	None	$50,001-$100,000

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ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST

Auto Company owns and has owned all of the common stock issued by the Manager and the Manager owns all of the common stock issued by State Farm VP Management Corp. (“Management Corp.”). Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

During the period January 1, 2013 to December 31, 2014 (“calendar years 2013 and 2014”), Mr. James A. Shirk, Independent Trustee of the Trust, had an indirect relationship with Auto Company in an amount that exceeded $120,000. His indirect relationship with Auto Company during that time period also can be characterized as indirect interest in transactions or series of similar transactions with Auto Company, the value of which exceeded $120,000.

Mr. Shirk’s indirect relationship or interest with Auto Company was as follows: During calendar years 2013 and 2014, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to Auto Company during calendar years 2013 and 2014. Auto Company paid Sunrise Company, LLC rent in the amount of $103,467 in 2013 and $104,000 in 2014, while Auto Company paid Beer Nuts, Inc. rent in the amount of $100,000 in 2013 and $100,000 in 2014.

Except for the disclosure concerning Mr. James A. Shirk in the preceding paragraph, during calendar years 2013 and 2014 neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

•	interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $120,000;

•

interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $120,000, or

•	relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $120,000.

INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND THE MANAGER

The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into a Distribution Agreement with Management Corp. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days’ written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

Since its inception in 1967, the Manager’s principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds.

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Pursuant to the Investment Advisory and Management Services Agreement, the Manager: (1) acts as each Fund’s investment adviser; (2) manages each Fund’s investments; (3) administers each Fund’s business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

The Manager, State Farm VP Management Corp., and Auto Company are located at the address shown on the front cover of this SAI.

The Manager (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds (other than the Equity Fund, the Small/Mid Cap Equity Fund, International Equity Fund and the Equity Index Funds and the LifePath Funds) and is responsible for monitoring the performance of the Equity Fund, the Small/Mid Cap Equity, the International Equity Fund, the Equity Index Funds and the LifePath Funds. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, the Manager performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rates shown below:

Equity Fund	0.60% of net assets
Small/Mid Cap Equity Fund	0.80% of net assets
International Equity Fund	0.80% of net assets
S&P 500 Index Fund	0.18% of net assets
Small Cap Index Fund	0.33% of net assets
International Index Fund	0.48% of net assets
Equity and Bond Fund	0.40% of net assets
Bond Fund	0.10% of net assets
Tax Advantaged Bond Fund	0.10% of net assets
Money Market Fund	0.10% of net assets
State Farm LifePath Retirement Fund	0.35% of net assets
State Farm LifePath 2020 Fund	0.35% of net assets
State Farm LifePath 2030 Fund	0.35% of net assets
State Farm LifePath 2040 Fund	0.35% of net assets
State Farm LifePath 2050 Fund	0.35% of net assets

The Manager has agreed not to be paid an investment advisory and management services fee for performing services for the Equity and Bond Fund. The investment advisory and management services fee shown above for the Equity and Bond Fund is based on the fees that the Equity Fund and Bond Fund pay to the Manager. The Manager has agreed to reimburse the Equity and Bond Fund for all other expenses incurred, but not for the 12b-1 Distribution Fee or the Shareholder Services Fee.

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With respect to Class A, Class B, Legacy Class A, Legacy Class B, and the Institutional Class shares, the Manager will reimburse each Fund, if and to the extent, the Fund’s total annual operating expenses exceed the following percentages of the Fund’s average net assets, excluding acquired fund fees and expenses reflected in the Trust’s prospectuses:

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional Class
Equity Fund	1.20%	1.90%	1.20%	1.60%	0.95%
Small/Mid Cap Equity Fund	1.40%	2.10%	1.40%	1.80%	1.15%
International Equity Fund	1.50%	2.20%	1.50%	1.90%	1.25%
S&P 500 Index Fund	0.78%	1.48%	0.78%	1.18%	0.53%
Small Cap Index Fund	0.93%	1.63%	0.93%	1.33%	0.68%
International Index Fund	1.18%	1.88%	1.18%	1.58%	0.93%
Equity and Bond Fund	0.25%	0.95%	0.25%	0.65%	None
Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%
Tax Advantaged Bond Fund	0.70%	1.10%	0.70%	1.10%	None
Money Market Fund	0.60%	1.00%	0.60%	1.00%	0.45%
State Farm LifePath Retirement Fund	1.23%	1.93%	1.23%	1.63%	0.98%
State Farm LifePath 2020 Fund	1.23%	1.93%	1.23%	1.63%	0.98%
State Farm LifePath 2030 Fund	1.23%	1.93%	1.23%	1.63%	0.98%
State Farm LifePath 2040 Fund	1.23%	1.93%	1.23%	1.63%	0.98%
State Farm LifePath 2050 Fund	1.23%	None	None	None	None

With respect to Class R-1, R-2 and R-3 shares of the Funds, other than the Equity and Bond Fund and the Tax Advantaged Bond Fund, the Manager has agreed to reimburse the Funds, if, and to the extent, “other expenses” incurred by the Fund, exceed the following expense reimbursement thresholds:

Fund	Expense Reimbursement Threshold
Equity Fund	0.10%
Small/Mid Cap Equity Fund	0.10%
International Equity Fund	0.20%
S&P 500 Index Fund	0.10%
Small Cap Index Fund	0.10%
International Index Fund	0.20%
Bond Fund	0.10%
Money Market Fund	0.10%
LifePath Retirement Fund	0.10%
LifePath 2020 Fund	0.10%
LifePath 2030 Fund	0.10%
LifePath 2040 Fund	0.10%
LifePath 2050 Fund	0.10%

Other expenses incurred by a Fund include all expenses incurred by the Fund other than:

i)  the investment advisory and management services fees charged by Adviser,

ii)  with respect to those Funds that invest their assets into a series of the Master Fund, the management and administrative fees charged by the investment adviser to the Master Fund,

iii)  12b-1 distribution fees,

iv)   acquired fund fees and expenses, and

v)  shareholder servicing fees charged to the Fund.

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The Manager has contractually agreed to waivers described immediately above and the fee waivers apply through April 30, 2016. Until that time the Manager may not discontinue or modify these waivers without the approval of the Trust’s Board of Trustees. The Manager and State Farm VP Management Corp. have agreed to waive all or a portion of their fees due from the Money Market Fund to prevent the Fund’s net yield from falling below zero. This expense reimbursement agreement is voluntary and may be eliminated by the Manager at any time.

Pursuant to the Service Agreement, Auto Company provides the Manager with certain personnel, services and facilities to enable the Manager to perform its obligations to the Trust. The Manager reimburses Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by Auto Company under the separate service agreement. Accordingly, the Trust makes no payment to Auto Company under the Service Agreement.

For the Trust’s calendar years ending December 31 of the years specified below, the Manager earned the following amounts for its services as an investment adviser. The table also reflects the Manager’s expense reimbursement to the Funds and the net fees. Neither the Manager nor any affiliated company receives any brokerage commissions from any Fund as such business is transacted with nonaffiliated broker-dealers:

	Gross Fee Earned			Expense Reimbursement Accrued
	2014	2013	2012	2014	2013	2012
Equity Fund	$2,711,996	$2,230,805	$1,779,603	$192	$0	$52
Small/Mid Cap Equity Fund	$2,207,192	$1,892,713	$1,474,265	$39	$10,243	$36,809
International Equity Fund	$1,149,710	$1,060,272	$892,875	$63,811	$42,124	$56,107
S&P 500 Index Fund	$1,699,561	$1,355,408	$1,016,806	$0	$0	$0
Small Cap Index Fund	$1,414,148	$1,273,554	$1,040,899	$37,383	$69,259	$98,501
International Index Fund	$1,256,583	$1,129,299	$957,049	$75,311	$88,425	$117,472
Equity & Bond Fund	$0	$0	$0	$227,631	$206,692	$195,571
Bond Fund	$696,350	$730,019	$652,125	$0	$0	$0
Tax Advantaged Bond Fund	$490,525	$547,383	$445,944	$0	$0	$271
Money Market Fund	$300,307	$295,880	$261,981	$1,501,993	$1,451,403	$1,261,333
State Farm LifePath Retirement Fund	$4,001,312	$3,495,011	$2,879,727	$800,262	$699,002	$154,419
State Farm LifePath 2020 Fund	$6,520,635	$5,484,633	$4,517,896	$1,304,127	$1,096,927	$241,365
State Farm LifePath 2030 Fund	$6,103,181	$4,958,700	$3,954,960	$1,220,636	$991,740	$212,634
State Farm LifePath 2040 Fund	$4,477,507	$3,617,080	$2,875,185	$895,501	$723,416	$154,226
State Farm LifePath 2050 Fund	$766,937	$516,188	$313,683	$153,387	$132,867	$66,432

	Net Fee (after expense reimbursement)
	2014	2013	2012
Equity Fund	$2,711,804	$2,230,805	$1,779,551
Small/Mid Cap Equity Fund	$2,207,153	$1,882,470	$1,437,456
International Equity Fund	$1,085,899	$1,018,148	$836,768
S&P 500 Index Fund	$1,699,561	$1,355,408	$1,016,806
Small Cap Index Fund	$1,376,765	$1,204,295	$942,398
International Index Fund	$1,181,272	$1,040,874	$839,577
Equity & Bond Fund	$(227,631)	$(206,692)	$(195,571)
Bond Fund	$696,350	$730,019	$652,125
Tax Advantaged Bond Fund	$490,525	$547,383	$445,673
Money Market Fund	$(1,201,686)	$(1,155,523)	$(999,352)
State Farm LifePath Retirement Fund	$3,201,050	$2,796,009	$2,725,308
State Farm LifePath 2020 Fund	$5,216,508	$4,387,706	$4,276,531
State Farm LifePath 2030 Fund	$4,882,545	$3,966,960	$3,742,326
State Farm LifePath 2040 Fund	$3,582,006	$2,893,664	$2,720,959
State Farm LifePath 2050 Fund	$613,550	$383,321	$247,251

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The advisory fees are allocated to the different classes of shares pro-rata based on net assets.

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Manager. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of NAV), interest on borrowings by the Trust, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates those expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all the Funds are allocated pro-rata based upon each Fund’s net assets.

The Investment Advisory and Management Services Agreement also provides that the Manager shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Manager in the performance of its duties thereunder.

BETWEEN BFA AND THE MASTER PORTFOLIOS

BFA is investment adviser to the Master Portfolios. BFA is an indirect wholly owned subsidiary of BlackRock, Inc. Pursuant to Investment Advisory Contracts (“Master Portfolio Advisory Contracts”) with the Master Fund, BFA provides investment guidance and policy direction in connection with the management of the Master Portfolios’ assets. Pursuant to the Master Portfolio Advisory Contracts, BFA furnishes to the Master Fund’s Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolios. The Master Portfolio Advisory Contracts are required to be approved annually (i) by the holders of a majority of the Master Fund’s outstanding voting securities or by the Master Fund’s Boards of Trustees and (ii) by a majority of the Trustees of the Master Fund who are not parties to the Master Portfolio Advisory Contract or “interested persons” (as defined in the 1940 Act) of any such party. The Master Portfolio Advisory Contracts may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

BFA is entitled to receive monthly fees as compensation for its advisory services to each Master Portfolio as described below:

Fund	Annual Management Fee
LifePath Retirement Master Portfolio	0.35% of average daily net assets
LifePath 2020 Master Portfolio	0.35% of average daily net assets
LifePath 2030 Master Portfolio	0.35% of average daily net assets
LifePath 2040 Master Portfolio	0.35% of average daily net assets
LifePath 2050 Master Portfolio	0.35% of average daily net assets

BFA has contractually agreed through April 30, 2016, to waive investment advisory fees charged to the LifePath Master Portfolios in an amount equal to the investment advisory fees charged by BFA to the Underlying Funds in order to avoid duplication of such fees. In addition, BlackRock Advisors, LLC (“BAL”) may receive fees as Administrator of certain of the Underlying Funds; however, BFA and BAL have contractually agreed through April 30, 2016, to waive from investment advisory fees charged to the LifePath Master Portfolios an amount equal to the administration fees charged by BAL to those Underlying Funds. Any such waiver will reduce the expenses of a LifePath Master Portfolio and, accordingly, have a favorable impact on its performance.

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The fees and expenses of the Independent Trustees of the Master Fund, counsel to the Independent Trustees of the Master Fund and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Master Portfolios (collectively referred to as the “Master Fund Independent Expenses”) are paid directly by the LifePath Master Portfolios. For the period through April 30, 2025, BFA has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such Master Fund Independent Expenses.

The Master Portfolio Advisory Contracts provide that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolios borne proportionately by their interestholders, such as the LifePath Funds. The administration fee is designed to compensate BFA for custody costs and administration expenses.

BFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio’s investment portfolio.

Underlying Funds. BFA or BAL serves as investment adviser to certain of the Underlying Funds, with the exception of the PowerShares DB Commodity Index Tracking Fund (DBC), Master Small Cap Index Series, Master International Index Series and the BlackRock Cash Funds: Institutional which invests in a corresponding Master Portfolio advised by BFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a pro-rata share of the Underlying Funds’ advisory fees, which are based on the aggregate net assets, as listed in the chart below.

Underlying Fund	Advisory Fee(1)
Master Fund—ACWI ex-US Index Master Portfolio	0.04%
Master Fund—Russell 1000 Index Master Portfolio	0.05%
Master Fund—Bond Index Master Portfolio	0.08%
Master Fund—Active Stock Master Portfolio	0.25	%(2)
Master Fund—CoreAlpha Bond Master Portfolio	0.25	%(2)
iShares S&P GSCI Commodity-Indexed Trust	0.75%
iShares Russell 2000 ETF	0.20%
iShares Russell Mid-Cap ETF	0.20%
iShares Cohen & Steers REIT ETF	0.35	%(3)
iShares MSCI Canada ETF	0.48	%(4)
iShares MSCI EAFE ETF	0.33	%(5)
iShares MSCI Emerging Markets ETF	0.68	%(6)
iShares Core U.S. Aggregate Bond ETF	0.08%
BlackRock Cash Funds: Institutional	0.07	%(7)
iShares 1-3 Year Credit Bond ETF	0.20%
iShares 1-3 Year Treasury Bond ETF	0.15%
iShares 3-7 Year Treasury Bond ETF	0.15%
iShares 7-10 Year Treasury Bond ETF	0.15%
iShares 10-20 Year Treasury Bond ETF	0.15%
iShares 20+ Year Treasury Bond ETF	0.15%
iShares Core U.S. Credit Bond ETF	0.15%
iShares Government/Credit Bond ETF	0.20%
iShares Intermediate Credit Bond ETF	0.20%
iShares Intermediate Government/Credit Bond ETF	0.20%
iShares MBS Bond ETF	0.25%
iShares Short Treasury Bond ETF	0.15%
iShares TIPS Bond ETF	0.20	%(8)
iShares National AMT-Free Muni Bond ETF	0.25%
iShares North American Natural Resources ETF	0.48	%(9)
iShares International Developed Real Estate ETF	0.48%
iShares MSCI EAFE Small-Cap ETF	0.40%
iShares J.P. Morgan USD Emerging Markets Bond ETF	0.60%

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Underlying Fund	Advisory Fee(1)
iShares iBoxx $ High Yield Corporate Bond ETF	0.50%
PowerShares DB Commodity Index Tracking Fund (DBC)	0.85%
BlackRock Commodity Strategies Fund	1.15	%(10)
Master Small Cap Index Series	0.01%
BlackRock Emerging Markets Fund, Inc.	1.00	%(11)
International Tilts Master Portfolio	0.40	%(12)

(1)	BFA has contractually agreed to waive management fees and administration fees, if any, charged to each Master Portfolio in an amount equal to the management fees charged by BFA to the Underlying Fund through April 30, 2016. This waiver does not apply to the Underlying Funds that are not advised by BlackRock.
(2)	For its investment advisory services to each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BFA is entitled to receive a maximum annual management fee (as a percentage of average daily net assets) calculated as follows: 0.25% per annum of the first $1.0 billion of average daily net assets, plus 0.24% per annum of the average daily net assets exceeding $1.0 billion, up to and including $3.0 billion, plus 0.23% per annum of the average daily net assets exceeding $3.0 billion, up to and including $5.0 billion, plus 0.22% per annum of the average daily net assets exceeding $5.0 billion, up to and including $10.0 billion, plus 0.21% per annum of the average daily net assets in excess of $10.0 billion.
(3)	Effective July 1, 2013, for its investment advisory services, BFA is entitled to receive a management fee from the Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares 1-3 Year Credit Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Credit Bond ETF, iShares MBS ETF, iShares Nasdaq Biotechnology ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares TIPS Bond ETF and iShares Cohen & Steers REIT ETF. The aggregate management fee is calculated as follows: 0.3500% per annum of the aggregate net assets less than or equal to $121.0 billion, plus 0.3325% per annum of the aggregate net assets greater than $121.0 billion, up to and including $221.0 billion, plus 0.3159% per annum of the aggregate net assets greater than $211.0 billion. As of April 30, 2014, BFA received a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.35%.
(4)	For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI Australia ETF, iShares MSCI Austria Capped ETF, iShares MSCI Belgium Capped ETF, iShares MSCI Canada ETF, iShares MSCI EMU ETF, iShares MSCI France ETF, iShares MSCI Germany ETF, iShares MSCI Hong Kong ETF, iShares MSCI Ireland Capped ETF, iShares MSCI Italy Capped ETF, iShares MSCI Japan ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Mexico Capped ETF, iShares MSCI Netherlands ETF, iShares MSCI New Zealand Capped ETF, iShares MSCI Singapore ETF, iShares MSCI Spain Capped ETF, iShares MSCI Sweden ETF, iShares MSCI Switzerland Capped ETF and iShares MSCI United Kingdom ETF. Effective July 1, 2014, the aggregate management fee is calculated as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets over $48.0 billion, up to and including $72.0 billion, plus 0.36% per annum of the aggregate net assets in excess of $72.0 billion. Based on assets of the iShares funds enumerated above as of August 31, 2014, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48%. BFA, the investment adviser to the Fund, may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
(5)

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares Human Rights ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI All Country World Minimum Volatility ETF, iShares MSCI EAFE

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ETF and iShares MSCI EAFE Minimum Volatility ETF. Effective July 1, 2014, the aggregate management fee is calculated as follows: 0.35% per annum of the aggregate net assets less than or equal to $30.0 billion, plus 0.32% per annum of the aggregate net assets over $30.0 billion, up to and including $60.0 billion, plus 0.28% per annum of the aggregate net assets over $60.0 billion, up to and including $90 billion, plus 0.25% per annum of the aggregate net assets in excess of $90 billion. Based on assets of the iShares funds enumerated above as of July 31, 2014, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.33%. BFA, the investment adviser to the Fund, may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

(6)	For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Country Asia ex Japan ETF, iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Consumer Discretionary ETF, iShares MSCI Emerging Markets Eastern Europe ETF, iShares MSCI Emerging Markets Energy Capped ETF, iShares MSCI Emerging Markets ETF, iShares MSCI Emerging Markets Minimum Volatility ETF and iShares MSCI Emerging Markets Small-Cap ETF. The aggregate management fee is calculated as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets over $28.0 billion, up to and including $42.0 billion, plus 0.54% per annum of the aggregate net assets over $42.0 billion, up to and including $56.0 billion, plus 0.47% per annum of the aggregate net assets over $56.0 billion, up to and including $70.0 billion, plus 0.41% per annum of the aggregate net assets over $70.0 billion, up to and including $84.0 billion, plus 0.35% per annum of the aggregate net assets in excess of $84.0 billion. Based on assets of the iShares funds enumerated above as of August 31, 2014, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.68%. BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Fund’s pro rata share of the fees and expenses attributable to the Fund’s investments in other iShares funds, “Acquired Fund Fees and Expenses,” through December 31, 2015. The contractual waiver may be terminated prior to December 31, 2015 only upon written agreement of the Company and BFA. BFA, the investment adviser to the Fund, may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
(7)	The management fee for the BlackRock Cash Funds: Institutional is 0.10%; however, BFA has contractually agreed to waive a portion of its management fee until May 1, 2016. After giving effect to such contractual waiver, the management fee will be 0.07%.
(8)	For its investment advisory services, BFA is entitled to receive a management fee from the Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares 1-3 Year Credit Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Credit Bond ETF, iShares MBS ETF, iShares Nasdaq Biotechnology ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares TIPS Bond ETF and iShares Cohen & Steers REIT ETF. The aggregate management fee is calculated as follows: 0.2000% per annum of the aggregate net assets less than or equal to $121.0 billion, plus 0.1900% per annum of the aggregate net assets greater than $121.0 billion, up to and including $221.0 billion, plus 0.1805% per annum of the aggregate net assets greater than $211.0 billion. As of October 31, 2014, BFA received a management fee from the Fund based on a percentage of the Fund’s average daily net assets at an annual rate of 0.20%. BFA, the investment adviser to the Fund, may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
(9)

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares Global Clean Energy ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares

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Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Infrastructure ETF, iShares Global Materials ETF, iShares Global Tech ETF, iShares Global Telecom ETF, iShares Global Timber & Forestry ETF, iShares Global Utilities ETF, iShares North American Natural Resources ETF, iShares North American Tech ETF, iShares North American Tech-Multimedia Networking ETF, iShares North American Tech-Software ETF and iShares PHLX Semiconductor ETF. The aggregate management fee is calculated as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion. Based on assets of the iShares funds enumerated above as of July 31, 2014, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48%. BFA, the investment adviser to the Fund, may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

(10)	For its investment advisory services to BlackRock Commodity Strategies Fund, BFA is entitled to receive a maximum annual management fee (as a percentage of average daily net assets) calculated as follows: 1.15% per annum of the first $1.0 billion of average daily net assets, plus 1.08% per annum of the average daily net assets exceeding $1.0 billion, up to and including $3.0 billion, plus 1.04% per annum of the average daily net assets exceeding $3.0 billion, up to and including $5.0 billion, plus 1.00% per annum of the average daily net assets exceeding $5.0 billion, up to and including $10.0 billion, plus 0.98% per annum of the average daily net assets in excess of $10.0 billion.
(11)	For its investment advisory services to the Fund, BAL is entitled to receive a maximum annual management fee (as a percentage of average daily net assets) calculated as follows: 1.00% per annum of the first $1.0 billion of average daily net assets, plus 0.94% per annum of the average daily net assets exceeding $1.0 billion, up to and including $3.0 billion, plus 0.90% per annum of the average daily net assets exceeding $3.0 billion, up to and including $5.0 billion, plus 0.87% per annum of the average daily net assets exceeding $5.0 billion, up to and including $10.0 billion, plus 0.85% per annum of the average daily net assets in excess of $10.0 billion.
(12)	For its investment advisory services to the Fund, BAL is entitled to receive a maximum annual management fee (as a percentage of average daily net assets) calculated as follows: 0.40% per annum of the first $1.0 billion of average daily net assets, plus 0.38% per annum of the average daily net assets exceeding $1.0 billion, up to and including $3.0 billion, plus 0.36% per annum of the average daily net assets exceeding $3.0 billion, up to and including $5.0 billion, plus 0.35% per annum of the average daily net assets exceeding $5.0 billion, up to and including $10.0 billion, plus 0.34% per annum of the average daily net assets in excess of $10.0 billion.

BETWEEN THE MANAGER AND WESTWOOD

Pursuant to the separate sub-advisory agreement described below, the Manager has engaged Westwood as an investment sub-adviser to provide day-to-day portfolio management for a segment of the Equity Fund. Westwood manages the investments for a segment of the Equity Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Westwood follows the Manager’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, the Manager pays Westwood an investment sub-advisory fee equal to a percentage of the average daily net assets of the Equity Fund managed by Westwood at the rates set forth in the Prospectus under the heading of, “Managing the Investments of the Funds.” The fee is accrued daily and paid to Westwood quarterly.

BETWEEN THE MANAGER AND MARSICO

Pursuant to a separate sub-advisory agreement, the Manager has engaged Marsico as an investment sub-adviser to provide day-to-day portfolio management for a segment of the International Equity Fund. Marsico manages its segment of the International Equity Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Marsico follows the Manager’s policy of seeking to obtain the most favorable price and efficient execution available.

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For its services, the Manager pays Marsico an investment sub-advisory fee equal to a percentage of the average daily net assets of the International Equity Fund managed by Marsico. The fee is accrued daily and paid to Marsico monthly. The rates upon which the fee is based are set forth in the Prospectus under the heading of, “Managing the Investments of the Funds.”

BETWEEN THE MANAGER AND NORTHERN CROSS

Pursuant to a separate sub-advisory agreement, the Manager has engaged Northern Cross as an investment sub-adviser to provide day-to-day portfolio management for a segment of the International Equity Fund. Northern Cross manages its segment of the International Equity Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Northern Cross follows the Manager’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, the Manager pays Northern Cross an investment sub-advisory fee equal to a percentage of the average daily net assets of the International Equity Fund managed by Northern Cross. The fee is accrued daily and paid to Northern Cross quarterly. The rates upon which the fee is based are set forth in the Prospectus under the heading of, “Managing the Investments of the Funds.”

BETWEEN THE MANAGER AND BFA

Pursuant to a separate sub-advisory agreement, the Manager has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for the S&P 500 Index Fund. BFA manages the investments of the S&P 500 Index Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, BFA follows the Manager’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, the Manager pays BFA an investment sub-advisory fee equal to a percentage of the average daily net assets of the S&P 500 Index Fund. The fee is accrued daily and paid to BFA quarterly. The rates upon which the fee is based are set forth in the Prospectus under the heading of, “Managing the Investments of the Funds.”

BETWEEN THE MANAGER AND NORTHERN TRUST INVESTMENTS

Pursuant to a separate sub-advisory agreement, the Manager has engaged Northern Trust Investments as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and the International Index Fund. Northern Trust Investments manages the investments of the Small Cap Index Fund and the International Index Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Northern Trust Investments follows the Manager’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, the Manager pays Northern Trust Investments an investment sub-advisory fee equal to a percentage of the average daily net assets of each of Small Cap Index Fund and International Index Fund. The fee is accrued daily and paid to Northern Trust Investments quarterly. The rates upon which the fee is based are set forth in the Prospectus under the heading of, “Managing the Investments of the Funds.”

BETWEEN THE MANAGER AND BRIDGEWAY

Pursuant to a separate sub-advisory agreement, the Manager has engaged Bridgeway as the investment sub-adviser to provide day-to-day portfolio management for a segment of the Equity Fund and the Small/Mid Cap Equity Fund. Bridgeway manages its segments of the investments of the Equity Fund and the Small Cap/Mid Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, Bridgeway follows the Manager’s policy of seeking to obtain the most favorable price and efficient execution available.

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For its services, the Manager pays Bridgeway an investment sub-advisory fee equal to a percentage of the average daily net assets of its segments of the Equity Fund and the Small/Mid Cap Equity Fund. The fee is accrued daily and paid to Bridgeway quarterly. The rates upon which the fee is based are set forth in the Prospectus under the heading of, “Managing the Investments of the Funds.”

BETWEEN THE MANAGER AND RAINIER

Pursuant to a separate sub-advisory agreement, the Manager has engaged Rainier as the investment sub-adviser to provide day-to-day portfolio management for a segment of the Small/Mid Cap Equity Fund. Rainier manages its segment of the investments of the Small/Mid Cap Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, Rainier follows the Manager’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, the Manager pays Rainier an investment sub-advisory fee equal to a percentage of the average daily net assets of its segment of the Small/Mid Cap Equity Fund. The fee is accrued daily and paid to Rainier quarterly. The rates upon which the fee is based are set forth in the Prospectus under the heading of, “Managing the Investments of the Funds.”

TERMS OF SUB-ADVISORY AGREEMENTS

Each sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Manager or the sub-adviser, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. Each sub-advisory agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

PORTFOLIO MANAGERS

Unless otherwise noted, the information provided below is as of December 31, 2014, the Funds’ most recently completed calendar year.

OTHER ACCOUNTS MANAGED

Bridgeway as Sub-Adviser to the Equity Fund and the Small/Mid Cap Equity Fund

The individuals named as Bridgeway portfolio managers for the Equity Fund and the Small/Mid Cap Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below as of December 31, 2014:

John Montgomery	Total Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	13	$3.766 billion	4	$449 million
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	22	$233 million	10	$47 million

Elena Khoziaeva	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	13	$3.766 billion	4	$449 million
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	22	$233 million	10	$47 million

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Michael Whipple	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	13	$3.766 billion	4	$449 million
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	22	$233 million	10	$47 million

Westwood as Sub-Adviser to the Equity Fund

The individuals named as Westwood portfolio managers for the Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below as of December 31, 2014:

Varun Singh	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	6	$1,751.08	0	$0.00
Other Pooled Investment Companies	6	$697.06	0	$0.00
Other Accounts	38	$1,989.52	0	$0.00

Mark Freeman	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	8	$4,282.37	0	$0.00
Other Pooled Investment Companies	15	$1,386.49	0	$0.00
Other Accounts	65	$3,145.40	0	$0.00

Matt Lockridge	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	9	$2,035.73	0	$0.00
Other Pooled Investment Companies	12	$956.10	0	$0.00
Other Accounts	63	$2,554.66	0	$0.00

Scott Lawson	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	6	$1,751.08	0	$0.00
Other Pooled Investment Companies	6	$697.06	0	$0.00
Other Accounts	49	$1,992.56	0	$0.00

Lisa Dong	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	8	$1,952.46	0	$0.00
Other Pooled Investment Companies	9	$762.80	0	$0.00
Other Accounts	50	$2,118.22	0	$0.00

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Equity and Bond Fund, Bond Fund, Money Market Fund and Tax Advantaged Bond Fund

Joe Young, a portfolio manager for the Equity and Bond Fund, the Bond Fund, the Money Market Fund and the Tax Advantaged Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Young as of December 31, 2014 include the following:

•	Other Registered Investment Companies: 7 accounts, $1.9 billion in assets

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 23 accounts, $152.8 billion in assets

Duncan Funk, a portfolio manager for the Equity and Bond Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Funk as of December 31, 2014 include the following:

•	Other Registered Investment Companies: 6 accounts, $1.3 billion in assets

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 22 accounts, $95.2 billion in assets

Robert Reardon, a portfolio manager for the Tax Advantaged Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Reardon as of December 31, 2014 include the following:

•	Other Registered Investment Companies: 1 account, $653.1 million in assets

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 7 accounts, $48.9 billion in assets

Messrs. Young, Funk and Reardon do not manage any accounts for which the advisory fee is based upon performance.

Rainier as Sub-Adviser to the Small/Mid Cap Equity Fund

The individuals named as the Rainier portfolio managers for the Small/Mid Cap Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below as of December 31, 2014:

Mark W. Broughton	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Asset in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$2,236.6	-0-	-0-
Other Pooled Investment Vehicles	1	$21.5	-0-	-0-
Other Accounts	7	$267.1	-0-	-0-

Stacie Cowell	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Asset in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$2,236.6	-0-	-0-
Other Pooled Investment Vehicles	1	$21.5	-0-	-0-
Other Accounts	7	$267.1	-0-	-0-

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Andrea L. Durbin	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Asset in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$2,236.6	-0-	-0-
Other Pooled Investment Vehicles	1	$21.5	-0-	-0-
Other Accounts	7	$267.1	-0-	-0-

James R. Margard	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Asset in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$2,236.6	-0-	-0-
Other Pooled Investment Vehicles	1	$21.5	-0-	-0-
Other Accounts	7	$267.1	-0-	-0-

Marsico as Sub-Adviser to the International Equity Fund

The individuals named as Marsico portfolio managers for the International Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below as of December 31, 2014:

Munish Malhotra	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	6	$1,321	-0-	-0-
Other Pooled Investment Companies	0	$0	-0-	-0-
Other Accounts	3	$134	-0-	-0-

Northern Cross as Sub-Adviser to the International Equity Fund

The individuals named as Northern Cross portfolio managers for the International Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below as of December 31, 2014:

Howard Appleby	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	7	$48,583.51	-0-	-0-
Other Pooled Investment Companies	1	$58.98	-0-	-0-
Other Accounts	13	$3,292.15	-0-	-0-

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James LaTorre	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	7	$48,583.51	-0-	-0-
Other Pooled Investment Companies	1	$58.98	-0-	-0-
Other Accounts	13	$3,292.15	-0-	-0-

Jean-Francois Ducrest	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	7	$48,583.51	-0-	-0-
Other Pooled Investment Companies	1	$58.98	-0-	-0-
Other Accounts	13	$3,292.15	-0-	-0-

BFA as Sub-Adviser to the S&P 500 Index Fund

The individuals named as portfolio managers for the State Farm S&P 500 Index Fund were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the S&P 500 Index Fund, as indicated in the table below:

Christopher Bliss	Number of Other Accounts Managed	Total Assets in Accounts (billions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	59	$67.13	-0-	-0-
Other Pooled Investment Companies	208	$480.4	-0-	-0-
Other Accounts	164	$447.8	-0-	-0-

Alan Mason	Number of Other Accounts Managed	Total Assets in Accounts (billions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	293	$666.4	-0-	-0-
Other Pooled Investment Companies	406	$500.7	-0-	-0-
Other Accounts	280	$476.9	-0-	-0-

Greg Savage	Number of Other Accounts Managed	Total Assets in Accounts (billions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	302	$678.7	-0-	-0-
Other Pooled Investment Companies	89	$36.17	-0-	-0-
Other Accounts	2	$172.2 (million)	-0-	-0-

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Northern Trust Investments, Inc. as Sub-Adviser to the Small Cap Index Fund

As of December 31, 2014, Brent Reeder, portfolio manager for the Small Cap Index Fund also was primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to this Fund, as indicated in the table below:

Types of Accounts	Total Number of Accounts Managed	Total Assets (in billions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Registered Investment Companies	16	$23.1	-0-	-0-
Other Pooled Investment Vehicles	56	$204.6	-0-	-0-
Other Accounts	36	$21.8	-0-	-0-

NTI as Sub-Adviser to International Index Fund

As of December 31, 2014, Steven Santiccioli, portfolio manager for the International Index Fund also was primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition this Fund, as indicated in the table below:

Types of Accounts	Total Number of Accounts Managed	Total Assets (in billions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Registered Investment Companies	3	$5.8	-0-	-0-
Other Pooled Investment Vehicles	3	$20.1	-0-	-0-
Other Accounts	9	$5.7	-0-	-0-

State Farm LifePath Funds

As of December 31, 2014, the individuals named as portfolio managers for the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, and LifePath 2050 Master Portfolio, the Master Portfolios in which the State Farm LifePath Master Portfolios invest, were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, and LifePath 2050 Master Portfolio, as indicated in the table below:

Lifepath Retirement Fund

	Number of Other Accounts Managed	Total Assets in Accounts (billions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Alan Mason
Registered Investment Companies	305	$672.0	0	0
Other Pooled Investment Vehicles	406	$500.7	0	0
Other Accounts	280	$476.9	0	0
Amy Whitelaw
Registered Investment Companies	30	$18.89	0	0
Other Pooled Investment Vehicles	331	$245.4	0	0
Other Accounts	131	$38.10	0	0

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Lifepath 2020 Fund

	Number of Other Accounts Managed	Total Assets in Accounts (billions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Alan Mason
Registered Investment Companies	305	$672.0	0	0
Other Pooled Investment Vehicles	406	$500.7	0	0
Other Accounts	280	$476.9	0	0
Amy Whitelaw
Registered Investment Companies	30	$18.62	0	0
Other Pooled Investment Vehicles	331	$245.4	0	0
Other Accounts	131	$38.10	0	0

Lifepath 2030 Fund

	Number of Other Accounts Managed	Total Assets in Accounts (billions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Alan Mason
Registered Investment Companies	305	$672.0	0	0
Other Pooled Investment Vehicles	406	$500.7	0	0
Other Accounts	280	$476.9	0	0
Amy Whitelaw
Registered Investment Companies	30	$18.56	0	0
Other Pooled Investment Vehicles	331	$245.4	0	0
Other Accounts	131	$38.10	0	0

Lifepath 2040 Fund

	Number of Other Accounts Managed	Total Assets in Accounts (billions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Alan Mason
Registered Investment Companies	305	$672.0	0	0
Other Pooled Investment Vehicles	406	$500.7	0	0
Other Accounts	280	$476.9	0	0
Amy Whitelaw
Registered Investment Companies	30	$18.61	0	0
Other Pooled Investment Vehicles	331	$245.4	0	0
Other Accounts	131	$38.10	0	0

Lifepath 2050 Fund

	Number of Other Accounts Managed	Total Assets in Accounts (billions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Alan Mason
Registered Investment Companies	305	$672.0	0	0
Other Pooled Investment Vehicles	406	$500.7	0	0
Other Accounts	280	$476.9	0	0
Amy Whitelaw
Registered Investment Companies	30	$19.03	0	0
Other Pooled Investment Vehicles	331	$245.4	0	0
Other Accounts	131	$38.10	0	0

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Other than as identified above, no advisory fee is paid to the Manager or a sub-adviser based on performance for any of the accounts. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. The Manager and the sub-advisers have adopted policies and procedures that are designed to minimize the effects of these conflicts. The following discussion relates to potential conflicts for the named Funds.

Potential Conflicts of Interest in Managing the Funds

Potential Material Conflicts of Interest: S&P 500 Index Fund, LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

NTI’s Management of the Small Cap Index Fund and International Index Fund. The Northern Trust Investments portfolio managers responsible for managing the Small Cap Index Fund and the International Index Fund often are responsible for managing one or more other investment accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with Northern Trust Investments. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment

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restrictions among accounts that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts.

Northern Trust Investments has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Northern Trust Investments has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, Northern Trust Investments has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another one of its client accounts. Northern Trust Investments conducts periodic reviews of trades for consistency with these policies.

Bridgeway’s Management of the Equity Fund and the Small/Mid Cap Equity Fund. The objective of Bridgeway’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “Partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway’s size and geographical location. Bridgeway evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Investment Management Team, including John Montgomery, Elena Khoziaeva and Michael Whipple participate in a compensation program that includes base salary that is fixed annually, bonus and long-term incentives. Each member’s base salary is a function of review of market salary data for their respective role and an assessment of individual execution of responsibilities related to goals, integrity, team work and leadership. Profit-sharing bonuses are driven by company performance versus publicly-traded peers and/or company profit goals, and an assessment of individual execution of responsibilities related to goals. Bridgeway’s profitability is primarily affected by a) assets under management, b) management fees, for which some mutual funds have performance-based fees relative to stock market benchmarks, c) operating costs of Bridgeway, and d) tax rates.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases Bridgeway’s profitability (although certain funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, some portfolios managed by Bridgeway include performance-based management fees. Should the portfolio’s performance exceed the benchmark, Bridgeway may make more total management fees and increase its profitability. On the other hand, should the portfolio’s performance lag the benchmark, Bridgeway may experience a decrease in profitability.

Finally, all Bridgeway investment management team members participate in long-term incentive programs including a 401(k) plan and ownership programs in Bridgeway. With the exception of John Montgomery, investment team members (as well as all of Bridgeway’s partners) participate in an Employee Stock Ownership Program and Phantom Stock Program sponsored by Bridgeway. The value of this ownership is a function of Bridgeway’s profitability and growth. Bridgeway is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by Bridgeway’s profitability and growth. However, by policy of Bridgeway, John Montgomery may only receive distributions from Bridgeway in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Bridgeway has adopted certain compliance policies and procedures that are designed to detect, prevent, or mitigate conflicts or potential conflicts of interest that may arise. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Rainier’s Management of the Small/Mid Cap Equity Fund. The compensation paid to Rainier for managing the Small/Mid Cap Equity Fund is based only on a percentage of assets under management. Portfolio managers

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benefit from the revenues received from the Fund and other clients in the form of performance-based bonuses and through Rainier’s revenues and profitability. But no Rainier portfolio managers are compensated based directly on fee revenue earned by Rainier on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Subject to meeting its fiduciary responsibility to seek best execution for all client accounts, Rainier may obtain research and brokerage products or services that fall within the “safe harbor” established by Section 28 (e) of the Securities Exchange Act of 1934. Rainier will allocate brokerage transactions to those brokers, dealers and markets, and that such prices and commission rates, as in the good faith and judgment of Rainier will be in the best interest of its clients.

Research and brokerage products or services provided by brokers may not always be utilized in connection with the Small/Mid Cap Equity Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Some of these services would be considered part of a “soft dollar” arrangement. Because of the services provided, Rainier may pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if Rainier determines in good faith that the commission is reasonable in relation to the value of the brokerage research and services provided, viewed in terms of either the particular transaction or Rainier’s overall responsibilities with respect to the accounts over which it exercises investment discretion.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or other client account, the Small/Mid Cap Equity Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Rainier typically seeks to aggregate orders of the Fund with orders from its other client accounts in order to help ensure that all clients are treated fairly and equitably over time.

Rainier has adopted policies and procedures it believes are reasonably designed to detect, prevent, or mitigate conflicts or potential conflicts of interest that may arise.

Westwood’s Management of the Equity Fund. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Equity Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Equity Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Equity Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Westwood has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Westwood’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it believes that such aggregation may facilitate Westwood’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. Westwood generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. Westwood’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s).

The Manager’s management of the Equity and Bond Fund, Bond Fund, Money Market Fund and Tax Advantaged Bond Fund. The Manager’s portfolio managers manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts and separate accounts. The “side-by-side” management of these accounts by the Manager’s portfolio managers may raise potential conflicts of interest related to the allocation of investment opportunities and the aggregation and allocation of securities trades. The Manager’s portfolio managers make investment decisions for each account based on the account’s objective, strategies and other relevant investment considerations applicable to that account, including the account’s cash

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flows. Even where multiple accounts with similar investment objectives and strategies are managed by the same portfolio manager, the Manager may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account for various reasons, such as different cash flows in the accounts. Accordingly, the performance of each account managed by portfolio manager of the Manager may vary.

The Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Manager has developed trade allocation procedures to ensure that no one client account, regardless of type, is intentionally favored at the expense of another client in the trade allocation process. These allocation policies are designed to address potential conflicts of interests in situations where two or more funds or accounts participate in an investment decision involving the same securities. The Manager conducts periodic reviews of aggregated trades for consistency with these policies. In addition, the Manager has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and an affiliated person of that Fund, including an affiliated person which is a client account of the Manager.

Marsico’s Management of the International Equity Fund. A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different investment platforms, account types, opening or funding dates, cash flows, client-specific objectives or restrictions, or for other reasons. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interests may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy generally to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. Consistent with this approach, Marsico has adopted policies and procedures for allocating transactions fairly across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including Marsico’s Code of Ethics.

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Compensation

Portfolio managers of the Equity and Bond Fund, the Bond Fund, the Tax Advantaged Bond Fund and the Money Market Fund. Compensation paid to these portfolio managers is based upon the overall job performance in managing the investment accounts for Auto Company and its affiliates, as well as the Funds. These portfolio managers’ compensation packages consist of a base salary, incentive compensation, and other benefits. The base salary is fixed and is competitive with industry standards. Portfolio managers may elect to defer a portion of their fixed salary and incentive compensation. Incentive compensation is discretionary and is determined by Auto Company annually by reference to several objective factors as well as investment results.

Incentive compensation for portfolio managers is determined by a combination of the individual portfolio manager’s investment results as well as the investment results of the broader fixed income team. Portfolio management incentive compensation is discretionary and is determined annually by reference to various qualitative and quantitative factors and investment results.

The factors considered to determine incentive compensation for portfolio managers include adherence to investment philosophy, liquidity management, and long term returns relative to custom indices derived from the Barclays U.S. Aggregate Index, and the Barclays Municipal Bond Index. These factors are evaluated by members of Auto Company’s executive management. The evaluation is subjective in nature, from a perspective to reward long-term, rather than short-term performance, and does not rely solely on industry measurements.

In addition to the compensation described above, portfolio managers may receive other benefits based primarily on their management level and/or total compensation, and not their performance as portfolio managers. These benefits include participation in a supplemental incentive plan; supplemental retirement plans; annual comprehensive health evaluations; and financial planning services.

The portfolio managers, if eligible, may receive supplemental incentive plan payments. These payments are discretionary in nature and are a function of the overall performance of Auto Company and its affiliates as an enterprise. The payments under the plan are a function of the 1) organizational performance of Auto Company and its affiliated entities for certain criteria over a rolling three-year period and 2) the number of units allocated to the individual for each of the three-year performance cycles. Under the plan, payments are determined by considering criteria such as retention of insurance business, financial stability, financial services growth, expense reduction, personnel development, and compliance. Supplemental incentive plan payments are calculated using an internal formula.

The portfolio managers may also be eligible for the supplemental retirement plans that are offered to highly compensated employees. One of the plans allows employees to defer a portion of compensation into a later year(s). The other plan provides retirement benefits in excess of the benefits that can be provided under Auto Company’s qualified retirement plan (due to limitations on the amount of compensation or the type of service that may be counted). Benefits for this plan are calculated using the qualified plan’s formula, average annual compensation, and years of service.

Eligibility for financial planning services and comprehensive health evaluations is based upon an individual’s management level. The benefits provided under these programs are uniform and apply equally to all eligible participants.

Westwood’s Portfolio Managers for the Equity Fund. The compensation of the portfolio managers is structured to enable Westwood to attract and retain highly qualified professionals in a competitive environment and align incentives with clients. Each of the Fund’s portfolio manager’s compensation consists of a combination of base salary, cash incentive bonus awards, long-term equity-based incentive awards and employee and post- retirement benefits. Cash bonuses and equity-based awards, in the form of restricted stock, are awarded to portfolio managers based on an assessment of their performance on a range of qualitative and quantitative measures. Quantitative measures include the performance of stock recommendations and the performance of portfolios managed, including the Fund.

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Bridgeway Portfolio Managers of the Equity Fund and the Small/Mid Cap Equity Fund. The objective of Bridgeway’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway’s size and geographical location. Bridgeway evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Investment Management Team, including John Montgomery, Elena Khoziaeva and Michael Whipple participate in a compensation program that includes base salary that is fixed annually, bonus and long-term incentives. Each member’s base salary is a function of review of market salary data for their respective role and an assessment of individual execution of responsibilities related to goals, integrity, team work and leadership. Profit-sharing bonuses are driven by company performance versus publicly-traded peers and/or company profit goals, and an assessment of individual execution of responsibilities related to goals. Bridgeway’s profitability is primarily affected by a) assets under management, b) management fees, for which some mutual funds have performance-based fees relative to stock market benchmarks, c) operating costs of Bridgeway, and d) tax rates.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases Bridgeway’s profitability (although certain Funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, some portfolios managed by Bridgeway include performance-based management fees. Should the portfolio’s performance exceed the benchmark, Bridgeway may make more total management fees and increase its profitability. On the other hand, should the portfolio’s performance lag the benchmark, Bridgeway may experience a decrease in profitability.

Finally, all Bridgeway investment management team members participate in long-term incentive programs including a 401(k) Plan and ownership programs in Bridgeway. With the exception of John Montgomery, investment team members (as well as all of Bridgeway’s partners) participate in an Employee Stock Ownership Program and Phantom Stock Program sponsored by Bridgeway. The value of this ownership is a function of Bridgeway’s profitability and growth. Bridgeway is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by Bridgeway’s profitability and growth. However, by policy of Bridgeway, John Montgomery may only receive distributions from Bridgeway in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Bridgeway has adopted policies and procedures it believes are reasonably designed to detect, prevent or mitigate conflicts of interest that may arise.

Rainier Portfolio Managers of the Small/Mid Cap Equity Fund. All portfolio managers receive a fixed base salary and are owners of Rainier, meaning that they may receive distributions based on their relative ownership of Rainier.

Rainier has instituted a performance-based bonus program, which will provide for the portfolio managers to receive an annual bonus based on: (1) how each of the strategies of the portfolio manager manages performs during the applicable year on a pre-tax basis in comparison to the performance of the applicable benchmark index (on a gross of fee basis) and peer group; (2) the portfolio manager’s overall contribution to the portfolio management team as determined by the Board of Directors, based on the recommendation of Rainier’s compensation committee, with input from the Chief Investment Officer and other members of the portfolio management team; and (3) the more general performance of Rainier.

Marsico’s Portfolio Manager for the International Equity Fund. The compensation package for portfolio managers of Marsico includes a competitive base salary reevaluated periodically, and may also include periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievements and contributions benefitting the firm and/or clients. Base salaries also may be adjusted upward (or downward) based on similar factors. No other special employee incentive arrangements are currently in place or being planned.

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Portfolio manager compensation generally takes into account, among other factors, the overall performance of accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based solely on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees.

In addition to salary and bonus, Marsico’s portfolio managers may participate in other Marsico benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability and willingness to support and train other analysts, and other considerations.

Northern Cross’s Portfolio Managers for the International Equity Fund. Northern Cross is paid based upon a percentage of assets under management. The Principals of the company are each participants in the net earnings after expenses.

Portfolio Manager Compensation Overview: S&P 500 Index Fund, LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Mr. Mason and Ms. Whitelaw

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief

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Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed-income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around the benchmark, as applicable. The performance of Mr. Mason and Ms. Whitelaw is not measured against a specific benchmark.

Messrs. Bliss, Mason and Savage

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Bliss, Mason and Savage is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Mason and Savage have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan

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(RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio managers for the Small Cap Index Fund and the International Index Fund. Compensation for the NTI’s index fund’s portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager’s performance and contribution to his or her respective team. For NTI’s index fund’s portfolio managers, the annual incentive award is not based on performance of the portfolios or the amount of assets held in the portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Ownership of Securities

Of the Funds’ portfolio managers, the following portfolio manager owns the following level of Fund securities. No other Fund portfolio manager owns Fund securities.

Duncan Funk	Less than $10,000

This information is current as of December 31, 2014, the end of the Funds’ most recent calendar year.

SECURITIES ACTIVITIES OF THE MANAGER AND SUB-ADVISERS

Securities held by the Trust may also be held by separate accounts or mutual funds for which the Manager or a sub-adviser (collectively the “Investment Advisers”) acts as an adviser, some of which may be affiliated with them. Because of different investment objectives, cash flows or other factors, a particular security may be bought by an Investment Adviser for one or more of their clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, an Investment Adviser may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

If purchases or sales of securities for a Fund or other client of an Investment Adviser arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of an Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

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On occasions when an Investment Adviser (under the supervision of the Board of Trustees) deems the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by an Investment Adviser in the manner each considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

EQUITY AND BOND FUND, BOND FUND, TAX ADVANTAGED BOND FUND AND MONEY MARKET FUND

As described above, the Manager determines which securities to buy and sell for these Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer’s margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter.

In placing orders for securities transactions, the Manager’s policy is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust’s Board of Trustees, may pay higher than the lowest possible commission on agency trades, not principal trades, to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

When selecting broker-dealers to execute portfolio transactions, the Manager considers factors including the rate of commission or size of the broker-dealer’s “spread”, the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Manager. In some cases, the Manager may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Manager in providing investment advisory services to the Fund. However, all such directed brokerage will be subject to the Manager’s policy to attempt to obtain the most favorable price and efficient execution possible.

During the calendar years indicated, the Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund paid brokerage commissions of:

	2012	2013	2014
Equity and Bond Fund	$0	$0	$0
Bond Fund	$0	$0	$0
Tax Advantaged Bond Fund	$0	$0	$0
Money Market Fund	$0	$0	$0

S&P 500 INDEX FUND

BFA assumes general supervision over placing orders on behalf of the S&P 500 Index Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BFA and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, BFA seeks to obtain the best overall terms available for the S&P 500 Index Fund. In assessing the best overall terms available for any transaction, BFA considers factors deemed relevant, including the

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breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the S&P 500 Index Fund may transact business offer commission rebates to the S&P 500 Index Fund. BFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. BFA may from time to time execute trades on behalf of and for the account of the S&P 500 Index Fund with brokers or dealers that are affiliated with BFA. The S&P 500 Index Fund invested all of its assets into the S&P 500 Stock Master Portfolio until May 12, 2012. Effective May 12, 2012, the S&P 500 Index Fund began investing in individual portfolio securities. The table below sets forth the brokerage commissions paid by the S&P 500 Stock Master Portfolio for the period ending December 31, 2012. The table below also depicts the brokerage commissions paid by the S&P 500 Index Fund for the periods ending December 31, 2012, December 31, 2013 and December 31, 2014, during which the Fund invested in individual portfolio securities:

	Fiscal Year Ended 12/31/2012	Fiscal Year Ended 12/31/2013	Fiscal Year Ended 12/31/14
S&P 500 Stock Master Portfolio	$89,588	n/a	n/a
S&P 500 Index Fund	$509	2,589	$2,057

For additional information on BFA’s process for placing orders on behalf of the S&P 500 Index Fund, see the discussion of Portfolio Transactions and Brokerage for the LifePath Funds in this SAI.

EQUITY FUND, SMALL/MID CAP EQUITY FUND AND INTERNATIONAL EQUITY FUND

In providing services to the Funds, Bridgeway determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Bridgeway may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Bridgeway or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account. Bridgeway seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

Subject to meeting its fiduciary responsibility to seek best execution for all client transactions, Rainier may obtain research and brokerage products or services that fall under Section 28(e) of the Securities Exchange Act of 1934. Rainier will allocate brokerage transactions to those brokers, dealers, and markets, and at such prices and such commission rates, as in the good faith and judgment of Rainier will be in the best interests of its clients. Research and brokerage products or services provided by brokers may not always be utilized in connection with the Small/Mid Cap Equity Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. A Fund may be charged more for brokerage services than that which another broker might have charged for effecting the same transaction if Rainier determines in good faith that the commission is reasonable in relation to the value of the brokerage research and execution services provided, viewed in terms of either the particular transaction or Rainier’s overall responsibilities to its clients.

In providing their services to the Funds, each of Marsico, Westwood and Northern Cross strive to obtain best execution on its respective clients’ portfolio producing the most favorable total price reasonably attainable under

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the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer’s ability to offer liquidity and anonymity. In some cases, when two or more brokers are in position to obtain the best price and execution, preference may be given to brokers who have provided investment research or other related services.

The Equity Fund, the Small/Mid Cap Equity Fund and the International Equity Fund paid the following brokerage commissions during the calendar years indicated below:

	2012	2013	2014
Equity Fund	$109,873	$130,569	$129,591
Small/Mid Cap Equity Fund	$210,142	$291,344	$295,894
International Equity Fund	$108,613	$173,867	$255,470

SMALL CAP INDEX FUND AND INTERNATIONAL INDEX FUND

As described above, Northern Trust Investments determines which securities to buy and sell for these Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. In placing orders for securities transactions, Northern Trust Investment’s policy is to attempt to obtain the most favorable price and efficient execution available. The Small Cap Index Fund and the International Index Fund, subject to the review of the Trust’s Board of Trustees, may pay higher than the lowest possible commission on agency trades to obtain better than average execution of transactions and/or investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds. When selecting broker-dealers to execute portfolio transactions, Northern Trust Investments considers factors, including the rate of commission or size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to Northern Trust Investments. In some cases, Northern Trust Investments may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by Northern Trust Investments in providing investment advisory services to the Fund. However, all such directed brokerage will be subject to Northern Trust Investment’s to attempt to obtain the most favorable price and efficient execution possible.

	2012	2013	2014
Small Cap Index Fund	$1,930	$7,920	$1,130
International Index Fund	$1,360	$565	$1,930

LIFEPATH FUNDS

Subject to policies established by the Master Fund’s Board of Trustees, BFA is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for a Master Portfolio taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While BFA generally seeks reasonable trade execution costs, the Master Portfolio does not necessarily pay the lowest spread or commission available, and the payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including the Master Portfolio. In return for such services, BFA may cause the Master Portfolio to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.

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In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Master Portfolio, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BFA believes that access to independent investment research is beneficial to its investment decision-making processes and; therefore, to the Master Portfolio.

BFA may participate in client commission arrangements under which BFA may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BFA. BFA believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BFA will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BFA regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BFA views as impactful to its trading results.

BFA may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BFA by the broker-dealer) and execution or brokerage services within applicable rules and BFA’s policies to the extent that such permitted services do not compromise BFA’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker or dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BFA might pay with Master Portfolio commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Master Portfolio or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personal principally responsible for BFA’s individually managed portfolios,

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is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Master Portfolio to BFA are not reduced as a result of BFA’s receipt of research services. In some cases, BFA may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BFA makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BFA will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BFA faces a potential conflict of interest, but BFA believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Master Portfolio (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act. Subject to policies established by the Board of Trustees of the Master Portfolio, BFA is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage.

From time to time, the Master Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. Because the interests of the Master Portfolio are redeemable on a daily basis in U.S. dollars, the Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on the Master Portfolio’s portfolio strategies.

See “Brokerage Commissions” below for information about the brokerage commissions paid by the Master Portfolio, including commissions paid to affiliates, if any, for the periods indicated.

The Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including The PNC Financial Services Group, Inc. (“PNC”) and its affiliates, in connection with such transactions. However, an affiliated person of the Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a

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member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Master Portfolio’s Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread”, which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security; however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

BFA may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Master Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Master Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Master Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Master Portfolio and for other investment accounts managed by BFA are made independently of each other in light of differing conditions. BFA allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BFA’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BFA, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BFA or to induce future services or benefits to be rendered to BFA, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro rata allocation may result in the Master Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently traded at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would

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otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible client accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BFA on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BFA clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Master Portfolio or other clients or funds for which BFA or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Master Portfolio is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BFA on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC, BlackRock Investments LLC (“BRIL”) or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Master Portfolio’s Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

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Information about the brokerage commissions paid by each LifePath Master Portfolio is set forth in the following table:

Master Portfolio	Fiscal Year Ended 12/31/2012	Fiscal Year Ended 12/31/2013	Fiscal Year Ended 12/31/2014
LifePath Retirement Master Portfolio	$18,558	$20,369	$13,538
LifePath 2020 Master Portfolio	$45,202	$44,719	$39,810
LifePath 2030 Master Portfolio	$56,135	$51,255	$54,732
LifePath 2040 Master Portfolio	$37,831	$49,873	$55,839
LifePath 2050 Master Portfolio	$10,008	$10,801	$12,719

Securities of Regular Broker/Dealers. As of December 31, 2014, the Master Portfolios owned no securities of its “regular brokers or dealers” (as defined in the 1940 Act) or their parents.

BROKERAGE COMMISSIONS PAID TO AFFILIATES

During the past three fiscal years, the Funds and Master Portfolios in which the S&P 500 Index Fund and the LifePath Funds invest did not pay brokerage commissions to affiliated brokers.

PORTFOLIO TURNOVER

Because of the Equity Fund’s, Small/Mid Cap Equity Fund’s and International Equity Fund’s flexibility of investment and emphasis on growth of capital, these Funds may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The Equity and Bond Fund’s portfolio turnover is expected to be low. The Equity and Bond Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

Consistent with the Equity Index Funds’ and the LifePath Funds’ investment objectives, each will attempt to minimize portfolio turnover. There are no fixed limitations regarding the portfolio turnover rate for the Bond Fund, and securities initially satisfying the objectives and policies of this Fund may be disposed of when they are no longer deemed suitable.

In periods of relatively stable interest rate levels, Tax Advantaged Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund’s portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund’s investment objective.

Since short-term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund’s shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is

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open for business. Shares of the Funds will not be priced on days when the NYSE is closed. The discussion below relates to the computation of NAV for the specified Funds.

EQUITY FUND, SMALL/MID CAP EQUITY FUND, INTERNATIONAL EQUITY FUND, S&P 500 INDEX FUND, SMALL CAP INDEX FUND, INTERNATIONAL INDEX FUND, EQUITY AND BOND FUND, BOND FUND AND TAX ADVANTAGED BOND FUND

Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day, such securities are valued at the last sale price on the exchange on which it is traded. Equity securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. Securities traded only on over-the-counter markets generally are valued at the closing bid price. Equities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the Nasdaq Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking a NOCP, the last current reported sales price as of the time of valuation of NASDAQ, or lacking any current reported sales on NASDAQ at the time of valuation, at the most recent bid quotation on NASDAQ.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at a fair value as determined by one or more independent pricing services (each, a “Service”). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service’s procedures are reviewed by the officers of the Trust under the general supervision of the Boards of Trustees of the Trust.

Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the amortized cost method of valuation does not appear to fairly reflect the fair value of any security, a fair value will be determined in good faith by or under the direction of the Boards of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because foreign securities (other than American Depositary Receipts) are valued as of the close of trading on various exchanges and over- the-counter markets throughout the world, the NAV of Funds investing in foreign securities generally includes values of foreign securities held by those Funds that were effectively determined several hours or more before the time NAV is calculated. In addition, foreign securities held by Funds may be traded actively in securities markets which are open for trading on days when the Funds do not calculate their NAV. Accordingly, there may be occasions when a Fund holding foreign securities does not calculate its NAV but when the value of such Fund’s portfolio securities is affected by such trading activity.

The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the Board of the Trust if it appears that the value of the

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security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing NAV.

The Trust’s Board of Trustees has adopted procedures to value non-U.S. securities (“foreign securities”). The procedures require foreign securities to be fair valued in certain circumstances using prices provided by a third-party pricing service. The Manager fair values foreign securities on valuation days when the closing prices for such securities are determined not to reflect the market value of such securities as of the time a Fund computes its NAVs. The Manager uses systematic and objective standards to determine when the closing prices of the foreign securities do not reflect the market value of such securities.

Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

Securities for which market quotations are not readily available, or for which the procedures described above do not produce a fair value, are valued at a fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price with the Board of Trustees or its delegate believes reflects the current and true price of the security.

MONEY MARKET FUND

All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant NAV of $1.00 per share. The Board of Trustees of the Trust has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objectives, to stabilize the NAV per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a NAV per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s NAV might still decline.

The Master Portfolios

NAV per share for the LifePath Funds, as feeder funds, will reflect the NAV of their respective Master Portfolios, which is described in more detail below. NAV for a Master Portfolio is determined on each day the Master Portfolio is open for trading. The assets of each LifePath Master Portfolio consist of shares of the Underlying Funds, which are valued as described below. The NAVs of the Master Portfolios in which the LifePath Funds invest are calculated as described below.

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The aggregate net asset value of a Master Portfolio is the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses). Expenses, including the fee payable to BTC and BFA, are accrued daily. Each investor in a Master Portfolio may add to or reduce its investment in the Master Portfolio on each day the NYSE is open for trading. The value of each investor’s interest in the Master Portfolio will be determined after the close of business on the NYSE by multiplying the aggregate net asset value of the Master Portfolio by the percentage, effective for that day, that represents the investor’s share of the aggregate interests in the Master Portfolio. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate interests in the Master Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Master Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Master Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Master Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors in the Master Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Master Portfolio after the close of business on the NYSE or the next determination of the aggregate net asset value of the Master Portfolio.

Valuation of securities held by a Master Portfolio is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued, however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Master Portfolio on a day on which the Master Portfolio values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a Master Portfolio holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a Master Portfolio values such security, the prior day’s price will be used, unless BTC or BFA determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Master Fund’s Board of Trustees. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of

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trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Master Portfolio on a day on which the Master Portfolio values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Master Portfolio values such option, the prior day’s price will be used, unless BTC or BFA determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Master Fund’s Board of Trustees.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

New York Stock Exchange Closings. The holidays on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

All Underlying iShares Funds

The following discussion regarding the determination of NAV relates to the Underlying iShares Funds. Therefore, the term “Fund” or “Funds” refers to those funds and not to the State Farm LifePath Funds.

The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally at 4:00 P.M., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The value of the securities and other assets held by the Fund, and its liabilities, are determined pursuant to valuation policies and procedures approved by the Board of the Underlying iShares Fund. The Fund’s assets and liabilities are valued primarily on the basis of market quotations, when readily available.

Equity investments are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the security is primarily traded at the time of valuation.

Certain Funds invest in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 P.M., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when purchasers or sellers of the Underlying iShares Fund will not be able to purchase or redeem Fund shares.

Generally, trading in non-U.S. securities, U.S. Government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and

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procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets or liability determined in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

The Underlying Money Market Fund

The following discussion regarding valuation relates to the Underlying Money Market Fund. Therefore, the term “Fund” refers to that fund and not to the State Farm LifePath Funds.

The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value their portfolio securities using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life of 120 days or less, purchase securities have been remaining maturities (as defined in Rule 2a-7) of 397 calendar days (about 13 months) or less, and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be that period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable-rate and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, each Fund’s price per share as computed for the purpose of sale and redemptions at $1.00. Such procedures include review of each Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund’s net asset value per share as determined by using available market quotations (or an approximate substitute which reflects current market conditions) deviates from $1.00 per share

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based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds one-half of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, such action may include redeeming shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

GENERAL

Computation of NAV by the Funds, the Master Portfolios and the Underlying Funds (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

PURCHASE AND REDEMPTION OF FUND SHARES

Purchases of Fund shares are discussed fully in the Prospectus under the heading “Shareholder Information—How to Buy Shares.” Redemptions of Fund Shares are discussed fully in the Prospectus under the heading “Shareholder Information—How to Redeem Fund Shares.”

SPECIAL WAIVERS. Class A and Legacy Class A shares are purchased without a sales charge in the situations specified in the Prospectus. However, in certain specific situations, redemptions of such shares within 12 months of purchase are subject to a contingent deferred sales charge of 0.50% of the lesser of the value of the shares redeemed or the total cost of the shares.

RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors a cumulative discount under which investors are permitted to purchase Class A and Legacy Class A shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current NAV of the purchaser’s holdings of shares of any Fund. Acceptance of the purchase order is subject to confirmation of qualification. The cumulative discount may be amended or terminated at any time as to subsequent purchases.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan (“SWP”) is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. Periodic checks will be sent to the applicant, or any person designated by him, monthly, quarterly or annually.

Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the NAV per share in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and ultimately may exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder’s death; or (3) when all shares under the SWP have been redeemed.

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SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Board of Trustees of the Trust. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to $500,000 of the applicable Fund during any 90-day period for any one account.

APPOINTMENT OF AUTHORIZED AGENTS. Shares of each Fund may be purchased or redeemed in connection with retirement plan administrative and recordkeeping services offered by one or more third party administrators designated by the Trust. The Trust authorizes third party administrators or their designees (“authorized agents”) to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund’s NAV per share next computed after the receipt by the authorized agent of such purchase order. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order.

DISTRIBUTION EXPENSES

Management Corp. serves as the principal underwriter for the Trust pursuant to a Distribution Agreement which has been approved by the Board of Trustees of the Trust. Management Corp. is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). Class A, Legacy Class A, Class R-1 and Class R-2 shares of each Fund will be continuously offered and will be sold by registered representatives of Management Corp., which receives sales charges and/or distribution plan fees from these classes of Fund shares under the Distribution Agreement. Class B and Legacy Class B shares of the Funds are no longer offered by registered representatives of Management Corp. Institutional Class and R-3 shares are made available for purchase by Management Corp. in circumstances specified in the Prospectus for the applicable share class. Registered representatives of Management Corp. are not compensated for selling Institutional Class and R-3 shares.

Management Corp. uses the sales charges and 12b-1 distribution plan fees it collects from certain Classes of each Fund to pay cash and non-cash compensation to its registered representatives for their services. Registered representatives who sell Class A and Legacy Class A shares receive direct and indirect compensation for their services. Even though Management Corp. received no upfront sales charge when an investor purchased Class B or Legacy Class B shares, Management Corp. paid its registered representatives the same amount for selling Class B and Legacy Class B shares as it pays those persons for selling Class A and Legacy Class A shares. Management Corp. registered representatives receive reduced compensation for selling Class A shares to “Qualified Purchasers,” a term defined in the Prospectus for Class A, Class B, Legacy Class A and Legacy Class B shares. In the case of Class B and Legacy Class B shares, Management Corp. finances the commissions payable to its registered representatives by paying commissions when Fund shares are sold and by using future and anticipated contingent deferred sales charges and 12b-1 distribution fees to recoup the initial commission expense. Registered representatives receive annual trailing commissions for selling all four share classes.

Management Corp.’s registered representatives are compensated differently for selling Class R-1 and R-2 shares. Whenever a registered representative’s customer purchases shares of either Class R-1 or R-2, the registered representative receives a sales commission equal to a percentage of the amount invested. The percentage varies depending upon the amount of R-1 and R-2 shares purchased and/or owned by the qualified retirement plan. Registered representatives can qualify for an additional sales commission on their sale of R-1 and R-2 shares if they annually sell more than $150,000 of R-1 and R-2 shares to their customers. Registered representatives receive annual trailing commissions with respect to their customers’ investments in Class R-1 or R-2 shares. In the case of Class R-1 and R-2, the annual trailing commissions are 0.35% and 0.20%, respectively, of the average daily NAV invested in Fund shares in the accounts of the registered representative’s customers.

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In addition to paying commissions directly to its registered representatives for selling Fund shares and for providing other shareholder services, Management Corp. may, in its discretion, pay other cash and non-cash compensation to such persons for their services, including, but not limited to, cash bonuses, prizes, awards and trips. The aggregate amount of direct and indirect compensation paid by Management Corp. to its registered representatives for selling Fund shares may, over short or extended periods of time, exceed the aggregate amount of sales charges and distribution plan fees that Management Corp. receives from the Trust.

Management Corp. bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Trust bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. Management Corp. is not obligated to sell any specific amount of shares of any Fund.

Management Corp.’s business and mailing address is One State Farm Plaza, Bloomington, Illinois 61710. Management Corp. was organized as a Delaware corporation in November 1996 and is a wholly-owned subsidiary of the Manager.

Management Corp., as principal underwriter for the Funds, receives underwriting commissions from the Funds in the form of front-end sales charges and contingent deferred sales charges, and the underwriting commissions paid by the Funds to Management Corp. during the previous three calendar years are reflected in the chart below. Management Corp. sells Fund shares through its registered representatives and does not appoint other brokers or dealers to sell Fund shares. Accordingly, Management Corp. retains 100% of the underwriting commissions received from the Funds.

105

Underwriting Commissions Paid by the Funds to Management Corp.,

the Trust’s Distributor and Principal Underwriter

Calendar Year	Fund	Front-End Sales Charges	Compensation on Redemption or Repurchase (Contingent Deferred Sales Charges)	Aggregate Underwriting Commissions (Front End Sales Charges plus Contingent Deferred Sales Charges)	Aggregate Underwriting Commissions Retained by Management Corp.
2012	Equity Fund	403,409	13,145	416,554	416,554
2013	Equity Fund	467,366	12,533	479,900	479,900
2014	Equity Fund	564,572	10,079	574,651	574,651
2012	Small/Mid Cap Equity Fund	279,092	13,024	292,115	292,115
2013	Small/Mid Cap Equity Fund	345,670	7,247	352,917	352,917
2014	Small/Mid Cap Equity Fund	434,617	7,328	441,945	441,945
2012	International Equity Fund	131,988	4,895	136,883	136,883
2013	International Equity Fund	147,554	3,485	151,039	151,039
2014	International Equity Fund	185,703	2,922	188,625	188,625
2012	S&P 500 Index Fund	1,209,572	51,495	1,261,068	1,261,068
2013	S&P 500 Index Fund	1,683,373	39,995	1,723,368	1,723,368
2014	S&P 500 Index Fund	2,469,261	40,964	2,510,225	2,510,225
2012	Small Cap Index Fund	331,664	19,872	351,536	351,536
2013	Small Cap Index Fund	436,084	13,794	449,878	449,878
2014	Small Cap Index Fund	537,750	15,529	553,279	553,279
2012	International Index Fund	242,954	10,251	253,205	253,205
2013	International Index Fund	325,366	8,352	333,717	333,717
2014	International Index Fund	456,735	8,180	464,916	464,916
2012	Equity and Bond Fund	403,410	17,388	420,797	420,797
2013	Equity and Bond Fund	574,010	12,640	586,650	586,650
2014	Equity and Bond Fund	733,748	14,610	748,358	748,358
2012	Bond Fund	2,717,159	24,771	2,741,929	2,741,929
2013	Bond Fund	1,515,558	28,709	1,544,268	1,544,268
2014	Bond Fund	972,301	18,568	990,868	990,868
2012	Tax Advantaged Bond Fund	2,749,739	4,434	2,754,173	2,754,173
2013	Tax Advantaged Bond Fund	1,283,878	12,432	1,296,311	1,296,311
2014	Tax Advantaged Bond Fund	634,291	11,179	645,470	645,470
2012	Money Market Fund	0	9,475	9,475	9,475
2013	Money Market Fund	0	7,638	7,638	7,638
2014	Money Market Fund	0	4,205	4,205	4,205
2012	LifePath Retirement Fund	3,699,534	38,648	3,738,182	3,738,182
2013	LifePath Retirement Fund	4,403,243	43,327	4,446,570	4,446,570
2014	LifePath Retirement Fund	4,265,252	36,992	4,302,243	4,302,243
2012	LifePath 2020 Fund	6,002,259	95,441	6,097,700	6,097,700
2013	LifePath 2020 Fund	7,406,458	86,260	7,492,718	7,492,718
2014	LifePath 2020 Fund	7,929,133	76,990	8,006,123	8,006,123
2012	LifePath 2030 Fund	6,257,778	115,547	6,373,325	6,373,325
2013	LifePath 2030 Fund	7,196,204	114,415	7,310,619	7,310,619
2014	LifePath 2030 Fund	8,136,536	98,943	8,235,479	8,235,479
2012	LifePath 2040 Fund	4,370,254	120,815	4,491,068	4,491,068
2013	LifePath 2040 Fund	5,119,660	104,910	5,224,570	5,224,570
2014	LifePath 2040 Fund	6,196,205	101,114	6,297,320	6,297,320
2012	LifePath 2050 Fund	1,564,653	0	1,564,653	1,564,653
2013	LifePath 2050 Fund	2,044,008	0	2,044,008	2,044,008
2014	LifePath 2050 Fund	2,890,567	0	2,890,567	2,890,567

	2014 Totals	36,406,671	447,602	36,854,273	36,854,273

106

Other than the compensation described in the table above, Management Corp. received no other compensation, such as brokerage commissions, from the Funds during the calendar year ended December 31, 2014.

State Farm VP Management Corp., the principal underwriter and distributor of the shares of State Farm Mutual Fund Trust, is a party to a Distribution & Marketing Support Agreement with BlackRock Fund Advisors. Under the Distribution & Marketing Support Agreement, BlackRock Fund Advisors pays State Farm VP Management Corp. an annual fee equal to a percentage of the total average daily net assets of the LifePath Master Portfolios attributable to the State Farm LifePath Funds’ investment in the LifePath Master Portfolios. BlackRock Fund Advisors pays this fee to State Farm VP Management Corp. in exchange for State Farm VP Management Corp.’s sales, marketing and distribution support services related to the State Farm LifePath Funds, which indirectly benefit the LifePath Master Portfolios.

DISTRIBUTION PLANS

State Farm Mutual Fund Trust has adopted a distribution and service plan (the “Plan”) for Class A, Class B, Legacy Class A, Legacy Class B, Class R-1 and Class R-2 shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of FINRA regarding asset based sales charges. The Trust has also entered into a Shareholder Services Agreement with the Manager for Class A, Class B, Legacy Class A, Legacy Class B, Institutional Class, Class R-1, Class R-2 and Class R-3 shares of each Fund.

Pursuant to the Plan, each Fund will pay Management Corp. a 12b-1 distribution and service fee equal to the amounts specified in the Trust’s Prospectuses.

The 12b-1 distribution and service expenses of a Fund pursuant to the Plan are accrued on a fiscal year basis. The purpose of the 12b-1 distribution and service fee is to compensate Management Corp. for its expenses in financing ongoing services to shareholders and any activity primarily intended to result in the sale of Fund shares. Management Corp. pays commissions to registered representatives as well as reimbursement of expenses of printing Prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

In accordance with the terms of the Plan, Management Corp. will provide to each Fund, for review by the Board of Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. Each quarter, the Board of Trustees will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

The Plan was adopted by a majority vote of the Board of Trustees, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. In approving the Plan, the Trustees identified and considered a number of potential benefits which the Plan may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit each Fund and its current and future shareholders. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Board of Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund affected thereby. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

107

The anticipated benefits to the Funds and their shareholders that may result from the Plan are as follows. First, the Plan allows more flexibility to the prospective shareholder in choosing how to pay sales loads. Second, it provides an attractive compensation package for the sales force to sell the Funds which is necessary to attract assets. Third, the Plan provides an incentive for the sales force to provide a higher level of service and compensate them accordingly. This in turn should lead to improved retention and a higher amount of assets, which in turn will benefit all shareholders by lowering costs per share in the future.

The Funds also will compensate the Manager under the Shareholder Services Agreement for account maintenance and personal services provided to Class A, Class B, Legacy Class A, Legacy Class B, Institutional Class, Class R-1, Class R-2, and Class R-3 shareholders. The expenses of a class of shares of a Fund under the Shareholder Services Agreement are accrued on a fiscal year basis and equal the following percentages of the average daily net assets of the specified classes of the Funds:

	Shareholder Servicing Fee
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional Class
All Funds	0.25%	0.25%	0.25%	0.25%	0.25%

R-Shares of each Fund, including the R-Shares of the Equity and Bond Fund, shall pay the Manager for each month a shareholder service fee at an annual rate the amount of which is reflected in the schedule below and which depends on the total amount of net assets invested in R-Shares of all Funds on the close of the first business day of December in the previous calendar year:

Total Amount of Net Assets Invested in R-Shares of all Funds as of the First Business Day in December in the Previous Calendar Year	Percentage Charged as a Shareholder Servicing Fee to Each R-Share Class of Each Fund in the Subsequent Calendar Year
Less than $1 Billion	0.3200%
$1-2 Billion	0.3060%
$2-3 Billion	0.2907%
$3-4 Billion	0.2846%
$4-5 Billion	0.2813%
More than $5 Billion	0.2800%

The tables below reflect the 12b-1 payments made by Class A, Legacy Class A, Class B, Legacy Class B, Class R-1 and Class R-2 of the Funds to Management Corp., and the amount of distribution expenses incurred by Management Corp. Under the Plan, the Funds make 12b-1 payments to Management Corp. only if Management Corp. has incurred distribution or service expenses. The Funds may make 12b-1 payments to Management Corp. to reimburse Management Corp. for distribution or service expenses it incurred in prior periods.

108

State Farm Mutual Fund Trust

Class A 12b-1 Distribution Plan Report

for

Period Ending December 31, 2014

			Equity	Small/Mid Cap Equity	Int’l Equity	S&P 500 Index	Small Cap Index	Int’l Index	Equity & Bond	Bond
1)	Payments made by Fund to SFVPMC		$246,804	$215,831	$105,208	$798,590	$236,534	$190,231	$238,389	$847,060
2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$45,008	$—	$1,258	$—	$1,147	$—	$—	$679,110
	b)	Employee Salary, Benefits, and Overhead	$286,658	$238,424	$145,792	$828,255	$265,628	$232,848	$281,609	$782,910
	c)	Preparation & Mailing of: Advertising and Marketing	$60,649	$60,115	$54,747	$85,793	$61,141	$58,653	$60,613	$93,130
		Prospectus Costs	$518	$460	$225	$1,677	$504	$404	$503	$1,817

3)	Total Distribution Expenses		$392,832	$298,999	$202,023	$915,724	$328,420	$291,906	$342,725	$1,556,967

4)	Excess of Total Distribution Expenses over payments made by Fund		$146,028	$83,168	$96,815	$117,135	$91,886	$101,674	$104,336	$709,907

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund		$943,457	$1,067,975	$784,626	$2,610,638	$1,134,740	$1,263,928	$997,679	$5,723,905

			Tax Adv Bond	Money Market	LifePath Retirement	LifePath 2020	LifePath 2030	LifePath 2040	LifePath 2050	Grand Total
1)	Payments made by Fund to SFVPMC		$998,736	$2,796	$1,782,749	$2,746,949	$2,592,368	$1,619,090	$510,999	$13,132,335
2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$904,245	$42,390	$—	$—	$—	$—	$—	$1,673,157
	b)	Employee Salary, Benefits, and Overhead	$859,895	$285,596	$1,717,435	$2,641,424	$2,431,263	$1,565,177	$608,448	$13,171,362
	c)	Preparation & Mailing of: Advertising and Marketing	$100,512	$69,744	$136,848	$181,984	$173,787	$126,839	$72,511	$1,397,066
		Prospectus Costs	$2,139	$815	$3,790	$5,823	$5,490	$3,427	$1,072	$6,108

3)	Total Distribution Expenses		$1,866,790	$398,545	$1,858,073	$2,829,231	$2,610,540	$1,695,443	$682,031	$16,270,248

4)	Excess of Total Distribution Expenses over payments made by Fund		$868,054	$395,749	$75,324	$82,282	$18,171	$76,353	$171,032	$3,137,914

5)	Cumulative Excess of Total Distribution Expenses over payments made by Fund		$7,245,623	$5,261,249	$5,781,648	$10,685,207	$9,535,729	$6,290,560	$1,166,612	$60,493,575

109

State Farm Mutual Fund Trust

Legacy Class A 12b-1 Distribution Plan Report

for

Period Ending December 31, 2014

			Equity	Small/Mid Cap Equity	Int’l Equity	S&P 500 Index	Small Cap Index	Int’l Index	Equity & Bond	Bond
1)	Payments made by Fund to SFVPMC		$265,947	$246,800	$123,937	$1,054,874	$490,454	$245,721	$264,606	$324,873
2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$176,532	$122,476	$54,472	$703,491	$276,097	$133,530	$153,725	$211,078
	b)	Employee Salary, Benefits, and Overhead	$225,151	$212,556	$136,315	$714,442	$367,022	$213,554	$225,380	$265,596
	c)	Preparation & Mailing of: Advertising and Marketing	$62,820	$62,206	$55,991	$102,468	$75,718	$62,241	$62,890	$66,595
		Prospectus Costs	$568	$530	$267	$2,252	$1,059	$528	$566	$700

3)	Total Distribution Expenses		$465,070	$397,768	$247,045	$1,522,653	$719,896	$409,853	$442,561	$543,969

4)	Excess of Total Distribution Expenses over Payments made by Fund		$199,123	$150,967	$123,108	$467,778	$229,442	$164,132	$177,955	$219,097

5)	Cumulative Excess of Total Distribution Expenses over Payments made by Fund		$6,549,912	$5,933,775	$4,039,964	$22,065,937	$11,097,512	$6,993,828	$7,864,265	$10,201,882

			Tax Adv Bond	Money Market	LifePath Retirement	LifePath 2020	LifePath 2030	LifePath 2040	Grand Total
1)	Payments made by Fund to SFVPMC		$208,465	$1,210	$704,946	$1,116,541	$889,088	$646,427	$6,583,889
2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$101,890	$19,508	$480,888	$753,646	$576,366	$409,981	$4,173,679
	b)	Employee Salary, Benefits, and Overhead	$187,355	$163,390	$508,315	$786,084	$637,419	$485,603	$5,128,182
	c)	Preparation & Mailing of: Advertising and Marketing	$60,217	$58,751	$86,573	$106,830	$94,665	$82,303	$1,040,267
		Prospectus Costs	$448	$373	$1,518	$2,393	$1,902	$1,383	$6,472

3)	Total Distribution Expenses		$349,909	$242,022	$1,077,294	$1,648,953	$1,310,352	$979,270	$10,356,617

4)	Excess of Total Distribution Expenses over Payments made by Fund		$141,444	$240,812	$372,348	$532,412	$421,264	$332,843	$3,772,727

5)	Cumulative Excess of Total Distribution Expenses over Payments made by Fund		$6,522,458	$7,961,305	$10,860,022	$21,594,227	$14,752,129	$10,014,137	$146,451,353

110

State Farm Mutual Fund Trust

Class B 12b-1 Distribution Plan Report

for

Period Ending December 31, 2014

			Equity	Small/Mid Cap Equity	Int’l Equity	S&P 500 Index	Small Cap Index	Int’l Index	Equity & Bond	Bond
1)	Payments made by Fund to SFVPMC		$22,073	$94,253	$73,920	$90,329	$94,851	$81,646	$97,619	$77,740
2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$3,628	$5,153	$2,396	$21,456	$5,059	$5,039	$10,972	$13,707
	b)	Employee Salary, Benefits, and Overhead	$51,742	$64,134	$59,832	$66,147	$65,092	$62,340	$64,676	$79,649
	c)	Preparation & Mailing of: Advertising and Marketing	$49,748	$51,165	$50,766	$50,951	$51,268	$50,985	$51,074	$50,957
		Prospectus Costs	$16	$74	$56	$65	$76	$66	$72	$64

3)	Total Distribution Expenses		$105,134	$120,526	$113,051	$138,618	$121,494	$118,430	$126,794	$144,378

4)	Excess of Total Distribution Expenses over Payments made by Fund		$83,061	$26,272	$39,131	$48,289	$26,644	$36,784	$29,175	$66,637

5)	Cumulative Excess of Total Distribution Expenses over Payments made by Fund		$88,056	$26,897	$42,800	$70,979	$27,156	$40,022	$30,057	$327,946

			Tax Adv Bond	Money Market	LifePath Retirement	LifePath 2020	LifePath 2030	LifePath 2040	Grand Total
1)	Payments made by Fund to SFVPMC		$44,269	$11	$83,192	$250,941	$322,254	$327,657	$1,660,755
2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$4,233	$—	$16,854	$37,630	$51,200	$63,717	$241,045
	b)	Employee Salary, Benefits, and Overhead	$71,088	$60,953	$67,001	$97,547	$113,304	$115,252	$1,038,758
	c)	Preparation & Mailing of: Advertising and Marketing	$50,262	$49,474	$51,055	$53,719	$54,920	$54,909	$721,252
		Prospectus Costs	$37	$3	$69	$180	$230	$233	$1,241

3)	Total Distribution Expenses		$125,620	$110,430	$134,980	$189,076	$219,654	$234,111	$2,002,296

4)	Excess of Total Distribution Expenses over Payments made by Fund		$81,351	$110,419	$51,788	$(61,865)	$(102,600)	$(93,545)	$341,541

5)	Cumulative Excess of Total Distribution Expenses over Payments made by Fund		$219,679	$240,329	$67,709	$100,422	$70,897	$84,853	$1,437,801

111

State Farm Mutual Fund Trust

Class B 12b-1 Service Plan Report

for

Period Ending December 31, 2014

			Equity	Small/Mid Cap Equity	Int’l Equity	S&P 500 Index	Small Cap Index	Int’l Index	Equity & Bond	Bond
1)	Payments made by Fund to SFVPMC		$5,886	$20,103	$15,104	$24,088	$20,466	$17,648	$19,962	n/a
2)	Servicing Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$6,067	$6,141	$2,744	$25,492	$7,498	$5,757	$8,057	n/a
	b)	Employee Salary, Benefits, and Overhead	$13,798	$17,102	$15,955	$17,639	$17,358	$16,624	$17,247	n/a
	c)	Preparation & Mailing of: Advertising and Marketing	$—	$—	$—	$—	$—	$—	$—	n/a
		Prospectus Costs	$—	$—	$—	$—	$—	$—	$—	n/a

3)	Total Servicing Expenses		$19,865	$23,243	$18,699	$43,131	$24,856	$22,381	$25,304	n/a

4)	Excess of Total Servicing Expenses over Payments made by Fund		$13,979	$3,140	$3,596	$19,043	$4,390	$4,734	$5,342	n/a

5)	Cumulative Excess of Total Servicing Expenses over Payments made by Fund		$30,130	$16,210	$18,816	$58,220	$4,557	$5,509	$18,784	n/a

			Tax Adv Bond	Money Market	LifePath Retirement	LifePath 2020	LifePath 2030	LifePath 2040	Grand Total
1)	Payments made by Fund to SFVPMC		n/a	n/a	$25,936	$66,918	$85,934	$87,375	$389,419
2)	Servicing Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	n/a	n/a	$27,472	$66,614	$88,070	$91,790	$335,702
	b)	Employee Salary, Benefits, and Overhead	n/a	n/a	$17,867	$26,013	$30,214	$30,734	$220,551
	c)	Preparation & Mailing of: Advertising and Marketing	n/a	n/a	$—	$—	$—	$—	$—
		Prospectus Costs	n/a	n/a	$—	$—	$—	$—	$—

3)	Total Servicing Expenses		n/a	n/a	$45,339	$92,626	$118,285	$122,524	$556,254

4)	Excess of Total Servicing Expenses over Payments made by Fund		n/a	n/a	$19,403	$25,708	$32,350	$35,149	$166,835

5)	Cumulative Excess of Total Servicing Expenses over Payments made by Fund		n/a	n/a	$130,577	$272,757	$329,553	$332,075	$1,217,189

112

State Farm Mutual Fund Trust

Legacy Class B 12b-1 Distribution Plan Report

for

Period Ending December 31, 2014

			Equity	Small/Mid Cap Equity	Int’l Equity	S&P 500 Index	Small Cap Index	Int’l Index	Equity & Bond	Bond
1)	Payments made by Fund to SFVPMC		$59,536	$87,216	$70,286	$210,223	$196,159	$106,892	$159,103	$38,285
2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$20,833	$13,031	$5,938	$65,963	$24,273	$9,817	$21,434	$11,049
	b)	Employee Salary, Benefits, and Overhead	$75,820	$81,035	$76,519	$114,941	$107,607	$85,549	$97,734	$70,552
	c)	Preparation & Mailing of: Advertising and Marketing	$50,658	$51,214	$50,855	$54,040	$53,642	$51,674	$52,616	$50,309
		Prospectus Costs	$50	$73	$59	$177	$165	$89	$132	$33

3)	Total Distribution Expenses		$147,361	$145,353	$133,370	$235,121	$185,687	$147,130	$171,916	$131,943

4)	Excess of Total Distribution Expenses over Payments made by Fund		$87,825	$58,137	$63,084	$24,898	$(10,472)	$40,238	$12,813	$93,658

5)	Cumulative Excess of Total Distribution Expenses over Payments made by Fund		$1,839,768	$2,205,590	$1,724,935	$5,703,249	$3,402,935	$2,256,382	$3,104,487	$2,742,886

			Tax Adv Bond	Money Market	LifePath Retirement	LifePath 2020	LifePath 2030	LifePath 2040	Grand Total
1)	Payments made by Fund to SFVPMC		$5,420	$31	$71,001	$174,024	$161,511	$150,197	$1,489,884
2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$378	$—	$19,023	$57,206	$54,413	$45,444	$348,802
	b)	Employee Salary, Benefits, and Overhead	$61,306	$62,492	$79,779	$107,905	$104,001	$100,498	$1,225,740
	c)	Preparation & Mailing of: Advertising and Marketing	$49,499	$49,632	$51,167	$53,561	$53,183	$52,862	$724,911
		Prospectus Costs	$5	$9	$61	$149	$138	$128	$1,266

3)	Total Distribution Expenses		$111,188	$112,132	$150,031	$218,820	$211,735	$198,931	$2,300,719

4)	Excess of Total Distribution Expenses over Payments made by Fund		$105,769	$112,101	$79,029	$44,796	$50,224	$48,734	$810,835

5)	Cumulative Excess of Total Distribution Expenses over Payments made by Fund		$2,353,186	$767,377	$739,847	$3,322,229	$2,667,588	$1,951,033	$34,781,492

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State Farm Mutual Fund Trust

Class R1 12b-1 Distribution Plan Report

for

Period Ending December 31, 2014

			Equity	Small/Mid Cap Equity	Int’l Equity	S&P 500 Index	Small Cap Index	Int’l Index	Equity & Bond	Bond
1)	Payments made by Fund to SFVPMC		$11,098	$18,125	$13,185	$33,214	$19,434	$17,730	$13,663	$17,792
2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$12,080	$11,178	$6,647	$34,401	$13,304	$12,726	$7,304	$14,039
	b)	Employee Salary, Benefits, and Overhead	$65,621	$67,541	$65,152	$76,562	$68,481	$68,041	$64,838	$68,179
	c)	Preparation & Mailing of: Advertising and Marketing	$49,659	$49,874	$49,749	$50,251	$49,930	$49,869	$49,722	$49,859
		Prospectus Costs	$12	$20	$14	$36	$21	$19	$15	$19

3)	Total Distribution Expenses		$127,372	$128,612	$121,563	$161,250	$131,737	$130,656	$121,877	$132,098

4)	Excess of Total Distribution Expenses over Payments made by Fund		$116,274	$110,487	$108,378	$128,036	$112,303	$112,926	$108,215	$114,305

5)	Cumulative Excess of Total Distribution Expenses over Payments made by Fund		$230,126	$241,988	$225,159	$443,047	$256,262	$275,052	$217,475	$278,026

			Tax Adv Bond	Money Market	LifePath Retirement	LifePath 2020	LifePath 2030	LifePath 2040	LifePath 2050	Grand Total
1)	Payments made by Fund to SFVPMC		n/a	$78	$33,434	$88,514	$131,906	$95,172	$25,830	$519,176
2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	n/a	$1,256	$33,699	$104,381	$148,937	$113,161	$28,795	$541,907
	b)	Employee Salary, Benefits, and Overhead	n/a	$66,670	$76,475	$111,160	$133,480	$116,651	$75,715	$1,124,567
	c)	Preparation & Mailing of: Advertising and Marketing	n/a	$49,983	$50,256	$51,740	$52,801	$51,895	$50,001	$705,589
		Prospectus Costs	n/a	$24	$36	$95	$142	$102	$27	$156

3)	Total Distribution Expenses		n/a	$117,932	$160,466	$267,376	$335,360	$281,810	$154,538	$2,372,646

4)	Excess of Total Distribution Expenses over Payments made by Fund		n/a	$117,855	$127,032	$178,861	$203,454	$186,638	$128,708	$1,853,470

5)	Cumulative Excess of Total Distribution Expenses over Payments made by Fund		n/a	$475,998	$311,678	$774,989	$894,656	$761,924	$189,743	$5,576,123

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State Farm Mutual Fund Trust

Class R2 12b-1 Distribution Plan Report

for

Period Ending December 31, 2014

			Equity	Small/Mid Cap Equity	Int’l Equity	S&P 500 Index	Small Cap Index	Int’l Index	Equity & Bond	Bond
1)	Payments made by Fund to SFVPMC		$37,780	$33,658	$18,538	$56,781	$26,583	$23,371	$18,188	$23,472
2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	$41,639	$32,493	$18,691	$62,256	$24,775	$20,742	$18,683	$20,135
	b)	Employee Salary, Benefits, and Overhead	$86,871	$83,806	$73,661	$100,397	$78,660	$75,455	$72,962	$74,958
	c)	Preparation & Mailing of: Advertising and Marketing	$50,848	$50,755	$50,139	$51,693	$50,548	$50,341	$50,102	$50,366
		Prospectus Costs	$66	$60	$33	$101	$48	$41	$32	$42

3)	Total Distribution Expenses		$179,424	$167,113	$142,523	$214,447	$154,030	$146,579	$141,778	$145,501

4)	Excess of Total Distribution Expenses over Payments made by Fund		$141,644	$133,455	$123,986	$157,665	$127,447	$123,207	$123,590	$122,030

5)	Cumulative Excess of Total Distribution Expenses over Payments made by Fund		$474,678	$433,639	$353,158	$748,293	$383,807	$409,989	$321,170	$403,401

			Tax Adv Bond	Money Market	LifePath Retirement	LifePath 2020	LifePath 2030	LifePath 2040	LifePath 2050	Grand Total
1)	Payments made by Fund to SFVPMC		n/a	$258	$66,716	$156,333	$142,891	$117,843	$28,677	$751,089
2)	Distribution Expenses paid by SFVPMC:
	a)	Commissions and Other Payments to Registered Representatives	n/a	$3,757	$83,386	$196,075	$171,758	$142,616	$41,368	$878,372
	b)	Employee Salary, Benefits, and Overhead	n/a	$79,925	$113,919	$186,529	$172,155	$152,097	$87,163	$1,438,557
	c)	Preparation & Mailing of: Advertising and Marketing	n/a	$51,185	$52,225	$55,610	$55,009	$53,812	$50,412	$723,044
		Prospectus Costs	n/a	$72	$119	$276	$252	$206	$50	$422

3)	Total Distribution Expenses		n/a	$134,939	$249,649	$438,488	$399,173	$348,732	$178,993	$3,041,370

4)	Excess of Total Distribution Expenses over Payments made by Fund		n/a	$134,681	$182,934	$282,156	$256,282	$230,889	$150,316	$2,290,282

5)	Cumulative Excess of Total Distribution Expenses over Payments made by Fund		n/a	$911,723	$718,462	$1,442,541	$1,349,705	$1,132,258	$248,462	$9,331,287

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OTHER SERVICE PROVIDERS

CUSTODIANS

JPMorgan Chase Bank, North American Insurance Securities Services, 4 New York Plaza, 15th Floor, New York, New York 10004 (“JPMorgan Chase”), acts as custodian of the assets of each Fund, except the S&P 500 Index Fund, the International Index Fund, the International Equity Fund and the LifePath Funds. State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 (“State Street”), is the Trust’s custodian for the S&P 500 Index Fund, the International Index Fund, the LifePath Funds and the International Equity Fund.

JPMorgan Chase and State Street (the “custodians”) may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust’s instructions) assets from a Fund’s general (regular) custody account. The custodians also will hold certain assets of certain of the Funds or Master Portfolios constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. The Manager performs fund accounting services, including the valuation of portfolio securities and the calculation of NAV, for each Fund other than the LifePath Funds, the International Equity Fund and the International Index Fund. State Street performs fund accounting services for these Funds.

TRANSFER AGENT

The Transfer Agent Agreement between the Trust and the Manager appoints the Manager as the Funds’ transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) prepares and mails transaction confirmations, annual records of investments and tax information statements; (2) effects transfers of Fund shares; (3) prepares annual shareowner meeting lists; (4) prepares, mails and tabulates proxies; (5) mails shareowner reports; and (6) disburses dividend and capital gains distributions. The Manager does not receive a fee under the Transfer Agent Agreement with the Trust, but the Manager does receive compensation for performing similar services under the Shareholder Services Agreement, which is discussed in this SAI. The Manager has retained a vendor to assist it in the performance of its transfer agency services.

PNC Global Investment Servicing (U.S.) Inc. acts as transfer agent and dividend disbursing agent for the Master Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois 60606. The firm audits each Fund’s annual financial statements, reviews certain regulatory reports and each Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Audit Committee.

TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectus generally describes the United States federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance

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companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Fund and Underlying Fund (each, a “RIC”) qualify as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the RIC’s shareholders. Each RIC will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each RIC, even though each RIC is a series of a trust. Furthermore, each RIC will separately determine its income, gains and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each RIC must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, certain securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in “qualified publicly traded partnerships” as defined in the Code. Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities. Each RIC must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent the value of such securities does not exceed 5% of the value of the RIC’s total assets and to the extent such securities do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the RIC’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or of two or more issuers the RIC controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a RIC may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each RIC generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A RIC generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a RIC generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a RIC may make the distributions in the following taxable year. Furthermore, if a RIC declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the RIC and its shareholders will be treated as if the RIC paid the distribution by December 31 of the first taxable year. Each RIC intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate RIC-level federal income taxation of such income and gain. However, no assurance can be given that a RIC will not be subject to federal income taxation. If a RIC failed to qualify as a regulated investment company, the RIC would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and

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profits would be taxed to shareholders as ordinary dividends. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.

Excise Tax. A 4% nondeductible excise tax will be imposed on each RIC’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98.2% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Pursuant to an available election, each RIC may use the 12 month period ending on the last day of its taxable year for purposes of determining its capital gain net income. Each RIC intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects to owe little, if any, excise tax. However, no assurance can be given that a RIC will not be subject to the excise tax.

Capital Loss Carry-Forwards. A RIC is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, indefinitely. A RIC’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to RIC-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. For information about the unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains of the Funds of the Trust, please see the Notes to Financial Statements in the Trust’s Annual Report, which is incorporated herein by reference. The RICs cannot carry back or carry forward any net operating losses.

Equalization Accounting. Each RIC may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a RIC’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a RIC to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a RICs’s total returns, it may reduce the amount that the RIC would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on RIC distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the RICs, and thus the use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios. A Fund may seek to continue to qualify as a regulated investment company by investing its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, will be disregarded as a separate entity from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a Master Portfolio were to recognize but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, it is intended that each Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments. In this section, all references to a Fund include, if applicable, an Underlying Fund or a Master Portfolio. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

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If a Fund purchases a debt obligation with original issue discount, generally at an issue price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID and, if an election is made, accrued market discount on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by a Fund.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. As stated below, gain or loss on certain foreign currency contracts that are Section 1256 contracts will be treated as ordinary income and loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Because the application of the straddle rules may affect the character of gains and losses,

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defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) certain futures or forward contracts; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although a Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements. In addition, payments received by a Fund in connection with securities lending and repurchase

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agreements will not qualify for recently enacted reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. For federal income tax purposes, a RIC’s earnings and profits, described above, are determined at the end of the RIC’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a RIC’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in shares of the RIC, generally are deemed to be taxable distributions and must be reported on each RIC shareholder’s federal income tax return. Distributions in excess of a RIC’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in its RIC shares and then capital gain. A RIC may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a RIC as a capital gain distribution will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the RIC’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held RIC shares. Each RIC will report capital gains distributions, if any, in a written notice mailed by the RIC to its shareholders after the close of the RIC’s taxable year.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. No assurance is given that a Fund eligible to make such election will do so.

Federal Income Tax Rates. Under current law, the maximum individual federal income tax rate applicable to ordinary income generally is 39.6% and the maximum rate applicable to realized net capital gain of individuals generally is 20%.

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Under current law, the maximum individual federal income tax rate applicable to “qualified dividend income” is 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and reported as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will be treated as realizing qualified dividend income only to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period requirements are met, and individual Fund shareholders will be treated a realizing qualified dividend income from the Fund only to the extent that the shareholders meet certain holding period requirements with respect to their Fund shares. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not be qualified dividend income. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

There have been and likely will continue to be proposals for amendments to the federal income tax laws that could, if enacted, have adverse effects on a Fund, its investments, or its shareholders.

For taxable years beginning after December 31, 2012 an additional tax at a rate of 3.8% generally will be imposed on a portion of the net investment income of certain non-corporate taxpayers. For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Backup Withholding.The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is scheduled to increase for taxable years beginning after December 31, 2012.

Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Cost Basis Reporting. The Funds must report to the IRS and furnish to Fund shareholders cost basis and holding-period information for Fund shares purchased after December 31, 2011, and sold after that date. The Funds

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will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use a default cost basis method that has not yet been determined. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly reports as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for regular federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

The Fund uses the “average annual” method to determine the percentage of dividends qualifying as tax-exempt income. This determination is made annually in January. The percentage of a particular dividend that is reported as tax-exempt income may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period from which the distribution was made.

Exempt-interest dividends are exempt from regular federal income tax, but they may affect the tax liabilities of taxpayers who are subject to the AMT. Exempt-interest dividends are also includible in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxable. The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on private activity bonds and, for purposes of calculating a corporate taxpayer’s adjusted current earnings under the corporate alternative minimum tax, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Tax Advantaged Bond Fund is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

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CODES OF ETHICS

The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust’s officers and Trustees and the employees of the Manager. Sub-advisers have adopted similar Codes of Ethics relating to their employees, and the Board of Trustees of the Trust has adopted Sub-advisers’ Codes of Ethics insofar as they relate to their respective employees’ activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. Subscribers to the Codes of Ethics may invest in securities, including securities that may be purchased or held by a Fund.

SHARES

The Trust was organized as a business trust pursuant to the laws of the State of Delaware on June 8, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust’s Funds. There are currently fifteen series of shares.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

As of March 31, 2015, State Farm Bank, as Custodian for IRA plans, owned of record in the aggregate the following number of shares of the Funds. The address for State Farm Bank is P.O. Box 2316, Bloomington, IL 61702-2316. Shareholders who hold the power to vote a large percentage of shares (at least 25%) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting. Neither State Farm Bank nor the Manager is the beneficial owner of any of these shares.

Fund	Shares Owned	Percentage of Fund Shares Outstanding
Equity Fund Legacy A	8,866,441.246	78.73%
Equity Fund Legacy B	741,188.816	90.98%
Equity Fund Class A	8,674,370.273	69.46%
Equity Fund Class B	280,377.396	85.70%
Equity Fund Institutional	4,748,518.341	19.08%
Small/Mid Cap Equity Fund Legacy A	4,434,815.483	52.50%
Small/Mid Cap Equity Fund Legacy B	357,437.819	33.15%
Small/Mid Cap Equity Fund Class A	5,110,383.417	65.67%
Small/Mid Cap Equity Fund Class B	231,349.285	20.13%
Small/Mid Cap Equity Fund Institutional	3,038,356.207	78.15%
International Equity Fund Legacy A	1,621,555.299	37.30%
International Equity Fund Legacy B.	102,406.526	10.83%
International Equity Fund Class A	2,226,047.175	56.62%

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Fund	Shares Owned	Percentage of Fund Shares Outstanding
International Equity Fund Class B	86,700.217	9.23%
International Equity Fund Institutional	1,156,345.606	64.83%
S&P 500 Index Fund Legacy A	22,930,545.709	80.32%
S&P 500 Index Fund Legacy B	1,634,613.168	92.96%
S&P 500 Index Fund Class A	18,959,291.036	71.50%
S&P 500 Index Fund Class B	688,577.689	86.42%
S&P 500 Index Fund Institutional	8,879,148.182	89.98%
Small Cap Index Fund Legacy A	7,772,066.592	62.98%
Small Cap Index Fund Legacy B	517,633.067	29.42%
Small Cap Index Fund Class A	4,417,802.250	65.73%
Small Cap Index Fund Class B	185,645.607	21.19%
Small Cap Index Fund Institutional	4,112,007.275	81.12%
International Index Fund Legacy A	4,467,501.474	56.78%
International Index Fund Legacy B	238,496.247	19.38%
International Index Fund Class A	4,755,583.728	67.15%
International Index Fund Class B	176,235.613	18.33%
International Index Fund Institutional	2,792,307.170	73.45%
Equity and Bond Fund Legacy A	7,034,406.121	70.29%
Equity and Bond Fund Legacy B	577,497.923	26.70%
Equity and Bond Fund Class A	7,222,129.703	64.09%
Equity and Bond Fund Class B	239,916.957	18.20%
Equity and Bond Fund Institutional	2,416,333.820	88.71%
Bond Fund Legacy A	9,464,060.815	83.36%
Bond Fund Legacy B	369,021.566	93.83%
Bond Fund Class A	27,422,800.031	84.01%
Bond Fund Class B	475,139.462	46.06%
Bond Fund Institutional	4,081,138.167	20.48%
Tax Advantaged Bond Fund Legacy B	5,787.282	10.11%
Money Market Fund Legacy A	50,324,441.673	80.44%
Money Market Fund Legacy B	786,847.158	97.22%
Money Market Fund Class A	122,605,686.833	78.55%
Money Market Fund Class B	323,955.926	83.62%
Money Market Fund Institutional	49,027,108.661	78.28%
LifePath Retirement Fund Legacy A	17,926,884.688	80.92%
LifePath Retirement Fund Legacy B	609,039.633	94.12%
LifePath Retirement Fund Class A	53,558,640.996	81.08%
LifePath Retirement Fund Class B	881,135.443	87.08%
LifePath Retirement Fund Institutional	6,809,021.023	86.66%
LifePath 2020 Fund Legacy A	27,937,638.779	86.85%
LifePath 2020 Fund Legacy B	1,434,524.391	96.14%
LifePath 2020 Fund Class A	76,255,758.572	85.32%
LifePath 2020 Fund Class B	2,128,156.617	91.89%
LifePath 2020 Fund Institutional	11,958,014.680	84.44%
LifePath 2030 Fund Legacy A	22,021,376.345	89.72%
LifePath 2030 Fund Legacy B	1,293,768.997	97.01%
LifePath 2030 Fund Class A	71,045,334.913	87.28%
LifePath 2030 Fund Class B	2,674,600.577	93.87%
LifePath 2030 Fund Institutional	13,368,858.940	87.25%
LifePath 2040 Fund Legacy A	15,517,343.621	89.74%
LifePath 2040 Fund Legacy B	1,213,372.325	97.35%

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Fund	Shares Owned	Percentage of Fund Shares Outstanding
LifePath 2040 Fund Class A	43,718,004.038	89.87%
LifePath 2040 Fund Class B	2,707,814.879	95.29%
LifePath 2040 Fund Institutional	16,249,187.776	91.84%
LifePath 2050 Fund Class A	20,659,241.543	84.69%

The following table shows certain information for shareholders of the Trust who beneficially own more than 5% of a Class of the Fund’s outstanding shares as of April 1, 2015. As the owner of more than 25% of the outstanding shares of the share classes specified below, a shareholder is deemed to control the applicable share class. When shareholders are asked to vote on an issue at the share class level (such as when voting on a change to the Trust’s 12b-1 Plan for the share class), a controlling shareholder can significantly influence the outcome of the voting. A controlling shareholder also can take other shareholder actions permitted by the Trust’s Declaration of Trust and Bylaws, such as convening a shareholder meeting on an issue that impacts the specific share class.

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount of beneficial ownership (Shares)	(4) Percent of class
Small/Mid Cap Equity Fund— Legacy Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,896,238.2310	22%
International Equity Fund— Legacy Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,844,426.6780	42%
Small Cap Index Fund— Legacy Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	2,075,447.6730	16%
International Index Fund— Legacy Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,878,963.1520	23%
Equity and Bond Fund— Legacy Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,398,835.5920	13%
Tax Advantaged Bond Fund— Legacy Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	2,748,086.0250	37%
Tax Advantaged Bond Fund— Legacy Class A	Melton Kwong Living Trust—6 Del Rey Ct, San Carlos, CA 94070-1907	470,987.9500	6%
Small/Mid Cap Equity Fund— Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	677,649.0100	62%
International Equity Fund— Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	837,018.3650	88%
Small Cap Index Fund— Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,201,581.1900	68%
International Index Fund— Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	977,823.4280	79%
Equity and Bond Fund— Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,522,368.1110	70%
Tax Advantaged Bond Fund— Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	36,954.2110	64%
Money Market Fund— Legacy Class B	Obinna C. Akubukwe—16538 W. Central Street, Surprise, AZ 85388-1183	59,893.5200	7%
Equity Fund— Institutional Class	State Farm Mutual Fund Trust—1 State Farm Plaza, Bloomington, IL 61701-0001	19,161,637.8920	77%
Small/Mid Cap Equity Fund—Institutional Class	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	265,176.1520	6%

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(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount of beneficial ownership (Shares)	(4) Percent of class
Bond Fund— Institutional Class	State Farm Mutual Fund Trust—1 State Farm Plaza, Bloomington, IL 61701-0001	11,331,827.5250	56%
Bond Fund— Institutional Class	State Farm Mutual Fund Trust—1 State Farm Plaza, Bloomington, IL 61701-0001	3,683,353.9550	18%
International Equity— Institutional Class	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	339,326.5880	19%
International Index Fund— Institutional Class	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	329,005.4380	8%
Equity Fund— Class R-1	Mark Eller—124 Aspenwood Drive, East Amherst, NY 14051-1738	16,812.3640	6%
Equity Fund— Class R-1	Winkler Medical Practice I—1521 S Delanare, Springfield, MO 65804	34,662.5790	14%
Small/Mid Cap Equity Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	113,765.6430	38%
International Equity Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	120,192.3080	53%
International Equity Fund— Class R-1	Stephen Moore—31849 Star Road, Rock Falls, IL 61071-9462	14,271.3380	6%
S & P 500 Index Fund— Class R-1	Integra Trading & Consulting—2040 Harbor Island Drive, San Diego, CA 92101-1047	25,901.4410	5%
Small Cap Index Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	82,440.2310	38%
International Index Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	110,253.5830	41%
Equity and Bond Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	109,529.0250	40%
Equity and Bond Fund— Class R-1	Primus Solutions—10332 Main Street 325, Fairfax, VA 22030-2410	15,335.0050	5%
Equity and Bond Fund— Class R-1	J Briggs—2099 Shrider Rd, Colorado Springs, CO 80920-3506	32,646.4750	11%
Bond Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	94,250.7070	30%
Bond Fund— Class R-1	A-Action Janitorial Services—6607 Tribble Street, Lithonia, GA 30058-4607	18,226.9500	5%
Money Market Fund— Class R-1	Central Illinois Insurance Financial—1805 Grist Mill Drive, Springfield, IL 62711-8114	244,906.1400	5%
LifePath Retirement Fund— Class R-1	B. Foschino & Son Landscape, Inc.—27 Brook Street, Norwood, NJ 07648-1513	33,194.2870	5%
LifePath 2050 Fund— Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	100,000.0000	16%
Small/Mid Cap Equity Fund— Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	881,057.2690	11%
International Equity Fund— Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	843,170.3200	21%
Small Cap Index Fund— Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	664,010.6240	9%
International Index Fund— Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	766,871.1660	10%

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(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount of beneficial ownership (Shares)	(4) Percent of class
Equity and Bond Fund— Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,001,001.0010	8%
Equity Fund— Class R-2	Choice ATM Enterprises, Inc—2000 East Lamar Blvd, Suite 750, Arlington, TX 76006-7341	84,429.0240	5%
Small/Mid Cap Equity Fund— Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	113,765.6430	11%
International Equity Fund— Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	120,192.3080	20%
International Equity Fund— Class R-2	Maralex Resources, Inc.—775 Goddard Avenue, PO Box 338, Ignacio, CO 81137-0338	44,324.0520	7%
Small Cap Index Fund— Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	82,440.2310	15%
Small Cap Index Fund— Class R-1	Circle 8 Logistics—555 Waters Edge Suite 225, Lombard, IL 60148-7028	37,350.4160	6%
International Index Fund – Class R-2	State Farm Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	110,253.5830	15%
International Index Fund— Class R-2	Damon & Damon, D D S—4407 N. Division, Suite 722, Spokane, WA 99207-1613	41,030.4870	5%
Equity and Bond Fund— Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	109,529.0250	16%
Equity and Bond Fund— Class R-2	RBS Subways Inc.—30569 State Highway 27, Wauzeka, WI 53826-8711	57,245.0600	8%
Equity and Bond Fund— Class R-2	Moore Petroleum Company, Inc—630 Midway Drive, Winfield, AL 35594-0580	42,296.8320	6%
Bond Fund— Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	94,250.7070	13%
Bond Fund— Class R-2	Urban—222 S. Town East Blvd., Mesquite, TX 75149-2810	39,299.2970	5%
Money Market Fund— Class R-2	Eagle Sales, Inc.—5100 Raleigh-LaGrange Road, Memphis, TN 38134-5214	683,468.8500	5%
LifePath Retirement Fund— Class R-2	Kirby and Kirby—2614 Artesia Blvd, Redondo Beach, CA 90278-3312	122,218.3280	6%
LifePath 2050 Fund— Class R-2	Chipman & Taylor Chevrolet, Co 40—250 SE Bishop Blvd, Pullman, WA 99163-4914	71,649.6620	6%
LifePath 2050 Fund— Class R-2	Imprezzio, Inc.—108 N. Washington Street, 6th Floor, Spokane, WA 99201-5003	71,237.4660	6%
LifePath 2050 Fund— Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	100,000.0000	8%
Equity Fund— Class R-3	Scaparotti Construction—5910 Landerbrook Dr., Suite 230, Cleveland, OH 44124-6500	103,781.0090	44%
Equity Fund— Class R-3	Brent Bergheger Chrysler-Dodge, Inc.—2220 West Main Street, Masoutah, IL 62258	17,669.6290	7%
Equity Fund— Class R-3	DPC Engineering P.C.—145 Prescott Avenue, Elmira Heights, NY 14903-1768	21,456.4940	9%
Equity Fund— Class R-3	Thomas & Muller Systems—80 Gravel Pike, Red Hill, PA 18076-1423	36,318.5960	15%
Equity Fund— Class R-3	Wolf & Fox, P.C.—1200 Pennsylvania NE, Albuquerque, NM 87110-7400	12,593.0410	5%

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(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount of beneficial ownership (Shares)	(4) Percent of class
Small/Mid Cap Equity Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	113,765.6430	47%
Small/Mid Cap Equity Fund— Class R-3	Scaparotti Construction—5910 Landerbrook Dr., Suite 230, Cleveland, OH 44124-6500	25,029.1940	10%
Small/Mid Cap Equity Fund— Class R-3	Jim Spachman Agency—2104 Crimson Ln., Bloomington, IL 61704-2741	18,954.4100	7%
Small/Mid Cap Equity Fund— Class R-3	The Women’s Clinic of New Albany—460 West Bankhead Street, New Albany, MS 38652-3319	27,374.5060	11%
International Equity Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	120,192.3080	62%
International Equity Fund— Class R-3	Scaparotti Construction—5910 Landerbrook Dr., Suite 230, Cleveland, OH 44124-6500	27,848.7380	14%
S&P 500 Index Fund— Class R-3	Scaparotti Construction—5910 Landerbrook Dr., Suite 230, Cleveland, OH 44124-6500	16,498.8380	11%
S&P 500 Index Fund— Class R-3	Sun Construction—1232 Boston Ave., Longmont, CO 80501-5801	20,584.6550	14%
S & P 500 Index Fund— Class R-3	Ver Hage of Holland, Inc.—343 East 8th Street, Holland, MI 49423-3787	7,072.3440	5%
S & P 500 Index Fund— Class R-3	Praemium Technology Inc—800 Woodfield Road Ste 106, Schaumburg, IL 60173-4763	7,102.440	5%
S & P 500 Index Fund— Class R-3	Wolf & Fox P C—1200 Pennsylvania NE, Albuquerque, NM 87110-7400	10,795.4260	7%
S & P 500 Index Fund— Class R-3	Insight—11105 Brookline Drive, Fairfax, VA 22030-4539	13,297.3740	9%
S & P 500 Index Fund— Class R-3	RSI—543 Main Street, Kiowa, KS 67070-1405	12,041.5310	8%
S & P 500 Index Fund— Class R-3	The Women’s Clinic of New Albany—460 West Bankhead Street, New Albany, MS 38652-3319	22,004.8750	15%
Small Cap Index Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	82,440.2310	55%
Small Cap Index Fund— Class R-3	Scaparotti Construction—5910 Landerbrook Dr., Suite 230, Cleveland, OH 44124-6500	10,530.1000	7%
Small Cap Index Fund— Class R-3	DPC Engineering—145 Prescott Ave., Elmira Heights, NY 14903-1768	10,215.6880	6%
Small Cap Index Fund— Class R-3	Jim Spachman Agency—2104 Crimson Ln., Bloomington, IL 61704-2741	12,271.6950	8%
International Index Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	110,253.5830	60%
International Index Fund— Class R-3	DPC Engineering—145 Prescott Ave., Elmira Heights, NY 14903-1768	12,792.9310	6%
International Index Fund— Class R-3	Jim Spachman Agency—2104 Crimson Ln., Bloomington, IL 61704-2741	12,055.1040	6%
Equity and Bond Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	109,529.0250	76%
Equity and Bond Fund— Class R-3	Suzette De Salvo—5217 Harlem Ave, Chicago, IL 60656-1803	13,846.2470	9%
Equity and Bond Fund— Class R-3	RSI—442 Main St., Kiowa, KS 67070-1405	7,592.7690	5%

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(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount of beneficial ownership (Shares)	(4) Percent of class
Bond Fund— Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	94,250.7070	55%
Bond Fund— Class R-3	Scaparotti Construction—5910 Landerbrook Dr, Suite 230, Cleveland, OH 44124-6500	17,062.9010	10%
Bond Fund— Class R-3	Richard Royalty—2708 Knob Hill Dr, Evansville, IN 47711-2114	19,533.7190	11%
Bond Fund— Class R-3	Mosebach Funt, Dayton, & Duckworth—2045 Westgate Drive #404, Bethlehem, PA 18017-7480	12,217.7080	7%
Money Market Fund— Class R-3	Sample Express, Inc—1101 O.G. Skinner Drive, Westpoint, GA 31833-2745	198,769.5800	9%
Money Market Fund— Class R-3	The Women’s Clinic of New Albany—460 West Bankhead Street, New Albany, MS 38652-3319	349,512.4700	17%
Money Market Fund— Class R-3	Scaparotti Construction—5910 Landerbrook Dr, Suite 230, Cleveland, OH 44124-6500	379,994.2800	18%
Money Market Fund— Class R-3	Sole Prop Porter—3829 Paul Mill Road, Ellicott City, MD 21042-3771	167,662.8400	8%
Money Market Fund— Class R-3	Kapsi—315 East Broadway, Norton Health Care Pavilion, Louisville, KY 40202-3700	256,137.7700	12%
Money Market Fund— Class R-3	Corporate Dining Inc—1645 W. Hamlin Rd., Rochester Hls, MI 48309-3312	204,772.3700	10%
Money Market Fund— Class R-3	Oliver—211 Riverside Ct., Greer, SC 29650-4508	110,468.8900	5%
LifePath Retirement Fund— Class R-3	Mosebach Funt, Dayton, & Duckworth—2045 Westgate Drive #404, Bethlehem, PA 18017-7480	44,264.7900	26%
LifePath Retirement Fund— Class R-3	Thomas & Muller Systems—80 Gravel Pike, Red Hill, PA 18076-1423	24,801.0060	14%
LifePath Retirement Fund— Class R-3	Global Sulfur Systems, Inc—859 Tembus Circle, P.O. Box 1236, Arroyo Grande, CA 93421-1236	20,256.9200	11%
LifePath Retirement Fund— Class R-3	Dewayne Trichell State Farm Agent—202 N. Walton Suite 10, Bentonville, AR 72712-5158	17,937.5420	10%
LifePath Retirement Fund— Class R-3	R Wayne Hartford—2 Stahl Court, Marlton, NJ 08053-9728	17,215.2730	10%
LifePath 2020 Fund— Class R-3	The Women’s Clinic of New Albany—460 West Bankhead Street, New Albany, MS 38652-3319	28,297.8870	9%
LifePath 2020 Fund— Class R-3	Suzette De Salvo—5217 Harlem Ave, Chicago, IL 60656-1803	20,239.1720	7%
LifePath 2020 Fund— Class R-3	Sun Construction—1232 Boston Ave., Longmont, CO 80501-5801	14,897.0380	5%
LifePath 2020 Fund— Class R-3	Ruth Shannon State Farm—17617 Midway Road Apt 134, Dallas, TX 75287-6797	51,239.3380	18%
LifePath 2020 Fund— Class R-3	Mary M. Andrews—315 West Genesee, St Auburn, NY 13021-3150	23,786.3460	8%
LifePath 2020 Fund— Class R-3	RSI—543 Main St., Kiwa, KS 67070-1405	22,849.6900	8%
LifePath 2020 Fund— Class R-3	R Wayne Hartford—2 Stahl Ct, Marlton, NJ 08053-9728	15,676.9870	5%
LifePath 2030 Fund— Class R-3	DPC Engineering P.C.—145 Prescott Ave, Elmira Hts, NY 14903-1768	43,686.2690	14%

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(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount of beneficial ownership (Shares)	(4) Percent of class
LifePath 2030 Fund— Class R-3	G.T. Luscombe Company, Inc—106 Kansas St., Frankfort, IL 60423-1447	33,681.1390	11%
LifePath 2030 Fund— Class R-3	Alternative Home Care—7759 Montgomery Rd, Ste 8, Cincinnati, OH 45236-4201	20,614.4870	6%
LifePath 2030 Fund— Class R-3	Sun Construction—1232 Boston Ave., Longmont, CO 80501-5801	19,493.6360	6%
LifePath 2030 Fund— Class R-3	Scaparotti Contruction— 5910 Landerbrook Dr., Suite 230, Cleveland, OH 44124-6500	23,586.8970	7%
LifePath 2030 Fund— Class R-3	Gary Laforest—15616 N 10th Pl., Phoenix, AZ 85022-3524	16,861.0350	5%
LifePath 2030 Fund— Class R-3	The Women’s Clinic of New Albany—460 West Bankhead Street, New Albany, MS 38652-3319	21,619.4030	7%
LifePath 2040 Fund— Class R-3	Jim Spachman Agency—2104 Crimson Ln., Bloomington, IL 61704-2741	45,818.3430	15%
LifePath 2040 Fund— Class R-3	Manny Miranda Agency—16896 S. Dixie Hwy, Miami, FL 33157-4366	32,934.7460	11%
LifePath 2040 Fund— Class R-3	Mulvaney Rehab Services, Ltd—1007 S. 42nd St, Suite 5, Mt. Vernon, IL 62864-6217	37,261.6840	12%
Small/Mid Cap Equity Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	881,057.2690	76%
International Equity Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	843,170.3200	89%
Small Cap Index Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	664,010.6240	75%
International Index Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	766,871.1660	79%
Equity and Bond Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,001,001.0010	75%
Bond Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	494,559.8420	47%
Tax Advantaged Bond Fund— Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	305,838.7400	53%
Money Market Fund— Class B	Ernesto Esparza—1145 Walnut Hill Ln, Desoto, TX 75115-4281	31,329.9500	8%

Trustees and officers of the Trust, as a group, own more than 1% of a share class of a Fund as shown below:

Small/Mid Cap Equity Fund—Legacy A	3%
International Equity Fund—Legacy A	4%

Trustees and officers of the Trust, as a group, do not own more than 1% of a share class of any other Fund.

The Master Portfolios are series of the Master Fund, an open-end, series management investment company organized as Delaware business trust. The Master Fund was organized October 21, 1993. The Master Fund currently consists of multiple series, including the Master Portfolios.

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POTENTIAL CONFLICTS OF INTEREST RELATED TO BFA AS SUB-ADVISER TO THE S&P 500

INDEX FUND AND RELATED TO THE MASTER PORTFOLIOS

The PNC Financial Services Group, Inc. (“PNC”), has a significant economic interest in BlackRock, Inc., the parent of BFA, the LifePath Portfolios’ investment adviser and sub-adviser to the S&P 500 Index Fund. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act of 1940. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”) with respect to the S&P 500 Index Fund and the LifePath Master Portfolios (collectively, the “Master Portfolios”) and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below. The discussion below regarding potential conflicts of interest relates not only to BFA’s management or sub-advising of the S&P 500 Index Fund or the LifePath Master Portfolios but also to BFA’s management of the Underlying Funds in which the LifePath Master Portfolios invest.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the Investment Company Act of 1940. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Master Portfolio, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Master Portfolios. These are considerations of which investors in the S&P 500 Index Fund or a State Farm LifePath Fund should be aware, and which may cause conflicts of interest that could disadvantage one or more of these Funds and its/their shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Master Portfolio.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the S&P 500 Index Fund or a Master Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the S&P 500 Index Fund or a Master Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the S&P 500 Index Fund or a Master Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the S&P 500 Index Fund or a Master Portfolio invests, which could have an adverse impact on the S&P 500 Index Fund or a Master Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the S&P 500 Index Fund or a Master Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the S&P 500 Index Fund or the Master Portfolio.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including the S&P 500 Index Fund or a Master Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the S&P 500 Index Fund or a Master Portfolio. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the S&P 500 Index Fund or a Master Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the S&P 500 Index Fund or a Master Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the S&P 500 Index Fund or a Master Portfolio, market impact, liquidity constraints, or other factors could result in the S&P 500 Index Fund or a

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Master Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the S&P 500 Index Fund or the Master Portfolio could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the S&P 500 Index Fund or a Master Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the S&P 500 Index Fund or a Master Portfolio may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the S&P 500 Index Fund or a Master Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the S&P 500 Index Fund or a Master Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the S&P 500 Index Fund or a Master Portfolio has invested, and those activities may have an adverse effect on the S&P 500 Index Fund or the Master Portfolio. As a result, prices, availability, liquidity and terms of the S&P 500 Index Fund or the Master Portfolio’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the S&P 500 Index Fund or the LifePath Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a the S&P 500 Index Fund or Master Portfolio’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the S&P 500 Index Fund or a Master Portfolio. Moreover, it is possible that the S&P 500 Index Fund or a Master Portfolio will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the S&P 500 Index Fund or a Master Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the S&P 500 Index Fund or a Master Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its sub-advising or management of the S&P 500 Index Fund or a Master Portfolio, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the S&P 500 Index Fund or a Master Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the S&P 500 Index Fund or a Master Portfolio and it is not anticipated that BlackRock will have access to such information for the purpose of managing the S&P 500 Index Fund or the Master Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in sub-advising or managing the S&P 500 Index Fund or a Master Portfolio.

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In addition, certain principals and certain employees of BlackRock are also principals or employees of another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the S&P 500 Index Fund or a Master Portfolio should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the S&P 500 Index Fund or a LifePath Portfolio in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the S&P 500 Index Fund or the Master Portfolio, and such party may have no incentive to assure that the S&P 500 Index Fund or the Master Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the S&P 500 Index Fund or a Master Portfolio may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the S&P 500 Index Fund or a Master Portfolio invests or which may be based on the performance of the S&P 500 Index Fund or the Master Portfolio. The S&P 500 Index Fund or a Master Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the S&P 500 Index Fund or the Master Portfolio.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the S&P 500 Index Fund or the Master Portfolio. To the extent affiliated transactions are permitted, the S&P 500 Index Fund or a Master Portfolio will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the S&P 500 Index Fund or a Master Portfolio. The S&P 500 Index Fund or a Master Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the S&P 500 Index Fund or a Master Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the S&P 500 Index Fund or the Master Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the S&P 500 Index Fund or the Master Portfolios or their shareholders will be required, and no fees or other compensation payable by the S&P 500 Index Fund or the Master Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the S&P 500 Index Fund or the Master Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the S&P 500 Index Fund or the Master Portfolios. The S&P 500 Index Fund or a Master Portfolio will be required to establish business relationships with its counterparties based on the S&P 500 Index Fund or the Master Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the S&P 500 Index Fund or a Master Portfolio’s establishment of its business relationships, nor is it expected that the S&P 500 Index Fund or the Master Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the S&P 500 Index Fund or the Master Portfolio’s creditworthiness.

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Purchases and sales of securities for the S&P 500 Index Fund or a Master Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the S&P 500 Index Fund or the Master Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the S&P 500 Index Fund or the Master Portfolios. In addition, under certain circumstances, the S&P 500 Index Fund or the Master Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the S&P 500 Index Fund or the Master Portfolios, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the S&P 500 Index Fund or the Master Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the S&P 500 Index Fund or the Master Portfolios based on the amount of brokerage commissions paid by the S&P 500 Index Fund or the Master Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the S&P 500 Index Fund or the Master Portfolios and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock also may enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the S&P 500 Index Fund or the Master Portfolios. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect

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of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the S&P 500 Index Fund and the Master Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of the S&P 500 Index Fund or a Master Portfolio. Increasing the S&P 500 Index Fund or a Master Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Master Portfolio’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of the S&P 500 Index Fund or a Master Portfolio acquired for their own accounts. A large redemption of shares of the S&P 500 Index Fund or a Master Portfolio by BlackRock or its Affiliates could significantly reduce the asset size of the S&P 500 Index Fund or the Master Portfolio, which might have an adverse effect on the S&P 500 Index Fund or the Master Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the S&P 500 Index Fund or a Master Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that the S&P 500 Index Fund or a Master Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The S&P 500 Index Fund or a Master Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the S&P 500 Index Fund or a Master Portfolio and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for the S&P 500 Index Fund or a Master Portfolio, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the S&P 500 Index Fund or a Master Portfolio’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the S&P 500 Index Fund or a Master Portfolio. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients have an investment.

BlackRock and Ace Limited (“ACE”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock will also have less than one-half of 1% ownership interest in Re Co. Blackrock will manage the investment portfolio of Re Co, which will be held in a wholly-owned subsidiary. Re Co will participate as a reinsurer with reinsurance contracts underwritten by subsidiaries of ACE. An independent director for certain BlackRock-advised funds also serves as an independent director of ACE and has no interest or involvement in the Re Co transaction.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the S&P 500 Index Fund or the Master Portfolios. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the S&P 500 Index Fund or the Master Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their

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sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Master Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the S&P 500 Index Fund or the Master Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the S&P 500 Index Fund or a Master Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the S&P 500 Index Fund or the Master Portfolio’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the S&P 500 Index Fund or a Master Portfolio’s pricing vendors and/or fund accountants, there may be instances where the S&P 500 Index Fund or the Master Portfolio’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Determination of Net Asset Value” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Master Portfolio’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Master Portfolios’ Board of Trustees. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Master Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Master Portfolio’s net asset value. As a result, a Master Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the S&P 500 Index Fund or a Master Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the S&P 500 Index Fund or a Master Portfolio, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in the S&P 500 Index Fund or a Master Portfolio bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the S&P 500 Index Fund or a Master Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same,

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different from or made at different times than positions taken for the S&P 500 Index Fund or the Master Portfolio. To lessen the possibility that the S&P 500 Index Fund or a Master Portfolio will be adversely affected by this personal trading, the S&P 500 Index Fund, the Master Portfolios, and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding portfolio transactions by these entities. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the S&P 500 Index Fund or a Master Portfolio, except that the S&P 500 Index Fund or a Master Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the S&P 500 Index Fund or a Master Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Master Portfolios and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the S&P 500 Index Fund or a Master Portfolio to purchase and another client of BlackRock to sell, or the S&P 500 Index Fund or the Master Portfolio to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the S&P 500 Index Fund or a Master Portfolio may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the S&P 500 Index Fund or the Master Portfolios may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the S&P 500 Index Fund or a Master Portfolio, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the S&P 500 Index Fund or the Master Portfolios wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the S&P 500 Index Fund and the Master Portfolios may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.

In certain circumstances where the S&P 500 Index Fund or a Master Portfolio invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the S&P 500 Index Fund and the Master Portfolios) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause Blackrock, the S&P 500 Index Fund or a Master Portfolio or other client account to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the S&P 500 Index Fund and the Master Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Blackrock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

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In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the S&P 500 Index Fund and the Master Portfolios), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weightings in the applicable benchmark used by BlackRock to manage the S&P 500 Index Fund or a Master Portfolio. If a client’s (including the S&P 500 Index Fund or a Master Portfolio’s) holdings of an issuer exceed an applicable threshold and Blackrock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of the client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates, may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

VOTING RIGHTS

Each share (including fractional shares) is entitled to one vote for each dollar of NAV represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

Matters requiring separate shareholder voting by a Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

In a situation where an Equity Index Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Equity Index Fund will vote such shares in the same proportion as the shares of which the Equity Index Fund does receive voting instructions.

FINANCIAL STATEMENTS

The audited financial statements for the Trust for the fiscal year ended December 31, 2014, are incorporated herein by reference from the Trust’s annual report to shareholders.

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APPENDIX A

DESCRIPTION OF BOND RATINGS—NON-LIFEPATH FUNDS

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

RATINGS BY MOODY’S

Aaa—Bonds rated Aaa are judged to be the best quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and are subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations and are subject to moderate credit risk. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing and are subject to very high credit risk. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

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Ca—Bonds rated Ca represent obligations which are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated class of bonds and are typically in default. Bonds rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. The designation “Con.” followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

MUNICIPAL NOTES:

Moody’s employs the following three rating categories for short-term municipal obligations that are considered investment grade:

MIG 1. This designation denotes superior credit quality. There is present excellent protection by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

COMMERCIAL PAPER:

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

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S&P RATINGS

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—The rating C is reserved for income bonds on which obligations are currently highly vulnerable to nonpayment.

D—An obligation rated D is in payment default.

In order to provide more detailed indications of credit quality, most of the S&P’s bond letter ratings described above from AA to CCC may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

Provisional Ratings. The letters “pr” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1.    Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

SP-2.    Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

—	Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

—	Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

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COMMERCIAL PAPER:

S&P’s short-term ratings are used to evaluate commercial paper.

A.    Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

A-1.    This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

Description of Bond Ratings for the LifePath Master Portfolios

Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Description of Moody’s Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

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Description of Short-Term Obligation Ratings

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Issue Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

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CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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Description of Standard & Poor’s Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Standard & Poor’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

147

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Fitch long-term obligations rating scales are as follows:

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	‘CCC’ ratings indicate that substantial credit risk is present.

CC	‘CC’ ratings indicate very high levels of credit risk.

C	‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

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F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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STATE FARM MUTUAL FUND TRUST

PART C OF THE REGISTRATION STATEMENT

Item 28.	Exhibits

(a)	Declaration of Trust[5]

(b)	Bylaws[1]

(c)	N/A

(d)(1)	Amended and Restated Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management Corp.[5]

(d)(2)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and Northern Trust Investments, N.A.[1]

(d)(3)	Amended and Restated Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Bridgeway Capital Management, Inc.[3]

(d)(4)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Rainier Investment Management, LLC[6]

(d)(5)	Amended and Restated Reimbursement Arrangement between State Farm VP Management Corp., State Farm Investment Management Corp. and State Farm Mutual Fund Trust

(d)(6)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Westwood Management Corp.[3]

(d)(7)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Marsico Capital Management, LLC[3]

(d)(8)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Northern Cross, LLC[3]

(d)(9)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and BlackRock Fund Advisors[5]

(e)(1)	Distribution Agreement between Registrant and State Farm VP Management Corp.[2]

(e)(2)	Amended and Restated Shareholder Services Agreement[2]

(f)	N/A

(g)(1)	Custodial Agreement between Registrant and JP Morgan Chase Bank[1]

(g)(2)	Global Custody Rider between Registrant and JP Morgan Chase Bank[1]

(g)(3)	Special Foreign Custody Manager Agreement between Registrant and State Farm Investment Management Corp.[1]

(g)(4)	Master Custodian Agreement between Registrant & State Street Bank & Trust Company[4]

(h)(1)	Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company[1]

(h)(2)	Service Agreement among Registrant, State Farm VP Management Corp., State Farm Indemnity Company, State Farm Life Insurance Company and State Farm Mutual Automobile Insurance Company[1]

(h)(3)	Amended and Restated Transfer Agency and Services Agreement[4]

(h)(4)	Third Party Feeder Fund Agreement among Registrant, Master Investment Portfolio and State Farm VP Management Corp.[3]

(h)(5)	Amendment #1 to the Third Party Feeder Fund Agreement Among State Farm Mutual Fund Trust, State Farm VP Management Corp. and Master Investment Portfolio[4]

(h)(6)	Amendment #2 to the Third Party Feeder Fund Agreement Among State Farm Mutual Fund Trust, State Farm VP Management Corp. and Master Investment Portfolio.[5]

(h)(7)	Master Accounting Services Agreement between Registrant, State Farm Investment Management Corp. and State Street Bank & Trust Company[4]

(i)	Consent of Greenberg Traurig, LLP

(j)(1)	Consent of PricewaterhouseCoopers LLP

(j)(2)	Consent of PricewaterhouseCoopers LLP

(k)	N/A

(l)	N/A

(m)	Amended and Restated 12b-1 Distribution and Service Plan for Class A, Legacy Class A, Class B, Legacy Class B, Class R-1 and Class R-2 Shares[2]

(n)	Amended and Restated State Farm Mutual Fund Trust Multiple Class Plan Pursuant to Rule 18f-3

(p	)(1)	Code of Ethics of State Farm Associates’ Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust

(p	)(2)	Code of Ethics- Northern Trust Investments, Inc.

(p	)(3)	Code of Ethics of Master Investment Portfolio[1]

(p	)(4)	Code of Ethics of Bridgeway Capital Management, Inc.

(p	)(5)	Code of Ethics of Rainier Investment Management, LLC[6]

(p	)(6)	Code of Ethics of Westwood Management Corp.[6]

(p	)(7)	Code of Ethics of Marsico Capital Management, LLC [6]

(p	)(8)	Code of Ethics of Northern Cross, LLC

(p	)(9)	Code of Ethics - BlackRock Fund Advisors

[1]	Incorporated by reference to post-effective amendment number seventeen on Form N-1A, No 333-42004 filed February 16, 2006.
[2]	Incorporated by reference to post-effective amendment number twenty-six on Form N-1A, No. 333-42004 filed April 29, 2008.
[3]	Incorporated by reference to post-effective amendment number twenty-eight on Form N-1A, No 333-42004 filed August 29, 2008.
[4]	Incorporated by reference to post-effective amendment number thirty-four on Form N-1A, No. 333-42004 filed April 30, 2010.
[5]	Incorporated by reference to post-effective amendment number thirty-eight on Form N-1A, No. 333-42004 filed on April 27, 2012.
[6]	Incorporated by reference to post-effective amendment number forty on Form N-1A, No. 333-42004 filed on April 30, 2014.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

State Farm Mutual Automobile Insurance Company provided the initial seed capital for the Registrant and may be deemed to control the Registrant until some time after the Registrant publicly offers its shares. Thereafter, there will be no persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item.

ITEM 30.	INDEMNIFICATION

As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust (the Declaration of Trust). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the DSTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by

Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information in the statement of additional information under the caption “Trustees and Officers” and “Investment Advisory Agreements” is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds and other advisory clients, State Farm Investment Management Corp., has not at any time during the past two fiscal years engaged in any other business of a substantial nature. The directors and officers of State Farm Investment Management Corp., whose status is determined as of January 1, 2015, have engaged during the previous two fiscal years in other businesses, professions, vocations or employment or in the capacity of director, officer, employee, partner or trustee as described in the SAI and as described below:

Directors and Officers of State Farm Investment Management Corp.:

Edward B. Rust, Jr., Director and President. Chief Executive Officer - State Farm Mutual Automobile Insurance Company.

Michael L. Tipsord, Director, Senior Vice President and Treasurer*

Mark Mikel, Vice President - Financial and Secretary*

Paul J. Smith, Senior Vice President and Director*

Joe R. Monk, Jr. Senior Vice President and Director*

Rand Harbert, Senior Vice President and Director. Executive Vice President and Chief Agency Sales and Marketing Officer - State Farm Mutual Automobile Insurance Company.

Dick Paul, Vice President*

Joseph P. Young, Vice President*

David Grizzle, Chief Compliance Officer, Assistant Secretary-Treasurer and Anti-Money Laundering Compliance Officer*

*	See the information contained in the statement of additional information under the caption “Trustees and Officers,” incorporated herein by reference.

ITEM 32.	PRINCIPAL UNDERWRITERS

State Farm VP Management Corp. serves as the principal underwriter to the Registrant and to State Farm Associates’ Funds Trust, State Farm Variable Product Trust and to four separate accounts that offer the State Farm variable insurance products. The following table contains information concerning each director and officer of State Farm VP Management Corp., whose status is determined as of January 1, 2015 (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Edward B. Rust Jr.	Director and President	None

Michael L. Tipsord	Director, Senior Vice President and Treasurer	Trustee and President

Rand Harbert	Director and Senior Vice President	None

Joe R. Monk Jr.	Senior Vice President and Director	Senior Vice President

Paul J. Smith	Senior Vice President and Director	Trustee, Senior Vice President and Treasurer

Mark Mikel	Vice President - Financial and Secretary	Vice President and Secretary

Terry Ludwig	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None

Dick Paul	Vice President	Vice President

David R. Grizzle	Assistant Secretary - Treasurer	Chief Compliance Officer, Assistant Secretary - Treasurer and Anti-Money Laundering Compliance Officer

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

(a)	Registrant

(b)	State Farm Investment Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

(c)	BlackRock Fund Advisers

400 Howard Street

San Francisco, California 94105

(d)	State Street Bank

200 Clarendon Street

Boston, Massachusetts 02116

(e)	Northern Trust Investments, N.A.

50 South La Salle Street

Chicago, Illinois 60675

(f)	Bridgeway Capital Management, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

(g)	Rainier Investment Management, LLC

601 Union Street, Suite 2801

Seattle, Washington 98101

(h)	Westwood Management Corp.

200 Crescent Court

Dallas, Texas 75201

(i)	Marsico Capital Management, LLC

1200 17th Street, Suite 1600

Denver, Colorado 80202

(j)	Northern Cross, LLC

125 Summer Street, 14th Floor,

Suite 1470

Boston, Massachusetts 02110

(k)	J.P Morgan Chase Bank

3 Chase Metro Tech Center

Brooklyn, New York 11245

ITEM 34.	MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 35.	UNDERTAKINGS

N/A

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Mutual Fund Trust, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and State of Illinois on the 29th day of April 2015.

STATE FARM MUTUAL FUND TRUST

By:	/s/ Michael L. Tipsord
Michael L. Tipsord Trustee and President

Pursuant to the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Michael L. Tipsord Michael L. Tipsord	Trustee, President and Chairperson of the Board	April 29, 2015

*Paul J. Smith	Trustee, Senior Vice President and Treasurer	April 29, 2015

*Thomas M. Mengler	Trustee	April 29, 2015

*James A. Shirk	Trustee	April 29, 2015

*Diane L. Wallace	Trustee	April 29, 2015

*Victor J. Boschini	Trustee	April 29, 2015

*David L. Vance	Trustee	April 29, 2015

*Alan R. Latshaw	Trustee	April 29, 2015

*Anita M. Nagler	Trustee	April 29, 2015

By:	/s/ David Moore
David Moore Attorney-In-Fact April 29, 2015

*	Original powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, for the trustee of the Registrant on whose behalf this Registration Statement is filed, have been executed and are attached to this amendment to the Registration Statement.

SIGNATURES

This Registration Statement contains certain disclosures regarding the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (the “Portfolios”), series of the Master Investment Portfolio (the “Trust”). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of the State Farm Mutual Fund Trust (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on April 29, 2015. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolios and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

MASTER INVESTMENT PORTFOLIO

By:	/s/ John M. Perlowski
John M. Perlowski
President and Chief Executive Officer (Chief Executive Officer)

This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on April 29, 2015. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolios and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

/s/ John M. Perlowski	President and Chief Executive Officer	April 29, 2015

John M. Perlowski	(Chief Executive Officer)

/s/ Neal J. Andrews Neal J. Andrews	Chief Financial Officer	April 29, 2015

Collette Chilton*	Trustee	April 29, 2015

Barbara G. Novick*	Trustee	April 29, 2015

David O. Beim*	Trustee	April 29, 2015

Frank J. Fabozzi*	Trustee	April 29, 2015

Dr. Matina S. Horner*	Trustee	April 29, 2015

Rodney D. Johnson*	Trustee	April 29, 2015

Herbert I. London*	Trustee	April 29, 2015

Ian A. MacKinnon*	Trustee	April 29, 2015

Cynthia A. Montgomery*	Trustee	April 29, 2015

Joseph P. Platt, Jr.*	Trustee	April 29, 2015

Robert C. Robb, Jr.*	Trustee	April 29, 2015

Toby Rosenblatt*	Trustee	April 29, 2015

Mark Stalnecker*	Trustee	April 29, 2015

Kenneth L. Urish*	Trustee	April 29, 2015

Frederick W. Winter*	Trustee	April 29, 2015

By: /s/ Benjamin Archibald Benjamin Archibald (Attorney-in-Fact)

*	As Attorney-in-Fact pursuant to the power of attorney, dated January 1, 2015, that is filed herein.

EXHIBIT INDEX

EXHIBIT LETTER	DESCRIPTION
(d)(5)	Amended and Restated Reimbursement Arrangement between State Farm VP Management Corp., State Farm Investment Management Corp. and State Farm Mutual Fund Trust
(i)	Consent of Greenburg Traurig, LLP
(j)(1)	Consent of PricewaterhouseCoopers LLP
(j)(2)	Consent of PricewaterhouseCoopers LLP
(n)	Amended and Restated State Farm Mutual Fund Trust Multiple Class Plan pursuant to Rule 18f-3
(p)(1)	Code of Ethics – State Farm Associates’ Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust
(p)(2)	Code of Ethics – Northern Trust Investments, Inc.
(p)(4)	Code of Ethics of Bridgeway Capital Management, Inc.
(p)(8)	Code of Ethics of Northern Cross, LLC
(p)(9)	Code of Ethics of Blackrock Fund Advisors
Power of Attorney, State Farm Mutual Fund Trust
Power of Attorney, Master Investment Portfolio